As filed with the Securities and Exchange Commission on November 7, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-05518

Investment Company Act file number

The RBB FUND, INC.
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Salvatore Faia, President

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5366

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2018

Item 1. Reports to Stockholders.

Abbey Capital Futures Strategy Fund

of

THE RBB FUND, INC.

Annual Report

August 31, 2018

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report

August 31, 2018 (Unaudited)

Dear Shareholder,

The Abbey Capital Futures Strategy Fund (the “Fund”) Class I returned +1.34% net of fees for the 12-month fiscal year ended August 31, 2018. The positive performance was driven by trends in equities, energy and interest rates over the period, with some partially offsetting losses from trading in bonds, base metals and major currencies. The Fund’s non-trendfollowing allocation drove gains over the period, supported by the core allocation to trendfollowing systems. The Fund allocates to its underlying trading advisers through its investment in Abbey Capital Offshore Fund Limited (the “ACOF”), a wholly-owned subsidiary of the Fund. The Fund invests up to 25% of its assets into the ACOF and its remaining assets in a fixed income strategy consisting primarily of U.S. Treasury obligations.

Effective on or about October 1, 2018, the Fund may invest up to 25% of its assets in the newly created Abbey Capital Master Offshore Fund Limited, a wholly owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “Cayman Subsidiary”). Additionally, the ACOF became a wholly-owned subsidiary of the Cayman Subsidiary through a share exchange between the Fund and the Cayman Subsidiary and registered as a segregated portfolio company under the laws of the Cayman Islands under the name Abbey Capital Offshore Fund SPC (the “SPC”). The Cayman Subsidiary serves solely as an intermediate entity through which the Fund invests in the SPC and makes no independent investment decisions and has no investment or other discretion over the Fund’s investable assets.

The Fund may also invest a portion of its assets in segregated series of another new wholly-owned subsidiary of the Fund, the Abbey Capital Onshore Series LLC (the “Onshore Subsidiary”), which was formed on August 16, 2018.

	2018 YTD	SEP. 1, 2017 TO AUG. 31, 2018	SEP. 1, 2016 TO AUG. 31, 2017	ANNUALIZED SINCE INCEPTION ON JULY 1, 2014 TO AUG. 31, 2018
Class I Shares	-2.15%	1.34%	-5.00%	3.66%
Class A Shares*	-2.34%	1.08%	-5.18%	3.41%
Class A Shares (max load)	-7.92%	-4.73%	-10.65%	1.95%
Class C Shares**	-2.81%	0.36%	-5.89%	2.66%
BofA Merrill Lynch 3-Month T-Bill Index***	1.15%	1.52%	0.62%	0.57%
S&P 500® Total Return Index***	9.94%	19.66%	16.23%	12.16%
Barclay CTA Index***	-1.35%	-0.09%	-2.17%	0.80%

Barclay CTA numbers are based on the estimate available on the BarclayHedge website as of September 17th 2018

Source: Abbey Capital and Bloomberg

Performance quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

Please note the above is shown for illustrative purposes only

*

Class A Shares performance prior to its inception on August 29, 2014 is the performance of Class I Shares, adjusted for the Class A Shares expense ratio. There is a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75% in Class A Shares.

**	Class C Shares performance prior to its inception on October 6, 2015 is the performance of Class I Shares, adjusted for the Class C Shares expense ratio.

1

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report (Continued)

August 31, 2018 (Unaudited)

***

The Barclay CTA Index is derived from data which is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the Bank of America Merrill Lynch 3-Month T-Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable and the above is shown for illustrative purposes only.

Abbey Capital Limited (the “Adviser”) has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79%, 2.04% and 2.79% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares, and Class C Shares, respectively. This contractual limitation is in effect until December 31, 2019, and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. In addition, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. In determining the Adviser’s obligation to waive its investment advisory fees and/or reimburse expenses, the following expenses are not taken into account: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. Without the limitation agreement, the expense ratios are 1.93%. 2.18% and 2.93% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares, and Class C Shares, respectively, as stated in the current prospectus dated December 31, 2017 as supplemented (and which may differ from the actual expense ratios for the period covered by this report). The quoted performance would have been lower without the expense limitation.

Please refer to the prospectus for further information on expenses and fees.

Market Commentary

Overall, global economic data was positive over the twelve-month fiscal year ended August 31, 2018, although there were growing indications that the US economy was outperforming its peers. Optimism over US economic growth generally supported risk assets, despite periodic bouts of risk aversion as a result of heightened global trade tensions and geopolitical developments, with signs of accelerating inflation and tighter monetary policy in the US an added consideration.

In aggregate, global equities rallied over the period, driven by strong gains by US and Japanese indices. Solid returns over the first part of the period were pared in late January and February as worries that mounting inflationary pressures could lead to a more aggressive pace of central bank tightening weighed on risk appetite, creating a sharp reversal in many stock indices. Equities generally rebounded from Q2 2018 onwards, as strong earnings growth and accelerating US GDP growth supported risk appetite, and outweighed the negative impact of deteriorating relations between the US and many of its trade partners, particularly China. By region, US indices were positive for the one-year period, supported by strong earnings growth, signs of improving economic conditions and optimism following the passing of tax reform, with the S&P 500 reaching a new record high in August 2018. Eurozone equities were negative, as Italian stocks struggled on the back of heightened political concerns following the election of an anti-establishment government in May, with worries about global trade another concern for stocks in the region. Chinese equities also saw losses amid heightened trade tensions with the US.

Signs of a shift towards more hawkish policy amongst major global central banks was an important driver of moves in currency and bond markets. The Federal Reserve (“Fed”) hiked rates three times in the twelve months to August and US Treasury yields rose as a result, particularly at shorter maturities. Market forecasts of a faster pace of future US rate hikes on the back of solid economic data and rising inflation was another factor driving the increase in shorter maturity Treasury yields. Moves in eurozone bonds were more muted, despite the European Central Bank unveiling plans to end quantitative easing in December 2018. German 10-year Bund yields were slightly lower over the period, while yields in Italy rose on concerns over the new government formed in May, with moves higher resuming in August on reports that the government may run a larger budget deficit than allowed under EU rules. In Japan, government bond yields rose, but remained close to zero as the Bank of Japan continued with its yield targeting program, although there was increased speculation over the period that the central bank may begin to normalise its policies.

2

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report (Continued)

August 31, 2018 (Unaudited)

In currencies, the USD weakened over the first part of the period before trading in a wide range between February and March. The greenback rallied from April onwards, with the widening yield differential between the US and other developed economies a key driver of the reversal. More recently, global trade fears, expectations of more hawkish Fed policy and signs of stronger US growth have all supported the USD, although comments from President Trump criticising the pace of Fed rate hikes and the strength of the USD have at times weighed on the US currency. EUR/USD declined over the period, while GBP/USD was roughly unchanged overall, with early-2018 gains in GBP/USD unwinding as the USD began to strengthen from April and talk of a ‘no-deal’ Brexit became more prevalent. AUD/USD was significantly lower over the period, as global trade war fears, signs of slower growth in China, political developments in Australia and a lack of policy action by the Reserve Bank of Australia all impacted sentiment. Emerging market currencies struggled later in the period amid USD strength, with the TRY and BRL notable underperformers.

In commodities, moves in the USD and developments on the global trade front were important factors that impacted prices over the period. Crude oil mostly trended higher, despite rising US production, as OPEC supply cuts helped to boost prices. The US withdrawal from the Iran nuclear deal was another notable event in energy markets. Base metals prices generally rose over the first part of the period on the back of stronger economic data, however these trends reversed as worries about escalating global trade tensions weighed on the sector. Precious metals were also weaker, with gold in a downtrend since April, despite periods of heightened geopolitical risk, with the stronger USD a key driver. In agricultural commodities, weather developments and global trade were important themes that impacted the sector. Soybeans were lower as the imposition of Chinese tariffs on US imports impacted prices, with forecasts of a bumper US harvest also weighing on prices later in the period. Weakness in the BRL proved a headwind for coffee prices, with sugar another notable underperformer in the agricultural commodity space.

Performance Attribution

Returns for the ACOF were driven by gains from equities, energy and interest rates. The ACOF’s diversifying Global Macro and Value sub-advisers (sub-advisers are also known as “Trading Advisers”) were responsible for the majority of gains, although Diversified Trendfollowing (“Trendfollowing”) sub-advisers also contributed positive performance in aggregate over the period.

Within equities, strong gains were realised during the early part of the period from long positions, however these gains were pared in February as equity market volatility spiked amid the sharp reversal in the S&P 500 and other global indices. The largest gains over the year were realised from long positions in US indices, primarily the S&P 500 and NASDAQ 100, with further profits accruing from long exposure to the Nikkei 225. Trendfollowing sub-advisers captured practically all gains in the sector, while Value sub-advisers were slightly positive and Global Macro sub-advisers saw modest losses. In energy, long positions in crude oil maintained over the course of the year drove positive performance as prices trended higher, outweighing some losses from mostly short natural gas exposure. Trendfollowing sub-advisers were responsible for all performance in the sector. In interest rates, short positions in 3-month Eurodollar contracts proved profitable as the market revised higher its forecasts for interest rate hikes by the Fed in 2018 and 2019. Global Macro sub-advisers saw the largest gains in the sector, with Trendfollowing sub-advisers also positive over the period. Further, smaller gains were realised in soft commodities, largely from short positions in coffee.

On the negative side, bonds was the largest sectoral detractor, with losses from Trendfollowing sub-advisers in UK 10-year Gilt and US 30-year Treasury contracts outweighing gains realised by Value sub-advisers from a short position in US 10-year Treasury contracts early in the period. Base metals was also negative, with copper and aluminium both proving challenging for Trendfollowing sub-advisers as deteriorating global trade relations impacted sentiment in the sector. Major currencies was another difficult sector, with most of the losses occurring during a period of USD weakness in Q4 2017. Overall, losses from Trendfollowing sub-advisers outweighed gains by Global Macro sub-advisers in the sector, with trading in USD/JPY the Fund’s worst contract. In grains, mixed positions in wheat over the second half of the period drove the majority of losses amid choppy price action. Further, smaller losses were seen from trading in emerging market currencies, meats and precious metals.

3

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report (Concluded)

August 31, 2018 (Unaudited)

Key to Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
GBP	British Pound Sterling
JPY	Japanese Yen
TRY	Turkish Lira
USD	US Dollar

An investment in the Fund is speculative and involves substantial risk. It is possible that an investor may lose some or all of their investment. The Fund may invest up to 25% of its total assets in Abbey Capital Offshore Fund Limited, which is a wholly-owned subsidiary of the Fund that invests in managed futures and foreign exchange. All investments in securities involve risk of the loss of capital. An investment in the Fund includes the risks inherent in an investment in securities, as well as specific risks associated with this open-ended investment product. Among the risks associated with investing in this Fund are Commodity Sector Risk, Counter-Party Risk, Credit Risk, Currency Risk, Manager and Management Risks, Subsidiary Risk, Tax Risk, Emerging Markets Risk, Leveraging Risk, Foreign Investment Risk, Fixed Income Securities Risks, Short Sale Risk and Portfolio Turnover Risks. The Fund may invest in or utilize derivative investments, futures contracts, and hedging strategies. One or more Trading Advisors, from time to time, may invest a substantial portion of the assets managed in a specific industry sector. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers. There can be no assurance that the Fund’s strategy (hedging or otherwise) will be successful or that it will employ such strategies with respect to all or any portion of its portfolio. The value of the Fund’s portfolio investments should be expected to fluctuate. Investing in managed futures is not suitable for all investors given its speculative nature and the high level of risk involved. The Fund is appropriate only for investors who can bear the risks associated with the product. This brief statement cannot disclose all of the risks and other factors necessary to evaluate a participation in the Fund. Investors are urged to take appropriate investment advice and to carefully consider their investment objectives, personal situation, and factors such as net worth, income, age, risk tolerance and liquidity needs before investing in the Fund. Before investing, investors should carefully consider the Fund’s investment objectives, risks, tax considerations, sales charges and expenses.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Consolidated Portfolio of Investments in this report for a complete list of Fund holdings.

The Abbey Capital Futures Strategy Fund is distributed by Quasar Distributions, LLC.

4

Abbey Capital Futures Strategy Fund

Performance Data

August 31, 2018 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Abbey Capital Futures Strategy Fund - Class A Shares
vs. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $10,000 initial investment in the Fund made on July 1, 2014 and reflects Fund expenses and reinvestment of dividends and distributions (performance shown prior to August 29, 2014 is Class I Shares performance adjusted for Class A shares expense ratio). Class A Shares growth of a hypothetical investment of $10,000 is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425. Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2018
	One Year	Three Years	Since Inception†
Class A Shares (without sales charge) (Pro forma July 1, 2014 to August 29, 2014)	1.08%	-2.05%	3.41%*
Class A Shares (with sales charge) (Pro forma July 1, 2014 to August 29, 2014)	-4.73%	-3.96%	1.95%*
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.52%	0.79%	0.57%**
S&P 500® Total Return Index	19.66%	16.11%	12.16%**
Barclay CTA Index	-0.09%	-0.69%	0.80%**

†	Inception date of Class A Shares of the Fund was August 29, 2014.

*	Class A Shares performance prior to its inception on August 29, 2014 is the performance of Class I Shares, adjusted for the Class A Shares expense ratio.

**	Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only.

The Fund charges a 5.75% maximum sales charge on purchases (as a percentage of offering price) of Class A Shares. The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.04% of the Fund’s average daily net assets attributable to Class A Shares. Without the limitation arrangement, the

5

Abbey Capital Futures Strategy Fund

Performance Data (Continued)

August 31, 2018 (Unaudited)

gross expense ratio is 2.18% for Class A Shares as stated in the current prospectus (and which may differ from the actual expense ratio for the period covered by this report). This contractual limitation is in effect until December 31, 2019 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

6

Abbey Capital Futures Strategy Fund

Performance Data (Continued)

August 31, 2018 (Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Abbey Capital Futures Strategy Fund – Class I Shares
vs. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $1,000,000 minimum initial investment in the Fund made on July 1, 2014 and reflects Fund expenses and reinvestment of dividends and distributions. Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2018
	One Year	Three Years	Since Inception†
Class I Shares	1.34%	-1.81%	3.66%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.52%	0.79%	0.57%*
S&P 500® Total Return Index	19.66%	16.11%	12.16%*
Barclay CTA Index	-0.09%	-0.69%	0.80%*

†	Inception date of Class I Shares of the Fund was July 1, 2014.

*	Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares. Without the limitation arrangement, the gross expense ratio is 1.93% for Class I Shares, as stated in the current prospectus (and which may differ from the actual expense ratios for the period covered by this report). This contractual limitation is in effect until December 31, 2019 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

7

Abbey Capital Futures Strategy Fund

Performance Data (Continued)

August 31, 2018 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Abbey Capital Futures Strategy Fund – Class C Shares
vs. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $10,000 minimum initial investment in the Fund made on July 1, 2014 and reflects Fund expenses and reinvestment of dividends and distributions (performance shown prior to October 6, 2015 is Class I Shares performance adjusted for Class C Shares expense ratio). Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2018
	One Year	Three Years	Since Inception†
Class C Shares (Pro forma July 1, 2014 to October 6, 2015)	0.36%	-2.76%	2.66%*
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.52%	0.79%	0.57%**
S&P 500® Total Return Index	19.66%	16.11%	12.16%**
Barclay CTA Index	-0.09%	-0.69%	0.80%**

†	Inception date of Class C Shares of the Fund was October 6, 2015.

*	Class C Shares performance prior to its inception on October 6, 2015 is the performance of Class I Shares, adjusted for the Class C Shares expense ratio.

**	Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.79% of the Fund’s average daily net assets attributable to Class C Shares. Without the limitation arrangement, the gross expense ratio is 2.93% for Class C Shares, as stated in the current prospectus (and which may differ from the actual expense ratios for the period covered by this report). This contractual limitation is in effect until December 31, 2019 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

8

Abbey Capital Futures Strategy Fund

Performance Data (Continued)

August 31, 2018 (Unaudited)

Performance quoted is past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

The Barclay CTA Index is derived from data which is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable. Additionally, these indices are not available for direct investment and the above is shown for illustrative purposes only.

9

Abbey Capital Futures Strategy Fund

Performance Data (Concluded)

August 31, 2018 (Unaudited)

The S&P 500® Total Return Index

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date.

S&P 500® Index

The S&P 500® Index is a market-capitalization-weighted index of 500 US stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on the 1st of January, 1923, though expanded to 500 stocks on March 4, 1957.

Nasdaq 100 Index

Launched in January 1985, the Nasdaq-100 Index includes 100 of the largest US domestic and international non-financial companies listed on the Nasdaq stock market. The Nasdaq-100 Index is calculated under a modified capitalization-weighted methodology. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Barclay CTA Index

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors. There are currently 541 programs included in the calculation of the Barclay CTA Index for 2018. The Barclay CTA Index is equally weighted and rebalanced at the beginning of each year.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Hang Seng Index

The Hang Seng Index is a market capitalization-weighted index of 40 of the largest companies that trade on the Hong Kong Exchange. The Hang Seng Index is maintained by a subsidiary of Hang Seng Bank, and has been published since 1969.

Nikkei 225 Index

The Nikkei 225 Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies traded on the Tokyo Stock Exchange.

Portfolio composition is subject to change. It is not possible to invest directly in an index.

10

Abbey Capital Futures Strategy Fund

Fund Expense Examples

August 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2018 through August 31, 2018, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any). Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class A Shares
	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six- Month Total Investment Return for the Fund
Actual	$ 1,000.00	$ 998.20	$ 10.27	2.04%	-0.18%
Hypothetical (5% return before expenses)	1,000.00	1,014.92	10.36	2.04	N/A

	Class I Shares
	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six- Month Total Investment Return for the Fund
Actual	$ 1,000.00	$ 999.10	$ 9.02	1.79%	-0.09%
Hypothetical (5% return before expenses)	1,000.00	1,016.18	9.10	1.79	N/A

11

Abbey Capital Futures Strategy Fund

Fund Expense Examples (Concluded)

(Unaudited)

	Class C Shares
	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six- Month Total Investment Return for the Fund
Actual	$ 1,000.00	$ 994.60	$ 14.03	2.79%	-0.54%
Hypothetical (5% return before expenses)	1,000.00	1,011.14	14.14	2.79	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio for the period March 1, 2018 to August 31, 2018, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The Fund’s ending account values on the first line in the tables is based on the actual six-month total investment return for the Fund.

12

Abbey Capital Futures Strategy Fund

Consolidated Portfolio Holdings Summary Table

August 31, 2018 (Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund at August 31, 2018.

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	78.0%	$730,931,640
PURCHASED OPTIONS	0.1	585,051
OTHER ASSETS IN EXCESS OF LIABILITIES
(including futures, forward foreign currency contracts and written options)	21.9	205,940,634
NET ASSETS	100.0%	$937,457,325

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed Income” strategy.

As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of U.S. Treasuries or short-term investments.

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.

13

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments

August 31, 2018

	Coupon*	Maturity Date	Par (000’s)	Value
Short-Term Investments — 78.0%
U.S. Treasury Obligations — 78.0%
U.S. Treasury Bills	1.928%	09/06/18	$7,186	$7,185,245
U.S. Treasury Bills	1.914%	09/13/18	24,316	24,304,420
U.S. Treasury Bills	1.912%	09/20/18	2,990	2,987,465
U.S. Treasury Bills	1.885%	09/27/18	21,930	21,903,379
U.S. Treasury Bills	1.923%	10/04/18	8,934	8,919,633
U.S. Treasury Bills	1.970%	10/11/18	14,656	14,626,476
U.S. Treasury Bills	2.010%	10/18/18	6,160	6,145,112
U.S. Treasury Bills	2.006%	10/25/18	2,590	2,582,703
U.S. Treasury Bills	2.038%	11/01/18	57,543	57,356,888
U.S. Treasury Bills	2.059%	11/08/18	66,186	65,942,962
U.S. Treasury Bills	2.074%	11/15/18	67,064	66,791,217
U.S. Treasury Bills	2.031%	11/23/18	8,649	8,609,551
U.S. Treasury Bills	2.096%	11/29/18	36,950	36,767,944
U.S. Treasury Bills	2.052%	12/06/18	69,086	68,715,465
U.S. Treasury Bills	2.093%	12/13/18	19,766	19,652,208
U.S. Treasury Bills	2.069%	12/20/18	5,015	4,983,996
U.S. Treasury Bills	2.069%	12/27/18	8,111	8,056,805
U.S. Treasury Bills	2.119%	01/03/19	68,100	67,614,749
U.S. Treasury Bills	2.137%	01/10/19	97,199	96,459,856
U.S. Treasury Bills	2.153%	01/17/19	43,645	43,291,885
U.S. Treasury Bills	2.195%	01/24/19	18,947	18,784,637
U.S. Treasury Bills	2.736%	01/31/19	26,209	25,972,251
U.S. Treasury Bills	2.205%	02/14/19	47,695	47,220,445
U.S. Treasury Bills	2.252%	02/21/19	6,120	6,056,348
				730,931,640
TOTAL SHORT-TERM INVESTMENTS
(Cost $730,901,168)				730,931,640
Total Purchased Options — 0.1%**
(Cost $1,694,333)				585,051
Total Investments — 78.1%
(Cost $732,595,501)				731,516,691

Other Assets In Excess of Liabilities — 21.9%				205,940,634
Net Assets — 100.0%				$937,457,325

*	Short-term investments reflect the annualized effective yield on the date of purchase for discounted investments.
**	See page 22 for detailed information regarding the Purchased Options.

The accompanying notes are an integral part of the consolidated financial statements.

14

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2018

Futures contracts outstanding as of August 31, 2018 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
10-Year Mini Japanese Government Bond Futures	Sep-18	21	$1,890,019	$(4,509)
2-Year Euro Swapnote Futures	Sep-18	27	3,134,032	6,111
3-Month Euro Euribor	Mar-19	3	870,564	(73)
3-Month Euro Euribor	Jun-19	1,304	378,405,358	(42,759)
3-Month Euro Euribor	Sep-19	17	4,933,199	29
3-Month Euro Euribor	Dec-19	1,475	428,027,533	91,351
3-Month Euro Euribor	Mar-20	19	5,513,575	2,945
3-Month Euro Euribor	Jun-20	13	3,772,446	436
3-Month Euro Euribor	Sep-20	15	4,352,822	319
3-Month Euro Euribor	Mar-21	9	2,611,693	740
3-Month Euro Euribor	Jun-21	6	1,741,129	624
5-Year Euro Swapnote Futures	Sep-18	4	464,301	4,736
90-DAY Bank Bill	Mar-19	35	25,161,573	632
90-DAY Bank Bill	Jun-19	632	454,346,123	62,914
90-DAY Bank Bill	Sep-19	32	23,004,867	2,896
90-DAY Bank Bill	Dec-19	133	95,613,978	20,583
90-DAY Bank Bill	Mar-20	29	20,848,161	2,614
90-DAY Eurodollar Futures	Dec-18	763	190,750,000	(721,038)
90-DAY Sterling Futures	Jun-19	211	34,193,741	(19,560)
90-DAY Sterling Futures	Jun-20	155	25,118,625	(10,661)
90-DAY Sterling Futures	Jun-21	164	26,577,126	(11,992)
Amsterdam Index Futures	Sep-18	153	19,826,723	(72,721)
Australian 10-Year Bond Futures	Sep-18	620	44,571,930	199,850
Australian 3-Year Bond Futures	Sep-18	1,687	121,278,783	276,366
Bank Acceptance Futures	Sep-18	2	383,142	(383)
Bank Acceptance Futures	Dec-18	24	4,597,701	(8,372)
Brent Crude Futures	Nov-18	173	13,431,720	535,140
Brent Crude Futures	Dec-18	58	4,489,200	155,910
Brent Crude Futures	Jan-19	13	1,002,690	29,780
Brent Crude Futures	Feb-19	12	922,560	38,900
Brent Crude Futures	Mar-19	11	842,930	31,740
Brent Crude Futures	Apr-19	2	152,760	2,290
CAC40 10 Euro Futures	Sep-18	818	51,324,988	127,294
Cocoa Futures	Dec-18	10	233,600	(24,000)
Cocoa Futures	May-19	2	46,960	(30)
Cotton No.2 Futures	Dec-18	93	3,823,230	(304,105)
DAX Index Futures	Sep-18	33	11,826,140	(189,130)
DJIA Mini E-CBOT	Sep-18	361	46,908,340	613,190
Dollar Index	Sep-18	297	29,700,000	442,957
Euro BUXL 30-Year Bond Futures	Sep-18	87	10,098,548	38,932
Euro BUXL 30-Year Bond Futures	Dec-18	3	348,226	2,577
Euro STOXX 50	Sep-18	537	21,124,456	(547,237)
Euro/CHF 3-Month Futures ICE	Dec-18	6	1,547,588	(26)
Euro/CHF 3-Month Futures ICE	Mar-19	15	3,868,971	567
Euro/CHF 3-Month Futures ICE	Jun-19	13	3,353,108	851
Euro/CHF 3-Month Futures ICE	Sep-19	4	1,031,726	361
Euro-Bobl Futures	Sep-18	418	48,519,460	33,232
Euro-Bobl Futures	Dec-18	1,263	146,603,057	406,496

The accompanying notes are an integral part of the consolidated financial statements.

15

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2018

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Euro-Bund Futures	Sep-18	785	$91,119,082	$839,886
Euro-Bund Futures	Dec-18	457	53,046,395	430,883
Euro-Oat Futures	Sep-18	260	30,179,568	295,040
Euro-Oat Futures	Dec-18	95	11,027,150	23,261
Euro-Schatz Futures	Sep-18	791	91,815,533	(11,887)
FTSE 100 Index Futures	Sep-18	661	63,619,986	(1,464,782)
FTSE 250 Index Futures	Sep-18	9	481,597	(13,617)
FTSE/JSE TOP 40	Sep-18	91	3,232,714	4,028
Gasoline RBOB Futures	Oct-18	191	16,019,934	517,590
Gasoline RBOB Futures	Nov-18	101	8,390,252	(33,226)
Gasoline RBOB Futures	Dec-18	7	577,240	1,189
Gasoline RBOB Futures	Jan-19	3	247,023	861
Hang Seng China Enterprises Index Futures	Sep-18	35	2,418,060	(637)
IBEX 35 Index Futures	Sep-18	13	1,416,357	(13,075)
JPN 10-Year Bond (Osaka Securities Exchange)	Sep-18	107	96,300,963	(143,641)
LME Aluminum Forward	Nov-18	20	1,062,500	(49,250)
LME Aluminum Forward	Jan-19	3	159,900	(1,406)
LME Nickel Forward	Sep-18	141	10,761,120	(1,529,809)
LME Nickel Forward	Oct-18	2	153,012	(20,664)
LME Nickel Forward	Nov-18	1	76,740	(4,290)
Long Gilt Futures	Dec-18	516	66,896,570	(1,737)
Low Sulphur Gasoil G Futures	Oct-18	184	12,732,800	433,725
Low Sulphur Gasoil G Futures	Nov-18	51	3,517,725	112,350
Low Sulphur Gasoil G Futures	Dec-18	19	1,301,975	16,875
Mill Wheat Euro	Dec-18	4	47,707	(754)
Mill Wheat Euro	Mar-19	1	12,086	(116)
MSCI Singapore Exchange ETS	Sep-18	5	132,308	(2,131)
MSCI Taiwan Index Futures	Sep-18	135	5,568,750	43,365
MXN Currency Futures	Sep-18	279	7,301,658	(50,440)
Nasdaq 100 E-Mini	Sep-18	631	96,684,975	3,975,377
Natural Gas Futures	Oct-18	120	3,499,200	(24,490)
Nikkei 225 (Chicago Mercantile Exchange)	Sep-18	41	4,679,125	37,675
Nikkei 225 (Singapore Exchange)	Sep-18	438	45,008,235	544,852
Nikkei 225 Mini	Sep-18	535	11,007,200	152,412
Nikkei 225 (Osaka Securities Exchange)	Sep-18	72	14,813,428	102,601
NY Harbor Ultra-Low Sulfur Diesel Futures	Oct-18	385	36,270,927	433,788
NY Harbor Ultra-Low Sulfur Diesel Futures	Nov-18	29	2,735,628	44,743
NY Harbor Ultra-Low Sulfur Diesel Futures	Dec-18	59	5,569,305	145,085
NY Harbor Ultra-Low Sulfur Diesel Futures	Jan-19	2	188,958	811
OMX Stockholm 30 Index Futures	Sep-18	1,734	31,427,642	641,216
Palladium Futures	Dec-18	6	581,940	14,280
Russell 2000 E-Mini	Sep-18	347	30,199,410	909,165
S&P 500 E-Mini Futures	Sep-18	758	109,989,590	2,167,182
S&P Mid 400 E-Mini Futures	Sep-18	116	23,728,960	433,600
S&P/TSX 60 IX Futures	Sep-18	239	35,350,023	165,073
SGX Nifty 50	Sep-18	181	4,245,898	(26,441)
SPI 200 Futures	Sep-18	341	38,634,949	1,144,330
Swiss Federal Bond Futures	Sep-18	5	515,863	10,317
Topix Index Futures	Sep-18	45	7,020,745	(138,210)
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-18	166	20,145,788	(9,773)

The accompanying notes are an integral part of the consolidated financial statements.

16

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2018

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
USD/HUF Futures	Sep-18	3	$300,000	$(1,501)
USD/NOK Futures	Sep-18	7	700,000	28,065
USD/SEK Futures	Sep-18	19	1,900,000	24,711
Wheat (Chicago Board of Trade)	Dec-18	203	5,536,825	(478,788)
WTI Crude Futures	Oct-18	493	34,411,400	1,007,640
WTI Crude Futures	Nov-18	35	2,427,950	54,180
WTI Crude Futures	Dec-18	31	2,140,550	80,870
WTI Crude Futures	Jan-19	7	481,530	21,590
WTI Crude Futures	Feb-19	6	410,760	13,760
WTI Crude Futures	Mar-19	11	749,760	21,730
WTI Crude Futures	Apr-19	2	135,740	5,450
WTI Crude Futures	May-19	1	67,570	60
				$12,055,718

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3-Month Euro Euribor	Dec-20	353	$(102,436,420)	$(9,924)
90-DAY Bank Bill	Dec-18	2	(1,437,804)	(18)
90-DAY Eurodollar Futures	Sep-18	218	(54,500,000)	(23,350)
90-DAY Eurodollar Futures	Mar-19	298	(74,500,000)	74,950
90-DAY Eurodollar Futures	Jun-19	2,587	(646,750,000)	1,866,946
90-DAY Eurodollar Futures	Sep-19	373	(93,250,000)	2,375
90-DAY Eurodollar Futures	Dec-19	1,956	(489,000,000)	1,030,375
90-DAY Eurodollar Futures	Mar-20	326	(81,500,000)	(65,188)
90-DAY Eurodollar Futures	Jun-20	365	(91,250,000)	(88,675)
90-DAY Eurodollar Futures	Sep-20	158	(39,500,000)	(39,288)
90-DAY Eurodollar Futures	Dec-20	126	(31,500,000)	(35,688)
90-DAY Eurodollar Futures	Mar-21	4	(1,000,000)	(463)
90-DAY Eurodollar Futures	Jun-21	100	(25,000,000)	(29,813)
90-DAY Eurodollar Futures	Sep-21	2	(500,000)	(150)
90-DAY Sterling Futures	Mar-19	71	(11,505,951)	2,138
90-DAY Sterling Futures	Sep-19	27	(4,375,502)	(146)
90-DAY Sterling Futures	Dec-19	501	(81,189,877)	5,315
90-DAY Sterling Futures	Mar-20	117	(18,960,510)	1,716
90-DAY Sterling Futures	Sep-20	45	(7,292,504)	(1,766)
90-DAY Sterling Futures	Dec-20	3	(486,167)	(502)
90-DAY Sterling Futures	Mar-21	5	(810,278)	49
AUD/USD Currency Futures	Sep-18	1,011	(72,681,002)	2,300,711
Bank Acceptance Futures	Jun-19	2	(383,142)	(220)
CAD Currency Futures	Sep-18	792	(60,689,655)	17,275
Canadian 10-Year Bond Futures	Dec-18	248	(19,003,831)	(83,693)
Cattle Feeder Futures	Oct-18	9	(671,065)	(2,863)
Cattle Feeder Futures	Nov-18	6	(447,000)	400
CHF Currency Futures	Sep-18	275	(35,465,566)	(723,131)
Cocoa Futures	Mar-19	9	(210,780)	(21,720)
Cocoa Futures ICE	Sep-18	1	(21,197)	(1,543)
Cocoa Futures ICE	Dec-18	52	(1,137,968)	(51,404)

The accompanying notes are an integral part of the consolidated financial statements.

17

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2018

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Cocoa Futures ICE	Mar-19	3	$(66,119)	$(3,267)
Coffee 'C' Futures	Dec-18	487	(18,591,225)	1,571,981
Coffee 'C' Futures	Mar-19	111	(4,374,788)	475,500
Coffee 'C' Futures	May-19	72	(2,901,150)	197,175
Coffee Robusta Futures	Nov-18	123	(1,846,230)	133,220
Coffee Robusta Futures	Jan-19	42	(630,000)	35,140
Coffee Robusta Futures	Mar-19	7	(105,700)	2,480
Copper Futures	Dec-18	164	(10,951,100)	82,368
Copper Futures	Mar-19	5	(336,438)	11,675
Corn Futures	Dec-18	1,201	(21,918,250)	304,002
Corn Futures	Mar-19	26	(490,425)	(6,350)
Corn Futures	May-19	3	(57,713)	(713)
Corn Futures	Jul-19	3	(58,575)	(513)
Cotton No.2 Futures	Mar-19	2	(82,580)	(180)
EUR Foreign Exchange Currency Futures	Sep-18	1,354	(196,457,383)	2,079,080
Euro/JPY Futures	Sep-18	62	(8,995,833)	(160,550)
Euro-BTP Futures	Dec-18	92	(10,678,924)	37,887
Euro-Schatz Futures	Dec-18	2	(232,151)	(93)
FTSE/MIB Index Futures	Sep-18	77	(9,047,283)	99,854
GBP Currency Futures	Sep-18	909	(73,654,290)	381,751
Gold 100 Oz Futures	Oct-18	7	(841,120)	11,990
Gold 100 Oz Futures	Dec-18	789	(95,208,630)	1,573,160
Hang Seng Index Futures	Sep-18	48	(8,490,014)	200,174
ILS/USD Futures	Sep-18	13	(3,606,103)	(76,070)
JPY Currency Futures	Sep-18	534	(60,075,601)	124,161
Kansas City Hard Red Winter Wheat Futures	Dec-18	12	(331,950)	(169,613)
Kansas City Hard Red Winter Wheat Futures	Mar-19	10	(287,500)	(4,263)
Kansas City Hard Red Winter Wheat Futures	May-19	2	(58,575)	(425)
Lean Hogs Futures	Oct-18	145	(2,924,648)	198,700
Lean Hogs Futures	Dec-18	50	(1,068,000)	(56,450)
Lean Hogs Futures	Feb-19	16	(402,400)	(1,230)
Lean Hogs Futures	Apr-19	1	(27,388)	280
Live Cattle Futures	Oct-18	98	(4,263,984)	(6,950)
Live Cattle Futures	Dec-18	9	(406,708)	(2,290)
Live Cattle Futures	Feb-19	8	(374,000)	(1,940)
LME Aluminum Forward	Sep-18	11	(580,113)	(1,164,431)
LME Aluminum Forward	Oct-18	19	(1,006,169)	(75,641)
LME Aluminum Forward	Dec-18	140	(7,458,500)	(328,539)
LME Copper Forward	Sep-18	1	(149,350)	(2,820,744)
LME Copper Forward	Oct-18	19	(2,838,244)	57,339
LME Copper Forward	Nov-18	1	(149,413)	5,669
LME Copper Forward	Dec-18	133	(19,876,019)	368,714
LME Lead Forward	Sep-18	3	(154,838)	28,991
LME Lead Forward	Oct-18	18	(933,300)	24,111
LME Lead Forward	Nov-18	7	(363,563)	(11,800)
LME Nickel Forward	Sep-18	141	(10,761,120)	1,010,920
LME Nickel Forward	Dec-18	37	(2,846,484)	228,403
LME Zinc Forward	Sep-18	3	(184,819)	(205,519)
LME Zinc Forward	Oct-18	19	(1,169,213)	61,181
LME Zinc Forward	Nov-18	4	(245,850)	(10,250)

The accompanying notes are an integral part of the consolidated financial statements.

18

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2018

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Zinc Forward	Dec-18	67	$(4,110,450)	$249,607
MSCI EAFE Index Futures	Sep-18	4	(391,760)	(68,210)
MSCI Emerging Markets Index Futures	Sep-18	5	(263,725)	(7,385)
Natural Gas Futures	Nov-18	77	(2,263,000)	6,260
Natural Gas Futures	Dec-18	26	(787,500)	2,660
Natural Gas Futures	Jan-19	17	(529,400)	2,250
Natural Gas Futures	Feb-19	7	(215,500)	540
Natural Gas Futures	Mar-19	10	(297,000)	1,090
Natural Gas Futures	Apr-19	6	(159,700)	640
Natural Gas Futures	May-19	1	(26,300)	(20)
NZD Currency Futures	Sep-18	392	(25,934,674)	1,247,911
Platinum Futures	Oct-18	37	(1,456,135)	56,575
Rapeseed Euro	Nov-18	1	(21,764)	(29)
Red Wheat Futures (Minneapolis Grain Exchange)	Dec-18	5	(149,688)	(3,075)
RUB Currency Futures	Sep-18	1	(37,040)	213
Silver Futures	Dec-18	432	(31,443,100)	545,076
Silver Futures	Mar-19	6	(440,000)	28,540
Soybean Futures	Nov-18	733	(30,914,275)	1,549,314
Soybean Futures	Jan-19	38	(1,627,825)	18,225
Soybean Futures	Mar-19	15	(652,125)	7,200
Soybean Futures	May-19	9	(396,675)	1,300
Soybean Meal Futures	Oct-18	20	(609,200)	12,130
Soybean Meal Futures	Dec-18	216	(6,635,520)	297,740
Soybean Meal Futures	Jan-19	8	(246,160)	2,480
Soybean Oil Futures	Oct-18	88	(1,505,328)	(7,896)
Soybean Oil Futures	Dec-18	93	(1,605,366)	51,150
Soybean Oil Futures	Jan-19	7	(121,758)	(1,272)
Sugar No. 11 (World)	Oct-18	166	(1,970,752)	10,562
Sugar No. 11 (World)	Mar-19	516	(6,599,846)	134,333
Sugar No. 11 (World)	May-19	125	(1,610,000)	(14,493)
TRY/USD Futures	Sep-18	23	(1,751,394)	545,035
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	Dec-18	1,056	(105,893,009)	(2,031)
U.S. Treasury 2-Year Notes (Chicago Board of Trade)	Dec-18	1,427	(278,747,777)	(137,079)
U.S. Treasury 5-Year Notes (Chicago Board of Trade)	Dec-18	1,345	(133,776,090)	(1,251)
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Dec-18	11	(1,217,070)	1,453
Wheat (Chicago Board of Trade)	Mar-19	20	(565,500)	(9,812)
Wheat (Chicago Board of Trade)	May-19	6	(173,325)	(2,962)
White Sugar ICE	Oct-18	10	(162,950)	(3,775)
White Sugar ICE	Dec-18	10	(161,700)	(5,345)
White Sugar ICE	Mar-19	5	(80,800)	(1,745)
				$12,826,694
Total Futures Contracts				$24,882,412

The accompanying notes are an integral part of the consolidated financial statements.

19

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2018

Forward foreign currency contracts outstanding as of August 31, 2018 were as follows:

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	30,399,451	USD	21,843,354	Sep 04 2018	BOA	$10,740
AUD	30,864,572	USD	22,836,889	Sep 19 2018	BOA	(648,856)
AUD	14,797,000	USD	10,936,909	Sep 21 2018	BOA	(299,616)
BRL	38,919,493	USD	9,749,471	Sep 19 2018	BOA	(213,774)
CAD	26,771,850	USD	20,515,913	Sep 04 2018	BOA	262
CAD	35,957,895	USD	27,482,821	Sep 19 2018	BOA	80,902
CAD	8,653,000	USD	6,595,832	Sep 21 2018	BOA	37,438
CAD	7,319,000	USD	5,670,298	Sep 27 2018	BOA	(58,981)
CHF	25,311,888	USD	26,113,360	Sep 04 2018	BOA	10,110
CHF	11,517,694	USD	11,888,373	Sep 06 2018	BOA	561
CHF	4,500,000	USD	4,559,420	Sep 21 2018	BOA	91,660
CHF	11,989,000	USD	12,312,764	Sep 27 2018	BOA	85,216
CLP	3,911,161,175	USD	5,961,598	Sep 20 2018	BOA	(218,383)
CNH	21,554,622	USD	3,350,000	Sep 19 2018	BOA	(201,100)
COP	7,108,020,694	USD	2,415,363	Sep 19 2018	BOA	(84,556)
CZK	101,754,837	EUR	3,950,000	Sep 19 2018	BOA	(7,397)
EUR	24,178,627	USD	28,299,673	Sep 04 2018	BOA	(226,541)
EUR	22,963,668	USD	26,650,829	Sep 06 2018	BOA	15,319
EUR	3,500,000	CZK	90,714,214	Sep 19 2018	BOA	(18,299)
EUR	11,900,000	HUF	3,805,103,037	Sep 19 2018	BOA	294,325
EUR	33,450,000	NOK	323,318,187	Sep 19 2018	BOA	297,997
EUR	6,000,000	PLN	26,171,348	Sep 19 2018	BOA	(88,641)
EUR	42,500,000	SEK	441,534,894	Sep 19 2018	BOA	1,049,461
EUR	36,490,571	USD	42,658,792	Sep 19 2018	BOA	(243,431)
EUR	19,895,000	USD	23,217,762	Sep 21 2018	BOA	(89,016)
GBP	53,640,953	USD	69,538,323	Sep 04 2018	BOA	14,277
GBP	24,423,473	USD	32,053,322	Sep 19 2018	BOA	(365,651)
GBP	20,537,000	USD	27,244,517	Sep 21 2018	BOA	(597,020)
GBP	7,442,000	USD	9,640,749	Sep 27 2018	BOA	17,950
HUF	2,524,260,178	EUR	7,800,000	Sep 19 2018	BOA	(85,619)
HUF	614,387,522	USD	2,227,904	Sep 19 2018	BOA	(42,033)
ILS	6,220,250	USD	1,700,000	Sep 20 2018	BOA	27,930
INR	981,186,927	USD	14,190,723	Sep 19 2018	BOA	(388,294)
JPY	3,916,820,652	USD	35,306,891	Sep 04 2018	BOA	(46,412)
JPY	5,151,035,937	USD	46,730,607	Sep 19 2018	BOA	(310,227)
JPY	3,695,836,000	USD	33,613,135	Sep 21 2018	BOA	(301,958)
JPY	961,815,000	USD	8,684,191	Sep 27 2018	BOA	(11,410)
KRW	15,579,508,707	USD	14,328,597	Sep 19 2018	BOA	(327,138)
KRW	1,107,602,700	USD	1,000,000	Dec 19 2018	BOA	(1,365)
MXN	183,934,068	USD	9,429,712	Sep 19 2018	BOA	168,168
MXN	194,095,000	USD	10,064,891	Sep 21 2018	BOA	59,958
NOK	313,608,560	EUR	33,000,000	Sep 19 2018	BOA	(933,629)
NOK	34,425,141	USD	4,258,525	Sep 19 2018	BOA	(150,408)
NZD	653,939	USD	433,313	Sep 04 2018	BOA	(668)
NZD	13,665,635	USD	9,258,274	Sep 19 2018	BOA	(217,138)
NZD	9,221,000	USD	6,334,958	Sep 21 2018	BOA	(234,380)
PHP	161,630,429	USD	3,047,895	Sep 19 2018	BOA	(27,253)
PHP	2,691,150	USD	50,000	Dec 19 2018	BOA	58
PLN	32,914,387	EUR	7,650,000	Sep 19 2018	BOA	(9,525)

The accompanying notes are an integral part of the consolidated financial statements.

20

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2018

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
PLN	33,856,218	USD	9,231,151	Sep 19 2018	BOA	$(94,413)
RUB	325,335,859	USD	4,997,770	Sep 19 2018	BOA	(187,263)
SEK	2,856,778	USD	312,497	Sep 04 2018	BOA	(23)
SEK	52,293,578	EUR	5,100,000	Sep 19 2018	BOA	(201,562)
SEK	71,522,625	USD	8,173,626	Sep 19 2018	BOA	(341,416)
SGD	25,142,415	USD	18,473,972	Sep 10 2018	BOA	(154,045)
SGD	10,399,170	USD	7,778,555	Sep 19 2018	BOA	(200,212)
THB	120,897,911	USD	3,800,000	Sep 19 2018	BOA	(104,401)
TRY	43,285,912	USD	8,448,522	Sep 19 2018	BOA	(1,931,303)
TWD	411,915,891	USD	13,500,000	Sep 19 2018	BOA	(72,965)
USD	22,190,369	AUD	30,399,451	Sep 04 2018	BOA	336,275
USD	20,361,145	AUD	28,350,322	Sep 06 2018	BOA	(19,773)
USD	34,777,706	AUD	47,066,733	Sep 19 2018	BOA	942,206
USD	33,532,763	AUD	44,888,000	Sep 21 2018	BOA	1,263,599
USD	3,109,007	AUD	4,231,000	Sep 27 2018	BOA	67,441
USD	11,803,829	BRL	45,521,922	Sep 19 2018	BOA	650,465
USD	5,100,000	BRL	21,416,869	Dec 19 2018	BOA	(100,387)
USD	20,601,499	CAD	26,771,850	Sep 04 2018	BOA	85,324
USD	19,927,311	CAD	26,001,793	Sep 05 2018	BOA	929
USD	30,730,060	CAD	40,132,590	Sep 19 2018	BOA	(33,798)
USD	29,752,610	CAD	38,744,000	Sep 21 2018	BOA	51,995
USD	5,602,050	CAD	7,319,000	Sep 27 2018	BOA	(9,267)
USD	26,095,979	CHF	25,311,888	Sep 04 2018	BOA	(27,491)
USD	20,405,176	CHF	20,147,000	Sep 21 2018	BOA	(418,227)
USD	6,283,334	CLP	4,075,790,578	Sep 20 2018	BOA	298,373
USD	2,500,000	CLP	1,690,121,250	Dec 19 2018	BOA	16,696
USD	7,100,000	CNH	47,549,705	Sep 19 2018	BOA	153,497
USD	2,400,000	COP	7,108,020,694	Sep 19 2018	BOA	69,192
USD	400,000	COP	1,219,476,400	Dec 19 2018	BOA	1,855
USD	28,063,391	EUR	24,178,627	Sep 04 2018	BOA	(9,742)
USD	55,878,738	EUR	47,699,953	Sep 19 2018	BOA	433,984
USD	51,593,211	EUR	44,232,000	Sep 21 2018	BOA	171,715
USD	69,812,880	GBP	53,640,953	Sep 04 2018	BOA	260,279
USD	67,066,203	GBP	51,738,912	Sep 06 2018	BOA	(24,997)
USD	47,254,339	GBP	35,953,998	Sep 19 2018	BOA	606,653
USD	55,490,017	GBP	42,215,000	Sep 21 2018	BOA	714,535
USD	2,462,557	GBP	1,909,000	Sep 27 2018	BOA	(15,064)
USD	3,770,701	HUF	1,034,237,286	Sep 19 2018	BOA	91,086
USD	13,300,000	ILS	48,036,620	Sep 20 2018	BOA	(44,150)
USD	13,555,391	INR	942,781,051	Sep 19 2018	BOA	293,220
USD	2,150,000	INR	154,200,039	Dec 19 2018	BOA	3,965
USD	35,107,502	JPY	3,916,820,651	Sep 04 2018	BOA	(152,977)
USD	28,260,700	JPY	3,134,436,630	Sep 06 2018	BOA	39,995
USD	65,031,678	JPY	7,180,942,328	Sep 19 2018	BOA	318,079
USD	67,052,474	JPY	7,442,651,000	Sep 21 2018	BOA	(29,363)
USD	8,639,536	JPY	961,815,000	Sep 27 2018	BOA	(33,245)
USD	14,521,895	KRW	16,227,032,991	Sep 19 2018	BOA	(61,500)
USD	8,145,180	MXN	162,295,217	Sep 19 2018	BOA	(323,560)
USD	3,324,334	MXN	68,718,000	Sep 21 2018	BOA	(260,299)
USD	8,031,930	NOK	65,714,806	Sep 19 2018	BOA	189,867
USD	434,843	NZD	653,939	Sep 04 2018	BOA	2,197

The accompanying notes are an integral part of the consolidated financial statements.

21

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2018

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
USD	15,745,100	NZD	23,082,022	Sep 19 2018	BOA	$474,114
USD	14,078,334	NZD	20,700,000	Sep 21 2018	BOA	383,294
USD	3,000,000	PHP	161,630,429	Sep 19 2018	BOA	(20,642)
USD	11,233,022	PLN	41,592,090	Sep 19 2018	BOA	8,613
USD	4,950,000	RUB	325,335,859	Sep 19 2018	BOA	139,493
USD	2,800,000	RUB	192,822,193	Dec 19 2018	BOA	(24,307)
USD	313,737	SEK	2,856,778	Sep 04 2018	BOA	1,264
USD	13,461,871	SEK	118,096,160	Sep 19 2018	BOA	529,545
USD	18,324,000	SGD	25,142,415	Sep 10 2018	BOA	4,073
USD	12,272,066	SGD	16,700,907	Sep 19 2018	BOA	101,364
USD	6,250,000	THB	206,593,305	Sep 19 2018	BOA	(65,130)
USD	9,230,583	TRY	45,826,760	Sep 19 2018	BOA	2,330,808
USD	13,948,875	TWD	421,350,633	Sep 19 2018	BOA	214,300
USD	12,850,000	TWD	391,321,483	Dec 19 2018	BOA	9,449
USD	8,614,637	ZAR	118,959,928	Sep 19 2018	BOA	540,588
ZAR	94,746,277	USD	7,047,924	Sep 19 2018	BOA	(617,304)
Total Forward Foreign Currency Contracts						$2,035,114

	Put/Call	Counterparty	Number Of Contracts	Notional Amount	Value
Purchased Options — 0.1%
3-Month Euro Euribor, Expires 12/16/19, Strike Price $99.50	Put	BAML	4,356	EUR 174,457,800	$158,007
IMM Eurodollar Futures, Expires 12/17/18, Strike Price $97.25	Put	BAML	2,192	EUR 85,387,168	82,200
IMM Eurodollar Futures, Expires 12/17/18, Strike Price $97.375	Put	BAML	2,207	EUR 85,971,478	344,844
TOTAL PURCHASED OPTIONS (COST $1,694,333)					$585,051

Written Options — (0.0)%
3-Month Euro Euribor, Expires 12/16/19, Strike Price $99.375	Put	BAML	4,356	EUR 174,457,800	$(126,406)
IMM Eurodollar Futures, Expires 12/17/18, Strike Price $97.125	Put	BAML	4,399	EUR 171,358,646	(27,494)
TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $951,080)					$(153,900)

The accompanying notes are an integral part of the consolidated financial statements.

22

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Concluded)

August 31, 2018

AUD	Australian Dollar	INR	Indian Rupee
BAML	Bank of America Merrill Lynch	JPY	Japanese Yen
BOA	Bank of America	KRW	Korean Won
BRL	Brazilian Real	LME	London Mercantile Exchange
CAD	Canadian Dollar	MXN	Mexican Peso
CBOT	Chicago Board of Trade	NOK	Norwegian Krone
CHF	Swiss Franc	NZD	New Zealand Dollar
CLP	Chilean Peso	PHP	Philippine Peso
CNH	Chinese Yuan Renminbi	PLN	Polish Zloty
COP	Colombian Peso	RBOB	Reformulated Blendstock for Oxygenate Blending
CZK	Czech Koruna	RUB	Russian Ruble
DAX	Deutscher Aktienindex	SEK	Swedish Krona
DJIA	Dow Jones Industrial Average	SGD	Singapore Dollar
EUR	Euro	SGX	Singapore Exchange
FTSE	Financial Times Stock Exchange	THB	Thai Baht
GBP	British Pound	TRY	Turkish Lira
HUF	Hungarian Forint	TSX	Toronto Stock Exchange
IBEX	Index of the Bolsa de Madrid	TWD	Taiwan Dollar
ICE	Intercontinental Exchange	USD	United States Dollar
ILS	Israeli New Shekel	WTI	West Texas Intermediate
IMM	International Monetary Market	ZAR	South African Rand

The accompanying notes are an integral part of the consolidated financial statements.

23

Abbey Capital Futures Strategy Fund

Consolidated Statement of Assets And Liabilities

August 31, 2018

ASSETS
Investments, at value (cost $732,595,501)	$731,516,691
Cash	66,245,427
Deposits with broker for forward foreign currency contracts	6,864,280
Deposits with broker for futures contracts	106,617,946
Receivables for:
Capital shares sold	3,400,643
Unrealized appreciation on forward foreign currency contracts	14,062,659
Unrealized appreciation on futures contracts	37,413,419
Prepaid expenses and other assets	62,818
Total assets	966,183,883

LIABILITIES
Options written, at value (premiums received $951,080)	153,900
Due to broker	261,896
Payables for:
Capital shares redeemed	2,084,429
Advisory fees	1,381,349
Administration and accounting services fees	80,186
Unrealized depreciation on forward foreign currency contracts	12,027,545
Unrealized depreciation on futures contracts	12,531,007
Other accrued expenses and liabilities	206,246
Total liabilities	28,726,558
Net assets	$937,457,325

NET ASSETS CONSIST OF:
Par value	$82,536
Paid-in capital	927,485,043
Accumulated net investment income/(loss)	(16,745,577)
Accumulated net realized gain/(loss) from investments, futures contracts, foreign currency transactions, forward foreign currency contracts and written options	(6,346)
Net unrealized appreciation/(depreciation) on investments, futures contracts, foreign currency translations, forward foreign currency contracts and written options	26,641,669
Net assets	$937,457,325

CLASS A SHARES:
Net assets	$15,538,683
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,377,842
Net asset value and redemption price per share	$11.28
Maximum offering price per share (100/94.25 of $11.28)	$11.97

CLASS I SHARES:
Net assets	$913,437,151
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	80,391,088
Net asset value, offering and redemption price per share	$11.36

CLASS C SHARES:
Net assets	$8,481,491
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	767,083
Net asset value, offering and redemption price per share	$11.06

The accompanying notes are an integral part of the consolidated financial statements.

24

Abbey Capital Futures Strategy Fund

Consolidated Statement of Operations

For the Year Ended August 31, 2018

INVESTMENT INCOME
Interest	$12,879,592
Total investment income	12,879,592
EXPENSES
Advisory fees (Note 2)	16,454,372
Administration and accounting services fees (Note 2)	400,972
Registration and filing fees	122,659
Legal fees	92,671
Printing and shareholder reporting fees	85,513
Transfer agent fees (Note 2)	84,512
Distribution fees (Class C Shares) (Note 2)	68,748
Distribution fees (Class A Shares) (Note 2)	35,600
Audit and tax service fees	64,916
Director’s fees	56,510
Officer’s fees	33,100
Custodian fees (Note 2)	21,977
Other expenses	67,564
Total expenses before waivers and/or reimbursements	17,589,114
Less: waivers and/or reimbursements (Note 2)	(815,529)
Net expenses after waivers and/or reimbursements	16,773,585
Net investment income/(loss)	(3,893,993)
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	3,629,872
Futures contracts	23,105,382
Foreign currency transactions	307,006
Forward foreign currency contracts	(11,429,103)
Written options	(5,460,038)
Net change in unrealized appreciation/(depreciation) on:
Investments	(857,236)
Futures contracts	2,188,372
Foreign currency translations	5,773
Forward foreign currency contracts	(277,940)
Written options	744,930
Net realized and unrealized gain/(loss) from investments	11,957,018
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,063,025

The accompanying notes are an integral part of the consolidated financial statements.

25

Abbey Capital Futures Strategy Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
INCREASE/(DECRASE) IN NET ASSET FROM OPERATIONS:
Net investment income/(loss)	$(3,893,993)	$(10,879,903)
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions, forward foreign currency contracts and written options	10,153,119	(50,609,874)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, foreign currency translations, forward foreign currency contracts and written options	1,803,899	20,193,769
Net increase/(decrease) in net assets resulting from operations	8,063,025	(41,296,008)
CAPITAL SHARE TRANSACTIONS:
Class A Shares
Proceeds from shares sold	5,261,446	9,247,071
Shares redeemed	(5,290,537)	(10,029,596)
Total from Class A Shares	(29,091)	(782,525)
Class I Shares
Proceeds from shares sold	552,444,530	561,507,438
Shares redeemed	(419,282,057)	(489,198,240)
Total from Class I Shares	133,162,473	72,309,198
Class C Shares
Proceeds from shares sold	1,216,630	6,146,653
Shares redeemed	(2,231,665)	(4,447,796)
Total from Class C Shares	(1,015,035)	1,698,857
Net increase/(decrease) in net assets from capital share transactions	132,118,347	73,225,530
Total increase/(decrease) in net assets	140,181,372	31,929,522
NET ASSETS:
Beginning of period	797,275,953	765,346,431
End of period	$937,457,325	$797,275,953
Accumulated net investment income/(loss), end of period	$(16,745,577)	$(10,612,633)

The accompanying notes are an integral part of the consolidated financial statements.

26

Abbey Capital Futures Strategy Fund

Consolidated Statements of Changes in Net Assets (Concluded)

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Shares sold	467,333	807,849
Shares redeemed	(471,065)	(881,702)
Total Class A Shares	(3,732)	(73,853)
Class I Shares
Shares sold	48,188,097	49,037,837
Shares redeemed	(36,743,166)	(42,813,179)
Total Class I Shares	11,444,931	6,224,658
Class C Shares
Shares sold	107,360	539,738
Shares redeemed	(199,506)	(395,929)
Total Class C Shares	(92,146)	143,809
Net increase/(decrease) in shares outstanding	11,349,053	6,294,614

The accompanying notes are an integral part of the consolidated financial statements.

27

Abbey Capital Futures Strategy Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class A Shares
	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015(1)
Per Share Operating Performance
Net asset value, beginning of period	$11.15	$11.77	$12.01	$10.36
Net investment income/(loss)(2)	(0.07)	(0.18)	(0.24)	(0.27)
Net realized and unrealized gain/(loss) from investments	0.20	(0.44)	0.01	2.14
Net increase/(decrease) in net assets resulting from operations	0.13	(0.62)	(0.23)	1.87
Dividends and distributions to shareholders from:
Net investment income	—	—	(0.01)	(0.21)
Net realized capital gains	—	—	—	(0.01)
Total dividends and distributions to shareholders	—	—	(0.01)	(0.22)
Net asset value, end of period	$11.28	$11.15	$11.77	$12.01
Total investment return(3)	1.08%	(5.18)%	(1.94)%	18.17%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$15,539	$15,401	$17,125	$11,013
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(4)	2.04%	2.14%	2.26%	2.28%
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(4)	2.04%	2.14%	2.24%	2.24%
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(4)	2.13%	2.28%	2.42%	2.71%
Ratio of net investment income/(loss) to average net assets	(0.65)%	(1.60)%	(2.01)%	(2.23)%
Portfolio turnover rate	0%	0%	0%	0%

(1)	Inception date of Class A Shares of the Fund was August 29, 2014.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestments of dividends and distributions, if any. Total return does not reflect any applicable sales charge.

(4)

Effective February 28, 2017, the Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.04% of the Fund’s average daily net assets attributable to Class A Shares. Prior to February 28, 2017, the contractual fee waiver limited total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.24% of the Fund’s average daily net assets attributable to Class A Shares.

The accompanying notes are an integral part of the consolidated financial statements.

28

Abbey Capital Futures Strategy Fund

Consolidated Financial Highlights (Continued)

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class I Shares
	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014(1)
Per Share Operating Performance
Net asset value, beginning of period	$11.20	$11.80	$12.03	$10.36	$10.00
Net investment income/(loss)(2)	(0.05)	(0.15)	(0.21)	(0.24)	(0.03)
Net realized and unrealized gain/(loss) from investments	0.21	(0.45)	0.01	2.14	0.39
Net increase/(decrease) in net assets resulting from operations	0.16	(0.60)	(0.20)	1.90	0.36
Dividends and distributions to shareholders from:
Net investment income	—	—	(0.03)	(0.22)	—
Net realized capital gains	—	—	—	(0.01)	—
Total dividends and distributions to shareholders	—	—	(0.03)	(0.23)	—
Net asset value, end of period	$11.36	$11.20	$11.80	$12.03	$10.36
Total investment return(3)	1.34%	(5.00)%	(1.68)%	18.46%	3.60	%(4)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$913,437	$772,413	$739,842	$220,441	$24,349
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(6)	1.79%	1.89%	2.01%	2.03%	2.01	%(5)
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(6)	1.79%	1.89%	1.99%	1.99%	1.99	%(5)
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(6)	1.88%	2.03%	2.17%	2.46%	4.71	%(5)
Ratio of net investment income/(loss) to average net assets	(0.40)%	(1.35)%	(1.76)%	(1.98)%	(1.99	)%(5)
Portfolio turnover rate	0%	0%	0%	0%	0	%(4)

(1)	Inception date of Class I Shares of the Fund was July 1, 2014.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.
(6)

Effective February 28, 2017, the Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares. Prior to February 28, 2017, the contractual fee waiver limited total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.99% of the Fund’s average daily net assets attributable to Class I Shares.

The accompanying notes are an integral part of the consolidated financial statements.

29

Abbey Capital Futures Strategy Fund

Consolidated Financial Highlights (Concluded)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class C Shares
	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period Ended August 31, 2016(1)
Per Share Operating Performance
Net asset value, beginning of period	$11.01	$11.71	$11.99
Net investment income/(loss)(2)	(0.16)	(0.26)	(0.30)
Net realized and unrealized gain/(loss) from investments	0.21	(0.44)	0.03
Net increase/(decrease) in net assets resulting from operations	0.05	(0.70)	(0.27)
Dividends and distributions to shareholders from:
Net investment income	—	—	(0.01)
Total dividends and distributions to shareholders	—	—	(0.01)
Net asset value, end of period	$11.06	$11.01	$11.71
Total investment return(3)	0.36%	(5.89)%	(2.22	)%(4)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$8,481	$9,462	$8,380
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(6)	2.79%	2.89%	3.01	%(5)
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(6)	2.79%	2.89%	2.99	%(5)
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(6)	2.88%	3.03%	3.17	%(5)
Ratio of net investment income/(loss) to average net assets	(1.40)%	(2.35)%	(2.76	)%(5)
Portfolio turnover rate	0%	0%	0	%(7)

(1)	Inception date of Class C Shares of the Fund was October 6, 2015.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.
(6)

Effective February 28, 2017, the Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.79% of the Fund’s average daily net assets attributable to Class C Shares. Prior to February 28, 2017, the contractual fee waiver limited total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.99% of the Fund’s average daily net assets attributable to Class C Shares.

(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.

30

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements

August 31, 2018

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty active investment portfolios, including the Abbey Capital Futures Strategy Fund (the “Fund”), which commenced investment operations on July 1, 2014. The Fund is authorized to offer four classes of shares, Class A Shares, Class I Shares, Class C Shares and Class T Shares. Class A Shares are sold subject to a front-end maximum sales charge of 5.75%. Front-end sales charges may be reduced or waived under certain circumstances. Class T Shares are not currently available for sale.

RBB has authorized capital of one hundred billion shares of common stock of which 87.023 billion shares are currently classified into one hundred and eighty-one classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed Income” strategy.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 – “Financial Services – Investment Companies.”

The end of the reporting period for the Fund is August 31, 2018, and the period covered by these Notes to Consolidated Financial Statements is the fiscal period ended August 31, 2018 (the “current fiscal period”).

Consolidation of Subsidiary — The Managed Futures strategy will be achieved by the Fund investing up to 25% of its total assets in Abbey Capital Offshore Fund Limited (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands. The consolidated financial statements of the Fund include the financial statements of the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest (greater than 50%). All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Subsidiary were $173,327,861, which represented 18.49% of the Fund’s net assets.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 –	Prices are determined using quoted prices in active markets for identical securities.

31

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

● Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 –	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Short-Term Investments	$730,931,640	$730,931,640	$—	$—
Commodity Contracts
Futures Contracts	13,081,408	13,081,408	—	—
Equity Contracts
Futures Contracts	11,361,388	11,361,388	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	14,062,659	—	14,062,659	—
Futures Contracts	7,191,870	7,191,870	—	—
Interest Rate Contracts
Futures Contracts	5,778,753	5,778,753	—	—
Purchased Options	585,051	585,051	—	—
Total Assets	$782,992,769	$768,930,110	$14,062,659	$—

	Total	Level 1	Level 2	Level 3
Commodity Contracts
Futures Contracts	$(7,469,990)	$(7,469,990)	$—	$—
Equity Contracts
Futures Contracts	(2,543,576)	(2,543,576)	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(12,027,545)	—	(12,027,545)	—
Futures Contracts	(1,011,692)	(1,011,692)	—	—
Interest Rate Contracts
Futures Contracts	(1,505,749)	(1,505,749)	—	—
Written Options	(153,900)	(153,900)	—	—
Total Liabilities	$(24,712,452)	$(12,684,907)	$(12,027,545)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

32

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no transfers between Levels 1, 2 and 3.

Disclosures about Derivative instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include options, forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, interest rates and commodities (through investment in the Subsidiary), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

The following tables list the fair values of the Fund’s derivative holdings as of the end of the reporting period, grouped by contract type and risk exposure category.

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Asset Derivatives
Purchased Options	Investments, at value	$—	$585,051	$—	$—	$585,051
Forward Contracts (a)	Unrealized appreciation on forward foreign currency contracts	—	—	14,062,659	—	14,062,659
Futures Contracts (a)	Unrealized appreciation on futures contracts	11,361,388	5,778,753	7,191,870	13,081,408	37,413,419
Total Value- Assets		$11,361,388	$6,363,804	$21,254,529	$13,081,408	$52,061,129

(a)	This amount represents the cumulative appreciation/(depreciation) of forwards and futures contracts as reported on the Consolidated Portfolio of Investments.

33

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Liability Derivatives
Written Options	Options written, at value	$—	$(153,900)	$—	$—	$(153,900)
Forward Contracts (a)	Unrealized depreciation on forward foreign currency contracts	—	—	(12,027,545)	—	(12,027,545)
Futures Contracts (a)	Unrealized depreciation on futures contracts	(2,543,576)	(1,505,749)	(1,011,692)	(7,469,990)	(12,531,007)
Total Value- Liabilities		$(2,543,576)	$(1,659,649)	$(13,039,237)	$(7,469,990)	$(24,712,452)

(a)	This amount represents the cumulative appreciation/(depreciation) of forwards and futures contracts as reported on the Consolidated Portfolio of Investments.

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Realized Gain/(Loss)
Purchased Options	Net realized gain/(loss) from Investments	$(1,067,868)	$5,476,912	$(1,582,187)	$812,323	$3,639,180
Futures Contracts	Net realized gain/(loss) from Futures Contracts	28,210,274	(6,187,910)	(4,477,340)	5,560,358	23,105,382
Forward Contracts	Net realized gain/(loss) from Forward Foreign Currency Contracts	—	—	(11,429,103)	—	(11,429,103)
Written Options	Net realized gain/(loss) from Written Options	—	(3,295,197)	(2,164,841)	—	(5,460,038)
Total Realized Gain/(Loss)		$27,142,406	$(4,006,195)	$(19,653,471)	$6,372,681	$9,855,421

34

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Purchased Options	Net change in unrealized appreciation/(depreciation) on investments	$26,260	$(978,657)	$199,102	$—	$(753,295)
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	6,263,729	(3,160,593)	4,585,681	(5,500,445)	2,188,372
Forward Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	—	—	(277,940)	—	(277,940)
Written Options	Net change in unrealized appreciation/(depreciation) on written options	—	744,930	—	—	744,930
Total Change in Unrealized Appreciation/(Depreciation)		$6,289,989	$(3,394,320)	$4,506,843	$(5,500,445)	$1,902,067

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

Purchased Options (Cost)	Written Options (Proceeds)	Long Futures Notional Amount	Short Futures Notional Amount	Forward Foreign Currency Contracts — Payable (Value at Trade Date)	Forward Foreign Currency Contracts — Receivable (Value at Trade Date)
$2,518,280	$(1,063,940)	$3,169,513,516	$(2,621,941,815)	$(1,992,170,099)	$1,990,526,085

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

35

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$14,062,659	$(12,027,545)	$—	$2,035,114	$12,027,545	$(12,027,545)	$—	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

36

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

For tax purposes, the Subsidiary is an exempted Cayman Islands investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk — Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Counterparty Risk — The derivative contracts entered into by the Fund or its Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

37

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Options — An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

Options Written — The Fund may enter into options written for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on exchanges regulated by the Commodity Futures Trading Commission or on other non-U.S. exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. As of the end of the reporting period, all of the Fund’s written options are exchange-traded options.

Futures Contracts — The Fund may use futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value

38

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

Forward Foreign Currency Contracts — In the normal course of pursuing its investment objectives, the Fund is subject to foreign investment and currency risk. The Fund uses forward foreign currency contracts (“forward contracts”) for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve the Fund’s investment goal. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Investment Adviser and Other Services

Abbey Capital Limited (“Abbey Capital” or the “Adviser”) serves as the investment adviser to the Fund and its Subsidiary. The Adviser allocates the assets of the Subsidiary to one or more Trading Advisers unaffiliated with the Adviser to manage. The Adviser also has the ultimate responsibility to oversee the Trading Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table. The Adviser compensates the Trading Advisers out of the Advisory Fee.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items discussed below) to the rates (“Expense Caps”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2019 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2019.

Advisory Fee	Expense Caps
	Class A	Class I	Class C	Class T
1.77%	2.04%	1.79%	2.79%	2.04%

39

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

Gross Advisory Fees	Waivers	Net Advisory Fees
$16,454,372	$(815,529)	$15,638,843

If at any time the Fund’s total annual fund operating expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than the relevant share class’s Expense Cap, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

Expiration
August 31, 2019	August 31, 2020	August 31, 2021	Total
$801,204	$1,087,123	$815,529	$2,703,856

Altis Partners (Jersey) Limited, Aspect Capital Limited, Cantab Capital Partners LLP, Conquest Capital, LLC, Eclipse Capital Management, Inc., Graham Capital Management, LP, Harmonic Capital Partners LLP, P/E Global, LLC, Revolution Capital Management, LLC, Trigon Investment Advisors, LLC, Tudor Investment Corporation and Welton Investment Partners, LLC each served as a Trading Adviser to the Fund during the period.

Effective October 4, 2017, Conquest Capital LLC no longer serves as a Trading Adviser to the Fund. Effective February 8, 2018, Harmonic Capital Partners LLP no longer serves as a Trading Adviser to the Fund. Effective March 5, 2018, Tudor Investment Corporation serves as a Trading Adviser to the Fund.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Consolidated Statement of Operations.

The Board has adopted a Plan of Distribution for the Class A Shares, Class C Shares and Class T Shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and Class T Shares and up to 1.00% of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan

40

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan.

3. Director’s And Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director’s and Officer’s compensation amounts, please refer to the Consolidated Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments and derivative transactions) of the Fund were as follows:

	Purchases	Sales
Investments in Non U.S. Government Securities	$—	$—
Investments in U.S. Government Securities	$—	$—

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2018, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$842,064,304	$31,931,094	$—	$31,931,094

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

41

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

The following permanent differences as of August 31, 2018, primarily attributable to disallowed book income from Subsidiary, were reclassified to the following accounts:

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
$(2,238,951)	$(10,155,021)	$12,393,972

As of August 31, 2018, the components of distributable earnings/(deficits) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Qualified Late-Year Losses	Other Temporary Differences
$1,066,640	$—	$8,829,452	$(6,346)	$—	$—

The differences between the book and tax basis components of distributable earnings/(deficits) relate principally to the timing of recognition of income and gains of the Subsidiary for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2018 and 2017, were as follows:

	Ordinary Income	Long-Term Gains	Total
2018	$—	$—	$—
2017	—	—	—

Accumulated capital losses represent net capital loss carry forwards as of August 31, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2018, the Fund had unexpiring capital loss carryforwards of $6,346.

6. New Accounting Pronouncements

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s consolidated financial statements and disclosures.

42

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Concluded)

August 31, 2018

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there was the following subsequent event:

A reorganization of the Fund’s use of subsidiary companies to achieve its Managed Futures investment strategy occurred on or about October 1, 2018. The reorganization did not give rise to any changes in the Fund’s investment strategy or exposures. The following is a summary of the key aspects of the reorganization. Shareholders should refer to the Fund’s prospectus, as supplemented on September 18, 2018, for additional information. Effective on or about October 1, 2018:

(i) The Fund may invest up to 25% of its assets in the newly created Abbey Capital Master Offshore Fund Limited, a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “Cayman Subsidiary”). The Fund’s current wholly-owned subsidiary, the Abbey Capital Offshore Fund Limited became a wholly-owned subsidiary of the Cayman Subsidiary through a share exchange between the Fund and the Cayman Subsidiary and registered as a segregated portfolio company under the laws of the Cayman Islands under the name Abbey Capital Offshore Fund SPC (the “SPC”). The Cayman Subsidiary serves solely as an intermediate entity through which the Fund invests in the SPC and makes no independent investment decisions and has no investment or other discretion over the Fund’s investable assets.

(ii) The Fund may also invest a portion of its assets in segregated series of another new wholly-owned subsidiary of the Fund, the Abbey Capital Onshore Series LLC (the “Onshore Subsidiary”), which was formed on August 16, 2018.

43

Abbey Capital Futures Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and
Shareholders of Abbey Capital Futures Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Abbey Capital Futures Strategy Fund (the “Fund”) (one of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2018, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the four years in the period then ended and the period July 1, 2014 (commencement of operations) to August 31, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2018, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the four years in the period then ended and the period July 1, 2014 (commencement of operations) to August 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Abbey Capital investment companies since 2014.

Philadelphia, Pennsylvania
October 30, 2018

44

Abbey Capital Futures Strategy Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2018. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2018. During the fiscal year ended August 31, 2018, the Fund paid no ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2019.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

45

Abbey Capital Futures Strategy Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6484 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Advisory Agreements and Trading Advisory Agreements

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered (1) the renewal of the investment advisory agreement between Abbey Capital and the Company on behalf of the Fund (the “Investment Advisory Agreement”), (2) the renewal of the investment advisory agreement between Abbey Capital and Abbey Capital Offshore Limited (“ACOL”) (together with the Investment Advisory Agreement, the “Advisory Agreements”), (3) the renewal of the trading advisory agreements among Abbey Capital and ACOL and each of the Trading Advisers, other than Tudor Investment Corporation (the “Trading Advisory Agreements”), at a meeting of the Board held on May 9-10, 2018 (the “May Meeting”). In addition, the Board, including all of the Independent Directors, considered the approval of a new Trading Advisory Agreement with Tudor Investment Corporation (“Tudor”) at a meeting of the Board held on February 7, 2018 (the “February Meeting” and together with the May Meeting, the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreements and the Trading Advisory Agreements for an additional one year term and approved the new Trading Advisory Agreement with Tudor for an initial period ending August 16, 2019. The Board’s decision to approve the Advisory Agreements and the Trading Advisory Agreements reflects the exercise of its business judgment to continue the arrangements. In approving the Advisory Agreements and the Trading Advisory Agreements, the Board considered information provided by Abbey Capital and each of the Trading Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Abbey Capital with respect to the Fund, the Advisory Agreement between ACOL and Abbey Capital, and the Trading Advisory Agreements between Abbey Capital and each Trading Adviser with respect to the Fund and the approval of the new Trading Advisory Agreement with Tudor, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Abbey Capital and each Trading Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Abbey Capital’s and the Trading Advisers’ investment philosophies and processes; (iv) Abbey Capital’s and the Trading Advisers’ assets under management and client descriptions; (v) Abbey Capital’s and the Trading Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Abbey Capital’s and the Trading Advisers’ advisory fee arrangements with the Company and other similarly managed clients, as applicable; (vii) Abbey Capital’s and the Trading Advisers’ compliance procedures; (viii) Abbey Capital’s and the Trading Advisers’ financial information and insurance coverage; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark. With respect to the new Trading Advisory

46

Abbey Capital Futures Strategy Fund

Other Information (Concluded)

(Unaudited)

Agreement with Tudor, the Directors considered, among other things, (i) the nature, extent, and quality of services to be provided to the Fund by Tudor; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Tudor’s investment philosophies and processes; (iv) Tudor’s assets under management and client descriptions; (v) Tudor’s soft dollar commission and trade allocation policies; (vi) Tudor’s advisory fee arrangements with the Company and other similarly managed clients, as applicable; (vii) Tudor’s compliance procedures; and (viii) Tudor’s financial information and insurance coverage.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Abbey Capital and each Trading Adviser. The Directors concluded that Abbey Capital and each Trading Adviser had substantial resources to provide services to the Fund and the ACOL, as applicable.

The Directors also considered the investment performance of the Fund, noting that the Fund had underperformed its benchmark, the S&P 500® Total Return Index, for the year-to-date, one-year, three-year and since-inception periods ended March 31, 2018. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the Fund ranked in the 2nd quintile within its Lipper Performance Universe for the since-inception period ended December 31, 2017.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors also considered the fees payable to each Trading Adviser under the Trading Advisory Agreements and the information provided by Abbey Capital on the services provided by the different Trading Advisers. In this regard, the Directors noted that the fees for each Trading Adviser were payable by Abbey Capital.

After reviewing the information regarding Abbey Capital’s and the Trading Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Abbey Capital and each Trading Adviser, the Directors concluded that the investment advisory fees to be paid by the Fund to Abbey Capital and the trading advisory fees to be paid by Abbey Capital to each Trading Adviser were fair and reasonable and that the Investment Advisory Agreements and Trading Advisory Agreements should be approved and continued for additional one-year periods ending August 16, 2019 and the new Trading Advisory Agreement with Tudor should be approved for an initial period ending August 16, 2019.

47

Abbey Capital Futures Strategy Fund

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6484.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Independent Directors
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	30	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	30	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003-2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	30	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Director	2006 to present	Since 1997, Consultant, financial services organizations.	30	Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 70	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	30	Independent Trustee of EIP Investment Trust (registered investment company).

48

Abbey Capital Futures Strategy Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	30	WisdomTree Investments, Inc. (asset management company); Fidelity National Information Services, Inc. (financial services technology company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	30	Reich and Tang Group (asset management).
Interested Director[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	30	None
Officers
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 55	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 65	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A

49

Abbey Capital Futures Strategy Fund

Company Management (Concluded)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 47	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 39	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 30 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment services industry.

50

Abbey Capital Futures Strategy Fund

Privacy Notice

(Unaudited)

Abbey Capital Futures Strategy Fund

FACTS	WHAT DOES THE ABBEY CAPITAL FUTURES STRATEGY FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Abbey Capital Futures Strategy Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Abbey Capital Futures Strategy Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6484 or go to www.abbeycapital.com

51

Abbey Capital Futures Strategy Fund

Privacy Notice

(Unaudited)

What we do
How does the Abbey Capital Futures Strategy Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Abbey Capital Futures Strategy Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-844-261-6484. You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

52

Abbey Capital Futures Strategy Fund

Privacy Notice

(Unaudited)

The Abbey Capital Futures Strategy Fund shall retain your personal data for as long as you are an investor in the Fund and thereafter as long as necessary to comply with applicable laws that require the Fund to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Fund may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Fund does take the security of your personal data seriously.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Abbey Capital Futures Strategy Fund’s investment adviser, Abbey Capital Limited, and each sub-adviser.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Abbey Capital Futures Strategy Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Abbey Capital Futures Strategy Fund does not jointly market.
Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

53

Investment Adviser
Abbey Capital Limited
1-2 Cavendish Row
Dublin 1, Ireland

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

AFS-AR18

Abbey Capital Multi Asset Fund

of

THE RBB FUND, INC.

Annual Report

August 31, 2018

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Abbey Capital Multi Asset Fund

Annual Investment Adviser’s Report

August 31, 2018 (Unaudited)

Dear Shareholder,

The Abbey Capital Multi Asset Fund (the “Fund”) Class I Shares returned +6.50% net of fees for the period April 11, 2018, since inception, through August 31, 2018. The positive performance was driven largely by the equity allocation, although the managed futures component was also net positive amid trends in equities, energy and interest rates. The Fund allocates to its underlying trading advisers through its investment in Abbey Capital Multi Asset Offshore Fund Limited (the “ACMAOF”), a wholly-owned subsidiary of the Fund. The Fund invests up to 25% of its assets into the ACMAOF and invests its remaining assets in a long-only equity strategy consisting of S&P 500 futures only and a fixed income strategy consisting primarily of U.S. Treasury obligations.

Abbey Global, LP (the “LP”), the predecessor fund, transferred all of its assets to the Fund on April 11, 2018. The Fund allocates approximately 50% of its assets to S&P 500 futures and 100% of its assets to a managed futures strategy.

	2018 YTD	SEP. 1, 2017 TO AUG. 31, 2018	SEP. 1, 2016 TO AUG. 31, 2017	ANNUALIZED SINCE INCEPTION ON MAY 14, 2002 TO AUG. 31, 2018
Class I Shares	4.12%	12.98%	3.89%	10.39%
Class A Shares	—	—	—	—
Class A Shares (max load)	—	—	—	—
Class C Shares	—	—	—	—
BofA Merrill Lynch 3-Month T-Bill Index	1.15%	1.52%	0.62%	1.31%
S&P 500® Total Return Index	9.94%	19.66%	16.23%	8.47%
Barclay CTA Index	-1.35%	-0.09%	-2.17%	3.52%

Barclay CTA numbers are based on the estimate available on the BarclayHedge website as of September 17, 2018

Source: Abbey Capital and Bloomberg

Performance quoted is past performance and does not guarantee future results. Additionally, the LP was not registered under the Investment Company Act of 1940 (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the LP had been registered under the 1940 Act, its performance may have been adversely affected. Accordingly, Fund performance may be different than the LP’s past performance, which is included in the table above for the period between inception of the LP on May 14, 2002 to April 11, 2018. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

Performance from May 14, 2002 to April 10, 2018 is performance of Abbey Global, LP (the “Predecessor Fund”). The Fund commenced operations as a series of The RBB Fund, Inc. on April 11, 2018, when all of the assets of Abbey Global, LP (the “Predecessor Fund”) transferred to Class I Shares of the Fund. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the Predecessor Fund. The Predecessor Fund was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, its performance may have been adversely affected. Accordingly, future Fund performance may be different than the Predecessor Fund’s past performance. Performance of the Predecessor Fund is not an indicator of future Fund results. Performance from April 2014 represents proprietary performance as the only investors for that period were Abbey Capital Limited and its officers.

Please note the above is shown for illustrative purposes only.

*

The Barclay CTA Index is derived from data which is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the Bank of America Merrill Lynch 3-Month T-Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable and the above is shown for illustrative purposes only.

1

Abbey Capital Multi Asset Fund

Annual Investment Adviser’s Report (Continued)

August 31, 2018 (Unaudited)

Abbey Capital Limited (the “Adviser”) has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79%, 2.04% and 2.79% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares, and Class C Shares, respectively. This contractual limitation is in effect until December 31, 2019, and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. In addition, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. In determining the Adviser’s obligation to waive its investment advisory fees and/or reimburse expenses, the following expenses are not taken into account: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. Without the limitation agreement, the expense ratios are 2.04%. 2.29% and 3.04% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares, and Class C Shares, respectively, as stated in the current prospectus dated March 26, 2018 (and which may differ from the actual expense ratios for the period covered by this report). The quoted performance would have been lower without the expense limitation.

Please refer to the prospectus for further information on expenses and fees.

Market Commentary

Overall, global economic data was positive over the twelve-month fiscal year ended August 31, 2018, although there were growing indications that the US economy was outperforming its peers. Optimism over US economic growth generally supported risk assets, despite periodic bouts of risk aversion as a result of heightened global trade tensions and geopolitical developments, with signs of accelerating inflation and tighter monetary policy in the US an added consideration.

In aggregate, global equities rallied over the period, driven by strong gains by US and Japanese indices. Solid returns over the first part of the period were pared in late January and February as worries that mounting inflationary pressures could lead to a more aggressive pace of central bank tightening weighed on risk appetite, creating a sharp reversal in many stock indices. Equities generally rebounded from Q2 2018 onwards, as strong earnings growth and accelerating US GDP growth supported risk appetite, and outweighed the negative impact of deteriorating relations between the US and many of its trade partners, particularly China. By region, US indices were positive for the one-year period, supported by strong earnings growth, signs of improving economic conditions and optimism following the passing of tax reform, with the S&P 500 reaching a new record high in August 2018. Eurozone equities were negative, as Italian stocks struggled on the back of heightened political concerns following the election of an anti-establishment government in May, with worries about global trade another concern for stocks in the region. Chinese equities also saw losses amid heightened trade tensions with the US.

Signs of a shift towards more hawkish policy amongst major global central banks was an important driver of moves in currency and bond markets. The Federal Reserve (“Fed”) hiked rates three times in the twelve months to August and US Treasury yields rose as a result, particularly at shorter maturities. Market forecasts of a faster pace of future US rate hikes on the back of solid economic data and rising inflation was another factor driving the increase in shorter maturity Treasury yields. Moves in eurozone bonds were more muted, despite the European Central Bank unveiling plans to end quantitative easing in December 2018. German 10-year Bond yields were slightly lower over the period, while yields in Italy rose on concerns over the new government formed in May, with moves higher resuming in August on reports that the government may run a larger budget deficit than allowed under EU rules. In Japan, government bond yields rose, but remained close to zero as the Bank of Japan continued with its yield targeting program, although there was increased speculation over the period that the central bank may begin to normalise its policies.

In currencies, the USD weakened over the first part of the period before trading in a wide range between February and March. The greenback rallied from April onwards, with the widening yield differential between the US and other developed economies a key driver of the reversal. More recently, global trade fears, expectations of more hawkish Fed policy and signs of stronger US growth have all supported the USD, although comments from President Trump

2

Abbey Capital Multi Asset Fund

Annual Investment Adviser’s Report (Continued)

August 31, 2018 (Unaudited)

criticising the pace of Fed rate hikes and the strength of the USD have at times weighed on the US currency. EUR/USD declined over the period, while GBP/USD was roughly unchanged overall, with early-2018 gains in GBP/USD unwinding as the USD began to strengthen from April and talk of a ‘no-deal’ Brexit became more prevalent. AUD/USD was significantly lower over the period, as global trade war fears, signs of slower growth in China, political developments in Australia and a lack of policy action by the Reserve Bank of Australia all impacted sentiment. Emerging market currencies struggled later in the period amid USD strength, with the TRY and BRL notable underperformers.

In commodities, moves in the USD and developments on the global trade front were important factors that impacted prices over the period. Crude oil mostly trended higher, despite rising US production, as OPEC supply cuts helped to boost prices. The US withdrawal from the Iran nuclear deal was another notable event in energy markets. Base metals prices generally rose over the first part of the period on the back of stronger economic data, however these trends reversed as worries about escalating global trade tensions weighed on the sector. Precious metals were also weaker, with gold in a downtrend since April, despite periods of heightened geopolitical risk, with the stronger USD a key driver. In agricultural commodities, weather developments and global trade were important themes that impacted the sector. Soybeans were lower as the imposition of Chinese tariffs on US imports impacted prices, with forecasts of a bumper US harvest also weighing on prices later in the period. Weakness in the BRL proved a headwind for coffee prices, with sugar another notable underperformer in the agricultural commodity space.

Performance Attribution

The Fund’s returns were driven largely by the allocation to equities over the twelve-month fiscal year ended August 31 2018, although the allocation to managed futures was also positive over the period. For the period from September 1, 2017 to the April 10, 2018 conversion, Long-term Trendfollowing, Value and Global Macro were the best performing trading styles within the Fund’s managed futures component, whereas after the conversion, Diversified Trendfollowing was positive from April 11, 2018 to August 31, 2018.

By market sector, the managed futures allocation saw its largest gains in equities and energy over the twelve–month period. Long positions in the S&P 500 and NASDAQ 100 were the main drivers of equity gains, as the US stock market generally outperformed its peers, while a long Nikkei 225 position was also additive to performance. In energy, long crude oil positioning generated gains, as the market trended higher over the twelve–month period. Further sector-level gains were seen in interest rates due to short exposure to 3-month Eurodollar futures, while in soft commodities, short coffee and long cotton exposures contributed positively.

The managed futures allocation saw losses from trading in bonds, base metals and major currencies. In bonds, predominantly long exposure to German 10-year contracts, as well as mixed positioning in US 30-year Treasuries and UK 10-year Gilts, were amongst the main detractors over the twelve–month period. In base metals, corrections in copper and aluminium proved difficult as losses stemmed from both long and short positions at times. In major currencies, trading in USD/JPY and USD/CAD were the main detracting currency pairs. Smaller sector losses were seen in grains, emerging market currencies, meats and precious metals.

For the equity allocation, markets were generally supportive over the twelve–month period, although February was difficult as equity markets corrected sharply. In the period from September 2017 to February 2018, the S&P 500 had rallied as sentiment was buoyed by US tax reform. Concerns that building US inflationary pressures could lead to a faster pace of Fed monetary policy was a key driver of the February 2018 correction. The S&P 500 recovered to reach new record highs later in August 2018, with strong corporate earnings and GDP growth important factors in the rebound of the index.

3

Abbey Capital Multi Asset Fund

Annual Investment Adviser’s Report (Concluded)

August 31, 2018 (Unaudited)

Key to Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
GBP	British Pound Sterling
TRY	Turkish Lira
USD	US Dollar
EUR	Euro
JPY	Japanese Yen
CAD	Canadian Dollar

An investment in the Fund is speculative and involves substantial risk. It is possible that an investor may lose some or all of their investment. The Fund may invest up to 25% of its total assets in Abbey Capital Multi Asset Offshore Fund Limited, which is a wholly-owned subsidiary of the Fund that invests in managed futures and foreign exchange. All investments in securities involve risk of the loss of capital. An investment in the Fund includes the risks inherent in an investment in securities, as well as specific risks associated with this open-ended investment product. Among the risks associated with investing in this Fund are Commodity Sector Risk, Counter-Party Risk, Credit Risk, Currency Risk, Manager and Management Risks, Subsidiary Risk, Tax Risk, Emerging Markets Risk, Leveraging Risk, Foreign Investment Risk, Fixed Income Securities Risks, Short Sale Risk and Portfolio Turnover Risks. The Fund may invest in or utilize derivative investments, futures contracts, and hedging strategies. One or more Trading Advisors, from time to time, may invest a substantial portion of the assets managed in a specific industry sector. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers. There can be no assurance that the Fund’s strategy (hedging or otherwise) will be successful or that it will employ such strategies with respect to all or any portion of its portfolio. The value of the Fund’s portfolio investments should be expected to fluctuate. Investing in managed futures is not suitable for all investors given its speculative nature and the high level of risk involved. The Fund is appropriate only for investors who can bear the risks associated with the product. This brief statement cannot disclose all of the risks and other factors necessary to evaluate a participation in the Fund. Investors are urged to take appropriate investment advice and to carefully consider their investment objectives, personal situation, and factors such as net worth, income, age, risk tolerance and liquidity needs before investing in the Fund. Before investing, investors should carefully consider the Fund’s investment objectives, risks, tax considerations, sales charges and expenses.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

The Abbey Capital Multi Asset Fund is distributed by Quasar Distributions, LLC.

4

Abbey Capital Multi Asset Fund

Performance Data

August 31, 2018 (Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Abbey Capital Multi Asset Fund - Class I Shares
vs. S&P 500® Total Return Index.

The chart illustrates the performance of a hypothetical $1,000,000 initial investment in the Fund and reflects Fund expenses and reinvestment of dividends and distributions. Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Total Returns for the Period Ended August 31, 2018
	One Year	Five Years	Ten Years	Since Inception
Class I Shares*	12.98%	11.81%	9.11%	10.39%
BofA Merrill Lynch 3-Month Treasury Bill Index**	1.52%	0.49%	0.36%	1.31%
S&P 500® Total Return Index**	19.66%	14.52%	10.86%	8.47%
Barclay CTA Index**	-0.09%	1.04%	1.07%	3.52%

*

Performance from May 14, 2002 to April 10, 2018 is performance of Abbey Global LP (the “Predecessor Fund”). The Fund commenced operations as a series of The RBB Fund, Inc. on April 11, 2018, when all of the assets of the Predecessor Fund transferred to Class I Shares of the Fund.

**	Performance is from the inception date of the Predecessor Fund only and is not the inception date of the benchmark itself.

The performance quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares. Without the limitation arrangement, the gross expense ratio is 2.04% for Class I Shares, as stated in the current prospectus (and which may differ from the actual expense ratio for the period covered by this report). This contractual limitation is in effect until December 31, 2019 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

Performance quoted is past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

5

Abbey Capital Multi Asset Fund

Performance Data (Concluded)

August 31, 2018 (Unaudited)

The S&P 500® Total Return Index

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date.

S&P 500® Index

The S&P 500® Index is a market-capitalization-weighted index of 500 US stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on the 1st of January, 1923, though expanded to 500 stocks on March 4, 1957.

Nasdaq 100 Index

Launched in January 1985, the Nasdaq-100 Index includes 100 of the largest US domestic and international non-financial companies listed on the Nasdaq stock market. The Nasdaq-100 Index is calculated under a modified capitalization-weighted methodology. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Barclay CTA Index

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors. There are currently 541 programs included in the calculation of the Barclay CTA Index for 2018. The Barclay CTA Index is equally weighted and rebalanced at the beginning of each year.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Nikkei 225 Index

The Nikkei 225 Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies traded on the Tokyo Stock Exchange.

Portfolio composition is subject to change. It is not possible to invest directly in an index.

6

Abbey Capital Multi Asset Fund

Fund Expense Example

August 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2018 through August 31, 2018, and held for the entire period. The actual values and expenses are based on the 143 day period from inception on April 11, 2018 through August 31, 2018.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any). Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class I Shares
	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period *	Annualized Expense Ratio	Actual Total Investment Return for the Fund Since Inception
Actual	$ 1,000.00	$ 1,065.00	$ 7.24	1.79%	6.50%
Hypothetical (5% return before expenses)	1,000.00	1,016.18	9.10	1.79	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio for the period March 1, 2018 to August 31, 2018, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The actual dollar amounts shown are expenses paid during the period for the Fund and multiplied by 143 days, which is based on the date of inception (April 11, 2018). The Fund’s ending account value on the first line in the table is based on the actual since inception total investment return for the Fund.

7

Abbey Capital Multi Asset Fund

Consolidated Portfolio Holdings Summary Table

August 31, 2018 (Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund at August 31, 2018.

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	67.3%	$14,547,377
OTHER ASSETS IN EXCESS OF LIABILITIES
(including futures and forward foreign currency contracts)	32.7	7,060,647
NET ASSETS	100.0%	$21,608,024

The Fund seeks to achieve its investment objective by allocating its assets among a “Managed Futures” strategy, “Long U.S. Equity” strategy and a “Fixed Income” strategy.

As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of U.S. Treasuries or short-term investments.

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.

8

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments

August 31, 2018

	Coupon*	Maturity Date	Par (000’s)	Value
Short-Term Investments — 67.3%
U.s. Treasury Obligations — 67.3%
U.S. Treasury Bills	1.958	09/20/18	$118	$117,900
U.S. Treasury Bills	1.969	09/27/18	2,300	2,297,208
U.S. Treasury Bills	2.022	10/18/18	2,421	2,415,148
U.S. Treasury Bills	2.072	11/15/18	2,354	2,344,425
U.S. Treasury Bills	2.098	12/13/18	2,134	2,121,715
U.S. Treasury Bills	2.069	12/20/18	630	626,105
U.S. Treasury Bills	2.153	01/17/19	2,319	2,300,238
U.S. Treasury Bills	2.205	02/14/19	2,348	2,324,638
				14,547,377
TOTAL SHORT-TERM INVESTMENTS
(Cost $14,546,424)				14,547,377
Total Investments — 67.3%
(Cost $14,546,424)				14,547,377

Other Assets In Excess Of Liabilities — 32.7%				7,060,647
Net Assets — 100.0%				$21,608,024

*	Short-term investments reflect the annualized effective yield on the date of purchase for discounted investments.

The accompanying notes are an integral part of the consolidated financial statements.

9

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2018

Futures contracts outstanding as of August 31, 2018 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
10-Year Mini Japanese Government Bond Futures	Sep-18	3	$270,003	$(2,403)
3-Month Euro Euribor	Jun-19	51	14,799,596	(1,785)
3-Month Euro Euribor	Dec-19	31	8,995,833	1,698
90-DAY Bank Bill	Jun-19	17	12,221,336	1,668
90-DAY Bank Bill	Sep-19	1	718,902	70
90-DAY Bank Bill	Dec-19	4	2,875,608	702
90-DAY Bank Bill	Mar-20	1	718,902	105
90-DAY Eurodollar Futures	Dec-19	3	750,000	(1,875)
90-DAY Sterling Futures	Jun-19	5	810,278	(535)
90-DAY Sterling Futures	Jun-20	5	810,278	(194)
90-DAY Sterling Futures	Jun-21	5	810,278	(357)
Amsterdam Index Futures	Sep-18	4	518,346	(836)
Australian 10-Year Bond Futures	Sep-18	6	431,341	1,738
Australian 3-Year Bond Futures	Sep-18	64	4,600,973	11,857
Brent Crude Futures	Nov-18	3	232,920	5,840
Brent Crude Futures	Dec-18	1	77,400	(310)
CAC40 10 Euro Futures	Sep-18	20	1,254,890	1,695
Cotton No.2 Futures	Dec-18	4	164,440	(11,800)
DJIA Mini E-CBOT	Sep-18	16	2,079,040	9,730
Dollar Index	Sep-18	9	900,000	15,496
Euro BUXL 30-Year Bond Futures	Sep-18	1	116,075	(441)
Euro STOXX 50	Sep-18	1	39,338	(3,738)
Euro-Bobl Futures	Sep-18	2	232,151	522
Euro-Bobl Futures	Dec-18	37	4,294,785	14,974
Euro-Bund Futures	Sep-18	12	1,392,903	2,600
Euro-Bund Futures	Dec-18	14	1,625,054	16,193
Euro-Oat Futures	Sep-18	9	1,044,677	11,422
Euro-Oat Futures	Dec-18	2	232,151	511
Euro-Schatz Futures	Sep-18	22	2,553,656	(143)
FTSE 100 Index Futures	Sep-18	12	1,154,977	(25,521)
FTSE/JSE TOP 40	Sep-18	1	35,524	(1,020)
Gasoline RBOB Futures	Oct-18	5	419,370	19,156
Gasoline RBOB Futures	Nov-18	4	332,287	(2,953)
LME Aluminum Forward	Sep-18	17	896,538	(46,904)
LME Copper Forward	Sep-18	10	1,493,500	(226,034)
LME Nickel Forward	Sep-18	10	763,200	(99,828)
Long Gilt Futures	Dec-18	7	907,512	389
Low Sulphur Gasoil G Futures	Oct-18	2	138,400	1,150
Low Sulphur Gasoil G Futures	Nov-18	1	68,975	3,800
MSCI EAFE Index Futures	Sep-18	1	97,940	(460)
MSCI Taiwan Index Futures	Sep-18	2	82,500	790
MXN Currency Futures	Sep-18	8	209,367	(2,180)
Nasdaq 100 E-Mini	Sep-18	18	2,758,050	85,256
Natural Gas Futures	Oct-18	2	58,400	40
Nikkei 225 (Osaka Securities Exchange)	Sep-18	1	205,742	270
Nikkei 225 (Singapore Exchange)	Sep-18	16	1,644,136	17,501
NY Harbor Ultra-Low Sulfur Diesel Futures	Oct-18	12	1,130,522	11,130
NY Harbor Ultra-Low Sulfur Diesel Futures	Nov-18	1	94,332	(428)

The accompanying notes are an integral part of the consolidated financial statements.

10

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2018

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
NY Harbor Ultra-Low Sulfur Diesel Futures	Dec-18	6	$566,370	$14,158
OMX Stockholm 30 Index Futures	Sep-18	58	1,051,213	21,730
Russell 2000 E-Mini	Sep-18	3	261,090	7,983
S&P 500 E-Mini Futures	Sep-18	100	14,510,500	490,778
S&P Mid 400 E-Mini Futures	Sep-18	1	204,560	3,610
S&P/TSX 60 IX Futures	Sep-18	4	591,632	7,480
SGX Nifty 50	Sep-18	5	117,290	(745)
SPI 200 Futures	Sep-18	9	1,019,691	26,797
Topix Index Futures	Sep-18	1	156,017	2,385
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-18	3	364,083	242
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Dec-18	1	110,641	31
Wheat (Chicago Board of Trade)	Dec-18	9	245,475	(16,275)
WTI Crude Futures	Oct-18	8	558,400	18,520
WTI Crude Futures	Nov-18	9	624,330	(530)
				$382,722

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
90-DAY Eurodollar Futures	Mar-19	5	$(1,250,000)	$(250)
90-DAY Eurodollar Futures	Jun-19	51	(12,750,000)	(6,650)
90-DAY Eurodollar Futures	Sep-19	9	(2,250,000)	(1,138)
90-DAY Eurodollar Futures	Mar-20	7	(1,750,000)	(1,313)
90-DAY Eurodollar Futures	Jun-20	9	(2,250,000)	(2,125)
90-DAY Eurodollar Futures	Sep-20	5	(1,250,000)	(1,000)
90-DAY Eurodollar Futures	Dec-20	4	(1,000,000)	(1,263)
90-DAY Eurodollar Futures	Jun-21	3	(750,000)	(875)
90-DAY Sterling Futures	Mar-19	2	(324,111)	49
90-DAY Sterling Futures	Sep-19	1	(162,056)	(16)
90-DAY Sterling Futures	Dec-19	4	(648,223)	243
90-DAY Sterling Futures	Mar-20	4	(648,223)	194
90-DAY Sterling Futures	Sep-20	1	(162,056)	—
AUD/USD Currency Futures	Sep-18	24	(1,725,365)	59,030
CAD Currency Futures	Sep-18	24	(1,839,080)	1,960
CHF Currency Futures	Sep-18	3	(386,897))	(16,356)
Coffee 'C' Futures	Dec-18	8	(305,400)	32,606
Coffee 'C' Futures	Mar-19	2	(78,825)	10,706
Coffee 'C' Futures	May-19	2	(80,588)	5,719
Copper Futures	Dec-18	5	(333,875)	2,813
Corn Futures	Dec-18	49	(894,250)	2,788
DAX Index Futures	Sep-18	1	(358,368)	(14,480)
EUR Foreign Exchange Currency Futures	Sep-18	22	(3,192,070)	7,138
Euro/JPY Futures	Sep-18	1	(145,094)	(2,554)
Euro-BTP Futures	Dec-18	2	(232,151)	1,346
FTSE/MIB Index Futures	Sep-18	2	(234,994)	2,031

The accompanying notes are an integral part of the consolidated financial statements.

11

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2018

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
GBP Currency Futures	Sep-18	29	$(2,349,807)	$400
Gold 100 Oz Futures	Dec-18	24	(2,896,080)	41,540
Hang Seng Index Futures	Sep-18	3	(530,626)	11,180
JPY Currency Futures	Sep-18	19	(2,137,521)	5,631
Lean Hogs Futures	Oct-18	5	(100,852)	16,740
Lean Hogs Futures	Dec-18	2	(42,720)	(1,160)
Lean Hogs Futures	Feb-19	1	(25,152)	420
Live Cattle Futures	Oct-18	6	(261,064)	(40)
LME Aluminum Forward	Sep-18	17	(896,538)	25,746
LME Aluminum Forward	Dec-18	2	(106,550)	(7,019)
LME Copper Forward	Sep-18	10	(1,493,500)	152,068
LME Copper Forward	Dec-18	4	(597,775)	10,747
LME Nickel Forward	Sep-18	10	(763,200)	60,091
LME Nickel Forward	Dec-18	5	(384,660)	33,990
Natural Gas Futures	Nov-18	1	(29,400)	110
NZD Currency Futures	Sep-18	11	(727,759)	37,810
Silver Futures	Dec-18	13	(946,200)	12,110
Soybean Futures	Nov-18	27	(1,138,725)	38,800
Soybean Meal Futures	Dec-18	3	(92,160)	6,590
Sugar No. 11 (World)	Oct-18	17	(201,824)	(1,859)
Sugar No. 11 (World)	Mar-19	11	(140,694)	4,805
Sugar No. 11 (World)	May-19	3	(38,640)	(549)
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	Dec-18	10	(1,002,770)	2,172
U.S. Treasury 2-Year Notes (Chicago Board of Trade)	Dec-18	34	(6,641,505)	(3,609)
U.S. Treasury 5-Year Notes (Chicago Board of Trade)	Dec-18	15	(1,491,921)	1,476
				$526,793
Total Futures Contracts				$909,515

The accompanying notes are an integral part of the consolidated financial statements.

12

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2018

Forward foreign currency contracts outstanding as of August 31, 2018 were as follows:

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	1,163,701	USD	836,003	Sep 04 2018	SOCIETE GENERALE	$579
BRL	814,217	USD	200,000	Sep 19 2018	SOCIETE GENERALE	(508)
CAD	1,067,301	USD	817,730	Sep 04 2018	SOCIETE GENERALE	179
CHF	1,038,982	USD	1,071,880	Sep 04 2018	SOCIETE GENERALE	415
CHF	472,769	USD	487,924	Sep 06 2018	SOCIETE GENERALE	83
CLP	98,691,895	USD	150,000	Sep 20 2018	SOCIETE GENERALE	(5,079)
CNH	983,421	USD	150,000	Sep 19 2018	SOCIETE GENERALE	(6,333)
COP	147,192,806	USD	50,000	Sep 19 2018	SOCIETE GENERALE	(1,734)
CZK	3,858,095	EUR	150,000	Sep 19 2018	SOCIETE GENERALE	(552)
EUR	942,594	USD	1,102,955	Sep 04 2018	SOCIETE GENERALE	(8,535)
EUR	942,594	USD	1,093,852	Sep 06 2018	SOCIETE GENERALE	718
EUR	150,000	CZK	3,875,683	Sep 19 2018	SOCIETE GENERALE	(241)
EUR	500,000	HUF	160,167,832	Sep 19 2018	SOCIETE GENERALE	11,336
EUR	1,000,000	NOK	9,672,863	Sep 19 2018	SOCIETE GENERALE	8,056
EUR	150,000	PLN	655,802	Sep 19 2018	SOCIETE GENERALE	(2,626)
EUR	1,200,000	SEK	12,466,622	Sep 19 2018	SOCIETE GENERALE	29,659
GBP	2,123,743	USD	2,753,008	Sep 04 2018	SOCIETE GENERALE	706
HUF	129,155,632	EUR	400,000	Sep 19 2018	SOCIETE GENERALE	(5,435)
ILS	362,438	USD	100,000	Sep 20 2018	SOCIETE GENERALE	682
INR	6,997,282	USD	100,939	Sep 19 2018	SOCIETE GENERALE	(2,507)
JPY	142,975,160	USD	1,288,734	Sep 04 2018	SOCIETE GENERALE	(1,624)
KRW	334,899,719	USD	311,369	Sep 19 2018	SOCIETE GENERALE	(10,392)
KRW	55,494,435	USD	50,000	Dec 19 2018	SOCIETE GENERALE	35
NOK	9,501,617	EUR	1,000,000	Sep 19 2018	SOCIETE GENERALE	(28,491)
PHP	2,703,000	USD	51,083	Sep 19 2018	SOCIETE GENERALE	(568)
PLN	860,237	EUR	200,000	Sep 19 2018	SOCIETE GENERALE	(322)
RUB	9,761,279	USD	151,131	Sep 19 2018	SOCIETE GENERALE	(6,798)
SGD	333,889	USD	250,000	Sep 19 2018	SOCIETE GENERALE	(6,680)
THB	3,181,190	USD	100,000	Sep 19 2018	SOCIETE GENERALE	(2,758)
TRY	1,609,625	USD	300,000	Sep 19 2018	SOCIETE GENERALE	(57,651)
TWD	13,718,940	USD	450,000	Sep 19 2018	SOCIETE GENERALE	(2,810)
USD	849,269	AUD	1,163,701	Sep 04 2018	SOCIETE GENERALE	12,687
USD	835,980	AUD	1,163,701	Sep 06 2018	SOCIETE GENERALE	(600)
USD	215,033	BRL	814,217	Sep 19 2018	SOCIETE GENERALE	15,541
USD	150,000	BRL	629,931	Dec 19 2018	SOCIETE GENERALE	(2,958)
USD	822,380	CAD	1,067,301	Sep 04 2018	SOCIETE GENERALE	4,471
USD	817,736	CAD	1,067,301	Sep 05 2018	SOCIETE GENERALE	(186)
USD	1,070,913	CHF	1,038,982	Sep 04 2018	SOCIETE GENERALE	(1,382)
USD	152,509	CLP	98,691,895	Sep 20 2018	SOCIETE GENERALE	7,588
USD	100,000	CLP	67,758,150	Dec 19 2018	SOCIETE GENERALE	443
USD	250,000	CNH	1,677,243	Sep 19 2018	SOCIETE GENERALE	4,973
USD	50,229	COP	147,192,806	Sep 19 2018	SOCIETE GENERALE	1,962
USD	1,093,692	EUR	942,594	Sep 04 2018	SOCIETE GENERALE	(728)
USD	2,763,397	GBP	2,123,743	Sep 04 2018	SOCIETE GENERALE	9,683
USD	2,753,199	GBP	2,123,743	Sep 06 2018	SOCIETE GENERALE	(714)
USD	500,000	ILS	1,804,832	Sep 20 2018	SOCIETE GENERALE	(1,367)
USD	100,000	INR	6,997,282	Sep 19 2018	SOCIETE GENERALE	1,569
USD	50,000	INR	3,577,880	Dec 19 2018	SOCIETE GENERALE	206
USD	1,280,646	JPY	142,975,160	Sep 04 2018	SOCIETE GENERALE	(6,462)

The accompanying notes are an integral part of the consolidated financial statements.

13

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Concluded)

August 31, 2018

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
USD	1,159,965	JPY	128,659,810	Sep 06 2018	SOCIETE GENERALE	1,584
USD	300,000	KRW	334,899,719	Sep 19 2018	SOCIETE GENERALE	(978)
USD	50,000	PHP	2,703,000	Sep 19 2018	SOCIETE GENERALE	(515)
USD	150,000	RUB	9,761,279	Sep 19 2018	SOCIETE GENERALE	5,667
USD	100,000	RUB	6,883,760	Dec 19 2018	SOCIETE GENERALE	(828)
USD	350,000	SGD	476,738	Sep 19 2018	SOCIETE GENERALE	2,580
USD	200,000	THB	6,607,749	Sep 19 2018	SOCIETE GENERALE	(1,985)
USD	300,000	TRY	1,460,365	Sep 19 2018	SOCIETE GENERALE	80,124
USD	454,504	TWD	13,718,940	Sep 19 2018	SOCIETE GENERALE	7,313
USD	400,000	TWD	12,181,110	Dec 19 2018	SOCIETE GENERALE	298
Total Forward Foreign Currency Contracts						$38,790

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CBOT	Chicago Board of Trade
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DAX	Deutscher Aktienindex
DJIA	Dow Jones Industrial Average
EUR	Euro
FTSE	Financial Times Stock Exchange
GBP	British Pound
HUF	Hungarian Forint
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
LME	London Mercantile Exchange
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RBOB	Reformulated Blendstock for Oxygenate Blending
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
SGX	Singapore Exchange
THB	Thai Baht
TRY	Turkish Lira
TSX	Toronto Stock Exchange
TWD	Taiwan Dollar
USD	United States Dollar
WTI	West Texas Intermediate

The accompanying notes are an integral part of the consolidated financial statements.

14

Abbey Capital Multi Asset Fund

Consolidated Statement of Assets And Liabilities

August 31, 2018

ASSETS
Investments, at value (cost $14,546,424)	$14,547,377
Cash	1,588,119
Foreign currency deposits with broker for futures contracts (cost $135,082)	134,767
Deposits with broker for forward foreign currency contracts	304,733
Deposits with broker for futures contracts	4,205,384
Receivables for:
Variation margin receivable	370
Unrealized appreciation on forward foreign currency contracts	209,137
Unrealized appreciation on futures contracts	1,419,066
Total assets	22,408,953

LIABILITIES
Payables for:
Advisory fees	46,555
Administration and accounting services fees	9,000
Unrealized depreciation on forward foreign currency contracts	170,347
Unrealized depreciation on futures contracts	509,551
Other accrued expenses and liabilities	65,476
Total liabilities	800,929
Net assets	$21,608,024

NET ASSETS CONSIST OF:
Par value	$2,030
Paid-in capital	20,142,377
Accumulated net investment income/(loss)	(39,231)
Accumulated net realized gain/(loss) from investments, futures contracts, foreign currency transactions and forward foreign currency contracts	553,905
Net unrealized appreciation/(depreciation) on investments, futures contracts, foreign currency translations and forward foreign currency contracts	948,943
Net assets	$21,608,024

CLASS I SHARES:
Net assets	$21,608,024
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	2,029,596
Net asset value, offering and redemption price per share	$10.65

The accompanying notes are an integral part of the consolidated financial statements.

15

Abbey Capital Multi Asset Fund

Consolidated Statement of Operations

For the Year Ended August 31, 2018*

INVESTMENT INCOME
Interest	$125,743
Total investment income	125,743
EXPENSES
Advisory fees (Note 2)	143,797
Audit and tax service fees	47,630
Administration and accounting services fees (Note 2)	15,653
Registration and filing fees	8,269
Printing and shareholder reporting fees	6,497
Transfer agent fees (Note 2)	5,271
Legal fees	425
Custodian fees (Note 2)	420
Other expenses	2,191
Total expenses before waivers and/or reimbursements	230,153
Less: waivers and/or reimbursements (Note 2)	(84,306)
Net expenses after waivers and/or reimbursements	145,847
Net investment income/(loss)	(20,104)
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	3
Futures contracts	428,329
Foreign currency transactions	(1,241)
Forward foreign currency contracts	(46,175)
Net change in unrealized appreciation/(depreciation) on:
Investments	953
Futures contracts	909,515
Foreign currency translations	(315)
Forward foreign currency contracts	38,790
Net realized and unrealized gain/(loss) from investments	1,329,859
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,309,755

*	Inception date of the Fund was April 11, 2018.

The accompanying notes are an integral part of the consolidated financial statements.

16

Abbey Capital Multi Asset Fund

Consolidated Statement of Changes in Net Assets

For the Year Ended August 31, 2018*
INCREASE/(DECREASE) IN NET ASSET FROM OPERATIONS:
Net investment income/(loss)	$(20,104)
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions and forward foreign currency contracts	380,916
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, foreign currency translations and forward foreign currency contracts	948,943
Net increase/(decrease) in net assets resulting from operations	1,309,755
CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	20,298,269
Total from Class I Shares	20,298,269
Net increase/(decrease) in net assets from capital share transactions	20,298,269
Total increase/(decrease) in net assets	21,608,024
NET ASSETS:
Beginning of period	—
End of period	$21,608,024
Accumulated net investment income/(loss), end of period	$(39,231)
SHARE TRANSACTIONS:
Class I Shares
Shares sold	2,029,596
Total Class I Shares	2,029,596
Net increase/(decrease) in shares outstanding	2,029,596

*	Inception date of the Fund was April 11, 2018.

The accompanying notes are an integral part of the consolidated financial statements.

17

Abbey Capital Multi Asset Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	For the Period Ended August 31, 2018(1)
Per Share Operating Performance
Net asset value, beginning of period	$10.00
Net investment income/(loss)(2)	(0.01)
Net realized and unrealized gain/(loss) from investments	0.66
Net increase/(decrease) in net assets resulting from operations	0.65
Net asset value, end of period	$10.65
Total investment return(3)	6.50	%(4)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$21,608
Ratio of expenses to average net assets with waivers and/or reimbursements(6)	1.79	%(5)
Ratio of expenses to average net assets without waivers and/or reimbursements(6)	2.84	%(5)
Ratio of net investment income/(loss) to average net assets	(0.25	)%(5)
Portfolio turnover rate	0	%(4)

(1)	Inception date of Class I Shares of the Fund was April 11, 2018.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.
(6)

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares.

The accompanying notes are an integral part of the consolidated financial statements.

18

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements

August 31, 2018

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty active investment portfolios, including the Abbey Capital Multi Asset Fund (the “Fund”), which commenced investment operations on April 11, 2018. The Fund is authorized to offer three classes of shares, Class A Shares, Class I Shares and Class C Shares. Class A Shares will be sold subject to a front-end maximum sales charge of 5.75%. Front-end sales charges may be reduced or waived under certain circumstances. Class A Shares and Class C Shares have not yet commenced operations as of the end of the reporting period.

RBB has authorized capital of one hundred billion shares of common stock of which 87.023 billion shares are currently classified into one hundred and eighty-one classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy, a “Long U.S. Equity” strategy and a “Fixed Income” strategy.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 – “Financial Services – Investment Companies.”

The end of the reporting period for the Fund is August 31, 2018, and the period covered by these Notes to Consolidated Financial Statements is the fiscal period ended August 31, 2018 (the “current fiscal period”).

Consolidation of Subsidiary — The Managed Futures strategy will be achieved by the Fund investing up to 25% of its total assets in Abbey Capital Multi Asset Offshore Fund Limited (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands. The consolidated financial statements of the Fund include the financial statements of the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest (greater than 50%). All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Subsidiary were $3,740,831, which represented 17.31% of the Fund’s net assets.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 –	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

19

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

● Level 3	– Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Short-Term Investments	$14,547,377	$14,547,377	$—	$—
Commodity Contracts
Futures Contracts	532,183	532,183	—	—
Equity Contracts
Futures Contracts	689,216	689,216	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	209,137	—	209,137	—
Futures Contracts	127,465	127,465	—	—
Interest Rate Contracts
Futures Contracts	70,202	70,202	—	—
Total Assets	$16,175,580	$15,966,443	$209,137	$—

	Total	Level 1	Level 2	Level 3
Commodity Contracts
Futures Contracts	$(415,689)	$(415,689)	$—	$—
Equity Contracts
Futures Contracts	(46,800)	(46,800)	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(170,347)	—	(170,347)	—
Futures Contracts	(21,090)	(21,090)	—	—
Interest Rate Contracts
Futures Contracts	(25,972)	(25,972)	—	—
Total Liabilities	$(679,898)	$(509,551)	$(170,347)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

20

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no transfers between Levels 1, 2 and 3.

Disclosures about Derivative instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, interest rates and commodities (through investment in the Subsidiary), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

The following tables list the fair values of the Fund’s derivative holdings as of the end of the reporting period, grouped by contract type and risk exposure category.

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Asset Derivatives
Forward Contracts (a)	Unrealized appreciation on forward foreign currency contracts	$—	$—	$209,137	$—	$209,137
Futures Contracts (a)	Unrealized appreciation on futures contracts	689,216	70,202	127,465	532,183	1,419,066
Total Value-Assets		$689,216	$70,202	$336,602	$532,183	$1,628,203

(a)	This amount represents the cumulative appreciation/(depreciation) of forwards and futures contracts as reported on the Consolidated Portfolio of Investments.

21

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Liability Derivatives
Forward Contracts (a)	Unrealized depreciation on forward foreign currency contracts	$—	$—	$(170,347)	$—	$(170,347)
Futures Contracts (a)	Unrealized depreciation on futures contracts	(46,800)	(25,972)	(21,090)	(415,689)	(509,551)
Total Value- Liabilities		$(46,800)	$(25,972)	$(191,437)	$(415,689)	$(679,898)

(a)	This amount represents the cumulative appreciation/(depreciation) of forwards and futures contracts as reported on the Consolidated Portfolio of Investments.

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Realized Gain/(Loss)
Futures Contracts	Net realized gain/(loss) from futures contracts	$591,108	$(285,801)	$(165,280)	$288,302	$428,329
Forward Contracts	Net realized gain/(loss) from forward foreign currency contracts	—	—	(46,175)	—	(46,175)
Total Realized Gain/(Loss)		$591,108	$(285,801)	$(211,455)	$288,302	$382,154

22

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	$642,416	$44,230	$106,375	$116,494	$909,515
Forward Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	—	—	38,790	—	38,790
Total Change in Unrealized Appreciation/(Depreciation)		$642,416	$44,230	$145,165	$116,494	$948,305

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

Long Futures Notional Amount	Short Futures Notional Amount	Forward Foreign Currency Contracts — Payable (Value at Trade Date)	Forward Foreign Currency Contracts — Receivable (Value at Trade Date)
$91,111,845	$(50,717,904)	$(39,996,649)	$39,985,171

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

23

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$209,137	$(170,347)	$—	$38,790	$170,347	$(170,347)	$—	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

24

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

For tax purposes, the Subsidiary is an exempted Cayman Islands investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk —Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Counterparty Risk — The derivative contracts entered into by the Fund or its Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

25

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Futures Contracts — The Fund may use futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

Forward Foreign Currency Contracts — In the normal course of pursuing its investment objectives, the Fund is subject to foreign investment and currency risk. The Fund uses forward foreign currency contracts (“forward contracts”) for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve the Fund’s investment goal. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Investment Adviser and Other Services

Abbey Capital Limited (“Abbey Capital” or the “Adviser”) serves as the investment adviser to the Fund and its Subsidiary. The Adviser allocates the assets of the Subsidiary to one or more Trading Advisers unaffiliated with the Adviser to manage. The Adviser also has the ultimate responsibility to oversee the Trading Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table. The Adviser compensates the Trading Advisers out of the Advisory Fee.

26

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items discussed below) to the rates (“Expense Caps”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2019 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2019.

Advisory Fee	Expense Caps
	Class A	Class I	Class C
1.77%	2.04%	1.79%	2.79%

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

Gross Advisory Fees	Waivers	Net Advisory Fees
$143,797	$(84,306)	$59,491

If at any time the Fund’s total annual fund operating expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than the relevant share class’s Expense Cap, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

Expiration
August 31, 2021	Total
$84,306	$84,306

Aspect Capital Limited, Eclipse Capital Management, Inc., Revolution Capital Management, LLC, Tudor Investment Corporation and Welton Investment Partners, LLC each served as a Trading Adviser to the Fund during the period.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Consolidated Statement of Operations.

27

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

The Board has adopted a Plan of Distribution for the Class A Shares and Class C Shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and up to 1.00% of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan.

3. Director’s And Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director’s and Officer’s compensation amounts, please refer to the Consolidated Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments and derivative transactions) of the Fund were as follows:

	Purchases	Sales
Investments in Non U.S. Government Securities	$—	$—
Investments in U.S. Government Securities	$—	$—

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2018, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$17,624,658	$—	$(80,455)	$(80,455)

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes

28

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Concluded)

August 31, 2018

may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2018, primarily attributable to disallowed book income from the Subsidiary were reclassified to the following accounts:

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
$(19,127)	$172,989	$(153,862)

As of August 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Qualified Late-Year Losses	Other Temporary Differences
$822,185	$486,928	$574,454	$—	$—	$(419,950)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Subsidiary for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2018, were as follows:

Ordinary Income	Long-Term Gains	Total
$—	$—	$—

6. New Accounting Pronouncements

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s consolidated financial statements and disclosures.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

29

Abbey Capital Multi Asset Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and
Shareholders of Abbey Capital Multi Asset Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Abbey Capital Multi Asset Fund (the “Fund”) (one of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2018, and the related consolidated statement of operations, the consolidated statement of changes in net assets and the consolidated financial highlights for the period April 11, 2018 (commencement of operations) to August 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2018, and the consolidated results of its operations, the consolidated changes in its net assets and its consolidated financial highlights for the period April 11, 2018 (commencement of operations) to August 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Abbey Capital investment companies since 2014.

Philadelphia, Pennsylvania
October 30, 2018

30

Abbey Capital Multi Asset Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2018. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2018. During the fiscal year ended August 31, 2018, the Fund paid no ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2019.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

31

Abbey Capital Multi Asset Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6484 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Advisory Agreements and Trading Advisory Agreements

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered (1) the approval of the investment advisory agreement between Abbey Capital Limited (“Abbey Capital”) and the Company on behalf of the Fund (the “Investment Advisory Agreement”), (2) the approval of the investment advisory agreement between Abbey Capital and Abbey Capital Multi Asset Offshore Fund Limited (“ACMAF”) (together with the Investment Advisory Agreement, the “Advisory Agreements”), and (3) the approval of the trading advisory agreements among Abbey Capital, ACMAF and Aspect Capital Limited, Eclipse Capital Management, Inc., Revolution Capital Management, LLC, Tudor Investment Corporation and Welton Investment Partners LLC (each, a “Trading Adviser”)(the “Trading Advisory Agreements”) at a meeting of the Board held on February 7, 2018 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreements and the Trading Advisory Agreements for an additional one year term ending August 16, 2019. The Board’s decision to approve the Advisory Agreements and the Trading Advisory Agreements reflects the exercise of its business judgment to continue the arrangements. In approving the Advisory Agreements and the Trading Advisory Agreements, the Board considered information provided by Abbey Capital and each of the Trading Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the approval of the Investment Advisory Agreement between the Company and Abbey Capital, the approval of the Investment Advisory Agreement between Abbey Capital and ACMAF, and the approval of the Trading Advisory Agreements with respect to the Fund, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services to be provided to the Fund by Abbey Capital and each Trading Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Abbey Capital’s and the Trading Advisers’ investment philosophies and processes; (iv) Abbey Capital’s and the Trading Advisers’ assets under management and client descriptions; (v) Abbey Capital’s and the Trading Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Abbey Capital’s and the Trading Advisers’ advisory fee arrangements and other similarly managed clients, as applicable; (vii) Abbey Capital’s and the Trading Advisers’ compliance procedures; (viii) Abbey Capital’s and the Trading Advisers’ financial information, insurance coverage and profitability analysis relating to providing services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; and (x) a report prepared by Broadridge/Lipper comparing the Fund’s proposed management fees and total expense ratio to those of its Lipper Group. The Directors noted that the Fund had not yet commenced operations, and consequently there was no performance information to review with respect to the Fund.

32

Abbey Capital Multi Asset Fund

Other Information (Concluded)

(Unaudited)

As part of their review, the Directors considered the nature, extent and quality of the services to be provided by Abbey Capital and each Trading Adviser. The Directors concluded that Abbey Capital and each Trading Adviser had substantial resources to provide services to the Fund.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreements and Trading Advisory Agreements. In this regard, information on the fees to be paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors also considered that the total expenses of the Fund ranked in the fifth quintile of its Lipper Expense Universe, and the contractual advisor fee ranked in the fourth quintile in its Lipper Expense Group. The Directors also considered the fees payable to each Trading Adviser under the Trading Advisory Agreements. In this regard, the Directors noted that the fees for each Trading Adviser were payable by Abbey Capital.

After reviewing the information regarding Abbey Capital’s and the Trading Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Abbey Capital and Trading Advisers, the Directors concluded that the investment advisory fees to be paid by the Fund to Abbey Capital and the trading advisory fees to be paid to each Trading Adviser were fair and reasonable and that the Advisory Agreements and Trading Advisory Agreements should be approved for an initial period ending August 16, 2019.

33

Abbey Capital Multi Asset Fund

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6484.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Independent Directors
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	30	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	30	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003-2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	30	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Director	2006 to present	Since 1997, Consultant, financial services organizations.	30	Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 70	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	30	Independent Trustee of EIP Investment Trust (registered investment company).

34

Abbey Capital Multi Asset Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	30	WisdomTree Investments, Inc. (asset management company); Fidelity National Information Services, Inc. (financial services technology company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	30	Reich and Tang Group (asset management).
Interested Director[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	30	None
Officers
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 55	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 65	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A

35

Abbey Capital Multi Asset Fund

Company Management (Concluded)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 47	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 39	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 30 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment services industry.

36

Abbey Capital Multi Asset Fund

Privacy Notice

(Unaudited)

Abbey Capital Multi Asset Fund

FACTS	WHAT DOES THE ABBEY CAPITAL MULTI ASSET FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Abbey Capital Multi Asset Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Abbey Capital Multi Asset Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6484 or go to www.abbeycapital.com

37

Abbey Capital Multi Asset Fund

Privacy Notice

(Unaudited)

What we do
How does the Abbey Capital Multi Asset Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Abbey Capital Multi Asset Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-844-261-6484.
You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

38

Abbey Capital Multi Asset Fund

Privacy Notice

(Unaudited)

The Abbey Capital Multi Asset Fund shall retain your personal data for as long as you are an investor in the Fund and thereafter as long as necessary to comply with applicable laws that require the Fund to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Fund may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Fund does take the security of your personal data seriously.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Abbey Capital Multi Asset Fund’s investment adviser, Abbey Capital Limited, and each sub-adviser.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Abbey Capital Multi Asset Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Abbey Capital Multi Asset Fund does not jointly market.
Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

39

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Investment Adviser
Abbey Capital Limited
1-2 Cavendish Row
Dublin 1, Ireland

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

AMA-AR18

ADARA SMALLER COMPANIES FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2018

This report is submitted for the general information of the shareholders of the Fund.
It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

ADARA SMALLER COMPANIES FUND

Annual Investment Adviser’s Report

August 31, 2018 (Unaudited)

Dear Shareholder,

In the fiscal year ended August 31, 2018, the Adara Smaller Companies Fund generated a net return of 34.54%. The Fund outperformed its benchmark Russell 2000 Index, which returned 25.45% over the same period.

The Fund continued to benefit from a robust U.S. equity market. Markets during the year were driven by strong corporate earnings growth and a growing economy. Small and microcap stocks in particular did well, outperforming their larger cap peers. Reasons included investors’ beliefs that small caps will see a bigger earnings boost from tax reform and that they are less vulnerable to trade conflicts and other geopolitical tensions given their more domestic focus. Even within the small-cap universe, microcap stocks as measured by the Russell Microcap Index outperformed the broader Russell 2000 Index by 2.30% during the Fund’s fiscal year. The Fund’s large exposure to microcap stocks was beneficial to its 2018 fiscal-year performance.

The Fund continues to have six underlying sub-advisers: microcap managers Driehaus, Granite and Pacific Ridge and small-cap managers Pier, River Road and Aperio. The top performers and their respective returns for the 2018 fiscal year were Driehaus +54.58%, Pier +44.62%, and Granite +41.47%. Those that underperformed relative to the benchmark were Pacific Ridge, with returns of +24.95 and River Road, with returns of +17.09%. Aperio, our tax-loss harvesting manager, generated a 28.41% return during the period.

Altair continues to believe that the small and microcap space of the market remains highly inefficient, with little analyst coverage or institutional ownership. We believe these inefficiencies provide opportunities for active managers to continue to generate meaningful outperformance in the future.

Sincerely,
Altair Advisers LLC

Opinions expressed are those of the Investment Adviser and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Russell 2000 Index is a small cap stock market index measuring the performance of the smallest 2000 stocks by market cap size within the Russell Microcap Index is a US microcap stock market index measuring the performance of the smallest 1000 stocks by market cap size within the Russell 2000 Index plus the next smallest 1000 stocks.

Please see the Schedule of Investments section in this report for a full list of Fund’s holdings.

Must be preceded or accompanied by a prospectus.

1

ADARA SMALLER COMPANIES FUND

Annual Investment Adviser’s Report (Concluded)

August 31, 2018 (Unaudited)

Mutual fund investing involves risk. Principal loss is possible. Investing in micro-cap and small cap companies involve additional risks such as limited liquidity and greater volatility than large companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund may invest in Illiquid securities which involve the risk that the securities will not be able to be sold at the time or prices desired by the fund, particularly during times of market turmoil. The Fund may participate in initial public offerings (“IPOs”) or Secondary offerings which may result in a magnified impact on the performance of the Fund. IPO’s and Secondary offerings are frequently volatile in price and may increase the turnover of the Fund, which may lead to increased expenses.

Quasar Distributors, LLC, distributor

2

ADARA SMALLER COMPANIES FUND

Annual Report

Performance Data

August 31, 2018 (Unaudited)

Comparison of Change in Value of $10,000 Invested in
ADARA Smaller Companies Fund vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund made on October 21, 2014 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, and does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2018
	One Year	Since Inception
Adara Smaller Companies Fund	34.54%	15.44%*
Russell 2000® Index	25.45%	13.84%**

*	The Fund commenced operations on October 21, 2014.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (844) 261-6482.

The Fund’s total annual Fund operating expenses, as stated in the current prospectus dated December 31, 2017, are 0.95% of average daily net assets. This ratio may differ from the actual expenses incurred by the Fund for the period covered by this report.

The Fund invests in common stocks, preferred stocks, warrants to acquire common stocks and securities convertible into common stocks. Portfolio composition is subject to change.

The Fund evaluates performance as compared to that of the Russell 2000® Index. The Russell 2000® Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000® Index and is considered representative of small-cap stocks. It is impossible to invest directly in an index.

Investment Considerations

Investing in the Fund involves risk and an investor may lose money. The success of the Fund’s strategy depends on the Adviser’s ability to select Sub-Advisers and each manager’s ability to select investments for the Fund. The Fund may invest in riskier type investments including small and micro-cap stocks, IPOs, special situations and illiquid securities all of which may be more volatile and less liquid.

3

ADARA SMALLER COMPANIES FUND

Fund Expense Example

August 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2018 through August 31, 2018 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual	$1,000.00	$1,224.30	$5.05	0.90%	22.43%
Hypothetical (5% return before expenses)	1,000.00	1,020.67	4.58	0.90	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund of 22.43%.

4

ADARA SMALLER COMPANIES FUND

Portfolio Holdings Summary Table

August 31, 2018 (UNAUDITED)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Software	10.0%	$34,908,526
Healthcare-Products	8.4	29,404,228
Retail	7.1	24,909,984
Banks	6.6	23,170,274
Commercial Services	5.2	18,161,929
Internet	4.6	15,899,393
Biotechnology	3.6	12,589,778
Computers	3.5	12,218,262
Pharmaceuticals	3.4	11,965,822
Electronics	2.4	8,466,031
Semiconductors	2.4	8,448,546
Insurance	2.3	8,189,338
Transportation	2.2	7,731,064
Machinery-Diversified	2.2	7,589,383
Healthcare-Services	2.1	7,401,968
Telecommunications	2.1	7,366,848
Engineering & Construction	1.8	6,206,081
Miscellaneous Manufacturing	1.7	5,872,061
Oil & Gas	1.6	5,615,364
Diversified Financial Services	1.5	5,304,298
Food	1.4	4,951,453
REITS	1.4	4,742,070
Chemicals	1.1	3,976,462
Building Materials	1.1	3,794,037
Auto Parts & Equipment	1.0	3,627,140
Distribution/Wholesale	1.0	3,586,200
Oil & Gas Services	1.0	3,557,585
Aerospace/Defense	1.0	3,456,582
Leisure Time	1.0	3,412,039
Home Furnishings	0.8	2,685,802
Investment Companies	0.8	2,648,029
Lodging	0.7	2,343,847
Home Builders	0.7	2,331,713
Savings & Loans	0.6	2,186,191
Apparel	0.6	1,995,026
Beverages	0.5%	$1,909,845
Electrical Components & Equipment	0.5	1,856,862
Entertainment	0.5	1,843,661
Textiles	0.5	1,818,294
Mining	0.5	1,766,399
Metal Fabricate/Hardware	0.4	1,403,287
Household Products/Wares	0.4	1,373,647
Advertising	0.3	1,129,303
Airlines	0.3	1,121,134
Media	0.3	1,095,667
Toys/Games/Hobbies	0.3	1,040,517
Agriculture	0.3	980,084
Housewares	0.3	970,632
Gas	0.3	933,704
Energy-Alternate Sources	0.2	757,805
Real Estate	0.1	503,736
Electric	0.1	473,052
Machinery-Construction & Mining	0.1	456,728
Environmental Control	0.1	223,220
Water	0.1	187,260
Trucking & Leasing	0.1	186,876
Forest Products & Paper	0.1	163,813
Packaging & Containers	0.1	161,926
Cosmetics/Personal Care	0.1	149,472
Coal	0.1	126,148
Hand/Machine Tools	0.0	78,973
Office Furnishings	0.0	71,898
Iron/Steel	0.0	62,799
Storage/Warehousing	0.0	51,308
SHORT-TERM INVESTMENTS	4.1	14,392,245
OTHER ASSETS IN EXCESS OF LIABILITIES	0.4	1,348,408
NET ASSETS	100.0%	$349,352,057

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

5

ADARA SMALLER COMPANIES FUND

Portfolio of Investments

August 31, 2018

	Number of Shares	Value
COMMON STOCKS — 95.5%

Advertising — 0.3%
Telaria, Inc.*	96,056	$394,790
Trade Desk, Inc., (The), Class A*	5,177	734,513
		1,129,303
Aerospace/Defense — 1.0%
Aerojet Rocketdyne Holdings, Inc.*	20,154	707,607
Aerovironment, Inc.*	1,433	126,047
Cubic Corp.	24,313	1,840,494
Curtiss-Wright Corp.	2,004	268,436
Kaman Corp.	2,787	181,740
Moog, Inc., Class A	1,762	139,039
National Presto Industries, Inc.	1,073	142,280
Triumph Group, Inc.	2,449	50,939
		3,456,582
Agriculture — 0.3%
Andersons, Inc., (The)	3,403	139,013
Limoneira Co.	19,980	616,383
Phibro Animal Health Corp., Class A	2,922	137,918
Universal Corp.	1,451	86,770
		980,084
Airlines — 0.3%
Hawaiian Holdings, Inc.	2,251	93,417
Mesa Air Group, Inc.*	35,995	496,371
SkyWest, Inc.	8,137	531,346
		1,121,134
Apparel — 0.6%
Crocs, Inc.*	41,942	866,522
Lakeland Industries, Inc.*	23,652	312,206
Oxford Industries, Inc.	1,483	138,052
Skechers U.S.A., Inc., Class A*	6,336	186,785
Steven Madden, Ltd.	3,222	187,359
Unifi, Inc.*	2,830	90,022
Wolverine World Wide, Inc.	5,464	214,080
		1,995,026
Auto Parts&Equipment — 1.0%
American Axle & Manufacturing Holdings, Inc.*	12,536	222,013
Cooper Tire & Rubber Co.	3,036	87,589
Gentherm, Inc.*	3,355	165,066
Motorcar Parts of America, Inc.*	33,326	884,472
Spartan Motors, Inc.	52,160	753,712
Superior Industries International, Inc.	3,595	78,012
Titan International, Inc.	3,958	29,606
Unique Fabricating, Inc.	82,960	663,680
Westport Fuel Systems, Inc.*	204,118	742,990
		3,627,140
Banks — 6.6%
American River Bankshares	45,180	$683,121
Atlantic Capital Bancshares, Inc.*	26,552	484,574
Bank of Commerce Holdings	57,490	741,621
Banner Corp.	1,722	110,776
Baycom Corp.*	7,498	196,448
Boston Private Financial Holdings, Inc.	14,098	203,716
Byline Bancorp, Inc.*	18,028	411,579
Central Pacific Financial Corp.	4,164	117,966
City Holding Co.	4,208	341,185
Community Bank System, Inc.	1,997	132,062
CVB Financial Corp.	8,715	209,596
Esquire Financial Holdings, Inc.*	51,542	1,340,092
Farmers National Bancorp	40,980	649,533
Fidelity Southern Corp.	2,341	56,886
First BanCorp*	46,257	404,749
First Bancshares, Inc., (The)	12,590	516,819
First Business Financial Services, Inc.	17,730	392,897
First Citizens BancShares, Inc., Class A	859	408,034
First Commonwealth Financial Corp.	11,374	190,514
First Financial Bancorp	7,350	230,790
First Financial Bankshares, Inc.	6,581	397,492
First Merchants Corp.	19,954	960,186
First Northwest Bancorp*	28,070	469,892
Glacier Bancorp, Inc.	3,879	177,193
Heritage Commerce Corp.	21,264	336,822
Home BancShares, Inc.	11,434	267,670
Hope Bancorp, Inc.	14,673	256,924
Horizon Bancorp	38,377	784,042
Independent Bank Corp.	1,226	111,689
LCNB Corp.	15,600	290,160
Live Oak Bancshares, Inc.	21,851	660,993
MB Financial, Inc.	6,569	318,334
Metropolitan Bank Holding Corp.*	11,610	478,796
Midland States Bancorp, Inc.	22,550	776,396
Northeast Bancorp	38,440	837,992
Northrim BanCorp, Inc.	13,010	579,595
OFG Bancorp	8,517	137,975
OP Bancorp*	41,190	498,399
Opus Bank	3,209	90,975
Orrstown Financial Services, Inc.	15,980	416,279
Pacific City Financial Corp.	24,090	482,041
Parke Bancorp, Inc.	17,072	393,510
Premier Financial Bancorp, Inc.	43,975	857,512
Southside Bancshares, Inc.	4,513	160,663
Sterling Bancorp, Inc.	21,362	261,684

The accompanying notes are an integral part of the financial statements.

6

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2018

	Number of Shares	Value
Banks — (Continued)
Summit Financial Group, Inc.	25,940	$653,688
Texas Capital Bancshares, Inc.*	1,396	124,104
Tompkins Financial Corp.	1,660	145,864
TriState Capital Holdings, Inc.*	14,512	431,732
Triumph Bancorp, Inc.*	14,288	606,526
TrustCo Bank Corp.	22,076	204,203
UMB Financial Corp.	3,746	281,849
United Bankshares, Inc.	5,943	234,154
United Community Banks, Inc.	29,244	887,263
Walker & Dunlop, Inc.	1,239	67,526
West Bancorporation, Inc.	22,130	534,440
Westamerica Bancorp	2,698	172,753
		23,170,274
Beverages — 0.5%
Celsius Holdings, Inc.*	87,352	399,199
Farmer Brothers Co.*	21,549	624,921
MGP Ingredients, Inc.	3,147	242,665
Primo Water Corp.*	32,153	643,060
		1,909,845
Biotechnology — 3.6%
Acer Therapeutics, Inc.*	13,967	448,061
Acorda Therapeutics, Inc.*	3,666	105,581
Adaptimmune Therapeutics PLC, ADR*	22,698	261,481
Adverum Biotechnologies, Inc.*	58,541	444,912
Allakos, Inc.*	8,794	341,559
ANI Pharmaceuticals, Inc.*	2,019	117,506
Aratana Therapeutics, Inc.*	35,099	186,025
Argenx SE, ADR*	4,032	378,323
Atara Biotherapeutics, Inc.*	7,712	315,806
Avid Bioservices, Inc.*	116,214	850,686
Avrobio, Inc.*	10,652	365,896
Calyxt, Inc.*	10,196	172,618
Cambrex Corp.*	1,154	77,780
Champions Oncology, Inc.*	122,421	1,079,753
ChromaDex Corp.*	78,373	355,030
Deciphera Pharmaceuticals, Inc.*	8,740	323,293
Emergent BioSolutions, Inc.*	13,919	862,978
Innoviva, Inc.*	9,226	133,962
Ligand Pharmaceuticals, Inc.*	1,187	308,252
Loxo Oncology, Inc.*	6,836	1,155,147
Medicines Co., (The)*	4,827	191,197
Myriad Genetics, Inc.*	2,083	103,713
NeoGenomics, Inc.*	75,842	1,050,412
Ovid Therapeutics, Inc.*	10,444	69,662
REGENXBIO, Inc.*	7,566	533,025
Savara, Inc.*	13,647	160,489
SESEN BIO, Inc.*	115,346	258,375
Strongbridge Biopharma, PLC*	46,097	253,534
Veracyte, Inc.*	42,566	538,034
Biotechnology — (Continued)
Vericel Corp.*	29,845	$364,109
Viking Therapeutics, Inc.*	59,876	782,579
		12,589,778
Building Materials — 1.1%
AAON, Inc.	2,382	96,233
American Woodmark Corp.*	1,043	88,603
Apogee Enterprises, Inc.	1,956	96,274
Armstrong Flooring, Inc.*	30,872	540,569
Armstrong World Industries, Inc.*	19,738	1,377,712
Boise Cascade Co.	3,023	132,105
Gibraltar Industries, Inc.*	8,857	402,108
Griffon Corp.	6,183	112,840
PGT Innovations, Inc.*	17,852	433,804
Quanex Building Products Corp.	3,135	51,414
Simpson Manufacturing Co., Inc.	2,069	158,837
Universal Forest Products, Inc.	8,103	303,538
		3,794,037
Chemicals — 1.1%
AdvanSix, Inc.*	3,845	130,115
Balchem Corp.	1,142	126,636
Chemours Co., (The)	9,276	404,434
Codexis, Inc.*	35,534	611,185
HB Fuller Co.	4,743	270,304
Ingevity Corp.*	2,186	220,808
Innophos Holdings, Inc.	3,318	145,030
Innospec, Inc.	1,121	86,990
Koppers Holdings, Inc.*	2,012	71,325
Kraton Corp.*	2,728	128,298
Landec Corp.*	72,398	973,753
Northern Technologies International Corp.	11,849	424,194
Rayonier Advanced Materials, Inc.	6,815	142,434
Stepan Co.	2,701	240,956
		3,976,462
Coal — 0.1%
CONSOL Energy, Inc.*	1,657	71,085
SunCoke Energy, Inc.*	4,934	55,063
		126,148
Commercial Services — 5.2%
ABM Industries, Inc.	2,589	82,123
Acacia Research Corp.*	127,690	497,991
AMN Healthcare Services, Inc.*	3,294	192,040
ARC Document Solutions, Inc.*	128,170	412,707
ASGN, Inc.*	3,035	281,011
AstroNova, Inc.	11,221	248,545
Barrett Business Services, Inc.	17,979	1,348,964
BG Staffing, Inc.	40,680	990,965
Bridgepoint Education, Inc.*	71,694	843,121
BrightView Holdings, Inc.*	36,252	643,835
Brink's Co., (The)	4,054	304,455

The accompanying notes are an integral part of the financial statements.

7

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2018

	Number of Shares	Value
Commercial Services — (Continued)
CAI International, Inc.*	33,390	$901,196
Cardtronics PLC, Class A*	2,631	92,322
Care.com, Inc.*	30,887	600,135
Career Education Corp.*	25,227	402,371
Civeo Corp.*	97,393	383,728
CRA International, Inc.	8,340	476,714
Everi Holdings, Inc.*	51,204	443,939
Green Dot Corp., Class A*	4,948	423,895
Hackett Group, Inc., (The)	22,815	467,023
Healthcare Services Group, Inc.	3,392	139,784
HealthEquity, Inc.*	10,180	959,058
Heidrick & Struggles International, Inc.	8,329	368,142
HMS Holdings Corp.*	9,256	296,655
I3 Verticals, Inc., Class A*	27,137	505,291
Insperity, Inc.	2,292	274,696
Kelly Services, Inc., Class A	19,482	491,141
Korn/Ferry International	4,210	282,617
MarketAxess Holdings, Inc.	2,439	462,971
Matthews International Corp., Class A	1,608	83,455
Medifast, Inc.	6,418	1,468,118
Monro Muffler Brake, Inc.	1,316	93,370
Navigant Consulting, Inc.	3,071	73,366
Resources Connection, Inc.	46,446	768,681
SP Plus Corp.*	10,791	419,770
Strategic Education, Inc.	2,810	389,944
Team, Inc.*	24,586	572,854
Viad Corp.	7,710	474,936
		18,161,929
Computers — 3.5%
3D Systems Corp.*	5,865	119,353
CACI International, Inc., Class A*	1,145	223,275
Computer Services, Inc.	19,369	1,016,872
Conduent, Inc.*	43,966	1,019,132
Endava PLC, SP ADR*	20,593	539,948
Engility Holdings, Inc.*	3,736	129,677
ExlService Holdings, Inc.*	1,497	95,928
Insight Enterprises, Inc.*	2,176	119,985
Kornit Digital, Ltd.*	25,404	532,214
Lumentum Holdings, Inc.*	2,348	159,429
MAXIMUS, Inc.	1,853	123,225
Mercury Systems, Inc.*	8,036	438,042
Mitek Systems, Inc.*	80,435	583,154
MTS Systems Corp.	1,771	95,811
NCR Corp.*	27,902	792,696
PAR Technology Corp.*	48,139	1,236,210
PlayAGS, Inc.*	21,114	676,493
Pure Storage, Inc., Class A*	25,431	682,568
Quantum Corp.*	152,383	307,814
Sykes Enterprises, Inc.*	26,712	807,771
Computers — (Continued)
TTEC Holdings, Inc.	3,501	$91,726
USA Technologies, Inc.*	32,607	529,864
Virtusa Corp.*	18,216	1,061,264
WNS Holdings, Ltd., ADR*	16,126	835,811
		12,218,262
Cosmetics/Personal Care — 0.1%
Inter Parfums, Inc.	2,289	149,472
Distribution/Wholesale — 1.0%
Anixter International, Inc.*	1,549	111,683
EnviroStar, Inc.	12,357	583,868
Essendant, Inc.	14,289	206,190
Fossil Group, Inc.*	7,293	165,332
G-III Apparel Group, Ltd.*	27,771	1,263,025
Pool Corp.	2,106	345,932
ScanSource, Inc.*	3,047	123,861
SiteOne Landscape Supply, Inc.*	8,701	786,309
		3,586,200
Diversified Financial Services — 1.5%
Blucora, Inc.*	3,569	129,198
Encore Capital Group, Inc.*	4,540	175,925
Enova International, Inc.*	21,642	718,514
Evercore Partners, Inc., Class A	8,471	899,197
Greenhill & Co., Inc.	3,731	102,602
HomeStreet, Inc.*	1,511	44,499
Interactive Brokers Group, Inc., Class A	3,063	190,396
Investment Technology Group, Inc.	2,378	52,031
LendingTree, Inc.*	3,358	850,749
Moelis & Co., Class A	10,819	628,043
PRA Group, Inc.*	3,304	120,761
Silvercrest Asset Management Group, Inc., Class A	65,382	1,036,305
WageWorks, Inc.*	1,878	100,473
World Acceptance Corp.*	2,155	255,605
		5,304,298
Electric — 0.1%
ALLETE, Inc.	4,232	317,739
Avista Corp.	1,395	71,577
El Paso Electric Co.	1,366	83,736
		473,052
Electrical Components & Equipment — 0.5%
Encore Wire Corp.	1,278	64,219
EnerSys	3,171	263,161
Insteel Industries, Inc.	2,584	99,096
Littelfuse, Inc.	3,936	879,932
Powell Industries, Inc.	10,135	396,785
SPX Corp.*	4,521	153,669
		1,856,862
Electronics — 2.4%
Brady Corp., Class A	2,928	118,438

The accompanying notes are an integral part of the financial statements.

8

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2018

	Number of Shares	Value
Electronics — (Continued)
Coherent, Inc.*	1,014	$193,268
Control4 Corp.*	17,144	555,637
FARO Technologies, Inc.*	2,255	153,791
II-VI, Inc.*	17,448	868,038
IntriCon Corp.*	8,393	620,243
Itron, Inc.*	4,655	309,092
Ituran Location and Control, Ltd.	23,093	787,471
Methode Electronics, Inc.	2,476	98,173
Napco Security Technologies, Inc.*	51,080	771,308
NVE Corp.	3,564	405,156
OSI Systems, Inc.*	8,106	631,376
Plexus Corp.*	2,641	167,149
Sanmina Corp.*	6,648	204,758
ShotSpotter, Inc.*	6,245	356,215
SYNNEX Corp.	1,652	160,194
Tech Data Corp.*	10,512	764,748
TTM Technologies, Inc.*	8,548	159,848
ZAGG, Inc.*	70,440	1,141,128
		8,466,031
Energy-Alternate Sources — 0.2%
Green Plains, Inc.	3,277	58,167
Hydrogenics Corp.*	39,346	226,239
REX American Resources Corp.*	893	71,958
SolarEdge Technologies, Inc.*	2,057	98,633
TPI Composites, Inc.*	10,803	302,808
		757,805
Engineering & Construction — 1.8%
Aegion Corp.*	5,582	139,327
Argan, Inc.	12,270	488,346
Comfort Systems USA, Inc.	4,006	229,944
Dycom Industries, Inc.*	2,682	225,047
EMCOR Group, Inc.	4,741	379,754
Exponent, Inc.	2,780	145,533
Granite Construction, Inc.	13,238	604,712
MasTec, Inc.*	15,301	670,184
MYR Group, Inc.*	4,168	144,921
NV5 Global, Inc.*	19,256	1,703,193
Primoris Services Corp.	21,599	541,271
Sterling Construction Co., Inc.*	52,595	765,257
TopBuild Corp.*	2,707	168,592
		6,206,081
Entertainment — 0.5%
Eldorado Resorts, Inc.*	7,857	377,529
Golden Entertainment, Inc.*	20,313	589,280
Pinnacle Entertainment, Inc.*	3,069	105,083
Red Rock Resorts, Inc., Class A	17,920	584,909
Scientific Games Corp.*	6,167	186,860
		1,843,661
Environmental Control — 0.1%
Tetra Tech, Inc.	3,198	223,220
Food — 1.4%
B&G Foods, Inc.	2,659	$84,955
Calavo Growers, Inc.	5,818	615,835
Cal-Maine Foods, Inc.	1,158	57,263
Chefs' Warehouse, Inc. (The)*	20,071	590,087
Darling Ingredients, Inc.*	8,943	176,893
Hostess Brands, Inc.*	135,570	1,594,303
Ingles Markets, Inc., Class A	32,020	1,151,119
J&J Snack Foods Corp.	681	99,085
John B Sanfilippo & Son, Inc.	548	40,042
Sanderson Farms, Inc.	1,371	144,997
SpartanNash Co.	2,453	52,372
SUPERVALU, Inc.*	10,669	344,502
		4,951,453
Forest Products & Paper — 0.1%
Clearwater Paper Corp.*	1,455	42,268
Neenah Paper, Inc.	1,332	121,545
		163,813
Gas — 0.3%
New Jersey Resources Corp.	2,340	106,704
Northwest Natural Gas Co.	2,390	155,111
South Jersey Industries, Inc.	4,502	149,376
Southwest Gas Holdings, Inc.	1,612	124,640
Spire, Inc.	5,337	397,873
		933,704
Hand/Machine Tools — 0.0%
Franklin Electric Co., Inc.	1,615	78,973
Healthcare-Products — 8.4%
ABIOMED, Inc.*	1,453	590,761
Alpha Pro Tech, Ltd.*	44,141	161,115
AngioDynamics, Inc.*	1,976	44,302
AxoGen, Inc.*	10,147	444,946
BioLife Solutions, Inc.*	117,084	2,805,333
Cantel Medical Corp.	1,814	175,958
CareDx, Inc.*	48,802	1,186,377
Cerus Corp.*	67,162	522,520
CRH Medical Corp.*	281,230	1,167,105
CryoLife, Inc.*	33,157	1,150,548
Cutera, Inc.*	12,654	430,236
CytoSorbents Corp.*	51,679	757,097
Establishment Labs Holdings, Inc.*	13,356	370,629
Haemonetics Corp.*	3,260	363,946
ICU Medical, Inc.*	578	176,868
Inogen, Inc.*	5,082	1,346,273
Inspire Medical Systems, Inc.*	24,848	1,366,392
Insulet Corp.*	7,247	755,645
Integra LifeSciences Holdings Corp.*	3,088	183,643
Invacare Corp.	5,623	85,470
iRadimed Corp.*	31,317	861,217
iRhythm Technologies, Inc.*	18,782	1,748,416

The accompanying notes are an integral part of the financial statements.

9

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2018

	Number of Shares	Value
Healthcare-Products — (Continued)
Masimo Corp.*	3,409	$401,887
Merit Medical Systems, Inc.*	14,993	882,338
Natus Medical, Inc.*	2,393	89,259
Novocure, Ltd.*	22,309	1,005,021
NuVasive, Inc.*	1,651	115,884
Nuvectra Corp.*	66,753	1,558,015
OraSure Technologies, Inc.*	48,281	772,979
OrthoPediatrics Corp.*	21,320	742,362
Patterson Cos, Inc.	31,210	703,786
Repligen Corp.*	16,979	931,808
Sientra, Inc.*	37,963	953,631
STAAR Surgical Co.*	8,423	401,777
Tactile Systems Technology, Inc.*	21,881	1,480,687
Tandem Diabetes Care, Inc.*	10,320	471,521
ViewRay, Inc.*	121,792	1,227,663
West Pharmaceutical Services, Inc.	8,294	970,813
		29,404,228
Healthcare-Services — 2.1%
Amedisys, Inc.*	7,807	975,953
Catalent, Inc.*	15,887	664,077
Chemed Corp.	621	200,918
Ensign Group, Inc., (The)	2,070	80,875
Joint Corp., (The)*	69,711	597,423
LHC Group, Inc.*	9,570	946,760
Magellan Health, Inc.*	2,346	172,431
Natera, Inc.*	50,462	1,394,770
Neuronetics, Inc.*	23,774	785,731
Providence Service Corp., (The)*	2,212	148,514
Psychemedics Corp.	22,388	432,760
Select Medical Holdings Corp.*	2,823	55,895
Teladoc, Inc.*	10,207	791,553
US Physical Therapy, Inc.	1,232	154,308
		7,401,968
Home Builders — 0.7%
Cavco Industries, Inc.*	1,519	372,763
M/I Homes, Inc.*	4,319	111,905
Meritage Homes Corp.*	3,035	130,960
Skyline Corp.	48,309	1,396,613
William Lyon Homes, Class A*	6,448	126,187
Winnebago Industries, Inc.	5,231	193,285
		2,331,713
Home Furnishings — 0.8%
Hooker Furniture Corp.	8,270	347,753
iRobot Corp.*	968	109,868
Roku, Inc.*	11,126	661,886
Sleep Number Corp.*	28,299	953,676
Universal Electronics, Inc.*	14,181	612,619
		2,685,802
Household Products/Wares — 0.4%
Acme United Corp.	11,359	$248,989
Rosetta Stone, Inc.*	60,006	948,095
WD-40 Co.	995	176,563
		1,373,647
Housewares — 0.3%
Lifetime Brands, Inc.	55,410	645,527
Toro Co., (The)	5,348	325,105
		970,632
Insurance — 2.3%
American Equity Investment Life Holding Co.	11,107	411,959
American National Insurance Co.	4,400	564,696
AMERISAFE, Inc.	1,195	76,241
Atlas Financial Holdings, Inc.*	43,800	448,950
Employers Holdings, Inc.	3,729	170,975
FGL Holdings*	75,050	653,686
Genworth Financial, Inc., Class A*	115,950	539,167
Goosehead Insurance, Inc., Class A*	21,657	671,800
HCI Group, Inc.	2,004	81,162
Heritage Insurance Holdings, Inc.	46,130	675,804
Horace Mann Educators Corp.	2,570	118,991
Kemper Corp.	1,617	131,543
Kinsale Capital Group, Inc.	5,943	361,156
NMI Holdings, Inc., Class A*	18,048	389,837
RLI Corp.	1,478	113,762
Safety Insurance Group, Inc.	2,192	211,966
Selective Insurance Group, Inc.	3,866	248,197
Stewart Information Services Corp.	2,933	131,340
White Mountains Insurance Group, Ltd.	2,358	2,188,106
		8,189,338
Internet — 4.6%
Aspen Group, Inc.*	66,749	512,632
Bandwidth, Inc., Class A*	33,180	1,511,681
Cardlytics, Inc.*	10,732	218,825
Cars.com, Inc.*	45,008	1,211,165
Carvana Co.*	10,934	707,867
Chegg, Inc.*	29,560	957,153
eGain Corp.*	57,533	822,722
Etsy, Inc.*	14,579	709,851
HealthStream, Inc.	2,625	83,291
Liberty Expedia Holdings, Inc., Class A*	34,884	1,609,897
magicJack VocalTec, Ltd.*	121,490	1,044,814
Mimecast, Ltd.*	28,467	1,183,942
New Media Investment Group, Inc.	4,294	68,275
OptimizeRx Corp.*	40,000	510,400

The accompanying notes are an integral part of the financial statements.

10

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2018

	Number of Shares	Value
Internet — (Continued)
Pandora Media, Inc.*	81,128	$749,623
Q2 Holdings, Inc.*	5,144	320,471
QuinStreet, Inc.*	64,651	980,756
Shutterfly, Inc.*	8,945	694,848
Stamps.com, Inc.*	1,004	249,444
Stitch Fix, Inc., Class A*	9,327	378,490
Zendesk, Inc.*	10,515	724,378
Zscaler, Inc.*	15,164	648,868
		15,899,393
Investment Companies — 0.8%
Alcentra Capital Corp.	76,900	476,011
Capital Southwest Corp.	34,226	660,562
Oaktree Specialty Lending Corp.	167,830	852,577
PennantPark Floating Rate Capital, Ltd.	48,447	658,879
		2,648,029
Iron/Steel — 0.0%
AK Steel Holding Corp.*	14,144	62,799
Leisure Time — 1.0%
Callaway Golf Co.	38,894	887,172
LCI Industries	1,629	151,416
Lindblad Expeditions Holdings, Inc.*	51,954	789,181
Malibu Boats, Inc., Class A*	20,186	973,167
MCBC Holdings, Inc.*	16,769	462,321
Nautilus, Inc.*	6,521	95,533
Vista Outdoor, Inc.*	2,883	53,249
		3,412,039
Lodging — 0.7%
Belmond, Ltd., Class A*	10,812	181,101
Boyd Gaming Corp.	27,041	984,833
Century Casinos, Inc.*	38,775	310,200
ILG, Inc.	8,186	279,388
Marcus Corp., (The)	6,804	276,242
Monarch Casino & Resort, Inc.*	6,633	312,083
		2,343,847
Machinery-Construction & Mining — 0.1%
ASV Holdings, Inc.*	85,690	456,728
Machinery-Diversified — 2.2%
Albany International Corp., Class A	1,126	86,871
Applied Industrial Technologies, Inc.	1,045	80,517
Briggs & Stratton Corp.	2,086	42,054
Cactus, Inc., Class A*	14,480	494,926
Chart Industries, Inc.*	2,562	193,559
Columbus McKinnon Corp.	30,263	1,287,085
DXP Enterprises, Inc.*	1,117	51,259
Hurco Cos., Inc.	17,690	758,901
Kadant, Inc.	2,865	289,508
Manitex International, Inc.*	105,790	1,119,258
Machinery-Diversified — (Continued)
NN, Inc.	42,580	$851,600
SPX FLOW, Inc.*	10,543	505,431
Tennant Co.	1,504	115,131
Twin Disc, Inc.*	40,960	1,046,528
Welbilt, Inc.*	30,129	666,755
		7,589,383
Media — 0.3%
AMC Networks, Inc., Class A*	9,542	599,333
Dolphin Entertainment, Inc.*	134,643	359,497
Gannett Co., Inc.	8,195	84,245
Scholastic Corp.	1,251	52,592
		1,095,667
Metal Fabricate/Hardware — 0.4%
Atkore International Group, Inc.*	11,636	318,594
CIRCOR International, Inc.	1,743	79,062
Mueller Industries, Inc.	4,223	135,009
Northwest Pipe Co.*	41,860	755,992
TimkenSteel Corp.*	8,182	114,630
		1,403,287
Mining — 0.5%
Century Aluminum Co.*	18,637	235,199
Compass Minerals International, Inc.	7,580	474,129
Kaiser Aluminum Corp.	1,039	113,864
Luxfer Holdings PLC	20,060	456,566
Materion Corp.	1,920	122,496
United States Lime & Minerals, Inc.	4,143	314,412
US Silica Holdings, Inc.	2,347	49,733
		1,766,399
Miscellaneous Manufacturing — 1.7%
Actuant Corp., Class A	1,678	49,417
Axon Enterprise, Inc.*	5,340	364,508
EnPro Industries, Inc.	2,498	187,525
ESCO Technologies, Inc.	1,920	129,888
Fabrinet*	3,054	146,195
FreightCar America, Inc.*	51,252	866,671
Harsco Corp.*	14,378	406,178
Haynes International, Inc.	19,234	757,820
Hillenbrand, Inc.	2,960	151,404
John Bean Technologies Corp.	9,788	1,157,920
Lydall, Inc.*	1,461	62,531
Proto Labs, Inc.*	5,740	892,283
Rogers Corp.*	4,609	636,365
Sturm Ruger & Co., Inc.	968	63,356
		5,872,061
Office Furnishings — 0.0%
Interface, Inc.	3,053	71,898
Oil & Gas — 1.6%
Berry Petroleum Corp.	20,787	340,699
Bonanza Creek Energy, Inc.*	3,368	104,408

The accompanying notes are an integral part of the financial statements.

11

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2018

	Number of Shares	Value
Oil & Gas — (Continued)
Denbury Resources, Inc.*	47,546	$264,831
Evolution Petroleum Corp.	31,294	314,505
Gran Tierra Energy, Inc.*	92,840	320,298
HighPoint Resources Corp.*	13,256	73,041
Matador Resources Co.*	26,171	856,838
Murphy USA, Inc.*	15,134	1,255,819
PBF Energy, Inc., Class A	18,400	955,328
PDC Energy, Inc.*	2,353	123,980
Penn Virginia Corp.*	3,694	328,544
QEP Resources, Inc.*	20,000	199,400
Ring Energy, Inc.*	4,632	54,658
SRC Energy, Inc.*	19,542	181,936
Unit Corp.*	9,170	241,079
		5,615,364
Oil & Gas Services — 1.0%
Archrock, Inc.	12,215	154,520
Bristow Group, Inc.*	6,128	67,163
C&J Energy Services, Inc.*	5,114	107,138
CARBO Ceramics, Inc.*	4,304	37,230
DMC Global, Inc.	44,773	1,757,340
Helix Energy Solutions Group, Inc.*	31,897	298,556
Matrix Service Co.*	3,458	72,272
Natural Gas Services Group, Inc.*	26,450	584,545
Profire Energy, Inc.*	144,373	411,463
TETRA Technologies, Inc.*	14,675	67,358
		3,557,585
Packaging & Containers — 0.1%
KapStone Paper and Packaging Corp.	4,714	161,926
Pharmaceuticals — 3.4%
AcelRx Pharmaceuticals, Inc.*	47,293	146,608
Aclaris Therapeutics, Inc.*	17,106	272,328
Amneal Pharmaceuticals, Inc.*	6,603	152,529
Array BioPharma, Inc.*	60,453	941,253
Assertio Therapeutics, Inc.*	10,628	67,807
Clementia Pharmaceuticals, Inc.*	20,892	202,235
Coherus Biosciences, Inc.*	33,356	672,123
Collegium Pharmaceutical, Inc.*	22,029	376,696
Diplomat Pharmacy, Inc.*	4,301	88,859
Enanta Pharmaceuticals, Inc.*	4,093	372,176
Endo International PLC*	10,783	184,928
Foamix Pharmaceuticals, Ltd.*	30,338	171,713
Global Blood Therapeutics, Inc.*	7,568	370,454
Heron Therapeutics, Inc.*	21,560	831,138
Imprimis Pharmaceuticals, Inc.*	216,279	657,488
Melinta Therapeutics, Inc.*	30,513	142,648
Mirati Therapeutics, Inc.*	16,248	918,824
Momenta Pharmaceuticals, Inc.*	8,455	224,058
Pharmaceuticals — (Continued)
MyoKardia, Inc.*	9,537	$587,956
Nektar Therapeutics*	5,506	366,094
Neogen Corp.*	2,310	215,846
Owens & Minor, Inc.	10,072	171,023
Premier, Inc., Class A*	51,913	2,296,112
Prestige Brands Holdings, Inc.*	1,398	53,823
Reata Pharmaceuticals, Inc., Class A*	7,322	632,328
Tilray, Inc.*	5,581	363,881
Tricida, Inc.*	15,728	484,894
		11,965,822
Real Estate — 0.1%
HFF, Inc., Class A	2,032	92,273
Newmark Group, Inc., Class A	26,808	344,483
RE/MAX Holdings, Inc., Class A	1,360	66,980
		503,736
REITS — 1.4%
Acadia Realty Trust	4,655	132,761
Agree Realty Corp.	1,641	93,652
Armada Hoffler Properties, Inc.	9,535	148,651
CareTrust REIT, Inc.	3,664	67,601
CBL & Associates Properties, Inc.	37,238	166,082
Cedar Realty Trust, Inc.	13,675	61,127
Chatham Lodging Trust	2,865	61,454
Community Healthcare Trust, Inc.	2,769	85,922
CoreSite Realty Corp.	1,355	157,817
DiamondRock Hospitality Co.	8,155	97,534
EastGroup Properties, Inc.	2,590	251,929
Getty Realty Corp.	5,173	150,586
Global Medical REIT, Inc.	68,760	658,033
Government Properties Income Trust	3,430	58,001
Great Ajax Corp.	31,450	428,978
Healthcare Realty Trust, Inc.	7,137	220,962
Hersha Hospitality Trust	8,177	192,977
Kite Realty Group Trust	14,493	253,338
Lexington Realty Trust	12,112	113,126
LTC Properties, Inc.	1,853	86,072
Manhattan Bridge Capital, Inc.	55,566	369,514
Medical Properties Trust, Inc.	5,867	88,298
PS Business Parks, Inc.	1,242	161,994
Retail Opportunity Investments Corp.	3,666	72,367
Summit Hotel Properties, Inc.	6,963	95,602
Universal Health Realty Income Trust	3,469	264,511
Urstadt Biddle Properties, Inc., Class A	4,351	98,985
Whitestone REIT	7,639	104,196
		4,742,070

The accompanying notes are an integral part of the financial statements.

12

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2018

	Number of Shares	Value
Retail — 7.1%
Abercrombie & Fitch Co., Class A	5,117	$110,885
American Eagle Outfitters, Inc.	25,287	656,450
Asbury Automotive Group, Inc.*	14,206	1,058,347
Ascena Retail Group, Inc.*	24,230	110,973
At Home Group, Inc.*	17,937	617,212
Barnes & Noble, Inc.	9,163	48,106
Big 5 Sporting Goods Corp.	75,037	427,711
Biglari Holdings, Inc., Class A*	230	220,368
Biglari Holdings, Inc., Class B*	2,300	454,365
BJ's Restaurants, Inc.	8,315	629,446
Boot Barn Holdings, Inc.*	31,092	930,584
Buckle, Inc., (The)	4,527	116,570
Build-A-Bear Workshop, Inc.*	70,840	651,728
Cannae Holdings, Inc.*	98,379	1,912,488
Carrols Restaurant Group, Inc.*	25,006	395,095
Casey's General Stores, Inc.	9,068	1,035,294
Cato Corp., (The), Class A	6,451	138,374
Children's Place, Inc., (The)	1,027	144,550
Chuy's Holdings, Inc.*	4,399	127,351
Conn's, Inc.*	5,261	215,701
Container Store Group, Inc., (The)*	11,572	130,764
Cracker Barrel Old Country Store, Inc.	790	117,781
Dave & Buster's Entertainment, Inc.*	6,127	356,408
DineEquity, Inc.	3,392	282,961
El Pollo Loco Holdings, Inc.*	9,027	107,421
Express, Inc.*	20,245	227,149
EZCORP, Inc., Class A*	40,845	453,379
FAT Brands, Inc.	34,025	294,997
FirstCash, Inc.	2,930	238,209
Five Below, Inc.*	3,696	430,473
Francesca's Holdings Corp.*	51,234	321,750
Freshpet, Inc.*	18,370	682,445
Gaia, Inc.*	27,239	476,682
Genesco, Inc.*	4,461	226,842
Group 1 Automotive, Inc.	953	73,467
Guess?, Inc.	6,372	156,114
Hibbett Sports, Inc.*	6,047	124,266
J Alexander's Holdings, Inc.*	43,816	543,318
Lovesac Co., (The)*	12,278	253,418
Lumber Liquidators Holdings, Inc.*	5,091	88,736
MarineMax, Inc.*	4,583	103,117
Movado Group, Inc.	17,752	756,235
Noodles & Co.*	82,884	1,019,473
Ollie's Bargain Outlet Holdings, Inc.*	8,651	753,502
PC Connection, Inc.	13,120	520,864
Retail — (Continued)
PCM, Inc.*	68,800	$1,568,640
PetIQ, Inc.*	14,804	579,725
PetMed Express, Inc.	3,582	131,424
Potbelly Corp.*	32,904	445,849
Regis Corp.*	8,392	179,505
RH*	2,622	416,898
Shoe Carnival, Inc.	2,090	92,921
Tailored Brands, Inc.	6,230	146,654
Texas Roadhouse, Inc.	8,294	571,871
Tile Shop Holdings, Inc.	59,489	455,091
Vitamin Shoppe, Inc.*	12,924	165,427
Wingstop, Inc.	7,057	472,466
Winmark Corp.	2,588	386,130
World Fuel Services Corp.	15,749	441,444
Zumiez, Inc.*	3,678	114,570
		24,909,984
Savings & Loans — 0.6%
BofI Holding, Inc.*	3,461	128,888
Brookline Bancorp, Inc.	9,875	179,231
Dime Community Bancshares, Inc.	9,884	179,394
FS Bancorp, Inc.	10,770	628,214
Meta Financial Group, Inc.	3,658	316,783
Oritani Financial Corp.	4,448	72,058
Riverview Bancorp, Inc.	41,720	410,942
Sterling Bancorp	11,846	270,681
		2,186,191
Semiconductors — 2.4%
Advanced Energy Industries, Inc.*	2,466	146,924
Amtech Systems, Inc.*	105,690	580,238
AXT, Inc.*	118,200	933,780
Cabot Microelectronics Corp.	1,581	178,226
Cirrus Logic, Inc.*	3,525	154,924
Cohu, Inc.	35,780	943,876
Inphi Corp.*	12,444	461,299
Kulicke & Soffa Industries, Inc.	6,419	165,546
MKS Instruments, Inc.	1,371	127,366
Monolithic Power Systems, Inc.	1,952	292,546
Photronics, Inc.*	9,882	105,737
Power Integrations, Inc.	3,164	232,079
Rambus, Inc.*	3,550	43,381
Rudolph Technologies, Inc.*	3,770	104,806
Semtech Corp.*	17,775	1,062,056
Silicon Laboratories, Inc.*	6,980	684,040
Ultra Clean Holdings, Inc.*	60,277	919,827
Xcerra Corp.*	87,390	1,265,407
Xperi Corp.	2,961	46,488
		8,448,546
Software — 10.0%
ACI Worldwide, Inc.*	25,270	717,921

The accompanying notes are an integral part of the financial statements.

13

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2018

	Number of Shares	Value
Software — (Continued)
Acxiom Corp.*	17,269	$789,021
Altair Engineering, Inc., Class A*	49,375	2,062,394
Alteryx, Inc., Class A*	22,952	1,332,364
American Software, Inc., Class A	41,399	744,354
Apptio, Inc., Class A*	18,919	734,057
Asure Software, Inc.*	66,660	1,001,900
Avalara, Inc.*	13,221	489,045
Avaya Holdings Corp.*	63,190	1,476,118
Blackbaud, Inc.	2,160	225,871
Blackline, Inc.*	6,719	354,495
Bottomline Technologies de, Inc.*	15,966	1,053,277
Box, Inc., Class A*	21,607	530,668
Computer Programs & Systems, Inc.	12,451	339,912
Coupa Software, Inc.*	5,194	372,462
CSG Systems International, Inc.	28,178	1,052,448
Ebix, Inc.	2,006	159,778
Everbridge, Inc.*	29,512	1,776,918
Evolent Health, Inc., Class A*	36,918	941,409
Five9, Inc.*	13,648	655,786
GreenSky, Inc., Class A*	15,894	321,854
InnerWorkings, Inc.*	78,830	616,451
Instructure, Inc.*	17,601	720,761
j2 Global, Inc.	1,848	152,589
LivePerson, Inc.*	36,352	977,869
Manhattan Associates, Inc.*	1,938	112,385
ManTech International Corp., Class A	13,126	870,516
Materialise NV, ADR*	32,354	490,163
Medidata Solutions, Inc.*	2,714	230,636
MiX Telematics, Ltd., SP ADR	29,769	498,333
Omnicell, Inc.*	15,027	1,033,106
PDF Solutions, Inc.*	2,888	25,183
Pluralsight, Inc., Class A*	19,812	676,976
Progress Software Corp.	5,306	217,175
QAD, Inc., Class A	21,362	1,295,605
Quality Systems, Inc.*	3,902	89,317
SendGrid, Inc.*	30,333	1,100,178
SharpSpring, Inc.*	118,088	1,675,669
ShiftPixy, Inc.*	131,037	437,664
Simulations Plus, Inc.	31,897	665,052
Smartsheet, Inc., Class A*	36,890	1,096,740
Tabula Rasa HealthCare, Inc.*	23,230	2,036,574
Take-Two Interactive Software, Inc.*	3,989	532,771
Talend S.A., ADR*	10,571	650,645
TiVo Corp.	7,248	98,935
Upland Software, Inc.*	21,993	818,579
Yext, Inc.*	26,412	656,602
		34,908,526
Storage/Warehousing — 0.0%
Mobile Mini, Inc.	1,196	$51,308
Telecommunications — 2.1%
8x8, Inc.*	4,788	108,688
ATN International, Inc.	12,058	883,007
CalAmp Corp.*	4,959	116,536
Cincinnati Bell, Inc.*	4,212	54,756
Comtech Telecommunications Corp.	34,160	1,224,636
Consolidated Communications Holdings, Inc.	6,573	77,627
ExOne Co., (The)*	56,509	498,974
Iridium Communications, Inc.*	9,628	194,967
Liberty Latin America, Ltd., Class C*	71,542	1,404,369
LogMeIn, Inc.	1,382	118,783
NETGEAR, Inc.*	2,616	185,344
One Stop Systems, Inc.*	87,560	317,843
ORBCOMM, Inc.*	75,383	813,382
RADCOM, Ltd.*	2,622	47,983
Sierra Wireless, Inc.*	16,368	308,537
Viavi Solutions, Inc.*	23,640	264,768
Vonage Holdings Corp.*	52,655	746,648
		7,366,848
Textiles — 0.5%
UniFirst Corp.	9,818	1,818,294
Toys/Games/Hobbies — 0.3%
Funko, Inc., Class A*	40,933	1,040,517
Transportation — 2.2%
Air Transport Services Group, Inc.*	71,569	1,456,429
ArcBest Corp.	4,606	221,549
CryoPort, Inc.*	23,714	336,739
Echo Global Logistics, Inc.*	35,813	1,188,992
Forward Air Corp.	15,302	983,307
Heartland Express, Inc.	8,734	178,610
Knight-Swift Transportation Holdings, Inc.	3,275	111,776
Marten Transport, Ltd.	26,609	586,728
PAM Transportation Services, Inc.*	23,000	1,340,210
Saia, Inc.*	16,741	1,326,724
		7,731,064
Trucking & Leasing — 0.1%
Greenbrier Cos, Inc., (The)	3,222	186,876
Water — 0.1%
American States Water Co.	1,758	106,236
California Water Service Group	1,969	81,024
		187,260
TOTAL COMMON STOCKS
(Cost $229,212,616)		333,611,404

The accompanying notes are an integral part of the financial statements.

14

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Concluded)

August 31, 2018

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 4.1%
STIT-Treasury Portfolio, 1.85% (a)	14,392,245	$14,392,245
TOTAL SHORT-TERM INVESTMENTS
(Cost $14,392,245)		14,392,245
TOTAL INVESTMENTS — 99.6%
(Cost $243,604,861)		348,003,649
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%		1,348,408
NET ASSETS — 100.0%		$349,352,057

*	Non-income producing security.

(a)	Seven-day yield as of August 31, 2018.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SP ADR	Sponsored ADR

The accompanying notes are an integral part of the financial statements.

15

ADARA SMALLER COMPANIES FUND

STATEMENT of Assets and Liabilities

August 31, 2018

ASSETS
Investments, at value (cost $229,212,616)	$333,611,404
Short-term investments, at value (cost $14,392,245)	14,392,245
Receivables for:
Investments sold	2,686,482
Dividends	163,097
Capital shares sold	112,081
Total assets	350,965,309

LIABILITIES
Payables for:
Investments purchased	1,287,638
Investment sub-advisory fees	225,659
Capital shares redeemed	80,458
Other accrued expenses and liabilities	19,497
Total liabilities	1,613,252
Net assets	$349,352,057

NET ASSETS CONSIST OF:
Par value	$20,845
Paid-in capital	213,642,743
Undistributed/(accumulated) net investment income/(loss)	—
Accumulated net realized gain/(loss) from investments	31,289,681
Net unrealized appreciation/(depreciation) on investments	104,398,788
Net assets	$349,352,057

CAPITAL SHARES:
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	20,845,390
Net asset value, offering and redemption price per share	$16.76

The accompanying notes are an integral part of the financial statements.

16

ADARA SMALLER COMPANIES FUND

Statement of Operations

For the YEAR Ended August 31, 2018

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $6,421)	$2,483,415
Total investment income	2,483,415

EXPENSES
Sub-advisory fees (Note 2)	2,287,023
Administration and accounting services fees (Note 2)	133,347
Legal fees	42,276
Custodian fees (Note 2)	41,144
Transfer agent fees (Note 2)	39,990
Audit fees	35,103
Director’s fees	26,146
Registration and filing fees	22,226
Officer’s fees	18,886
Printing and shareholder reporting fees	10,565
Other expenses	37,944
Total expenses	2,694,650
Net investment income/(loss)	(211,235)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	38,840,504
Net change in unrealized appreciation/(depreciation) on investments	51,272,470
Net realized and unrealized gain/(loss) on investments	90,112,974
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$89,901,739

The accompanying notes are an integral part of the financial statements.

17

ADARA SMALLER COMPANIES FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income/(loss)	$(211,235)	$(377,926)
Net realized gain/(loss) from investments and foreign currency transactions	38,840,504	15,511,406
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	51,272,470	19,615,276
Net increase/(decrease) in net assets resulting from operations	89,901,739	34,748,756

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	(10,628,260)	—
Net decrease in net assets from dividends and distributions to shareholders	(10,628,260)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	17,644,311	22,400,008
Reinvestment of distributions	9,704,541	—
Shares redeemed	(19,750,651)	(19,769,132)
Net increase/(decrease) in net assets resulting from capital share transactions	7,598,201	2,630,876
Total increase/(decrease) in net assets	86,871,680	37,379,632

NET ASSETS:
Beginning of period	262,480,377	225,100,745
End of period	$349,352,057	$262,480,377
Undistributed/(accumulated) net investment income/(loss), end of period	$—	$(236,950)

SHARE TRANSACTIONS:
Shares sold	1,198,238	1,796,443
Shares reinvested	714,620	—
Shares redeemed	(1,350,953)	(1,617,798)
Net increase/(decrease) in shares	561,905	178,645

The accompanying notes are an integral part of the financial statements.

18

ADARA SMALLER COMPANIES FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Period October 21, 2014(1) to August 31, 2015
Per Share Operating Performance
Net asset value, beginning of period	$12.94	$11.20	$10.59	$10.00
Net investment income/(loss)(2)	(0.01)	(0.02)	(0.03)	(0.04)
Net realized and unrealized gain/(loss) from investments	4.36	1.76	0.64	0.63
Net increase/(decrease) in net assets resulting from operations	4.35	1.74	0.61	0.59
Dividends and distributions to shareholders from:
Net realized capital gains	(0.53)	—	— (3)	—
Total dividends and distributions to shareholders	(0.53)	—	—	—
Net asset value, end of period	$16.76	$12.94	$11.20	$10.59
Total investment return(4)	34.54%	15.54%	5.76%	5.90	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$349,352	$262,480	$225,101	$212,934
Ratio of expenses to average net assets	0.90%	0.92%	1.15%	1.15	%(6)
Ratio of net investment income/(loss) to average net assets	(0.07)%	(0.15)%	(0.26)%	(0.41	)%(6)
Portfolio turnover rate	86%	88%	101%	95	%(5)

(1)	Commencement of operations.

(2)	Calculated based on average shares outstanding for the period.

(3)	Amount represents less than $0.005 per share.

(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

19

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2018

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty active investment portfolios, including the Adara Smaller Companies Fund (the “Fund”) (formerly the Altair Smaller Companies Fund), which commenced investment operations on October 21, 2014.

RBB has authorized capital of one hundred billion shares of common stock of which 87.023 billion shares are currently classified into one hundred and eighty-one classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective seeks capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Fund is August 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2018 (the “current fiscal period”).

PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS – The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2018

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Common Stocks	$333,611,404	$333,611,404	$—	$—
Short-Term Investments	14,392,245	14,392,245	—	—
Total Investments*	$348,003,649	$348,003,649	$—	$—

*	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no transfers between Levels 1, 2 and 3.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in

21

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2018

proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains (including net short-term capital gains), if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Investment Adviser and Other Services

Altair Advisers, LLC (“Altair” or the “Adviser”) serves as the investment adviser to the Fund. Aperio Group, LLC, Driehaus Capital Management, LLC, Granite Investment Partners, LLC, Pacific Ridge Capital Partners, LLC, Pier Capital, LLC and River Road Asset Management, LLC each serve as an investment sub-adviser (“Sub-Adviser”) to the Fund.

The Fund is managed by the Adviser and one or more Sub-Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Adviser has an investment team that is jointly responsible for the day-to-day management of the Fund. The Sub-Advisers provide investment advisory services to the portion of the Fund’s portfolio allocated to them by the Adviser. The Adviser and the Fund have entered into sub-advisory agreements with the Sub-Advisers to manage the Fund, subject to supervision of the Adviser and the Board, and in accordance with the investment objective and restrictions of the Fund. The Fund compensates the Sub-Advisers for their services at an annual rate based on the Fund’s average daily net assets, (the “Sub-Advisory Fee”), not to exceed 1.00%, payable on a monthly basis in arrears.

During the current fiscal period, collectively, sub-advisory fees accrued were $2,287,023, or the rate of 0.76%.

The Fund is currently only available to clients of the Adviser and to other investors at the Fund’s discretion. The Adviser does not receive a separate management fee from the Fund. However, pursuant to the Fund’s investment advisory agreement with the Adviser, the Adviser is entitled to receive reimbursement for out-of-pocket expenses it incurs in connection with its compliance monitoring of Fund trading, up to 0.01% of the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

22

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2018

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

3. Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary, and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director’s and Officer’s compensation amounts, please refer to the Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

PURCHASES	SALES
$249,961,906	$242,078,936

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2018, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	Net Unrealized Appreciation/ (Depreciation)
$245,099,590	$110,894,165	$(7,990,106)	$102,904,059

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

23

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

August 31, 2018

The following permanent differences as of August 31, 2018, primarily attributable to current year write-off of net operating loss and was reclassified among the following accounts:

UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	ACCUMULATED NET REALIZED GAIN/(LOSS)	PAID-IN CAPITAL
$448,185	$(448,185)	$—

As of August 31, 2018, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION/ (DEPRECIATION)	QUALIFIED LATE-YEAR LOSSES
$9,398,378	$23,386,032	$—	$102,904,059	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2018 and 2017, were as follows:

	ORDINARY INCOME	LONG-TERM GAINS	TOTAL
2018	$1,402,124	$9,226,136	$10,628,260
2017	—	—	—

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2018, the Fund had no capital loss carryforwards.

6. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

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ADARA SMALLER COMPANIES FUND

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Adara Smaller Companies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Adara Smaller Companies Fund (the “Fund”), a separately managed portfolio of The RBB Fund, Inc., as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
October 25, 2018

We have served as the auditor of one or more Altair Advisers, LLC investment companies since 2015.

25

ADARA SMALLER COMPANIES FUND

Shareholder Tax Information (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable period ended August 31, 2018. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. During the fiscal year ended August 31, 2018, the following dividends and distributions were paid by the Fund:

Ordinary Income	Long-Term Gains
$1,402,124	$9,226,136

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2018 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

Adara Smaller Companies Fund	19.45%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for the Fund is as follows:

Adara Smaller Companies Fund	18.68%

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

Adara Smaller Companies Fund	100.00%

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2019.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

26

ADARA SMALLER COMPANIES FUND

Other Information (Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6482 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Altair Advisers LLC - Adara Smaller Companies Fund

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered (1) the renewal of the investment advisory agreement between Altair and the Company (the “Investment Advisory Agreement”) on behalf of the Fund, and (2) the renewal of the sub-advisory agreements among Altair, the Company and each of Aperio Group, LLC, Driehaus Capital Management, LLC, Granite Investment Partners, LLC, Pacific Ridge Capital Partners, LLC, Pier Capital, LLC, and River Road Asset Management, LLC (collectively, the “Sub-Advisers”) (together, the “Sub-Advisory Agreements”), at a meeting of the Board held on May 9-10, 2018 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Sub-Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement and the Sub-Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangements. In approving the Investment Advisory Agreement and the Sub-Advisory Agreements, the Board considered information provided by Altair and each of the Sub-Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement and the Sub-Advisory Agreements between the Company and Altair with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Altair and each Sub-Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Altair’s and the Sub-Advisers’ investment philosophies and processes; (iv) Altair’s and the Sub-Advisers’ assets under management and client descriptions; (v) Altair’s and the Sub-Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Altair’s and the Sub-Advisers’ advisory fee arrangements and other similarly managed clients, as applicable; (vii) Altair’s and the Sub-Advisers’ compliance procedures; (viii) Altair’s and the Sub-Advisers’ financial information and insurance coverage; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Altair and each Sub-Adviser. The Directors concluded that Altair and each Sub-Adviser had substantial resources to provide services to the Fund, and that Altair’s and the Sub-Advisers’ services had been acceptable.

27

ADARA SMALLER COMPANIES FUND

Other Information (Unaudited) (Concluded)

The Directors also considered the investment performance of the Fund and considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the Fund had outperformed its primary benchmark for the year-to-date and one-year periods ended March 31, 2018. The Directors also considered the Fund’s 1st quintile ranking within its Performance Group for the one-year, two-year, three-year and since-inception periods ended December 31, 2017.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the Fund’s actual advisor fees were comparable to the median of its Lipper Expense Group. The Directors also considered that the total expenses of the Fund ranked in the 3rd quintile of its Lipper Expense Universe. The Directors considered that the Fund does not pay a contractual management fee to Altair, but instead reimburses for out-of-pocket expenses in connection with its compliance monitoring of Fund trading, up to 0.01%. The Directors also considered the fees payable to each Sub-Adviser under the Sub-Advisory Agreements.

After reviewing the information regarding Altair’s and the Sub-Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Altair and Sub-Adviser, the Directors concluded that the investment advisory fees to be paid by the Fund to Altair and the sub-advisory fees to be paid to each Sub-Adviser were fair and reasonable and that the Investment Advisory Agreement and Sub-Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2019.

28

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6482.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	30	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	30	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003-2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	30	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

29

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Director	2006 to present	Since 1997, Consultant, financial services organizations.	30	Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 70	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	30	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	30	WisdomTree Investments, Inc. (asset management company); Fidelity National Information Services, Inc. (financial services technology company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	30	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	30	None

30

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 55	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 65	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A

31

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited) (Concluded)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 47	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 39	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 30 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment services industry.

32

ADARA SMALLER COMPANIES FUND

Privacy Notice (Unaudited)

FACTS	WHAT DOES THE ADARA SMALLER COMPANIES FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number

●    account balances

●    account transactions

●    transaction history

●    wire transfer instructions

●    checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Adara Smaller Companies Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Adara Smaller Companies Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6482

33

ADARA SMALLER COMPANIES FUND

Privacy Notice (Unaudited)

What we do
How does the Adara Smaller Companies Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Adara Smaller Companies Fund collect my personal information?

We collect your personal information, for example, when you

●    open an account

●    provide account information

●    give us your contact information

●    make a wire transfer

●    tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes — information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●   Our affiliates include Altair Advisers, LLC, the investment adviser to the Adara Smaller Companies Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Adara Smaller Companies Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

●   Adara Smaller Companies Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

34

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Adviser
Altair Advisers, LLC
303 West Madison Street, Suite 600
Chicago, IL 60606

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1800
Philadelphia, PA 19103

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

ADA-AR18

AQUARIUS INTERNATIONAL FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2018

This report is submitted for the general information of the shareholders of the Fund.
It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

AQUARIUS INTERNATIONAL FUND

Annual Investment Adviser’s Report

August 31, 2018 (Unaudited)

Dear Shareholder,

Altair launched the Aquarius International Fund on April 17, 2018 to provide clients with better access to top-tier managers in the international and emerging-markets equity asset classes. The Fund is managed by four underlying sub-advisers: international developed managers Mawer and Setanta, emerging markets manager Driehaus, and Aperio, a tax-loss harvesting manager. By pooling client assets into one commingled vehicle, Altair is able to maximize our “buying power” to source what we believe are the best investment managers at the lowest fees. Additionally, the Fund provides clients with access to certain emerging and frontier markets that are difficult to access outside of a commingled vehicle.

Altair believes international equities play an important role in a diversified portfolio. By investing directly in overseas companies, the potential exists to obtain exposure to economies with higher growth or companies trading at more attractive valuations than similar companies in the United States. International equities also help reduce the risks associated with investing only in U.S. companies and markets and the U.S. dollar.

The Fund’s initial performance over the four-month period was reflective of a difficult period for international equity markets. From inception to August 31, 2018, the Aquarius International Fund was down 3.90%, compared to the Fund’s benchmark MSCI ACWI ex USA Index, which was down 3.76% over the same period. Emerging markets in particular performed poorly, with the MSCI Emerging Markets Index down 7.84% over the same period. International markets have been hurt by the rising dollar, pockets of slower growth internationally and trade frictions with the United States. We continue to believe international equities represent an opportunity for U.S. investors to diversify their equity portfolios.

Sincerely,
Altair Advisers LLC

Opinions expressed are those of the Investment Adviser and are subject to change, are not guaranteed and should not be considered investment advice.

Diversification does not assure a profit or protect against a loss in a declining market.

Please see the Schedule of Investments section in this report for a full list of Fund’s holdings.

Past performance does not guarantee future results

MSCI ACWI ex USA Index is a stock market index measuring the performance of large and mid cap stocks across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets countries. With 2,166 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

MSCI Emerging Markets Index is a stock market index measuring the performance of large and mid cap stocks across 24 Emerging Markets countries. With 1,151 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Must be preceded or accompanied by a prospectus.

1

AQUARIUS INTERNATIONAL FUND

Annual Investment Adviser’s Report (Concluded)

August 31, 2018 (Unaudited)

Investing involves Risks. Principal loss is possible. Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisors and advisor and the allocation of assets amongst them. Sub-Advisers using different styles could experience overlapping security transactions as well as the risk of concentrations in certain stocks or sectors. Certain Sub-Advisers may be purchasing securities at the same time other Sub-Advisers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

Quasar Distributors, LLC, distributor

2

AQUARIUS INTERNATIONAL FUND

Annual Report
Performance Data

August 31, 2018 (Unaudited)

Comparison of Change in Value of $10,000 Invested in Aquarius International Fund
vs. MSCI ACWI EX USA INDEX

This chart assumes a hypothetical $10,000 initial investment in the Fund made on April 17, 2018 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI ACWI ex USA Index is unmanaged, and does not incur expenses and is not available for investment.

Average Annual Total Returns for the period ended August 31, 2018
Since Inception
Aquarius International Fund	-3.90%*
MSCI ACWI ex USA Index	-3.76%**

*	The Fund commenced operations on April 17, 2018.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (844) 261-6482.

The Fund’s total annual Fund operating expenses, as stated in the current prospectus dated February 21, 2018, are 0.73% of average daily net assets. This ratio may differ from the actual expenses incurred by the Fund for the period covered by this report.

The Fund invests in common stocks, preferred stocks, warrants to acquire common stocks and securities convertible into common stocks. Portfolio composition is subject to change.

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 2,166 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

Investment Considerations

Investing in the Fund involves risk and an investor may lose money. The success of the Fund’s strategy depends on the Adviser’s ability to select Sub-Advisers and each manager’s ability to select investments for the Fund. The Fund may invest in riskier type investments including small, micro-cap and large cap stocks, IPOs, special situations, foreign markets, emerging markets and illiquid securities all of which may be more volatile and less liquid.

3

AQUARIUS INTERNATIONAL FUND

Fund Expense Example

August 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2018 through August 31, 2018 and held for the entire period. The actual values and expenses are based on the 136 day period from inception April 17, 2018 through August 31, 2018.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual	$1,000.00	$ 961.00	$2.92	0.80%	-3.90%
Hypothetical (5% return before expenses)	1,000.00	1,015.65	4.06	0.80	N/A

*

Expenses are equal to the Fund’s annualized since inception expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The actual dollar amounts shown as expenses paid during the period for the Fund and multiplied by 136 days, which is based on the date of inception (April 17, 2018). The Fund’s ending account value on the first line in the table is based on the actual since inception total investment return for the Fund.

4

AQUARIUS INTERNATIONAL FUND

Portfolio Holdings Summary Table

August 31, 2018 (UNAUDITED)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Banks	8.2%	$14,626,274
Pharmaceuticals	7.1	12,769,115
Insurance	5.5	9,729,326
Telecommunications	4.8	8,497,986
Oil & Gas	4.5	7,979,500
Commercial Services	3.9	6,814,145
Beverages	3.6	6,295,953
Internet	3.5	6,113,903
Chemicals	3.4	6,030,412
Investment Companies	3.0	5,355,189
Retail	3.0	5,344,952
Food	2.8	4,967,281
Semiconductors	2.6	4,650,261
Diversified Financial Services	2.5	4,339,438
Electronics	2.0	3,561,457
Building Materials	2.0	3,477,191
Software	1.9	3,438,189
Machinery-Diversified	1.7	2,977,892
Media	1.6	2,807,196
Cosmetics/Personal Care	1.5	2,675,361
Miscellaneous Manufacturing	1.3	2,387,663
Real Estate	1.2	2,045,981
REITS	1.1	1,889,037
Lodging	0.9	1,625,006
Agriculture	0.9	1,575,781
Airlines	0.9	1,560,840
Auto Manufacturers	0.8	1,414,939
Healthcare-Services	0.8	1,369,538
Mining	0.8	1,348,467
Apparel	0.7	1,300,468
Home Builders	0.7	1,181,156
Advertising	0.6	1,055,131
Water	0.6	1,026,790
Electric	0.6	1,015,298
Household Products/Wares	0.6	1,001,970
Computers	0.6	992,009
Auto Parts & Equipment	0.5	972,642
Healthcare-Products	0.5	918,944
Aerospace/Defense	0.5	826,857
Internet Software & Services	0.4	703,666
Transportation	0.4	661,098
Engineering & Construction	0.4	649,409
Iron/Steel	0.3%	$608,545
Pipelines	0.2	421,345
Machinery-Construction & Mining	0.2	407,558
Biotechnology	0.2	405,066
Holding Companies- Diversified	0.2	303,470
Forest Products & Paper	0.2	265,902
Distribution/Wholesale	0.1	261,643
Home Furnishings	0.1	260,061
Leisure Time	0.1	219,126
Hand/Machine Tools	0.1	211,116
Food Service	0.1	176,526
Electrical Components & Equipment	0.1	158,718
Private Equity	0.1	145,971
Office/Business Equipment	0.1	141,196
Gas	0.1	130,815
Toys/Games/Hobbies	0.1	110,397
Entertainment	0.0	85,675
Trucking & Leasing	0.0	76,055
EXCHANGE TRADED FUNDS:
Other Investment Pools and Funds	0.4	710,404
Diversified Financial Services	0.2	336,748
PREFERRED STOCKS:
Cosmetics/Personal Care	0.6	833,874
Semiconductors	0.4	771,988
Chemicals	0.4	676,465
Auto Manufacturers	0.3	529,224
Banks	0.2	427,428
Food	0.0	47,293
Telecommunications	0.0	26,723
Electric	0.0	21,283
RIGHTS:
Transportation Infrastructure	0.0	—
SHORT-TERM INVESTMENTS	8.6	15,210,871
OTHER ASSETS IN EXCESS OF LIABILITIES	1.7	3,012,543
NET ASSETS	100.0%	$176,967,740

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

5

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments

August 31, 2018

	Number of Shares	Value
COMMON STOCKS — 87.2%

Advertising — 0.6%
Multiplus SA	32,700	$195,328
WPP PLC	47,425	786,525
WPP PLC, SP ADR	885	73,278
		1,055,131
Aerospace/Defense — 0.5%
Airbus Group SE	1,361	168,003
CAE, Inc.	3,531	70,479
Rolls-Royce Holdings PLC*	4,865	63,425
Safran SA	941	122,273
Thales SA	455	64,132
Ultra Electronic Holdings PLC	16,270	338,545
		826,857
Agriculture — 0.9%
British American Tabacco PLC, SP ADR	5,168	250,028
Imperial Brands PLC, SP ADR	3,128	111,169
Japan Tobacco, Inc.	3,042	79,978
Origin Enterprises PLC	160,461	1,043,031
Swedish Match AB	1,713	91,575
		1,575,781
Airlines — 0.9%
Latam Airlines Group SA, SP ADR	3,226	29,937
Ryanair Holding PLC, SP ADR*	15,028	1,530,903
		1,560,840
Apparel — 0.7%
Adidas AG, SP ADR	1,018	126,507
Burberry Group PLC	1,718	49,930
Gildan Activewear, Inc.	2,385	70,238
Hermes International, ADR	910	59,150
Kering SA	220	119,829
LVMH Moet Hennessy Louis Vuitton SE	440	154,243
LVMH Moet Hennessy Louis Vuitton SE, ADR	3,015	211,321
NIKE, Inc., Class B	2,717	223,337
Puma SE	148	81,078
Shenzhou International Group Holdings, Ltd.	15,595	204,835
		1,300,468
Auto Manufacturers — 0.8%
Bayerische Motoren Werke AG	805	77,930
Brilliance China Automotive Holdings, Ltd.	36,000	57,126
BYD Co., Ltd.	6,500	38,320
Daimler AG	3,172	205,135
Ferrari NV	265	34,739
Fiat Chrysler Automobiles NV*	2,037	34,853
Auto Manufacturers — (Continued)
Honda Motor Ltd., SP ADR	5,237	$155,172
Hyundai Motor Co.	1,343	150,817
Nissan Motor Co., Ltd.	6,400	59,953
Peugeot SA	5,677	156,427
Renault SA	476	41,113
Subaru Corp.	2,000	59,406
Suzuki Motor Corp.	1,200	78,013
Tata Motors, Ltd., SP ADR*	5,870	108,889
Volkswagen AG, ADR*	4,910	78,560
Volvo AB, Class B	4,556	78,486
		1,414,939
Auto Parts & Equipment — 0.5%
Bridgestone Corp.	2,300	84,592
Fuyao Glass Industrials Group, Ltd. (a)	144,000	531,535
Hyundai Mobis Co., Ltd.	572	115,104
Michelin	548	64,861
Sumitomo Electric Industries, Ltd.	4,000	63,262
Toyota Industries Corp.	1,200	67,947
Valeo SA	999	45,341
		972,642
Banks — 8.2%
ABN AMRO Group NV (a)	2,581	69,895
Abu Dhabi Community Bank.	43,022	83,159
Australia & New Zealand Banking Group, Ltd.	14,671	311,771
Banco de Chile, ADR	1,404	122,653
Banco do Brasil SA, SP ADR	12,560	93,007
Banco Santander Brasil SA, ADR	13,178	111,750
Banco Santander Chile, ADR	2,830	86,598
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, ADR	18,344	144,000
Bangkok Bank	124,200	789,826
Bank Central Asia Tbk PT	204,590	344,588
Bank Leumi Le Israel	190,182	1,277,517
Bank Montreal	1,318	108,023
Bank of China, Ltd.	129,000	57,967
Bank of Ireland Group PLC	175,976	1,441,689
Bank of Nova Scotia, (The)	221	12,796
Bankia SA	11,290	42,293
Bankinter SA	7,221	64,167
Barclays PLC, SP ADR	9,544	89,332
BDO Unibank, Inc.	53,361	129,915
BNP Paribas SA, ADR	4,986	146,140
BOC Hong Kong Holdings, Ltd.	15,000	73,257
CaixaBank SA	1,083	4,828

The accompanying notes are an integral part of the financial statements.

6

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2018

	Number of Shares	Value
Banks — (Continued)
Canadian Imperial Bank of Commerce	1,014	$94,992
China Construction Bank Corp.	631,688	556,351
China Merchants Bank Co., Ltd.	36,000	138,280
CITIC, Ltd.	93,000	132,395
Commercial International Bank Egypt SAE	21,519	105,797
Commerzbank AG*	740	6,999
Commonweatlh Bank Of Australia, SP ADR	627	32,203
Credicorp, Ltd.	1,431	311,987
Credit Agricole SA	493	6,745
Credit Suisse Group AG, SP ADR*	4,332	64,763
Dah Sing Financial Holdings, Ltd.	126,000	783,684
Danske Bank	3,058	90,123
DBS Group Holdings, Ltd.	72,700	1,321,616
DNB ASA	3,459	70,322
Erste Group Bank AG*	1,647	65,594
FirstRand, Ltd.	32,717	157,394
Grupo Aval Acciones y Valores SA, ADR	6,908	54,642
Grupo Financiero Banorte SAB de CV	24,582	167,665
Hang Seng Bank, Ltd.	4,000	108,516
HDFC Bank, Ltd., ADR	6,451	653,293
ICICI Bank, Ltd., SP ADR	34,546	332,678
Industrial & Commerical Bank China, Ltd.	542,655	400,804
Intesa Sanpaolo SpA, ADR	6,108	90,521
Japan Post Bank Co., Ltd.	6,222	72,692
Kasikornbank PCL, NVDR	32,636	210,456
KBC Group NV	1,317	93,639
Macquarie Group, Ltd.	1,304	121,968
Mediobanca Banca di Credito Finanziario SpA	18,475	172,033
Mitsubishi UFJ Financial Group Inc., SP ADR	30,785	185,941
National Australia Bank, Ltd.	8,668	177,260
Natixis SA	6,942	46,428
Nordea Bank AB	5,920	63,972
OTP Bank PLC	4,562	167,842
Oversea-Chinese Bank Corp., Ltd.	16,000	131,679
Public Bank	7,065	43,147
Resona Holdings, Inc.	11,400	64,663
Royal Bank Canada	3,328	264,643
Royal Bank of Scotland Group PLC	17,675	55,407
Sberbank Russia, SP ADR	15,549	169,795
Banks — (Continued)
Skandinaviska Enskilda Banken AB	14,374	$153,450
Standard Chart PLC	10,978	89,492
Sumitomo Mitsui Financial Group Inc., SP ADR	21,505	169,029
Sumitomo Mitsui Trust Holdings, Inc.	2,000	80,250
Svenska Handelsbanken AB, Class A	9,880	119,801
Swedbank AB, Class A	3,683	85,756
Toronto-Dominion Bank, (The)	4,158	251,559
UBS Group AG*	9,499	148,754
United Overseas Bank, Ltd.	1,027	20,241
Westpac Banking Corp.	5,543	113,842
		14,626,274
Beverages — 3.6%
Ambev SA, ADR	41,086	191,050
Anheuser-Busch InBev SA NV	10,866	1,013,181
Arca Continental SAB de CV	9,290	57,451
Carlsberg A/S, SP ADR	4,270	104,167
Coca-Cola Amatil, Ltd.	160,586	1,086,881
Coca-Cola Femsa SA De CV, SP ADR	634	38,306
Coca-Cola HBC AG*	1,383	47,354
Compania Cervecerias Unidas SA, SP ADR	2,714	71,650
Diageo PLC	59,775	2,090,594
Diageo PLC, SP ADR	1,819	253,587
Fomento Economico Mexicano SAB de CV, SP ADR	525	50,337
Heineken Holding NV	841	80,243
Heineken NV	1,965	194,393
Kirin Holdings Co.	3,000	74,137
Pernod Ricard SA	757	119,492
Thai Beverage PLC	1,823,600	823,130
		6,295,953
Biotechnology — 0.2%
CSL Ltd., SP ADR	2,116	173,819
Medy-Tox, Inc.	162	97,516
Shire PLC, ADR	763	133,731
		405,066
Building Materials — 2.0%
AGC, Inc.	2,000	80,010
Anhui Conch Cement Co., Ltd.	41,570	253,595
China Resources Cement Holdings, Ltd.	66,000	77,183
Cie de Saint-Gobain	2,555	110,169
CRH PLC	29,711	985,641
CRH PLC, SP ADR	2,676	88,629
Daikin Industries, Ltd.	800	101,935
Geberit AG	144	65,485

The accompanying notes are an integral part of the financial statements.

7

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2018

	Number of Shares	Value
Building Materials — (Continued)
HeidelbergCement AG	1,078	$85,827
LafargeHolcim, Ltd.*	1,851	90,042
Sika AG	10,389	1,538,675
		3,477,191
Chemicals — 3.4%
Air Liquide SA	14,092	1,773,511
Akzo Nobel NV	850	79,536
Arkema SA	452	56,702
Asahi Kasei Corp.	5,000	73,268
Brenntag AG	1,089	65,644
Croda International, PLC	26,665	1,764,707
Formosa Plastic Corp.	33,447	122,613
Fuchs Petrolub SE	13,875	745,105
Givaudan SA	35	85,118
Hitachi Chemical Co., Ltd.	4,000	83,851
Indorama Ventures, NVDR	59,574	109,270
Israel Chemicals, Ltd.	13,087	76,469
Johnson Matthey PLC	1,132	51,409
Kuraray Co., Ltd.	8,200	118,841
LANXESS AG	800	62,836
LG Chem, Ltd.	469	154,066
Mexichem SAB de CV	27,495	92,781
Nitto Denko Corp.	900	69,854
Nutrien, Ltd.	2,258	127,871
Shin Etsu Chemical Co., Ltd., ADR	956	22,428
Shin-Etsu Chemical Co., Ltd.	1,100	103,035
Sinopec Shanghai Petrochemical Co., Ltd., SP ADR	781	45,813
Symrise AG	924	86,281
Teijin, Ltd.	3,000	59,403
		6,030,412
Commercial Services — 3.9%
ALD SA (a)	54,358	1,012,571
Ashtead Group PLC	2,350	72,113
Bureau Veritas SA	19,478	501,146
Experian PLC	3,178	79,143
IHS Markit, Ltd.*	10,800	594,000
Intertek Group PLC	33,097	2,206,177
IWG PLC	144,299	448,978
Localiza Rent a Car SA	10,890	57,938
Recruit Holdings Co., Ltd.	3,100	94,491
RELX NV	3,201	70,985
RELX PLC	59,168	1,314,152
RELX PLC, SP ADR	3,976	88,665
Secom Co., Ltd.	1,100	90,452
Transurban Group	9,742	84,363
Wirecard AG	445	98,971
		6,814,145
Computers — 0.6%
CGI Group, Inc., Class A*	1,206	$79,077
EPAM Systems, Inc.*	1,541	220,255
Genpact, Ltd.	6,663	204,154
Infosys Ltd., SP ADR	13,998	290,738
TDK Corp.	700	78,511
Wipro Ltd., ADR	23,160	119,274
		992,009
Cosmetics/Personal Care — 1.5%
Beiersdorf AG	769	89,512
Essity AB	2,405	62,332
Kao Corp.	2,000	155,198
LG Household & Health Care, Ltd.	44	49,992
L'Oreal SA	331	79,244
Shiseido Co., Ltd.	1,300	91,521
Unicharm Corp.	2,400	78,391
Unilever NV	3,639	209,170
Unilever NV	32,347	1,860,001
		2,675,361
Distribution/Wholesale — 0.1%
Itochu Corp.	5,000	87,369
Marubeni Corp.	7,000	57,354
Mitsubishi Corp.	4,100	116,920
		261,643
Diversified Financial Services — 2.5%
ASX, Ltd.	1,949	94,930
B3 SA - Brasil Bolsa Balcao	17,424	93,813
Deutsche Boerse AG	8,695	1,199,904
Hargreaves Lansdown PLC	2,199	62,810
Hong Kong Exchange & Clearing, Ltd.	5,000	142,459
Japan Exchange Group, Inc.	59,700	1,051,939
KB Financial Group, Inc.	5,175	239,269
Noah Holdings, Ltd., SP ADR*	3,483	163,840
Old Mutual, Ltd.*	36,770	75,220
Pagseguro Digital, Ltd., Class A*	4,568	131,969
Partners Group Holding AG	90	70,664
Rathbone Brothers PLC	21,352	729,136
Shinhan Financial Group Co., Ltd., ADR	3,478	137,103
St James's Place PLC	5,842	85,841
Standard Life Aberdeen PLC	14,713	60,541
		4,339,438
Electric — 0.6%
Chubu Electric Power Co., Inc.	4,900	71,158
CLP Holdings, Ltd.	9,000	105,764
E.ON SE	6,331	67,588
Endesa SA	2,756	61,661
Enel SpA	17,216	85,115
Fortis, Inc.	3,234	105,817

The accompanying notes are an integral part of the financial statements.

8

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2018

	Number of Shares	Value
Electric — (Continued)
Iberdrola SA	10,334	$76,786
Korea Electric Power Corp., SP ADR	9,820	133,748
Red Electrica Corp. SA	2,769	58,043
RWE AG	1,629	41,316
Sembcorp Industries, Ltd.	39,000	77,615
Transmissora Alianca de Energia Eletrica SA	26,417	130,687
		1,015,298
Electrical Components & Equipment — 0.1%
Brother Industries, Ltd.	2,742	56,250
Legrand SA*	1,360	102,468
		158,718
Electronics — 2.0%
Assa Abloy AB, Class B	63,356	1,291,996
AU Optronics Corp., SP ADR	23,945	105,597
Chroma ATE, Inc.	23,459	129,490
Halma PLC	82,901	1,541,127
Hoya Corp.	1,200	70,116
Kyocera Corp.	1,500	94,536
LG Display Co., Ltd., ADR	11,451	108,441
Micro-Star International Co., Ltd.	14,327	49,526
Murata Manufacturing Co., Ltd.	600	103,461
Omron Corp.	1,500	67,167
		3,561,457
Engineering & Construction — 0.4%
ACS Actividades de Construccion y Servicios SA	1,686	70,142
Bouygues SA	1,700	75,147
Eiffage SA	637	71,764
Ferrovial SA	3,219	69,509
Grupo Aeroportuario del Pacifico SAB de CV, ADR	1,475	152,382
Grupo Aeroportuario del Sureste SAB de CV, ADR	258	48,398
Larsen & Toubro, Ltd., GDR	6,080	117,402
Taisei Corp.	1,000	44,665
		649,409
Entertainment — 0.0%
Oriental Land Co., Ltd.	800	85,675
Food — 2.8%
Associated British Foods PLC	2,243	66,679
Bidvest Group, Ltd., (The)	5,840	85,821
Carrefour SA	3,203	57,312
Chr Hansen Holdings	690	70,172
Danone SA, SP ADR	9,395	148,300
Glanbia PLC	67,383	1,134,780
Kerry Group PLC, Class A	748	85,261
Kerry Group PLC, Class A	6,113	697,151
Koninklijke Ahold Delhaize NV	4,294	104,600
Food — (Continued)
Nestle SA, SP ADR	6,309	$528,379
Seven & i Holdings Co., Ltd.	41,300	1,679,431
Tesco PLC	27,440	87,688
Wesfarmers, Ltd.	3,360	124,670
Woolworths Group, Ltd.	4,754	97,037
		4,967,281
Food Service — 0.1%
Compass Group PLC	4,590	98,828
Sodexo SA	745	77,698
		176,526
Forest Products & Paper — 0.2%
Mondi PLC	6,976	194,394
Stora Enso OYJ	3,842	71,508
		265,902
Gas — 0.1%
China Gas Holdings, Ltd.	18,200	57,886
ENN Energy Holdings, Ltd.	8,000	72,929
		130,815
Hand/Machine Tools — 0.1%
Disco Corp.	300	53,641
Schindler Holding AG	377	87,069
Techtronic Industrials Co., Ltd.	11,500	70,406
		211,116
Healthcare-Products — 0.5%
Abbott Laboratories	3,022	201,991
Cochlear, Ltd.	534	83,036
Essilor International Cie Generale d'Opitque SA	587	84,819
Koninklijke Philips NV	2,345	104,657
Lifco AB, Class B	4,789	200,580
Lonza Group AG*	310	99,782
Smith & Nephew PLC, SP ADR	2,021	72,412
Terumo Corp.	1,300	71,667
		918,944
Healthcare-Services — 0.8%
Bangkok Dusit Medical, NVDR	226,446	181,683
Fleury SA	16,374	103,275
Fresenius Medical Care AG & Co., KGaA	9,780	989,843
NMC Health PLC	1,858	94,737
		1,369,538
Holding Companies-Diversified — 0.2%
CK Hutchison Holdings, Ltd.	12,500	144,114
Jardine Matheson Holdings, Ltd.	1,000	63,156
Swire Pacific, Ltd., Class A	8,500	96,200
		303,470

The accompanying notes are an integral part of the financial statements.

9

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2018

	Number of Shares	Value
Home Builders — 0.7%
Berkeley Group Holdings PLC	998	$47,206
Persimmon PLC	2,237	70,772
Sekisui Chemical Co., Ltd.	61,200	1,063,178
		1,181,156
Home Furnishings — 0.1%
Panasonic Corp.	7,500	89,344
Sony Corp., SP ADR	3,004	170,717
		260,061
Household Products/Wares — 0.6%
Henkel Ag & Co., KGaA	753	84,024
Reckitt Benckiser Group PLC, SP ADR	9,280	158,502
Societe BIC SA	8,204	759,444
		1,001,970
Insurance — 5.5%
Aegon NV	8,931	53,140
AIA Group, Ltd.	59,164	510,837
AIA Group, Ltd., SP ADR	7,059	243,253
Allianz SE, SP ADR	11,610	246,771
Aon PLC	16,800	2,445,408
Aviva PLC	16,541	104,066
AXA SA	4,600	115,924
Baloise Holding AG	512	78,685
Cathay Financials Holdings Co., Ltd.	173,192	296,853
Dai-ichi Life Holdings, Inc.	3,820	72,782
Japan Post Holdings Co., Ltd.	4,334	51,472
Lancashire Holdings, Ltd.	223,450	1,762,894
Manulife Finanical Corp.	5,727	104,804
MS&AD Insurance Group Holdings, Inc.	1,500	46,093
Muenchener Rueckversicherungs-Gesellschaft AG	495	106,640
NN Group NV	1,018	43,701
PICC Property & Casualty Co., Ltd.	54,000	60,889
Ping An Insurance Group Co., of China Ltd.	60,871	587,153
Prudential PLC, ADR	3,762	169,177
Sampo PLC, Class A	26,582	1,360,391
SCOR SE	1,276	51,583
Sompo Holdings, Inc.	1,000	42,673
Sun Life Financial, Inc.	687	27,301
Suncorp Group, Ltd.	6,502	72,508
Swiss Life Holding AG*	265	95,987
Swiss Re AG	702	63,159
T&D Holdings, Inc.	5,000	75,973
Tokio Marine Holdings, Inc.	1,900	89,531
Topdanmark AS	17,465	749,678
		9,729,326
Internet — 3.5%
51job, Inc., ADR*	1,666	$128,799
58.com, Inc., ADR*	850	64,668
Alibaba Group Holdings, Ltd., SP ADR*	7,273	1,272,848
Auto Trader Group PLC (a)	105,485	615,021
Autohome, Inc., ADR	698	57,662
Baidu, Inc., SP ADR*	1,405	318,204
Ctrip.com International, Ltd., ADR*	3,454	135,224
JD.com, Inc., ADR*	17,700	554,010
Mercadolibre, Inc.	212	72,591
Naver Corp.	235	158,676
Tencent Holdings, Ltd.	47,229	2,030,241
Tencent Holdings, Ltd., ADR	4,888	210,868
United Internet AG	1,202	63,251
Vipshop Holdings, Ltd., ADR*	2,664	18,595
Weibo Corp., ADR*	774	59,397
Yandex NV, Class A*	11,013	353,848
		6,113,903
Internet Software & Services — 0.4%
Rightmove*	110,100	703,666
Investment Companies — 3.0%
EXOR NV	871	56,675
Groupe Bruxelles Lambert SA	26,836	2,816,951
Investor AB, Class B	1,717	77,516
Melrose Industries PLC	830,649	2,404,047
		5,355,189
Iron/Steel — 0.3%
JFE Holdings, Inc.	3,200	69,949
Posco, SP ADR	1,660	120,367
thyssenkrupp AG	1,756	40,577
Vale SA, SP ADR	28,610	377,652
		608,545
Leisure Time — 0.1%
Carnival PLC, ADR	1,162	70,789
Shimano, Inc.	500	77,150
TUI AG	3,859	71,187
		219,126
Lodging — 0.9%
Accor SA	1,280	64,108
Huazhu Group, Ltd., ADR	1,321	45,469
InterContinental Hotels Group PLC	19,789	1,222,035
InterContinental Hotels Group PLC, ADR	1,104	68,580
Sands China, Ltd.	32,259	157,627
Whitbread PLC	1,127	67,187
		1,625,006

The accompanying notes are an integral part of the financial statements.

10

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2018

	Number of Shares	Value
Machinery-Construction & Mining — 0.2%
ABB Ltd., SP ADR	3,884	$91,313
Atlas Copco AB, Class A	2,877	82,016
Komatsu, Ltd.	3,500	99,234
Mitsubishi Electical Corp.	10,000	134,995
		407,558
Machinery-Diversified — 1.7%
Amada Co., Ltd.	73,900	789,793
CNH Industrial NV	4,464	53,523
Deere & Co.	1,325	190,535
Fanuc Corp., ADR	7,000	137,200
Keyence Corp.	300	169,833
Kone Corp., Class B	16,973	916,397
Mitsubishi Heavy Industries, Ltd.	2,000	74,209
SMC Corp.	200	66,632
Spirax-Sarco Engineering PLC	5,121	474,007
Weir Group PLC, (The)	2,277	55,402
Yaskawa Electric Corp.	1,500	50,361
		2,977,892
Media — 1.6%
Grupo Televisa SAB, ADR	4,968	89,474
Informa PLC	7,235	71,541
Naspers, Ltd.	787	174,758
Naspers, Ltd., SP ADR	3,090	139,081
Shaw Communications, Inc., Class B	3,474	70,071
Sky PLC	4,730	94,466
Thomson Reuters Corp.	1,860	82,826
Vivendi SA	663	17,232
Wolters Kluwer	32,592	2,067,747
		2,807,196
Mining — 0.8%
Alrosa PJSC	79,022	118,863
Anglo American PLC	4,509	90,546
AngloGold Ashanti, Ltd., SP ADR	3,200	25,312
Antofagasta PLC	3,186	33,373
Barrick Gold Corp.	1,489	15,515
BHP Billiton Ltd., SP ADR	5,150	247,406
Cia de Minas Buenaventura, ADR	3,537	44,531
Glencore PLC*	34,714	141,427
Gold Fields, Ltd., SP ADR	8,784	21,872
Mitsubishi Materials Corp.	2,000	54,080
Norsk Hydro ASA	5,861	32,316
Randgold Resources, Ltd., ADR	1,011	66,008
Southern Copper Corp.	5,029	219,466
Teck Resources, Ltd., Class B	2,264	51,483
Vedanta, Ltd., ADR	14,575	186,269
		1,348,467
Miscellaneous Manufacturing — 1.3%
Fujifilm Holdings Corp.	2,100	$88,700
Siemens AG, SP ADR	2,906	188,323
Smiths Group PLC	100,808	2,110,640
		2,387,663
Office/Business Equipment — 0.1%
Canon, Inc., SP ADR	4,400	141,196
Oil & Gas — 4.5%
BP PLC, SP ADR	10,791	462,718
Canadian Natural Resources, Ltd.	2,988	102,100
Cenovus Energy, Inc.	2,063	19,207
China Petroleum & Chemical Corp., ADR	1,114	110,631
China Petroleum & Chemical Corp.	119,843	120,584
CNOOC, Ltd.	209,229	371,250
CNOOC, Ltd., SP ADR	682	121,198
DCC PLC	37,089	3,348,284
Ecopetrol SA, SP ADR	5,171	116,865
Encana Corp.	5,478	72,693
Eni SpA	36,119	670,262
Eni SpA, SP ADR	3,482	129,356
Equinor ASA, SP ADR	3,682	94,885
Galp Energia SGPS SA	3,944	80,046
Imperial Oil, Ltd.	2,264	70,659
JXTG Holdings, Inc.	12,300	86,603
Lukoil , PJSC, SP ADR	4,935	340,811
Neste Oyj	608	52,788
Novatek PJSC, GDR	1,148	184,590
OMV AG	1,429	75,761
PetroChina Co., Ltd., ADR	692	51,250
Petroleo Brasileiro, SP ADR	3,767	40,947
Reliance Industries, Ltd., GDR (a)	4,942	173,031
Repsol SA	4,714	90,664
Royal Dutch Shell PLC, Class A, SP ADR	1,990	129,808
Sasol Ltd., SP ADR	2,670	104,824
Suncor Energy, Inc.	4,158	171,226
Tatneft PJSC, SP ADR	1,630	113,367
Total SA, SP ADR	6,044	379,201
Woodside Petroleum, Ltd.	3,539	93,891
		7,979,500
Pharmaceuticals — 7.1%
Alfresa Holdings Corp.	80,100	2,007,832
Astellas Pharma, Inc.	5,600	94,940
AstraZeneca PLC, SP ADR	5,836	223,752
Bayer AG	6,828	637,220
CSPC Pharmaceutical Group, Ltd.	39,539	99,864
Daiichi Sankyo Co., Ltd.	2,000	78,063

The accompanying notes are an integral part of the financial statements.

11

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2018

	Number of Shares	Value
Pharmaceuticals — (Continued)
Dr. Reddy's Laboratories, Ltd., ADR	2,943	$103,417
Eisai Co., Ltd.	1,000	90,557
Glaxosmithkline PLC	98,574	1,996,401
Glaxosmithkline PLC, SP ADR	5,820	235,710
Merck KGaA	1,774	186,409
Novartis AG	22,784	1,890,210
Novartis AG, SP ADR	10,900	904,809
Novo-Nordisk AS, SP ADR	3,450	169,637
Roche Holdings AG	3,793	940,488
Roche Holdings AG, SP ADR	10,904	337,588
Sanofi	23,956	2,057,187
Sanofi, ADR	7,168	307,149
Shionogi & Co., Ltd.	1,400	81,365
Sino Biopharmaceutical, Ltd.	50,000	63,370
Takeda Pharmaceutical Co., Ltd., SP ADR	3,534	73,755
Teva Pharmaceutical Industries, Ltd., SP ADR	3,504	80,277
UCB SA	1,192	109,115
		12,769,115
Pipelines — 0.2%
APA Group	11,153	80,170
Enbridge, Inc.	6,151	210,180
TransCanada Corp.	3,075	130,995
		421,345
Private Equity — 0.1%
3i Group PLC	6,041	70,342
Macquarie Korea Infrastructure Fund	9,354	75,629
		145,971
Real Estate — 1.2%
British Land Co., PLC, (The)	8,147	67,193
CapitaLand, Ltd.	26,000	64,989
China Overseas Land & Investment, Ltd.	94,394	299,184
Deutsche Wohnen SE	1,601	80,936
Great Eagle Holdings, Ltd.	211,662	1,042,767
Henderson Land Development Co., Ltd	300	1,587
ICADE	675	65,840
Kerry Properties, Ltd.	14,000	53,093
SM Prime Holdings, Inc.	182,176	132,968
UOL Group, Ltd.	18,000	90,612
Vonovia SE	1,638	84,021
Wheelock & Co., Ltd.	10,000	62,791
		2,045,981
REITS — 1.1%
Fonciere Des Regions	650	67,986
Goodman Group	12,011	92,511
Klepierre SA	2,040	73,324
REITS — (Continued)
Link	11,500	$114,624
Merlin Properties Socimi SA	102,526	1,429,780
Scentre Group	24,524	72,607
Unibail-Rodamco-Westfield*	3,660	38,205
		1,889,037
Retail — 3.0%
Ace Hardware Indonesia Tbk PT	1,009,659	93,220
Aeon Co., Ltd.	4,600	99,615
Cie Financiere Richemont SA	1,475	130,244
Clicks Group, Ltd.	44,871	619,714
CP ALL PCL, NVDR	54,849	113,133
Fast Retailing Co., Ltd.	200	93,217
Industria de Diseno Textil SA	3,055	92,318
Li Ning Co., Ltd.*	97,219	102,612
Mr. Price Group, Ltd.	13,912	213,272
Next PLC	681	48,623
Nitori Holdings Co., Ltd.	400	60,692
Pandora A/S	660	39,432
Restaurant Brands International, Inc.	1,377	79,040
Swatch Group AG, (The)	4,111	1,751,215
Tsuruha Holdings	13,200	1,506,625
Wal-Mart de Mexico SAB de CV	107,889	298,731
Yum China Holdings, Inc.	84	3,249
		5,344,952
Semiconductors — 2.6%
ASE Technology Holding Co., Ltd., ADR	20,548	100,685
ASML Holding NV	123	25,221
Chipbond Technology Corp.	15,624	35,760
Mediatek, Inc.	15,000	122,885
NXP Semiconductors NV*	967	90,066
Samsung Electronic Co., Ltd.	469	500,819
Samsung Electronic Co., Ltd.	24,156	1,050,077
Semiconductor Manufacturing International Corp., ADR*	6,576	38,864
SK Hynix, Inc.	1,904	142,000
STMicroelectronics NV	2,996	61,987
Taiwan Semiconductor Manufacturing Co., Ltd.	93,000	779,218
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	31,992	1,394,851
Tokyo Electron, Ltd.	600	102,150
United Microelectronics Corp., SP ADR	49,606	138,401
Vanguard International Semiconductor Corp.	27,724	67,277
		4,650,261

The accompanying notes are an integral part of the financial statements.

12

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2018

	Number of Shares	Value
Software — 1.9%
Amadeus IT Holdings SA	18,233	$1,690,806
Dassault Systemes SE	509	82,602
Douzone Bizon Co., Ltd.	1,637	83,807
Kingdee International Software Group Co., Ltd.	113,660	129,696
Momo, Inc., ADR*	2,841	131,510
MSCI, Inc.	1,009	181,882
Onemarket, Ltd.*	497	377
Open Text Corp.	2,156	84,623
Playtech PLC	100,121	691,282
SAP SE, SP ADR	2,544	304,618
Sea, Ltd., ADR*	3,999	56,986
		3,438,189
Telecommunications — 4.8%
America Movil SAB de CV, SP ADR	2,704	45,346
BCE, Inc.	1,890	77,055
Belgacom SA	25,823	594,855
BT Group PLC, ADR	3,886	55,181
China Mobile, Ltd.	108,000	1,015,796
China Mobile, Ltd., SP ADR	9,200	441,508
China Unicom Hong Kong, Ltd., ADR	6,454	75,641
Deutsche Telekom AG*	9,609	154,961
KDDI Corp.	80,689	2,133,404
MTN Group, Ltd.	12,576	76,144
Nice Sys Ltd., SP ADR*	759	87,733
NTT DOCOMO, Inc.	3,762	97,495
PLDT, Inc., SP ADR	3,144	82,436
Rogers Communications, Inc., Class B	1,552	80,409
SK Telecom Ltd., SP ADR	5,716	148,673
Softbank Group Corp., ADR	3,570	165,166
Telefonaktiebolaget LM Ericsson	221,832	1,871,775
Telefonaktiebolaget LM Ericsson, SP ADR	10,461	87,977
Telefonica SA, SP ADR	14,699	119,209
Telekomunikasi Indonesia Persero Tbk PT	556,504	132,183
Telekomunikasi Indonesia Persero Tbk PT, SP ADR	5,863	138,777
Turkcell Iletisim Hizmetleri AS, ADR	16,257	66,166
Vodafone Group PLC	324,719	691,922
Vodafone Group PLC, SP ADR	2,692	58,174
		8,497,986
Toys/Games/Hobbies — 0.1%
Nintendo, Ltd., ADR	2,456	110,397
Transportation — 0.4%
AP Moller-Maersk, Class B	50	$77,490
Canadian National Railway Co.	1,594	141,723
Canadian Pacific Railway, Ltd.	424	89,273
Central Japan Railway Co.	419	84,126
Deutsche Post AG, SP ADR	2,115	76,944
DSV AS	876	82,260
West Japan Railway Co.	1,061	71,144
ZTO Express Cayman, Inc., ADR	2,066	38,138
		661,098
Trucking & Leasing — 0.0%
AerCap Holdings NV*	1,335	76,055
Water — 0.6%
Severn Trent PLC	2,083	54,103
United Utilities Group PLC	101,060	972,687
		1,026,790
TOTAL COMMON STOCKS
(Cost $155,512,711)		154,362,896

EXCHANGE TRADED FUNDS — 0.6%

Diversified Financial Services — 0.2%
Ishares MSCI India ETF	9,438	336,748
Other Investment Pools and Funds — 0.4%
Invesco India Exchange-Traded Fund Trust	23,070	607,202
iShares MSCI South Korea ETF	1,533	103,202
		710,404
TOTAL EXCHANGE TRADED FUNDS
(Cost $1,012,643)		1,047,152

PREFERRED STOCKS — 1.9%

Auto Manufacturers — 0.3%
Bayerische Motoren Werke AG, 5.541%	6,311	529,224
Banks — 0.2%
Itau Unibanco Holdings, SP ADR, 9.556%	41,020	427,428
Chemicals — 0.4%
Braskem SA, SP ADR, 6.354%	845	24,522
Fuchs Petrolub SE, 1.786%	11,135	651,943
		676,465
Cosmetics/Personal Care — 0.6%
LG Household & Health Care, Ltd., 1.235%	1,240	833,874
Electric — 0.0%
Cia Energetica de Minas Gerais, SP ADR, 9.463%	11,890	21,283

The accompanying notes are an integral part of the financial statements.

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AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Concluded)

August 31, 2018

	Number of Shares	Value
Food — 0.0%
Cia Brasileira de Distribuicao, SP ADR, 1.364%	2,367	$47,293
Semiconductors — 0.4%
Samsung Electronic Co., Ltd., 3.250%	21,666	771,988
Telecommunications — 0.0%
Telefonica Brasil SA, ADR, 7.653%	2,702	26,723

TOTAL PREFERRED STOCKS
(Cost $3,392,827)		3,334,278

RIGHTS – 0.0%

Transportation Infrastructure — 0.0%
Transurban Group*	1,709	0

TOTAL RIGHTS
(Cost $1,337)		0

SHORT-TERM INVESTMENTS — 8.6%
First American Government Obligations Fund, 1.84% (b)	15,210,871	15,210,871
TOTAL SHORT-TERM INVESTMENTS
(Cost $15,210,871)		15,210,871
TOTAL INVESTMENTS — 98.3%
(Cost $175,130,389)		173,955,197
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.7%		3,012,543
NET ASSETS — 100.0%		$176,967,740

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of August 31, 2018, total market value of Rule 144A securities is $2,402,053 and represents 1.4% of net assets.

(b)	Seven-day yield as of August 31, 2018.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVDR	Non-Voting Depository Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SP ADR	Sponsored ADR

The accompanying notes are an integral part of the financial statements.

14

AQUARIUS INTERNATIONAL FUND

STATEMENT of Assets and Liabilities

August 31, 2018

ASSETS
Investments, at value (cost $159,919,518)	$158,744,326
Short-term investments, at value (cost $15,210,871)	15,210,871
Foreign currency at value (cost $881,726)	876,373
Receivables for:
Capital shares sold	2,747,354
Investments sold	453,239
Dividends	414,923
Total assets	178,447,086

LIABILITIES
Due to custodian	77,245
Payables for:
Investments purchased	1,288,448
Capital shares redeemed	10,000
Other accrued expenses and liabilities	103,653
Total liabilities	1,479,346
Net assets	$176,967,740

NET ASSETS CONSIST OF:
Par value	$18,411
Paid-in capital	181,926,903
Undistributed/(accumulated) net investment income/(loss)	885,063
Accumulated net realized gain/(loss) from investments	(4,682,092)
Net unrealized appreciation/(depreciation) on investments	(1,180,545)
Net assets	$176,967,740

CAPITAL SHARES:
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	18,410,537
Net asset value, offering and redemption price per share	$9.61

The accompanying notes are an integral part of the financial statements.

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AQUARIUS INTERNATIONAL FUND

Statement of Operations

For the PERIOD Ended August 31, 2018*

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $150,059)	$1,528,488
Total investment Income	1,528,488

EXPENSES
Sub-advisory fees (Note 2)	200,401
Custodian fees (Note 2)	85,373
Administration and accounting services fees (Note 2)	37,584
Registration and filing fees	34,713
Audit fees	28,570
Transfer agent fees (Note 2)	8,805
Printing and shareholder reporting fees	3,507
Legal fees	2,140
Other expenses	4,281
Total expenses	405,374
Net investment income/(loss)	1,123,114

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	(4,655,509)
Foreign currency transactions	(264,634)
Net change in unrealized appreciation/(depreciation) on investments	(1,180,545)
Net realized and unrealized gain/(loss) on investments	(6,100,688)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,977,574)

*	Inception date of the Fund was April 17, 2018

The accompanying notes are an integral part of the financial statements.

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AQUARIUS INTERNATIONAL FUND

Statements of Changes in Net Assets

For the Period Ended August 31, 2018*
INCREASE/(DECREASE) IN NET ASSETS FORM OPERATIONS
Net investment income/(loss)	$1,123,114
Net realized gain/(loss) from investments and foreign currency transactions	(4,920,143)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(1,180,545)
Net increase/(decrease) in net assets resulting from operations	(4,977,574)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	182,733,411
Reinvestment of distributions	—
Shares redeemed	(788,097)
Net increase/(decrease) in net assets resulting from capital share transactions	181,945,314
Total increase/(decrease) in net assets	176,967,740

NET ASSETS:
Beginning of period	—
End of period	$176,967,740
Undistributed/(accumulated) net investment income/(loss), end of period	$885,063

SHARE TRANSACTIONS:
Shares sold	18,491,161
Shares reinvested	—
Shares redeemed	(80,624)
Net increase/(decrease) in shares	18,410,537

*	Inception date of the Fund was April 17, 2018.

The accompanying notes are an integral part of the financial statements.

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AQUARIUS INTERNATIONAL FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Period April 17, 2018(1) to August 31, 2018
Per Share Operating Performance
Net asset value, beginning of period	$10.00
Net investment income/(loss)(2)	0.08
Net realized and unrealized gain/(loss) from investments	(0.47)
Net increase/(decrease) in net assets resulting from operations	(0.39)
Net asset value, end of period	$9.61
Total investment return(3)	(3.90)%

Ratios/Supplemental Data
Net assets, end of period (000's)	$176,968
Ratio of expenses to average net assets	0.80	%(5)
Ratio of net investment income/(loss) to average net assets	2.21	%(5)
Portfolio turnover rate	36	%(4)

(1)	Commencement of operations.

(2)	Calculated based on average shares outstanding for the period.

(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.

(5)	Annualized.

The accompanying notes are an integral part of the financial statements.

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AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2018

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty active investment portfolios, including the Aquarius International Fund (the “Fund”), which commenced investment operations on April 17, 2018.

RBB has authorized capital of one hundred billion shares of common stock of which 87.023 billion shares are currently classified into one hundred and eighty-one classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective seeks capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Fund is August 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal period April 17, 2018 through August 31, 2018 (the “current fiscal period”).

PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

FAIR VALUE MEASUREMENTS – The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

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AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2018

● Level 1	—	Prices are determined using quoted prices in active markets for identical securities.

● Level 2	—	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3	—	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Common Stocks	$154,362,896	$37,556,030	$116,806,866	$—
Exchange Traded Funds	1,047,152	1,047,152	—	—
Preferred Stocks	3,334,278	547,249	2,787,029	—
Rights	—	—	—	—
Short-Term Investments	15,210,871	15,210,871	—	—
Total Investments*	$173,955,197	$54,361,302	$119,593,895	$—

*	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no transfers between Levels 1, 2 and 3.

20

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2018

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains (including net short-term capital gains), if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Investment Adviser and Other Services

Altair Advisers, LLC (“Altair” or the “Adviser”) serves as the investment adviser to the Fund. Aperio Group, LLC, Driehaus Capital Management, LLC, Mawer Investment Management, Ltd. and Setanta Asset Management Limited each serve as an investment sub-adviser (“Sub-Adviser”) to the Fund.

The Fund is managed by the Adviser and one or more Sub-Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Adviser has an investment team that is jointly responsible for the day-to-day management of the Fund. The Sub-Advisers provide investment advisory services to the portion of the Fund’s portfolio allocated to them by the Adviser. The Adviser and the Fund have entered into sub-advisory agreements with the Sub-Advisers to manage the Fund, subject to supervision of the Adviser and the Board, and in accordance with the investment objective and restrictions of the Fund. The Fund compensates the Sub-Advisers for their services at an annual rate based on the Fund’s average daily net assets, (the “Sub-Advisory Fee”), not to exceed 0.90%, payable on a monthly basis in arrears.

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AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2018

During the current fiscal period, collectively, sub-advisory fees accrued were $200,401, or the rate of 0.39%.

The Fund is currently only available to clients of the Adviser and to other investors at the Fund’s discretion. The Adviser does not receive a separate management fee from the Fund. However, pursuant to the Fund’s investment advisory agreement with the Adviser, the Adviser is entitled to receive reimbursement for compliance expenses in connection with managing the Fund, up to 0.03% of the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

3. Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary, and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director’s and Officer’s compensation amounts, please refer to the Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

PURCHASES	SALES
$210,061,622	$45,395,547

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

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AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2018

As of August 31, 2018, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	Net Unrealized Appreciation/ (Depreciation)
$176,848,506	$4,626,864	$(7,520,173)	$(2,893,309)

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2018, primarily attributable to foreign currency and an adjustment for sale of PFIC, were reclassified among the following accounts:

UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	ACCUMULATED NET REALIZED GAIN/(LOSS)	PAID-IN CAPITAL
$(238,051)	$238,051	$—

As of August 31, 2018, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION/ (DEPRECIATION)	QUALIFIED LATE-YEAR LOSSES
$929,577	$—	$(3,890,215)	$(2,893,309)	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal period ended August 31, 2018, were as follows:

ORDINARY INCOME	LONG-TERM GAINS	TOTAL
$—	$—	$—

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2018, the Fund had capital loss carryforwards of $3,890,215.

23

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

August 31, 2018

6. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

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AQUARIUS INTERNATIONAL FUND

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Aquarius International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Aquarius International Fund (the “Fund”), a separately managed portfolio of The RBB Fund, Inc., as of August 31, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period April 17, 2018 (commencement of operations) through August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the period April 17, 2018 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Philadelphia, Pennsylvania
October 25, 2018

We have served as the auditor of one or more Altair Advisers, LLC investment companies since 2015.

25

AQUARIUS INTERNATIONAL FUND

Shareholder Tax Information (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable period ended August 31, 2018. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. During the fiscal year ended August 31, 2018, the Fund did not pay ordinary income dividends nor long-term capital gain dividends to its shareholders.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2019.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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AQUARIUS INTERNATIONAL FUND

Other Information (Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6482 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement and Sub-Advisory Agreements

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company , including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered (1) the approval of the investment advisory agreement between Altair and the Company (the “Investment Advisory Agreement”) on behalf of the Fund, and (2) the approval of sub-advisory agreements among Altair, the Company and each of Aperio Group, LLC, Driehaus Capital Management, LLC, Mawer Investment Management Ltd., and Setanta Asset Management Limited (collectively, the “Sub-Advisers”) (together, the “Sub-Advisory Agreements”), at a meeting of the Board held on December 7, 2017 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Sub-Advisory Agreements for an initial period ending August 16, 2019. The Board’s decision to approve the Investment Advisory Agreement and the Sub-Advisory Agreements reflects the exercise of its business judgment. In approving the Investment Advisory Agreement and the Sub-Advisory Agreements, the Board considered information provided by Altair and each of the Sub-Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the approval of the Investment Advisory Agreement between the Company and Altair with respect to the Fund and the approval of new Sub-Advisory Agreement between Altair and the Sub-Advisers, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services to be provided to the Fund by Altair and each Sub-Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Altair’s and the Sub-Advisers’ investment philosophies and processes; (iv) Altair’s and the Sub-Advisers’ assets under management and client descriptions; (v) Altair’s and the Sub-Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Altair’s and the Sub-Advisers’ advisory fee arrangements and other similarly managed clients, as applicable; (vii) Altair’s and the Sub-Advisers’ compliance procedures; (viii) Altair’s and the Sub-Advisers’ financial information and insurance coverage; (ix) the extent to which economies of scale are relevant to the Fund; and (x) a report prepared by Broadridge/Lipper comparing the Fund’s proposed management fees and total expense ratio to those of its Lipper Group. The Directors noted that the Fund had not yet commenced operations, and consequently there was no performance information to review with respect to the Fund.

As part of their review, the Directors considered the nature, extent and quality of the services to be provided by Altair and each Sub-Adviser. The Directors concluded that Altair and each Sub-Adviser had substantial resources to provide services to the Fund.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement and Sub-Advisory Agreements. In this regard, information on the fees to be paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for

27

AQUARIUS INTERNATIONAL FUND

Other Information (Unaudited) (Concluded)

mutual funds advised by other, unaffiliated investment advisory firms. The Directors also considered that the total expenses of the Fund ranked in the first quintile of its Lipper Expense Universe. The Directors considered that the Fund does not pay a contractual management fee to Altair, but instead reimburses for compliance expenses in connection with managing the Fund up to 0.03% of the Fund’s average daily net assets. The Directors also considered the fees payable to each Sub-Adviser under the Sub-Advisory Agreements.

After reviewing the information regarding Altair’s and the Sub-Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Altair and Sub-Advisers, the Directors concluded that the investment advisory fees to be paid by the Fund to Altair and the sub-advisory fees to be paid to each Sub-Adviser were fair and reasonable and that the Investment Advisory Agreement and Sub-Advisory Agreements should be approved for an initial period ending August 16, 2019.

28

AQUARIUS INTERNATIONAL FUND

Company Management (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6482.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	30	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	30	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003-2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	30	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

29

AQUARIUS INTERNATIONAL FUND

Company Management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Director	2006 to present	Since 1997, Consultant, financial services organizations.	30	Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 70	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	30	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	30	WisdomTree Investments, Inc. (asset management company); Fidelity National Information Services, Inc. (financial services technology company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	30	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	30	None

30

AQUARIUS INTERNATIONAL FUND

Company Management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 55	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 65	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A

31

AQUARIUS INTERNATIONAL FUND

Company Management (Unaudited) (Concluded)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 47	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 39	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 30 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment services industry.

32

AQUARIUS INTERNATIONAL FUND

Privacy Notice (Unaudited)

FACTS	WHAT DOES THE AQUARIUS INTERNATIONAL FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●  Social Security number

●  account balances

●  account transactions

●  transaction history

●  wire transfer instructions

●  checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Aquarius International Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Aquarius International Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6482

33

AQUARIUS INTERNATIONAL FUND

Privacy Notice (Unaudited)

What we do
How does the Aquarius International Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Aquarius International Fund collect my personal information?

We collect your personal information, for example, when you

●  open an account

●  provide account information

●  give us your contact information

●  make a wire transfer

●  tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●  sharing for affiliates’ everyday business purposes — information about your creditworthiness

●  affiliates from using your information to market to you

●  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●  Our affiliates include Altair Advisers, LLC, the investment adviser to the Aquarius International Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Aquarius International Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

●  Aquarius International Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

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Investment Adviser
Altair Advisers, LLC
303 West Madison Street, Suite 600
Chicago, IL 60606

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1800
Philadelphia, PA 19103

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

AQU-AR18

Bogle Investment
Management

Small Cap
Growth Fund

of THE RBB FUND, INC.

Annual Report
August 31, 2018

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Bogle Investment Management
Small Cap Growth Fund

Annual Investment Adviser’s Report

August 31, 2018 (Unaudited)

Fellow Shareholder:

For the fiscal year ended August 31, 2018, the Bogle Investment Management Small Cap Growth Fund (the “Fund”) returned +21.77%, underperforming by -3.68% the unmanaged Russell 2000® Index of small cap stocks (the “Benchmark”), which returned +25.45% over the same period. The Fund’s periodic returns and returns since inception are shown in the chart on page five (returns are calculated as the growth of the dollar value of a minimum investment made at the inception of the Fund, compared to the same investment in the Benchmark). The following sections of this letter will provide background on the market environment, performance attribution, Fund characteristics as of its fiscal year end, and a Bogle Investment Management, L.P. business update.

Market Environment. U.S. small cap equity markets, as measured by the Benchmark, delivered strong performance for the fiscal year. Performance was relatively stable over the period, with the Benchmark delivering positive results in ten of the twelve months. The Benchmark started the fiscal year on a strong note, returning +15.02% from September 1, 2017 through January 26, 2018. Volatility picked up in February and March of 2018 amid fears of a global trade war between the U.S. and China. From January 29, 2018 through April 2, 2018, the Benchmark returned -6.92% as tariffs on steel and other imported goods announced by the Trump administration and counter-measures from China dominated headlines. Investor fear didn’t last long, however, and positive economic data outweighed concerns regarding trade for the balance of the fiscal year. From April 3, 2018 through August 31, 2018, the Benchmark returned +17.18%.

Small cap stocks outperformed large cap stocks for the fiscal year, with the Russell 2000® Index of small cap stocks beating the Russell 1000® Index of large cap stocks (up +25.45% versus +19.82%). Continuing a steady trend since late 2016, investors showed a preference for growth over value investments. For the fiscal year, the Russell 2000® Growth Index outperformed the Russell 2000® Value Index by approximately ten percentage points (up +30.72% versus +20.05%). Consistent with the relatively steady market gains, the volatility of the Fund and the volatility of the Benchmark for the fiscal year were significantly below longer term averages. Excepting a brief spike in volatility in February and March, the CBOE Volatility Index, which measures implied or expected market volatility, spent much of 2018 near historically low levels.

Performance Attribution. Although the Fund delivered positive performance for the fiscal year, it underperformed the Benchmark by -3.68%, net of all fees and expenses. Because we hold very little cash and tend to have limited sector deviations compared to the Benchmark, the majority of our performance relative to Benchmark is typically attributed to “stock selection,” which was the case for the fiscal year. Specific Fund holdings with significant negative contributions were Versartis, Inc. (VSAR), Pampa Energia S.A. (PAM), and Tailored Brands, Inc. (TLRD). Stocks with significant positive contributions included Etsy, Inc. (ETSY), Medifast, Inc. (MED), and Crocs, Inc. (CROX). Return differences between the Fund and Benchmark attributed to major risk factors such as growth, capitalization and beta were relatively small.

In addition to stock selection and common factor exposures, we also evaluate the effectiveness of the individual models that form our composite stock selection process. The investment process combines insights derived from a rigorous and systematic analysis of fundamental financial data and complementary sources of information that measure non-fundamental, often shorter-horizon data. This combination of signals can be thought of, conceptually, as the exploitation of investment opportunities created, primarily, by stocks with attractive fundamental financial characteristics whose appeal hasn’t yet been fully appreciated by the market, and secondarily, by opportunistically trading these securities when market data indicate that there is a statistical probability that their current prices will either revert toward, or start to diverge from, their short-term equilibrium price levels. Our fundamental models tend to work best when markets are focused more on discriminating between similar stocks than when investors are focused on broader macroeconomic themes, moving into or out of groups or portfolios of stocks in unison. During periods when investors are focused on macroeconomic themes, our non-fundamental signals are designed to try to add value by finding both a greater number of opportunities from, and greater likelihood of investment success with, short-term price movements caused by thematic trading. Consistent with model tendencies, our different model types contributed at different times during the fiscal year. For the full fiscal year, the Fund’s exposure to fundamentally attractive stocks that exhibited better potential for earnings growth relative to other stocks, were undervalued in comparison to other stocks, and exhibited stronger financial quality characteristics in comparison to

1

Bogle Investment Management
Small Cap Growth Fund

Annual Investment Adviser’s Report

August 31, 2018 (Unaudited)

other stocks was not rewarded. Despite the fact that these exposures did not allow us to beat our benchmark over the fiscal year, we remain confident that these fundamental exposures should be rewarded over the long term. The non-fundamental signals contributed positively over the period, but their contribution was not enough to offset the negative performance from the fundamental models.

Clients often ask us how we spend our days. Our offices are generally quiet, as the five of us on the investment team spend most of our time analyzing myriad data that relate to our investment process. We often evaluate new signals to potentially add to the investment models, review existing models to see if there are ways to improve them, and assess trading data to understand how efficiently our trading models have been working. At the point when one of us has concluded that an idea has sufficient potential for improving the live model, that analyst circulates his or her analysis with, among other things, (i) background on the concept; (ii) a postulate of why this apparent inefficiency exists (in other words, why it has not been arbitraged away by other managers); (iii) test results that demonstrate how consistently the new idea has performed in varying market environments and across different types of companies; (iv) a discussion of how the idea is similar or dissimilar to existing models; (v) an estimate of the degree to which other managers appear to have used similar concepts; and (vi) the code used to build and test the idea so that the other analysts can efficiently build the same model and perform their own analyses on it.

Over time, sometimes months, and often longer, the team starts to develop a consensus on whether an idea should be considered for inclusion in the live model. The road to inclusion is usually fairly long and includes many hurdles. The greatest hurdle is generally the last one: an evaluation of how the idea has performed with new data that was collected after the code was finalized. This step is critical as it’s all too easy to “fit” a model to historical data to maximize its statistical significance (we call this “predicting the past”). We believe that the best way to avoid this trap is to test a model on data that does not exist at the time its code is written. Therefore, we test the model on data that we collect over subsequent days and months. If these future test results are comparable to the historical results, across many different types of analyses, we then make a final decision about whether and when to add an idea to the live model.

The timing of inclusion of a new idea in our live model can be critical. We tend to make fewer changes when our investment performance has recently been poor, believing that we should wait for existing models to experience a rebound in performance before making changes. We’ve seen enough ups and downs in model performance to have a strong conviction that poor performance should be followed by good, and good should, at some point, also cycle down. Most of our changes occur during periods of good performance with the objective of improving the model to limit underperformance during the next down cycle.

While we never lack for ideas to research, the last year or two we’ve had a greater number of what we believe are promising new investment ideas than usual. We expect to be rolling some of these ideas into the live investment process over the coming months or quarters. We thank you for your patience and long-term perspective in continuing to trust our stewardship of your investment.

Fund Characteristics. As of August 31, 2018, the Fund held 115 stocks, with the largest position representing 1.81% of net assets. As shown in the table [to the right], the Fund looks similar to the Benchmark across a variety of fundamental risk characteristics. As of August 31, 2018, the Fund’s median market capitalization was smaller than the Benchmark. The Fund’s median price-to-sales ratio was also below the Benchmark, reflecting the influence of our relative valuation model.

Fundamental Characteristics August 31, 2018
Median	BOGIX*		Russell 2000® Index
Median Market Cap ($mil.)	$1,760		$2,305
Price/Historical Earnings	28.9	x	23.3	x
Price/Forward Earnings	22.8	x	19.6	x
Price/Sales	2.3	x	2.8	x

*

The Fund’s median characteristics refer to the Fund’s holdings, not the Fund itself. Price/Historical Earnings is a measure of the price paid for a share relative to the last year of earnings per share. Price/Forward Earnings is a measure of the price paid for a share relative to the estimated future earnings (over the next one to two years) per share. Estimated future earnings come from the First Call database and actual earnings may vary from this figure. Price/Sales is a measure of the price paid for a share relative to the last year of revenues per share.

2

Bogle Investment Management
Small Cap Growth Fund

Annual Investment Adviser’s Report

August 31, 2018 (Unaudited)

The Fund’s annualized active volatility (the variability of the difference between Fund and Benchmark performance, also called “tracking error”) was 6.0% in the fiscal year ended August 31, 2018, slightly below the Fund’s long-term average of 6.4%. The Fund’s beta with the Benchmark was approximately 1.11.

Risk Statistics* Fiscal Year Period
Measurement	BOGIX	Russell 2000® Index
Standard Deviation	15.8%	13.2%
Active Volatility	6.0%
Beta with Russell 2000® Index	1.11

*

Risk statistics apply to the Fund and Benchmark. Standard deviation is a statistical measure of the range of performance. Active volatility is the standard deviation of the difference between the Fund and Benchmark performance. Beta is a measure of a portfolio’s sensitivity to market movements.

Self-Assessment. Despite returning more than +20% net of fees and expenses, the Fund underperformed the benchmark by -3.68%. We give ourselves a poor mark on relative performance. Although we know there will be environments in which our exposures are not rewarded, we remain confident in our potential to deliver over the long term. We have an experienced team of professionals who have worked together for many years. We focus on one core investment approach, and we strictly control the amount of capital we will accept to limit the erosion of our investment insights that inevitably comes from an asset base that has been allowed to grow too large. We maintain conviction that we have all of the elements required as we seek to deliver attractive long-term returns.

While investment results are our primary focus, our shareholder services are important as well. We work with U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, to provide shareholder services, giving them feedback that we have received from you as well as feedback from us based on our own experiences as fellow shareholders. We encourage you to let us know how we can improve your shareholder experience.

Progress at Bogle Investment Management. At the end of August 2018, net assets in the Fund were $97 million. Our investment team remains unchanged; the same five investment professionals continue to work together to generate new ideas for improving our investment process. We appreciate you staying the course with your investments with us.

More information about the Fund, including sector allocation, fundamental characteristics, and top ten holdings, can be viewed on our website, www.boglefunds.com. The Fund’s net asset value is updated daily while other Fund information is updated quarterly. Fund information is also available on Morningstar.com and other internet-based financial data providers. We thank you for your ongoing support and, moreover, for the trust and confidence you have placed in us.

Respectfully,

Bogle Investment Management, L.P.
Management Office: 781-283-5000
Shareholder Services Toll Free: 1-877-BOGLEIM (264-5346)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-877-264-5346. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers in effect and would have been less in their absence.

The Fund’s investment adviser, Bogle Investment Management, L.P. (the “Adviser”), has contractually agreed to waive management fees and reimburse expenses through December 31, 2019 to the extent that total annual Fund operating expenses (excluding certain expenses) exceed 1.25%. The Adviser, in its discretion, has the right to extend this waiver. The total expense ratio for the Fund, prior to fee waivers, as stated in the current prospectus dated December 31, 2017, is 1.35%.

3

Bogle Investment Management
Small Cap Growth Fund

Annual Investment Adviser’s Report

August 31, 2018 (Unaudited)

The Russell 1000®Index is a market capitalization weighted index of approximately 1,000 of the largest companies in the U.S. equity markets. The Russell 2000® Index is an index of stocks 1001 through 3000 in the Russell 3000® Index, which is made up of 3,000 of the largest U.S. stocks ranked by market capitalization. The Russell 2000 Value®Index is a subset of the securities found in the Russell 2000®Index that exhibit a value probability using the price-to-book ratio. The Russell 2000 Growth®Index is a subset of the securities found in the Russell 2000®Index that exhibit a growth probability using the Institutional Brokers’ Estimate System (I/B/E/S) forecast medium-term growth (2-year) and sales per share historical growth (5-year). The indexes are published and maintained by FTSE Russell and a direct investment in the indexes is not possible. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell®is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and / or Russell ratings or underlying data and no party may rely on any Russell Indexes and / or Russell ratings and / or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. VIX is the ticker symbol for the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility.

Investing in small companies can involve more volatility, less liquidity and less available information than investing in large companies. The Fund may invest in undervalued securities which may not appreciate in value as anticipated or may remain undervalued for long periods of time.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

4

Bogle Investment Management
Small Cap Growth Fund

Performance Data

August 31, 2018 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Bogle Investment Management
Small Cap Growth Fund vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund made on October 1, 1999 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2018
	One Year	Five Year	Ten Year	Since Inception*
Bogle Investment Management Small Cap Growth Fund	21.77%	12.17%	11.68%	11.83%
Russell 2000® Index	25.45%	13.00%	10.46%	9.19%

*	For the period October 1, 1999 (commencement of operations) through August 31, 2018.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-877-264-5346. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers in effect and would have been less in their absence. The total annual Fund operating expense ratio, as stated in the current prospectus dated December 31, 2017, is 1.35% for the Fund prior to fee waivers.

Bogle Investment Management, L.P. (the “Adviser” or “Bogle”) waived a portion of its advisory fee and agreed to reimburse a portion of the Bogle Investment Management Small Cap Growth Fund’s (the “Fund”) operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions.

5

Bogle Investment Management
Small Cap Growth Fund

Fund Expense Example

August 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2018 through August 31, 2018 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual	$ 1,000.00	$ 1,129.50	$ 6.71	1.25%	12.95%
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.90	$ 6.36	1.25%	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio for the period March 1, 2018 to August 31, 2018, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half-year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund.

6

Bogle Investment Management
Small Cap Growth Fund

Portfolio Holdings Summary Table

August 31, 2018 (Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Finance	21.4%	$20,666,801
Health Technology	15.6	15,097,316
Technology Services	10.7	10,360,325
Electronic Technology	9.1	8,732,240
Commercial Services	7.0	6,725,944
Producer Manufacturing	6.8	6,569,070
Consumer Services	5.9	5,721,568
Consumer Non-Durables	5.5	5,312,647
Consumer Durables	2.9	2,829,521
Health Services	2.7	2,630,785
Industrial Services	2.6	2,529,309
Transportation	1.8	1,743,403
Retail Trade	1.8	1,733,239
Energy Minerals	1.0	996,368
Distribution Services	1.0	921,636
Communications	0.8	767,841
Utilities	0.5	466,767
Process Industries	0.4	407,200
Short-Term Investments	1.5	1,443,877
Other Assets in Excess of Liabilities	1.0	923,022
Net Assets	100.0%	$96,578,879

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

Bogle Investment Management
Small Cap Growth Fund

Portfolio of Investments

August 31, 2018

	Number of Shares	Value
Common Stocks—97.5%
Commercial Services—7.0%
Etsy, Inc.*	31,678	$1,542,402.00
Heidrick & Struggles International, Inc.	8,833	390,419
ICF International, Inc.	13,145	1,073,289
Kforce, Inc.	19,831	833,894
Medpace Holdings, Inc.*	14,360	858,584
Providence Service Corp, (The)*	12,717	853,820
QuinStreet, Inc.*	77,359	1,173,536
		6,725,944
Communications—0.8%
United States Cellular Corp.*	17,957	767,841

Consumer Durables—2.9%
GoPro, Inc., Class A*	201,657	1,292,621
Movado Group, Inc.	14,598	621,875
Turtle Beach Corp.*	39,940	915,025
		2,829,521
Consumer Non-Durables—5.5%
Crocs, Inc.*	78,248	1,616,604
Deckers Outdoor Corp.*	11,723	1,428,330
G-III Apparel Group Ltd.*	22,243	1,011,612
USANA Health Sciences, Inc.*	6,121	807,666
Vera Bradley, Inc.*	30,589	448,435
		5,312,647
Consumer Services—5.9%
Bloomin' Brands, Inc.	49,334	952,146
Care.com, Inc.*	52,875	1,027,361
Houghton Mifflin Harcourt Co.*	124,264	801,503
Liberty TripAdvisor Holdings, Inc., Class A*	53,209	843,363
Weight Watchers International, Inc.*	16,055	1,202,519
XO Group, Inc.*	29,763	894,676
		5,721,568
Distribution Services—1.0%
Performance Food Group Co.*	27,844	921,636

Electronic Technology—9.1%
American Outdoor Brands Corp.*	90,877	1,275,004
CTS Corp.	13,914	514,122
Engility Holdings, Inc.*	7,297	253,279
Fortinet, Inc.*	14,020	1,174,315
Immersion Corp.*	60,352	701,290
Kemet Corp.*	42,262	1,092,050
Mellanox Technologies Ltd.*	11,220	933,504
Radware Ltd.*	25,420	704,134
ShotSpotter, Inc.*	21,838	1,245,640
Vishay Intertechnology, Inc.	35,248	838,902
		8,732,240
Energy Minerals—1.0%
W&T Offshore, Inc.*	147,174	996,368

Finance—21.4%
Ambac Financial Group, Inc.*	40,167	848,729
Assurant, Inc.	6,927	712,234
Athene Holding Ltd., Class A*	13,900	690,274
BGC Partners, Inc., Class A	40,688	505,345
BrightSphere Investment Group PLC	60,825	771,869
Cannae Holdings, Inc.*	47,875	930,690
East West Bancorp, Inc.	10,390	658,622
Enova International, Inc.*	40,535	1,345,762
Essent Group Ltd.*	20,253	878,170
Evercore, Inc., Class A	5,597	594,122
First BanCorp Puerto Rico*	152,284	1,332,485
Green Dot Corp., Class A*	13,961	1,196,039
Hamilton Lane, Inc., Class A	19,653	958,673
Health Insurance Innovations, Inc., Class A*	33,050	1,748,345
Hilltop Holdings, Inc.	31,064	644,578
Hilton Grand Vacations, Inc.*	8,200	267,812
INTL FCStone, Inc.*	8,947	498,885
Investment Technology Group, Inc.	44,105	965,017
Jefferies Financial Group, Inc.	33,842	785,811
LPL Financial Holdings, Inc.	16,845	1,115,813
Newmark Group, Inc., Class A	30,657	393,942
OneMain Holdings, Inc.*	25,995	954,017
Popular, Inc.	18,226	917,497
Radian Group, Inc.	41,797	849,733
United Community Banks, Inc.	3,373	102,337
		20,666,801
Health Services—2.7%
R1 RCM, Inc.*	94,568	942,843
RadNet, Inc.*	64,739	896,635
Tenet Healthcare Corp.*	23,467	791,307
		2,630,785
Health Technology—15.6%
Acorda Therapeutics, Inc.*	6,447	185,674
ArQule, Inc.*	18,136	120,242
BioLife Solutions, Inc.*	43,946	1,052,946
CareDx, Inc.*	15,996	388,863

The accompanying notes are an integral part of the financial statements.

8

Bogle Investment Management
Small Cap Growth Fund

Portfolio of Investments (Concluded)

August 31, 2018

	Number of Shares	Value
Health Technology—(continued)
CytomX Therapeutics, Inc.*	47,951	$1,078,418
Enanta Pharmaceuticals, Inc.*	8,529	775,542
Five Prime Therapeutics, Inc.*	46,067	644,938
Haemonetics Corp.*	13,611	1,519,532
ICU Medical, Inc.*	3,267	999,702
IntriCon Corp.*	582	43,010
Luminex Corp.	31,635	892,423
Natera, Inc.*	32,363	894,513
NewLink Genetics Corp.*	37,550	116,405
Ophthotech Corp.*	17,620	45,107
Pieris Pharmaceuticals, Inc.*	102,946	570,321
PTC Therapeutics, Inc.*	31,114	1,298,699
QIAGEN NV*	24,595	958,467
REGENXBIO, Inc.*	1,261	88,837
Retrophin, Inc.*	13,725	434,945
STAAR Surgical Co.*	31,913	1,522,250
Surmodics, Inc.*	18,622	1,466,482
		15,097,316
Industrial Services—2.6%
Basic Energy Services, Inc.*	14,500	128,470
Casella Waste Systems, Inc., Class A*	34,254	972,128
Ocean Rig UDW, Inc.*	23,197	628,175
Tetra Tech, Inc.	11,469	800,536
		2,529,309
Process Industries—0.4%
Orion Engineered Carbons SA	100	3,600
Renewable Energy Group, Inc.*	6,585	177,466
Verso Corp.*	7,204	226,134
		407,200
Producer Manufacturing—6.8%
DMC Global, Inc.	23,631	927,517
Harsco Corp.*	52,764	1,490,583
Integer Holdings Corp.*	11,892	950,171
ITT, Inc.	13,133	776,292
Milacron Holdings Corp.*	51,943	1,101,191
NCI Building Systems, Inc.*	47,553	803,646
SPX FLOW, Inc.*	10,840	519,670
		6,569,070
Retail Trade—1.8%
Medifast, Inc.	7,577	1,733,239

Technology Services—10.7%
AppFolio, Inc., Class A*	1,085	92,659
Bottomline Technologies de, Inc.*	14,515	957,555
Box, Inc., Class A*	15,804	388,146
CyberArk Software Ltd.*	14,191	1,070,285
eGain Corp.*	63,483	907,807
Everbridge, Inc.*	2,077	125,056
EVERTEC, Inc.	34,603	832,202
Mimecast Ltd.*	20,311	844,735
New Relic, Inc.*	10,837	1,113,610
Okta, Inc.*	11,024	681,614
SendGrid, Inc.*	25,253	915,926
Twilio, Inc., Class A*	8,700	701,742
Varonis Systems, Inc.*	21,118	1,560,620
Workiva, Inc., Class A*	4,569	168,368
		10,360,325
Transportation—1.8%
ArcBest Corp.	18,189	874,891
Echo Global Logistics, Inc.*	26,160	868,512
		1,743,403
Utilities—0.5%
Pampa Energia SA, SP ADR*	15,334	466,767

Total Common Stocks
(Cost $78,703,485)		94,211,980

Short-Term Investments—1.5%
Fidelity Investments Money Market Funds - Government Portfolio, 1.82% (a)		1,443,877
Total Short-Term Investments
(Cost $1,443,877)		1,443,877
Total Investments—99.0%
(Cost $80,147,362)		95,655,857
Other Assets In Excess Of Liabilities—1.0%		923,022
Net Assets—100.0%		$96,578,879

*	Non-income producing security.

(a)	Seven-day yield as of August 31, 2018.

ADR — American Depositary Receipt.

PLC — Public Limited Company.

SP ADR — Sponsored American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

9

Bogle Investment Management
Small Cap Growth Fund

Statement Of Assets And Liabilities

August 31, 2018

Assets
Investments, at value (cost $78,703,485)	$94,211,980
Short-term investments, at value (cost $1,443,877)	1,443,877
Receivables for:
Investments sold	1,748,059
Dividends	28,288
Capital shares sold	8
Prepaid expenses and other assets	25,000
Total assets	97,457,212

Liabilities
Payables for:
Investments purchased	727,830
Investment advisory fees	75,266
Other accrued expenses and liabilities	75,237
Total liabilities	878,333
Net assets	$96,578,879

Net Assets Consist of:
Par value	$2,748
Paid-in capital	70,442,399
Undistributed/(accumulated) net investment income/(loss)	—
Accumulated net realized gain/(loss) from investments	10,625,237
Net unrealized appreciation/(depreciation) on investments	15,508,495
Net assets	$96,578,879

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	2,748,211
Net asset value, offering and redemption price per share	$35.14

The accompanying notes are an integral part of the financial statements.

10

Bogle Investment Management
Small Cap Growth Fund

Statement Of Operations

For the Year Ended August 31, 2018

Investment Income
Dividends (net of foreign taxes withheld of $2,843)	$729,020
Total investment income	729,020

Expenses
Advisory fees (Note 2)	1,072,909
Transfer agent fees (Note 2)	70,265
Administration and accounting fees (Note 2)	54,582
Audit and tax service fees	40,160
Legal fees	30,642
Custodian fees (Note 2)	30,105
Registration and filing fees	26,991
Printing and shareholder reporting fees	18,612
Officer’s fees	15,528
Director’s fees	14,233
Other expenses	12,944
Total expenses before waivers	1,386,971
Less: waivers (Note 2)	(45,835)
Net expenses after waivers	1,341,136
Net investment income/(loss)	(612,116)

Net Realized and Unrealized Gain/(Loss) from Investments
Net realized gain/(loss) from investments	13,872,196
Net change in unrealized appreciation/(depreciation) on investments	7,823,184
Net realized and unrealized gain/(loss) on investments	21,695,380
Net Increase/(Decrease) in Net Assets Resulting from Operations	$21,083,264

The accompanying notes are an integral part of the financial statements.

11

Bogle Investment Management
Small Cap Growth Fund

Statements of Changes in Net Assets

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Increase/(Decrease) in Net Assets From Operations:
Net investment income/(loss)	$(612,116)	$(695,143)
Net realized gain/(loss) from investments	13,872,196	17,835,877
Net change in unrealized appreciation/(depreciation) on investments	7,823,184	2,929,982
Net increase/(decrease) in net assets resulting from operations	21,083,264	20,070,716

Dividends and Distributions to Shareholders From:
Net realized capital gains
Institutional Class	(10,781,589)	—
Net decrease in net assets from dividends and distributions to shareholders	(10,781,589)	—

Increase/(Decrease) in Net Assets Derived From Capital Share Transactions:
Institutional Class
Proceeds from shares sold	1,934,636	2,362,029
Proceeds from exchange of Investor Class(1)	—	73,374,316
Reinvestment of distributions	10,427,402	—
Distributions for shares redeemed	(32,362,655)	(36,837,782)
Total from Institutional Class	(20,000,617)	38,898,563
Investor Class
Proceeds from shares sold	—	1,577,029
Reinvestment of distributions	—	—
Distributions for shares redeemed	—	(10,305,292)
Distributions from exchange to Institutional Class(1)	—	(73,374,316)
Total from Investor Class	—	(82,102,579)
Net increase/(decrease) in net assets from capital share transactions	(20,000,617)	(43,204,016)
Total increase/(decrease) in net assets	(9,698,942)	(23,133,300)

Net Assets:
Beginning of period	106,277,821	129,411,121
End of period	$96,578,879	$106,277,821
Undistributed/(accumulated) net investment income/(loss), end of period	$—	$(127,947)

The accompanying notes are an integral part of the financial statements.

12

Bogle Investment Management
Small Cap Growth Fund

Statements of Changes in Net Assets (Concluded)

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Increase/(Decrease) in Shares Outstanding Derived From Share Transactions:
Institutional Class
Shares sold	59,630	78,894
Shares exchanged from Investor Class (1)	—	2,379,818
Shares reinvested	344,480	—
Shares redeemed	(973,282)	(1,259,190)
Total from Institutional Class	(569,172)	1,199,522
Investor Class
Shares sold	—	55,604
Shares reinvested	—	—
Shares redeemed	—	(357,393)
Shares exchanged into Institutional Class (1)	—	(2,439,606)
Total from Investor Class	—	(2,741,395)
Net increase/(decrease) in shares outstanding derived from share transactions	(569,172)	(1,541,873)

(1)	Effective on April 28, 2017, the outstanding Investor Class Shares of the Fund were converted into Institutional Class Shares of the Fund.

The accompanying notes are an integral part of the financial statements.

13

Bogle Investment Management
Small Cap Growth Fund

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$32.04	$27.00	$30.00	$38.07	$29.49
Net investment income/(loss)(1)	(0.19)	(0.18)	(0.13)	(0.18)	(0.23)
Net realized and unrealized gain/(loss) from investments	6.63	5.22	1.21	(3.09)	8.87
Net increase/(decrease) in net assets resulting from operations	6.44	5.04	1.08	(3.27)	8.64
Dividends and distributions to shareholders from:
Net investment income	—	—	—	—	(0.06)
Net realized capital gains	(3.34)	—	(4.08)	(4.80)	—
Total dividends and distributions to shareholders	(3.34)	—	(4.08)	(4.80)	(0.06)
Net asset value, end of period	$35.14	$32.04	$27.00	$30.00	$38.07
Total investment return(2)	21.77%	18.69%	4.37%	(8.99)%	29.34%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$96,579	$ 106,278	$57,180	$88,086	$117,923
Ratio of expenses to average net assets with waivers and reimbursements	1.25%	1.27%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets without waivers and reimbursements(3)	1.29%	1.37%	1.42%	1.35%	1.32%
Ratio of net investment income/(loss) to average net assets	(0.57)%	(0.61)%	(0.50)%	(0.53)%	(0.66)%
Portfolio turnover rate	349%	366%	380%	196%	175%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	During the current fiscal period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

14

Bogle Investment Management
Small Cap Growth Fund

Notes To Financial Statements

August 31, 2018

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty active investment portfolios, including the Bogle Investment Management Small Cap Growth Fund (the “Fund”), which commenced investment operations on October 1, 1999.

RBB has authorized capital of one hundred billion shares of common stock of which 87.023 billion shares are currently classified into one hundred and eighty-one classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective is to provide long-term capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Fund is August 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2018 (the “current fiscal period”).

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1	–	Prices are determined using quoted prices in active markets for identical securities.

● Level 2	–	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3	–	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

15

Bogle Investment Management
Small Cap Growth Fund

Notes To Financial Statements (Continued)

August 31, 2018

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Common Stocks	$94,211,980	$94,211,980	$—	$—
Short-Term Investments	1,443,877	1,443,877	—	—
Total Investments*	$95,655,857	$95,655,857	$—	$—

*	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no transfers between Levels 1, 2 and 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific distribution fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

16

Bogle Investment Management
Small Cap Growth Fund

Notes To Financial Statements (Continued)

August 31, 2018

Dividends And Distributions To Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Investment Adviser and Other Services

Bogle Investment Management, L.P. (“Bogle” or the “Adviser”) serves as the investment adviser to the Fund. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the accompanying table.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total Fund operating expenses (excluding certain items discussed below) exceed the rate (“Expense Cap”) shown in the accompanying table. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and certain of these expenses could cause net total annual Fund operating expenses to exceed the Expense Cap: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2019 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2019. The Fund will not pay the Adviser at a later time for any amounts the Adviser may waive and/or any amounts that the Adviser has assumed. The contractual fee waiver does not provide for recoupment of fees that were waived and/or expenses that were reimbursed.

Advisory Fee	Expense Cap
1.00%	1.25%

During the current fiscal period, investment advisory fees accrued and waived were as follows:

Gross Advisory Fees	Waivers	Net Advisory Fees
$1,072,909	$(45,835)	$1,027,074

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

17

Bogle Investment Management
Small Cap Growth Fund

Notes To Financial Statements (Continued)

August 31, 2018

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

3. Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary, and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director’s and Officer’s compensation amounts, please refer to the Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

Purchases	Sales
$ 363,483,354	$ 395,523,539

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2018, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 80,394,761	$ 17,749,872	$ (2,488,776)	$ 15,261,096

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

18

Bogle Investment Management
Small Cap Growth Fund

Notes To Financial Statements (Concluded)

August 31, 2018

The following permanent differences as of August 31, 2018, primarily attributable to short-term capital gains netted against net operating loss, were reclassified among the following accounts:

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
$ 740,063	$ (740,063)	$ —

As of August 31, 2018, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Loss Deferral
$ —	$ 8,238,874	$ 2,633,762	$ 15,261,096	$ —

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2018 and 2017 was as follows:

	Ordinary Income	Long-Term Gains	Total
2018	$10,781,589	$—	$10,781,589
2017	—	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

6. New Accounting Pronouncements

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

19

Bogle Investment Management
Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Bogle Investment Management Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Bogle Investment Management Small Cap Growth Fund (the “Fund”), a separately managed portfolio of The RBB Fund, Inc., as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

October 25, 2018

We have served as the auditor of one or more Bogle Investment Management, L.P. investment companies since 2000.

20

Bogle Investment Management
Small Cap Growth Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2018. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2018. During the fiscal year ended August 31, 2018, the following dividends and distributions were paid by the Fund:

Ordinary Income Dividend	Long-Term Capital Gain Dividends
$ 10,781,589	$ —

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend tax rate is 5.58%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 4.73%.

The Fund designates 100.00% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2019.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

21

Bogle Investment Management
Small Cap Growth Fund

Other Information
(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (877) 264-5346 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval Of Investment Advisory Agreement

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Bogle and the Company (the “Investment Advisory Agreement”) on behalf of the Fund, at a meeting of the Board held on May 9-10, 2018 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Bogle with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Bogle with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Bogle’s services provided to the Fund; (ii) descriptions of the experience and qualifications of Bogle’s personnel providing those services; (iii) Bogle’s investment philosophies and processes; (iv) Bogle’s assets under management and client descriptions; (v) Bogle’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Bogle’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) Bogle’s compliance procedures; (viii) Bogle’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its Benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Bogle. The Directors concluded that Bogle had substantial resources to provide services to the Fund and that Bogle’s services had been acceptable.

The Directors also considered the investment performance of the Fund and Bogle. The Directors noted that the Fund had underperformed the Fund’s primary benchmark for the year-to-date and one-year periods ended March 31, 2018. The Directors also considered the Fund’s 1st quintile ranking within its Lipper Performance Group for the one-year period ended December 31, 2017, and 1st quintile ranking within its Lipper Performance Universe for the one-year period ended December 31, 2017.

22

Bogle Investment Management
Small Cap Growth Fund

Other Information (Concluded)

(Unaudited)

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) was compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the contractual advisory fees of the Fund were slightly above the peer group median, and the actual advisory fees of the Fund were slightly lower than the peer group median. In addition, the Directors noted that Bogle has contractually agreed to waive management fees and reimburse expenses through December 31, 2019 to the extent that total annual Fund operating expenses exceed 1.25% for the Fund.

After reviewing the information regarding the Fund’s costs, profitability and economies of scale, and after considering Bogle’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2019.

23

Bogle Investment Management
Small Cap Growth Fund

 Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (877) 264-5346.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	30	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	30	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003-2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	30	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Director	2006 to present	Since 1997, Consultant, financial services organizations.	30	Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

24

Bogle Investment Management
Small Cap Growth Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 70	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	30	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	30	WisdomTree Investments, Inc. (asset management company); Fidelity National Information Services, Inc. (financial services technology company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	30	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	30	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 55	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A

25

Bogle Investment Management
Small Cap Growth Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 65	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 47	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 39	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 30 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

26

Bogle Investment Management
Small Cap Growth Fund

Company Management (Concluded)

(Unaudited)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment services industry.

27

Bogle Investment Management
Small Cap Growth Fund

Privacy Notice

(Unaudited)

FACTS	WHAT DOES THE BOGLE INVESTMENT MANAGEMENT SMALL CAP GROWTH FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●  Social Security number

●  account balances

●  account transactions

●  transaction history

●  wire transfer instructions

●  checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Bogle Investment Management Small Cap Growth Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Bogle Investment Management Small Cap Growth Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (877) 264-5346 or go to www.boglefunds.com

28

Bogle Investment Management
Small Cap Growth Fund

Privacy Notice (Continued)

(Unaudited)

What we do
How does the Bogle Investment Management Small Cap Growth Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Bogle Investment Management Small Cap Growth Fund collect my personal information?

We collect your personal information, for example, when you

●   open an account

●   provide account information

●   give us your contact information

●   make a wire transfer

●   tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●   sharing for affiliates’ everyday business purposes – information about your creditworthiness

●   affiliates from using your information to market to you

●   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

●   Check whether we hold personal information about you and to access such data (in accordance with our policy)

●   Request the correction of personal information about you that is inaccurate

●   Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

●   Request the erasure of your personal information

●   Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-844-261-6484.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

The Bogle Investment Management Small Cap Growth Fund shall retain your personal data for as long as you are an investor in the Fund and thereafter as long as necessary to comply with applicable laws that require the Fund to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Fund may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Fund does take the security of your personal data seriously.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.

29

Bogle Investment Management
Small Cap Growth Fund

Privacy Notice (Concluded)

(Unaudited)

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include Bogle Investment Management, L.P.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●    The Bogle Investment Management Small Cap Growth Fund doesn’t share with nonaffiliates so they can market to you. The Fund may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

●    The Bogle Investment Management Small Cap Growth Fund does not jointly market.

Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the Controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

30

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Investment Adviser
Bogle Investment Management, L.P.
2310 Washington Street
Suite 310
Newton Lower Falls, MA 02462

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

BOG-AR18

Boston Partners Investment Funds

of The RBB Fund, Inc.

Annual Report
August 31, 2018

Boston Partners Small Cap Value Fund II

Boston Partners Long/Short Equity Fund

Boston Partners Long/Short Research Fund

Boston Partners All-Cap Value Fund

WPG Partners Small/Micro Cap Value Fund

Boston Partners Global Equity Fund

Boston Partners Global Long/Short Fund

Boston Partners Emerging Markets Long/Short Fund

Boston Partners Emerging Markets Fund

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS INVESTMENT FUNDS

GENERAL MARKET COMMENTARY

Dear Shareholder,

Aided by five consecutive monthly gains, the U.S. stock market (as measured by the S&P 500 Index) shook off the geopolitical angst associated with ongoing global trade/tariff skirmishes, three Federal Reserve (“Fed”) rate hikes and rising interest rates to gain 19.7% for the twelve-month period ended August 31, 2018. As of August 23, 2018, the bull market that began on March 9, 2009 became the longest on record at 3,453 days, surpassing the prior 1990 to 2000 record period. During the fiscal period, prices were supported by strong economic and earnings reports as well as record levels of share buybacks and M&A activity. Dovish comments out of the Jackson Hole Symposium by Fed Chairman Jay Powell and a breakthrough in NAFTA negotiations with Mexico and Canada helped the S&P 500, Russell 2000, NASDAQ and Wilshire 5000 indices to record closes during August.

Technology and Consumer Discretionary stocks raced to a “photo finish” for first place return results for the period, gaining 32.8% and 32.3%, respectively. Both sectors experienced strong top-line sales growth and positive earnings revisions during the year. Hampered by rising rates (the 10-year Treasury yield rose from 2.1% to 2.9%), the bond surrogate sectors (Utilities, Consumer Staples and Telecommunications) averaged a paltry return of 1.8% for the twelve months ended August 31, 2018.

From a style standpoint, small capitalization stocks led large-capitalization stocks, as the Russell 2000 Index gained 25.5% to the Russell 1000 Index return of 19.8%. The change in the corporate tax code has benefitted small-cap stocks, which tend to have higher effective tax rates than large cap stocks. A lower percentage of foreign sales also helped to insulate small caps from the tariff turmoil of the last several months.

Lower quality stocks (as ranked by Standard & Poor’s) continued their lead over high quality stocks as those ranked “B” down to “D” returned 35.3%, while those ranked “B+” through “A+” returned 16.9%.

Growth stocks continued to their lead over Value stocks, with the Russell 1000, Russell Midcap and Russell 2000 Growth indices beating their Value counterparts by an average of 12.6% across the three market capitalization segments.

From an MSCI factor standpoint, Momentum was a clear-cut winner, returning 26.8%, while Quality was a somewhat distant second at 18.9%. Like the fate endured by the bond surrogate sectors, the High Dividend factor was a laggard at 10.8%.

International markets lagged the U.S. as the sluggish economic results that were predominant outside the U.S. remained in place over the twelve-month period. Earnings growth, while generally positive, failed to keep pace with the stellar results seen in the U.S.

In local currency terms, the MSCI EAFE Index (“EAFE”) returned 6.9% through August 31, 2018, while the MSCI Emerging Markets Index (“EM Index”) Index gained 4.7%, hurt by a deceleration of growth in China and tariff pressures.

In U.S. dollar terms, the results worsened, with EAFE gaining just 4.9% while the EM Index dropped by 0.32%, all as the greenback surged on the back of the monetary tightening by the Fed, a fiscal stimulus and its “safe haven” status.

During the period, the dollar gained 2.6% versus the EURO, 4.9% versus the G10 currencies and 8.8% versus a basket of emerging market currencies.

Looking Ahead

At this juncture, it appears that the weakness emanating from the emerging markets is more idiosyncratic than systemic, as the majority of countries comprising the EM Index maintain current account and fiscal balances at manageable/desirable levels and currency reserve balances that appear adequate to defend against any contagion risk, a direct contrast to the conditions found during the Asian Crisis of 1997.

While it remains uncertain if the current tariff tensions will deteriorate into a full-blown global trade war, the U.S. seems to be operating from a position of strength over the near to mid-term, with third quarter 2018 GDP growth forecasted to be in excess of 4% for a second consecutive quarter. Analysts are projecting 21% earnings growth and 7.7% revenue growth during the third quarter of 2018 and estimates are similar for the fourth quarter as well.

History may also be on the market’s side.

Since 1928, there have been twelve years that have bucked the old adage of “Sell in May and go away” and produced positive returns for the S&P in each of the so-called “summer doldrum” months. 2018 was one of those periods.

In ten out of the eleven prior incidences when this happened (91%), the S&P produced an average return of 12.3% over the subsequent six-month period.

Through August, market leadership was still coming from Technology and Consumer Discretionary stocks and little evidence of late cycle positioning in defensive sectors. Market breadth (advancing stocks vs declining stocks) remained positive over the period.

Absent a policy error from Washington and/or the Fed, or from an unforeseen geopolitical event, we believe that the current macro, fundamental and technical backdrop for the U.S. market remains constructive, though we believe an increase in volatility should be expected heading into the mid-term elections this fall.

Annual Report 2018  |  1

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (UNAUDITED)

Dear Shareholder,

For the one year period ended August 31, 2018, the small cap value market as represented by the Russell 2000 Value Index (the “Index”) appreciated 20.05%. Aside from a negative first quarter and a 2% drop on trade concerns during the last week of June, small cap value stocks continued to post solid positive returns year-to-date, up 9.86% through August 2018. The Boston Partners Small Cap Value Fund II – Institutional Class (the “Fund”) returned 5.64% for the year-to-date 2018 and 16.25% for the year ended August 31, 2018, net of fees.

Growth stocks continued to outperform value stocks and the Russell 2000 Growth Index outperformed the Russell 2000 Value Index year-to-date. The ‘growthier’ stocks within the Russell 2000 Value Index seemed to also be winning. Companies selling at higher valuations (P/E, for example) outperformed those at more moderate price levels year-to-date. As the momentum of the market spilled into the value side of small cap stocks, attractively valued, more reasonably priced, stocks seemed to lose their appeal. In this environment, the Fund underperformed the Index primarily during a difficult 2nd quarter 2018, but produced strong absolute returns for the period.

For the one year period, almost all sectors in the Index posted strong positive returns, with most over 10%. The top performing sector was Health Care, rebounding after a few difficult years, followed by Energy and Consumer Services. Our overweight to the strong Consumer Services sector (+31.5% for the Index) as well as Capital Goods (+24.1% for the Index) and underweight to lagging REITs (+8.4%) added value. However, stock selection within several sectors detracted including Capital Goods, Basic Industries, Energy and Finance.

Many of our Capital Goods machinery and manufacturing holdings struggled in an environment of inflationary pressures, possible tariffs and rising input costs. LCI Industries’ first quarter earnings report disappointed as rising steel and aluminum costs offset stellar top-line growth from surging RV industry end-market demand and industry growth. Engineering & construction company Granite Construction posted positive quarterly earnings that were below expectations due to weaker margins from higher costs. Both industrial and commercial construction activity was strong particularly from higher-revenue projects at technology companies in California. Fuel logistics company World Fuel Services has struggled, but shedding unprofitable divisions reduced costs and improved margins. Further, record aviation volumes combined with better margins produced strong earnings for the second quarter and the stock price has come up more recently. Basic Industries positions also detracted led by glass container producer Owens-Illinois on the closure of its Atlanta plant as capacity reduction continues across the industry. This reduction should better balance supply and demand following recent weakness in the US beer market. Finally, stock specific disappointments in Energy and Finance also impacted recent returns, such as reinsurer Maiden Holdings. Reinsurance provider Maiden Holdings missed earnings driven by worse than expected reserve developments, and announced the CEO and CFO would retire. Collecting a solid dividend while patiently awaiting a turnaround was no longer palatable after a dividend cut, and the Fund sold the stock on these significant changes.

Top Ten Positions (as of 8/31/18)	% of Net Assets
SLM Corp.	1.94%
Two Harbors Investment Corp.	1.90%
Assured Guaranty Ltd.	1.76%
Brooks Automation, Inc.	1.69%
Walker & Dunlop, Inc.	1.52%
Lithia Motors, Inc. Class A	1.40%
WESCO International, Inc.	1.39%
Air Lease Corp.	1.38%
Navient Corp.	1.34%
Ciena Corp.	1.29%

Portfolio Review (as of 8/31/18)
P/E: Price/Earnings:	13.4	x
P/B: Price/Book:	1.7	x
Holdings:	158
Weighted Average Market Capitalization (millions):	$2,711
ROE: Return on Equity:	19.8%
OROA: Operating Return on Operating Assets:	30.9%

Portfolio holdings are subject to change at any time.

Small cap companies are those with a market capitalization similar to the Russell 2000® Value Index. These companies tend to be more volatile, less liquid, not as diversified in their business activities as companies with market capitalizations greater than the market capitalization of companies in the Russell 2000® Value Index, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Illiquid securities may be limited in resale and cause uncertainty in determining valuation. As a result, an investment in Boston Partners Small Cap Value Fund II should be part of a carefully diversified portfolio.

On the positive side, stock selection within Technology added to relative performance, with a broad range of electronics and computer equipment and services companies generating solid earnings. Brooks Automation, a provider of automation tools for the semiconductor industry as well as sample management systems for the life sciences industry, announced the sale of its life sciences business. Though a positive cash flow generator, the margins are generally lower than the semiconductor industry and the market reacted positively. Health Care was a bright spot as most of our positions performed well, though not as well as the very strong returns of those in the Index, returning over 41.5% for the year.

While stocks continued to be affected by policies coming out of Washington, the economy and company earnings have generally remained resilient. We look forward to a renewed focus on company valuations and fundamentals and, as always, we continue to seek to structure the Fund with better than market valuation, profitability and positive business momentum.

Sincerely,

David Dabora, CFA

Portfolio Manager, Boston Partners Small Cap Value Fund II

2  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (UNAUDITED) (CONTINUED)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Small Cap Value Fund II vs. Russell Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2008 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2018
					Gross	Net
	Average Annual Total Return				Expense	Expense
	1 Year	3 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Small Cap Value Fund II
Institutional Class	16.25%	12.58%	10.91%	10.93%	1.19%	1.10%
Russell 2000® Value Index	20.05%	15.73%	11.72%	9.27%	n/a	n/a
Russell 2000® Index(1)	25.45%	16.11%	13.00%	10.46%	n/a	n/a

(1)	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 1.10% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.10%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. (the “Board of Directors” or the “Board”). If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.10% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2018  |  3

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $10,000 Investment in
Boston Partners Small Cap Value Fund II vs. Russell Indices

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2008 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2018
					Gross	Net
	Average Annual Total Return				Expense	Expense
	1 Year	3 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Small Cap Value Fund II
Investor Class	15.94%	12.30%	10.63%	10.66%	1.44%	1.35%
Russell 2000® Value Index	20.05%	15.73%	11.72%	9.27%	n/a	n/a
Russell 2000® Index(1)	25.45%	16.11%	13.00%	10.46%	n/a	n/a

(1)	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Investor Class shares exceeds 1.35% of the average daily net assets attributable to the Fund’s Investor Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.35%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board of Directors. If at any time, the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.35% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

4  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (UNAUDITED)

Dear Shareholder:

The Boston Partners Long/Short Equity Fund – Institutional Class returned -1.38% net of fees while averaging 59% net long exposure for the fiscal year ended August 31, 2018. This compares to the 19.66% return posted by the S&P 500 Index during the same period.

On the back of strong earnings and economic reports, the U.S. stock market was able to look past heightened trade tensions between Washington and Beijing and post gains for the fiscal year. Inflows into stock mutual funds and exchange-traded funds (ETFs) surged during the year, as a drop in unemployment claims to a 49-year low, an increase in productivity and a jump in both household and business confidence measures were able to offset wage/margin pressures, a spike in oil prices and the eight hikes in the federal funds rate during this cycle. Growth continued its dominance over value, with the Russell 3000 Growth Index returning 27.5% during the fiscal year, compared to the 13.0% return of the Russell 3000 Value Index; this was a significant headwind for our value-oriented investment approach, as the most expensive cohort of the S&P 500 Index led the Index’s return.

The Fund’s long holdings contributed approximately 16.1% to the Fund’s gross return during the year. Long holdings were driven by gains in the Finance, Technology, and Energy sectors. Finance gains were buoyed by positions in several large U.S. banks. Within Technology, gains were driven by several small- to mid-cap computer equipment holdings that benefitted from a strong IT spending environment. Energy gains were led by our E&P (exploration & production) and refining businesses; E&Ps have benefitted from strong production growth and attractive free cash flow profiles, while refiners have benefitted from healthy margins as well as mergers and acquisitions within the industry.

The Fund’s short holdings detracted approximately 14.7% from the Fund’s gross return during the year. Losses were most prominent in the Technology, Health Care, and Consumer Non-Durables sectors. Within Technology, several software-as-a-service businesses rose in price primarily due to topline multiple expansion. Medical supplies and devices within Health Care detracted, and we closed out several short positions due to improving business momentum. Consumer Non-Durables losses were primarily driven by food and recreational products, though we maintained many of these holdings as we believe fundamentals do not support current lofty valuations. Indeed, we believe many of these holdings rose merely as a result of sentiment and multiple expansion in lieu of fundamental business improvement, and we maintained positioning in many of these areas.

The Fund began the period with 66% net long exposure and ended the fiscal year with 56% net long exposure, with the reduction being primarily a result of adding shorts across the Technology and Health Care sectors. The Fund ended the fiscal year with largest long exposures to the Finance, Health Care, and Energy sectors and largest short exposures in the Technology, Health Care, and Consumer Services sectors.

The U.S. economy and stock market appear resilient with strong earnings and GDP growth expected for the foreseeable future. However, the “new normal” of low volatility and low growth appear to be over, with secularly low interest rates likely coming

Top Ten Positions (as of 8/31/18)	% of Net Assets
Citigroup Inc.	1.72%
Chevron Corp.	1.70%
Comcast Corp., Class A	1.62%
Schlumberger Ltd.	1.55%
Bank of America Corp.	1.35%
Berkshire Hathaway, Inc., Class B	1.20%
Johnson & Johnson	1.18%
UnitedHealth Group, Inc.	1.16%
MetLife, Inc.	1.02%
Cigna Corp.	0.95%

Portfolio Review (as of 8/31/18)	Long		Short
P/E: Price/Earnings:	16	x	42.6	x
P/B: Price/Book:	1.9	x	5.9	x
Holdings:	214		124
Weighted Average Market Capitalization (millions):	$53,705		$12,382
ROE: Return on Equity:	13.6%		–14.0%
OROA: Operating Return on Operating Assets:	37.3%		–61.7%

Portfolio holdings are subject to change at any time.

to an end and the U.S. Federal Reserve beginning the process of reducing its balance sheet. After a decade of near zero cost of capital, a lot of weak hands have been allowed to stay at the table: 35% of companies in the Russell 2000 Index generate negative earnings, a level normally indicative of a recession. While the odds of an imminent recession appear to be low, we expect a return to the “old normal” to be most unfavorable for certain pockets of the market where we see significant valuation risk and very low quality/unprofitable businesses. We welcome the end of the “new normal” with open arms, and believe this presents an opportunity for active management and, more specifically, for the relative prospects of stocks exhibiting attractive valuations, strong business fundamentals/high quality, and improving business momentum.

We continue to focus our efforts on purchasing shares of only those companies we deem most likely to appreciate on the long side, while selling short securities likely to fail due to a combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three circles framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Robert Jones,

Portfolio Manager for the Boston Partners Long/Short Equity Fund

Annual Report 2018  |  5

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (UNAUDITED) (CONTINUED)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Long/Short Equity Fund vs. S&P 500® Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2008 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2018
					Gross	Net
	Average Annual Total Return				Expense	Expense
	1 Year	3 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Long/Short Equity Fund
Institutional Class	–1.38%	5.88%	4.52%	10.64%	2.81%	2.81%
S&P 500® Index	19.66%	16.11%	14.52%	10.86%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Institutional Class exceeds 2.50% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 2.50%. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board of Directors. The Adviser may not recoup any of its waived investment advisory fees. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

The Boston Partners Long/Short Equity Fund may be more volatile and risky than some other forms of investments. Since the Fund has both a long and a short portfolio, there is the risk that the portfolio managers may make more poor investment decisions than those of a fund with only a long portfolio. The Fund may have a high portfolio turnover rate that could increase transaction costs and cause short-term capital gains to be realized. Investments made in small or mid- capitalization companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”), may be sensitive to changes in financial strength of an issuer or the debt’s credit rating;an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity.

6  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $10,000 Investment in
Boston Partners Long/Short Equity Fund vs. S&P 500® Index

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2008 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2018
					Gross	Net
	Average Annual Total Return				Expense	Expense
	1 Year	3 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Long/Short Equity Fund
Investor Class	–1.65%	5.61%	4.26%	10.30%	3.06%	3.06%
S&P 500® Index	19.66%	16.11%	14.52%	10.86%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Investor Class shares exceeds 2.75% of the average daily net assets attributable to the Fund’s Investor Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 2.75%. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board of Directors. The Adviser may not recoup any of its waived investment advisory fees. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2018  |  7

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (UNAUDITED)

Dear Shareholder:

The Boston Partners Long/Short Research Fund – Institutional Class returned 2.27% net of fees while averaging 50% net long exposure for the fiscal year ended August 31, 2018. This compares to the 19.66% return posted by the S&P 500 Index during the same period.

On the back of strong earnings and economic reports, the U.S. stock market was able to look past heightened trade tensions between Washington and Beijing and post gains for the fiscal year. Inflows into stock mutual funds and exchange-traded funds (ETFs) surged during the year, as a drop in unemployment claims to a 49-year low, an increase in productivity and a jump in both household and business confidence measures were able to offset wage/margin pressures, a spike in oil prices and the eight hikes in the Fed funds rate during this cycle. Growth continued its dominance over value, with the Russell 3000 Growth Index returning 27.5% during the fiscal year, compared to the 13.0% return of the Russell 3000 Value Index; this was a significant headwind for our value-oriented investment approach, as the most expensive cohort of the S&P 500 Index led the Index’s return.

The Fund’s long holdings were up approximately 14.3%, lagging the S&P 500 Index but well ahead of most domestic value indices. Longs were driven by gains in the Technology, Finance, and Energy sectors. Within Technology, gains were driven by mature large-cap incumbents in the computer equipment industry as well as several mid- to large-cap businesses that have benefitted from shifting to more attractive end markets such as autos, health care, and industrials. Finance gains were buoyed by positions in several large U.S. banks. Lastly, Energy performance was chiefly driven by E&P (exploration and production) companies that have benefitted from the rise in the price of oil during the year as well as strong production growth, capital expenditure discipline, and high free cash flow levels that are beginning to be returned to shareholders.

The Fund’s short holdings were up in price approximately 23.3%, more than our longs and less than most domestic growth indices. The market favored topline growth at any price, and many of our expensive, lower-quality shorts rose along with the market during the year. Gains were generated in the Communications sector as several Telecommunications companies declined due to poor business fundamentals and an increasingly competitive operating environment. However, those gains were offset by losses in the Technology, Finance, and Consumer Services sectors. Technology shorts within the electronics and software industries rose in price, while regional banks within Finance appreciated and detracted from returns. Additionally, several smaller e-commerce businesses rose in price along with the industry. However, we believe many of these holdings rose merely because of sentiment and multiple expansion in lieu of fundamental business improvement, and we maintained positioning in many of these areas.

The Fund began the period with 46% net long exposure and ended with 52% net long exposure, an increase attributable to covering several shorts amid the market decline early in 2018. At the end of the period, largest exposures in the long portfolio were in the Technology, Finance, and Consumer Services sectors, while largest short exposures were in the Technology, Finance,

Top Ten Positions (as of 8/31/18)	% of Net Assets
Alphabet Inc., Class A	1.66%
Johnson & Johnson	1.59%
Microsoft Corp.	1.37%
Comcast Corp., Class A	1.23%
Bank of America Corp.	1.21%
JPMorgan Chase & Co.	1.17%
Samsung Electronics Co., Ltd.	1.14%
Citigroup Inc.	1.12%
Cisco Systems, Inc.	1.12%
eBay, Inc.	1.01%

Portfolio Review (as of 8/31/18)	Long		Short
P/E: Price/Earnings:	17.2	x	24.8	x
P/B: Price/Book:	2.4	x	2.9	x
Holdings:	214		186
Weighted Average Market Capitalization (millions):	$85,203		$8,964
ROE: Return on Equity:	18.0%		7.8%
OROA: Operating Return on Operating Assets:	54.3%		24.5%

Portfolio holdings are subject to change at any time.

The Boston Partners Long/Short Research Fund may be more volatile and risky than some other forms of investments. Fund will engage in short sales, which creates a form of investment leverage and means the Fund’s loss potential on a short sale is unlimited. Fluctuations in the market value of the Fund’s portfolio may have disproportionately large effects or cause the NAV of the Fund to decline faster than it would otherwise. Investments made in small or mid-capitalization companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. REITs include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. The Fund may experience high portfolio turnover which may result in higher costs and capital gains.

and Consumer Services sectors. We continue to favor large-caps on the long side and small- to mid-cap stocks on the short side of the portfolio.

The U.S. economy and stock market appear resilient, with strong earnings and GDP growth expected for the foreseeable future. However, the “new normal” of low volatility and low growth appear to be over, with secularly-low interest rates likely coming to an end and the U.S. Federal Reserve beginning the process of reducing its balance sheet. After a decade of near zero cost of capital, a lot of weak hands have been allowed to stay at the table: 35% of companies in the Russell 2000 Index generate negative earnings, a level normally indicative of a recession. While the odds of an imminent recession appear to be low, we

8  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (UNAUDITED) (CONTINUED)

expect a return to the “old normal” to be most unfavorable for certain pockets of the market where we see significant valuation risk and very low quality/unprofitable businesses. We welcome the end of the “new normal” with open arms and believe this presents an opportunity for active management, and more specifically, for the relative prospects of stocks exhibiting attractive valuations, strong business fundamentals/high quality, and improving business momentum.

The portfolio managers managing the Fund continue to focus their efforts on purchasing shares of only those companies they deem most likely to appreciate on the long side, while selling short securities they deem likely to fail due to a combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three circles framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Joseph Feeney, CFA & Eric Connerly, CFA

Portfolio Managers for the Boston Partners Long/Short Research Fund

Annual Report 2018  |  9

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (UNAUDITED) (CONTINUED)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Long/Short Research Fund vs. S&P 500® Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on September 30, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2018
						Gross	Net
	Average Annual Total Return			Since		Expense	Expense
	1 Year	3 Year	5 Year	Inception		Ratio	Ratio
Boston Partners Long/Short Research Fund
Institutional Class(1)	2.27%	4.39%	5.75%	7.64%		2.24%	2.24%
S&P 500 Index	19.66%	16.11%	14.52%	14.90	%(2)	n/a	n/a

(1)	Inception date of the Fund was September 30, 2010.
(2)	Index performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) exceeds 1.50% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 1.50%. This contractual limitation is in effect until at least February 29, 2020 and may not be terminated without approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.50% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www. boston-partners.com.

10  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $10,000 Investment in
Boston Partners Long/Short Research Fund vs. S&P 500® Index

The chart assumes a hypothetical $10,000 initial investment in the Fund made on November 29, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2018
						Gross	Net
	Average Annual Total Return			Since		Expense	Expense
	1 Year	3 Year	5 Year	Inception		Ratio	Ratio
Boston Partners Long/Short Research Fund
Investor Class(1)	2.00%	4.14%	5.48%	7.00%		2.49%	2.49%
S&P 500® Index	19.66%	16.11%	14.52%	14.57	%(2)	n/a	n/a

(1)	Inception date of the Fund was November 29, 2010.
(2)	Index performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) exceeds 1.75% of the average daily net assets attributable to the Fund’s Investor Class shares. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 1.75%. This contractual limitation is in effect until at least February 29, 2020 and may not be terminated without approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.75% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2018  |  11

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (UNAUDITED)

Dear Shareholder,

The Boston Partners All-Cap Value Fund – Institutional Class (“Fund”) outperformed its benchmark, the Russell 3000® Value Index (“Benchmark”), for the fiscal year ended August 31, 2018. The Fund generated a net return of 13.70% for its Institutional Class shares during the past year versus its Benchmark’s return of 13.04%.

During the fiscal year ended August 31, 2018, sector allocation was primarily responsible for outperformance. The Fund’s overweight positioning within Technology and underweight to Consumer Non-Durables and Utilities contributed to relative returns. In Technology, an overweight position in Microsoft contributed meaningfully as the company has been beating revenue expectations and guidance on the company was raised. Computer equipment and services companies NetApp, DXC Technology and HP Inc. continued their strong long-term trends as robust cash flow growth and rising guidance pushed the shares upward. Positive selection within Consumer Durables and Energy also aided the portfolio. In Consumer Durables, owning diversified Japanese conglomerate Sony has helped our performance. At Sony, a decade long restructuring is largely behind the company and margin improvement is finally materializing as PlayStation 4 and the music divisions are rebounding in profitability. Strong Energy selection includes refiner Andeavor which appreciated after agreeing to be acquired by Marathon Petroleum at a significant premium in an accretive transaction. Phillips 66 has also performed well as abundant free cash flow is being returned to shareholders through increased dividends and share repurchases.

In terms of positioning, our underweight to the weak performing REITs and Utility sectors added value to relative return. These areas of the market have underperformed in this rising interest rate environment. As a result of our bottom-up stock selection process, we have been finding many opportunities in Technology and Finance sectors. Technology has continued to be one of the strongest areas of the market and we believe that we remain well positioned to capture this sector’s momentum.

During the period, we bought and sold companies when opportunities that fit our Three Circle criteria presented themselves or if our sell discipline triggered. In Consumer Non-Durables, we initiated a position in Ambev which is a Brazilian- based brewing company with consistent pricing power along with peer leading margins and return on invested capital. Within Capital Goods, we initiated a position in Masco. Masco is a strong cash generator and has returned significant cash to shareholders through share repurchases in the past. We also added a department store retailer Nordstrom to the portfolio. This high quality retailer appears poised to return to margin expansion following several years of heavy investments to broaden its digital offering and geographic footprint. We expect Nordstrom’s sales to accelerate and margins to expand over the next two years. Early in 2018, a take-private offer by the Nordstrom family was rejected by the Company’s board as inadequate, providing a reasonable floor for the stock. We exited our positions in video game producers, Activision and Electronic Arts, as strong price appreciation exceeded our target. In Consumer Services, we eliminated our position in Nielsen Holdings due to poor business momentum. Health Care positions in European pharmaceutical companies

Top Ten Positions (as of 8/31/18)	% of Net Assets
iShares Russell 2000 Value ETF	3.23%
SPDR S&P 500 ETF Trust	3.23%
JPMorgan Chase & Co.	3.07%
Cisco Systems, Inc.	2.35%
Bank of America Corp.	2.22%
Citigroup, Inc.	1.91%
Merck & Co., Inc.	1.82%
Oracle Corp.	1.79%
DXC Technology Co.	1.74%
Medtronic PLC	1.70%

Portfolio Review (as of 8/31/18)
P/E: Price/Earnings:	16.7	x
P/B: Price/Book:	2.1	x
Holdings:	137
Weighted Average Market Capitalization (millions):	$96,400
ROE: Return on Equity:	16.2%
OROA: Operating Return on Operating Assets:	64.3%

Portfolio holdings are subject to change at any time.

The Boston Partners All-Cap Value Fund may invest small cap companies. These companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. Options (a type of derivative) can be highly volatile and their use can result in loss if the portfolio manager is incorrect in its expectation of price fluctuations. All of these factors may cause greater volatility and less liquidity.

Sanofi and Shire were closed because of disappointing 2018 earnings guidance. Over the past year, we have increased our exposure to the Finance and Energy sectors and reduced our weighting to Health Care and Consumer Services.

Looking ahead, we will continue to invest your Fund on a stock-by-stock basis within our Three-Circle discipline of attractive valuation, sound fundamentals and a catalyst for improvement. We believe that the Fund’s valuation edge and quality advantage over the Benchmark has positioned it favorably for the longer term. We look forward to keeping you informed of the work we are doing on your Fund’s behalf.

Duilio Ramallo, CFA – Portfolio Manager

Boston Partners All-Cap Value Fund

12  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (UNAUDITED) (CONTINUED)

Comparison of Change in Value of $100,000 Investment in

Boston Partners All-Cap Value Fund vs. Russell Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2008 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2018

	Average Annual Total Return				Gross Expense	Net Expense
	1 Year	3 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners All-Cap Value Fund
Institutional Class	13.70%	13.41%	12.88%	11.55%	0.89%	0.80%
Russell 3000® Value Index	13.04%	12.58%	11.25%	8.95%	n/a	n/a
Russell 3000® Index(1)	20.25%	15.86%	14.25%	10.89%	n/a	n/a

(1)	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 0.80% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.80%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board of Directors. The Adviser may not recoup any of its waived investment advisory fees. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2018  |  13

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $10,000 Investment in

Boston Partners All-Cap Value Fund vs. Russell Indices

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2008 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2018

	Average Annual Total Return				Gross Expense	Net Expense
	1 Year	3 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners All-Cap Value Fund
Investor Class	13.44%	13.12%	12.61%	11.29%	1.14%	1.05%
Russell 3000® Value Index	13.04%	12.58%	11.25%	8.95%	n/a	n/a
Russell 3000® Index(1)	20.25%	15.86%	14.25%	10.89%	n/a	n/a

(1)	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Investor Class shares exceeds 1.05% of the average daily net assets attributable to the Fund’s Investor Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.05%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board of Directors. The Adviser may not recoup any of its waived investment advisory fees. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

14  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS

WPG PARTNERS SMALL/MICRO CAP VALUE FUND (UNAUDITED)

Dear Shareholder:

The Boston Partners WPG Small/Micro Cap Value Fund – Institutional Class underperformed its benchmark, the Russell 2000® Value Index, for the fiscal year ended August 31, 2018. The Fund generated a net gain of 16.16% during the past year versus the Russell 2000® Value Index gain of 20.05%. A dominant theme in the markets was a focus on growth. Large-cap growth stocks (as measured by the Russell 1000® Growth Index) were up almost 26.9% and the Russell 2000® Growth was up about 30.5%. This divergence away from small-cap value investing has been a theme for several years but, as we have seen recently, rising interest rates tend to have a disproportionately negative impact on growth stocks. While we cannot predict when the climate for our style of investing will improve, we remain confident in our discipline and approach. Below we will provide further clarity about recent attribution and our constructive view going forward.

In the 2018 fiscal year, stock selection detracted from our results. The largest detractor from our returns was the Transportation sector. Despite healthy results from many of our Transportation holdings, fears of cyclical down-turns caused many names to sell off. Our view is that, after years of low utilization and pricing, the sector is just beginning to find its legs and has room to run as driver supply remains tight. The biggest contributors from stock selection were the Consumer Services and Technology sectors. The Consumer Services sector benefitted from positive performance in the food distribution and restaurant sub-sectors. After years of deflation in food pricing, we saw a normalization in food costs, helping suppliers and retailers in the sub-sector. Our Technology portfolio benefitted from positive results in our communications equipment names as well as select software names.

Last year, we discussed concerns regarding two major issues: A trade war and rising interest rates. As we begin the final quarter of the calendar year, rising interest rates are emerging as the more significant of the two concerns. The Federal Reserve has been deliberate in its moves to raise short-term interest rates. It has also started to shrink its balance sheet. Long-term interest rates have started to follow suit. We believe that rising interest rates are starting to put pressure on valuations. We are also starting to see pressure on emerging and non-emerging market currencies. Not surprisingly, economic weakness is starting to show up around the world.

In the meantime, we believe that the U.S. economy remains on its strong trajectory. The business and economic climate in the United States stands out as one of the most robust in the world. The tax cut of earlier this year is having its expected impact on consumer and capital spending. There seems to be enough slack in the work force that employment can grow without reigniting inflation. Productivity has also started to improve. With this backdrop, we expect value stocks to remain attractive. We

Top Ten Positions (as of 8/31/18)	% of Net Assets
Allegheny Technologies, Inc.	2.53%
Popular, Inc.	2.50%
KBR, Inc.	2.45%
Tutor Perini Corp.	2.11%
HomeStreet, Inc.	2.02%
FrieghtCar America, Inc.	1.92%
Gulfport Energy Corp.	1.81%
ICF International, Inc.	1.74%
Kemper Corp.	1.73%
United Financial Bancorp, Inc.	1.68%

Portfolio Review (as of 8/31/18)
P/E: Price/Earnings:	12.8	x
P/B: Price/Book:	1.5	x
Holdings:	106
Weighted Average Market Capitalization (millions):	$1,740
ROE: Return on Equity:	4.5%
OROA: Operating Return on Operating Assets:	9.0%

Portfolio holdings are subject to change at any time.

Value investing involves buying the stocks of companies that are out of favor or are undervalued. This may adversely affect The WPG Partners Small/ Micro Cap Value Fund’s value and return. Investments in REITs include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. The purchase of rights and warrants involves risk that the Fund could lose the purchase value of the right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. The effective price paid for a right or warrant may exceed the value of the subscribed security’s market price. Investments made in small or micro-capitalization companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small and micro-caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange.

believe the style and size headwinds we have seen for several years should, eventually, begin to abate. Rising interest rates have historically disproportionately impacted growth stocks. We favor real assets over financial assets. As of August 31, 2018, our portfolio continues to have an industrial-and energy-focused orientation, and we remain underweighted financial services and related stocks.

Sincerely,

Richard Shuster, CFA

Portfolio Manager, Boston Partners WPG Small/Micro Cap Value Fund

Annual Report 2018  |  15

BOSTON PARTNERS INVESTMENT FUNDS

WPG PARTNERS SMALL/MICRO CAP VALUE FUND (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $100,000 Investment in

WPG Partners Small/Micro Cap Value Fund vs. Russell 2000® Value Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2008 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Value Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2018

	Average Annual Total Return				Gross Expense	Net Expense
	1 Year	3 Year	5 Year	10 Year	Ratio	Ratio
WPG Partners Small/Micro Cap Value Fund
Institutional Class	16.16%	7.99%	4.93%	7.24%	1.29%	1.10%
Russell 2000® Value Index	20.05%	15.73%	11.72%	9.27%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 1.10% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.10%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.10% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY FUND (UNAUDITED)

Dear Shareholder,

The Boston Partners Global Equity Fund – Institutional Class returned 9.93% for the trailing year ended August 31, 2018. During that same period, the MSCI World Index returned 13.72%.

Except for one big interruption, equity markets moved steadily higher throughout much of the trailing year. The MSCI World Index sold-off nearly 10% in late January through early February after the Federal Reserve reiterated its commitment to further interest-rate increases (conjuring thoughts of slower growth). Various other concerns about a flattening yield curve, weakening commodity prices, Chinese economic stability, etc., were set-aside as sentiment remained positive, supported in part by US fiscal stimulus. The outperformance of Growth indices over Value indices accelerated during the period. Technology stocks and their Consumer Discretionary cousins, Amazon.com and Netflix, led the market higher. Energy stocks also outperformed as oil prices rose with the threat of US sanctions on Iran and deepening turmoil in Venezuela crimping global oil output. The biggest sector laggards were Consumer Staples, Utilities, and Telecommunications. Rising rates and a decent economy have also taken the wind out of the sails of defensive and higher yielding stocks.

Our strategy remains focused on identifying dislocations between underlying fundamentals and valuations on an individual company basis. Sector and Region allocation are the by-products of bottom-up stock selection. The fund earned positive relative performance from its underweight allocation to Consumer Staples, Utilities, and REITs. As mentioned above, these sectors are lagging the broader market in the face of a reasonably strong economy and rising rates. An underweight allocation to Tobacco stocks within the Consumer Staples sector was particularly beneficial to portfolio performance. Less people are smoking and new “Vaping” gadgets are failing to catch-on. The biggest drag on relative performance has been the outperformance of “growth” and expensive “momentum” stocks. In addition, two top performing stocks included in the Benchmark (Apple and Amazon.com), but not held in the portfolio, were the largest detractors from relative performance.

From a sector perspective, positioning in the Technology, Health Care, and Consumer Discretionary sectors were the largest performance detractors within the portfolio. Having no weight in Medical Device stocks, which are trading near record multiples, hurt relative performance as well. Amazon’s entry into Health Care (with its acquisition of PillPack) negatively impacted some of the portfolio’s Pharma Distribution holdings during the period.

Financials and Materials remain the most overweight sectors in the portfolio. The Financial sector overweight is led by Insurance and Diversified Financial Services companies. The Materials sector overweight is concentrated in Construction Materials stocks. The Consumer Discretionary and Technology sectors are underweight mainly because of valuations. The portfolio does not own the three largest benchmark positions: Apple, Amazon.com, and Facebook. The portfolio remains underweight the REITs and Utilities sectors. Stocks in these sectors became expensive because of low rates, and we believe that these valuations should be reasonably challenged as rates rise.

From a region perspective, the portfolio was overweight the United Kingdom, Emerging Markets and Japan at the expense of North America and the Pacific ex-Japan. The underlying rationale for all portfolio exposures is the dislocation between valuations and company fundamentals.

We believe that global fundamentals remain favorable from a macro-economic and corporate earnings perspective. Negative

Top Ten Positions (as of 8/31/18)	% of Net Assets
Microsoft Corp.	3.46%
Berkshire Hathaway, Inc., Class B	3.43%
Bank of America Corp.	2.15%
Anthem, Inc.	2.12%
Goldman Sachs Group, Inc.	1.72%
Oracle Corp.	1.70%
Verizon Communications, Inc.	1.64%
Eaton Corp. PLC	1.58%
Alphabet, Inc., Class C	1.49%
CRH PLC	1.47%

Portfolio Review (as of 8/31/18)
P/E: Price/Earnings:	15.2	x
P/B: Price/Book:	1.9	x
Holdings:	109
Weighted Average Market Capitalization (millions):	$119,482
ROE: Return on Equity:	16.0%
OROA: Operating Return on Operating Assets:	50.3%

Portfolio holdings are subject to change at any time.

International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than US dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing and other financial practices. Investment in emerging market securities may increase these risks. Emerging markets investments are subject to the aforementioned risks, along with periods of high inflation, increased risk of default, less governmental supervision and regulation of securities markets, lack of liquidity in the markets and significantly smaller market capitalizations. The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the- counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. An investment in the Fund should be part of a carefully diversified portfolio.

news tends to dominate the headlines, but the positives shouldn’t be overlooked. We expect that equity markets will benefit from lower global corporate tax rates, US fiscal stimulus, China stimulus, and declining global short rates that steepen the global yield curve. More important for bottom-up stock pickers, like ourselves, our investment universe contains many stocks with compelling “Three Circle” characteristics. Growth and Price Momentum investing have led the market over the past 12 months. As of August 31, 2018, the Boston Partners Global Equity Fund portfolio traded at 12.4 times 2018 earnings versus the MSCI World Index’s 15.1 times multiple. Despite this historically deep valuation discount, the Fund possessed a higher free-cash-flow yield, and fundamental metrics and earnings momentum indicators that are in-line with the MSCI World Index. For reasons inexplicable to us, the market has by-passed these stocks with attractive Three-Circle characteristics, instead favoring concept orientated growth stocks with what appear to be unrealistic valuation multiples. If history is any guide, we believe that this will not last and valuation will rotate into favor.

Sincerely,

Christopher K. Hart, CFA

Senior Portfolio Manager, Boston Partners Global Equity Fund

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY FUND (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $100,000 Investment in

Boston Partners Global Equity Fund vs. MSCI World Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on December 30, 2011 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2018

	Average Annual Total Return			Since		Gross Expense	Net Expense
	1 Year	3 Year	5 Year	Inception		Ratio	Ratio
Boston Partners Global Equity Fund
Institutional Class(1)	9.93%	10.10%	10.10%	12.07%		1.05%	0.95%
MSCI World Index	13.72%	12.56%	10.85%	12.45	%(2)	n/a	n/a

(1)	Inception date of the Fund was December 30, 2011.
(2)	Index performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 0.95% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.95%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 0.95% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

18  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (UNAUDITED)

Dear Shareholder:

The Boston Partners Global Long/Short Fund – Institutional Class returned 1.59% net of fees while averaging 50% net long exposure for the fiscal year ended August 31, 2018. This compares to the 13.72% return posted by the MSCI World Index during the same period.

On the back of strong earnings and economic reports, global equities were able to look past heightened trade tensions between Washington and Beijing and post gains for the fiscal year. Inflows into stock mutual funds and exchange traded funds (ETFs) surged during the year as a drop in U.S. unemployment claims to a 49-year low, an increase in productivity and a jump in both household and business confidence measures were able to offset wage/margin pressures, a spike in oil prices and the eight hike in the U.S. Fed funds rate during this cycle. Growth continued its dominance over value, with the MSCI World Growth NR Index returning 18.9% during the fiscal year, compared to the 7.3% return of the MSCI World Value NR Index; this was a significant headwind for our value-oriented investment approach, as the most expensive cohort of the MSCI World Index led the Index’s return.

The Fund’s long holdings were up 11.3%. Long gains were driven by holdings across the Information Technology, Financials, and Energy sectors. Within Technology, gains were driven by mature large-cap incumbents in the software industry as well as several mid- to large-cap semiconductor businesses that have benefitted from shifting to more attractive end markets such as autos, health care, and industrials. Financials gains were buoyed by positions in several large U.S. banks. Lastly, Energy performance was chiefly driven by E&P (exploration and production) companies that have benefitted from the rise in the price of oil during the year as well as strong production growth, capital expenditure discipline, and high free cash flow levels that have started to be returned to shareholders.

The Fund’s short holdings were up in price 17.6% and detracted from Fund performance. Losses were most pronounced in the Industrials, Consumer Discretionary, and Information Technology sectors. Technology shorts within the electronics and software industries rose in price, while several machinery shorts within Industrials appreciated in price during the period. Many shorts within Consumer Discretionary were seemingly beneficiaries of the market’s search for growth, yet we continue to have conviction in the forward prospects for many of those positions. We believe many of the holdings across the aforementioned sectors rose merely as a result of sentiment and multiple expansion in lieu of fundamental business improvement, and we maintained positioning in many of these areas.

The Fund began the fiscal year with 47% net long exposure and ended the period with 53% net long exposure, with the increase primarily attributable to a decrease in short exposure after covering several positions amid price declines early in 2018.

The global economy and stock markets appear resilient with strong earnings and GDP growth expected for the foreseeable future. However, the “new normal” of low volatility and low growth appear to be over, with secularly low interest rates likely coming to an end and the U.S. Federal Reserve beginning the process of reducing its balance sheet. After a decade of near zero cost

Top Ten Positions (as of 8/31/18)	% of Net Assets
Microsoft Corp.	3.65%
Anthem, Inc.	2.35%
Berkshire Hathaway, Inc., Class B	2.22%
Bank of America Corp.	2.22%
Goldman Sachs Group, Inc.	1.76%
Oracle Corp.	1.72%
Verizon Communications, Inc.	1.71%
Eaton Corp. PLC	1.67%
Alphabet Inc., Class C	1.64%
Laboratory Corp. of America Holdings	1.55%

Portfolio Review (as of 8/31/18)	Long		Short
P/E: Price/Earnings:	15.1	x	27	x
P/B: Price/Book:	1.9	x	3	x
Holdings:	108		137
Weighted Average Market Capitalization (millions):	$117,805		$11,838
ROE: Return on Equity:	16.3%		8.9%
OROA: Operating Return on Operating Assets:	50.5%		12.1%

Portfolio holdings are subject to change at any time.

The Fund will engage in short sales, which creates a form of investment leverage and means the Fund’s loss potential on a short sale is unlimited. Fluctuations in the market value of the Fund’s portfolio may have disproportionately large effects or cause the NAV of the Fund to decline faster than it would otherwise. The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. REITS include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity. The Fund may experience high portfolio turnover which may result in higher costs and capital gains.

of capital, a lot of weak hands have been allowed to stay at the table. While the odds of an imminent recession appear to be low, we expect a return to the “old normal” to be most unfavorable for certain pockets of the market where we see significant valuation risk and very low quality/unprofitable businesses. We welcome the end of the “new normal” with open arms and believe this presents an opportunity for active management and, more specifically, for the relative prospects of stocks exhibiting attractive valuations, strong business fundamentals/high quality, and improving business momentum.

We continue to focus our efforts on purchasing shares of only those companies we deem most likely to appreciate on the long side, while selling short securities likely to fail due to a combination of valuation risk, earnings risk, and/or balance

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (UNAUDITED) (CONTINUED)

sheet risk. Our analysis process is bottom-up and rooted in the three circles framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Josh Jones, CFA
Christopher Hart, CFA

Portfolio Managers for the Boston Partners Global Long/Short Fund

20  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (UNAUDITED) (CONTINUED)

Comparison of Change in Value of $100,000 Investment in

Boston Partners Global Long/Short Fund vs. MSCI World Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on December 31, 2013 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2018

	Average Annual Total Return		Since		Gross Expense	Net Expense
	1 Year	3 Year	Inception		Ratio	Ratio
Boston Partners Global Long/Short Fund
Institutional Class(1)	1.59%	3.19%	3.22%		2.64%	2.64%
MSCI World Index	13.72%	12.56%	8.66	%(2)	n/a	n/a

(1)	Inception date of the Fund was December 31, 2013.
(2)	Index performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Institutional Class shares exceeds 2.00% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 2.00%. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses for a year are less than 2.00% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2018  |  21

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $10,000 Investment in

Boston Partners Global Long/Short Fund vs. MSCI World Index

The chart assumes a hypothetical $10,000 initial investment in the Fund made on April 11, 2014 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2018

	Average Annual				Gross	Net
	Total Return		Since		Expense	Expense
	1 Year	3 Year	Inception		Ratio	Ratio
Boston Partners Global Long/Short Fund
Investor Class(1)	1.33%	2.93%	3.49%		2.89%	2.89%
MSCI World Index	13.72%	12.56%	9.13	%(2)	n/a	n/a

(1)	Inception date of the Fund was April 11, 2014.
(2)	Index performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Investor Class shares exceeds 2.25% of the average daily net assets attributable to the Fund’s Investor Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 2.25%. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses for a year are less than 2.25% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

22  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND (UNAUDITED)

Dear Shareholder,

The Boston Partners Emerging Markets Long/Short Fund – Institutional Class returned -8.11% for the trailing year ended August 31, 2018. During that same period, the MSCI Emerging Markets Index, the Fund’s benchmark, returned -0.32% and the MSCI World Index returned 13.72%. Emerging markets performed admirably during the final four months of 2017, and a fourth quarter rally bolstered annual 2017 returns that were the best since 2009. The MSCI Emerging Markets Index went parabolic in January on expectations that the synchronized global recovery would continue. From August 31, 2017 through January 26, 2018, the MSCI Emerging Markets Index returned 17.6%. Since then, emerging markets have prodigiously sold-off. Escalating trade tensions between Washington and Beijing, and a tightening US Fed have been the root cause of depressed emerging market equities and currencies returns during 2018. The price of oil has also become dearer. Despite perceptions, most emerging countries are net importers of oil with even big oil producers like Brazil importing to meet domestic demand. Emerging market currency devaluations have occurred despite best efforts to defend currencies with interest rate hikes and the sale of foreign currency reserves.

Asia was the best performing region in the MSCI Emerging Markets Index, led higher by India, Taiwan, and Korea. The MSCI China Index also posted modestly positive performance. The mainland indices traded markedly lower, bearing the brunt of the tariff imbroglio. Energy was the best performing sector in the MSCI Emerging Markets Index. Oil prices rose with the threat of US sanctions on Iran and any country that imports oil from Iran. Ever deepening turmoil in Venezuela has also crimped global oil output. Latin America and the Middle East were the worst performing regions, led lower by Brazil and Turkey, respectively. With the resurgent dollar, sentiment turned particularly negative against countries, like Brazil and Turkey, with current account deficits, high dollar denominated debt, and political uncertainty.

As always, our strategy remains focused on identifying dislocations between underlying fundamentals and valuations on an individual company basis, and the changes in momentum – both price and fundamental – associated with each stock. During the period, the long book returned -6.5% and the short book returned -2.2%. The long book’s positioning in the Technology sector and China & Hong Kong region delivered strong relative performance. Asian Technology stocks have performed reasonably well over the trailing year. Performance benefitted from long positions in stocks integral to the mobile device supply chain and manufacturing, and Chinese internet service providers. The portfolio’s overweight position in shares of Chinese Baijiu (liquor) manufacturers also aided relative performance. Valuations in these stocks appear attractive, and we see pent-up demand following a several year down cycle due to a government anti-corruption campaign during Xi Jinping’s first years in power.

Positive contributors to performance from the short book included a short position in a large African wireless network operator. Shares of the company plunged after a foreign central bank demanded repayment of billions of dollars that the bank said was improperly repatriated. A shorted Korean Liquid Crystal Display (LCD) manufacturer was also a notable contributor to

Top Ten Positions (as of 8/31/18)	% of Net Assets
Alibaba Group Holding Ltd. – SP ADR	3.29%
Samsung Electronics Co., Ltd.	2.88%
Naspers Ltd.	2.17%
Anheuser-Busch InBev SA – SP ADR	1.80%
China Mobile Ltd. – SP ADR	1.66%
Air Lease Corp.	1.49%
Sberbank of Russia PJSC – SP ADR	1.31%
Dish TV India Ltd.	1.16%
KT Corp. – SP ADR	1.04%
Adecoagro SA	1.01%

Portfolio Review (as of 8/31/18)	Long		Short
P/E: Price/Earnings:	11.9	x	17.5	x
P/B: Price/Book:	1.4	x	1.4	x
Holdings:	193		83
Weighted Average Market Capitalization (millions):	$74,571		$8,016
ROE: Return on Equity:	17.0%		12.0%
OROA: Operating Return on Operating Assets:	64.4%		19.3%

Portfolio holdings are subject to change at any time.

The Fund will engage in short sales, which creates a form of investment leverage and means the Fund’s loss potential on a short sale is unlimited. Fluctuations in the market value of the Fund’s portfolio may have disproportionately large effects or cause the NAV of the Fund to decline faster than it would otherwise. The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign and emerging market securities may expose the fund to currency and exchange rate fluctuations, high inflation, increased risk of default, less governmental supervision and regulation of securities markets, lack of liquidity in the markets, significantly smaller market capitalizations, political, social or economic instability, and differences in taxation, auditing and other financial practices. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. REITS include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity. The Fund may experience high portfolio turnover which may result in higher costs and capital gains.

performance. The flat panel display industry is a highly cyclical, capital intensive business offering little product differentiation, and facing increasing competitive pressure from China. Finally, short positions in numerous Turkish banks benefitted the portfolio performance. Rising US rates and threat of US sanctions against Turkey are exacerbating Turkey’s stock market decline and current account deficits.

Long positions in the Financials and Consumer Discretionary sectors, as well holdings in Africa, Middle East, and Latin America were among the larger detractors from relative performance. The long book’s Turkish positions traded lower due to Turkey’s com-

Annual Report 2018  |  23

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND (UNAUDITED) (CONTINUED)

promised economic position and US sanctions on Turkey for not releasing a US pastor. The long book’s Materials stocks, led by an African diamond miner, declined on rising labor costs and reduced guidance. Long positions in Latin America broadly traded lower because of macroeconomic troubles. In Brazil a nationwide trucker’s strike choked activity, grounded flights and prompted a run on gasoline. Brazil analysts raised their 2018 inflation forecast and cut growth forecasts. Capital flight in Argentina caused the peso to lose more than a third of its value against the dollar, prompting the need for a $50 billion bailout from the International Monetary Fund. Individual detractors from the short book’s performance included a Taiwanese athletic footwear manufacturer and Korean biosimilar company. Shares of the footwear manufacturer rose in price following positive earnings from Nike. As of August 31, 2018, the fund remained short the stock because of weakening fundamentals due to a maturing athleisure trend and growing pressure from Nike’s supply chain improvement initiatives. The biosimilar company appeared a very richly priced with constrained margins.

Our target for net exposure is 50%, the midpoint of our 30-70% range. As of August 31, 2018, the long book was fully invested, and on a stock-by-stock basis we look to build 30-70 percentage points of shorts. The long percentage (approximately 100%) minus the short percentage is referred to as “net exposure.” Over the trailing year, the emerging market opportunity set has not offered as many compelling fundamental shorts, and the average net exposure was 65% during the period. The Fund maintained 151 long positions and 74 short positions.

Since the strategy’s inception, the team managing the Emerging Markets Long/Short Fund purchases shares of only those companies they deem most likely to appreciate on the long side, while selling short securities likely to fail due to valuation risk, earnings risk, and/or balance sheet risk. Our investment process is rooted in the three circles framework of low valuation, positive business momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Paul Korngiebel, CFA

Portfolio Manager – Emerging Markets Long/Short Fund

24  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND (UNAUDITED) (CONTINUED)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Emerging Markets Long/Short Fund vs. MSCI Emerging Markets Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on March 1, 2015 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI Emerging Markets Index is unmanaged, does not incur expenses and is not available for investment.

Total Return for the Period Ended August 31, 2018

	Average Annual Total Return		Since		Gross Expense	Net Expense
	1 Year	3 Year	Inception		Ratio	Ratio
Boston Partners Emerging Markets Long/Short Fund
Institutional Class(1)	–8.11%	5.02%	3.81%		2.98%	2.07%
MSCI World Index(2)	13.72%	12.56%	8.79	%(3)	n/a	n/a
MSCI Emerging Markets Index	–0.32%	11.82%	4.78	%(3)	n/a	n/a

(1)	Inception date of the Fund was March 1, 2015.
The Fund commenced operations as a series of The RBB Fund, Inc. on December 15, 2015, when substantially all of the assets of Boston Partners Emerging Market Long/Short Equity (the “Prior Account”) transferred to the Fund. The Fund is managed in all material respects in a manner equivalent to the management of the Prior Account. Accordingly, the performance information shown above for periods prior to December 15, 2015 is that of the Prior Account.
(2)	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.
(3)	Index performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.00% of the Fund’s average daily net assets attributable to Institutional Class shares. This contractual limitation is in effect until February 29, 2020, and may not be terminated without the approval of the Board of Directors. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 2.00%. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 2.00% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in

Annual Report 2018  |  25

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND (UNAUDITED) (CONCLUDED)

the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS FUND (UNAUDITED)

Dear Shareholder,

The Boston Partners Emerging Markets Fund – Institutional Class returned -8.11% since the Fund’s inception on October 17, 2017 through August 31, 2018. During that same period, the MSCI Emerging Markets Index, the Fund’s benchmark, returned -4.40% and the MSCI World Index returned 9.50%. Emerging markets performed admirably during the final four months of 2017, and a fourth quarter rally bolstered annual 2017 returns that were the best since 2009. The MSCI Emerging Markets Index went parabolic in January on expectations the synchronized global recovery would continue. From August 31, 2017 through January 26, 2018, the MSCI Emerging Markets Index returned 17.6%. Since then, emerging markets have prodigiously sold-off. Escalating trade tensions between Washington and Beijing, and a tightening US Fed have been the root cause of depressed emerging market equities and currencies returns during 2018. The price of oil has also become dearer. Despite perceptions, most emerging countries are net importers of oil with even big oil producers like Brazil importing to meet domestic demand. Emerging market currency devaluations have occurred despite best efforts to defend currencies with interest rate hikes and the sale of foreign currency reserves.

Asia was the best performing region in the MSCI Emerging Markets Index, led higher by India, Taiwan, and Korea. The MSCI China Index also posted modestly positive performance. The mainland indices traded markedly lower, bearing the brunt of the tariff imbroglio. Energy was the best performing sector in the MSCI Emerging Markets Index. Oil prices rose with the threat of US sanctions on Iran and any country that imports oil from Iran. Ever deepening turmoil in Venezuela has also crimped global oil output. Latin America and the Middle East were the worst performing regions, led lower by Brazil and Turkey, respectively. With the resurgent dollar, sentiment turned particularly negative against countries, like Brazil and Turkey, with current account deficits, high dollar denominated debt, and political uncertainty.

As always, our strategy remains focused on identifying dislocations between underlying fundamentals and valuations on an individual company basis, and the changes in momentum – both price and fundamental – associated with each stock. During the period, positioning in the Technology sector and China & Hong Kong region delivered strong relative performance. Asian Technology stocks have performed reasonably well over the trailing year. Performance benefitted from long positions in stocks integral to the mobile device supply chain and internet service providers. The portfolio’s overweight position in shares of Chinese Baijiu (liquor) manufacturers also aided relative performance. Valuations in these stocks appear attractive, and we see pent-up demand following a several year down cycle due to a government anti-corruption campaign during Xi Jinping’s first years in power.

Long positions in the Financials and Materials sectors, as well as holdings from Africa, Middle East, and Latin America, were among the larger detractors from relative performance. Turkish positions traded lower due to Turkey’s compromised economic position and US sanctions on Turkey for not releasing a U.S. pastor. The portfolio’s Materials stocks, led by an African diamond miner, declined on rising labor costs and reduced guidance. Long positions in Latin America broadly traded lower because of macroeconomic troubles. In Brazil a nationwide

Top Ten Positions (as of 8/31/18)	% of Net Assets
Tencent Holdings Ltd.	3.83%
Alibaba Group Holding Ltd. – SP ADR	3.29%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.13%
Samsung Electronics Co., Ltd.	2.94%
Naspers Ltd.	2.21%
Baidu Inc. – SP ADR	1.89%
Anheuser-Busch InBev SA – SP ADR	1.82%
China Mobile Ltd. – SP ADR	1.66%
Air Lease Corp.	1.49%
Sberbank of Russia PJSC – SP ADR	1.39%

Portfolio Review (as of 8/31/18)
P/E: Price/Earnings:	11.9	x
P/B: Price/Book:	1.4	x
Holdings:	187
Weighted Average Market Capitalization (millions):	$75,851
ROE: Return on Equity:	17.0%
OROA: Operating Return on Operating Assets:	35.6%

The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign and emerging market securities may expose the fund to currency and exchange rate fluctuations, high inflation, increased risk of default, less governmental supervision and regulation of securities markets, lack of liquidity in the markets, significantly smaller market capitalizations, political, social or economic instability, and differences in taxation, auditing and other financial practices. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. REITS include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity. The Fund may experience high portfolio turnover which may result in higher costs and capital gains trucker’s strike choked activity, grounded flights and prompted a run on gasoline, which led to Brazil analysts raising their 2018 inflation forecast and cutting growth forecasts.

Since the strategy’s inception, the team managing the Boston Partners Emerging Markets Fund purchases shares of only those companies they deem most likely to appreciate based on our Three Circles framework of low valuation, positive business momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over three decades. As of August 31, 2018, we believe the portfolio remains well positioned with holdings that reflect our Three Circle characteristics.

Sincerely,

Paul Korngiebel, CFA

Portfolio Manager – Emerging Markets Fund

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS FUND (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Emerging Markets Fund vs. MSCI World Index

Total Return for the Period Ended August 31, 2018

	Since Inception(1)	Gross Expense Ratio	Net Expense Ratio
Boston Partners Emerging Markets Fund
Institutional Class(1)(2)	–8.11%	1.34%	1.10%
MSCI World Index(2)(3)	9.50%	n/a	n/a
MSCI Emerging Markets Index(2)	–4.40%	n/a	n/a

(1)	Inception date of the Fund was October 17, 2017.
(2)	Not annualized.
(3)	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.
(4)	Index performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Institutional Class shares exceeds 1.10% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 1.10%. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.10% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

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BOSTON PARTNERS INVESTMENT FUNDS

DEFINITIONS (UNAUDITED)

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of August 31, 2018 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

Earnings per share: Is the portion of a company’s profit allocated to each outstanding share of common stock.

Free cash flow yield is an indicator that compare free cash flow and market cap. It is a representation of the income created by an investment.

High Dividend: The MSCI High Dividend Yield Factor aims to capture the high dividend yield equity opportunity set within a standard MSCI parent index (U.S.) by including only securities that offer a higher than average dividend yield (i.e. at least 30% higher) relative to that of the parent index and that pass dividend sustainability and persistence screens.

Mergers and Acquisitions (M&A) is a general term that refers to the consolidation of companies or assets through various types of financial transactions.

Momentum: High Momentum companies are characterized in the literature as companies with high price performance in the recent history, up to 12-months. High Momentum companies tend to continue their high price performance over the near term, typically over a 6 – 12 month period.

MSCI China Index is used as a common benchmark for world or global stock funds intended to represent a broad cross-section of global markets.

MSCI EAFE (EAFE) Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada. It is maintained by MSCI Inc., a provider of investment decision support tools; the EAFE acronym stands for Europe, Australasia and Far East.

MSCI Emerging Markets (EM) Index is an index created by Morgan Stanley Capital International (MSCI) designed to measure equity market performance in global emerging markets.

MSCI World Index is an unmanaged index that measures the equity market performance of developed markets.

MSCI World Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across 23 Developed Markets Countries.

MSCI World Value NR Index is an index tracking value stocks, which are stocks with prices lower than their intrinsic values.

Wilshire 5000 Total Market Index® is a market-capitalization-weighted index of the market value of all stocks actively traded in the United States.

NASDAQ Composite Index is a stock market index of the common stocks and similar securities listed on the NASDAQ stock market.

OROA: Operating Return on Operating Assets

P/B: Price/Book: A valuation ratio of a company’s current share price compared to its book value.

P/E: Price/Earnings: A valuation ratio of a company’s current share price compared to its per-share earnings.

Quality has long been established as an investment approach, dating back to Benjamin Graham, but it is less well accepted as a factor, especially when compared with value, size, yield, momentum and low volatility. By “factor”, we mean any characteristic that helps explain the risk and returns of a group of securities.

ROE: Return on Equity: measures a corporation’s profitability by revealing how much profit a company generates with the money invested.

Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Russell 1000® Growth Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. It represents the top companies by market capitalization. The Russell 1000 typically comprises approximately 90% of the total market capitalization of all listed U.S. stocks.

Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. The Russell 1000® Value Index refers to a composite of large and mid-cap companies located in the United States that also exhibit a value probability.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000(r) Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.

Russell 2000® Growth Index is an unmanaged index that measures the performance of Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

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BOSTON PARTNERS INVESTMENT FUNDS

DEFINITIONS (UNAUDITED) (CONCLUDED)

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® Index. It includes companies that display signs of above average growth.

Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index is a market capitalization weighted index comprised of 800 publicly traded U.S. companies with market caps of between $2 and $10 billion. The average Russell Midcap Index member has a market cap of $8 billion to $10 billion, with a median value of $4 billion to $5 billion.

Russell Midcap® Growth Index measures the performance of the mid-capitalization growth sector of the U.S. equity market.

Russell Midcap® Value Index measures the performance of the mid-capitalization value sector of the U.S. equity market.

S&P 500® Index is an unmanaged index that measures the performance of 500 large-cap stocks.

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BOSTON PARTNERS INVESTMENT FUNDS

FUND EXPENSE EXAMPLES

AUGUST 31, 2018 (unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2018 through August 31, 2018, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, if any. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE MARCH 1, 2018	ENDING ACCOUNT VALUE AUGUST 31, 2018	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO		ACTUAL SIX-MONTH TOTAL INVESTMENT RETURN FOR THE FUND
Boston Partners Small Cap Value Fund II
Institutional
Actual	$1,000.00	$1,091.30	$5.80	1.10%		9.13%
Hypothetical (5% return before expenses)	1,000.00	1,019.66	5.60	1.10		N/A
Investor
Actual	$1,000.00	$1,090.40	$7.11	1.35%		9.04%
Hypothetical (5% return before expenses)	1,000.00	1,018.40	6.87	1.35		N/A
Boston Partners Long/Short Equity Fund
Institutional
Actual	$1,000.00	$952.20	$14.17	2.88	%(1)	–4.78%
Hypothetical (5% return before expenses)	1,000.00	1,010.69	14.60	2.88	(1)	N/A
Investor
Actual	$1,000.00	$950.70	$15.44	3.13	%(1)	–4.93%
Hypothetical (5% return before expenses)	1,000.00	1,009.38	15.90	3.13	(1)	N/A
Boston Partners Long/Short Research Fund
Institutional
Actual	$1,000.00	$966.30	$11.00	2.22	%(1)	–3.37%
Hypothetical (5% return before expenses)	1,000.00	1,014.01	11.27	2.22	(1)	N/A
Investor
Actual	$1,000.00	$965.10	$12.23	2.47	%(1)	–3.49%
Hypothetical (5% return before expenses)	1,000.00	1,012.75	12.53	2.47	(1)	N/A
Boston Partners All-Cap Value Fund
Institutional
Actual	$1,000.00	$1,030.70	$4.09	0.80%		3.07%
Hypothetical (5% return before expenses)	1,000.00	1,021.17	4.08	0.80		N/A
Investor
Actual	$1,000.00	$1,029.40	$5.37	1.05%		2.94%
Hypothetical (5% return before expenses)	1,000.00	1,019.91	5.35	1.05		N/A

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BOSTON PARTNERS INVESTMENT FUNDS

FUND EXPENSE EXAMPLES (CONCLUDED)

AUGUST 31, 2018 (unaudited)

	BEGINNING ACCOUNT VALUE MARCH 1, 2018	ENDING ACCOUNT VALUE AUGUST 31, 2018	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO		ACTUAL SIX-MONTH TOTAL INVESTMENT RETURN FOR THE FUND
WPG Partners Small/Micro Cap Value Fund
Institutional
Actual	$1,000.00	$1,115.90	$5.87	1.10%		11.59%
Hypothetical (5% return before expenses)	1,000.00	1,019.66	5.60	1.10		N/A
Boston Partners Global Equity Fund
Institutional
Actual	$1,000.00	$1,008.10	$4.81	0.95%		0.81%
Hypothetical (5% return before expenses)	1,000.00	1,020.42	4.84	0.95		N/A
Boston Partners Global Long/Short Fund
Institutional
Actual	$1,000.00	$975.40	$11.85	2.38	%(1)	–2.46%
Hypothetical (5% return before expenses)	1,000.00	1,013.21	12.08	2.38	(1)	N/A
Investor
Actual	$1,000.00	$973.50	$13.08	2.63	%(1)	–2.65%
Hypothetical (5% return before expenses)	1,000.00	1,011.95	13.34	2.63	(1)	N/A
Boston Partners Emerging Markets Long/Short Fund
Institutional
Actual	$1,000.00	$886.00	$9.56	2.01	%(1)	–11.40%
Hypothetical (5% return before expenses)	1,000.00	1,015.07	10.21	2.01	(1)	N/A
Boston Partners Emerging Markets Fund
Institutional
Actual	$1,000.00	$866.20	$5.17	1.10	%(1)	–13.38%
Hypothetical (5% return before expenses)	1,000.00	1,019.66	5.60	1.10	(1)	N/A

*	Expenses are equal to each Fund’s annualized six-month expense ratios in the table above, which include waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
(1)	These amounts include dividends paid on securities which the Funds have sold short (“Short-sale dividends”) and related interest expense. The amount of short-sale dividends and related interest expense was 0.50% of average net assets for the six-month period ended August 31, 2018 for both the Institutional Class and Investor Class of the Boston Partners Long/Short Equity Fund, 0.87% of average net assets for the Institutional Class and Investor Class of the Boston Partners Long/Short Research Fund, 0.73% of average net assets of the Institutional Class and Investor Class of the Boston Partners Global Long/Short Fund and 0.01% of average net assets for the Institutional Class of the Boston Partners Emerging Markets Long/Short Fund.

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BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
Portfolio Holdings Summary Tables (unaudited)

BOSTON PARTNERS

SMALL CAP VALUE FUND II

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Finance	29.9%	$185,627,163
Consumer Services	11.7	72,560,856
Technology	11.4	70,883,948
Capital Goods	10.5	64,976,337
Basic Industries	7.5	46,636,031
Energy	6.6	40,845,624
Real Estate Investment Trusts	6.3	39,012,938
Health Care	6.2	38,199,187
Consumer Non-Durables	3.7	23,067,207
Consumer Durables	2.2	13,789,018
Communications	0.9	5,548,259
Utilities	0.6	3,715,626
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	24.8	154,014,226
SHORT-TERM INVESTMENTS	2.4	14,935,192
LIABILITIES IN EXCESS OF OTHER ASSETS	(24.7)	(153,318,097)
NET ASSETS	100.0%	$620,493,515

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS

LONG/SHORT EQUITY FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Energy	17.4%	$122,846,293
Finance	17.1	120,678,929
Consumer Services	13.4	94,340,245
Technology	12.9	91,043,596
Health Care	12.1	85,053,394
Capital Goods	8.0	56,171,789
Transportation	4.6	32,394,027
Basic Industries	3.7	26,307,397
Communications	3.6	25,635,473
Consumer Non-Durables	2.9	20,211,935
Utilities	2.5	17,635,001
Real Estate Investment Trusts	1.2	8,749,855
Consumer Durables	0.4	2,837,339
PURCHASED OPTIONS	0.0	20,368
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	10.1	71,065,241
SHORT-TERM INVESTMENTS	0.2	1,607,812

SHORT POSITIONS:
COMMON STOCK
Technology	(13.6)	(96,212,237)
Health Care	(7.8)	(55,006,795)
Consumer Services	(7.4)	(52,179,106)
Consumer Durables	(4.3)	(30,110,203)
Consumer Non-Durables	(3.4)	(23,812,358)
Capital Goods	(2.8)	(20,125,518)
Utilities	(2.6)	(18,133,680)
Finance	(2.3)	(16,036,433)
Communications	(1.7)	(12,267,275)

BOSTON PARTNERS

LONG/SHORT EQUITY FUND (continued)

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
Basic Industries	(0.7)	$(4,732,635)
Energy	(0.0)	(7)
EXCHANGE TRADED FUNDS	(0.3)	(2,581,784)
OPTIONS WRITTEN	(0.1)	(524,797)
OTHER ASSETS IN EXCESS OF LIABILITIES	36.9	260,615,471
NET ASSETS	100.0%	$705,491,337

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS

LONG/SHORT RESEARCH FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Technology	21.8%	$1,475,568,521
Finance	19.3	1,304,729,044
Consumer Services	10.4	699,458,203
Health Care	10.3	695,742,017
Capital Goods	9.9	665,540,107
Energy	9.4	634,352,983
Basic Industries	5.1	343,248,990
Consumer Non-Durables	4.9	332,044,886
Communications	3.0	205,790,912
Consumer Durables	1.4	95,082,274
Transportation	1.1	75,927,918
Real Estate Investment Trusts	0.2	10,455,869
WARRANTS	0.0	245,943
SHORT-TERM INVESTMENTS	2.4	164,671,025

SHORT POSITIONS:
COMMON STOCK
Technology	(8.6)	(580,550,166)
Consumer Services	(7.1)	(477,944,878)
Finance	(6.3)	(425,656,695)
Energy	(4.5)	(307,075,940)
Capital Goods	(4.2)	(283,048,463)
Consumer Non-Durables	(3.9)	(261,050,130)
Basic Industries	(3.3)	(221,835,571)
Real Estate Investment Trusts	(1.8)	(122,039,716)
Consumer Durables	(1.6)	(109,886,398)
Health Care	(1.4)	(96,112,752)
Utilities	(1.1)	(71,855,915)
Communications	(0.9)	(64,153,488)
Transportation	(0.7)	(47,907,402)
OTHER ASSETS IN EXCESS OF LIABILITIES	46.2	3,122,060,968
NET ASSETS	100.0%	$6,755,802,146

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

Annual Report 2018  |  33

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
Portfolio Holdings Summary Tables (unaudited) (continued)

BOSTON PARTNERS

ALL-CAP VALUE FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Finance	28.8%	$680,575,389
Technology	22.7	536,199,434
Health Care	15.0	355,696,201
Capital Goods	7.4	174,488,840
Energy	6.8	162,153,126
Consumer Services	5.7	135,775,819
Basic Industries	1.5	34,937,212
Consumer Non-Durables	1.5	34,608,418
Consumer Durables	1.1	27,377,714
Transportation	0.7	15,619,306
Communications	0.4	9,502,731
EXCHANGE TRADED FUNDS	6.5	152,699,950
RIGHTS	0.0	—
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	11.3	267,098,957
SHORT-TERM INVESTMENTS	2.0	46,593,663
LIABILITIES IN EXCESS OF OTHER ASSETS	(11.4)	(268,614,236)
NET ASSETS	100.0%	$2,364,712,524

Portfolio holdings are subject to change at any time.

WPG PARTNERS

SMALL/MICRO CAP VALUE FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Finance	26.3%	$8,538,949
Capital Goods	14.7	4,764,207
Energy	11.9	3,846,067
Real Estate Investment Trusts	10.3	3,359,367
Technology	9.1	2,939,903
Transportation	6.5	2,124,043
Consumer Services	5.7	1,864,089
Basic Industries	5.2	1,681,751
Consumer Durables	3.5	1,142,569
Utilities	2.9	929,485
Health Care	2.0	636,386
Consumer Non-Durables	0.6	212,790
Communications	0.6	184,000
WARRANTS	0.1	15,922
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	25.0	8,119,241
SHORT-TERM INVESTMENTS	0.7	211,260
LIABILITIES IN EXCESS OF OTHER ASSETS	(25.1)	(8,134,281)
NET ASSETS	100.0%	$32,435,748

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS

GLOBAL EQUITY FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Financials	22.4%	$149,355,490
Information Technology	16.5	110,193,808
Industrials	11.7	77,629,846
Health Care	9.6	63,867,275
Consumer Discretionary	7.9	52,976,064
Energy	7.9	52,935,829
Materials	7.8	51,998,673
Consumer Staples	6.4	42,587,429
Telecommunication Services	4.4	29,131,367
Utilities	0.9	5,706,379
PREFERRED STOCK	0.7	4,187,890
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	6.2	41,687,430
SHORT-TERM INVESTMENTS	4.0	26,580,592
LIABILITIES IN EXCESS OF OTHER ASSETS	(6.4)	(42,567,171)
NET ASSETS	100.0%	$666,270,901

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS

GLOBAL LONG/SHORT FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Financials	21.5%	$201,584,426
Information Technology	17.9	168,169,668
Industrials	11.7	109,440,778
Health Care	10.6	99,384,132
Energy	8.5	79,455,974
Consumer Discretionary	8.4	78,610,834
Materials	8.2	77,228,542
Consumer Staples	6.4	59,701,804
Telecommunication Services	4.6	43,422,594
Utilities	0.9	8,166,638
PREFERRED STOCK	0.7	6,359,401
SHORT-TERM INVESTMENTS	0.2	2,291,298

SHORT POSITIONS:
COMMON STOCK
Information Technology	(7.9)	(74,447,513)
Industrials	(7.6)	(71,366,910)
Consumer Discretionary	(7.4)	(69,600,160)
Materials	(6.4)	(59,737,984)
Financials	(6.4)	(59,689,454)
Energy	(4.3)	(40,020,168)
Health Care	(2.4)	(22,955,846)
Consumer Staples	(2.3)	(21,653,233)
Utilities	(1.0)	(9,104,142)
Real Estate	(0.3)	(3,092,189)
OPTIONS WRITTEN	(0.2)	(1,779,584)
OTHER ASSETS IN EXCESS OF LIABILITIES	46.6	436,854,677
NET ASSETS	100.0%	$937,223,583

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

34  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
Portfolio Holdings Summary Tables (unaudited) (concluded)

BOSTON PARTNERS

EMERGING MARKETS LONG/SHORT FUND*

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Consumer Discretionary	9.8%	$5,714,755
Information Technology	8.9	5,208,723
Financials	8.9	5,155,683
Consumer Staples	6.6	3,869,220
Industrials	6.1	3,574,439
Materials	5.4	3,122,085
Telecommunication Services	4.0	2,300,433
Real Estate	2.9	1,713,246
Energy	2.7	1,553,261
Health Care	1.7	998,179
Utilities	0.9	535,374
WARRANTS	0.0	2,681
PREFERRED STOCK	3.7	2,151,451
SHORT-TERM INVESTMENTS	32.9	19,150,354
OTHER ASSETS IN EXCESS OF LIABILITIES	5.5	3,195,188
NET ASSETS	100.0%	$58,245,072

*	Fund has short exposure in Contracts For Difference.

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS

EMERGING MARKETS FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Information Technology	18.1%	$1,503,153
Consumer Discretionary	15.0	1,243,207
Financials	14.2	1,175,169
Consumer Staples	6.9	577,457
Industrials	6.0	496,287
Materials	5.7	471,797
Telecommunication Services	4.9	406,497
Real Estate	4.0	330,879
Health Care	3.2	265,759
Energy	2.2	185,212
Utilities	0.9	77,421
PREFERRED STOCK	0.6	47,176
SHORT-TERM INVESTMENTS	16.1	1,335,874
OTHER ASSETS IN EXCESS OF LIABILITIES	2.2	179,723
NET ASSETS	100.0%	$8,295,611

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

Annual Report 2018  |  35

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS SMALL CAP VALUE FUND II	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—97.5%
Basic Industries—7.5%
Cambrex Corp.(a)*	58,278	$3,927,937
Ferro Corp.*	97,524	2,140,652
Graphic Packaging Holding Co.	408,543	5,809,481
Innophos Holdings, Inc.	74,188	3,242,758
Orion Engineered Carbons SA	135,081	4,862,916
Owens-Illinois, Inc.*	199,683	3,528,399
PolyOne Corp.	36,322	1,534,968
PQ Group Holdings, Inc.*	234,994	4,182,893
Schweitzer-Mauduit International, Inc.	131,399	5,346,625
SunCoke Energy, Inc.*	513,017	5,725,270
Valvoline, Inc.(a)	294,337	6,334,132
		46,636,031
Capital Goods—10.5%
Aegion Corp.(a)*	117,769	2,939,514
Ampco-Pittsburgh Corp.*	34,636	261,502
BMC Stock Holdings, Inc.*	301,872	6,792,120
Cabot Corp.	27,386	1,777,899
Continental Building Products, Inc.*	74,538	2,780,267
Engility Holdings, Inc.*	72,315	2,510,054
Ferroglobe PLC(a)	306,619	2,538,805
Ferroglobe Representation & Warranty Insurance*‡	276,005	0
Foundation Building Materials, Inc.*	109,881	1,517,457
Granite Construction, Inc.	66,790	3,050,967
Hillenbrand, Inc.	41,944	2,145,436
LCI Industries(a)	51,490	4,785,995
Minerals Technologies, Inc.	78,723	5,286,249
Orion Group Holdings, Inc.*	255,868	2,205,582
Timken Co., (The)	65,641	3,193,435
Trinseo SA	49,898	3,849,631
Tutor Perini Corp.(a)*	147,112	2,993,729
WESCO International, Inc.*	141,391	8,646,060
World Fuel Services Corp.	274,764	7,701,635
		64,976,337
Communications—0.9%
AMC Networks, Inc. Class A(a)*	88,334	5,548,259
Consumer Durables—2.2%
Cooper Tire & Rubber Co.(a)	124,134	3,581,266
La-Z-Boy, Inc.	102,656	3,413,312
Standard Motor Products, Inc.(a)	36,037	1,829,599
Strattec Security Corp.	17,901	614,004
Tower International, Inc.	128,723	4,350,837
		13,789,018
Consumer Non-Durables—3.7%
Energizer Holdings, Inc.(a)	54,520	3,466,927
Fresh Del Monte Produce, Inc.(a)	87,460	3,274,502
Skechers U.S.A., Inc. Class A*	175,051	5,160,504
Steven Madden Ltd.(a)	134,486	7,820,361
Universal Corp.	55,935	3,344,913
		23,067,207
Consumer Services—11.7%
ABM Industries, Inc.(a)	83,219	2,639,707
ACCO Brands Corp.(a)	311,092	3,857,541
ASGN, Inc.*	70,276	6,506,855
Booz Allen Hamilton Holding Corp.	42,830	2,191,183
CBIZ, Inc.*	117,581	2,810,186
Civeo Corp.*	419,919	1,654,481
Ennis, Inc.(a)	46,883	1,022,049
	NUMBER OF SHARES	VALUE
Consumer Services—(continued)
Entercom Communications Corp. Class A(a)	270,322	$2,122,028
FTI Consulting, Inc.(a)*	73,630	5,612,079
Group 1 Automotive, Inc.	22,541	1,737,686
Huron Consulting Group, Inc.*	82,060	4,061,970
ICF International, Inc.	61,087	4,987,753
Lithia Motors, Inc. Class A(a)	100,552	8,687,693
MAXIMUS, Inc.	42,829	2,848,128
Navigant Consulting, Inc.	130,033	3,106,488
PRA Group, Inc.(a)*	80,959	2,959,051
Scholastic Corp.(a)	56,780	2,387,031
Tetra Tech, Inc.	112,138	7,827,232
TravelCenters of America LLC*	171,814	747,391
Viad Corp.	32,128	1,979,085
XO Group, Inc.*	93,654	2,815,239
		72,560,856
Energy—6.6%
Cactus, Inc., Class A*	93,710	3,203,008
Dril-Quip, Inc.(a)*	82,105	4,322,828
Enerplus Corp.	463,730	5,736,340
Extraction Oil & Gas, Inc.(a)*	244,971	2,829,415
Forum Energy Technologies, Inc.(a)*	211,799	2,530,998
Gulfport Energy Corp.*	156,032	1,834,936
Jagged Peak Energy, Inc.(a)*	253,875	3,353,689
Key Energy Services, Inc.*	112,851	1,507,689
Kosmos Energy Ltd.*	388,665	3,513,532
Nine Energy Service, Inc.(a)*	135,941	4,075,511
ProPetro Holding Corp.(a)*	107,849	1,641,462
Superior Energy Services, Inc.*	256,685	2,310,165
WildHorse Resource Development Corp.(a)*	183,351	3,986,051
		40,845,624
Finance—29.9%
Air Lease Corp.(a)	185,970	8,593,674
AMERISAFE, Inc.	40,544	2,586,707
Aspen Insurance Holdings Ltd.	57,701	2,374,396
Assured Guaranty Ltd.	267,613	10,902,554
Axis Capital Holdings Ltd.	35,058	2,016,536
BankUnited, Inc.	143,324	5,559,538
Cadence BanCorp(a)	143,851	4,063,791
CenterState Banks, Inc.	119,995	3,674,247
Columbia Banking System, Inc.	24,177	1,021,478
Essent Group Ltd.*	172,716	7,488,966
FCB Financial Holdings, Inc., Class A*	73,945	3,830,351
Federal Agricultural Mortgage Corp., Class C	49,609	3,823,366
First Citizens BancShares Inc., Class A	7,236	3,437,172
First Merchants Corp.	80,517	3,874,478
First Midwest Bancorp Inc.	98,952	2,689,515
FirstCash, Inc.	69,426	5,644,334
Flushing Financial Corp.	58,864	1,525,755
Gladstone Capital Corp.	33,694	327,843
Global Indemnity Ltd. Class A	31,389	1,237,668
Greenhill & Co, Inc.(a)	63,804	1,754,610
Hanmi Financial Corp.	121,046	3,159,301
Hanover Insurance Group Inc., (The)	34,603	4,238,521
Heritage Financial Corp.	75,722	2,748,709
Hope Bancorp, Inc.(a)	121,146	2,121,266

The accompanying notes are an integral part of the financial statements.

36  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS SMALL CAP VALUE FUND II	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Finance—(continued)
James River Group Holdings Ltd.	91,184	$3,733,985
Luther Burbank Corp.(a)	193,899	2,210,449
Maiden Holdings Ltd.(a)	605,400	2,300,520
Merchants Bancorp(a)	87,018	2,272,040
National General Holdings Corp.	220,485	6,021,445
Navient Corp.	610,554	8,327,957
Navigators Group, Inc. (The)	39,093	2,736,510
Nelnet, Inc., Class A	138,489	7,983,891
NMI Holdings, Inc. Class A*	129,342	2,793,787
Peapack Gladstone Financial Corp.	69,906	2,335,559
PennyMac Financial Services, Inc. Class A	160,363	3,391,677
Preferred Bank(a)	27,655	1,692,763
ProAssurance Corp.(a)	74,596	3,606,717
Radian Group, Inc.	267,283	5,433,863
RBB Bancorp	66,066	1,892,791
Silvercrest Asset Management Group, Inc. Class A	174,484	2,765,571
SLM Corp.(a)*	1,027,040	12,036,909
South State Corp.(a)	13,445	1,108,540
State Auto Financial Corp.	49,309	1,547,810
Stewart Information Services Corp.	38,048	1,703,789
Stifel Financial Corp.	118,686	6,630,987
Walker & Dunlop, Inc.	173,383	9,449,373
Washington Federal, Inc.	62,867	2,143,765
White Mountains Insurance Group Ltd.	3,030	2,811,689
		185,627,163
Health Care—6.2%
Chemed Corp.	15,985	5,171,787
Envision Healthcare Corp.(a)*	135,074	6,126,957
ICON PLC*	40,010	5,962,290
Integra LifeSciences Holdings Corp.(a)*	33,779	2,008,837
LHC Group, Inc.(a)*	37,903	3,749,744
LifePoint Health, Inc.(a)*	112,618	7,252,599
Patterson Cos, Inc.	81,326	1,833,901
Select Medical Holdings Corp.*	111,405	2,205,819
Syneos Health, Inc.(a)*	77,979	3,887,253
		38,199,187
Real Estate Investment Trusts—6.3%
Ares Commercial Real Estate Corp.	292,082	4,270,239
Blackstone Mortgage Trust, Inc. Class A(a)	182,804	6,226,304
Chatham Lodging Trust	76,770	1,646,716
Front Yard Residential Corp.	56,805	694,157
Gladstone Commercial Corp.(a)	39,642	789,272
MFA Financial, Inc.	632,098	4,841,871
Realogy Holdings Corp.(a)	227,208	4,859,979
Starwood Property Trust, Inc.(a)	175,436	3,864,855
Two Harbors Investment Corp.(a)	756,693	11,819,545
		39,012,938
	NUMBER OF SHARES	VALUE
Technology—11.4%
Bel Fuse, Inc., Class B(a)	126,733	$3,630,901
Belden, Inc.(a)	89,574	6,513,821
Brooks Automation, Inc.(a)	266,194	10,490,706
Ciena Corp.(a)*	253,265	7,998,109
Convergys Corp.(a)	106,233	2,627,142
EnerSys	71,022	5,894,116
EVERTEC, Inc.	92,415	2,222,581
Insight Enterprises, Inc.*	70,779	3,902,754
NCR Corp.(a)*	122,486	3,479,827
NETGEAR, Inc.*	57,248	4,056,021
PC Connection, Inc.	28,612	1,135,896
SMART Global Holdings, Inc.(a)*	104,670	3,453,063
Sykes Enterprises, Inc.*	155,040	4,688,410
SYNNEX Corp.	43,485	4,216,740
TTEC Holdings, Inc.	155,597	4,076,641
Versum Materials, Inc.(a)	62,760	2,497,220
		70,883,948
Utilities—0.6%
Portland General Electric Co.	34,697	1,609,941
Pure Cycle Corp.(a)*	187,172	2,105,685
		3,715,626
TOTAL COMMON STOCKS (Cost $455,381,163)		604,862,194
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—24.8%
Mount Vernon Liquid Assets Portfolio, LLC, 2.15%(b)	154,014,226	154,014,226
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $154,014,226)		154,014,226
SHORT-TERM INVESTMENTS—2.4%
Fidelity Investments Money Market Funds – Government Portfolio, 1.82%(b)	14,935,192	14,935,192
TOTAL SHORT-TERM INVESTMENTS (Cost $14,935,192)		14,935,192
TOTAL INVESTMENTS—124.7% (Cost $624,330,581)		773,811,612
LIABILITIES IN EXCESS OF OTHER ASSETS—(24.7)%		(153,318,097)
NET ASSETS—100.0%		$620,493,515

PLC	—	Public Limited Company
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At August 31, 2018, the market value of securities on loan was $151,106,889.
(b)	—	Seven-day yield as of August 31, 2018.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2018, these securities amounted to $0 or 0.0% of net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report 2018  |  37

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS SMALL CAP VALUE FUND II	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2018 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Basic Industries	$46,636,031	$46,636,031	$—	$—	$—
Capital Goods	64,976,337	64,976,337	—	—	—
Communications	5,548,259	5,548,259	—	—	—
Consumer Durables	13,789,018	13,789,018	—	—	—
Consumer Non-Durables	23,067,207	23,067,207	—	—	—
Consumer Services	72,560,856	72,560,856	—	—	—
Energy	40,845,624	40,845,624	—	—	—
Finance	185,627,163	185,627,163	—	—	—
Health Care	38,199,187	38,199,187	—	—	—
Real Estate Investment Trusts	39,012,938	39,012,938	—	—	—
Technology	70,883,948	70,883,948	—	—	—
Utilities	3,715,626	3,715,626	—	—	—
Investments Purchased with Proceeds
from Securities Lending Collateral	154,014,226	—	—	—	154,014,226
Short-Term Investments	14,935,192	14,935,192	—	—	—
Total Assets	$773,811,612	$619,797,386	$—	$—	$154,014,226

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying notes are an integral part of the financial statements.

38  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
LONG POSITIONS—110.1%
COMMON STOCKS—99.8%
Basic Industries—3.7%
BHP Billiton Ltd. - SP ADR(a)	48,943	$2,351,222
CF Industries Holdings, Inc.	49,724	2,583,162
Freeport-McMoRan, Inc.†	217,986	3,062,703
Mosaic Co., (The)	133,033	4,159,942
Nutrien Ltd.	70,761	4,007,195
POSCO - SP ADR†	46,879	3,399,196
Rio Tinto PLC - SP ADR†	69,690	3,347,211
Tahoe Resources, Inc.(a)*	415,054	1,427,786
Ternium SA - SP ADR	69,822	1,968,980
		26,307,397
Capital Goods—8.0%
Argan, Inc.	65,412	2,603,398
Builders FirstSource, Inc.*	166,230	2,596,513
CECO Environmental Corp.	278,755	2,352,692
Colfax Corp.(a)*	64,751	2,261,105
Columbus McKinnon Corp.†	1,543	65,624
Daqo New Energy Corp. - ADR*†	49,729	1,773,833
DMC Global, Inc.(a)	79,713	3,128,735
Ferroglobe Representation & Warranty Insurance*‡	386,647	0
Fluor Corp.†	74,239	4,262,061
FreightCar America, Inc.*	141,522	2,393,137
General Electric Co.†	263,225	3,406,131
Graham Corp.	82,099	2,283,173
Harsco Corp.*	67,005	1,892,891
Hexcel Corp.(a)	28,644	1,893,941
Jacobs Engineering Group, Inc.†	53,784	3,909,559
KBR, Inc.	202,751	4,253,716
Manitex International, Inc.*	270,943	2,866,577
NOW, Inc.(a)*	162,210	2,788,390
Quanta Services, Inc.*	65,015	2,248,869
Safran SA - ADR†	131,783	4,282,289
Tutor Perini Corp.(a)*	82,191	1,672,587
World Fuel Services Corp.(a)†	115,468	3,236,568
		56,171,789
Communications—3.6%
Charter Communications, Inc.*†	17,041	5,289,526
Comcast Corp., Class A†	309,711	11,456,210
KT Corp. - SP ADR	187,609	2,590,880
Liberty Latin America Ltd. Class C*	194,181	3,811,773
Mobile TeleSystems PJSC - SP ADR	320,914	2,487,084
		25,635,473
Consumer Durables—0.4%
Honda Motor Co., Ltd. - SP ADR†	95,759	2,837,339
Consumer Non-Durables—2.9%
Coca-Cola Co., (The)	79,783	3,555,929
Coca-Cola European Partners PLC	74,839	3,191,135
Hasbro, Inc.	23,452	2,329,018
Hostess Brands, Inc.(a)*	178,743	2,102,018
Kellogg Co.(a)	46,709	3,353,239
Molson Coors Brewing Co., Class B	34,672	2,314,009
Nomad Foods Ltd.*†	161,467	3,366,587
		20,211,935
Consumer Services—13.4%
ACCO Brands Corp.(a)	207,788	2,576,571
Barrett Business Services, Inc.†	28,073	2,106,317
CDK Global, Inc.(a)	25,160	1,567,971
	NUMBER OF SHARES	VALUE
Consumer Services—(continued)
Civeo Corp.(a)*	545,501	$2,149,274
comScore, Inc.*	30,244	571,309
Conduent, Inc.*	106,124	2,459,954
Constellium NV, Class A*	189,023	2,202,118
Ctrip.com International Ltd. - ADR*	33,057	1,294,182
CVS Health Corp.†	87,345	6,571,838
Dollar Tree, Inc.*	33,171	2,670,597
Drive Shack, Inc.*†	360,643	2,235,987
eBay, Inc.*†	123,855	4,286,622
Francesca’s Holdings Corp.(a)*	304,215	1,910,470
Hackett Group Inc., (The)	126,314	2,585,648
Heidrick & Struggles International, Inc.	48,315	2,135,523
ICF International, Inc.	52,112	4,254,945
IHS Markit Ltd.*	59,447	3,269,585
International Game Technology PLC(a)†	223,343	4,699,137
JD.com, Inc. - ADR(a)*	69,010	2,160,013
Jones Lang LaSalle, Inc.	9,223	1,406,692
KAR Auction Services, Inc.	45,936	2,879,728
Korn/Ferry International	43,880	2,945,664
Kroger Co., (The)†	123,932	3,903,858
Liquidity Services, Inc.*	175,700	1,265,040
ManpowerGroup, Inc.	17,832	1,671,393
Perficient, Inc.(a)*	87,147	2,503,733
Sirius XM Holdings, Inc.(a)	284,826	2,022,265
Stars Group Inc., (The)*	151,544	4,303,617
Tailored Brands, Inc.†	105,849	2,491,686
Tetra Tech, Inc.	46,256	3,228,669
Twenty-First Century Fox, Inc., Class A†	55,691	2,528,371
Walgreens Boots Alliance, Inc.	56,143	3,849,164
Walt Disney Co. (The)	40,945	4,586,659
Wyndham Destinations, Inc.	68,906	3,045,645
		94,340,245
Energy—17.4%
Anadarko Petroleum Corp.†	77,281	4,976,896
Andeavor†	23,508	3,591,787
Andeavor Logistics LP(a)	65,374	3,175,869
Apergy Corp.*	58,000	2,622,760
Archrock, Inc.	378,420	4,787,015
Baker Hughes a GE Co.(a)†	188,998	6,231,264
Canadian Natural Resources Ltd.†	116,754	3,989,484
Chevron Corp.†	101,115	11,978,083
CNX Resources Corp.*	151,912	2,421,477
Dawson Geophysical Co.(a)*	200,362	1,242,244
Dril-Quip, Inc.(a)*	51,557	2,714,476
Energen Corp.*	43,149	3,346,205
Enerplus Corp.	180,778	2,236,224
EOG Resources, Inc.	41,807	4,942,842
EQT Corp.(a)†	121,196	6,183,420
Halliburton Co.(a)†	152,008	6,063,599
Key Energy Services, Inc.*	126,488	1,689,880
LUKOIL PJSC - SP ADR	24,337	1,680,713
Marathon Oil Corp.	168,917	3,633,405
Mitcham Industries, Inc.*	372,478	1,489,912
National Oilwell Varco, Inc.(a)	58,502	2,753,689
Oceaneering International, Inc.(a)	122,552	3,464,545
Parsley Energy, Inc., Class A(a)*	83,956	2,331,458
PetroChina Co., Ltd. - ADR	20,364	1,508,158

The accompanying notes are an integral part of the financial statements.

Annual Report 2018  |  39

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Energy—(continued)
Phillips 66(a)†	43,437	$5,147,719
Pioneer Natural Resources Co.†	25,264	4,413,621
ProPetro Holding Corp.(a)*	124,880	1,900,674
SandRidge Energy, Inc.(a)*	92,372	1,465,020
Schlumberger Ltd.†	173,248	10,942,344
Superior Energy Services, Inc.*	251,820	2,266,380
Tidewater, Inc.(a)*	49,467	1,582,944
Valero Energy Corp.†	26,195	3,087,867
Viper Energy Partners LP†	76,698	2,984,319
		122,846,293
Finance—17.1%
AerCap Holdings NV*†	66,488	3,787,821
Affiliated Managers Group, Inc.†	15,189	2,218,961
AMERCO	7,704	2,888,153
American International Group, Inc.(a)†	85,138	4,526,787
Arthur J Gallagher & Co.	46,550	3,358,117
Banco Macro SA - ADR	40,318	1,759,478
Bank of America Corp.†	306,933	9,493,438
Bank OZK(a)	107,988	4,369,194
Bar Harbor Bankshares	19,354	569,975
Berkshire Hathaway, Inc., Class B*†#	40,579	8,469,649
BGC Partners, Inc., Class A	346,891	4,308,386
Century Bancorp, Inc., Class A†	10,446	744,277
Citigroup, Inc.†	170,281	12,130,818
Discover Financial Services(a)†	65,387	5,108,032
Fanhua, Inc. - SP ADR(a)	55,400	1,289,712
FedNat Holding Co.(a)	123,406	3,245,578
Fortress Transportation & Infrastructure Investors LLC	102,021	1,846,580
GAIN Capital Holdings, Inc.(a)	249,767	1,840,783
Jefferies Financial Group, Inc.†	116,308	2,700,672
JPMorgan Chase & Co.†	58,012	6,647,015
Lazard Ltd., Class A†	63,390	3,051,595
Loews Corp.	73,494	3,697,483
Maiden Holdings Ltd.†	93,498	355,292
MetLife, Inc.†	157,113	7,209,916
Morgan Stanley†	136,349	6,657,922
Oaktree Capital Group LLC(a)	60,188	2,446,642
Sandstorm Gold Ltd.(a)*	351,867	1,358,207
State Street Corp.†	32,025	2,783,293
Stifel Financial Corp.	70,769	3,953,864
Travelers Cos., Inc., (The)†	35,508	4,672,853
White Mountains Insurance Group Ltd.	3,436	3,188,436
		120,678,929
Health Care—12.1%
Allergan PLC	16,465	3,156,505
Anthem, Inc.†	23,594	6,246,040
Carriage Services, Inc.	91,295	2,078,787
Cigna Corp.†	35,515	6,688,895
DaVita, Inc.*	41,815	2,897,361
Five Star Senior Living, Inc.*	555,741	550,184
Fresenius Medical Care AG & Co. KGaA - ADR†	70,780	3,575,806
HCA Healthcare, Inc.†	44,839	6,013,358
Jazz Pharmaceuticals PLC*	21,147	3,614,445
Johnson & Johnson†	61,677	8,307,275
Keryx Biopharmaceuticals, Inc.(a)*	230,277	785,245
	NUMBER OF SHARES	VALUE
Health Care—(continued)
Laboratory Corp. of America Holdings*†	38,344	$6,628,527
LHC Group, Inc.(a)*†	35,796	3,541,298
Medtronic PLC†#	51,579	4,972,731
Novartis AG - SP ADR†	76,030	6,311,250
Paratek Pharmaceuticals, Inc.(a)*	95,448	978,342
Quest Diagnostics, Inc.	49,464	5,440,051
Stericycle, Inc.(a)*	49,626	3,061,428
Taro Pharmaceutical Industries Ltd.*	19,467	2,056,494
UnitedHealth Group, Inc.†	30,356	8,149,372
		85,053,394
Real Estate Investment Trusts—1.2%
CatchMark Timber Trust, Inc., Class A	187,337	2,349,206
Marcus & Millichap, Inc.*	31,805	1,158,020
MedEquities Realty Trust, Inc.	301,462	3,228,658
Wheeler Real Estate Investment Trust, Inc.(a)	365,512	2,013,971
		8,749,855
Technology—12.9%
Avnet, Inc.(a)	74,160	3,589,344
Baidu, Inc. - SP ADR*	26,790	6,067,399
Capgemini SE - ADR	137,149	3,512,386
Casa Systems, Inc.*	98,494	1,446,877
CDW Corp.	40,328	3,531,120
Citrix Systems, Inc.*	26,851	3,061,551
Cognizant Technology Solutions Corp., Class A†#	48,260	3,785,032
Dolby Laboratories, Inc. Class A†	51,991	3,649,248
Electronics For Imaging, Inc.(a)*	72,760	2,531,320
Euronet Worldwide, Inc.(a)*	29,589	2,893,804
EVERTEC, Inc.	147,259	3,541,579
First Data Corp., Class A*	170,585	4,387,446
Flex Ltd.*†	175,173	2,415,636
Generac Holdings, Inc.*	56,484	3,134,297
Infosys Ltd. - SP ADR(a)	156,128	3,242,779
Insight Enterprises, Inc.*†	91,750	5,059,095
InterDigital Inc.	50,993	4,212,022
Net 1 UEPS Technologies, Inc.*	163,997	1,187,338
PayPal Holdings, Inc.*†	31,204	2,881,065
Powell Industries, Inc.(a)	56,981	2,230,806
Rubicon Project Inc., (The)*	469,206	1,867,440
Sabre Corp.	119,494	3,119,988
SINA Corp.*	17,927	1,272,100
SMART Global Holdings, Inc.*	54,885	1,810,656
SYNNEX Corp.	35,307	3,423,720
Tencent Holdings Ltd. - ADR(a)	82,556	3,561,466
VeriSign, Inc.*	21,412	3,396,157
YY, Inc. - ADR*	28,827	2,203,248
Zebra Technologies Corp., Class A*	23,458	4,028,677
		91,043,596
Transportation—4.6%
AP Moller - Maersk A/S - ADR	155,007	1,202,854
Daseke, Inc.(a)*	269,208	2,420,180
Dorian LPG Ltd.*	198,522	1,512,738
Expeditors International of Washington, Inc.	31,460	2,305,389

The accompanying notes are an integral part of the financial statements.

40  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (continued)

		NUMBER OF SHARES	VALUE
Transportation—(continued)
Forward Air Corp.(a)		35,195	$2,261,631
Golar LNG Partners LP		95,063	1,285,252
Overseas Shipholding Group, Inc., Class A*		482,883	1,656,289
Ryanair Holdings PLC - SP ADR*		16,595	1,690,533
Safe Bulkers, Inc.*		852,974	2,379,797
Scorpio Bulkers, Inc.(a)		244,544	1,662,899
SEACOR Marine Holdings, Inc.(a)*		71,179	1,457,746
Teekay LNG Partners LP		138,508	2,181,501
Teekay Offshore Partners LP		942,280	2,138,975
United Parcel Service, Inc., Class B†		47,726	5,864,571
XPO Logistics, Inc.*		22,288	2,373,672
			32,394,027
Utilities—2.5%
Cheniere Energy, Inc.*		66,697	4,464,030
Enterprise Products Partners LP		143,666	4,108,848
EQT Midstream Partners LP		41,701	2,383,629
MPLX LP		112,500	3,990,375
TerraForm Power, Inc.		240,440	2,688,119
			17,635,001
TOTAL COMMON STOCKS (Cost $534,461,148)			703,905,273
	NUMBER OF CONTRACTS	NOTIONAL AMOUNT
PURCHASED OPTIONS††—0.0%
Put Purchased Options—(0.0%)
Advanced Micro Devices, Inc.
Expiration: 01/18/2019, Exercise Price: 17.00	536	1,349,112	20,368
TOTAL PUT PURCHASED OPTIONS (Cost $142,580)			20,368
TOTAL PURCHASED OPTIONS (Cost $142,580)			20,368
		NUMBER OF SHARES
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—10.1%
Mount Vernon Liquid Assets Portfolio, LLC, 2.15%(b)		71,065,241	71,065,241
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $71,065,241)			71,065,241
SHORT-TERM INVESTMENTS—0.2%
Morgan Stanley Institutional Liquidity Funds – Treasury Portfolio, 1.85%(b)		1,607,812	1,607,812
TOTAL SHORT-TERM INVESTMENTS (Cost $1,607,812)			1,607,812
TOTAL LONG POSITIONS—110.1% (Cost $607,276,781)			776,598,694
	NUMBER OF SHARES	VALUE
SECURITIES SOLD SHORT—(46.9%)
COMMON STOCKS—(46.6%)
Basic Industries—(0.7%)
Mountain Province Diamonds, Inc.*	(41,726)	$(86,648)
Quaker Chemical Corp.	(17,475)	(3,147,947)
Tanzanian Royalty Exploration Corp.*	(160,240)	(58,087)
Uranium Energy Corp.*	(842,078)	(1,439,953)
		(4,732,635)
Capital Goods—(2.8%)
AAON, Inc.	(67,002)	(2,706,881)
Applied Energetics, Inc.*	(363,725)	(27,279)
Axon Enterprise, Inc.*	(46,058)	(3,143,919)
Blue Bird Corp.*	(163,378)	(3,749,525)
DynaMotive Energy Systems Corp.*‡	(72,185)	(7)
KeyW Holding Corp., (The)*	(267,749)	(2,278,544)
SiteOne Landscape Supply, Inc.*	(36,147)	(3,266,604)
WD-40 Co.	(20,308)	(3,603,655)
ZAGG, Inc.*	(83,278)	(1,349,104)
		(20,125,518)
Communications—(1.7%)
CTC Communications Group, Inc.*‡	(98,900)	0
Netflix, Inc.*	(33,364)	(12,267,275)
		(12,267,275)
Consumer Durables—(4.3%)
Ferrari NV	(26,085)	(3,419,483)
iRobot Corp.*	(45,084)	(5,117,034)
Qsound Labs, Inc.*‡	(4,440)	0
Sharp Corp.	(77,600)	(1,840,532)
Tesla, Inc.*	(57,680)	(17,399,749)
Universal Electronics, Inc.*	(54,014)	(2,333,405)
		(30,110,203)
Consumer Non-Durables—(3.4%)
Amish Naturals, Inc.*‡	(25,959)	0
Canada Goose Holdings, Inc.*	(27,085)	(1,648,664)
Crocs, Inc.*	(106,033)	(2,190,642)
elf Beauty, Inc.*	(160,445)	(2,228,581)
Freshpet, Inc.*	(80,171)	(2,978,352)
MGP Ingredients, Inc.	(29,800)	(2,297,878)
Monster Beverage Corp.*	(55,379)	(3,372,027)
National Beverage Corp.*	(34,569)	(4,073,611)
Primo Water Corp.*	(251,130)	(5,022,600)
Valence Technology, Inc.*‡	(27,585)	(3)
		(23,812,358)
Consumer Services—(7.4%)
ADT, Inc.	(234,874)	(2,102,122)
Brink’s Co. (The)	(41,137)	(3,089,389)
Carvana Co.*	(38,456)	(2,489,641)
Chegg, Inc.*	(76,950)	(2,491,641)
Chuy’s Holdings, Inc.*	(92,630)	(2,681,639)
Cimpress NV*	(29,006)	(4,060,840)
Corporate Resource Services, Inc.*	(218,896)	(263)
HelloFresh SE*	(163,183)	(2,320,335)
Jamba, Inc.*	(104,377)	(1,354,813)
K12, Inc.*	(132,261)	(2,190,242)
Lands’ End, Inc.*	(102,897)	(2,644,453)
Noodles & Co.*	(229,843)	(2,827,069)
Red Robin Gourmet Burgers, Inc.*	(88,235)	(3,644,106)
Shake Shack, Inc. Class A*	(69,973)	(4,229,868)

The accompanying notes are an integral part of the financial statements.

Annual Report 2018  |  41

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Consumer Services—(continued)
Stitch Fix, Inc., Class A*	(43,924)	$(1,782,436)
TransEnterix, Inc.*	(457,289)	(2,652,276)
TripAdvisor, Inc.*	(89,942)	(4,884,750)
Wayfair, Inc. Class A*	(49,813)	(6,733,223)
		(52,179,106)
Energy—0.0%
Beard Co.*	(9,710)	(7)
Finance—(2.3%)
Farmers & Merchants Bancorp Inc.	(78,158)	(3,555,408)
RLI Corp.	(65,854)	(5,068,782)
Trupanion, Inc.*	(107,879)	(4,119,899)
Willscot Corp.*	(188,673)	(3,292,344)
		(16,036,433)
Health Care—(7.8%)
AtriCure, Inc.*	(165,598)	(5,721,411)
AxoGen, Inc.*	(89,743)	(3,935,231)
BodyTel Scientific, Inc.*‡	(4,840)	0
CareView Communications, Inc.*	(207,165)	(5,925)
Corindus Vascular Robotics, Inc.*	(626,010)	(682,351)
Cross Country Healthcare, Inc.*	(358,872)	(3,592,309)
Endologix, Inc.*	(205,148)	(471,840)
Exact Sciences Corp.*	(24,302)	(1,819,977)
Heska Corp.*	(43,100)	(4,611,700)
Illumina, Inc.*	(5,000)	(1,774,150)
Invacare Corp.	(201,007)	(3,055,306)
iRhythm Technologies, Inc.*	(20,181)	(1,878,649)
Mazor Robotics Ltd.*	(67,155)	(3,209,337)
Momenta Pharmaceuticals, Inc.*	(179,241)	(4,749,887)
Quidel Corp.*	(70,062)	(5,386,367)
Surgery Partners, Inc.*	(206,435)	(3,581,647)
Tactile Systems Technology, Inc.*	(83,990)	(5,683,603)
ViewRay, Inc.*	(308,691)	(3,111,605)
Vital Therapies, Inc.*	(215,590)	(1,735,500)
		(55,006,795)
Technology—(13.6%)
2U, Inc.*	(30,197)	(2,698,404)
500.com Ltd.*	(93,947)	(1,225,069)
8x8, Inc.*	(182,428)	(4,141,116)
Advanced Micro Devices, Inc.*	(89,697)	(2,257,674)
	NUMBER OF SHARES	VALUE
Technology—(continued)
Alarm.com Holdings, Inc.*	(78,644)	$(4,426,871)
ANTs Software, Inc.*‡	(10,334)	(1)
Benefitfocus, Inc.*	(36,224)	(1,597,478)
Box, Inc.*	(106,141)	(2,606,823)
Capstone Turbine Corp.*	(28,762)	(32,213)
Carbonite, Inc.*	(92,727)	(3,852,807)
Cloudera, Inc.*	(121,891)	(1,829,584)
Consygen, Inc.*‡	(200)	0
Ellie Mae, Inc.*	(34,937)	(3,681,312)
Ener1, Inc.*‡	(102,820)	(10)
Enphase Energy, Inc.*	(818,969)	(4,004,758)
EverQuote, Inc.*	(142,765)	(1,891,636)
FireEye, Inc.*	(160,649)	(2,666,773)
GrubHub, Inc.*	(13,557)	(1,953,699)
Harmonic, Inc.*	(803,113)	(4,376,966)
Inseego Corp.*	(717,092)	(2,244,498)
Interliant, Inc.*‡	(600)	0
LivePerson, Inc.*	(93,815)	(2,523,624)
Manhattan Associates, Inc.*	(71,166)	(4,126,916)
Match Group, Inc.*	(51,525)	(2,578,826)
Materialise NV - ADR*	(174,607)	(2,645,296)
Medidata Solutions, Inc.*	(42,422)	(3,605,022)
Nestor, Inc.*‡	(15,200)	(2)
NetScout Systems, Inc.*	(144,992)	(3,624,800)
New Relic, Inc.*	(27,602)	(2,836,382)
Proofpoint, Inc.*	(24,626)	(2,921,875)
PROS Holdings, Inc.*	(127,121)	(4,688,223)
Shopify, Inc.*	(16,891)	(2,460,512)
Snap, Inc. Class A*	(212,686)	(2,318,277)
Spotify Technology SA*	(20,891)	(3,959,262)
SunPower Corp.*	(237,362)	(1,595,073)
Tiger Telematics, Inc.*‡	(6,510)	0
TrueCar, Inc.*	(312,124)	(4,013,915)
Uni-Pixel, Inc.*	(19,665)	(35)
Vicor Corp.*	(70,163)	(4,381,679)
Worldgate Communications, Inc.*‡	(582,655)	(58)
Xybernaut Corp.*‡	(34,156)	0
Zendesk, Inc.*	(35,488)	(2,444,768)
		(96,212,237)

The accompanying notes are an integral part of the financial statements.

42  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (continued)

		NUMBER OF SHARES	VALUE
Utilities—(2.6%)
Cadiz, Inc.*		(96,066)	$(922,234)
California Water Service Group		(71,573)	(2,945,229)
Chesapeake Utilities Corp.		(33,689)	(2,897,254)
El Paso Electric Co.		(62,946)	(3,858,590)
MGE Energy, Inc.		(35,449)	(2,320,137)
New Jersey Resources Corp.		(38,067)	(1,735,855)
ONE Gas, Inc.		(22,911)	(1,799,201)
PNM Resources, Inc.		(42,495)	(1,655,180)
			(18,133,680)
TOTAL COMMON STOCKS (Proceeds $(266,744,156))			(328,616,247)
EXCHANGE TRADED FUNDS—-(0.3%)
Finance—(0.3%)
Direxion Daily Financial Bear 3X		(280,020)	(2,581,784)
TOTAL EXCHANGE TRADED FUNDS (Proceeds $(3,092,938))			(2,581,784)
TOTAL SECURITIES SOLD SHORT—(46.9%) (Proceeds $(269,837,094))			(331,198,031)

NUMBER OF CONTRACTS		NOTIONAL AMOUNT
OPTIONS WRITTEN††—(0.1%)
Call Options Written—(0.1%)
Energous Corp.
Expiration: 01/17/2020, Exercise Price: 20.00	(679)	(870,478)	(133,084)
Sears Holdings Corp.
Expiration: 01/18/2019, Exercise Price: 10.00	(3,091)	(414,194)	(10,818)
Tesla, Inc.
Expiration: 08/16/2019, Exercise Price: 365.00	(76)	(2,292,616)	(263,530)
TOTAL CALL OPTIONS WRITTEN (Premiums received $(1,634,224))			(407,432)
Put Options Written—(0.0%)
Berkshire Hathaway, Inc., Class B
Expiration: 01/17/2020, Exercise Price: 185.00	(131)	(2,734,232)	(86,460)
Cognizant Technology Solutions Corp., Class A
Expiration: 01/18/2019, Exercise Price: 45.00	(647)	(5,074,421)	(3,235)
		NUMBER OF SHARES	VALUE
Put Options Written—(continued)
Medtronic PLC
Expiration: 01/18/2019, Exercise Price: 70.00	(648)	(6,247,368)	$(14,256)
Wells Fargo & Co.
Expiration: 01/18/2019, Exercise Price: 40.00	(1,578)	(9,228,144)	(13,414)
TOTAL PUT OPTIONS WRITTEN (Premiums received $(1,990,503))			(117,365)
TOTAL OPTIONS WRITTEN (Premiums received $(3,624,727))			(524,797)
OTHER ASSETS IN EXCESS OF LIABILITIES—36.9%			260,615,471
NET ASSETS—100.0%			$705,491,337

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At August 31, 2018, the market value of securities on loan was $69,016,996.
(b)	—	Seven-day yield as of August 31, 2018.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
#	—	Security segregated as collateral for options written.
††	—	Primary risk exposure is equity contracts.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2018, long securities and short securities amounted to $0 and $(81) or 0.0% and (0.0%), respectively, of net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report 2018  |  43

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2018 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Basic Industries	$26,307,397	$26,307,397	$—	$—	$—
Capital Goods	56,171,789	56,171,789	—	—	—
Communications	25,635,473	25,635,473	—	—	—
Consumer Durables	2,837,339	2,837,339	—	—	—
Consumer Non-Durables	20,211,935	20,211,935	—	—	—
Consumer Services	94,340,245	94,340,245	—	—	—
Energy	122,846,293	122,846,293	—	—	—
Finance	120,678,929	120,678,929	—	—	—
Health Care	85,053,394	85,053,394	—	—	—
Real Estate Investment Trusts	8,749,855	8,749,855	—	—	—
Technology	91,043,596	91,043,596	—	—	—
Transportation	32,394,027	32,394,027	—	—	—
Utilities	17,635,001	17,635,001	—	—	—
Purchased Options	20,368	20,368	—	—	—
Investments Purchased with Proceeds
from Securities Lending Collateral	71,065,241	—	—	—	71,065,241
Short-Term Investments	1,607,812	1,607,812	—	—	—
Total Assets	$776,598,694	$705,533,453	$—	$—	$71,065,241

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Securities Sold Short
Basic Industries	$(4,732,635)	$(4,732,635)	$—	$—	$—
Capital Goods	(20,125,518)	(20,125,511)	—	(7)	—
Communications	(12,267,275)	(12,267,275)	—	—	—
Consumer Durables	(30,110,203)	(28,269,671)	(1,840,532)	—	—
Consumer Non-Durables	(23,812,358)	(23,812,355)	—	(3)	—
Consumer Services	(52,179,106)	(52,179,106)	—	—	—
Energy	(7)	—	(7)	—	—
Finance	(16,036,433)	(16,036,433)	—	—	—
Health Care	(55,006,795)	(55,000,870)	(5,925)	—	—
Technology	(96,212,237)	(96,212,166)	—	(71)	—
Utilities	(18,133,680)	(18,133,680)	—	—	—
Exchange Traded Funds	(2,581,784)	(2,581,784)	—	—	—
Options Written
Equity Contracts	(524,797)	(133,084)	(391,713)	—	—
Total Liabilities	$(331,722,828)	$(329,484,570)	$(2,238,177)	$(81)	$—

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying notes are an integral part of the financial statements.

44  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
LONG POSITIONS—99.2%
COMMON STOCKS—96.8%
Basic Industries—5.1%
Celanese Corp., Series A	346,738	$40,509,401
DowDuPont, Inc.	251,034	17,605,014
FMC Corp.	237,008	20,252,334
Glencore PLC*	7,732,711	31,503,514
Graphic Packaging Holding Co.†	3,912,322	55,633,219
Mexichem SAB de CV	3,608,700	12,177,432
Mosaic Co., (The)	1,414,465	44,230,321
Nutrien Ltd.	772,264	43,733,310
Peabody Energy Corp.	377,766	15,605,513
Rio Tinto PLC - SP ADR	239,273	11,492,282
Steel Dynamics, Inc.	220,896	10,101,574
Stornoway Diamond Corp.*	26,913,645	7,218,219
WestRock Co.†	602,521	33,186,857
		343,248,990
Capital Goods—9.9%
AMETEK, Inc.	628,574	48,375,055
Boeing Co., (The)	127,752	43,792,108
Caterpillar, Inc.	130,427	18,109,789
Cemex SAB de CV - SP ADR*	3,843,495	27,250,380
CRH PLC	626,353	20,807,733
Cummins, Inc.	190,877	27,066,359
Curtiss-Wright Corp.	282,084	37,785,152
Dover Corp.	247,950	21,291,467
HD Supply Holdings, Inc.*	566,748	25,838,041
Honeywell International, Inc.†	110,619	17,595,058
ITT, Inc.	584,880	34,572,257
Masco Corp.†	1,058,851	40,204,572
Northrop Grumman Corp.†	84,598	25,251,657
Owens Corning	610,796	34,583,270
PACCAR, Inc.	275,176	18,827,542
Parker-Hannifin Corp.	232,989	40,912,868
Raytheon Co.†	88,221	17,594,796
Textron, Inc.†	255,116	17,610,657
Timken Co., (The)	477,513	23,231,007
Trinseo SA	597,065	46,063,565
Tutor Perini Corp.*	679,911	13,836,189
United Technologies Corp.†	198,680	26,166,156
Weichai Power Co. Ltd.	19,623,000	20,811,433
WESCO International, Inc.*	293,753	17,962,996
		665,540,107
Communications—3.0%
China Mobile Ltd. - SP ADR	381,957	18,330,116
Comcast Corp., Class A†	2,244,044	83,007,188
Liberty Global PLC, Series C*†	1,529,752	39,605,279
Liberty Latin America Ltd. Class C*†	570,715	11,203,135
Verizon Communications, Inc.†	986,669	53,645,194
		205,790,912
Consumer Durables—1.4%
Fiat Chrysler Automobiles NV*	639,832	10,947,526
Lear Corp.	156,966	25,459,885
Persimmon PLC	562,159	17,784,937
Sony Corp.	719,100	40,889,926
		95,082,274
Consumer Non-Durables—4.9%
Altria Group, Inc.†	628,352	36,771,159
Ambev SA - ADR	8,084,512	37,592,981
Anheuser-Busch InBev - SP ADR	285,317	26,600,104
Asahi Group Holdings Ltd.	629,300	28,417,480
	NUMBER OF SHARES	VALUE
Consumer Non-Durables—(continued)
Coca-Cola European Partners PLC	1,007,455	$42,957,881
Heineken Holding NV	420,247	40,097,314
Imperial Brands PLC	786,561	28,024,643
Nintendo Co., Ltd.	30,300	10,906,491
Nomad Foods Ltd.*†	2,651,533	55,284,463
PepsiCo, Inc.	91,459	10,244,323
Philip Morris International, Inc.	194,480	15,148,047
		332,044,886
Consumer Services—10.4%
Alibaba Group Holding Ltd. - SP ADR*	75,864	13,276,959
CDK Global, Inc.	513,829	32,021,823
CVS Health Corp.†	655,978	49,355,785
Dun & Bradstreet Corp. (The)	228,844	32,706,384
eBay, Inc.*†	1,980,318	68,538,806
Equiniti Group PLC	2,371,153	6,824,243
GVC Holdings Plc	1,511,767	21,597,679
Hays PLC	10,236,440	27,069,222
Interpublic Group of Cos., Inc., (The)	892,990	20,851,316
KAR Auction Services, Inc.	494,552	31,003,465
Lowe’s Cos., Inc.	363,281	39,506,809
ManpowerGroup, Inc.	144,426	13,537,049
Moody’s Corp.	143,579	25,559,934
Nordstrom, Inc.	401,531	25,236,223
Omnicom Group, Inc.†	251,657	17,444,863
Robert Half International, Inc.†	365,546	28,578,386
S&P Global, Inc.	137,256	28,418,855
ServiceMaster Global Holdings, Inc.*	535,535	32,276,694
Six Flags Entertainment Corp.†	606,513	40,969,953
Teleperformance	121,336	23,330,049
Tesco PLC	6,724,813	21,489,934
Twenty-First Century Fox, Inc., Class A†	567,750	25,775,850
Western Union Co. (The)	1,113,086	21,059,587
Wyndham Destinations, Inc.	563,991	24,928,402
Wyndham Hotels & Resorts, Inc.	495,153	28,099,933
		699,458,203
Energy—9.4%
Anadarko Petroleum Corp.	597,198	38,459,551
Andeavor†	413,124	63,121,216
Apergy Corp.*	455,209	20,584,551
Cactus, Inc., Class A*	880,095	30,081,647
Chevron Corp.†	287,257	34,028,464
Cimarex Energy Co.	341,195	28,824,154
ConocoPhillips	518,550	38,077,127
Energen Corp.*	190,539	14,776,300
Enerplus Corp.	2,755,543	34,080,049
EQT Corp.†	746,768	38,100,103
Hurricane Energy PLC*	26,219,805	16,737,926
Marathon Oil Corp.	1,333,780	28,689,608
Marathon Petroleum Corp.	112,942	9,293,997
Noble Energy, Inc.	1,114,625	33,126,655
Parsley Energy, Inc., Class A*†	562,855	15,630,483
Pioneer Natural Resources Co.†	282,427	49,339,997
Royal Dutch Shell PLC, Class A	1,464,997	47,661,866
Superior Energy Services, Inc.*	2,584,281	23,258,529
Targa Resources Corp.	200,411	11,036,634
TechnipFMC PLC	575,707	17,633,905
Viper Energy Partners LP†	478,193	18,606,490
Vista Oil & Gas SAB de CV*	2,686,746	23,203,731
		634,352,983

The accompanying notes are an integral part of the financial statements.

Annual Report 2018  |  45

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Finance—19.3%
Air Lease Corp.	220,112	$10,171,376
Alleghany Corp.	59,810	37,786,762
Allstate Corp., (The)†	476,558	47,927,438
American Express Co.	143,696	15,228,902
American International Group, Inc.	758,788	40,344,758
Ameriprise Financial, Inc.	136,624	19,395,143
Aon PLC†	229,281	33,374,142
Aviva PLC	5,153,036	32,419,761
Bank of America Corp.†	2,651,136	81,999,636
BB&T Corp.†	289,308	14,945,651
Berkshire Hathaway, Inc., Class B*†	241,671	50,441,571
Capital One Financial Corp.†	145,790	14,446,331
Charles Schwab Corp., (The)	322,551	16,382,365
Chubb Ltd.†	329,593	44,574,157
Citigroup, Inc.†	1,062,662	75,704,041
Citizens Financial Group, Inc.†	742,573	30,564,305
Discover Financial Services†	658,974	51,479,049
DNB ASA	1,151,152	23,402,950
East West Bancorp, Inc.	326,284	20,683,143
Everest Re Group Ltd.	113,474	25,306,971
Fifth Third Bancorp†	627,688	18,472,858
Goldman Sachs Group, Inc., (The)†	86,263	20,514,204
Huntington Bancshares, Inc.†	2,292,843	37,166,985
JPMorgan Chase & Co.†	686,927	78,708,096
KeyCorp	1,668,592	35,157,233
Lloyds Banking Group PLC	21,349,544	16,445,936
Marsh & McLennan Cos., Inc.	415,902	35,197,786
Morgan Stanley	341,698	16,685,113
Navient Corp.†	1,069,923	14,593,750
Raymond James Financial, Inc.	351,722	32,724,215
Regions Financial Corp.	1,691,012	32,907,094
SLM Corp.*	2,630,185	30,825,768
Sompo Holdings, Inc.	658,400	28,095,588
State Street Corp.†	165,712	14,402,030
Sumitomo Mitsui Financial Group, Inc.	319,400	12,556,719
SunTrust Banks, Inc.†	247,985	18,241,777
Swiss Re AG	277,210	24,940,699
Synchrony Financial	957,195	30,314,366
TD Ameritrade Holding Corp.†	513,425	30,071,302
Travelers Cos., Inc., (The)†	202,177	26,606,493
United Overseas Bank Ltd.	737,300	14,531,077
Wells Fargo & Co.†	837,748	48,991,503
		1,304,729,044
Health Care—10.3%
Abbott Laboratories	212,808	14,224,087
Anthem, Inc.†	191,674	50,741,858
Biogen, Inc.*	69,550	24,585,229
Cardinal Health, Inc.†	341,357	17,815,422
Cigna Corp.†	267,397	50,361,551
Fresenius SE & Co. KGaA	242,413	18,513,267
Gilead Sciences, Inc.	380,602	28,822,989
ICON PLC*	118,393	17,642,925
IQVIA Holdings, Inc.*	254,202	32,306,532
Jazz Pharmaceuticals PLC*	133,315	22,786,200
Johnson & Johnson†	796,953	107,341,600
Laboratory Corp. of America Holdings*†	197,633	34,164,817
McKesson Corp.	240,519	30,966,821
Merck & Co., Inc.	389,554	26,719,509
	NUMBER OF SHARES	VALUE
Health Care—(continued)
Novartis AG - SP ADR	488,951	$40,587,823
Novo Nordisk A/S	691,986	34,063,828
Pfizer, Inc.†	1,021,899	42,429,246
Roche Holding AG	65,884	16,336,179
UnitedHealth Group, Inc.	131,541	35,313,497
Universal Health Services, Inc., Class B	211,049	27,470,138
Waters Corp.*	119,002	22,548,499
		695,742,017
Real Estate Investment Trusts—0.2%
SL Green Realty Corp.	100,152	10,455,869
Technology—21.8%
ABB Ltd.	1,382,581	32,504,479
Alliance Data Systems Corp.	61,935	14,776,452
Alphabet, Inc., Class A*†	90,930	112,007,574
Alphabet, Inc., Class C*	12,296	14,978,864
Amdocs Ltd.†	523,221	34,155,867
Arrow Electronics, Inc.*†	540,024	41,868,061
Atos SE	159,939	19,206,001
Avnet, Inc.	631,041	30,542,384
Baidu, Inc. - SP ADR*†	271,470	61,482,526
Belden, Inc.	500,940	36,428,357
Booking Holdings, Inc.*	9,692	18,914,423
Capgemini SA	318,685	41,077,431
CDW Corp.†	265,040	23,206,902
Cisco Systems, Inc.†	1,579,529	75,454,100
DXC Technology Co.†	740,762	67,476,011
Eaton Corp. PLC	517,765	43,046,982
EnerSys	388,872	32,272,487
Flex Ltd.*†	2,991,471	41,252,385
GrafTech International Ltd.	2,174,136	40,178,033
Harris Corp.	106,802	17,356,393
Hewlett Packard Enterprise Co.†	2,029,357	33,545,271
HP, Inc.†	1,674,164	41,268,143
Jabil, Inc.†	332,971	9,842,623
KLA-Tencor Corp.	292,222	33,959,119
Leidos Holdings, Inc.†	542,505	38,393,079
Marvell Technology Group Ltd.†	2,336,340	48,315,511
Micro Focus International PLC - SP ADR†	364,398	6,205,698
Microsoft Corp.†	825,284	92,704,152
NetApp, Inc.†	697,026	60,508,827
ON Semiconductor Corp.*†	1,417,264	30,244,414
Oracle Corp.†	1,319,299	64,091,545
Qorvo, Inc.*	126,477	10,129,543
Samsung Electronics Co., Ltd.	1,771,850	77,023,481
TE Connectivity Ltd.†	396,283	36,331,225
Versum Materials, Inc.	783,465	31,174,072
Xerox Corp.	1,308,745	36,461,636
YY, Inc. - ADR*	355,678	27,184,470
		1,475,568,521
Transportation—1.1%
Copa Holdings SA	187,080	14,955,175
Delta Air Lines, Inc.†	407,660	23,839,957
Southwest Airlines Co.	278,605	17,078,486
Union Pacific Corp.	133,145	20,054,300
		75,927,918
TOTAL COMMON STOCKS (Cost $5,266,863,316)		6,537,941,724

The accompanying notes are an integral part of the financial statements.

46  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
WARRANTS—0.0%
Energy—0.0%
Vista Oil & Gas SAB de CV*‡	1,204,819	$245,943
TOTAL WARRANTS (Cost $0)		245,943
SHORT-TERM INVESTMENTS—2.4%
Morgan Stanley Institutional Liquidity Funds – Treasury Portfolio, 1.85%(a)	164,671,025	164,671,025
TOTAL SHORT-TERM INVESTMENTS (Cost $164,671,025)		164,671,025
TOTAL LONG POSITIONS—99.2% (Cost $5,431,534,341)		6,702,858,692
SECURITIES SOLD SHORT—(45.4%)
COMMON STOCKS—(45.4%)
Basic Industries—(3.3%)
Air Liquide SA	(135,080)	(17,000,134)
Amcor Ltd.	(1,712,270)	(17,618,594)
Antofagasta PLC	(1,129,904)	(11,835,728)
AptarGroup, Inc.	(91,891)	(9,621,907)
Balchem Corp.	(241,772)	(26,810,097)
Boliden AB	(506,202)	(13,255,801)
Compass Minerals International, Inc.	(245,246)	(15,340,137)
First Quantum Minerals Ltd.	(712,321)	(8,935,398)
Franco-Nevada Corp.	(202,552)	(12,947,807)
LyondellBasell Industries NV	(77,706)	(8,763,683)
NewMarket Corp.	(53,751)	(21,556,301)
Quaker Chemical Corp.	(105,731)	(19,046,382)
Sonoco Products Co.	(309,309)	(17,333,676)
Yara International ASA	(473,122)	(21,769,926)
		(221,835,571)
Capital Goods—(4.2%)
AAON, Inc.	(613,434)	(24,782,734)
Boral Ltd.	(1,475,075)	(7,466,703)
Flowserve Corp.	(254,584)	(13,268,918)
GCP Applied Technologies, Inc.*	(324,015)	(8,165,178)
HB Fuller Co.	(342,043)	(19,493,030)
James Hardie Industries PLC	(2,239,042)	(34,091,214)
John Bean Technologies Corp.	(246,883)	(29,206,259)
Manitowoc Co. Inc. (The)*	(949,004)	(22,007,403)
Martin Marietta Materials, Inc.	(85,552)	(17,000,893)
Rolls-Royce Holdings PLC*	(11,165)	(145,558)
SiteOne Landscape Supply, Inc.*	(226,546)	(20,472,962)
Sun Hydraulics Corp.	(222,217)	(11,186,404)
TransDigm Group, Inc.	(87,608)	(30,662,800)
US Concrete, Inc.*	(143,196)	(6,902,047)
Wabtec Corp.	(242,984)	(26,320,027)
Wesco Aircraft Holdings, Inc.*	(977,476)	(11,876,333)
		(283,048,463)
Communications—(0.9%)
Cogent Communications Holdings, Inc.	(515,751)	(28,211,580)
SES SA	(1,025,922)	(20,577,744)
Telefonica SA	(962,899)	(7,790,519)
Telefonica SA - SP ADR	(933,865)	(7,573,645)
		(64,153,488)
	NUMBER OF SHARES	VALUE
Consumer Durables—(1.6%)
Brembo SpA	(1,575,804)	$(21,082,718)
Harley-Davidson, Inc.	(325,891)	(13,889,474)
Leggett & Platt, Inc.	(383,613)	(17,431,375)
LKQ Corp.*	(530,782)	(18,322,595)
Spectrum Brands Holdings, Inc.	(178,432)	(15,496,819)
Tesla Motors, Inc.*	(78,444)	(23,663,417)
		(109,886,398)
Consumer Non-Durables—(3.9%)
Aryzta AG*	(594,216)	(5,562,090)
B&G Foods, Inc.	(518,263)	(16,558,503)
Calbee, Inc.	(476,600)	(15,160,098)
Cal-Maine Foods, Inc.	(264,420)	(13,075,569)
Campbell Soup Co.	(355,063)	(14,007,235)
China Resources Beer Holdings Co., Ltd.	(2,528,000)	(10,769,434)
Coty, Inc. Class A	(500,089)	(6,181,100)
Fitbit, Inc.*	(2,190,950)	(13,189,519)
General Mills, Inc.	(331,773)	(15,264,876)
Hain Celestial Group Inc., (The)*	(497,684)	(14,213,855)
Hormel Foods Corp.	(465,152)	(18,210,701)
Kimberly-Clark de Mexico SAB de CV, Class A*	(4,644,700)	(8,175,829)
Lancaster Colony Corp.	(116,184)	(18,156,074)
Marine Harvest ASA	(796,260)	(17,197,401)
Mattel, Inc.	(551,194)	(8,504,923)
Nissin Foods Holdings Co. Ltd.	(170,200)	(10,853,803)
Societe BIC SA	(149,259)	(13,816,909)
Treasury Wine Estates Ltd.	(1,076,400)	(15,130,582)
Tsingtao Brewery Co., Ltd. Class H	(1,456,000)	(6,924,248)
Under Armour, Inc., Class A*	(982,757)	(20,097,381)
		(261,050,130)
Consumer Services—(7.1%)
Acxiom Corp.*	(785,364)	(35,883,281)
ASOS Plc*	(156,168)	(12,400,326)
At Home Group, Inc.*	(272,829)	(9,388,046)
CarMax, Inc.*	(212,941)	(16,620,045)
Carvana Co.*	(296,502)	(19,195,540)
Casey’s General Stores, Inc.	(196,147)	(22,394,103)
Chegg, Inc.*	(556,664)	(18,024,780)
Chipotle Mexican Grill, Inc.*	(27,444)	(13,040,840)
Cimpress NV*	(53,068)	(7,429,520)
Cracker Barrel Old Country Store, Inc.	(110,774)	(16,515,296)
Evoqua Water Technologies Corp.*	(929,846)	(18,020,416)
FactSet Research Systems, Inc.	(56,754)	(13,018,800)
Jack in the Box, Inc.	(126,146)	(11,433,873)
Just Eat PLC*	(1,628,166)	(16,211,526)
L Brands, Inc.	(519,272)	(13,724,359)
Meredith Corp.	(326,391)	(16,858,095)
Multi-Color Corp.	(251,351)	(15,520,924)
Norwegian Cruise Line Holdings Ltd.*	(266,422)	(14,282,883)
Ocado Group PLC*	(1,176,993)	(16,399,693)
Pearson PLC	(2,719,835)	(32,344,457)
Rollins, Inc.	(277,590)	(16,677,607)
SeaWorld Entertainment, Inc.*	(441,215)	(12,936,424)
Shake Shack, Inc. Class A*	(235,539)	(14,238,333)
Sodexo SA	(91,254)	(9,517,126)
Stitch Fix, Inc., Class A*	(378,580)	(15,362,776)
Thomson Reuters Corp.	(383,371)	(17,071,511)

The accompanying notes are an integral part of the financial statements.

Annual Report 2018  |  47

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Consumer Services—(continued)
Wayfair, Inc. Class A*	(244,767)	$(33,085,155)
Zalando SE*	(386,864)	(20,349,143)
		(477,944,878)
Energy—(4.5%)
Antero Resources Corp.*	(962,581)	(17,817,374)
Apache Corp.	(651,607)	(28,559,935)
Cenovus Energy, Inc.	(3,021,117)	(28,126,599)
Continental Resources, Inc.*	(446,069)	(29,418,251)
Core Laboratories NV	(109,837)	(12,581,829)
Helmerich & Payne, Inc.	(370,796)	(24,313,094)
Hess Corp.	(398,773)	(26,853,374)
Imperial Oil Ltd.	(416,643)	(12,984,575)
Murphy Oil Corp.	(1,098,240)	(33,858,739)
National Oilwell Varco, Inc.	(510,290)	(24,019,350)
Oasis Petroleum, Inc.*	(1,843,437)	(24,812,662)
PrairieSky Royalty Ltd.	(1,322,172)	(24,315,807)
Range Resources Corp.	(1,182,360)	(19,414,351)
		(307,075,940)
Finance-—(6.3%)
Aozora Bank Ltd.	(264,600)	(9,346,411)
Bank of East Asia Ltd., (The)	(3,033,526)	(11,239,472)
Bankinter SA	(1,497,065)	(13,303,201)
Canadian Western Bank	(561,522)	(15,275,119)
Cincinnati Financial Corp.	(134,836)	(10,337,876)
Cohen & Steers, Inc.	(144,861)	(6,021,872)
Commonwealth Bank of Australia	(163,869)	(8,402,054)
Community Bank System, Inc.	(350,852)	(23,201,843)
Credit Suisse Group AG*	(867,338)	(12,988,014)
Cullen/Frost Bankers, Inc.	(82,533)	(9,152,084)
CVB Financial Corp.	(711,691)	(17,116,169)
Erie Indemnity Co. Class A	(6,826)	(843,216)
First Financial Bankshares, Inc.	(763,107)	(46,091,663)
First Republic Bank	(142,997)	(14,527,065)
Glacier Bancorp, Inc.	(441,956)	(20,188,550)
Independent Bank Corp.	(122,290)	(11,140,619)
Investors Bancorp, Inc.	(632,019)	(8,089,843)
LendingClub Corp.*	(1,966,310)	(7,098,379)
MarketAxess Holdings, Inc.	(87,244)	(16,560,656)
Mercury General Corp.	(289,532)	(15,605,775)
Metro Bank PLC*	(259,698)	(9,392,856)
People’s United Financial, Inc.	(584,727)	(10,823,297)
Prosperity Bancshares, Inc.	(245,968)	(18,408,245)
RLI Corp.	(169,372)	(13,036,563)
Standard Chartered PLC	(807,450)	(6,582,300)
Trupanion, Inc.*	(312,442)	(11,932,160)
Trustmark Corp.	(494,555)	(17,546,811)
UMB Financial Corp.	(133,147)	(10,017,980)
United Bankshares, Inc.	(374,899)	(14,771,021)
Westamerica Bancorporation	(465,289)	(29,792,455)
WisdomTree Investments, Inc.	(830,064)	(6,823,126)
		(425,656,695)
Health Care—(1.4%)
Genmab A/S*	(102,086)	(17,717,636)
Glaukos Corp.*	(241,341)	(16,500,484)
Healthcare Services Group, Inc.	(431,097)	(17,765,507)
Insulet Corp.*	(146,294)	(15,254,075)
West Pharmaceutical Services, Inc.	(123,217)	(14,422,550)
Wright Medical Group NV*	(498,706)	(14,452,500)
		(96,112,752)
	NUMBER OF SHARES	VALUE
Real Estate Investment Trusts—(1.8%)
Extra Space Storage, Inc.	(298,031)	$(27,481,439)
Iron Mountain, Inc.	(490,582)	(17,710,010)
Lamar Advertising Co. Class A	(228,130)	(17,577,416)
Public Storage	(87,318)	(18,562,060)
Redfin Corp.*	(794,733)	(15,743,661)
Washington Prime Group, Inc.	(3,225,469)	(24,965,130)
		(122,039,716)
Technology—(8.6%)
2U, Inc.*	(254,912)	(22,778,936)
ACI Worldwide, Inc.*	(1,118,625)	(31,780,136)
Blackbaud, Inc.	(235,492)	(24,625,398)
CoStar Group, Inc.*	(85,001)	(37,584,042)
Cree, Inc.*	(567,774)	(27,315,607)
Ellie Mae, Inc.*	(281,785)	(29,691,686)
Guidewire Software, Inc.*	(166,259)	(16,720,668)
HubSpot, Inc.*	(224,937)	(32,323,447)
Infineon Technologies AG	(659,102)	(16,760,414)
Inovalon Holdings, Inc.*	(860,044)	(9,460,484)
Knowles Corp.*	(1,329,493)	(24,103,708)
Manhattan Associates, Inc.*	(481,730)	(27,935,523)
Medidata Solutions, Inc.*	(413,413)	(35,131,837)
MercadoLibre, Inc.	(90,402)	(30,954,549)
MINDBODY, Inc. Class A*	(576,199)	(21,376,983)
National Instruments Corp.	(449,952)	(21,485,208)
Oracle Corp.	(223,100)	(18,698,144)
Proofpoint, Inc.*	(117,926)	(13,991,920)
Pure Storage, Inc., Class A*	(818,552)	(21,969,936)
Shopify, Inc.*	(151,070)	(22,006,367)
Ultimate Software Group Inc., (The)*	(103,987)	(32,201,654)
ViaSat, Inc.*	(200,601)	(12,601,755)
Workday, Inc., Class A*	(193,189)	(29,855,428)
Zendesk, Inc.*	(278,652)	(19,196,336)
		(580,550,166)
Transportation—(0.7%)
Atlas Air Worldwide Holdings, Inc.*	(250,254)	(15,240,469)
Heartland Express, Inc.	(570,632)	(11,669,424)
Panalpina Welttransport Holding AG	(140,280)	(20,997,509)
		(47,907,402)
Utilities—(1.1%)
El Paso Electric Co.	(262,029)	(16,062,378)
IDACORP, Inc.	(247,680)	(24,235,488)
Keyera Corp.	(663,470)	(18,282,284)
Kinder Morgan Canada Ltd.	(140,745)	(1,852,873)
TransCanada Corp.	(268,143)	(11,422,892)
		(71,855,915)
TOTAL COMMON STOCKS (Proceeds $(2,670,922,791))		(3,069,117,514)
TOTAL SECURITIES SOLD SHORT—(45.4%) (Proceeds $(2,670,922,791))		(3,069,117,514)
OTHER ASSETS IN EXCESS OF LIABILITIES—46.2%		3,122,060,968
NET ASSETS—100.0%		$6,755,802,146

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
(a)	—	Seven-day yield as of August 31, 2018.

The accompanying notes are an integral part of the financial statements.

48  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short or contract for differences.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2018, these securities amounted to $245,943 or 0.0% of net assets.

Contracts For Difference held by the Fund at August 31, 2018, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Long
China
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	Goldman Sachs	9/15/2020	2.07%	Monthly	1,816,000	$30,687,307	$494,158
Kweichow Moutai	Goldman Sachs	9/15/2020	2.07	Monthly	225,800	21,803,129	(387,914)
Qingdao Haier Co. Ltd.	Goldman Sachs	9/15/2020	2.07	Monthly	2,180,244	4,764,021	(201,090)
Wuliangye Yibin Co., Ltd., Class A	Goldman Sachs	12/31/2021	2.07	Monthly	4,113,812	37,369,264	(1,323,054)
						94,623,721	(1,417,900)
Total Long						94,623,721	(1,417,900)
Short
Brazil
Raia Drogasil SA	Goldman Sachs	9/15/2020	1.92%	Monthly	(455,400)	$(8,632,598)	$(60,081)
China
Semiconductor Manufacturing	Goldman Sachs	12/31/2021	0.84	Monthly	(19,013,600)	(22,392,191)	(980,580)
Indonesia
Unilever Indonesia TBK PT	Macquarie	9/19/2018	1.92	Monthly	(4,217,100)	(12,548,937)	(229,533)
South Korea
Amorepacific Corp.	Macquarie	9/15/2020	1.92	Monthly	(63,347)	(14,961,906)	(320,243)
Celltrion Inc.	Goldman Sachs	9/15/2020	1.92	Monthly	(98,720)	(23,965,463)	(308,676)
						(38,927,369)	(628,919)
Taiwan
AU Optronics Corp.	Goldman Sachs	9/15/2020	1.92	Monthly	(50,614,000)	(21,954,842)	(464,494)
Eclat Textile Co., Ltd.	Macquarie	12/31/2021	1.92	Monthly	(869,000)	(10,547,397)	690,932
Feng Tay Enterprise	Macquarie	9/15/2020	1.92	Monthly	(2,344,000)	(14,217,076)	46,901
Innolux Corp.	Goldman Sachs	9/15/2020	1.92	Monthly	(34,122,000)	(12,722,238)	(228,698)
						(59,441,553)	44,641
United States
CarMax, Inc.	Goldman Sachs	9/15/2020	1.92	Monthly	(173,557)	(13,546,124)	(381,538)
Total Short						(155,488,772)	(2,236,010)
Net unrealized gain/(loss) on Contracts For Difference							$(3,653,910)

The accompanying notes are an integral part of the financial statements.

Annual Report 2018  |  49

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2018 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Basic Industries	$343,248,990	$311,745,476	$31,503,514	$—
Capital Goods	665,540,107	623,920,941	41,619,166	—
Communications	205,790,912	205,790,912	—	—
Consumer Durables	95,082,274	36,407,411	58,674,863	—
Consumer Non-Durables	332,044,886	224,598,958	107,445,928	—
Consumer Services	699,458,203	599,147,076	100,311,127	—
Energy	634,352,983	563,487,386	70,865,597	—
Finance	1,304,729,044	1,152,336,314	152,392,730	—
Health Care	695,742,017	626,828,743	68,913,274	—
Real Estate Investment Trusts	10,455,869	10,455,869	—	—
Technology	1,475,568,521	1,338,261,608	137,306,913	—
Transportation	75,927,918	75,927,918	—	—
Warrants	245,943	—	—	245,943
Short-Term Investments	164,671,025	164,671,025	—	—
Contracts For Difference
Equity Contracts	1,231,992	—	1,231,992	—
Total Assets	$6,704,090,684	$5,933,579,637	$770,265,104	$245,943

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Securities Sold Short
Basic Industries	$(221,835,571)	$(140,355,388)	$(81,480,183)	$—
Capital Goods	(283,048,463)	(248,811,691)	(34,236,772)	—
Communications	(64,153,488)	(56,362,969)	(7,790,519)	—
Consumer Durables	(109,886,398)	(88,803,680)	(21,082,718)	—
Consumer Non-Durables	(261,050,130)	(179,452,474)	(81,597,656)	—
Consumer Services	(477,944,878)	(370,722,607)	(107,222,271)	—
Energy	(307,075,940)	(307,075,940)	—	—
Finance	(425,656,695)	(354,402,387)	(71,254,308)	—
Health Care	(96,112,752)	(78,395,116)	(17,717,636)	—
Real Estate Investment Trusts	(122,039,716)	(122,039,716)	—	—
Technology	(580,550,166)	(545,091,608)	(35,458,558)	—
Transportation	(47,907,402)	(26,909,893)	(20,997,509)	—
Utilities	(71,855,915)	(71,855,915)	—	—
Contracts For Difference
Equity Contracts	(4,885,902)	—	(4,885,902)	—
Total Liabilities	$(3,074,003,416)	$(2,590,279,384)	$(483,724,032)	$—

The accompanying notes are an integral part of the financial statements.

50  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS ALL-CAP VALUE FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—91.6%
Basic Industries—1.5%
Crown Holdings, Inc.*	143,416	$6,139,639
FMC Corp.	78,171	6,679,712
Graphic Packaging Holding Co.	975,461	13,871,055
Mosaic Co., (The)	263,729	8,246,806
		34,937,212
Capital Goods—7.4%
AMETEK, Inc.	153,705	11,829,137
Cemex SAB de CV - SP ADR*	1,191,917	8,450,692
CRH PLC - SP ADR	275,508	9,124,825
Cummins, Inc.	132,627	18,806,509
Dover Corp.(a)	168,512	14,470,125
General Dynamics Corp.	81,981	15,855,125
Masco Corp.	181,076	6,875,456
Owens Corning	86,813	4,915,352
PACCAR, Inc.	230,605	15,777,994
Spirit AeroSystems Holdings, Inc. Class A(a)	79,661	6,811,015
Textron, Inc.(a)	102,589	7,081,719
Trinseo SA	118,666	9,155,082
United Technologies Corp.	177,643	23,395,583
WESCO International, Inc.*	211,210	12,915,491
World Fuel Services Corp.(a)	321,967	9,024,735
		174,488,840
Communications—0.4%
Comcast Corp., Class A	256,900	9,502,731
Consumer Durables—1.1%
Fiat Chrysler Automobiles NV*	148,557	2,541,810
Lear Corp.	70,897	11,499,494
Sony Corp.	234,672	13,336,410
		27,377,714
Consumer Non-Durables—1.5%
Altria Group, Inc.	109,420	6,403,258
Ambev SA - ADR	1,585,852	7,374,212
PepsiCo, Inc.	185,974	20,830,948
		34,608,418
Consumer Services—5.7%
CVS Health Corp.(a)	202,050	15,202,242
Dick’s Sporting Goods, Inc.	336,040	12,581,338
eBay, Inc.*	526,418	18,219,327
Huron Consulting Group, Inc.*	123,545	6,115,477
Interpublic Group of Cos., Inc., (The)(a)	769,533	17,968,596
KAR Auction Services, Inc.	120,037	7,525,119
Lowe’s Cos., Inc.	174,567	18,984,161
ManpowerGroup, Inc.	107,415	10,068,008
Nordstrom, Inc.(a)	128,836	8,097,343
Omnicom Group, Inc.(a)	102,306	7,091,852
Robert Half International, Inc.(a)	112,773	8,816,593
Wyndham Destinations, Inc.	115,515	5,105,763
		135,775,819
Energy—6.8%
Anadarko Petroleum Corp.	131,241	8,451,920
Andeavor	177,549	27,127,712
Apergy Corp.*	84,257	3,810,101
Cimarex Energy Co.(a)	85,033	7,183,588
Diamondback Energy, Inc.(a)	93,949	11,375,345
Energen Corp.*	120,121	9,315,384
EQT Corp.	192,217	9,806,911
	NUMBER OF SHARES	VALUE
Energy—(continued)
Gulfport Energy Corp.*	278,043	$3,269,786
Marathon Oil Corp.	1,145,721	24,644,459
Newfield Exploration Co.*	210,413	5,740,067
Parsley Energy, Inc., Class A*	609,859	16,935,784
Phillips 66(a)	147,996	17,539,006
Pioneer Natural Resources Co.	97,041	16,953,063
		162,153,126
Finance—28.8%
Aflac, Inc.	517,445	23,926,657
Air Lease Corp.	393,831	18,198,931
Alleghany Corp.(a)	36,452	23,029,645
Allstate Corp., (The)	210,108	21,130,562
American International Group, Inc.(a)	507,998	27,010,254
Aon PLC	134,382	19,560,644
Bank of America Corp.	1,695,893	52,453,970
BB&T Corp.	511,873	26,443,359
Capital One Financial Corp.	204,835	20,297,100
Charles Schwab Corp., (The)(a)	92,591	4,702,697
Chubb Ltd.	203,784	27,559,748
Citigroup, Inc.	632,538	45,062,007
Discover Financial Services	175,045	13,674,515
FCB Financial Holdings, Inc., Class A*	100,933	5,228,329
Fifth Third Bancorp	386,633	11,378,609
Goldman Sachs Group, Inc., (The)(a)	73,667	17,518,749
Huntington Bancshares, Inc.(a)	1,217,176	19,730,423
JPMorgan Chase & Co.	632,966	72,525,244
KeyCorp(a)	1,179,397	24,849,895
Loews Corp.	482,865	24,292,938
MetLife, Inc.(a)	289,052	13,264,596
Navient Corp.	548,926	7,487,351
Prudential Financial, Inc.	181,752	17,857,134
Raymond James Financial, Inc.	150,454	13,998,240
SLM Corp.(a)*	381,329	4,469,176
State Street Corp.	101,970	8,862,213
Synchrony Financial	234,835	7,437,224
TD Ameritrade Holding Corp.(a)	177,495	10,395,882
Torchmark Corp.	114,356	10,054,180
Travelers Cos., Inc., (The)	127,475	16,775,710
Wells Fargo & Co.	200,677	11,735,591
White Mountains Insurance Group Ltd.	23,482	21,790,122
WR Berkley Corp.(a)	158,738	12,422,836
XL Group Ltd.	443,472	25,450,858
		680,575,389
Health Care—15.0%
Abbott Laboratories(a)	394,358	26,358,889
Anthem, Inc.	98,276	26,016,605
Cardinal Health, Inc.	139,376	7,274,033
Cigna Corp.	72,138	13,586,471
Gilead Sciences, Inc.	371,422	28,127,788
Jazz Pharmaceuticals PLC*	78,758	13,461,317
Johnson & Johnson	182,678	24,604,900
Laboratory Corp. of America Holdings*	128,367	22,190,803
McKesson Corp.	164,551	21,185,941
Medtronic PLC	415,995	40,106,078
Merck & Co., Inc.	626,808	42,992,761

The accompanying notes are an integral part of the financial statements.

Annual Report 2018  |  51

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS ALL-CAP VALUE FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Health Care—(continued)
Novartis AG - SP ADR	354,360	$29,415,424
Pfizer, Inc.	684,862	28,435,470
Roche Holding AG - SP ADR	156,505	4,845,395
UnitedHealth Group, Inc.	100,925	27,094,326
		355,696,201
Technology—22.7%
Alliance Data Systems Corp.(a)	68,550	16,354,659
Alphabet, Inc., Class A*	15,140	18,649,452
Amdocs Ltd.	156,076	10,188,641
Analog Devices, Inc.	128,997	12,751,353
Arrow Electronics, Inc.*	201,445	15,618,031
Baidu, Inc. - SP ADR*	20,499	4,642,614
Belden, Inc.(a)	153,861	11,188,772
Booking Holdings, Inc.(a)*	5,482	10,698,397
Cisco Systems, Inc.	1,164,104	55,609,248
Cognizant Technology Solutions Corp., Class A	85,249	6,686,079
DXC Technology Co.	452,389	41,208,114
EnerSys	194,971	16,180,643
Fidelity National Information Services, Inc.	67,678	7,320,729
Flex Ltd.*	809,485	11,162,798
Fortive Corp.(a)	170,096	14,284,662
GrafTech International Ltd.(a)	544,083	10,054,654
Hewlett Packard Enterprise Co.	1,314,140	21,722,734
HP, Inc.	988,247	24,360,289
Jabil, Inc.(a)	477,253	14,107,599
KLA-Tencor Corp.	109,929	12,774,849
Leidos Holdings, Inc.	106,695	7,550,805
Microsoft Corp.	225,469	25,326,933
Momo, Inc. - SP ADR*	269,558	12,477,840
NetApp, Inc.(a)	138,485	12,021,883
NetEase, Inc. - ADR	17,798	3,518,843
ON Semiconductor Corp.(a)*	430,163	9,179,678
Oracle Corp.(a)	869,032	42,217,575
Qorvo, Inc.(a)*	300,082	24,033,567
Symantec Corp.	561,525	11,320,344
TE Connectivity Ltd.	265,190	24,312,619
Versum Materials, Inc.(a)	234,006	9,311,099
Xerox Corp.	275,483	7,674,956
YY, Inc. - ADR*	152,937	11,688,975
		536,199,434
Transportation—0.7%
Delta Air Lines, Inc.(a)	267,088	15,619,306
TOTAL COMMON STOCKS (Cost $1,619,638,726)		2,166,934,190
EXCHANGE TRADED FUNDS—6.5%
Finance—6.5%
iShares Russell 2000 Value ETF(a)	558,184	76,398,644
SPDR S&P 500 ETF Trust	262,827	76,301,306
		152,699,950
TOTAL EXCHANGE TRADED FUNDS (Cost $152,469,097)		152,699,950
RIGHTS—0.0%
Technology—0.0%
CVR Banctec Inc. - Escrow Shares*‡	14,327	0
TOTAL RIGHTS (Cost $0)		0
	NUMBER OF SHARES	VALUE
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—11.3%
Mount Vernon Liquid Assets Portfolio, LLC, 2.15%(b)	267,098,957	$267,098,957
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $267,098,957)		267,098,957
SHORT-TERM INVESTMENTS—2.0%
Morgan Stanley Institutional Liquidity Funds – Treasury Portfolio, 1.85%(b)	46,593,663	46,593,663
TOTAL SHORT-TERM INVESTMENTS (Cost $46,593,663)		46,593,663
TOTAL INVESTMENTS—111.4% (Cost $2,085,800,443)		2,633,326,760
LIABILITIES IN EXCESS OF OTHER ASSETS—(11.4)%		(268,614,236)
NET ASSETS—100.0%		$2,364,712,524

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At August 31, 2018, the market value of securities on loan was $260,924,700.
(b)	—	Seven-day yield as of August 31, 2018.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2018, these securities amounted to $0 or 0.0% of net assets.

The accompanying notes are an integral part of the financial statements.

52  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS ALL-CAP VALUE FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2018 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Basic Industries	$34,937,212	$34,937,212	$—	$—	$—
Capital Goods	174,488,840	174,488,840	—	—	—
Communications	9,502,731	9,502,731	—	—	—
Consumer Durables	27,377,714	27,377,714	—	—	—
Consumer Non-Durables	34,608,418	34,608,418	—	—	—
Consumer Services	135,775,819	135,775,819	—	—	—
Energy	162,153,126	162,153,126	—	—	—
Finance	680,575,389	680,575,389	—	—	—
Health Care	355,696,201	355,696,201	—	—	—
Technology	536,199,434	536,199,434	—	—	—
Transportation	15,619,306	15,619,306	—	—	—
Exchange Traded Funds	152,699,950	152,699,950	—	—	—
Rights	—	—	—	—	—
Investments Purchased with Proceeds from Securities Lending Collateral	267,098,957	—	—	—	267,098,957
Short-Term Investments	46,593,663	46,593,663	—	—	—
Total Assets	$2,633,326,760	$2,366,227,803	$—	$—	$267,098,957

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying notes are an integral part of the financial statements.

Annual Report 2018  |  53

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
WPG PARTNERS SMALL/MICRO CAP VALUE FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—99.3%
Basic Industries—5.2%
Allegheny Technologies, Inc.(a)*	30,400	$821,712
Green Plains, Inc.	10,900	193,475
Haynes International, Inc.(a)	13,200	520,080
Schweitzer-Mauduit International, Inc.	3,600	146,484
		1,681,751
Capital Goods—14.7%
Astec Industries, Inc.	3,300	160,545
BMC Stock Holdings, Inc.(a)*	14,300	321,750
Carpenter Technology Corp.	3,100	184,977
Core-Mark Holding Co., Inc.	1,700	60,809
Ferroglobe PLC	15,900	131,652
FreightCar America, Inc.*	36,800	622,288
Granite Construction, Inc.	4,300	196,424
Great Lakes Dredge & Dock Corp.*	79,600	435,810
KBR, Inc.	37,900	795,142
KeyW Holding Corp., (The)(a)*	40,900	348,059
Matrix Service Co.*	10,300	215,270
Orion Group Holdings, Inc.*	53,800	463,756
Smart Sand, Inc.(a)*	28,500	141,930
Tutor Perini Corp.*	33,700	685,795
		4,764,207
Communications—0.6%
Ooma, Inc.*	11,500	184,000
Consumer Durables—3.5%
Century Communities, Inc.*	8,100	236,925
LGI Homes, Inc.(a)*	2,200	126,720
Libbey, Inc.(a)	36,500	358,795
Tower International, Inc.(a)	8,100	273,780
TRI Pointe Group, Inc.(a)*	10,100	146,349
		1,142,569
Consumer Non-Durables—0.6%
Matthews International Corp., Class A(a)	4,100	212,790
Consumer Services—5.7%
Covanta Holding Corp.(a)	17,900	315,935
Del Taco Restaurants, Inc.*	12,300	159,039
Hibbett Sports, Inc.(a)*	16,200	332,910
ICF International, Inc.	6,900	563,385
MDC Partners, Inc., Class A*	67,700	328,345
Tile Shop Holdings, Inc.	21,500	164,475
		1,864,089
Energy—11.9%
Eclipse Resources Corp.(a)*	99,700	142,571
Extraction Oil & Gas, Inc.(a)*	15,200	175,560
Flotek Industries, Inc.(a)*	29,500	73,455
Gulfport Energy Corp.(a)*	50,000	588,000
HighPoint Resources Corp.*	91,600	504,716
Mammoth Energy Services, Inc.(a)	17,300	475,404
McDermott International, Inc.(a)*	26,000	502,840
NCS Multistage Holdings, Inc.(a)*	8,800	143,176
Nine Energy Service, Inc.(a)*	6,500	194,870
Resolute Energy Corp.(a)*	5,100	168,096
Select Energy Services, Inc. Class A*	9,000	122,850
Solaris Oilfield Infrastructure, Inc. Class A(a)*	21,000	361,620

	NUMBER OF SHARES	VALUE
Energy—(continued)
TETRA Technologies, Inc.*	42,500	$195,075
WildHorse Resource Development Corp.(a)*	9,100	197,834
		3,846,067
Finance—26.3%
Ameris Bancorp	9,500	471,675
Banner Corp.	7,500	482,475
Central Pacific Financial Corp.	12,900	365,457
CNO Financial Group, Inc.	9,500	205,295
Essent Group Ltd.*	7,700	333,872
First Foundation, Inc.*	21,000	339,780
Fulton Financial Corp.	24,600	447,720
Hanover Insurance Group Inc., (The)	1,800	220,482
HomeStreet, Inc.*	22,200	653,790
Kearny Financial Corp.	10,000	137,000
Kemper Corp.	6,900	561,315
Kennedy-Wilson Holdings, Inc.(a)	23,800	510,510
Meridian Bancorp, Inc.	9,400	168,260
MGIC Investment Corp.*	38,400	488,448
National Bank Holdings Corp., Class A(a)	9,200	369,380
Northfield Bancorp, Inc.	19,500	317,460
Origin Bancorp, Inc.	5,500	222,860
Peapack Gladstone Financial Corp.(a)	9,500	317,395
Popular, Inc.	16,100	810,474
State Bank Financial Corp.	9,200	299,736
United Community Banks, Inc.	8,900	270,026
United Financial Bancorp, Inc.	30,700	545,539
		8,538,949
Health Care—2.0%
Accuray, Inc.*	106,300	425,200
LifePoint Health, Inc.(a)*	1,300	83,720
Trinity Biotech PLC - SP ADR*	32,600	127,466
		636,386
Real Estate Investment Trusts—10.3%
Brixmor Property Group, Inc.	15,300	278,766
Cedar Realty Trust, Inc.	54,900	245,403
GEO Group Inc., (The)	13,000	329,810
Getty Realty Corp.	17,800	518,158
Industrial Logistics Properties Trust	8,300	199,781
Investors Real Estate Trust	39,800	216,910
Ladder Capital Corp.	22,800	396,036
LTC Properties, Inc.	3,500	162,575
NexPoint Residential Trust, Inc.(a)	5,600	180,880
Piedmont Office Realty Trust, Inc.	9,600	190,464
Seritage Growth Properties, Class A(a)	7,700	396,396
UMH Properties, Inc.(a)	15,300	244,188
		3,359,367
Technology—9.1%
Acacia Communications, Inc.(a)*	8,700	354,699
Aerohive Networks, Inc.*	30,200	127,444
CommVault Systems, Inc.*	2,700	188,055
Generac Holdings, Inc.*	8,900	493,861
NeoPhotonics Corp.(a)*	58,900	517,731
NetScout Systems, Inc.(a)*	7,000	175,000
OneSpan, Inc.*	7,400	138,750
QAD, Inc., Class A	4,400	266,860

The accompanying notes are an integral part of the financial statements.

54  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
WPG PARTNERS SMALL/MICRO CAP VALUE FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Technology—(continued)
Quantenna Communications, Inc.*	7,500	$137,025
Ribbon Communications, Inc.*	33,000	228,360
ServiceSource International, Inc.*	45,100	143,869
SMART Global Holdings, Inc.*	5,100	168,249
		2,939,903
Transportation—6.5%
Ardmore Shipping Corp.*	65,100	455,700
Mesa Air Group, Inc.*	25,500	351,645
Scorpio Tankers, Inc.	116,600	223,872
Spirit Airlines, Inc.(a)*	9,700	460,944
StealthGas, Inc.*	53,300	189,748
YRC Worldwide, Inc.*	46,200	442,134
		2,124,043
Utilities—2.9%
ALLETE, Inc.	2,600	195,207
El Paso Electric Co.(a)	2,400	147,120
NorthWestern Corp.	3,300	197,868
PNM Resources, Inc.	3,800	148,010
Portland General Electric Co.(a)	5,200	241,280
		929,485
TOTAL COMMON STOCKS (Cost $27,668,298)		32,223,606
	NUMBER OF SHARES	VALUE
WARRANTS—0.1%
Energy—0.1%
TETRA Technologies, Inc.*‡	20,950	$15,922
TOTAL WARRANTS (Cost $4,475)		15,922
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—25.0%
Mount Vernon Liquid Assets Portfolio, LLC, 2.15%(b)	8,119,241	8,119,241
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $8,119,241)		8,119,241
SHORT-TERM INVESTMENTS—0.7%
Morgan Stanley Institutional Liquidity Funds – Treasury Portfolio, 1.85%(b)	211,260	211,260
TOTAL SHORT-TERM INVESTMENTS (Cost $211,260)		211,260
TOTAL INVESTMENTS—125.1% (Cost $36,003,274)		40,570,029
LIABILITIES IN EXCESS OF OTHER ASSETS—(25.1)%		(8,134,281)
NET ASSETS—100.0%		$32,435,748

PLC	— Public Limited Company
SP ADR	— Sponsored American Depositary Receipt
*	— Non-income producing.
(a)	— All or a portion of the security is on loan. At August 31, 2018, the market value of securities on loan was $7,941,707.
(b)	— Seven-day yield as of August 31, 2018.
‡	— Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2018, these securities amounted to $15,922 or 0.1% of net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report 2018  |  55

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
WPG PARTNERS SMALL/MICRO CAP VALUE FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2018 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Basic Industries	$1,681,751	$1,681,751	$—	$—	$—
Capital Goods	4,764,207	4,764,207	—	—	—
Communications	184,000	184,000	—	—	—
Consumer Durables	1,142,569	1,142,569	—	—	—
Consumer Non-Durables	212,790	212,790	—	—	—
Consumer Services	1,864,089	1,864,089	—	—	—
Energy	3,846,067	3,846,067	—	—	—
Finance	8,538,949	8,538,949	—	—	—
Health Care	636,386	636,386	—	—	—
Real Estate Investment Trusts	3,359,367	3,359,367	—	—	—
Technology	2,939,903	2,939,903	—	—	—
Transportation	2,124,043	2,124,043	—	—	—
Utilities	929,485	929,485	—	—	—
Warrants	15,922	—	—	15,922	—
Investments Purchased with Proceeds from Securities Lending Collateral	8,119,241	—	—	—	8,119,241
Short-Term Investments	211,260	211,260	—	—	—
Total Assets	$40,570,029	$32,434,866	$—	$15,922	$8,119,241

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying notes are an integral part of the financial statements.

56  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS GLOBAL EQUITY FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—95.5%
Australia—0.7%
Woodside Petroleum Ltd.	165,545	$4,391,948
Bermuda—1.5%
Everest Re Group Ltd.	25,505	5,688,125
RenaissanceRe Holdings Ltd.	31,202	4,148,618
		9,836,743
Canada—1.0%
Nutrien Ltd.	114,501	6,484,192
Denmark—1.1%
Novo Nordisk A/S Class B	142,161	6,998,043
France—4.3%
Capgemini SA	64,421	8,303,652
Danone SA	70,653	5,563,929
Teleperformance SA	12,065	2,319,815
TOTAL SA	151,526	9,501,891
Vinci SA	34,456	3,292,437
		28,981,724
Germany—0.3%
Siemens AG	17,966	2,332,063
Hong Kong—0.8%
CK Hutchison Holdings Ltd.	467,000	5,384,087
Ireland—2.0%
Bank of Ireland Group PLC	407,363	3,337,334
CRH PLC	294,705	9,790,235
		13,127,569
Japan—9.6%
Asahi Group Holdings Ltd.	118,300	5,342,107
Fuji Electric Co., Ltd.	1,114,000	8,973,718
Haseko Corp.	251,600	3,259,445
KDDI Corp.	272,500	7,204,856
Matsumotokiyoshi Holdings Co., Ltd.	89,200	3,370,302
Mitsubishi Electric Corp.	200,400	2,705,295
Nippon Telegraph & Telephone Corp.	105,800	4,707,147
Nomura Holdings, Inc.	694,900	3,183,423
Seven & i Holdings Co., Ltd.	147,600	6,002,035
Sony Corp.	162,400	9,234,493
SUMCO Corp.	144,900	2,588,091
Sumitomo Electric Industries Ltd.	220,100	3,481,012
Sumitomo Mitsui Financial Group, Inc.	106,600	4,190,815
		64,242,739
Luxembourg—0.3%
Ternium SA - SP ADR	65,402	1,844,336
Mexico—0.7%
Cemex SAB de CV - SP ADR*	655,806	4,649,665
Netherlands—1.4%
Koninklijke Ahold NV	112,842	2,748,769
Royal Dutch Shell PLC, Class A	201,142	6,543,906
		9,292,675
Singapore—0.8%
Flex Ltd.*	395,051	5,447,753
South Korea—1.4%
KT Corp. - SP ADR	116,031	1,602,388
LG Uplus Corp.	120,477	1,698,728
Samsung Electronics Co., Ltd.	138,085	6,002,646
		9,303,762
	NUMBER OF SHARES	VALUE
Switzerland—4.0%
ABB Ltd.	318,961	$7,512,059
Glencore PLC*	971,569	3,958,229
Roche Holding AG	35,211	8,730,697
Swiss Re AG	73,891	6,648,004
		26,848,989
United Kingdom—5.5%
Aviva PLC	715,693	4,502,704
Coca-Cola European Partners PLC(a)	132,813	5,663,146
Direct Line Insurance Group PLC	1,084,843	4,660,537
Imperial Brands PLC	133,428	4,753,950
Lloyds Banking Group PLC	6,143,362	4,732,342
Nomad Foods Ltd.*	179,875	3,750,394
Tullow Oil PLC*	616,058	1,862,440
Vodafone Group PLC	1,414,837	3,014,780
WPP PLC	219,492	3,640,187
		36,580,480
United States—60.1%
Advance Auto Parts, Inc.	21,953	3,600,951
Air Lease Corp.(a)	102,390	4,731,442
Allstate Corp. (The)	75,777	7,620,893
Alphabet, Inc., Class C*	8,156	9,935,558
American Express Co.	75,147	7,964,079
American International Group, Inc.(a)	87,944	4,675,982
Andeavor	22,005	3,362,144
Anthem, Inc.	53,448	14,149,289
Apergy Corp.(a)*	93,269	4,217,624
Bank of America Corp.	464,133	14,355,634
Berkshire Hathaway, Inc., Class B*	109,449	22,844,195
Biogen, Inc.*	7,252	2,563,509
Booking Holdings, Inc.(a)*	1,499	2,925,373
Chubb Ltd.	62,326	8,428,968
Cigna Corp.	19,450	3,663,213
Cisco Systems, Inc.	191,150	9,131,235
Citigroup, Inc.	89,227	6,356,531
Comcast Corp., Class A	234,825	8,686,177
DowDuPont, Inc.	98,849	6,932,280
DXC Technology Co.	93,307	8,499,335
Eaton Corp. PLC	126,433	10,511,640
EQT Corp.	89,368	4,559,555
Goldman Sachs Group Inc., (The)(a)	48,223	11,467,912
GrafTech International Ltd.(a)	170,076	3,143,004
HP, Inc.	200,803	4,949,794
Jagged Peak Energy, Inc.(a)*	154,922	2,046,520
Johnson & Johnson	61,567	8,292,459
Laboratory Corp. of America Holdings*	49,953	8,635,375
Leidos Holdings, Inc.(a)	42,070	2,977,294
Loews Corp.(a)	65,879	3,314,372
Lowe’s Cos., Inc.	66,005	7,178,044
Marvell Technology Group Ltd.	221,667	4,584,074
Masco Corp.	161,161	6,119,283
McKesson Corp.	42,046	5,413,423
Microsoft Corp.	205,362	23,068,313
Morgan Stanley	157,324	7,682,131
Mosaic Co. (The)(a)	118,234	3,697,177
NetApp, Inc.(a)	56,064	4,866,916
Nordstrom, Inc.(a)	64,185	4,034,027
Northrop Grumman Corp.	10,672	3,185,485
Oracle Corp.(a)	232,726	11,305,829

The accompanying notes are an integral part of the financial statements.

Annual Report 2018  |  57

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS GLOBAL EQUITY FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
United States—(continued)
Owens Corning(a)	93,272	$5,281,061
Parsley Energy, Inc., Class A(a)*	204,207	5,670,828
Peabody Energy Corp.	92,344	3,814,731
Pfizer, Inc.	130,570	5,421,266
Pioneer Natural Resources Co.(a)	39,864	6,964,241
Raytheon Co.	16,548	3,300,333
Steel Dynamics, Inc.	118,186	5,404,646
SunTrust Banks, Inc.	66,087	4,861,360
SYNNEX Corp.(a)	29,293	2,840,542
TE Connectivity Ltd.	62,094	5,692,778
TJX Cos. Inc., (The)	24,595	2,704,712
Trinseo SA	79,895	6,163,899
Twenty-First Century Fox, Inc. Class A	93,208	4,231,643
United Technologies Corp.	67,108	8,838,124
Verizon Communications, Inc.	200,542	10,903,468
Vistra Energy Corp.*	242,412	5,706,378
Walmart, Inc.	56,257	5,392,796
Wells Fargo & Co.	148,624	8,691,532
WestRock Co.	55,810	3,074,015
		400,635,392
TOTAL COMMON STOCKS (Cost $558,314,586)		636,382,160
	NUMBER OF SHARES	VALUE
PREFERRED STOCKS—0.7%
Germany—0.7%
Volkswagen AG, 2.784%	25,619	$4,187,890
TOTAL PREFERRED STOCKS (Cost $4,454,293)		4,187,890
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—6.2%
Mount Vernon Liquid Assets Portfolio, LLC, 2.15%(b)	41,687,430	41,687,430
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $41,687,430)		41,687,430
SHORT-TERM INVESTMENTS—4.0%
Morgan Stanley Institutional Liquidity Funds – Treasury Portfolio, 1.85%(b)	26,580,592	26,580,592
TOTAL SHORT-TERM INVESTMENTS (Cost $26,580,592)		26,580,592
TOTAL INVESTMENTS—106.4% (Cost $631,036,901)		708,838,072
LIABILITIES IN EXCESS OF OTHER ASSETS—(6.4)%		(42,567,171)
NET ASSETS—100.0%		$666,270,901

PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At August 31, 2018, the market value of securities on loan was $40,626,730.
(b)	—	Seven-day yield as of August 31, 2018.

The accompanying notes are an integral part of the financial statements.

58  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS GLOBAL EQUITY FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2018 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Australia	$4,391,948	$—	$4,391,948	$—	$—
Bermuda	9,836,743	9,836,743	—	—	—
Canada	6,484,192	6,484,192	—	—	—
Denmark	6,998,043	—	6,998,043	—	—
France	28,981,724	—	28,981,724	—	—
Germany	2,332,063	—	2,332,063	—	—
Hong Kong	5,384,087	—	5,384,087	—	—
Ireland	13,127,569	—	13,127,569	—	—
Japan	64,242,739	—	64,242,739	—	—
Luxembourg	1,844,336	1,844,336	—	—	—
Mexico	4,649,665	4,649,665	—	—	—
Netherlands	9,292,675	—	9,292,675	—	—
Singapore	5,447,753	5,447,753	—	—	—
South Korea	9,303,762	1,602,388	7,701,374	—	—
Switzerland	26,848,989	—	26,848,989	—	—
United Kingdom	36,580,480	9,413,540	27,166,940	—	—
United States	400,635,392	400,635,392	—	—	—
Preferred Stock
Germany	4,187,890	—	4,187,890	—	—
Investments Purchased with Proceeds from Securities Lending Collateral	41,687,430	—	—	—	41,687,430
Short-Term Investments	26,580,592	26,580,592	—	—	—
Total Assets	$708,838,072	$466,494,601	$200,656,041	$—	$41,687,430

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying notes are an integral part of the financial statements.

Annual Report 2018  |  59

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
LONG POSITIONS—99.6%
COMMON STOCKS—98.7%
Australia—0.7%
Woodside Petroleum Ltd.	247,777	$6,573,582
Bermuda—1.3%
Everest Re Group Ltd.†	29,080	6,485,422
RenaissanceRe Holdings Ltd.	45,243	6,015,509
		12,500,931
Canada—1.0%
Nutrien Ltd.†	171,558	9,715,329
Denmark—1.1%
Novo Nordisk A/S Class B	208,619	10,269,517
France—4.4%
Capgemini SA	92,626	11,939,181
Danone SA	102,894	8,102,911
Teleperformance SA	10,371	1,994,098
TOTAL SA	231,628	14,524,927
Vinci SA	51,153	4,887,916
		41,449,033
Germany—0.4%
Siemens AG	25,136	3,262,759
Hong Kong—0.9%
CK Hutchison Holdings Ltd.	699,500	8,064,602
Ireland—2.0%
Bank of Ireland Group PLC	591,269	4,843,990
CRH PLC	426,837	14,179,720
		19,023,710
Japan—10.1%
Asahi Group Holdings Ltd.	175,500	7,925,104
Fuji Electric Co., Ltd.	1,630,000	13,130,305
Haseko Corp.	393,900	5,102,924
KDDI Corp.	399,700	10,568,004
Matsumotokiyoshi Holdings Co., Ltd.	136,300	5,149,913
Nippon Telegraph & Telephone Corp.	.158,500	7,051,822
Nomura Holdings, Inc.	946,500	4,336,033
Seven & i Holdings Co., Ltd.	214,500	8,722,469
Sony Corp.	237,500	13,504,878
SUMCO Corp.	208,800	3,729,423
Sumitomo Electric Industries Ltd.	341,000	5,393,116
Sumitomo Mitsui Financial Group, Inc.	143,500	5,641,482
Ulvac, Inc.	106,300	4,402,624
		94,658,097
Luxembourg—0.3%
Ternium SA - SP ADR†	102,318	2,885,368
Mexic—0.8%
Cemex SAB de CV - SP ADR*	1,000,771	7,095,466
Netherlands—1.0%
Royal Dutch Shell PLC, Class A	297,525	9,679,608
Singapore—0.9%
Flex Ltd.*#	624,911	8,617,523
South Korea—1.6%
KT Corp. - SP ADR	177,901	2,456,813
LG Uplus Corp.	206,385	2,910,032
Samsung Electronics Co., Ltd.	218,736	9,508,597
		14,875,442
	NUMBER OF SHARES	VALUE
Switzerland—4.2%
ABB Ltd.	468,523	$11,034,492
Glencore PLC*	1,386,269	5,647,741
Roche Holding AG	56,482	14,004,919
Swiss Re AG	99,920	8,989,844
		39,676,996
United Kingdom—5.9%
Aviva PLC	1,050,431	6,608,672
Coca-Cola European Partners PLC†	198,055	8,445,065
Direct Line Insurance Group PLC	1,563,988	6,718,966
Imperial Brands PLC	196,363	6,996,283
Lloyds Banking Group PLC	8,936,769	6,884,153
Nomad Foods Ltd.*†	315,448	6,577,091
Tullow Oil PLC*	920,494	2,782,798
Vodafone Group PLC	2,076,879	4,425,480
WPP PLC	344,674	5,716,280
		55,154,788
United States—62.1%
Advance Auto Parts, Inc.	32,048	5,256,833
Air Lease Corp.†	164,786	7,614,761
Allstate Corp. (The)†	106,818	10,742,686
Alphabet, Inc., Class C*†	12,623	15,377,212
American Express Co.†	109,131	11,565,703
American International Group, Inc.#	119,021	6,328,347
Andeavor†	31,794	4,857,805
Anthem, Inc.†	83,155	22,013,623
Apergy Corp.*	136,947	6,192,743
Bank of America Corp.†	671,998	20,784,898
Berkshire Hathaway, Inc., Class B*†	99,821	20,834,639
Biogen, Inc.*†	10,549	3,728,966
Booking Holdings, Inc.*	2,350	4,586,143
Chubb Ltd.†#	91,673	12,397,857
Cigna Corp.†	28,968	5,455,833
Cisco Systems, Inc.†	279,438	13,348,753
Citigroup, Inc.†	124,959	8,902,079
Comcast Corp., Class A†	336,061	12,430,896
DowDuPont, Inc.†	149,832	10,507,718
DXC Technology Co.†	136,805	12,461,568
Eaton Corp. PLC†	188,186	15,645,784
EQT Corp.†	137,673	7,024,077
Goldman Sachs Group Inc., (The)	69,420	16,508,770
GrafTech International Ltd.	259,021	4,786,708
HP, Inc.†	292,813	7,217,841
Jagged Peak Energy, Inc.*	247,106	3,264,270
Johnson & Johnson†	93,158	12,547,451
Laboratory Corp. of America Holdings*†	84,269	14,567,582
Leidos Holdings, Inc.	60,934	4,312,299
Loews Corp.	90,521	4,554,112
Lowe’s Cos., Inc.†	96,907	10,538,636
Marvell Technology Group Ltd.	324,866	6,718,229
Masco Corp.†	239,813	9,105,700
McKesson Corp.†	62,882	8,096,058
Microsoft Corp.†	304,920	34,251,664
Morgan Stanley	226,501	11,060,044
Mosaic Co. (The)	168,367	5,264,836
NetApp, Inc.	80,680	7,003,831
Nordstrom, Inc.	93,386	5,869,310
Northrop Grumman Corp.†#	15,910	4,748,976
Oracle Corp.#	331,224	16,090,862

The accompanying notes are an integral part of the financial statements.

60  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
United States—(continued)
Owens Corning	130,728	$7,401,819
Parsley Energy, Inc., Class A*†	303,033	8,415,226
Peabody Energy Corp.	140,180	5,790,836
Pfizer, Inc.†	209,542	8,700,184
Pioneer Natural Resources Co.†	59,245	10,350,102
Raytheon Co.	24,642	4,914,601
Steel Dynamics, Inc.†	177,021	8,095,170
SunTrust Banks, Inc.	117,402	8,636,091
SYNNEX Corp.	43,910	4,257,953
TE Connectivity Ltd.†	97,427	8,932,107
TJX Cos. Inc., (The)	35,929	3,951,112
Trinseo SA†	122,229	9,429,967
Twenty-First Century Fox, Inc. Class A	137,901	6,260,705
United Technologies Corp.†	97,557	12,848,257
Verizon Communications, Inc.†	294,472	16,010,443
Vistra Energy Corp.*†	346,926	8,166,638
Walmart, Inc.	81,191	7,782,969
Wells Fargo & Co.†	217,940	12,745,130
WestRock Co.†	80,015	4,407,226
		581,662,639
TOTAL COMMON STOCKS (Cost $811,517,097)		925,165,390
PREFERRED STOCKS—0.7%
Germany—0.7%
Volkswagen AG, 2.784%	38,903	6,359,401
TOTAL PREFERRED STOCKS (Cost $6,761,990)		6,359,401
SHORT-TERM INVESTMENTS—0.2%
Morgan Stanley Institutional Liquidity Funds – Treasury Portfolio, 1.85%(a)	2,291,298	2,291,298
TOTAL SHORT-TERM INVESTMENTS (Cost $2,291,298)		2,291,298
TOTAL INVESTMENTS—99.6% (Cost $820,570,385)		933,816,089
SECURITIES SOLD SHORT—(46.0%)
COMMON STOCK—(46.0%)
Argentina—(0.3%)
MercadoLibre, Inc.	(9,042)	(3,096,071)
Australia—(1.0%)
Challenger Ltd.	(363,142)	(2,830,582)
Treasury Wine Estates Ltd.	(177,840)	(2,499,835)
WiseTech Global Ltd.	(235,271)	(3,621,398)
		(8,951,815)
Canada—(1.6%)
First Quantum Minerals Ltd.	(127,196)	(1,595,554)
PrairieSky Royalty Ltd.	(220,360)	(4,052,598)
Ritchie Bros. Auctioneers, Inc.	(100,365)	(3,824,910)
Shopify, Inc.*	(17,581)	(2,561,024)
Thomson Reuters Corp.	(73,964)	(3,293,617)
		(15,327,703)
Chile—(0.7%)
Latam Airlines Group SA - SP ADR	(416,355)	(3,863,775)
Sociedad Quimica y Minera de Chile SA - SP ADR	(52,492)	(2,236,684)
		(6,100,459)
	NUMBER OF SHARES	VALUE
China—(0.5%)
Pinduoduo, Inc.*	(165,129)	$(3,195,246)
Semiconductor Manufacturing International Corp.*	(1,241,000)	(1,461,518)
		(4,656,764)
Denmark—(0.3%)
Genmab A/S*	(18,387)	(3,191,174)
Finland—(0.5%)
Cargotec OYJ	(50,445)	(2,442,445)
Huhtamaki OYJ	(53,244)	(1,907,584)
		(4,350,029)
France—(1.4%)
Air Liquide SA	(26,595)	(3,347,043)
Credit Agricole SA	(208,038)	(2,846,495)
Edenred	(60,493)	(2,311,568)
Sodexo SA	(22,149)	(2,309,979)
Vallourec SA*	(383,915)	(2,198,826)
		(13,013,911)
Germany—(1.6%)
Infineon Technologies AG	(117,579)	(2,989,936)
Jenoptik AG	(50,521)	(1,987,588)
MTU Aero Engines AG	(16,153)	(3,547,908)
Siemens Healthineers AG*	(60,370)	(2,743,772)
Zalando SE*	(65,256)	(3,432,482)
		(14,701,686)
Hong Kong—(1.1%)
Bank of East Asia Ltd., (The)	(707,400)	(2,620,977)
China Resources Beer Holdings Co. Ltd.	(584,000)	(2,487,875)
Hang Seng Bank Ltd.	(73,000)	(1,980,423)
Hong Kong & China Gas Co. Ltd.	(1,684,200)	(3,469,876)
		(10,559,151)
India—(0.3%)
State Bank of India*	(72,485)	(3,150,311)
Italy—(0.5%)
Brembo SpA	(339,419)	(4,541,095)
Japan—(4.3%)
Aozora Bank Ltd.	(73,200)	(2,585,628)
Asics Corp.	(263,700)	(3,942,137)
FamilyMart UNY Holdings Co., Ltd.	(35,000)	(3,049,684)
FANUC Corp.	(12,000)	(2,353,017)
Ito En, Ltd.	(85,200)	(3,740,351)
JINS, Inc.	(54,200)	(2,783,014)
MISUMI Group, Inc.	(129,100)	(3,326,352)
Nidec Corp.	(15,300)	(2,214,848)
Nippon Paint Holdings Co., Ltd.	(67,500)	(2,668,074)
Nippon Paper Industries Co., Ltd.	(197,600)	(3,594,735)
Olympus Corp.	(82,500)	(3,356,504)
Renesas Electronics Corp.*	(266,600)	(2,013,913)
Sharp Corp.	(91,300)	(2,165,472)
Toyo Suisan Kaisha Ltd.	(79,800)	(2,939,201)
		(40,732,930)
Mexico—(0.3%)
Kimberly-Clark de Mexico SAB de CV, Class A*	(1,738,400)	(3,060,017)
Netherlands—(0.3%)
Cimpress NV*	(21,161)	(2,962,540)

The accompanying notes are an integral part of the financial statements.

Annual Report 2018  |  61

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Norway—(0.6%)
Marine Harvest ASA	(108,596)	$(2,345,426)
Yara International ASA	(76,191)	(3,505,803)
		(5,851,229)
Singapore—(0.5%)
Golden Agri-Resources Ltd.	(7,373,600)	(1,530,843)
SATS Ltd.	(724,500)	(2,675,200)
		(4,206,043)
South Africa—(0.3%)
Mediclinic International PLC	(416,280)	(2,665,805)
Spain—(0.2%)
Bankinter SA	(245,116)	(2,178,147)
Sweden—(1.4%)
Autoliv, Inc.	(31,234)	(2,782,637)
Boliden AB	(104,827)	(2,745,082)
Epiroc AB*	(408,282)	(4,241,242)
Lundin Petroleum AB	(102,324)	(3,556,988)
		(13,325,949)
Switzerland—(2.3%)
Credit Suisse Group AG*	(349,244)	(5,229,779)
Georg Fischer AG	(2,156)	(2,821,992)
Givaudan SA	(1,217)	(2,959,686)
LafargeHolcim, Ltd.*	(83,288)	(4,051,529)
Panalpina Welttransport Holding AG	(20,559)	(3,077,330)
Temenos AG*	(20,392)	(3,680,565)
		(21,820,881)
United Kingdom—(3.5%)
Antofagasta PLC	(223,352)	(2,339,609)
ASOS PLC*	(47,015)	(3,733,168)
Bodycote PLC	(257,825)	(3,178,561)
LyondellBasell Industries NV	(30,816)	(3,475,428)
Metro Bank PLC*	(85,433)	(3,089,973)
Ocado Group PLC*	(166,266)	(2,316,676)
Pearson PLC	(351,033)	(4,174,508)
Pennon Group PLC	(278,439)	(2,775,310)
Renishaw PLC	(41,517)	(2,945,247)
Severn Trent PLC	(110,072)	(2,858,956)
Standard Chartered PLC	(237,557)	(1,936,555)
		(32,823,991)
United States—(22.5%)
2U, Inc.*	(45,022)	(4,023,166)
AAON, Inc.	(168,370)	(6,802,148)
Antero Midstream GP LP	(198,491)	(3,352,513)
Antero Resources Corp.*	(108,322)	(2,005,040)
Apache Corp.	(93,215)	(4,085,613)
Badger Meter, Inc.	(64,579)	(3,548,616)
Balchem Corp.	(29,071)	(3,223,683)
Blackbaud, Inc.	(32,398)	(3,387,859)
CarMax, Inc.*	(35,203)	(2,747,594)
Carvana Co.*	(60,025)	(3,886,019)
Chegg, Inc.*	(73,217)	(2,370,767)
Community Bank System, Inc.	(60,406)	(3,994,649)
Compass Minerals International, Inc.	(46,969)	(2,937,911)
Continental Resources, Inc.*	(83,676)	(5,518,432)
Cree, Inc.*	(83,084)	(3,997,171)
Cullen/Frost Bankers, Inc.	(24,627)	(2,730,888)
Ellie Mae, Inc.*	(42,346)	(4,461,998)
First Financial Bankshares, Inc.	(124,867)	(7,541,967)
Flowserve Corp.	(32,803)	(1,709,692)
GCP Applied Technologies, Inc.*	(114,206)	(2,877,991)
	NUMBER OF SHARES	VALUE
United States—(continued)
Glaukos Corp.*	(83,338)	$(5,697,819)
Greif, Inc.	(48,547)	(2,678,823)
HB Fuller Co.	(33,517)	(1,910,134)
Healthcare Services Group, Inc.	(95,140)	(3,920,719)
Heartland Express, Inc.	(116,408)	(2,380,544)
Hess Corp.	(35,907)	(2,417,977)
Inovalon Holdings, Inc.*	(153,487)	(1,688,357)
IPG Photonics Corp.*	(8,650)	(1,517,902)
iRobot Corp.*	(24,108)	(2,736,258)
John Bean Technologies Corp.	(20,806)	(2,461,350)
Leggett & Platt, Inc.	(62,262)	(2,829,185)
Manhattan Associates, Inc.*	(56,821)	(3,295,050)
MarketAxess Holdings, Inc.	(14,493)	(2,751,061)
Martin Marietta Materials, Inc.	(15,917)	(3,163,026)
Matador Resources Co.*	(121,216)	(3,968,612)
Mattel, Inc.	(218,974)	(3,378,769)
Medidata Solutions, Inc.*	(42,509)	(3,612,415)
MINDBODY, Inc., Class A*	(66,474)	(2,466,185)
Multi-Color Corp.	(28,986)	(1,789,886)
National Instruments Corp.	(80,536)	(3,845,594)
National Oilwell Varco, Inc.	(50,707)	(2,386,779)
Netflix, Inc.*	(5,182)	(1,905,318)
NewMarket Corp.	(9,256)	(3,712,026)
Oasis Petroleum, Inc.*	(257,926)	(3,471,684)
Power Integrations, Inc.	(47,630)	(3,493,661)
Prosperity Bancshares, Inc.	(39,600)	(2,963,664)
Public Storage	(14,546)	(3,092,189)
Pure Storage, Inc.*	(137,113)	(3,680,113)
Quaker Chemical Corp.	(26,688)	(4,807,576)
Range Resources Corp.	(183,015)	(3,005,106)
RLI Corp.	(66,473)	(5,116,427)
Rollins, Inc.	(49,449)	(2,970,896)
SiteOne Landscape Supply, Inc.*	(32,852)	(2,968,835)
Tesla, Inc.*	(23,561)	(7,107,411)
TransDigm Group, Inc.	(9,326)	(3,264,100)
Ultimate Software Group Inc. (The)*	(10,322)	(3,196,414)
Under Armour, Inc., Class A*	(106,623)	(2,180,440)
Wabtec Corp.	(29,723)	(3,219,595)
Wayfair, Inc. Class A*	(37,597)	(5,081,987)
Westamerica Bancorporation	(44,484)	(2,848,311)
Workday, Inc., Class A*	(26,732)	(4,131,163)
Zendesk, Inc.*	(30,234)	(2,082,820)
		(210,399,898)
TOTAL COMMON STOCKS (Proceeds $(402,357,927))		(431,667,599)
TOTAL SECURITIES SOLD SHORT—46.0%) (Proceeds $(402,357,927))		(431,667,599)

The accompanying notes are an integral part of the financial statements.

62  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (continued)

	NUMBER OF CONTRACTS	NUMBER OF SHARES	VALUE
OPTIONS WRITTEN††—(0.2%)
Call Options Written—(0.2%)
American International Group, Inc.
Expiration: 01/18/2019, Exercise Price: 50.00	(1,028)	(5,465,876)	$(414,284)
Chubb Ltd.
Expiration: 02/15/2019, Exercise Price: 130.00	(615)	(8,317,260)	(562,725)
Flex Ltd.
Expiration: 01/18/2019, Exercise Price: 15.00	(5,710)	(7,874,090)	(245,530)
Northrop Grumman Corp.
Expiration: 01/18/2019, Exercise Price: 300.00	(152)	(4,537,048)	(221,920)
Oracle Corp.
Expiration: 12/21/2018, Exercise Price: 50.00	(1,915)	(9,303,070)	(335,125)
TOTAL CALL OPTIONS WRITTEN (Premiums received $(2,203,545))			(1,779,584)
TOTAL OPTIONS WRITTEN (Premiums received $(2,203,545))			(1,779,584)
OTHER ASSETS IN EXCESS OF LIABILITIES—46.6%			436,854,677
NET ASSETS—100.0%			$937,223,583

PLC	— Public Limited Company
SP ADR	— Sponsored American Depositary Receipt
*	— Non-income producing.
(a)	— Seven-day yield as of August 31, 2018.
†	— Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
#	— Security segregated as collateral for options written.
††	— Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

Annual Report 2018  |  63

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at August 31, 2018, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Short
Indonesia
Unilever Indonesia TBK PT	Macquarie	9/19/2018	1.91%	Monthly	(1,235,100)	$(3,675,320)	$(67,226)
Poland
KGHM Polska Miedz	Goldman Sachs	9/15/2020	1.92	Monthly	(116,352)	(2,846,583)	(139,727)
South Korea
Celltrion Inc.	Goldman Sachs	9/15/2020	1.92	Monthly	(17,772)	(4,314,366)	(55,569)
LG Chem Ltd.	Goldman Sachs	12/31/2021	1.92	Monthly	(9,899)	(3,251,821)	(29,904)
Samsung BioLogics	Goldman Sachs	9/15/2020	1.92	Monthly	(7,080)	(2,944,984)	(71,729)
						(10,511,171)	(157,202)
Taiwan
Cheng Shin Rubber	Goldman Sachs	9/15/2020	1.92	Monthly	(2,059,000)	(3,145,092)	35,834
Total Short						(20,178,166)	(328,321)
Net unrealized gain/(loss) on Contracts For Difference							$(328,321)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2018 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Australia	$6,573,582	$—	$6,573,582	$—
Bermuda	12,500,931	12,500,931	—	—
Canada	9,715,329	9,715,329	—	—
Denmark	10,269,517	—	10,269,517	—
France	41,449,033	—	41,449,033	—
Germany	3,262,759	—	3,262,759	—
Hong Kong	8,064,602	—	8,064,602	—
Ireland	19,023,710	—	19,023,710	—
Japan	94,658,097	—	94,658,097	—
Luxembourg	2,885,368	2,885,368	—	—
Mexico	7,095,466	7,095,466	—	—
Netherlands	9,679,608	—	9,679,608	—
Singapore	8,617,523	8,617,523	—	—
South Korea	14,875,442	2,456,813	12,418,629	—
Switzerland	39,676,996	—	39,676,996	—
United Kingdom	55,154,788	15,022,156	40,132,632	—
United States	581,662,639	581,662,639	—	—
Preferred Stock
Germany	6,359,401	—	6,359,401	—
Short-Term Investments	2,291,298	2,291,298	—	—
Contracts For Difference
Equity Contracts	35,834	—	35,834	—
Total Assets	$933,851,923	$642,247,523	$291,604,400	$—

The accompanying notes are an integral part of the financial statements.

64  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (concluded)

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Securities Sold Short
Argentina	$(3,096,071)	$(3,096,071)	$—	$—
Australia	(8,951,815)	—	(8,951,815)	—
Canada	(15,327,703)	(15,327,703)	—	—
Chile	(6,100,459)	(6,100,459)	—	—
China	(4,656,764)	(3,195,246)	(1,461,518)	—
Denmark	(3,191,174)	—	(3,191,174)	—
Finland	(4,350,029)	—	(4,350,029)	—
France	(13,013,911)	—	(13,013,911)	—
Germany	(14,701,686)	(2,743,772)	(11,957,914)	—
Hong Kong	(10,559,151)	—	(10,559,151)	—
India	(3,150,311)	—	(3,150,311)	—
Italy	(4,541,095)	—	(4,541,095)	—
Japan	(40,732,930)	—	(40,732,930)	—
Mexico	(3,060,017)	(3,060,017)	—	—
Netherlands	(2,962,540)	(2,962,540)	—	—
Norway	(5,851,229)	—	(5,851,229)	—
Singapore	(4,206,043)	—	(4,206,043)	—
South Africa	(2,665,805)	—	(2,665,805)	—
Spain	(2,178,147)	—	(2,178,147)	—
Sweden	(13,325,949)	(7,023,879)	(6,302,070)	—
Switzerland	(21,820,881)	—	(21,820,881)	—
United Kingdom	(32,823,991)	(3,475,428)	(29,348,563)	—
United States	(210,399,898)	(210,399,898)	—	—
Options Written
Equity Contracts	(1,779,584)	(1,312,134)	(467,450)	—
Contracts For Difference
Equity Contracts	(364,155)	—	(364,155)	—
Total Liabilities	$(433,811,338)	$(258,697,147)	$(175,114,191)	$—

The accompanying notes are an integral part of the financial statements.

Annual Report 2018  |  65

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
LONG POSITIONS—94.5%
COMMON STOCKS—57.9%
Argentina—0.6%
Banco Macro SA - ADR	1,332	$58,129
Grupo Financiero Galicia SA - ADR	2,692	60,570
Grupo Supervielle SA - SP ADR	3,136	21,450
Pampa Energia SA - SP ADR*	2,980	90,711
YPF SA - SP ADR†	7,965	120,510
		351,370
Australia—0.3%
Syrah Resources Ltd.*	80,525	147,157
Belgium—1.8%
Anheuser-Busch InBev SA - SP ADR	11,260	1,049,770
Brazil—4.3%
Ambev SA	124,800	578,791
BK Brasil Operacao e Assessoria a Restaurantes SA*	107,018	379,664
Cia de Saneamento Basico do Estado de Sao Paulo	15,000	89,269
Localiza Rent a Car SA	59,300	315,492
Minerva SA*	297,300	428,458
Qualicorp SA	133,400	515,835
Transmissora Alianca de Energia Eletrica SA	15,100	74,701
Tupy SA	25,300	147,895
		2,530,105
Canada—0.8%
Ivanhoe Mines Ltd., Class A*	57,558	102,325
Lundin Mining Corp.	71,807	342,253
		444,578
China—9.6%
Alibaba Group Holding Ltd. - SP ADR*	10,954	1,917,060
BEST, Inc. - ADR*	8,659	64,423
China Construction Bank Corp., Class H	263,000	231,634
China Meidong Auto Holdings Ltd.	992,000	437,535
Country Garden Holdings Co. Ltd.	81,000	120,755
Fosun International Ltd.	159,500	288,986
Industrial & Commercial Bank of China Ltd.	242,000	178,741
Momo, Inc. - SP ADR*	6,675	308,986
Ping An Insurance Group Co. of China Ltd., Class H	24,500	236,323
Tencent Holdings Ltd.	7,300	313,806
Tencent Holdings Ltd. - ADR	10,225	441,106
West China Cement Ltd.	2,014,000	372,367
Yangzijiang Shipbuilding Holdings Ltd.	143,800	112,133
YY, Inc. - ADR*	4,293	328,114
Zhongsheng Group Holdings Ltd.	89,000	195,432
ZTO Express Cayman, Inc. - ADR	3,598	66,419
		5,613,820
Hong Kong—4.2%
China Mobile Ltd. - SP ADR	20,109	965,031
Galaxy Entertainment Group Ltd.	16,000	118,513
K Wah International Holdings Ltd.	520,000	286,431
Melco Resorts & Entertainment Ltd. - ADR	20,625	492,525
Swire Pacific Ltd.	28,500	322,554
	NUMBER OF SHARES	VALUE
Hong Kong—(continued)
Xinyi Glass Holdings Ltd.	224,000	$280,027
		2,465,081
Hungary—0.9%
OTP Bank PLC	10,280	378,215
Waberer’s International Nyrt*	13,850	127,962
		506,177
India—4.1%
Bharti Airtel Ltd.	34,624	187,599
Dilip Buildcon Ltd.	11,790	139,526
Dish TV India Ltd.*	703,154	675,309
Graphite India Ltd.	3,643	52,172
Gujarat State Petronet Ltd.	103,250	280,693
HEG Ltd.	1,230	73,698
Infosys Ltd.	25,501	518,356
NIIT Technologies	4,410	87,614
Tata Consultancy Services Ltd.	6,509	190,856
Westlife Development Ltd.*	11,371	63,553
Yes Bank Ltd.	30,179	146,535
		2,415,911
Indonesia—0.8%
Bank Danamon Indonesia Tbk PT	432,800	199,816
Bank Rakyat Indonesia Persero Tbk PT	859,700	185,752
Bukit Asam Tbk PT	260,100	71,531
		457,099
Israel—0.1%
Plus500 Ltd.	3,266	65,248
Luxembourg—1.0%
Adecoagro SA*	73,104	585,563
Malaysia—0.3%
Astro Malaysia Holdings Bhd	136,800	57,922
Malaysia Airports Holdings Bhd	43,300	98,517
		156,439
Mexico—3.7%
Alfa SAB de CV	76,200	100,389
Alpek SAB de CV	170,100	250,539
Bolsa Mexicana de Valores SAB de CV	162,500	327,292
CFE Capital S de RL de CV	102,354	92,575
Concentradora Fibra Danhos SA de CV	61,000	101,085
Concentradora Hipotecaria SAPI de CV	61,600	57,037
Credito Real SAB de CV SOFOM ER	165,000	213,405
Macquarie Mexico Real Estate Management SA de CV*	91,400	100,512
Mexichem SAB de CV	104,300	351,957
Nemak SAB de CV	124,700	103,845
Vista Oil & Gas SAB de CV*	41,729	360,387
Wal-Mart de Mexico SAB de CV	33,000	91,373
		2,150,396
Netherlands—0.6%
DP Eurasia NV*	151,143	176,354
Heineken Holding NV	1,826	174,225
		350,579
Philippines—0.7%
Melco Resorts And Entertainment
Philippines Corp.*	3,022,900	385,580
Portugal—0.6%
Jeronimo Martins SGPS SA	24,018	359,403

The accompanying notes are an integral part of the financial statements.

66  |  Annual report 2018

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Russia—3.2%
Gazprom Neft PJSC	50,010	$249,031
Lukoil PJSC - SP ADR	6,442	444,885
Mobile TeleSystems PJSC - SP ADR	19,834	153,714
Moscow Exchange MICEX-RTS PJSC	195,950	284,615
Sberbank of Russia PJSC - SP ADR	69,721	761,353
		1,893,598
Singapore—0.5%
United Overseas Bank Ltd.	7,600	149,785
Venture Corp Ltd.	8,600	113,539
		263,324
South Africa—4.6%
Absa Group Ltd.	7,055	78,029
Adcock Ingram Holdings Ltd.	83,191	403,416
Barloworld Ltd.	22,983	195,471
Clover Industries Ltd.	255,439	297,245
Fortress REIT Ltd.	103,825	116,502
Naspers Ltd., Class N	5,703	1,266,384
Telkom SA SOC Ltd.	79,450	271,852
Vukile Property Fund Ltd.	54,572	74,644
		2,703,543
South Korea—5.8%
Daelim Industrial Co. Ltd.	1,005	73,934
DGB Financial Group, Inc.	32,530	299,486
Hanwha Corp.	12,890	368,837
Hyundai Mobis Co. Ltd.	1,577	317,341
Industrial Bank of Korea	10,910	146,042
KB Financial Group, Inc.	7,990	369,422
Kia Motors Corp.	4,150	119,512
KT Corp. - SP ADR†	43,926	606,618
LG Uplus Corp.	8,200	115,620
Lotte Chemical Corp.	1,022	290,124
LS Industrial Systems Co. Ltd.	3,120	200,419
Meritz Fire & Marine Insurance Co. Ltd.	6,870	112,626
NCSoft Corp.	289	100,571
SFA Engineering Corp.	2,648	90,851
SK Holdings Co. Ltd.	650	153,628
		3,365,031
Switzerland—0.8%
Glencore PLC*	120,773	492,036
Taiwan—1.0%
Acer, Inc.*	89,000	74,579
Hon Hai Precision Industry Co., Ltd.*	55,000	144,487
Pegatron Corp.	136,000	293,131
TaiDoc Technology Corp.	14,000	78,928
		591,125
Thailand-0.4%
Krungthai Card PCL	94,000	91,227
Tisco Financial Group PCL	48,200	120,796
		212,023
Turkey—0.7%
Mavi Giyim Sanayi Ve Ticaret AS, Class B	71,045	274,066
Turk Traktor ve Ziraat Makineleri AS	18,672	129,533
		403,599
United Arab Emirates—1.1%
Abu Dhabi Commercial Bank PJSC	179,320	346,616
Emaar Malls PJSC	539,802	293,917
		640,533
	NUMBER OF SHARES	VALUE
United Kingdom—2.1%
Atrium European Real Estate Ltd.*	39,543	$176,255
Cairn Energy PLC*	98,865	306,916
Petra Diamonds Ltd.*	667,909	297,699
Rio Tinto PLC	8,896	422,491
		1,203,361
United States—3.3%
Air Lease Corp.	18,719	865,005
Freeport-McMoRan, Inc.	3,782	53,137
Lam Research Corp.	863	149,377
Liberty Latin America Ltd., Class C*†	22,147	434,747
Micron Technology, Inc.*	2,595	136,289
Philip Morris International, Inc.	3,908	304,394
		1,942,949
TOTAL COMMON STOCKS (Cost $36,630,286)		33,745,398
PREFERRED STOCKS—3.7%
Brazil—0.6%
Banco do Estado do Rio Grande do Sul SA, 7.337%	14,600	52,907
Itau Unibanco Holding SA, 7.918%	26,300	273,842
		326,749
Russia—0.2%
Sberbank of Russia PJSC, 7.669%	62,000	147,109
South Korea—2.9%
Samsung Electronics Co., Ltd., 3.250%	47,082	1,677,593
TOTAL PREFERRED STOCKS (Cost $1,896,125)		2,151,451
WARRANTS—0.0%
Mexico—0.0%
Vista Oil & Gas SAB de CV*‡	13,133	2,681
TOTAL WARRANTS (Cost $0)		2,681
SHORT-TERM INVESTMENTS—32.9%
Morgan Stanley Institutional Liquidity Funds – Treasury Portfolio, 1.85%(a)	19,150,354	19,150,354
TOTAL SHORT-TERM INVESTMENTS (Cost $19,150,354)		19,150,354
TOTAL INVESTMENTS—94.5% (Cost $57,676,765)		55,049,884
OTHER ASSETS IN EXCESS OF LIABILITIES—5.5%		3,195,188
NET ASSETS—100.0%		$58,245,072

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
NVDR	—	Non-Voting Depository Receipt
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
(a)	—	Seven-day yield as of August 31, 2018.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short or contract for differences.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2018, these securities amounted to $2,681 or 0.0% of net assets.

The accompanying notes are an integral part of the financial statements.

ANNUAL REPORT 2018  |  67

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at August 31, 2018, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Long
Brazil
Mahle Metal Leve SA	Goldman Sachs	09/15/2020	2.07%	Monthly	10,600	$65,660	$(5,802)
China
Agricultural Bank of China	Goldman Sachs	09/15/2020	1.45	Monthly	921,000	446,295	11,949
Anhui Conch Cement	Goldman Sachs	09/15/2020	2.07	Monthly	32,900	179,223	4,364
Baidu Inc. - SP ADR	Goldman Sachs	12/31/2021	2.07	Monthly	4,852	1,098,881	12,339
China Comm Service	Goldman Sachs	09/15/2020	1.45	Monthly	124,000	102,733	9,800
China International Travel	Goldman Sachs	09/15/2020	2.07	Monthly	7,300	67,756	2,128
China Lesso Group	Goldman Sachs	09/15/2020	1.45	Monthly	407,000	234,879	3,510
China National, Class H	Goldman Sachs	09/15/2020	1.45	Monthly	170,000	159,293	(12,751)
China Telecom Corp. Ltd., Class H	Goldman Sachs	12/31/2021	1.45	Monthly	1,218,000	572,829	(12,241)
China Vanke Co., Class H	Goldman Sachs	09/15/2020	1.45	Monthly	35,100	121,776	12,055
Daqin Railway Co., Ltd.	Goldman Sachs	09/15/2020	2.07	Monthly	61,000	77,123	(2,923)
Dongfeng Motor	Goldman Sachs	09/15/2020	1.45	Monthly	60,000	67,073	7,958
Henan Shuang Inv.	Goldman Sachs	09/15/2020	2.07	Monthly	96,100	327,388	8,990
Huayu Automotive	Goldman Sachs	09/15/2020	2.07	Monthly	35,800	107,296	1,054
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	Goldman Sachs	09/15/2020	2.07	Monthly	37,600	635,376	10,180
Kweichow Moutai	Goldman Sachs	09/15/2020	2.07	Monthly	8,200	791,788	(14,153)
Qingdao Haier Co., Ltd.	Goldman Sachs	09/15/2020	2.07	Monthly	48,400	105,758	(5,398)
Shanghai Haohai Biological
Technology Co., Ltd., Class H	Goldman Sachs	12/31/2021	1.45	Monthly	51,500	385,385	17,462
Shenzhen Overseas	Goldman Sachs	09/15/2020	2.07	Monthly	78,600	72,362	(1,439)
SINOPEC Engineering	Goldman Sachs	09/15/2020	1.45	Monthly	322,000	335,789	42,749
Suning.com	Goldman Sachs	09/15/2020	2.07	Monthly	31,900	57,905	1,075
TCL Electronics	Goldman Sachs	09/15/2020	1.45	Monthly	153,000	74,332	5,493
Tencent Holdings Ltd.	Goldman Sachs	12/31/2021	1.45	Monthly	42,100	1,809,760	(71,586)
Wangfujing Group	Goldman Sachs	09/15/2020	2.07	Monthly	28,200	66,501	(614)
Weichai Power Co.	Goldman Sachs	09/15/2020	1.45	Monthly	135,000	143,176	(5,840)
Wuliangye Yibin Co., Ltd., Class A	Goldman Sachs	09/15/2020	2.07	Monthly	101,300	920,194	(33,642)
						8,960,871	(9,481)
Egypt
Commercial International Bank Egypt SAE	Goldman Sachs	12/31/2021	2.06	Monthly	27,797	136,663	8,341
Hong Kong
AIA Group Ltd.	Goldman Sachs	09/15/2020	1.45	Monthly	31,800	274,569	(2,267)
China South City	Goldman Sachs	09/15/2020	1.45	Monthly	372,000	65,458	26
Haier Electronics Group Co. Ltd.	Goldman Sachs	09/15/2020	1.45	Monthly	115,000	299,903	(7,913)
Hysan Development NPV	Goldman Sachs	09/15/2020	1.45	Monthly	14,000	71,838	(272)
Link Real Estate I NPV	Goldman Sachs	09/15/2020	1.45	Monthly	21,500	214,298	2,193
Tianneng Power International Ltd.	Goldman Sachs	09/15/2020	1.45	Monthly	54,000	67,121	(1,155)
WH Group Ltd.	Goldman Sachs	09/15/2020	1.44	Monthly	228,000	172,192	(5,469)
Wharf Real Estate	Goldman Sachs	09/15/2020	1.48	Monthly	35,000	232,220	8
						1,397,599	(14,849)
Israel
Gazit Globe Ltd.	Goldman Sachs	09/15/2020	0.10	Monthly	46,228	424,385	(2,170)
Tamar Petroleum Ltd. NPV	Goldman Sachs	09/15/2020	0.10	Monthly	147,152	733,636	34,909
						1,158,021	32,739
Japan
Suzuki Motor Co.	Goldman Sachs	09/15/2020	-0.08	Monthly	2,700	175,529	(6,006)
Mexico
Grupo GicSA SA de CV	Goldman Sachs	12/31/2021	2.07	Monthly	1,134,100	532,465	(35,970)
South Africa
Massmart Holdings	Goldman Sachs	09/15/2020	6.74	Monthly	8,533	64,315	(2,735)
Pick’n Pay Stores Ltd.	Goldman Sachs	09/15/2020	6.74	Monthly	16,867	83,216	(259)
						147,531	(2,994)

The accompanying notes are an integral part of the financial statements.

68  |  ANNUAL REPORT 2018

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
South Korea
Bnk Financial Group	Goldman Sachs	09/15/2020	2.07	Monthly	44,200	$331,302	$3,951
Eugene Technology	Goldman Sachs	09/15/2020	2.07	Monthly	12,318	176,561	5,846
FILA Korea Ltd.	Goldman Sachs	09/15/2020	2.07	Monthly	4,178	156,629	5,394
Hana Financial Group, Inc.	Goldman Sachs	12/31/2021	2.07	Monthly	15,100	579,022	(11,882)
Handsome Corp.	Goldman Sachs	09/15/2020	2.07	Monthly	2,250	78,628	1,896
KGInicis Co. Ltd.	Goldman Sachs	09/15/2020	2.07	Monthly	4,395	73,200	2,060
Kiwoom Securities	Goldman Sachs	09/15/2020	2.07	Monthly	1,912	158,184	4,949
KT Corp.	Goldman Sachs	12/31/2021	2.07	Monthly	2,504	65,007	1,511
LS Corp.	Goldman Sachs	09/15/2020	2.07	Monthly	908	54,780	(1,941)
Samsung Electronics Co., Ltd.	Goldman Sachs	12/31/2021	2.07	Monthly	39,003	1,695,486	132,562
SK Hynix Inc.	Goldman Sachs	09/15/2020	2.07	Monthly	4,720	352,016	21,022
						3,720,815	165,368
Taiwan
Arcadyan Technology	Goldman Sachs	09/15/2020	2.07	Monthly	33,000	64,606	(1,913)
Chlitina Holding	Goldman Sachs	09/15/2020	2.07	Monthly	7,000	62,646	2,249
Giga-byte Tech	Goldman Sachs	09/15/2020	2.07	Monthly	40,000	68,251	486
Taiwan Semiconductor Manufacturing Co., Ltd.	Goldman Sachs	12/31/2021	2.07	Monthly	215,251	1,803,522	113,472
Yageo Corp.	Goldman Sachs	09/15/2020	2.07	Monthly	3,000	68,355	2,738
						2,067,380	117,032
Turkey
Yatas	Goldman Sachs	09/15/2020	2.07	Monthly	221,392	126,277	(17,150)
United Kingdom
Georgia Capital	Goldman Sachs	09/15/2020	0.72	Monthly	34,463	458,768	(3,789)
Georgia Healthcare Group PLC	Goldman Sachs	12/31/2021	0.72	Monthly	18,888	56,127	(7,262)
Petra Diamonds Ltd.	Goldman Sachs	12/31/2021	0.72	Monthly	369,376	164,637	(10,156)
TBC Bank Group PLC	Goldman Sachs	09/15/2020	0.72	Monthly	15,663	325,867	(7,730)
						1,005,399	(28,937)
Total Long						19,494,210	202,291
Short
Brazil
Raia Drogasil SA	Goldman Sachs	09/15/2020	1.92%	Monthly	(9,200)	$(174,396)	$(5,269)
Canada
Franco Nevada Corp. Com.	Goldman Sachs	09/15/2020	1.48	Monthly	(4,558)	(291,363)	12,545
Chile
Sociedad Quimica Mineral	Goldman Sachs	09/15/2020	1.92	Monthly	(7,782)	(331,591)	15,085
China
China Life Insurance Co., Ltd., Class H	Goldman Sachs	12/31/2021	0.84	Monthly	(89,000)	(201,568)	9,786
China Modern Dairy	Goldman Sachs	09/15/2020	0.84	Monthly	(163,000)	(24,945)	(76)
China Pacific Insurance Group, Ltd., Class H	Goldman Sachs	12/31/2021	0.84	Monthly	(51,400)	(191,815)	8,240
Cosco Shipping Holdings Co., Ltd.	Goldman Sachs	09/15/2020	0.84	Monthly	(469,500)	(195,793)	(513)
Dongfang Electric Corp. Ltd., Class H	Goldman Sachs	12/31/2021	0.84	Monthly	(524,600)	(290,985)	8,271
Huadian Power International Corp. Ltd., Class H	Goldman Sachs	12/31/2021	0.84	Monthly	(912,000)	(339,314)	24,010
Huaneng Power International Inc., Class H	Goldman Sachs	12/31/2021	0.84	Monthly	(414,000)	(266,089)	10,292
Maanshan Iron & Steel	Goldman Sachs	09/15/2020	0.84	Monthly	(614,000)	(321,985)	(5,253)
New China Life Insurance Co., Ltd., Class H	Goldman Sachs	12/31/2021	0.84	Monthly	(41,500)	(188,223)	(5,550)
Parkson Retail Group Ltd.	Goldman Sachs	12/31/2021	0.84	Monthly	(1,269,000)	(137,539)	11,163
Pinduoduo Inc. - SP ADR	Goldman Sachs	09/15/2020	1.92	Monthly	(8,180)	(158,283)	(4,973)
Semiconductor Manufacturing Co., Ltd.	Goldman Sachs	12/31/2020	0.84	Monthly	(131,000)	(154,278)	(6,720)
Shanhai Electric, Class H	Goldman Sachs	09/15/2020	0.84	Monthly	(1,176,000)	(368,713)	(10,916)
Tian Ge Interactive Holdings Ltd.	Goldman Sachs	12/31/2021	0.84	Monthly	(375,000)	(249,050)	(9,287)

The accompanying notes are an integral part of the financial statements.

ANNUAL REPORT 2018  |  69

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Tsingtao Brewery Co., Ltd., Class H	Goldman Sachs	12/31/2021	0.84	Monthly	(54,000)	$(256,806)	$(1,569)
Zhaojin Mining	Goldman Sachs	09/15/2020	0.84	Monthly	(199,500)	(155,604)	1,510
Zhaojin Mining	Morgan Stanley	09/15/2020	0.63	Monthly	(43,500)	(33,928)	(48)
						(3,534,918)	28,367
France
Edenred	Goldman Sachs	09/15/2020	-0.36	Monthly	(5,795)	(221,439)	11,714
Hong Kong
Bank Of East Asia Ltd. (The)	Goldman Sachs	12/31/2021	0.84	Monthly	(57,109)	(211,594)	(4,234)
China Power International	Goldman Sachs	09/15/2020	0.84	Monthly	(1,563,000)	(340,778)	11,550
China Resources Beer Holdings Co., Ltd.	Goldman Sachs	12/31/2021	0.84	Monthly	(88,000)	(374,885)	18,074
China Taiping Insurance Holdings Co., Ltd.	Goldman Sachs	12/31/2021	0.84	Monthly	(82,800)	(263,065)	4,350
Fullshare Holdings	Goldman Sachs	09/15/2020	0.84	Monthly	(757,500)	(303,048)	(10,281)
HK Electric Investments & HK Electric Investments Ltd.	Goldman Sachs	12/31/2021	0.84	Monthly	(410,000)	(414,244)	(48)
Hong Kong & China Gas Co., Ltd.	Goldman Sachs	12/31/2021	0.84	Monthly	(114,320)	(235,528)	(5,116)
Lee & Man Paper	Goldman Sachs	09/15/2020	0.84	Monthly	(205,000)	(196,697)	(2,300)
Nine Dragons Paper	Goldman Sachs	09/15/2020	0.84	Monthly	(118,000)	(134,000)	6,864
						(2,473,839)	18,859
India
Dr. Reddys Labs Ltd.	Goldman Sachs	09/15/2020	1.92	Monthly	(10,401)	(365,491)	(4,886)
State Bank of India	Goldman Sachs	09/15/2020	1.92	Monthly	(4,113)	(178,758)	1,055
						(544,249)	(3,831)
Indonesia
Jasa Marga	Macquarie	09/18/2018	1.92	Monthly	(620,900)	(191,114)	8,162
Unilever Indonesia TBK PT	Macquarie	09/19/2018	1.92	Monthly	(121,600)	(361,848)	(6,729)
						(552,962)	1,433
Italy
Prada S.P.A.	Goldman Sachs	12/31/2021	0.84	Monthly	(27,800)	(125,530)	3,037
Malaysia
Gamuda Berhad	Morgan Stanley	09/15/2020	1.92	Monthly	(130,100)	(117,052)	3,245
Maxis Bhd	Morgan Stanley	09/15/2020	1.92	Monthly	(199,700)	(280,438)	159
MISC Berhad	Morgan Stanley	09/15/2020	1.92	Monthly	(54,100)	(77,984)	1,020
PPB Group Berhad	Morgan Stanley	09/15/2020	1.92	Monthly	(45,180)	(184,700)	(41)
Telekom Malaysia Berhad	Morgan Stanley	09/15/2020	1.92	Monthly	(85,300)	(68,650)	6,434
						(728,824)	10,817
Mexico
El Puerto de Liver	Goldman Sachs	09/15/2020	1.92	Monthly	(58,300)	(411,467)	11,304
Fresnillo PLC	Goldman Sachs	12/31/2021	0.70	Monthly	(9,641)	(112,214)	2,447
Grupo Carso SAB de CV	Goldman Sachs	09/15/2020	1.92	Monthly	(34,100)	(126,635)	4,171
Grupo Televisa SAB - SP ADR	Goldman Sachs	09/15/2020	1.92	Monthly	(4,857)	(87,474)	2,018
Hoteles City Express SAB	Goldman Sachs	09/15/2020	1.92	Monthly	(76,000)	(91,056)	(1,835)
Kimberly-Clark MXC	Goldman Sachs	09/15/2020	1.92	Monthly	(129,000)	(227,072)	726
Regional SAB de CV	Morgan Stanley	09/15/2020	1.91	Monthly	(27,500)	(168,524)	946
Telesites SAB CV	Goldman Sachs	09/15/2020	1.92	Monthly	(286,500)	(224,788)	(4,631)
						(1,449,230)	15,146
Norway
Yara International	Goldman Sachs	09/15/2020	0.49	Monthly	(8,853)	(407,356)	(13,314)
Philippines
BDO Unibank Inc.	Macquarie	09/15/2020	1.92	Monthly	(119,780)	(291,622)	(8,826)
Poland
KGHM Polska Miedz	Goldman Sachs	09/15/2020	1.92	Monthly	(7,539)	(184,444)	(8,951)
Orange Polska SA	Goldman Sachs	09/15/2020	1.92	Monthly	(60,684)	(79,653)	(831)
						(264,097)	(9,782)

The accompanying notes are an integral part of the financial statements.

70  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Singapore
Golden Agri-Resources	Goldman Sachs	09/15/2020	1.46	Monthly	(1,145,100)	$(237,736)	$(7,148)
Sats Ltd. NPV	Goldman Sachs	09/15/2020	1.46	Monthly	(92,700)	(342,293)	2,552
SembCorp. Marine Ltd.	Morgan Stanley	12/31/2021	1.41	Monthly	(197,100)	(241,032)	2,353
Singapore Press Holdings Ltd.	Goldman Sachs	09/15/2020	1.46	Monthly	(79,400)	(162,045)	2,480
						(983,106)	237
South Africa
MTN Group Ltd.	Goldman Sachs	09/15/2020	6.35	Monthly	(42,657)	(258,277)	40,434
South Korea
Amorepacific Group	Goldman Sachs	09/15/2020	1.92	Monthly	(3,377)	(292,409)	(2,525)
Celltrion Health	Macquarie	09/19/2018	1.92	Monthly	(2,471)	(200,794)	5,945
Celltrion Inc.	Goldman Sachs	09/15/2020	1.92	Monthly	(669)	(162,408)	(2,092)
CJ CGV Co., Ltd.	Morgan Stanley	09/15/2020	1.92	Monthly	(2,199)	(104,659)	(2,076)
Doosan Heavy Industries & Construction	Goldman Sachs	09/15/2020	1.92	Monthly	(14,870)	(188,887)	8,455
Hanwha Aerospace	Morgan Stanley	09/15/2020	1.92	Monthly	(3,580)	(80,388)	(3,311)
Hyundai Motor Co.	Morgan Stanley	09/15/2020	1.92	Monthly	(1,846)	(207,303)	(1,284)
Kakao Corp.	Goldman Sachs	12/31/2021	1.92	Monthly	(1,123)	(126,012)	(1,528)
LG Display Co., Ltd.	Goldman Sachs	09/15/2020	1.92	Monthly	(2,960)	(56,430)	5,107
Lotte Confect	Morgan Stanley	09/15/2020	1.92	Monthly	(1,578)	(68,323)	712
Paradise Co. Ltd.	Morgan Stanley	12/31/2021	1.92	Monthly	(18,760)	(340,982)	2,230
Samsung BioLogics	Goldman Sachs	09/15/2020	1.92	Monthly	(709)	(294,915)	(6,855)
SK Networks Co. Ltd.	Morgan Stanley	09/15/2020	1.92	Monthly	(16,756)	(67,412)	1,661
						(2,190,922)	4,439
Switzerland
Cie Financiere Richemont SA	Goldman Sachs	09/15/2020	6.35	Monthly	(17,361)	(154,250)	(5,468)
Taiwan
AU Optronics Corp.	Goldman Sachs	09/15/2020	1.92	Monthly	(741,000)	(321,424)	(6,801)
Casetek Holdings	Goldman Sachs	09/15/2020	1.92	Monthly	(34,000)	(66,140)	(4,975)
Cheng Shin Rubber	Goldman Sachs	09/15/2020	1.92	Monthly	(226,000)	(345,212)	3,933
China Airlines	Goldman Sachs	09/15/2020	1.92	Monthly	(389,000)	(119,247)	(1,755)
Eclat Textile Co., Ltd.	Goldman Sachs	12/31/2021	1.92	Monthly	(28,500)	(345,916)	22,720
Feng Tay Enterprise	Goldman Sachs	09/15/2020	1.92	Monthly	(67,000)	(406,375)	1,405
Ginko International	Goldman Sachs	09/15/2020	1.92	Monthly	(22,000)	(148,263)	(15,194)
Innolux Corp.	Goldman Sachs	09/15/2020	1.92	Monthly	(734,000)	(273,669)	(4,919)
Nien Made Enterprise Co., Ltd.	Goldman Sachs	09/15/2020	1.92	Monthly	(43,000)	(333,505)	16,354
United Microelectronics Corp. - SP ADR	Goldman Sachs	09/15/2020	1.92	Monthly	(105,305)	(293,801)	8,448
						(2,653,552)	19,216
Thailand
Airports of Thailand PCL	Morgan Stanley	09/15/2020	1.92	Monthly	(126,400)	(257,784)	(4,729)
United Kingdom
Antofagasta PLC	Goldman Sachs	12/31/2021	0.70	Monthly	(14,204)	(148,787)	1,674
Total Short						(18,038,094)	131,784
Net unrealized gain/(loss) on Contracts For Difference							$334,075

The accompanying notes are an integral part of the financial statements.

Annual Report 2018  |  71

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2018 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Argentina	$351,370	$351,370	$—	$—
Australia	147,157	—	147,157	—
Belgium	1,049,770	1,049,770	—	—
Brazil	2,530,105	2,530,105	—	—
Canada	444,578	444,578	—	—
China	5,613,820	3,126,108	2,487,712	—
Hong Kong	2,465,081	1,457,556	1,007,525	—
Hungary	506,177	127,962	378,215	—
India	2,415,911	—	2,415,911	—
Indonesia	457,099	—	457,099	—
Israel	65,248	—	65,248	—
Luxembourg	585,563	585,563	—	—
Malaysia	156,439	156,439	—	—
Mexico	2,150,396	1,790,009	360,387	—
Netherlands	350,579	176,354	174,225	—
Philippines	385,580	385,580	—	—
Portugal	359,403	—	359,403	—
Russia	1,893,598	1,359,952	533,646	—
Singapore	263,324	—	263,324	—
South Africa	2,703,543	775,305	1,928,238	—
South Korea	3,365,031	923,959	2,441,072	—
Switzerland	492,036	—	492,036	—
Taiwan	591,125	—	591,125	—
Thailand	212,023	—	212,023	—
Turkey	403,599	—	403,599	—
United Arab Emirates	640,533	640,533	—	—
United Kingdom	1,203,361	473,954	729,407	—
United States	1,942,949	1,942,949	—	—
Preferred Stock
Brazil	326,749	326,749	—	—
Russia	147,109	—	147,109	—
South Korea	1,677,593	—	1,677,593	—
Warrants	2,681	—	—	2,681
Short-Term Investments	19,150,354	19,150,354	—	—
Contracts For Difference
Equity Contracts	819,358	—	819,358	—
Total Assets	$55,869,242	$37,775,149	$18,091,412	$2,681

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Contracts For Difference
Equity Contracts	$(485,283)	$—	$(485,283)	$—
Total Liabilities	$(485,283)	$—	$(485,283)	$—

The accompanying notes are an integral part of the financial statements.

72  |  Annual report 2018

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—81.1%
Argentina—0.6%
Banco Macro SA - ADR	195	$8,510
Grupo Financiero Galicia SA - ADR	387	8,707
Grupo Supervielle SA - SP ADR	451	3,085
Pampa Energia SA - SP ADR*	422	12,846
YPF SA - SP ADR	1,128	17,066
		50,214
Australia—0.3%
Syrah Resources Ltd.*	11,847	21,650
Belgium—1.8%
Anheuser-Busch InBev SA - SP ADR	1,619	150,939
Brazil—4.4%
Ambev SA	17,800	82,552
BK Brasil Operacao e Assessoria a Restaurantes SA*	15,450	54,811
Cia de Saneamento Basico do Estado de Sao Paulo	2,200	13,093
Localiza Rent a Car SA	8,500	45,222
Mahle-Metal Leve SA	1,500	9,291
Minerva SA*	43,700	62,979
Qualicorp SA	17,100	66,123
Transmissora Alianca de Energia Eletrica SA	2,200	10,884
Tupy SA	3,600	21,044
		365,999
Canada—0.8%
Ivanhoe Mines Ltd., Class A*	8,468	15,054
Lundin Mining Corp.	10,564	50,351
		65,405
China—19.0%
Agricultural Bank of China Ltd.	134,000	64,933
Alibaba Group Holding Ltd. - SP ADR*	1,560	273,016
Baidu, Inc. - SP ADR*	692	156,724
BEST, Inc. - ADR*	1,232	9,166
China Construction Bank Corp., Class H	71,000	62,532
China Lesso Group Holdings Ltd.	58,000	33,472
China Meidong Auto Holdings Ltd.	140,000	61,749
China Telecom Corp. Ltd.	172,000	80,892
China Vanke Co. Ltd.	5,000	17,347
Country Garden Holdings Co. Ltd.	12,000	17,890
Fosun International Ltd.	23,000	41,672
Industrial & Commercial Bank of China Ltd.	63,000	46,532
Momo, Inc. - SP ADR*	950	43,975
Ping An Insurance Group Co. of China Ltd., Class H	4,000	38,583
Shanghai Haohai Biological Technology Co., Ltd., Class H	7,400	55,376
Sinopec Engineering Group Co. Ltd.	46,500	48,491
Tencent Holdings Ltd.	7,400	318,105
Tencent Holdings Ltd. - ADR	1,083	46,721
Weichai Power Co. Ltd.	20,000	21,211
West China Cement Ltd.	252,000	46,592
Yangzijiang Shipbuilding Holdings Ltd.	20,500	15,986
YY, Inc. - ADR*	487	37,221
Zhongsheng Group Holdings Ltd.	13,000	28,546
ZTO Express Cayman, Inc. - ADR	517	9,544
		1,576,276
	NUMBER OF SHARES	VALUE
Egypt—0.2%
Commercial International Bank
Egypt SAE	3,936	$19,351
Hong Kong—5.5%
AIA Group Ltd.	4,600	39,718
China Mobile Ltd. - SP ADR	2,865	137,491
Galaxy Entertainment Group Ltd.	2,000	14,814
Haier Electronics Group Co. Ltd.*	16,000	41,726
K Wah International Holdings Ltd.	75,000	41,312
Melco Resorts & Entertainment Ltd. - ADR	2,938	70,159
Swire Pacific Ltd.	4,000	45,271
WH Group Ltd.	32,500	24,545
Xinyi Glass Holdings Ltd.	32,000	40,004
		455,040
Hungary—0.8%
OTP Bank PLC	1,487	54,709
Waberer’s International Nyrt*	1,739	16,067
		70,776
India—4.2%
Bharti Airtel Ltd.	5,008	27,134
Dilip Buildcon Ltd.	1,705	20,177
Dish TV India Ltd.*	100,099	96,135
Graphite India Ltd.	524	7,504
Gujarat State Petronet Ltd.	14,934	40,599
HEG Ltd.	177	10,605
Infosys Ltd. - SP ADR	3,563	74,004
NIIT Technologies Ltd.	638	12,675
Tata Consultancy Services Ltd.	940	27,563
Westlife Development Ltd.*	1,644	9,189
Yes Bank Ltd.	4,365	21,195
		346,780
Indonesia—0.8%
Bank Danamon Indonesia Tbk PT	62,400	28,809
Bank Rakyat Indonesia Persero Tbk PT	126,400	27,311
Bukit Asam Tbk PT	37,500	10,313
		66,433
Israel—0.1%
Plus500 Ltd.	471	9,410
Japan—0.3%
Suzuki Motor Corp.	400	26,004
Luxembourg—1.0%
Adecoagro SA*	10,361	82,992
Malaysia—0.3%
Astro Malaysia Holdings Bhd	19,700	8,341
Malaysia Airports Holdings Bhd	6,200	14,107
		22,448
Mexico—4.6%
Alfa SAB de CV	10,800	14,228
Alpek SAB de CV	24,200	35,644
Bolsa Mexicana de Valores SAB de CV	23,400	47,130
CFE Capital S de RL de CV	14,475	13,092
Concentradora Fibra Danhos SA de CV	8,600	14,251
Concentradora Hipotecaria SAPI de CV	8,800	8,148
Credito Real SAB de CV SOFOM ER	24,200	31,299
Grupo GICSA SA de CV*	167,200	78,501

The accompanying notes are an integral part of the financial statements.

Annual Report 2018  |  73

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Mexico—(continued)
Macquarie Mexico Real Estate Management SA de CV*	12,900	$14,186
Mexichem SAB de CV	14,900	50,280
Nemak SAB de CV	17,600	14,657
Vista Oil & Gas SAB de CV*	5,724	49,435
Wal-Mart de Mexico SAB de CV	4,800	13,291
		384,142
Netherlands—0.6%
DP Eurasia NV*	21,720	25,343
Heineken Holding NV	264	25,189
		50,532
Philippines—0.7%
Melco Resorts And Entertainment Philippines Corp.*	428,200	54,618
Portugal—0.6%
Jeronimo Martins SGPS SA	3,422	51,206
Russia—2.4%
LUKOIL PJSC - SP ADR	929	64,157
Mobile TeleSystems PJSC - SP ADR	2,918	22,614
Sberbank of Russia PJSC - SP ADR	10,576	115,490
		202,261
Singapore—0.4%
United Overseas Bank Ltd.	1,100	21,679
Venture Corp Ltd.	1,200	15,843
		37,522
South Africa—5.0%
Absa Group Ltd.	1,018	11,259
Adcock Ingram Holdings Ltd.	11,978	58,085
Barloworld Ltd.	3,299	28,058
Clover Industries Ltd.	37,581	43,732
Fortress REIT Ltd.	14,790	16,596
Massmart Holdings	1,230	9,271
Naspers Ltd.	825	183,196
Pick n Pay Stores Ltd.	2,405	11,865
Telkom SA SOC Ltd.	11,689	39,996
Vukile Property Fund Ltd.	7,842	10,726
		412,784
South Korea—11.9%
BNK Financial Group, Inc.	5,960	44,673
Daelim Industrial Co. Ltd.	145	10,667
DGB Financial Group, Inc.	4,650	42,810
Eugene Technology Co. Ltd.	1,804	25,858
Fila Korea Ltd.	599	22,456
Hana Financial Group, Inc.	1,970	75,541
Handsome Co. Ltd.	320	11,183
Hanwha Corp.	1,830	52,364
Hyundai Mobis Co. Ltd.	176	35,416
Industrial Bank of Korea	1,240	16,599
KB Financial Group, Inc.	1,150	53,171
Kginicis Co. Ltd.	632	10,526
Kia Motors Corp.	590	16,991
KIWOOM Securities Co. Ltd.	196	16,215
KT Corp. - SP ADR	7,123	98,369
LG Uplus Corp.	1,170	16,497
Lotte Chemical Corp.	147	41,730
LS Corp.	130	7,843
LS Industrial Systems Co. Ltd.	440	28,264
Meritz Fire & Marine Insurance Co., Ltd.	730	11,967
	NUMBER OF SHARES	VALUE
South Korea—(continued)
NCSoft Corp.	45	$15,660
Samsung Electronics Co., Ltd.	5,613	244,001
SFA Engineering Corp.	377	12,935
SK Holdings Co. Ltd.	93	21,981
SK Hynix, Inc.	680	50,714
		984,431
Switzerland—0.8%
Glencore PLC*	17,427	70,999
Taiwan—4.4%
Acer, Inc.*	13,000	10,894
Arcadyan Technology Corp.	5,000	9,789
Giga-byte Technology Co. Ltd.	6,000	10,238
Hon Hai Precision Industry Co. Ltd.*	8,000	21,016
Pegatron Corp.	19,000	40,952
TaiDoc Technology Corp.	2,000	11,275
Taiwan Semiconductor Manufacturing Co. Ltd.	31,000	259,739
		363,903
Thailand—0.4%
Krungthai Card PCL	13,500	13,102
Tisco Financial Group PCL	6,900	17,292
		30,394
Turkey—0.9%
Mavi Giyim Sanayi Ve Ticaret AS, Class B	10,222	39,433
Turk Traktor ve Ziraat Makineleri AS	2,683	18,613
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS*	31,604	18,026
		76,072
United Arab Emirates—1.0%
Abu Dhabi Commercial Bank PJSC	20,949	40,493
Emaar Malls PJSC	75,543	41,133
		81,626
United Kingdom—3.9%
Atrium European Real Estate Ltd.*	5,725	25,518
Cairn Energy PLC*	14,251	44,241
Georgia Capital PLC*	4,987	66,386
Georgia Healthcare Group PLC*	2,865	8,514
Petra Diamonds Ltd.*	156,348	69,687
Rio Tinto PLC	1,309	62,167
TBC Bank Group PLC	2,246	46,728
		323,241
United States—3.4%
Air Lease Corp.	2,667	123,242
Freeport-McMoRan, Inc.	544	7,643
Lam Research Corp.	126	21,810
Liberty Latin America Ltd. Class C*	3,205	62,914
Micron Technology, Inc.*	375	19,695
Philip Morris International, Inc.	566	44,086
		279,390
TOTAL COMMON STOCKS (Cost $7,553,362)		6,732,838

The accompanying notes are an integral part of the financial statements.

74  |  Annual report 2018

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
PREFERRED STOCKS—0.6%
Brazil—0.6%
Banco do Estado do Rio Grande do Sul SA, 7.337%	2,100	$7,610
Itau Unibanco Holding SA, 7.918%	3,800	39,566
		47,176
TOTAL PREFERRED STOCKS (Cost $58,847)		47,176
	NUMBER OF SHARES	VALUE
SHORT-TERM INVESTMENTS—16.1%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 1.85%(a)	1,335,874	$1,335,874
TOTAL SHORT-TERM INVESTMENTS (Cost $1,335,874)		1,335,874
TOTAL INVESTMENTS—97.8% (Cost $8,948,083)		8,115,888
OTHER ASSETS IN EXCESS OF LIABILITIES—2.2%		179,723
NET ASSETS—100.0%		$8,295,611

ADR	— American Depositary Receipt
PLC	— Public Limited Company
SP ADR	— Sponsored American Depositary Receipt
*	— Non-income producing.
(a)	— Seven-day yield as of August 31, 2018.

Contracts For Difference held by the Fund at August 31, 2018, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Long
China
Anhui Conch Cement	Goldman Sachs	9/15/2020	2.07%	Monthly	4,700	$25,603	$86
China Comm Service	Goldman Sachs	9/15/2020	1.45	Monthly	18,000	14,913	1,423
China International Travel	Goldman Sachs	9/15/2020	2.07	Monthly	1,100	10,210	328
China National, Class H	Goldman Sachs	9/15/2020	1.45	Monthly	24,000	22,488	(1,801)
Daqin Railway Co., Ltd.	Goldman Sachs	9/15/2020	2.07	Monthly	8,800	11,126	(402)
Dongfeng Motor	Goldman Sachs	9/15/2020	1.45	Monthly	8,000	8,943	1,062
Henan Shuang Inv.	Goldman Sachs	9/15/2020	2.07	Monthly	13,700	46,673	1,287
Huayu Automotive	Goldman Sachs	9/15/2020	2.07	Monthly	5,200	15,585	180
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	Goldman Sachs	9/15/2020	2.07	Monthly	5,400	91,251	1,462
Kweichow Moutai	Goldman Sachs	9/15/2020	2.07	Monthly	1,200	115,871	(2,071)
Qingdao Haier Co. Ltd.	Goldman Sachs	9/15/2020	2.07	Monthly	7,000	15,296	(647)
Shenzhen Overseas	Goldman Sachs	9/15/2020	2.07	Monthly	11,300	10,403	(216)
Suning.com	Goldman Sachs	9/15/2020	2.07	Monthly	4,600	8,350	163
TCL Electronics	Goldman Sachs	9/15/2020	1.45	Monthly	22,000	10,688	790
Wangfujing Group	Goldman Sachs	9/15/2020	2.07	Monthly	4,000	9,433	(227)
Wuliangye Yibin Co., Ltd., Class A	Goldman Sachs	9/15/2020	2.07	Monthly	14,600	132,624	(4,849)
						549,457	(3,432)
Hong Kong
China South City	Goldman Sachs	9/15/2020	1.45	Monthly	54,000	9,502	4
Hysan Development NPV	Goldman Sachs	9/15/2020	1.45	Monthly	2,000	10,262	(44)
Link Real Estate I NPV	Goldman Sachs	9/15/2020	1.45	Monthly	3,000	29,902	307
Tianneng Power International	Goldman Sachs	9/15/2020	1.45	Monthly	8,000	9,944	(170)
Wharf Real Estate	Goldman Sachs	9/15/2020	1.48	Monthly	5,000	33,174	2
						92,784	99
Israel
Gazit-Globe Ltd.	Goldman Sachs	9/15/2020	0.10	Monthly	6,202	56,936	(291)
Tamar Petroleum Ltd.	Goldman Sachs	9/15/2020	0.10	Monthly	21,288	106,133	5,050
						163,069	4,759
Russia
Moscow Exchange	Goldman Sachs	9/15/2020	2.07	Monthly	28,160	40,902	(900)
Sberbank of Russia PJSC	Goldman Sachs	9/15/2020	2.07	Monthly	9,500	22,541	(701)
						63,443	(1,601)
South Korea
Samsung Electronics Co., Ltd.	Goldman Sachs	9/15/2020	2.07	Monthly	6,776	241,438	17,191
Total Long						1,110,191	17,016
Net unrealized gain/(loss) on Contracts For Difference							$17,016

The accompanying notes are an integral part of the financial statements.

Annual Report 2018  |  75

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2018 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Argentina	$50,214	$50,214	$—	$—
Australia	21,650	—	21,650	—
Belgium	150,939	150,939	—	—
Brazil	365,999	365,999	—	—
Canada	65,405	65,405	—	—
China	1,576,276	576,367	999,909	—
Egypt	19,351	—	19,351	—
Hong Kong	455,040	207,650	247,390	—
Hungary	70,776	16,067	54,709	—
India	346,780	—	346,780	—
Indonesia	66,433	—	66,433	—
Israel	9,410	—	9,410	—
Japan	26,004	—	26,004	—
Luxembourg	82,992	82,992	—	—
Malaysia	22,448	22,448	—	—
Mexico	384,142	334,707	49,435	—
Netherlands	50,532	25,343	25,189	—
Philippines	54,618	54,618	—	—
Portugal	51,206	—	51,206	—
Russia	202,261	202,261	—	—
Singapore	37,522	—	37,522	—
South Africa	412,784	124,408	288,376	—
South Korea	984,431	144,968	839,463	—
Switzerland	70,999	—	70,999	—
Taiwan	363,903	—	363,903	—
Thailand	30,394	—	30,394	—
Turkey	76,072	—	76,072	—
United Arab Emirates	81,626	81,626	—	—
United Kingdom	323,241	161,591	161,650	—
United States	279,390	279,390	—	—
Preferred Stock
Brazil	47,176	47,176	—	—
Short-Term Investments	1,335,874	1,335,874	—	—
Contracts For Difference
Equity Contracts	29,335	—	29,335	—
Total Assets	$8,145,223	$4,330,043	$3,815,180	$—

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Contracts For Difference
Equity Contracts	$(12,319)	$—	$(12,319)	$—
Total Liabilities	$(12,319)	$—	$(12,319)	$—

The accompanying notes are an integral part of the financial statements.

76  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
STATEMENTS OF ASSETS AND LIABILITIES

	Boston Partners Small Cap Value Fund II	Boston Partners Long/Short Equity Fund	Boston Partners Long/Short Research Fund
ASSETS
Investments in securities, at value † ^	$604,862,194	$703,905,273	$6,538,187,667
Investments purchased with proceeds from securities lending collateral, at value *	154,014,226	71,065,241	—
Short-term investments, at value **	14,935,192	1,607,812	164,671,025
Purchased options, at value ☐ ◊	—	20,368	—
Cash	—	—	135,690
Receivables
Investments sold	—	14,834,563	95,576,470
Foreign currency deposits with brokers for securities sold short #	—	5,801,312	614,663,473
Deposits with brokers for contracts for difference	—	—	10,210,000
Deposits with brokers for securities sold short	—	318,054,183	2,431,443,209
Capital shares sold	2,860,372	615,232	6,054,897
Dividends and interest	498,639	842,899	15,632,079
Due from advisor	—	—	—
Unrealized appreciation on contracts for difference ◊	—	—	1,231,992
Prepaid expenses and other assets	40,913	32,048	156,084
Total assets	777,211,536	1,116,778,931	9,877,962,586
LIABILITIES
Securities sold short, at fair value ‡	—	331,198,031	3,069,117,514
Options written, at value + ◊	—	524,797	—
Due to custodian	—	—	—
Payables
Securities lending collateral	154,014,226	71,065,241	—
Investments purchased	1,845,530	5,676,301	24,803,281
Capital shares redeemed	166,961	1,149,062	8,321,832
Due to prime broker	—	—	2,967,391
Investment advisory fees	494,269	1,426,859	7,249,102
Custodian fees	5,557	23,371	61,491
Distribution and service fees	111,270	22,863	12,243
Dividends on securities sold short	—	43,162	3,940,241
Administration and accounting fees	25,491	50,856	325,348
Transfer agent fees	5,898	33,822	251,292
Unrealized depreciation on contracts for difference ◊	—	—	4,885,902
Other accrued expenses and liabilities	48,819	73,229	224,803
Total liabilities	156,718,021	411,287,594	3,122,160,440
Net Assets	$620,493,515	$705,491,337	$6,755,802,146
NET ASSETS CONSIST OF:
Par value	$22,603	$34,627	$406,129
Paid-in Capital	442,966,351	568,116,863	5,635,524,100
Undistributed net investment income/(accumulated net investment loss)	881,294	(9,628,861)	286,748
Accumulated net realized gain/(loss) from investments and foreign currency	27,142,262	35,844,293	266,237,147
Net unrealized appreciation/(depreciation) on investments and foreign currency translation	149,481,005	111,124,415	853,348,022
Net Assets	$620,493,515	$705,491,337	$6,755,802,146
INSTITUTIONAL CLASS
Net assets	$476,178,549	$651,324,750	$6,636,897,394
Shares outstanding	17,162,692	31,758,116	398,839,052
Net asset value, offering and redemption price per share	$27.74	$20.51	$16.64
INVESTOR CLASS
Net assets	$144,314,966	$54,166,587	$118,904,752
Shares outstanding	5,440,055	2,868,629	7,290,058
Net asset value, offering and redemption price per share	$26.53	$18.88	$16.31
†	Investments in securities, at cost	$455,381,163	$534,543,304	$5,266,863,316
^	Includes market value of securities on loan	$151,106,889	$69,016,996	$—
*	Investments purchased with proceeds from securities lending collateral, at cost	$154,014,226	$71,065,241	$—
**	Short-term investments, at cost	$14,935,192	$1,607,812	$164,671,025
☐	Purchased options, at cost	$—	$142,580	$—
#	Foreign currency, at cost	$—	$5,738,081	$630,791,169
‡	Proceeds received, securities sold short	$—	$269,837,094	$2,670,922,791
+	Premiums received, options written	$—	$3,624,727	$—
◊	Primary risk exposure is equity contracts

The accompanying notes are an integral part of the financial statements.

Annual Report 2018  |  77

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

	Boston Partner All-Cap Value Fund	WPG Partners Small/Micro Cap Value Fund	Boston Partners Global Equity Fund
ASSETS
Investments in securities, at value † ^	$2,319,634,140	$32,239,528	$640,570,050
Investments purchased with proceeds from securities lending collateral, at value *	267,098,957	8,119,241	41,687,430
Short-term investments, at value **	46,593,663	211,260	26,580,592
Purchased options, at value ☐ ◊	—	—	—
Cash	—	—	—
Receivables
Investments sold	—	49,849	3,086,566
Foreign currency deposits with brokers for securities sold short #	—	—	906,858
Deposits with brokers for contracts for difference	—	—	—
Deposits with brokers for securities sold short	—	—	—
Capital shares sold	3,394,164	—	662,457
Dividends and interest	3,653,144	24,497	2,006,486
Due from advisor	—	—	—
Unrealized appreciation on contracts for difference ◊	—	—	—
Prepaid expenses and other assets	76,192	12,918	20,805
Total assets	2,640,450,260	40,657,293	715,521,244
LIABILITIES
Securities sold short, at fair value ‡	—	—	—
Options written, at value + ◊	—	—	—
Due to custodian	—	—	—
Payables
Securities lending collateral	267,098,957	8,119,241	41,687,430
Investments purchased	4,410,250	32,267	3,960,101
Capital shares redeemed	2,470,887	—	3,006,461
Due to prime broker	—	—
Investment advisory fees	1,380,215	21,987	430,799
Custodian fees	9,793	3,686	16,417
Distribution and service fees	150,665	—	—
Dividends on securities sold short	—	—	—
Administration and accounting fees	82,871	2,809	32,183
Transfer agent fees	43,251	2,001	71,473
Unrealized depreciation on contracts for difference ◊	—	—	—
Other accrued expenses and liabilities	90,847	39,554	45,479
Total liabilities	275,737,736	8,221,545	49,250,343
Net Assets	$2,364,712,524	$32,435,748	$666,270,901
NET ASSETS CONSIST OF:
Par value	$84,979	$1,852	$35,569
Paid-in Capital	1,739,879,193	27,186,914	546,699,790
Undistributed net investment income/(accumulated net investment loss)	11,901,867	84,436	5,216,327
Accumulated net realized gain/(loss) from investments and foreign currency	65,320,050	595,791	36,515,584
Net unrealized appreciation/(depreciation) on investments and foreign currency translation	547,526,435	4,566,755	77,803,631
Net Assets	$2,364,712,524	$32,435,748	$666,270,901
INSTITUTIONAL CLASS
Net assets	$1,853,975,699	$32,435,748	$666,270,901
Shares outstanding	66,536,427	1,851,700	35,569,297
Net asset value, offering and redemption price per share	$27.86	$17.52	$18.73
INVESTOR CLASS
Net assets	$510,736,825	$—	$—
Shares outstanding	18,442,349	—	—
Net asset value, offering and redemption price per share	$27.69	$—	$—
†	Investments in securities, at cost	$1,772,107,823	$27,672,773	$562,768,879
^	Includes market value of securities on loan	$260,924,700	$7,941,707	$40,626,730
*	Investments purchased with proceeds from securities lending collateral, at cost	$267,098,957	$8,119,241	$41,687,430
**	Short-term investments, at cost	$46,593,663	$211,260	$26,580,592
☐	Purchased options, at cost	$—	$—	$—
#	Foreign currency, at cost	$—	$—	$907,634
‡	Proceeds received, securities sold short	$—	$—	$—
+	Premiums received, options written	$—	$—	$—
◊	Primary risk exposure is equity contracts

The accompanying notes are an integral part of the financial statements.

78  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2018
STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

	Boston Partners Global Long/Short Fund	Boston Partners Emerging Markets Long/Short Fund	Boston Partners Emerging Markets Fund
ASSETS
Investments in securities, at value † ^	$931,524,791	$35,899,530	$6,780,014
Investments purchased with proceeds from securities lending collateral, at value *	—	—	—
Short-term investments, at value **	2,291,298	19,150,354	1,335,874
Purchased options, at value ☐ ◊	—	—	—
Cash	—	—	—
Receivables
Investments sold	9,636,413	462,587	78,501
Foreign currency deposits with brokers for securities sold short #	—	36,026	102,643
Deposits with brokers for contracts for difference	1,070,000	2,479,844	—
Deposits with brokers for securities sold short	435,116,312	—	—
Capital shares sold	1,742,349	4,300	—
Dividends and interest	3,641,399	61,397	4,745
Due from advisor	—	—	16,210
Unrealized appreciation on contracts for difference ◊	35,834	819,358	29,335
Prepaid expenses and other assets	33,248	7,695	19,316
Total assets	1,385,091,644	58,921,091	8,366,638
LIABILITIES
Securities sold short, at fair value ‡	431,667,599	—	—
Options written, at value + ◊	1,779,584	—	—
Due to custodian	74,852	—	—
Payables
Securities lending collateral	—	—	—
Investments purchased	10,783,862	—	—
Capital shares redeemed	686,494	—	—
Due to prime broker	435,688	47,029	—
Investment advisory fees	1,215,413	68,091	—
Custodian fees	64,506	23,247	12,396
Distribution and service fees	291	—	—
Dividends on securities sold short	595,166	—	—
Administration and accounting fees	50,042	9,588	7,205
Transfer agent fees	61,057	3,341	515
Unrealized depreciation on contracts for difference ◊	364,155	485,283	12,319
Other accrued expenses and liabilities	89,352	39,440	38,592
Total liabilities	447,868,061	676,019	71,027
Net Assets	$937,223,583	$58,245,072	$8,295,611
NET ASSETS CONSIST OF:
Par value	$81,402	$5,554	$909
Paid-in Capital	843,831,995	61,640,468	9,308,482
Undistributed net investment income/(accumulated net investment loss)	334,771	(645,034)	(28,752)
Accumulated net realized gain/(loss) from investments and foreign currency	8,931,796	(439,905)	(168,539)
Net unrealized appreciation/(depreciation) on investments and foreign currency translation	84,043,619	(2,316,011)	(816,489)
Net Assets	$937,223,583	$58,245,072	$8,295,611
INSTITUTIONAL CLASS
Net assets	$913,236,607	$58,245,072	$8,295,611
Shares outstanding	79,299,161	5,554,310	908,977
Net asset value, offering and redemption price per share	$11.52	$10.49	$9.13
INVESTOR CLASS
Net assets	$23,986,976	$—	$—
Shares outstanding	2,103,271	—	—
Net asset value, offering and redemption price per share	$11.40	$—	$—
† Investments in securities, at cost	$818,279,087	$38,526,411	$7,612,209
^ Includes market value of securities on loan	$—	$—	$—
* Investments purchased with proceeds from securities lending collateral, at cost	$—	$—	$—
** Short-term investments, at cost	$2,291,298	$19,150,354	$1,335,874
☐ Purchased options, at cost	$—	$—	$—
# Foreign currency, at cost	$—	$36,102	$102,454
‡ Proceeds received, securities sold short	$402,357,927	$—	$—
+ Premiums received, options written	$2,203,545	$—	$—
◊ Primary risk exposure is equity contracts

The accompanying notes are an integral part of the financial statements.

Annual Report 2018  |  79

BOSTON PARTNERS INVESTMENT FUNDS	For the Year Ended August 31, 2018
STATEMENTS OF OPERATIONS

	Boston Partners Small Cap Value Fund II	Boston Partners Long/Short Equity Fund	Boston Partners Long/Short Research Fund
Investment Income
Dividends †	$10,303,874	$11,764,047	$109,974,014
Interest	207,209	76,534	4,012,267
Income from securities loaned (Note 8)	409,286	731,268	—
Prime broker interest income	—	—	19,378,573
Total investment income	10,920,369	12,571,849	133,364,854

Expenses
Advisory fees (Note 2)	5,803,994	20,267,197	86,450,170
Distribution fees (Investor Class) (Note 2)	370,187	193,526	403,348
Transfer agent fees (Note 2)	427,600	473,975	3,017,909
Administration and accounting fees (Note 2)	155,602	265,121	1,831,904
Audit and tax service fees	35,765	55,672	67,123
Custodian fees (Note 2)	24,793	79,799	346,200
Printing and shareholder reporting fees	47,858	56,273	438,533
Legal fees	27,805	49,868	222,897
Director’s fees	27,806	48,486	348,318
Officer’s fees	17,978	26,129	177,030
Other expenses	58,146	82,782	136,499
Dividend expense on securities sold short	—	1,414,497	51,513,922
Prime broker interest expense	—	4,322,477	—
Total expenses before waivers and/or reimbursements	6,997,534	27,335,802	144,953,853
Less: waivers and/or reimbursements net of amounts recouped (Note 2)	(242,966)	—	—
Net expenses after waivers and/or reimbursements net of amounts recouped	6,754,568	27,335,802	144,953,853
Net investment income/(loss)	4,165,801	(14,763,953)	(11,588,999)

Net realized gain/(loss) from:
Investment securities	35,653,989	141,061,404	790,890,129
Purchased options **	—	(343)	—
Securities sold short	—	(93,810,139)	(453,605,005)
Options written **	—	200,063	—
Contracts for difference **	—	—	21,072,131
Foreign currency transactions	(234)	83,705	39,516,673
Net change in unrealized appreciation/(depreciation) on:
Investment securities	45,398,596	(1,966,754)	(35,561,389)
Purchased options **	—	(122,212)	—
Securities sold short	—	(36,247,107)	(144,125,645)
Options written **	—	1,293,529	—
Contracts for difference **	—	—	406,625
Foreign currency translation	(26)	(216,590)	(61,210,459)
Net realized and unrealized gain/(loss)	81,052,325	10,275,556	157,383,060
Net increase/(decrease) in net assets resulting from operations	$85,218,126	$(4,488,397)	$145,794,061
† Net of foreign withholding taxes of	$(20,933)	$(216,727)	$(2,643,595)

**	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

80  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS	For the Year Ended August 31, 2018
STATEMENTS OF OPERATIONS (CONTINUED)

	Boston Partners All-Cap Value Fund	WPG Partners Small/Micro Cap Value Fund	Boston Partners Global Equity Fund
Investment Income
Dividends †	$32,512,665	$335,665	$11,353,567
Interest	943,975	6,783	280,402
Income from securities loaned (Note 8)	499,930	83,578	98,869
Prime broker interest income	—	—	—
Total investment income	33,956,570	426,026	11,732,838

Expenses
Advisory fees (Note 2)	14,590,790	257,215	5,763,735
Distribution fees (Investor Class) (Note 2)	1,226,757	—	—
Transfer agent fees (Note 2)	952,927	9,115	362,270
Administration and accounting fees (Note 2)	542,628	12,991	196,517
Audit and tax service fees	38,872	31,728	45,577
Custodian fees (Note 2)	61,189	14,129	101,272
Printing and shareholder reporting fees	115,385	719	11,931
Legal fees	108,663	1,322	32,062
Director’s fees	104,953	1,708	32,287
Officer’s fees	53,619	1,377	15,679
Other expenses	176,837	25,001	45,856
Dividend expense on securities sold short	—	—	—
Prime broker interest expense	—	—	—
Total expenses before waivers and/or reimbursements	17,972,620	355,305	6,607,186
Less: waivers and/or reimbursements net of amounts recouped (Note 2)	(89,619)	(3,881)	(523,243)
Net expenses after waivers and/or reimbursements net of amounts recouped	17,883,001	351,424	6,083,943
Net investment income/(loss)	16,073,569	74,602	5,648,895

Net realized gain/(loss) from:
Investment securities	86,287,963	2,043,762	46,662,760
Purchased options **	—	—	—
Securities sold short	—	—	—
Options written **	—	—	—
Contracts for difference **	—	—	—
Foreign currency transactions	—	(4,961)	(238,056)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	157,628,684	2,659,733	7,299,804
Purchased options **	—	—	—
Securities sold short	—	—	—
Options written **	—	—	—
Contracts for difference **	—	—	—
Foreign currency translation	(303)	—	(18,368)
Net realized and unrealized gain/(loss)	243,916,344	4,698,534	53,706,140
Net increase/(decrease) in net assets resulting from operations	$259,989,913	$4,773,136	$59,355,035
† Net of foreign withholding taxes of	$(191,090)	$(1,653)	$(619,655)

**	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

Annual Report 2018  |  81

BOSTON PARTNERS INVESTMENT FUNDS	For the Year Ended August 31, 2018
STATEMENTS OF OPERATIONS (CONCLUDED)

	Boston Partners Global Long/Short Fund	Boston Partners Emerging Markets Long/Short Fund	Boston Partners Emerging Markets Fund*
Investment Income
Dividends †	$18,908,248	$737,498	$97,773
Interest	360,696	280,980	25,140
Income from securities loaned (Note 8)	—	—	—
Prime broker interest income	3,264,663	—	—
Total investment income	22,533,607	1,018,478	122,913

Expenses
Advisory fees (Note 2)	15,045,899	1,225,057	62,077
Distribution fees (Investor Class) (Note 2)	79,947	—	—
Transfer agent fees (Note 2)	580,664	24,724	2,240
Administration and accounting fees (Note 2)	290,758	63,360	26,755
Audit and tax service fees	61,370	65,908	39,455
Custodian fees (Note 2)	215,087	125,831	54,929
Printing and shareholder reporting fees	78,970	11,793	701
Legal fees	55,695	11,684	1,260
Director’s fees	54,148	3,734	—
Officer’s fees	28,762	1,273	—
Other expenses	118,467	36,337	28,248
Dividend expense on securities sold short	6,920,193	—	—
Prime broker interest expense	—	2,304	—
Total expenses before waivers and/or reimbursements	23,529,960	1,572,005	215,665
Less: waivers and/or reimbursements net of amounts recouped (Note 2)	—	(245,314)	(135,327)
Net expenses after waivers and/or reimbursements net of amounts recouped	23,529,960	1,326,691	80,338
Net investment income/(loss)	(996,353)	(308,213)	42,575

Net realized gain/(loss) from:
Investment securities	102,652,030	891,028	(120,482)
Purchased options **	—	—	—
Securities sold short	(67,411,158)	(31,887)	—
Options written **	948,514	—	—
Contracts for difference **	10,800	(763,404)	(84,056)
Foreign currency transactions	(578,973)	(87,145)	2,026
Net change in unrealized appreciation/(depreciation) on:
Investment securities	(9,623,235)	(6,196,894)	(832,195)
Purchased options **	—	—	—
Securities sold short	(7,734,939)	—	—
Options written **	218,500	—	—
Contracts for difference **	18,687	366,308	17,016
Foreign currency translation	39,287	(38,206)	(1,310)
Net realized and unrealized gain/(loss)	18,539,513	(5,860,200)	(1,019,001)
Net increase/(decrease) in net assets resulting from operations	$17,543,160	$(6,168,413)	$(976,426)
† Net of foreign withholding taxes of	$(953,622)	$(89,143)	$(11,414)

*	The Fund commenced operations on October 17, 2017.
**	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Boston Partners Small Cap Value Fund II		Boston Partners Long/Short Equity Fund
	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$4,165,801	$2,215,474	$(14,763,953)	$(11,541,965)
Net realized gain/(loss) from investments and foreign currency	35,653,755	24,012,473	47,534,690	3,350,098
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	45,398,570	20,433,718	(37,259,134)	42,340,418
Net increase/(decrease) in net assets resulting from operations	85,218,126	46,661,665	(4,488,397)	34,148,551

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	(3,131,857)	(2,781,092)	—	—
Investor Class	(786,948)	(870,239)	—	—
Net realized capital gains
Institutional Class	(15,168,411)	(4,527,424)	(6,788,431)	—
Investor Class	(5,613,779)	(1,908,313)	(720,622)	—
Net decrease in net assets from dividends and distributions to shareholders	(24,700,995)	(10,087,068)	(7,509,053)	—

Capital transactions:
Institutional Class
Proceeds from shares sold	137,345,450	143,360,524	102,603,910	251,115,617
Reinvestment of distributions	18,092,538	7,224,434	5,867,217	—
Shares redeemed	(86,288,343)	(93,047,367)	(304,621,729)	(154,556,632)
Investor Class
Proceeds from shares sold	30,319,317	55,351,017	4,713,036	28,174,624
Reinvestment of distributions	6,316,311	2,742,456	716,185	—
Shares redeemed	(67,753,640)	(35,771,687)	(38,713,922)	(41,269,077)
Net increase/(decrease) in net assets from capital transactions	38,031,633	79,859,377	(229,435,303)	83,464,532
Total increase/(decrease) in net assets	98,548,764	116,433,974	(241,432,753)	117,613,083

Net assets:
Beginning of period	521,944,751	405,510,777	946,924,090	829,311,007
End of period	$620,493,515	$521,944,751	$705,491,337	$946,924,090
Undistributed net investment income/(accumulated net investment loss), end of period	$881,294	$620,877	$(9,628,861)	$(8,214,908)

Share transactions:
Institutional Class
Shares sold	5,166,089	5,859,848	4,718,662	11,819,997
Shares reinvested	703,990	286,570	270,753	—
Shares redeemed	(3,235,880)	(3,750,327)	(14,202,057)	(7,287,722)
Net increase/(decrease)	2,634,199	2,396,091	(9,212,642)	4,532,275
Investor Class
Shares sold	1,188,640	2,326,311	235,731	1,428,241
Shares reinvested	256,656	113,325	35,827	—
Shares redeemed	(2,664,694)	(1,512,331)	(1,953,565)	(2,116,120)
Net increase/(decrease)	(1,219,398)	927,305	(1,682,007)	(687,879)

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	Boston Partners Long/Short Research Fund		Boston Partners All-Cap Value Fund
	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$(11,588,999)	$(48,540,573)	$16,073,569	$12,034,291
Net realized gain/(loss) from investments and foreign currency	397,873,928	82,068,221	86,287,963	68,705,899
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(240,490,868)	395,642,097	157,628,381	127,436,220
Net increase/(decrease) in net assets resulting from operations	145,794,061	429,169,745	259,989,913	208,176,410

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	—	—	(10,210,846)	(11,995,129)
Investor Class	—	—	(2,182,624)	(3,222,915)
Net realized capital gains	—	—
Institutional Class	—	—	(52,523,501)	(28,594,882)
Investor Class	—	—	(16,724,996)	(9,675,303)
Net decrease in net assets from dividends and distributions to shareholders	—	—	(81,641,967)	(53,488,229)

Capital transactions:
Institutional Class
Proceeds from shares sold	1,725,502,798	1,410,703,594	566,133,074	407,408,037
Reinvestment of distributions	—	—	52,423,689	33,690,794
Shares redeemed	(1,590,765,868)	(1,867,016,913)	(272,556,668)	(202,947,193)
Investor Class
Proceeds from shares sold	41,658,580	50,886,104	167,523,956	142,238,260
Reinvestment of distributions	—	—	18,427,873	12,755,592
Shares redeemed	(139,470,682)	(113,462,680)	(142,782,079)	(114,699,120)
Net increase/(decrease) in net assets from capital transactions	36,924,828	(518,889,895)	389,169,845	278,446,370
Total increase/(decrease) in net assets	182,718,889	(89,720,150)	567,517,791	433,134,551

Net assets:
Beginning of period	6,573,083,257	6,662,803,407	1,797,194,733	1,364,060,182
End of period	$6,755,802,146	$6,573,083,257	$2,364,712,524	$1,797,194,733
Undistributed net investment income/(accumulated net investment loss), end of period	$286,748	$(20,802,139)	$11,901,867	$8,202,762

Share transactions:
Institutional Class
Shares sold	102,372,358	89,651,745	21,023,815	16,593,193
Shares reinvested	—	—	2,009,340	1,413,797
Shares redeemed	(94,541,695)	(119,188,304)	(10,090,987)	(8,365,867)
Net increase/(decrease)	7,830,663	(29,536,559)	12,942,168	9,641,123
Investor Class
Shares sold	2,523,186	3,295,129	6,274,736	5,824,450
Shares reinvested	—	—	709,583	537,530
Shares redeemed	(8,459,226)	(7,364,065)	(5,334,043)	(4,701,396)
Net increase/(decrease)	(5,936,040)	(4,068,936)	1,650,276	1,660,584

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	WPG Partners Small/Micro Cap Value Fund		Boston Partners Global Equity Fund
	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$74,602	$102,865	$5,648,895	$3,974,180
Net realized gain/(loss) from investments and foreign currency	2,038,801	3,354,776	46,424,704	29,126,368
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	2,659,733	(1,846,986)	7,281,436	26,459,740
Net increase/(decrease) in net assets resulting from operations	4,773,136	1,610,655	59,355,035	59,560,288

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	(107,927)	(151,830)	(4,011,353)	(8,112,334)
Investor Class	—	—	—	—
Net realized capital gains
Institutional Class	(2,015,406)	—	(8,902,218)	—
Investor Class	—	—	—	—
Net decrease in net assets from dividends and distributions to shareholders	(2,123,333)	(151,830)	(12,913,571)	(8,112,334)

Capital transactions:
Institutional Class
Proceeds from shares sold	504,946	386,144	46,439,179	132,357,913
Reinvestment of distributions	2,038,894	140,330	12,899,308	8,098,384
Shares redeemed	(3,539,266)	(5,133,072)	(30,033,769)	(17,378,631)
Investor Class
Proceeds from shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase/(decrease) in net assets from capital transactions	(995,426)	(4,606,598)	29,304,718	123,077,666
Total increase/(decrease) in net assets	1,654,377	(3,147,773)	75,746,182	174,525,620

Net assets:
Beginning of period	30,781,371	33,929,144	590,524,719	415,999,099
End of period	$32,435,748	$30,781,371	$666,270,901	$590,524,719
Undistributed net investment income/(accumulated net investment loss), end of period	$84,436	$101,663	$5,216,327	$2,907,337

Share transactions:
Institutional Class
Shares sold	29,909	23,570	2,527,611	7,816,097
Shares reinvested	123,869	8,279	711,097	514,837
Shares redeemed	(210,808)	(312,202)	(1,624,118)	(1,040,014)
Net increase/(decrease)	(57,030)	(280,353)	1,614,590	7,290,920
Investor Class
Shares sold	—	—	—	—
Shares reinvested	—	—	—	—
Shares redeemed	—	—	—	—
Net increase/(decrease)	—	—	—	—

The accompanying notes are an integral part of the financial statements.

Annual Report 2018  |  85

BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	Boston Partners Global Long/Short Fund		Boston Partners Emerging Markets Long/Short Fund
	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$(996,353)	$(8,659,447)	$(308,213)	$(156,422)
Net realized gain/(loss) from investments and foreign currency	35,621,213	17,879,108	8,592	2,821,322
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(17,081,700)	28,183,947	(5,868,792)	3,250,607
Net increase/(decrease) in net assets resulting from operations	17,543,160	37,403,608	(6,168,413)	5,915,507

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	—	(1,846,463)	(1,225,534)	(801,763)
Investor Class	—	(41,737)	—	—
Net realized capital gains
Institutional Class	—	—	(2,134,264)	(96,418)
Investor Class	—	—	—	—
Net decrease in net assets from dividends and distributions to shareholders	—	(1,888,200)	(3,359,798)	(898,181)

Capital transactions:
Institutional Class
Proceeds from shares sold	287,667,267	509,043,085	28,375,843	41,751,644
Reinvestment of distributions	—	1,628,987	3,358,724	898,183
Shares redeemed	(399,562,572)	(390,372,329)	(20,790,252)	(1,776,494)
Investor Class
Proceeds from shares sold	11,181,778	13,182,670	—	—
Reinvestment of distributions	—	41,560	—	—
Shares redeemed	(21,869,620)	(11,692,134)	—	—
Net increase/(decrease) in net assets from capital transactions	(122,583,147)	121,831,839	10,944,315	40,873,333
Total increase/(decrease) in net assets	(105,039,987)	157,347,247	1,416,104	45,890,659

Net assets:
Beginning of period	1,042,263,570	884,916,323	56,828,968	10,938,309
End of period	$937,223,583	$1,042,263,570	$58,245,072	$56,828,968
Undistributed net investment income/(accumulated net investment loss), end of period	$334,771	$(7,496,257)	$(645,034)	$1,100,262
Share transactions:
Institutional Class
Shares sold	24,582,710	45,625,568	2,360,400	3,775,651
Shares reinvested	—	147,420	294,625	90,179
Shares redeemed	(34,220,197)	(35,115,302)	(1,789,266)	(158,221)
Net increase/(decrease)	(9,637,487)	10,657,686	865,759	3,707,609
Investor Class
Shares sold	967,934	1,192,120	—	—
Shares reinvested	—	3,782	—	—
Shares redeemed	(1,888,526)	(1,057,685)	—	—
Net increase/(decrease)	(920,592)	138,217	—	—

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

Boston Partners Emerging Markets Fund
For the Year Ended August 31, 2018*
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$42,575
Net realized gain/(loss) from investments and foreign currency	(202,512)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(816,489)
Net increase/(decrease) in net assets resulting from operations	(976,426)

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	(37,354)
Net realized capital gains
Institutional Class	—
Net decrease in net assets from dividends and distributions to shareholders	(37,354)

Capital transactions:
Institutional Class
Proceeds from shares sold	9,272,037
Reinvestment of distributions	37,354
Shares redeemed	—
Net increase/(decrease) in net assets from capital transactions	9,309,391
Total increase/(decrease) in net assets	8,295,611

Net assets:
Beginning of period	—
End of period	$8,295,611
Undistributed net investment income/(accumulated net investment loss), end of period	$(28,752)

Share transactions:
Institutional Class
Shares sold	905,226
Shares reinvested	3,751
Shares redeemed	—
Net increase/(decrease)	908,977

*	The Fund commenced operations on October 17, 2017.

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS	Per Share Operating Performance

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)*	Net Realized and Unrealized Gain/ (Loss) on Investments	Net Increase/ (Decrease) in Net Assets Resulting from Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividend and Distributions to Shareholders	Redemption Fees*^
Boston Partners Small Cap Value Fund II
Institutional Class
8/31/18	$24.96	$0.21	$3.75	$3.96	$(0.20)	$(0.98)	$(1.18)	$—
8/31/17	23.00	0.13	2.38	2.51	(0.21)	(0.34)	(0.55)	—
8/31/16	21.89	0.18	2.00	2.18	(0.12)	(0.95)	(1.07)	—	[3]
8/31/15	22.65	0.21	(0.54)	(0.33)	(0.15)	(0.28)	(0.43)	—
8/31/14	19.06	0.15	3.53	3.68	(0.09)	—	(0.09)	—	[3]
Investor Class
8/31/18	$23.92	$0.14	$3.59	$3.73	$(0.14)	$(0.98)	$(1.12)	$—
8/31/17	22.06	0.07	2.29	2.36	(0.16)	(0.34)	(0.50)	—
8/31/16	21.04	0.12	1.92	2.04	(0.07)	(0.95)	(1.02)	—	[3]
8/31/15	21.79	0.14	(0.51)	(0.37)	(0.10)	(0.28)	(0.38)	—
8/31/14	18.35	0.09	3.40	3.49	(0.05)	—	(0.05)	—	[3]
Boston Partners Long/Short Equity Fund
Institutional Class
8/31/18	$20.96	$(0.35)	$0.07	$(0.28)	$—	$(0.17)	$(0.17)	$—
8/31/17	20.09	(0.26)	1.13	0.87	—	—	—	—
8/31/16	19.04	(0.35)	3.04	2.69	—	(1.64)	(1.64)	—	[3]
8/31/15	22.65	(0.84)	(1.01)	(1.85)	—	(1.77)	(1.77)	0.01
8/31/14	20.94	(0.63)	3.57	2.94	—	(1.24)	(1.24)	0.01
Investor Class
8/31/18	$19.36	$(0.38)	$0.07	$(0.31)	$—	$(0.17)	$(0.17)	$—
8/31/17	18.60	(0.29)	1.05	0.76	—	—	—	—
8/31/16	17.79	(0.37)	2.82	2.45	—	(1.64)	(1.64)	—	[3]
8/31/15	21.33	(0.84)	(0.94)	(1.78)	—	(1.77)	(1.77)	0.01
8/31/14	19.84	(0.65)	3.37	2.72	—	(1.24)	(1.24)	0.01
Boston Partners Long/Short Research Fund
Institutional Class
8/31/18	$16.27	$(0.03)	$0.40	$0.37	$—	$—	$—	$—
8/31/17	15.23	(0.12)	1.16	1.04	—	—	—	—
8/31/16	15.20	(0.06)[4]	0.67	0.61	—	(0.58)	(0.58)	—	[3]
8/31/15	15.14	(0.14)	0.40	0.26	—	(0.20)	(0.20)	—	[3]
8/31/14	13.30	(0.12)	2.02	1.90	—	(0.06)	(0.06)	—	[3]
Investor Class
8/31/18	$15.99	$(0.08)	$0.40	$0.32	$—	$—	$—	$—
8/31/17	15.00	(0.15)	1.14	0.99	—	—	—	—
8/31/16	15.01	(0.09)[4]	0.66	0.57	—	(0.58)	(0.58)	—	[3]
8/31/15	15.00	(0.18)	0.39	0.21	—	(0.20)	(0.20)	—	[3]
8/31/14	13.21	(0.15)	2.00	1.85	—	(0.06)	(0.06)	—	[3]
*	Calculated based on average shares outstanding for the period.
^	Effective January 1, 2016, the Funds do not impose a redemption fee. Prior to January 1, 2016, there was a 1.00% redemption fee on shares redeemed that were held 60 days or less on BP Small Cap Value Fund II and BP Long/Short Research Fund. There was a 2.00% redemption fee on shares redeemed that were held 365 days or less on the BP Long/Short Equity Fund. The redemption fees were retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

The accompanying notes are an integral part of the financial statements.

88  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)	Per Share Operating Performance

Net Asset Value, End of Period	Total Investment Return[1,2]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupment if any	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)	Ratio of Expenses to Average Net Assets Without Waivers, Reimbursements and Recoupments if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$27.74	16.25%	$476,179	1.10%	N/A	1.14%	0.78%	40%
24.96	10.92	362,674	1.10	N/A	1.18	0.53	24
23.00	10.67	279,049	1.10	N/A	1.22	0.86	29
21.89	(1.45)	180,057	1.10	N/A	1.23	0.91	14
22.65	19.33	102,112	1.21	N/A	1.23	0.68	16

$26.53	15.94%	$144,315	1.35%	N/A	1.39%	0.53%	40%
23.92	10.68	159,271	1.35	N/A	1.43	0.28	24
22.06	10.38	126,461	1.35	N/A	1.47	0.61	29
21.04	(1.68)	129,474	1.35	N/A	1.48	0.66	14
21.79	19.01	112,417	1.46	N/A	1.48	0.43	16

$20.51	(1.38%)	$651,325	3.01%	2.37%	3.01%	(1.62%)	58%
20.96	4.33	858,821	2.80	2.39	2.80	(1.21)	63
20.09	15.36	731,894	3.57	2.46	3.57	(1.79)	72
19.04	(8.35)	493,751	5.64	2.47	5.64	(4.22)	75
22.65	14.72	676,756	4.33	2.42	4.33	(2.93)	65

$18.88	(1.65%)	$54,167	3.26%	2.62%	3.26%	(1.87%)	58%
19.36	4.09	88,103	3.05	2.64	3.05	(1.46)	63
18.60	15.07	97,417	3.82	2.71	3.82	(2.04)	72
17.79	(8.55)	94,459	5.89	2.72	5.89	(4.47)	75
21.33	14.41	211,372	4.57	2.66	4.57	(3.18)	65

$16.64	2.27%	$6,636,897	2.09%	1.34%	2.09%	(0.19%)	60%
16.27	6.83	6,361,628	2.23	1.37	2.23	(0.75)	54
15.23	4.10	6,403,404	2.51	1.41	2.51	(0.38)[4]	53
15.20	1.73	6,738,894	2.43	1.39	2.43	(0.92)	62
15.14	14.28	5,054,388	2.52	1.39	2.52	(0.81)	57

$16.31	2.00%	$118,905	2.34%	1.59%	2.34%	(0.44%)	60%
15.99	6.60	211,455	2.48	1.63	2.48	(1.00)	54
15.00	3.88	259,400	2.76	1.66	2.76	(0.63)[4]	53
15.01	1.41	300,586	2.68	1.64	2.68	(1.17)	62
15.00	13.99	294,249	2.77	1.64	2.77	(1.06)	57
[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.
[3]	Amount is less than $0.005 per share.
[4]	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.10) and $(0.13) for Institutional Class and Investor Class, respectively. The ratio of net investment loss would have been (0.66)% and (0.91)% for Institutional Class and Investor Class, respectively.

The accompanying notes are an integral part of the financial statements.

Annual Report 2018  |  89

BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)	Per Share Operating Performance

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)*		Net Realized and Unrealized Gain/ (Loss) on Investments	Net Increase/ (Decrease) in Net Assets Resulting from Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividend and Distributions to Shareholders	Redemption Fees*^
Boston Partners All-Cap Value Fund
Institutional Class
8/31/18	$25.57	$0.22		$3.20	$3.42	$(0.18)	$(0.95)	$(1.13)	$—
8/31/17	23.12	0.20		3.17	3.37	(0.27)	(0.65)	(0.92)	—
8/31/16	22.08	0.30		2.15	2.45	(0.30)	(1.11)	(1.41)	—
8/31/15	23.00	0.30		(0.08)	0.22	(0.22)	(0.92)	(1.14)	—
8/31/14	19.19	0.22		4.39	4.61	(0.18)	(0.62)	(0.80)	—
Investor Class
8/31/18	$25.42	$0.16		$3.18	$3.34	$(0.12)	$(0.95)	$(1.07)	$—
8/31/17	23.00	0.14		3.15	3.29	(0.22)	(0.65)	(0.87)	—
8/31/16	21.98	0.25		2.13	2.38	(0.25)	(1.11)	(1.36)	—
8/31/15	22.90	0.25		(0.08)	0.17	(0.17)	(0.92)	(1.09)	—
8/31/14	19.12	0.17		4.38	4.55	(0.15)	(0.62)	(0.77)	—
WPG Partners Small/Micro Cap Value Fund
Institutional Class
8/31/18	$16.13	$0.04		$2.50	$2.54	$(0.06)	$(1.09)	$(1.15)	$—
8/31/17	15.50	0.05		0.65	0.70	(0.07)	—	(0.07)	—
8/31/16	15.40	0.07		0.46	0.53	(0.10)	(0.33)	(0.43)	—
8/31/15	20.42	0.13		(2.84)	(2.71)	(0.13)	(2.18)	(2.31)	—	[4]
8/31/14	19.06	0.07		3.16	3.23	(0.02)	(1.85)	(1.87)	—
Boston Partners Global Equity Fund
Institutional Class
8/31/18	$17.39	$0.16		$1.56	$1.72	$(0.12)	$(0.26)	$(0.38)	$—
8/31/17	15.60	0.14		1.95	2.09	(0.30)	—	(0.30)	—
8/31/16	14.66	0.35	[5]	0.66	1.01	(0.05)	(0.02)	(0.07)	—
8/31/15	15.59	0.13		(0.40)	(0.27)	(0.14)	(0.52)	(0.66)	—
8/31/14	12.97	0.18		2.82	3.00	(0.02)	(0.36)	(0.38)	—
*	Calculated based on average shares outstanding, unless otherwise noted.
^	Effective January 1, 2016, the Funds do not impose a redemption fee. Prior to January 1, 2016, there was a 1.00% redemption fee on shares redeemed that were held 60 days or less on BP Global Equity Fund. The WPG Small/Micro Cap Value Fund had a 2.00% redemption fee on shares redeemed within 60 days of purchase. The redemption fees were retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS (CONTINUED)	Per Share Operating Performance

Net Asset Value, End of Period	Total Investment Return[1,2]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupment if any	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)	Ratio of Expenses to Average Net Assets Without Waivers, Reimbursements and Recoupments if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$27.86	13.70%	$1,853,976	0.80%	N/A	0.80%	0.83%	33%
25.57	14.88	1,370,288	0.80	N/A	0.88	0.83	27
23.12	11.68	1,016,106	0.77	N/A	0.96	1.41	30 [3]
22.08	0.88	793,098	0.70	N/A	0.95	1.32	33
23.00	24.52	736,475	0.70	N/A	0.94	1.05	26

$27.69	13.44%	$510,737	1.05%	N/A	1.05%	0.58%	33%
25.42	14.56	426,904	1.05	N/A	1.13	0.58	27
23.00	11.39	347,954	1.02	N/A	1.21	1.16	30 [3]
21.98	0.66	248,643	0.95	N/A	1.20	1.07	33
22.90	24.29	217,590	0.95	N/A	1.20	0.80	26

$17.52	16.16%	$32,436	1.09%	N/A	1.11%	0.23%	80%
16.13	4.50	30,781	1.10	N/A	1.29	0.30	78
15.50	3.74	33,929	1.10	N/A	1.55	0.47	62
15.40	(14.01)	36,461	1.10	N/A	1.41	0.78	80
20.42	17.46	46,008	1.36	N/A	1.42	0.35	75

$18.73	9.93%	$666,271	0.95%	N/A	1.03%	0.88%	80%
17.39	13.59	590,525	0.95	N/A	1.04	0.84	83
15.60	6.90	415,999	0.95	N/A	1.10	2.38 [5]	80
14.66	(1.75)	279,978	0.95	N/A	1.24	0.86	98
15.59	23.39	60,087	0.96	N/A	1.39	1.20	136
[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.
[3]	Portfolio turnover rate excludes securities delivered/received from processing redemptions/subscriptions in-kind.
[4]	Amount is less than $0.005.
[5]	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.18. The ratio of net investment income would have been 1.25%.

The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS (CONTINUED)	Per Share Operating Performance

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)*	Net Realized and Unrealized Gain/ (Loss) on Investments	Net Increase/ (Decrease) in Net Assets Resulting from Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividend and Distributions to Shareholders
Boston Partners Global Long/Short Fund
Institutional Class
8/31/18	$11.34	$(0.01)	$0.19	$0.18	$—	$—	$—
8/31/17	10.90	(0.11)	0.57	0.46	(0.02)	—	(0.02)
8/31/16	10.55	0.05 [7]	0.34	0.39	—	(0.04)	(0.04)
8/31/15	10.30	(0.13)	0.38	0.25	—	—	—
12/31/13** through 8/31/14	10.00	(0.14)	0.44	0.30	—	—	—
Investor Class
8/31/18	$11.25	$(0.04)	$0.19	$0.15	$—	$—	$—
8/31/17	10.85	(0.13)	0.54	0.41	(0.01)	—	(0.01)
8/31/16	10.51	0.02 [7]	0.36	0.38	—	(0.04)	(0.04)
8/31/15	10.29	(0.16)	0.38	0.22	—	—	—
4/11/14** through 8/31/14	9.86	(0.09)	0.52	0.43	—	—	—
Boston Partners Emerging Markets Long/Short Fund
Institutional Class
8/31/18	$12.12	$(0.05)	$(0.87)	$(0.92)	$(0.26)	$(0.45)	$(0.71)
8/31/17	11.15	(0.07)	1.96	1.89	(0.82)	(0.10)	(0.92)
12/15/15** through 8/31/16	10.00	(0.09)	1.24	1.15	—	—	—
Boston Partners Emerging Markets Fund
Institutional Class
10/17/17** through 8/31/18	$10.00	$0.05	$(0.86)	$(0.81)	$(0.06)	$—	$(0.06)
*	Calculated based on average shares outstanding, unless otherwise noted.
**	Commencement of operations.
^	Effective January 1, 2016, the Funds do not impose a redemption fee. Prior to January 1, 2016, there was a 1.00% redemption fee on shares redeemed that were held 60 days or less on BP Global Long/Short Fund. The redemption fees were retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS (CONCLUDED)	Per Share Operating Performance

Redemption Fees*^		Net Asset Value, End of Period	Total Investment Return[1,2]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupment if any	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)		Ratio of Expenses to Average Net Assets Without Waivers, Reimbursements and Recoupments if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$—		$11.52	1.59%	$913,237	2.34%	1.65%		2.34%	(0.11%)	85%
—		11.34	4.26	1,008,234	2.63	1.70		2.63	(0.94)	109
—	[4]	10.90	3.74	853,621	2.99	1.74		2.99	0.47 [7]	137
—	[4]	10.55	2.43	317,600	3.09	1.96		3.05	(1.27)	132
—	[4]	10.30	3.00	37,403	3.88 [5]	2.00	[5]	4.89 [5]	(2.04)[5]	72 [6]

$—		$11.40	1.33%	$23,987	2.59%	1.90%		2.59%	(0.36%)	85%
—		11.25	3.92	34,030	2.88	1.95		2.88	(1.17)	109
—	[4]	10.85	3.66	31,294	3.24	1.99		3.24	0.22 [7]	137
—	[4]	10.51	2.14	59,919	3.34	2.21		3.30	(1.52)	132
—	[4]	10.29	4.36	2,841	4.12 [5]	2.25	[5]	4.44 [5]	(2.28)[5]	72 [6]

$—		$10.49	(8.11%)	$58,245	2.00%	2.00%		2.37%	(0.47%)	222%
—		12.12	18.71	56,829	2.13	2.06		2.99	(0.60)	184
—		11.15	11.50	10,938	3.87 [5]	2.10	[5]	7.82 [5]	(1.26)[5]	229 [3,6]

$—		$9.13	(8.11%)	$8,296	1.10%[5]	N/A		2.95%[5]	0.58%[5]	146%[6]

[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.
[3]	Portfolio turnover rate excludes securities delivered/received from processing redemptions/subscriptions in-kind.
[4]	Amount is less than $0.005.
[5]	Annualized.
[6]	Not Annualized.
[7]	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $(0.09) and $(0.12) for Institutional Class and Investor Class, respectively. The ratio of net investment income (loss) would have been (0.88)% and (1.13)% for Institutional Class and Investor Class, respectively.

The accompanying notes are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS

August 31, 2018

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty active investment portfolios, including Boston Partners Small Cap Value Fund II (“BP Small Cap Value Fund II”), Boston Partners Long/Short Equity Fund (“BP Long/Short Equity Fund”), Boston Partners Long/Short Research Fund (“BP Long/Short Research Fund”), Boston Partners All-Cap Value Fund (“BP All-Cap Value Fund”), Boston Partners Global Equity Fund (“BP Global Equity Fund”), Boston Partners Global Long/Short Fund (“BP Global Long/Short Fund”), Boston Partners Emerging Markets Long/Short Fund (“BP Emerging Markets Long/Short Fund”) and Boston Partners Emerging Markets Fund (“BP Emerging Markets Fund”) (collectively the “BP Funds”), and WPG Partners Small/Micro Cap Value Fund (“WPG Small/Micro Cap Value Fund” and, collectively with the BP Funds, the “Funds”). As of the end of the reporting period, the Funds (other than the WPG Small/Micro Cap Value Fund, BP Emerging Markets Long/Short Fund, and BP Emerging Markets Fund) each offer two classes of shares, Institutional Class and Investor Class. As of the end of the reporting period, Investor Class shares of the BP Global Equity Fund have not been issued. The WPG Small/Micro Cap Value Fund, BP Emerging Markets Long/Short Fund, and BP Emerging Markets Fund are single class funds, offering only the Institutional Class of shares.

RBB has authorized capital of one hundred billion shares of common stock of which 87.023 billion shares are currently classified into one hundred and eighty-one classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of BP Small Cap Value Fund II and BP All-Cap Value Fund is to seek long-term growth of capital primarily through investment in equity securities. The investment objective of BP Global Equity Fund, BP Global/Long Short Fund, BP Emerging Markets Fund and BP Emerging Markets Long/Short Fund is to seek long-term capital growth. The investment objective of BP Long/Short Equity Fund is to seek long-term capital appreciation while reducing exposure to general equity market risk. The investment objective of WPG Small/Micro Cap Value Fund is to seek appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations. The investment objective of BP Long/Short Research Fund is to seek long-term total return.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 - “Financial Services-Investment Companies.”

The end of the reporting period for the Funds is August 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2018 (the “current fiscal period”).

PORTFOLIO VALUATION —Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m Eastern time) on each day the NYSE is open. Securities held by a Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies, if any, are valued based on the NAV of the investment companies (which may use fair value pricing as disclosed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2018

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 —	Prices are determined using quoted prices in active markets for identical securities.
•	Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 —	Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used to value each Fund’s investments as of the end of the reporting period is included in each Fund’s Portfolio of Investments.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Funds to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when a Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

Foreign securities that utilize international fair pricing are categorized as Level 2 in the hierarchy. For the BP Global Equity Fund, a security held as a long position with an end of period value of $6,998,043 transferred from Level 1 into Level 2. For the BP Global Long/Short Fund, a security held as a long position with an end of period value of $10,269,517 transferred from Level 1 into Level 2. These transfers occurred as a result of these securities being valued utilizing the international fair value pricing at August 31, 2018.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify or continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2018

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statements of Operations.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

CURRENCY RISK — The Funds invest in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Funds may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Funds’ NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Funds are determined on the basis of U.S. dollars, the Funds may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Funds’ holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Funds’ holdings in foreign securities.

EMERGING MARKETS RISK — The BP Emerging Markets Long/Short Fund and the BP Emerging Markets Fund invest in emerging market instruments which are subject to certain credit and market risks. The securities and currency markets of emerging market countries are generally smaller, less developed, less liquid and more volatile than the securities and currency markets of the United States and other developed markets. Disclosure and regulatory standards in many respects are less stringent than in other developed markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristics of more developed countries.

FOREIGN SECURITIES MARKET RISK — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

OPTIONS WRITTEN — The Funds may enter into options written for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on exchanges regulated by the Commodity Futures Trading Commission or on other non-U.S. exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write OTC options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. As of the end of the reporting period, all of the Funds’ written options are exchange-traded options.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2018

During the current fiscal period, the Funds’ average quarterly volume of options transactions was as follows:

FUND	PURCHASED OPTIONS (COST)	WRITTEN OPTIONS (PROCEEDS)
BP Long/Short Equity Fund	$35,645	$3,059,717
BP Global Long/Short Fund	—	1,228,849

SHORT SALES — When the investment adviser believes that a security is overvalued, the BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP Global Long/Short Fund and the BP Emerging Markets Long/Short Fund may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. A Fund will realize a gain if there is a decline in price of the security between those dates where the decline in price exceeds the costs of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them.

In accordance with the terms of its prime brokerage agreements, a Fund may receive rebate income or be charged a fee for borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as interest income or interest expense. During the current fiscal period, the BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP Global Long/Short Fund and the BP Emerging Markets Long/Short Fund had net income/(charges) of $(4,273,138), $19,815,201, $3,272,939 and $(497) respectively, on borrowed securities. Such amounts are included in prime broker interest income and prime broker interest expense on the Statements of Operations.

As of the end of the reporting period, BP Long/Short Equity Fund, BP Long/Short Research Fund and BP Global Long/Short Fund had securities sold short valued at $331,198,031, $3,069,117,514 and $431,667,599, respectively, for which securities of $229,487,356, $1,778,649,456 and $306,876,150 and deposits of $323,855,495, $3,046,106,682 and $435,116,312, respectively, were pledged as collateral.

In accordance with Special Custody and Pledge Agreements with Goldman Sachs & Co. (“Goldman Sachs”) (the Funds’ prime broker), BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Long/Short Fund may borrow from Goldman Sachs to the extent necessary to maintain required margin cash deposits on short positions. Interest on such borrowings is charged to the Fund based on the LIBOR rate plus an agreed upon spread.

The BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Long/Short Fund utilized cash borrowings from Goldman Sachs to meet required margin cash deposits as follows during the current fiscal period:

BP LONG/SHORT EQUITY FUND			BP LONG/SHORT RESEARCH FUND
DAYS UTILIZED	AVERAGE DAILY BORROWINGS	WEIGHTED AVERAGE INTEREST RATE	DAYS UTILIZED	AVERAGE DAILY BORROWINGS	WEIGHTED AVERAGE INTEREST RATE
281	EUR 667,019	0.02%	269	AUD 10,728,675	1.97%
54	JPY 13,586,371	0.42	249	CAD 6,109,705	1.65
345	USD 2,575,820	1.99	187	CHF 1,694,226	0.32
			181	DKK 5,712,645	0.06
			232	EUR 10,867,457	0.03
			213	GBP 7,101,964	0.86
			145	HKD 24,018,133	0.75
			228	JPY 868,107,281	0.41
			93	MXN 37,176,878	8.07
			196	NOK 56,577,421	0.97
			115	SEK 7,416,741	0.06
			365	SGD 1.76	0.00
			128	USD 15,191,871	1.97

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August 31, 2018

BP GLOBAL LONG/SHORT FUND			BP EMERGING MARKETS LONG/SHORT FUND
DAYS UTILIZED	AVERAGE DAILY BORROWINGS	WEIGHTED AVERAGE INTEREST RATE	DAYS UTILIZED	AVERAGE DAILY BORROWINGS	WEIGHTED AVERAGE INTEREST RATE
140	AUD 180,213	1.95%	55	DKK 38,190	0.06%
328	CAD 19,800	1.63	71	EUR 14,104	0.03
32	CHF 78,080	0.31	143	GBP 18,895	0.87
27	DKK 270,778	0.05	143	HKD 565,143	0.75
240	EUR 60,424	0.02	78	ILS 119,761	0.57
230	GBP 33,772	0.79	67	JPY 72,509	0.43
39	HKD 283,401	1.02	93	NOK 159,796	0.94
289	JPY 18,570,800	0.40	88	SGD 18,549	0.94
50	MXN 585,074	8.12	201	USD 109,988	2.15
74	SEK 530,632	0.05	89	ZAR 44,875	7.19
61	SGD 62,657	1.50
62	USD 1,784,039	1.87

The BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Long/Short Fund incurred interest expense during the current fiscal period on such borrowings, in the amount of $49,339, $436,628, $8,276 and $1,807, respectively.

CONTRACTS FOR DIFFERENCE — The BP Global Long/Short Fund, BP Long/Short Research Fund, BP Emerging Markets Long/Short Fund and BP Emerging Markets Fund (for this section only, each a “Fund”) may enter into Contracts for Differences (“CFDs”). CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this decline in value, and the margin call may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded OTC. CFDs are not registered with the Securities Exchange Commission or any U.S. regulator, and are not subject to U.S. regulation. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.

CFDs are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations. Periodic payments made or received are recorded as realized gains or losses. Entering into CFDs involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. CFDs outstanding at period end, if any, are listed on the Portfolio of Investments. As of the end of the reporting period, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Long/Short Fund had cash deposits for contracts for difference of $10,210,000, $1,070,000 and $2,479,844, respectively, which were pledged as collateral. In connection with CFDs, cash or securities may be segregated as collateral by the Funds’ custodian. As of the end of the reporting period, the BP Long/Short Research Fund, BP Global Long/Short Fund, BP Emerging Markets Long/Short Fund and the BP Emerging Markets Fund held CFDs.

During the current fiscal period, the average volume of CFDs was as follows:

FUND	NOTIONAL AMOUNT LONG	NOTIONAL AMOUNT SHORT
BP Long/Short Research Fund	$137,941,814	$116,897,279
BP Global Long/Short Fund	—	17,296,802
BP Emerging Markets Long/Short Fund	23,425,424	20,703,886
BP Emerging Markets Fund	2,050,138	N/A

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2018

The following is a summary of CFD’s that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements) as of the end of the reporting period:

		GROSS AMOUNT NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES				GROSS AMOUNT NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
FUND	GROSS AMOUNTS OF RECOGNIZED ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT[1]	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED[2]	NET AMOUNT[3]
BP Long/Short Research Fund
Goldman Sachs	$494,158	$(494,158)	$—	$—	$4,336,126	$(494,158)	$(1,190,000)	$2,651,968
Macquarie	737,834	(549,776)	—	188,058	549,776	(549,776)	—	—
Total	$1,231,992	$(1,043,934)	$—	$188,058	$4,885,902	$(1,043,934)	$(1,190,000)	$2,651,968
BP Global Long/Short Fund
Goldman Sachs	$35,834	$(35,834)	$—	$—	$296,929	$(35,834)	$(150,000)	$111,095
Macquarie	—	—	—	—	67,226	—	(67,226)	—
Total	$35,834	$(35,834)	$—	$—	$364,155	$(35,834)	$(217,226)	$111,095
BP Emerging Markets Long/Short Fund
Goldman Sachs	$786,491	$(458,240)	$—	$328,251	$458,240	$(458,240)	$—	$—
Macquarie	14,107	(14,107)	—	—	15,555	(14,107)	(1,448)	—
Morgan Stanley	18,760	(11,488)	—	7,272	11,488	(11,488)	—	—
Total	$819,358	$(483,835)	$—	$335,523	$485,283	$(483,835)	$(1,448)	$—
BP Emerging Markets Fund
Goldman Sachs	$29,335	$(12,319)	$—	$17,016	$12,319	$(12,319)	$—	$—
Total	$29,335	$(12,319)	$—	$17,016	$12,319	$(12,319)	$—	$—

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.
[2]	Actual collateral pledged may be more than the amount shown.
[3]	Net amount represents the net amount payable to the counterparty in the event of default.

2. INVESTMENT ADVISERS AND OTHER SERVICES

Boston Partners Global Investors, Inc. (“Boston Partners” or the “Adviser”) serves as the investment adviser to each Fund. Each Fund compensates the Adviser for its services at an annual rate based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Caps as applicable: acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after this date.

		EXPENSE CAPS
FUND	ADVISORY FEE	INSTITUTIONAL CLASS	INVESTOR CLASS
BP Small Cap Value Fund II	1.00%	1.10%	1.35%
BP Long/Short Equity Fund	2.25	2.50	2.75
BP Long/Short Research Fund	1.25	1.50	1.75
BP All-Cap Value Fund	0.70	0.80	1.05
WPG Partners Small/Micro Cap Value Fund*	0.80	1.10	N/A
BP Global Equity Fund	0.90	0.95	1.20
BP Global Long/Short Fund	1.50	2.00	2.25
BP Emerging Markets Long/Short Fund	1.85	2.00	N/A
BP Emerging Markets Fund	0.85	1.10	N/A

*	0.80% of net asset up to $500 million, 0.75% of net assets in excess of $500 million.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2018

The Adviser may recoup from each Fund (except BP Long/Short Equity Fund and BP All-Cap Value Fund) fees and expenses previously paid, waived, or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Funds’ operating expenses (excluding brokerage commissions, short sale dividend expense, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed the Expense Caps of each class of each Fund that were in effect at the time the fees and expenses were paid, waived, or absorbed by the Adviser, as well as the Expense Caps that are currently in effect, if different.

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

FUND	GROSS ADVISORY FEES	WAIVERS AND/OR REIMBURSEMENTS	RECOUPMENTS	NET ADVISORY FEES
BP Small Cap Value Fund II	$5,803,994	$(242,966)	$—	$5,561,028
BP Long/Short Equity Fund	20,267,197	—	—	20,267,197
BP Long/Short Research Fund	86,450,170	—	—	86,450,170
BP All-Cap Value Fund	14,590,790	(89,619)	—	14,501,171
WPG Partners Small/Micro Cap Value Fund	257,215	(5,324)	1,443	253,334
BP Global Equity Fund	5,763,735	(523,243)	—	5,240,492
BP Global Long/Short Fund	15,045,899	—	—	15,045,899
BP Emerging Markets Long/Short Fund	1,225,057	(245,314)	—	979,743
BP Emerging Markets Fund	62,077	(135,327)	—	(73,250)

As of the end of the reporting period, the Funds had amounts available for recoupment as follows:

	EXPIRATION
FUND	AUGUST 31, 2019	AUGUST 31, 2020	AUGUST 31, 2021	TOTAL
BP Small Cap Value Fund II	$404,770	$374,241	$242,966	$1,021,977
WPG Small/Micro Cap Value Fund	149,394	64,536	5,324	219,254
BP Global Equity Fund	502,669	407,721	523,243	1,433,633
BP Emerging Markets Long/Short Fund	192,417	220,693	245,314	658,424
BP Emerging Markets Fund	—	—	135,327	135,327

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services, please refer to the Statements of Operations.

The Board has approved a Distribution Agreement for the Funds and adopted separate Plans of Distribution for the Investor Class Shares of each BP Fund (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, Quasar Distributors, LLC (the “Underwriter”) is entitled to receive from each Fund a distribution fee with respect to the Investor Class Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Investor Class Shares. Amounts paid to the Distributor under the Plans may be used by the Distributor to cover expenses that are related to (i) the sale of the Investor Class Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Investor Class Shares, all as set forth in the Plans.

3. DIRECTOR’S AND OFFICER’S COMPENSATION

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary, and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. For Director’s and Officer’s compensation amounts, please refer to the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2018

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments and derivative transactions) of the Funds were as follows:

FUND	PURCHASES	SALES
BP Small Cap Value Fund II	$239,844,891	$223,697,649
BP Long/Short Equity Fund	507,915,019	879,816,058
BP Long/Short Research Fund	3,893,744,712	4,303,003,447
BP All-Cap Value Fund	1,003,361,187	670,846,904
WPG Partners Small/Micro Cap Value Fund	25,258,295	27,443,090
BP Global Equity Fund	506,635,857	491,103,803
BP Global Long/Short Fund	830,402,192	1,004,865,132
BP Emerging Markets Long/Short Fund	96,150,037	92,263,418
BP Emerging Markets Fund	16,716,783	8,973,919

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. CAPITAL SHARE TRANSACTIONS

As of the end of the reporting period, each class of each Fund has 100,000,000 shares of $0.001 par value common stock authorized except for the Institutional Class Shares of the BP Long/Short Research Fund, BP Global Long/Short Fund and WPG Small/Micro Cap Value Fund, which have 750,000,000 shares, 300,000,000 shares and 50,000,000 shares, respectively, of $0.001 par value common stock authorized.

6. RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by Boston Partners as applicable, based on policies and procedures established by the Board. Therefore, not all restricted securities are considered illiquid.

As of the end of the reporting period, the Funds did not hold any restricted securities that were illiquid.

7. FEDERAL INCOME TAX INFORMATION

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2018, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Fund were as follows:

FUND	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
BP Small Cap Value Fund II	$626,858,092	$173,769,964	$(26,816,444)	$146,953,520
BP Long/Short Equity Fund	612,710,757	205,685,159	(103,468,570)	102,216,589
BP Long/Short Research Fund	5,453,989,806	1,575,171,648	(733,158,149)	842,013,499
BP All-Cap Value Fund	2,092,707,225	580,503,030	(39,883,495)	540,619,535
WPG Small/Micro Cap Value Fund	37,144,732	6,214,986	(2,789,689)	3,425,297
BP Global Equity Fund	632,629,566	96,189,115	(19,980,609)	76,208,506
BP Global Long/Short Fund	823,961,746	152,994,198	(76,229,099)	76,765,099
BP Emerging Markets Long/Short Fund	58,478,537	2,282,339	(5,710,992)	(3,428,653)
BP Emerging Markets Fund	9,020,703	188,345	(1,093,160)	(904,815)

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying

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August 31, 2018

financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2018 were reclassified among the following accounts. They are primarily attributable to net investment loss, gains and losses on foreign currency transactions, tax reclassification of distributions received, capitalization of short sale dividends, investments in contract for differences and investments in partnerships and passive foreign investment companies.

FUND	UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	ACCUMULATED NET REALIZED GAIN/(LOSS) ON INVESTMENTS	PAID-IN CAPITAL
BP Small Cap Value Fund II	$13,421	$6,009	$(19,430)
BP Long/Short Equity Fund	13,350,000	(2,678,350)	(10,671,650)
BP Long/Short Research Fund	32,677,886	(32,659,078)	(18,808)
BP All-Cap Value Fund	19,006	(696)	(18,310)
WPG Small/Micro Cap Value Fund	16,098	(20,224)	4,126
BP Global Equity Fund	671,448	(646,266)	(25,182)
BP Global Long/Short Fund	8,827,381	(3,255,805)	(5,571,576)
BP Emerging Markets Long/Short Fund	(127,221)	211,548	(84,327)
BP Emerging Markets Fund	(33,973)	33,973	—

As of August 31, 2018, the components of distributable earnings on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARDS	QUALIFIED LATE-YEAR LOSS DEFERRAL	OTHER UNREALIZED	UNREALIZED APPRECIATION/ (DEPRECIATION)
BP Small Cap Value Fund II	$10,264,510	$20,286,557	$—	$—	$—	$146,953,494
BP Long/Short Equity Fund	—	43,198,509	—	(7,983,334)	(155,425)	102,280,097
BP Long/Short Research Fund	4,550,093	289,436,021	—	—	—	825,885,803
BP All-Cap Value Fund	12,186,352	71,942,347	—	—	—	540,619,653
WPG Small/Micro Cap Value Fund	1,613,852	207,833	—	—	—	3,425,297
BP Global Equity Fund	15,726,403	27,598,173	—	—	—	76,210,966
BP Global Long/Short Fund	—	16,526,690	—	—	—	76,783,496
BP Emerging Markets Long/Short Fund	—	318,894	—	(267,985)	—	(3,451,859)
BP Emerging Markets Fund	—	—	(101,624)	(6,031)	—	(906,125)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2018 and 2017 was as follows:

	2018			2017
FUND	ORDINARY INCOME	LONG-TERM GAINS	TOTAL	ORDINARY INCOME	LONG-TERM GAINS	TOTAL
BP Small Cap Value Fund II	$8,031,025	$16,669,970	$24,700,995	$3,651,331	$6,435,737	$10,087,068
BP Long/Short Equity Fund	—	7,509,053	7,509,053	—	—	—
BP Long/Short Research Fund	—	—	—	—	—	—
BP All-Cap Value Fund	25,614,028	56,027,939	81,641,967	24,914,603	28,573,626	53,488,229
WPG Small/Micro Cap Value Fund	1,314,493	808,840	2,123,333	151,830	—	151,830
BP Global Equity Fund	5,246,460	7,667,111	12,913,571	8,112,334	—	8,112,334
BP Global Long/Short Fund	—	—	—	—	1,888,200	1,888,200
BP Emerging Markets Long/Short Fund	3,252,965	106,833	3,359,798	898,181	—	898,181
BP Emerging Markets Fund	37,354	—	37,354	—	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2018, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2018.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2018

For the fiscal year ended August 31, 2018, the following Funds deferred to September 1, 2018, the following qualified late year losses.

FUND	LATE-YEAR ORDINARY LOSS DEFERRAL	POST-OCTOBER CAPITAL LOSS DEFERRAL
BP Small Cap Value Fund II	$—	$—
BP Long/Short Equity Fund	7,983,334	—
BP Long/Short Research Fund	—	—
BP All-Cap Value Fund	—	—
WPG Small/Micro Cap Value Fund	—	—
BP Global Equity Fund	—	—
BP Global Long/Short Fund	—	—
BP Emerging Markets Long/Short Fund	267,985	—
BP Emerging Markets Fund	6,031	—

Accumulated capital losses represent net capital loss carryforwards as of August 31, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

As of August 31, 2018, the BP Emerging Markets Fund had short-term post-enactment capital losses of $101,624. The capital losses can be carried forward for an unlimited period.

8. SECURITIES LENDING

Securities may be loaned to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board, is invested in short-term investments. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by Boston Partners to be of good standing and only when, in Boston Partners’ judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily. Investments purchased with proceeds from securities lending are overnight and continuous. During the current fiscal period, the Funds participated in securities lending. The market value of securities on loan and collateral as of the end of the reporting period and the income generated from the program during the current fiscal period with respect to such loans were as follows:

FUND	MARKET VALUE OF SECURITIES LOANED	MARKET VALUE OF COLLATERAL	INCOME RECEIVED FROM SECURITIES LENDING
BP Small Cap Value Fund II	$151,106,889	$154,014,226	$409,286
BP Long/Short Equity Fund	69,016,996	71,065,241	731,268
BP All-Cap Value Fund	260,924,700	267,098,957	499,930
WPG Small/Micro Cap Value Fund	7,941,707	8,119,241	83,578
BP Global Equity Fund	40,626,730	41,687,430	98,869

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NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

August 31, 2018

Securities lending transactions are entered into by the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of the Funds’ open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

				GROSS AMOUNT NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
FUND	GROSS AMOUNT OF RECOGNIZED ASSETS	GROSS AMOUNT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNT OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS[1]	CASH COLLATERAL RECEIVED	NET AMOUNT[2]
BP Small Cap Value Fund II	$151,106,889	$—	$151,106,889	$(151,106,889)	$—	$—
BP Long/Short Equity Fund	69,016,996	—	69,016,996	(69,016,996)	—	—
BP All-Cap Value Fund	260,924,700	—	260,924,700	(260,924,700)	—	—
WPG Small/Micro Cap Value Fund	7,941,707	—	7,941,707	(7,941,707)	—	—
BP Global Equity Fund	40,626,730	—	40,626,730	(40,626,730)	—	—

[1]	Amount disclosed is limited to the amount of assets presented in the Statement of Assets and Liabilities. Actual collateral received may be more than the amount shown.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Boston Partners Small Cap Value Fund II, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, Boston Partners All-Cap Value Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Global Equity Fund, Boston Partners Global Long/Short Fund, Boston Partners Emerging Markets Long/Short Fund and Boston Partners Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Boston Partners Small Cap Value Fund II, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, Boston Partners All-Cap Value Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Global Equity Fund, Boston Partners Global Long/Short Fund, Boston Partners Emerging Markets Long/Short Fund and Boston Partners Emerging Markets Fund (collectively referred to as the “Funds”) (nine of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the portfolios of investments, as of August 31, 2018, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (nine of the portfolios constituting The RBB Fund, Inc.) at August 31, 2018, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual portfolio constituting The RBB Fund, Inc.	Statements of operations	Statements of changes in net assets	Financial highlights
Boston Partners Small Cap Value Fund II Boston Partners Long/Short Equity Fund	For the year ended August 31, 2018	For each of the two years in the period ended August 31, 2018	For each of the five years in the period ended August 31, 2018
Boston Partners Long/Short Research Fund
Boston Partners All-Cap Value Fund
WPG Partners Small/Micro Cap Value Fund
Boston Partners Global Equity Fund
Boston Partners Global Long/Short Fund	For the year ended August 31, 2018	For each of the two years in the period ended August 31, 2018	For each of the four years in the period ended August 31, 2018 and the period December 31, 2013 (commencement of operations) to August 31, 2014
Boston Partners Emerging Markets Long/Short Fund	For the year ended August 31, 2018	For each of the two years in the period ended August 31, 2018	For each of the two years in the period ended August 31, 2018 and the period December 15, 2015 (commencement of operations) to August 31, 2016
Boston Partners Emerging Markets Fund	For the period October 17, 2017 (commencement of operations) to August 31, 2018	For the period October 17, 2017 (commencement of operations) to August 31, 2018	For the period October 17, 2017 (commencement of operations) to August 31, 2018

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONCLUDED)

management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Boston Partners investment companies since 2007.

Philadelphia, Pennsylvania

October 30, 2018

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SHAREHOLDER TAX INFORMATION

(UNAUDITED)

Certain tax information regarding each Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended August 31, 2018. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. During the fiscal year ended August 31, 2018, the following dividends and distributions were paid by each of the Funds:

	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
BP Small Cap Value Fund II	$8,031,025	$16,669,970
BP Long/Short Equity Fund	—	7,509,053
BP Long/Short Research Fund	—	—
BP All-Cap Value Fund	25,614,028	56,027,939
WPG Small/Micro Cap Value Fund	1,314,493	808,840
BP Global Equity Fund	5,246,460	7,667,111
BP Global Long/Short Fund	—	—
BP Emerging Markets Long/Short Fund	3,252,965	106,833
BP Emerging Markets Fund	37,354	—

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2018 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

BP Small Cap Value Fund II	62.66%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	0.00%
BP All-Cap Value Fund	100.00%
WPG Small/Micro Cap Value Fund	25.55%
BP Global Equity Fund	86.46%
BP Global Long/Short Fund	0.00%
BP Emerging Markets Long/Short Fund	21.78%
BP Emerging Markets Fund	100.00%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for each Fund is as follows:

BP Small Cap Value Fund II	60.38%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	0.00%
BP All-Cap Value Fund	95.86%
WPG Small/Micro Cap Value Fund	24.04%
BP Global Equity Fund	57.82%
BP Global Long/Short Fund	0.00%
BP Emerging Markets Long/Short Fund	0.00%
BP Emerging Markets Fund	6.10%

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

BP Small Cap Value Fund II	0.00%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	0.00%
BP All-Cap Value Fund	0.00%
WPG Small/Micro Cap Value Fund	0.00%
BP Global Equity Fund	0.91%
BP Global Long/Short Fund	0.00%
BP Emerging Markets Long/Short Fund	5.12%
BP Emerging Markets Fund	19.49%

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SHAREHOLDER TAX INFORMATION (CONCLUDED)

(UNAUDITED)

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

BP Small Cap Value Fund II	51.20%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	0.00%
BP All-Cap Value Fund	51.61%
WPG Small/Micro Cap Value Fund	91.79%
BP Global Equity Fund	23.54%
BP Global Long/Short Fund	0.00%
BP Emerging Markets Long/Short Fund	70.39%
BP Emerging Markets Fund	0.00%

Pursuant to Section 853 of the Internal Revenue Code, the following Portfolios elect to pass-through to shareholders the credit for taxes paid to eligible foreign countries, which may be less than the actual amount paid for financial statement purposes.

			PER SHARE
FUND	GROSS FOREIGN SOURCE INCOME	FOREIGN TAXES PASSTHROUGH	GROSS FOREIGN SOURCE INCOME	FOREIGN TAXES PASSTHROUGH	SHARES OUTSTANDING AT 8/31/2018
BP Emerging Markets Long/Short Fund	$771,328	$135,564	0.1388701747	0.0244069920	5,554,310
BP Emerging Markets Fund	106,189	11,414	0.1168230769	0.0125569730	908,977

Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2019.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

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OTHER INFORMATION

(UNAUDITED)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (888) 261-4073 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Boston Partners and the Company (the “Investment Advisory Agreement”) on behalf of the Boston Partners Small Cap Value Fund II, Boston Partners All-Cap Value Fund, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Global Equity Fund, Boston Partners Global Long/Short Fund, Boston Partners Emerging Markets Long/Short Fund, and the Boston Partners Emerging Markets Fund (each a “Fund” and together the “Funds”), at a meeting of the Board held on May 9-10, 2018 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangements. In approving the Investment Advisory Agreement, the Board considered information provided by Boston Partners with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Boston Partners, with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Boston Partners’ services provided to the Funds; (ii) descriptions of the experience and qualifications of Boston Partners personnel providing those services; (iii) Boston Partners’ investment philosophies and processes; (iv) Boston Partners’ assets under management and client descriptions; (v) Boston Partners’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Boston Partners’ current advisory fee arrangements with the Company and other similarly managed clients; (vii) Boston Partners’ compliance procedures; (viii) Boston Partners’ financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) report prepared by Broadridge/Lipper comparing each Fund’s management fees and total expense ratio to those each Fund’s respective Lipper Group and comparing the performance of each Fund to the performance of each Fund’s respective Lipper Group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Boston Partners. The Directors concluded that Boston Partners had substantial resources to provide services to the Funds and that Boston Partners’ services had been acceptable.

The Directors also considered the investment performance of the Funds. Information on the Funds’ investment performance was provided for the one-, three-, and five-year periods ended March 31, 2018, as applicable. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable.

In reaching this conclusion, the Directors noted that the Boston Partners All-Cap Value Fund outperformed its benchmark, the Russell 3000 Value Index for the year-to-date and one-year periods ended March 31, 2018. The Directors also noted that the Boston Partners All-Cap Value Fund ranked in the 1st quintile in both its Lipper Performance Group and Lipper Performance Universe for the, three- and five-year periods ended December 31, 2017.

The Directors noted that the Boston Partners Long/Short Equity Fund underperformed its primary benchmark, the S&P 500 Index, for the year-to-date and one-year periods ended March 31, 2018. The Directors noted that the Boston Partners Long/Short Equity Fund’s performance ranked in the 1st quintile in its Lipper Performance Group for the two-, three-, and four-year periods ended December 31, 2017, and ranked in the 1st quintile in its Lipper Performance Universe for the two- and three-year periods ended December 31, 2017.

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OTHER INFORMATION (CONCLUDED)

(UNAUDITED)

The Directors noted that the WPG Partners Small/Micro Cap Value Fund underperformed its primary benchmark, the Russell 2000 Value Index, for the year-to-date and one-year periods ended March 31, 2018. The Directors noted that the WPG Partners Small/Micro Cap Value Fund’s performance ranked in the 5th quintile in its Lipper Performance Universe for the two-, three-, four-year and five-year periods ended December 31, 2017.

Next, the Directors also reviewed the performance of the Boston Partners Long/Short Research Fund, noting that the Fund had underperformed its benchmark for the year-to-date, one-, three-, five- and since inception periods ended March 31, 2018. However, the Directors noted that the Boston Partners Long/Short Research Fund ranked within the 1st quintile in its Lipper Performance Group for each of the one-, three- and four-year periods ended December 31, 2017. In addition, the Directors noted that the Fund ranked in the 2nd quintile for the four- and five-year periods ended December 31, 2017 in its Lipper Performance Universe.

The Directors next reviewed the performance of the Boston Partners Small Cap Value Fund II, which outperformed its benchmark, the Russell 2000 Value Index, for the year-to-date, one-, three, five-, and since-inception periods ended March 31, 2018. In addition, the Directors noted that the Boston Partners Small Cap Value Fund ranked within the 1st quintile in its Lipper Performance Group for each of the three-, four-, and five-year periods ended December 31, 2017. In addition, the Directors noted that the Fund ranked in the 2nd quintile for the three-, four- and five-year periods ended December 31, 2017 in its Lipper Performance Universe.

The Directors also considered the performance of the Boston Partners Global Equity Fund, which outperformed its benchmark, the MSCI World Index, for the year-to-date, five-year and since- inception periods ended March 31, 2018. They also noted that Fund ranked in the 1st quintile for the three- and four-year periods ended December 31, 2017 in its Lipper Performance Group, and ranked in the 1st quintile for the three-year, four-year and five-year periods ended December 31, 2017 in its Lipper Performance Universe.

The Directors noted that the Boston Partners Global Long/Short Fund had underperformed its benchmark, the MSCI World Index, for the year-to-date, one-year, three-year, and since inception periods ended March 31, 2018. They noted that for the three-year, four-year and since-inception periods ended December 31, 2017, the Fund ranked in the 1st quintile in its Lipper Performance Group and ranked in the 3rd quintile for the three-year period ended December 31, 2017 in its Performance Universe.

The Directors then reviewed the performance of the Boston Partners Emerging Markets Long/Short Fund, which underperformed its benchmark, the MSCI Emerging Markets Index, for the year-to-date, one-year and three-year periods ended March 31, 2018. The Directors also noted that the Boston Partners Emerging Markets Long/Short Fund ranked in the 1st quintile in both its Lipper Performance Group and Lipper Performance Universe for the one-year, two-year and since-inception periods ended December 31, 2017.

Finally, the Directors noted that the Boston Partners Emerging Markets Equity Fund had underperformed its benchmark, the MSCI Emerging Markets Index, for the year-to-date and since inception periods ended March 31, 2018. They also noted that Fund ranked in the 4th quintile for the since-inception period ended December 31, 2017 in its Lipper Performance Group, and ranked in the 3rd quintile for the since-inception period ended December 31, 2017 in its Lipper Performance Universe.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreement. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that Boston Partners had contractually agreed to waive management fees and reimburse expenses through at least February 28, 2019 to limit total annual operating expenses to agreed upon levels for each Fund.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Boston Partners’ services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2019.

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COMPANY MANAGEMENT

(UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 1-888-261-4073.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	30	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	30	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003-2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	30	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Director	2006 to present	Since 1997, Consultant, financial services organizations.	30	Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 70	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	30	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	30	WisdomTree Investments, Inc. (asset management company); Fidelity National Information Services, Inc. (financial services technology company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	30	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	30	None

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DIRECTORS AND EXECUTIVE OFFICERS (CONTINUED)

OFFICERS

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 55	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present	Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 65	Assistant Treasurer	2016 to present	Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 47	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 39	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 30 portfolios of the Company.
1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.
2.	Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

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DIRECTORS AND EXECUTIVE OFFICERS (CONCLUDED)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment services industry.

Annual Report 2018  |  113

BOSTON PARTNERS INVESTMENT FUNDS

PRIVACY NOTICE

(UNAUDITED)

FACTS	WHAT DO THE BOSTON PARTNERS INVESTMENT FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•     Social Security number

•     account balances

•     account transactions

•     transaction history

•     wire transfer instructions

•     checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Boston Partners Investment Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Boston Partners Investment Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	Yes
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (888) 261-4073 or go to www.boston-partners.com

114  |  Annual Report 2018

BOSTON PARTNERS INVESTMENT FUNDS

PRIVACY NOTICE (CONTINUED)

(UNAUDITED)

What we do
How do the Boston Partners Investment Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Boston Partners Investment Funds collect my personal information?

We collect your personal information, for example, when you

•     open an account

•     provide account information

•     give us your contact information

•     make a wire transfer

•     tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•     sharing for affiliates’ everyday business purposes-information about your creditworthiness

•     affiliates from using your information to market to you

•     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

•     Check whether we hold personal information about you and to access such data (in accordance with our policy)

•     Request the correction of personal information about you that is inaccurate

•     Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

•     Request the erasure of your personal information

•     Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-888-261-4073.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

Annual Report 2018  |  115

BOSTON PARTNERS INVESTMENT FUNDS

PRIVACY NOTICE (CONCLUDED)

(UNAUDITED)

What we do (continued)
European Union’s General Data Protection Regulation (continued)	The Boston Partners Investment Funds shall retain your personal data for as long as you are an investor in the Funds and thereafter as long as necessary to comply with applicable laws that require the Funds to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Funds may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Funds do take the security of your personal data seriously.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include:

•     ORIX Corporation.

•     Robeco Investment Management, Inc.

•     Robeco Securities, LLC

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•     The Boston Partners Investment Funds don’t share with nonaffiliates so they can market to you. The Boston Partners Investment Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•     The Boston Partners Investment Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

Controller	“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

116  |  Annual Report 2018

INVESTMENT ADVISER
Boston Partners Global Investors, Inc.
909 Third Avenue, 32nd Floor
New York, NY 10022

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

PRINCIPAL UNDERWRITER
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202
CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

LEGAL COUNSEL
Drinker Biddle & Reath LLP
OneLogan Square, Ste. 2000
Philadelphia, PA 19103-6996

BOS-AR18

Campbell Dynamic Trend Fund

of

THE RBB FUND, INC.

Annual Report

August 31, 2018

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Campbell Dynamic Trend Fund

Annual Investment Adviser’s Report

(Unaudited)

The Campbell Dynamic Trend Fund’s primary objective is to seek capital appreciation by exploiting the tendency of asset markets to exhibit persistent trends. The Fund trades across global futures and forward markets and can be either long or short, which may result in a low long-term correlation to traditional investments.

PERFORMANCE OF THE FUND

Name	12 Month Return September 1, 2017 Through August 31, 2018	Inception- To-Date Annualized Return*
Campbell Dynamic Trend Fund - Institutional	2.01%	-1.92%
Bank of America Merrill Lynch 3-Month Treasury Bill Index	1.52%	0.61%
Barclay BTOP50 Index	-1.10%	-2.42%
SG Trend Index	2.08%	-1.73%
MSCI World Index	13.66%	9.50%

*	Inception date of the Fund is December 31, 2014.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-800-698-7235. Performance would have been lower without fee waivers in effect. As of the most recent prospectus, the gross expense ratio for the Fund is 3.47%.

Returns of the Fund’s shares for fiscal year ended August 31, 2018 are shown in the table above, along with the performance of several industry benchmarks, the 3-month Treasury-Bill Index and the MSCI World Index. The Dynamic Trend Program* (the “Program”) portion of the Fund uses trend following techniques across multiple time horizons to trade approximately 80 markets in four major asset classes. The Program seeks to identify trends as measured by the historical movement of prices over a given time period and establish positions to profit from their continuation. The Program finished its fiscal year with positive performance in Equity Indices and Commodities and negative performance in Fixed Income and Foreign Exchange (FX).

The rally in global stocks led to sizable gains for the Program, which maintained a net long position throughout the fiscal year and profited as prices moved higher. Net long exposure to energies also led to profits, as the portfolio was well-positioned for price appreciation across the crude complex. On the negative side, a lack of persistent trends in FX and long-term fixed income throughout the year created a difficult environment for trend strategies and led to losses in the Program.

Contrary to the prior fiscal year, where Medium-Term (1-3 months) and Long-Term (greater than 3 months) strategies struggled in the Program, this fiscal year saw gains across time horizons, with both Medium-Term and Long-Term profiting.

FISCAL YEAR 2018 HIGHLIGHTS

Trend following continues to be in focus for our research team, with additional focus on continued enhancements to the risk framework. As you may recall, in November 2016, the risk targeting methodology of the Program changed from constant risk targeting to dynamic risk targeting. This new risk management method is designed specifically

1

Campbell Dynamic Trend Fund

Annual Investment Adviser’s Report (Continued)

(Unaudited)

to complement long exposure to equities, represented by the S&P 500 Index. The new system allows the Program to quickly respond to changing volatility environments by aligning portfolio volatility with equity volatility. The idea is that the framework will increase the portfolio’s target risk level during equity crises and help to maximize trend’s impact on investors’ portfolios when it’s needed the most.

So far in 2018, risk in the Program has been on the lower end of the volatility band, which is set at approximately 5% annual volatility, due to the relatively high correlation between the Program’s trend strategy and the S&P 500. This is a good example of the more “defensive” risk posture of the dynamic targeting system, where the lower volatility of the Program recognizes that trend is contributing less diversification benefit due to the high correlation with equities.

This new framework has been a very active area of research for Campbell over the past few years and we have been implementing variations of the system across both institutional and private investor channels. Should you have any questions on these developments or anything else regarding the Fund, please feel free to reach out; we welcome the opportunity to share further details and look forward to speaking with you during the coming year.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

RISK CONSIDERATIONS

Managed futures employ leverage; they are speculative investments that are subject to a significant amount of market risk and they are not appropriate for all investors. Although adding managed futures to a portfolio may provide diversification, managed futures are not a perfect hedging mechanism; there is no guarantee that managed futures will appreciate during periods of inflation or stock and bond market declines.

*The Fund pursues its investment objective by (i) investing its assets pursuant to the Campbell Dynamic Trend Program; (ii) allocating up to 25% of its assets in its wholly-owned subsidiary, Campbell Dynamic Offshore Limited (the “Subsidiary”), which is organized under the laws of the Cayman Islands and employs the Manager’s Campbell Dynamic Trend Program (as described below), and (iii) allocating the remainder of its assets directly in a portfolio of investment grade securities (including government securities) for cash management purposes. Securities rated in the four highest categories by the ratings agencies are considered investment grade. The Fund is non-diversified which means it may be invested in fewer securities at any one time than a diversified fund.

The Fund’s investment activities involve a significant degree of risk and are suitable only for investors with a high tolerance for investment risk including the possible loss of principal. The Fund may invest in commodities, futures, forwards, options, swaps and other derivatives based on fixed income securities which are subject to credit and interest rate risk. Foreign currencies and emerging markets involves certain risks such as currency volatility, political and social instability and reduced market liquidity.

To the extent that the investment advisor misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives, and its ability to anticipate price movements in relevant markets, underlying derivative instruments and futures contracts.

The Fund intends to elect to be treated and to qualify each year, as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code. To maintain qualification for federal income tax purposes as a regulated investment company under the Code, the Fund must meet certain source-of-income, asset diversification and distribution of its income requirements. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns.

2

Campbell Dynamic Trend Fund

Annual Investment Adviser’s Report (Concluded)

(Unaudited)

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. The index portfolio is equally weighted among the selected programs at the beginning of each calendar year and rebalanced annually.

The SG Trend Index is equal-weighted and reconstituted annually. The index calculates the net daily rate of return for a pool of trend following based hedge fund managers.

The MSCI World Index captures large and mid-cap representation across 23 developed markets countries.

S&P 500 Index (total return): The 500 stocks in the S&P 500 are chosen by Standard & Poor’s based on industry representation, liquidity and stability. The stocks in the S&P 500 are not the 500 largest companies, rather the Index is designed to capture the returns of many different sectors of the U.S. economy. This calculation includes reinvestment of dividends and distributions.

Each index is unmanaged and not available for direct investment.

Volatility (Standard Deviation): Standard Deviation is a risk statistic used to measure the degree of variation of returns around the mean return.

The Fund is distributed by Quasar Distributors, LLC.

3

Campbell Dynamic Trend Fund

Annual Report
Performance Data
August 31, 2018 (Unaudited)

Comparison of Change in Value of $10,000 Investment in
Campbell Dynamic Trend Fund vs. Barclay BTOP50 Index

This chart assumes a hypothetical $10,000 initial investment in the Fund is made on December 31, 2014 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Barclay BTOP50 Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods Ended august 31, 2018
	ONE YEAR	THREE YEAR	SINCE INCEPTION*
Campbell Dynamic Trend Fund	2.01%	-1.38%	-1.92%
Barclay BTOP50 Index**	-1.10%	-2.07%	-2.42%

*	Inception date of the Fund is December 31, 2014.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual operating expense ratio, as stated in the current prospectus dated December 31, 2017, is 3.47% and the Fund’s net operating expense ratio is 1.27%. Campbell & Company Investment Adviser LLC has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.25%

4

Campbell Dynamic Trend Fund

Annual Report
Performance Data (Concluded)
August 31, 2018 (Unaudited)

of the Fund’s average daily net assets. This contractual limitation is in effect until December 31, 2019 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should be read carefully before investing.

The Fund intends to elect to be treated and to qualify each year, as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code (“Code”). To maintain qualification for federal income tax purposes as a RIC under the Code, the Fund must meet certain source-of-income, asset diversification and distribution of its income requirements. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns.

The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading adviser programs, as measured by assets under management, are selected for inclusion in the BTOP50. The index portfolio is equally weighted among the selected programs at the beginning of each calendar year and rebalanced annually. It is impossible to invest directly in an index.

Portfolio composition is subject to change.

5

Campbell Dynamic Trend Fund

Fund Expense Examples

August 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2018 through August 31, 2018, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period *	Annualized Expense Ratio	Actual Six- Month Total Investment Return for the Fund
Actual	$ 1,000.00	$ 1,007.80	$ 6.33	1.25%	0.78%
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.36	1.25	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio for the period March 1, 2018 to August 31, 2018, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The Fund’s ending account values on the first line in the tables is based on the actual six-month total investment return for the Fund.

6

Campbell Dynamic Trend Fund

Consolidated Portfolio Holdings Summary Table

August 31, 2018 (Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund at August 31, 2018:

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	80.7%	$19,288,210
OTHER ASSETS IN EXCESS OF LIABILITIES (including futures and forward foreign currency contracts)	19.3	4,618,031
NET ASSETS	100.0%	$23,906,241

The Fund seeks to achieve its investment objective by allocating its assets among derivatives and fixed income securities.

As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of U.S. Treasuries or short-term investments.

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.

7

Campbell Dynamic Trend Fund

Consolidated Portfolio of Investments

August 31, 2018

	Coupon*	Maturity Date	Par	Value
Short-Term Investments — 80.7%
U.S. Treasury Obligations — 80.7%
United States Treasury Bill	1.874%	09/27/18	$3,315,000	$3,310,976
United States Treasury Bill	1.947%	10/25/18	3,185,000	3,176,026
United States Treasury Bill	2.034%	11/23/18	3,875,000	3,857,326
United States Treasury Bill	2.070%	12/20/18	2,815,000	2,797,597
United States Treasury Bill	2.112%	01/17/19	2,520,000	2,499,612
United States Treasury Bill	2.167%	02/21/19	3,685,000	3,646,673
				19,288,210
TOTAL SHORT-TERM INVESTMENTS
(Cost $19,288,693)				19,288,210

Total Investments — 80.7%
(Cost $19,288,693)				19,288,210

Other Assets in Excess of Liabilities — 19.3%				4,618,031
Net Assets — 100.0%				$23,906,241

*	Short-term investments reflect the annualized yield on the date of purchase for discounted investments.

The accompanying notes are an integral part of the consolidated financial statements.

8

Campbell Dynamic Trend Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2018

Futures contracts outstanding as of August 31, 2018 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
10 Year Mini Japanese Government Bond	Sep-18	59	$5,310,053	$(31,755)
3-Month Euro Euribor	Sep-19	177	51,363,304	(3,673)
90-DAY Bank Bill	Dec-18	47	33,788,398	805
Amsterdam Index	Sep-18	7	907,105	(8,042)
Australian 10-Year Bond	Sep-18	14	1,006,463	3,307
Australian 3-Year Bond	Sep-18	64	4,600,973	7,086
Brent Crude	Dec-18	7	541,800	9,648
CAC40 10 Euro	Sep-18	11	690,189	(3,108)
Canadian 10-Year Bond	Dec-18	2	153,257	793
Cattle Feeder Futures	Oct-18	1	74,565	247
DAX Index	Sep-18	1	358,368	(11,522)
DJIA Mini E-CBOT	Sep-18	6	779,640	28,887
Euro BUXL 30-Year Bond Futures	Dec-18	3	348,226	9,050
Euro Stoxx 50	Sep-18	13	511,393	(6,924)
Euro-Bobl	Dec-18	18	2,089,355	7,082
Euro-Bund	Dec-18	10	1,160,753	7,881
Euro-Oat	Dec-18	22	2,553,656	3,804
Euro-Schatz	Dec-18	45	5,223,387	1,252
FTSE 100 Index	Sep-18	7	673,737	(7,942)
FTSE/JSE TOP 40	Sep-18	7	248,670	1,391
Gasoline RBOB	Oct-18	5	419,370	16,885
Hang Seng Index	Sep-18	1	176,875	(723)
IBEX 35 Index	Sep-18	2	217,901	(3,593)
London Metals Exchange Aluminum	Sep-18	3	158,213	(46)
London Metals Exchange Aluminum	Dec-18	1	53,275	(693)
London Metals Exchange Copper	Sep-18	5	746,750	(81,722)
London Metals Exchange Nickel	Sep-18	7	534,240	(89,705)
London Metals Exchange Nickel	Dec-18	3	230,796	(21,770)
London Metals Exchange Zinc	Sep-18	7	431,244	(42,863)
London Metals Exchange Zinc	Dec-18	2	122,700	(4,443)
Long Gilt	Dec-18	7	907,512	(553)
Low Sulphur Gasoil G Futures	Oct-18	10	692,000	23,583
MSCI Taiwan Index	Sep-18	22	907,500	15,418
Nasdaq 100 E-Mini	Sep-18	4	612,900	41,667
Natural Gas	Oct-18	1	29,200	(332)
Nikkie 225 (Osaka Securities Exchange)	Sep-18	7	719,310	5,081
OMX Stockholm 30 Index	Sep-18	41	743,099	18,227
Russell 2000 E-Mini	Sep-18	10	870,300	39,669
S&P 500 E-Mini	Sep-18	7	1,015,735	43,020
S&P Mid 400 E-Mini	Sep-18	4	818,240	27,902
S&P/TSX 60 Index	Sep-18	6	887,448	(1,161)
SPI 200 Index	Sep-18	9	1,019,691	23,745
Topix Index	Sep-18	3	468,050	(13,339)
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-18	3	364,083	(1,614)
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Dec-18	4	442,570	(2,788)
WTI Crude	Oct-18	7	488,600	24,063
				$22,182

The accompanying notes are an integral part of the consolidated financial statements.

9

Campbell Dynamic Trend Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2018

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
90-Day Euro	Sep-19	144	$(36,000,000)	$(8,600)
90-Day Sterling	Sep-19	9	(1,458,501)	(76)
Cocoa	Dec-18	6	(140,160)	(12,128)
Coffee	Dec-18	18	(687,150)	69,527
Corn	Dec-18	16	(292,000)	10,904
Cotton No.2	Dec-18	1	(41,110)	67
Gold 100 Oz	Dec-18	7	(844,690)	17,893
Lean Hogs	Oct-18	8	(161,360)	4,606
Live Cattle	Oct-18	5	(217,552)	(2,065)
London Metals Exchange Aluminum	Sep-18	3	(158,213)	(4,818)
London Metals Exchange Aluminum	Dec-18	5	(266,375)	(4,041)
London Metals Exchange Copper	Sep-18	5	(746,750)	61,457
London Metals Exchange Copper	Dec-18	2	(298,888)	14,316
London Metals Exchange Nickel	Sep-18	7	(534,240)	53,299
London Metals Exchange Zinc	Sep-18	7	(431,244)	46,842
London Metals Exchange Zinc	Dec-18	6	(368,100)	16,993
MSCI Singapore Exchange ETS	Sep-18	3	(79,385)	386
Platinum	Oct-18	10	(393,550)	25,926
Silver	Dec-18	5	(363,900)	3,938
Soybean	Nov-18	12	(506,100)	14,303
Sugar No. 11 (World)	Oct-18	35	(415,520)	10,635
U.S. Treasury 10-Year Notes	Dec-18	23	(2,306,383)	(554)
U.S. Treasury 5-Year Notes	Dec-18	62	(6,166,627)	(2,034)
U.S. Treasury 2-Year Notes	Dec-18	107	(20,901,208)	(5,121)
Wheat	Dec-18	4	(109,100)	690
				$312,345
Total Futures Contracts				$334,527

The accompanying notes are an integral part of the consolidated financial statements.

10

Campbell Dynamic Trend Fund

Consolidated Portfolio of Investments (Concluded)

August 31, 2018

Forward foreign currency contracts outstanding as of August 31, 2018 were as follows:

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	2,250,000	USD	1,662,720	Sep 19 2018	UBS	$(45,232)
CAD	3,550,000	USD	2,724,421	Sep 19 2018	UBS	(3,149)
CHF	950,000	USD	966,082	Sep 19 2018	UBS	15,642
EUR	1,700,000	USD	1,990,726	Sep 19 2018	UBS	(14,705)
GBP	800,000	USD	1,045,221	Sep 19 2018	UBS	(7,279)
JPY	157,500,000	USD	1,422,755	Sep 19 2018	UBS	(3,388)
NOK	10,500,000	USD	1,296,982	Sep 19 2018	UBS	(43,967)
NZD	2,400,000	USD	1,626,549	Sep 19 2018	UBS	(38,718)
SEK	4,800,000	USD	545,801	Sep 19 2018	UBS	(20,168)
USD	2,933,047	AUD	3,950,000	Sep 19 2018	UBS	93,457
USD	4,624,045	CAD	6,050,000	Sep 19 2018	UBS	(13,616)
USD	1,572,874	CHF	1,550,000	Sep 19 2018	UBS	(28,886)
USD	2,750,425	EUR	2,350,000	Sep 19 2018	UBS	18,868
USD	3,683,046	GBP	2,800,000	Sep 19 2018	UBS	50,251
USD	3,788,355	JPY	418,500,000	Sep 19 2018	UBS	16,894
USD	2,265,111	NOK	18,750,000	Sep 19 2018	UBS	27,584
USD	3,177,216	NZD	4,650,000	Sep 19 2018	UBS	100,792
USD	2,322,124	SEK	20,550,000	Sep 19 2018	UBS	71,760
Total Forward Foreign Currency Contracts						$176,140

AUD	Australian Dollar	JPY	Japanese Yen
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Franc	NZD	New Zealand Dollar
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	USD	United States Dollar

The accompanying notes are an integral part of the consolidated financial statements.

11

Campbell Dynamic Trend Fund

Consolidated Statement of Assets and Liabilities

August 31, 2018

ASSETS
Investments, at value (cost $19,288,693)	$19,288,210
Cash	2,022,743
Deposits with brokers:
Forward foreign currency contracts	1,060,000
Futures contracts	1,139,375
Unrealized appreciation on futures contracts	712,275
Unrealized appreciation on forward foreign currency contracts	395,248
Prepaid expenses and other assets	11,215
Total assets	24,629,066
LIABILITIES
Due to broker	39,534
Payables for:
Advisory fees	10,857
Unrealized depreciation on futures contracts	377,748
Unrealized depreciation on forward foreign currency contracts	219,108
Other accrued expenses and liabilities	75,578
Total liabilities	722,825
Net assets	$23,906,241
NET ASSETS CONSIST OF:
Par value	$2,660
Paid-in capital	23,467,549
Accumulated net investment income/(loss)	(107,454)
Accumulated net realized gain/(loss) from investments, futures contracts, foreign currency transactions and forward foreign currency contracts	33,782
Net unrealized appreciation/(depreciation) on investments, futures contracts, foreign currency translations and forward foreign currency contracts	509,704
Net assets	$23,906,241
CAPITAL SHARES:
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	2,660,126
Net asset value, offering and redemption price per share	$8.99

The accompanying notes are an integral part of the consolidated financial statements.

12

Campbell Dynamic Trend Fund

Consolidated Statement of Operations

For The year Ended

August 31, 2018

INVESTMENT INCOME
Interest	$163,671
Total investment income	163,671
EXPENSES
Advisory fees (Note 2)	129,888
Audit and tax service fees	54,015
Administration and accounting services fees (Note 2)	44,647
Registration and filing fees	22,581
Legal fees	19,977
Officer’s fees	8,798
Director’s fees	6,565
Transfer agent fees (Note 2)	4,236
Printing and shareholder reporting fees	2,958
Custodian fees (Note 2)	2,284
Other expenses	9,612
Total expenses before waivers and reimbursements	305,561
Less: waivers and reimbursements (Note 2)	(149,574)
Net expenses after waivers and reimbursements	155,987
Net investment income/(loss)	7,684
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(149)
Futures contracts	244,169
Foreign currency transactions	(715)
Forward foreign currency contracts	(216,763)
Net change in unrealized appreciation/(depreciation) on:
Investments	(639)
Futures contracts	223,740
Foreign currency translations	(465)
Forward foreign currency contracts	159,398
Net realized and unrealized gain/(loss) from investments	408,576
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$416,260

The accompanying notes are an integral part of the consolidated financial statements.

13

Campbell Dynamic Trend Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Increase/(Decrease) in Net Assets From Operations:
Net investment income/(loss)	$7,684	$(72,695)
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions and forward foreign currency contracts	26,542	(215,793)
Net change in unrealized appreciation/(depreciation) on investments, future contracts, foreign currency translation and forward foreign currency contracts	382,034	35,318
Net increase/(decrease) in net assets resulting from operations	416,260	(253,170)

Dividends and Distributions to Shareholders From:
Net realized capital gains	(204,171)	—
Net decrease in net assets from dividends and distributions to shareholders	(204,171)	—

Capital Share Transactions:
Proceeds from shares sold	14,357,238	—
Proceeds from reinvestment of distributions	204,171	—
Net increase/(decrease) in net assets from capital share transactions	14,561,409	—
Total increase/(decrease) in net assets	14,773,498	(253,170)

Net Assets:
Beginning of period	9,132,743	9,385,913
End of period	$23,906,241	$9,132,743
Accumulated net investment income/(loss), end of period	$(107,454)	$(27,702)

Share Transactions:
Shares sold	1,624,061	—
Shares reinvested	22,660	—
Net increase/(decrease) in shares outstanding	1,646,721	—

The accompanying notes are an integral part of the consolidated financial statements.

14

Campbell Dynamic Trend Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	For the year ended august 31, 2018		For the Year Ended August 31, 2017		For the Year Ended August 31, 2016	For the Period Ended August 31, 2015(1)
Per Share Operating Performance
Net asset value, beginning of period	$9.01		$9.26		$9.71	$10.00
Net investment income/(loss)(2)	0.01		(0.07)		(0.11)	(0.08)
Net realized and unrealized gain/(loss) from investments	0.17		(0.18)		(0.21)	(0.21)
Net increase/(decrease) in net assets resulting from operations	0.18		(0.25)		(0.32)	(0.29)
Dividends and distributions to shareholders from:
Net realized capital gains	(0.20)		—		(0.13)	—
Total dividends and distributions to shareholders	(0.20)		—		(0.13)	—
Net asset value, end of period	$8.99		$9.01		$9.26	$9.71
Total investment return(3)	2.01%		(2.70)%		(3.36)%	(2.90	)%(6)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$23,906		$9,133		$9,386	$9,715
Ratio of expenses to average net assets with waivers and reimbursements	1.25	%(4)	1.27	%(4)	1.25%	1.26	%(4)(5)
Ratio of expenses to average net assets without waivers and reimbursements	2.46%		3.47%		4.04%	4.39	%(5)
Ratio of net investment income/(loss) to average net assets	0.06%		(0.80)%		(1.13)%	(1.25	)%(5)
Portfolio turnover rate	0.00%		0.00%		0.00%	0.00	%(6)

(1)	The Fund commenced investment operations on December 31, 2014.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Expense ratio includes interest expense. Excluding such interest expense, the ratio of expenses to average net assets would be 1.25%.
(5)	Annualized.
(6)	Not annualized.

The accompanying notes are an integral part of the consolidated financial statements.

15

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements

August 31, 2018

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty active investment portfolios, including the Campbell Dynamic Trend Fund (the “Fund”), which commenced investment operations on December 31, 2014.

RBB has authorized capital of one hundred billion shares of common stock of which 87.023 billion shares are currently classified into one hundred and eighty-one classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective is to seek capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

The end of the reporting period for the Fund is August 31, 2018, and the period covered by these Notes to Consolidated Financial Statements is the fiscal period ended August 31, 2018 (the “current fiscal period”).

Consolidation of Subsidiary — The Adviser’s Campbell Dynamic Trend Program will be achieved by the Fund investing up to 25% of its total assets in the Campbell Core Offshore Limited (the “Subsidiary”), a wholly-owned and controlled subsidiary for the Fund organized under the laws of the Cayman Islands. The consolidated financial statements of the Fund include the financial statements of the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest (greater than 50%). All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Subsidiary were $963,542, which represented 4.03% of the Fund’s net assets.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Forward currency exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

16

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

●	Level 3 – Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Short-Term Investments	$19,288,210	$19,288,210	$—	$—
Commodity Contracts
Futures Contracts	425,821	425,821	—	—
Equity Contracts
Futures Contracts	245,394	245,394	—	—
Interest Rate Contracts
Futures Contracts	41,060	41,060	—	—
Foreign Exchange Contracts
Forward Foreign Currency Contracts	395,248	—	395,248	—
Total Assets	$20,395,733	$20,000,485	$395,248	$—

	Total	Level 1	Level 2	Level 3
Short-Term Investments	$—	$—	$—	$—
Commodity Contracts
Futures Contracts	(264,626)	(264,626)	—	—
Equity Contracts
Futures Contracts	(56,354)	(56,354)	—	—
Interest Rate Contracts
Futures Contracts	(56,768)	(56,768)	—	—
Foreign Exchange Contracts
Forward Foreign Currency Contracts	(219,108)	—	(219,108)	—
Total Liabilities	$(596,856)	$(377,748)	$(219,108)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2

17

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no transfers between Levels 1, 2 and 3.

Disclosures about Derivative Instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies and commodities (through investment in the Subsidiary), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

The following table lists the fair values of the Fund’s derivative holdings as of the end of the reporting period, grouped by contract type and risk exposure category.

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Asset Derivatives
Futures Contracts (a)	Unrealized appreciation on futures contracts	$425,821	$245,394	$41,060	$—	$712,275
Forward Contracts (a)	Unrealized appreciation on forward foreign currency contracts	—	—	—	395,248	395,248
Total Value - Assets		$425,821	$245,394	$41,060	$395,248	$1,107,523

Liability Derivatives
Futures Contracts (a)	Unrealized depreciation on futures contracts	$(264,626)	$(56,354)	$(56,768)	$—	$(377,748)
Forward Contracts (a)	Unrealized depreciation on forward foreign currency contracts	—	—	—	(219,108)	(219,108)
Total Value - Liabilities		$(264,626)	$(56,354)	$(56,768)	$(219,108)	$(596,856)

(a)	This amount represents the cumulative appreciation/(depreciation) of forward and futures contracts as reported in the Consolidated Portfolio of Investments.

18

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

Derivative Type	Consolidated Statement of Operations Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Realized Gain/(Loss)
Futures Contracts	Net realized gain/ (loss) from futures contracts	$(31,229)	$329,391	$(53,993)	$—	$244,169
Forward Contracts	Net realized gain/ (loss) from forward foreign currency contracts	—	—	—	(216,763)	(216,763)
Total Realized Gain/(Loss)		$(31,229)	$329,391	$(53,993)	$(216,763)	$27,406

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

Derivative Type	Consolidated Statement of Operations Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	$101,363	$156,302	$(33,925)	$—	$223,740
Forward Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	—	—	—	159,398	159,398
Total Change in Unrealized Appreciation/(Depreciation)		$101,363	$156,302	$(33,925)	$159,398	$383,138

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

Long Futures Notional Amount	Short Futures Notional Amount	Forward Foreign Currency Contracts — Payable (Value at Trade Date)	Forward Foreign Currency Contracts — Receivable (Value at Trade Date)
$62,394,699	$(26,120,024)	$(16,840,071)	$16,831,137

19

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$395,248	$(219,108)	$—	$176,140	$219,108	$(219,108)	$—	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

20

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

For tax purposes, the Subsidiary is an exempted Cayman Islands investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the consolidated financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk — Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

21

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

Counterparty Risk — The derivative contracts entered into by the Fund or its Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Futures Contracts — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

Forward Foreign Currency Contracts — The Fund uses forward foreign currency contracts (“forward contracts”) in the normal course of pursuing its investment objectives. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

22

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

2. Investment Adviser and Other Services

Campbell & Company Investment Adviser LLC (“Campbell” or the “Adviser”) serves as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of Campbell & Company, L.P. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed the rate (“Expense Cap”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Cap as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2019 and may not be terminated without the approval of the Board. The Adviser may discontinue this arrangement at any time after December 31, 2019.

Advisory Fee	Expense Cap
1.05%	1.25%

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

Gross Advisory Fees	Waivers and/or Reimbursements	Net Advisory Fees
$129,888	$(149,574)	$(19,686)

If at any time the Fund’s total annual Fund operating expenses for a year are less than the Expense Cap, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed the Expense Cap that was in effect at the time of the waiver or reimbursement.

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

Expiration
August 31, 2019	August 31, 2020	August 31, 2021	Total
$265,599	$199,666	$149,574	$614,839

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

23

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

For compensation amounts paid to Fund Services and the Custodian, please refer to the Consolidated Statement of Operations.

3. Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director’s and Officer’s compensation amounts, please refer to the Consolidated Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments and derivative transactions) of the Fund were as follows:

Purchases	Sales
$—	$—

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2018, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows(a):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$20,683,243	$15,197	$(432,168)	$(416,971)

(a)

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to non-1256 futures and timing difference related to taxable income from a wholly owned controlled foreign corporation.

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

24

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2018

The following permanent differences as of August 31, 2018, primarily attributable to investments in wholly-owned controlled foreign corporation and reclassifications for treatment of certain foreign currency transactions were reclassified among the following accounts:

UNDISTRIBUTED NET INVESTMENT INCOME/(Loss)	ACCUMULATED NET REALIZED GAIN/(Loss)	PAID-IN CAPITAL
$(87,436)	$117,699	$(30,263)

As of August 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses	Capital Loss Carryforwards	Other Temporary Differences
$297,385	$178,895	$(40,248)	—	—	—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Subsidiary for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2018, were as follows:

Ordinary Income	Long-Term Gains	Total
$204,171	—	$204,171

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2018, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2018. As of August 31, 2018, the Fund had no tax basis qualified late-year losses.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2018, the Fund had no tax basis capital loss carryovers to offset future capital gains.

6. New Accounting Pronouncements

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s consolidated financial statements and disclosures.

25

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements (Concluded)

August 31, 2018

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the consolidated financial statements.

26

Campbell Dynamic Trend Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and
Shareholders of Campbell Dynamic Trend Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Campbell Dynamic Trend Fund (the “Fund”) (one of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2018, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended and the period December 31, 2014 (commencement of operations) to August 31, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2018, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the three years in the period then ended and the period December 31, 2014 (commencement of operations) to August 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Campbell & Company investment companies since 2015.

Philadelphia, Pennsylvania
October 30, 2018

27

Campbell Dynamic Trend Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2018. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2018. During the period ended August 31, 2018, the Fund paid $204,171 of ordinary income distributions to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend tax rate is 0.00%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 0.00%.

The Fund designates 100.00% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2019.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

28

Campbell Dynamic Trend Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6488 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Campbell & Company Investment Adviser LLC

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Campbell and the Company (the “Investment Advisory Agreement”) on behalf of the Fund, at a meeting of the Board held on May 9-10, 2018 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Campbell with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Campbell with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Campbell’s services to be provided to the Fund; (ii) descriptions of the experience and qualifications of Campbell’s personnel providing those services; (iii) Campbell’s investment philosophies and processes; (iv) Campbell’s assets under management and client descriptions; (v) Campbell’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Campbell’s advisory fee arrangement with the Company and other similarly managed clients; (vii) Campbell’s compliance policies and procedures; (viii) Campbell’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper peer group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Campbell. The Directors concluded that Campbell had substantial resources to provide services to the Fund and that Campbell’s services had been acceptable.

The Directors also considered the investment performance of the Campbell Dynamic Trend Fund. The Directors noted that the Campbell Dynamic Trend Fund had underperformed its benchmark index (BofA Merrill Lynch 3-Month T-Bill Index) for the year-to-date, one-year, three-year, and since inception periods ended March 31, 2018. The Directors noted that the Campbell Dynamic Trend Fund ranked in the 4th quintile within its Lipper Performance Group for the two-year, three-year and since-inception periods ended December 31, 2017.

29

Campbell Dynamic Trend Fund

Other Information (Concluded)

(Unaudited)

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees to be paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) was compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the actual advisor fee of the Fund ranked in the 1st quintile of the Fund’s Lipper Expense Group and Lipper Expense Universe. In addition, the Directors noted that Campbell has contractually agreed to waive management fees and reimburse expenses through at least December 31, 2018 to the extent that total annual Fund operating expenses exceed 1.25% of the Fund’s average daily net assets.

After reviewing the information regarding the Fund’s costs, Campbell’s estimated profitability and economies of scale, and after considering Campbell’s services, the Directors concluded that the investment advisory fees to be paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved for an additional annual period ending August 16, 2019.

30

Campbell Dynamic Trend Fund

Affirmation of the Commodity Pool Operator

August 31, 2018

To the best of the knowledge and belief of the undersigned, the information contained in the Annual Report for the year ended August 31, 2018 is accurate and complete.

G. William Andrews, Chief Executive Officer Campbell & Company, LP CAMPBELL DYNAMIC TREND FUND

31

Campbell Dynamic Trend Fund

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844)-261-6488.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	30	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	30	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003-2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	30	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Director	2006 to present	Since 1997, Consultant, financial services organizations.	30	Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 70	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	30	Independent Trustee of EIP Investment Trust (registered investment company).

32

Campbell Dynamic Trend Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	30	WisdomTree Investments, Inc. (asset management company); Fidelity National Information Services, Inc. (financial services technology company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	30	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	30	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 55	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 65	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A

33

Campbell Dynamic Trend Fund

Company Management (Concluded)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 47	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 39	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 30 portfolios of the Company.

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment services industry.

34

Campbell Dynamic Trend Fund

Privacy Notice

(Unaudited)

Campbell Dynamic Trend Fund

FACTS	WHAT DOES THE Campbell Dynamic Trend Fund DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number

●    account balances

●    account transactions

●    transaction history

●    wire transfer instructions

●    checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Campbell Dynamic Trend Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Campbell Dynamic Trend Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For our affiliates to market to you	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Questions?	Call 1-844-261-6488

35

Campbell Dynamic Trend Fund

Privacy Notice (Concluded)

(Unaudited)

What we do
How does the Campbell Dynamic Trend Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Campbell Dynamic Trend Fund collect my personal information?

We collect your personal information, for example, when you

●    open an account

●    provide account information

●    give us your contact information

●    make a wire transfer

●    tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes – information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●    Our affiliates include Campbell Dynamic Trend Fund’s investment adviser, Campbell & Company Investment Adviser LLC.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Campbell Dynamic Trend Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Campbell Dynamic Trend Fund does not jointly market.

36

Investment Adviser
Campbell & Company Investment Adviser LLC
2850 Quarry Lake Drive
Baltimore, Maryland 21209

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

CADT-AR18

FREE MARKET U.S. EQUITY FUND
FREE MARKET INTERNATIONAL EQUITY FUND
FREE MARKET FIXED INCOME FUND

of

The RBB Fund, Inc.

Annual Report

August 31, 2018

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

FREE MARKET FUNDS

Annual Investment Adviser’s Report

August 31, 2018 (Unaudited)

August 31, 2018

Dear Shareholder,

The Free Market Funds (the “Funds”) have continued to gain assets and have surpassed $8.5 billion. We would like to extend a warm and grateful thank you to all investors who have embraced our Free Market Portfolio Strategies.

Over the past twelve months ended August 31st, 2018, investors experienced assorted positive returns in the equity markets. The Free Market U.S. Equity Fund (FMUEX) returned 20.11%, while the Free Market International Equity Fund (FMNEX) returned 0.98%. On the fixed income side, the Free Market Fixed Income Fund (FMFIX) returned -0.35%.

FMUEX was buoyed by the strength of Micro Cap stocks which led the way with a return of 30.25% as measured by the CRSP U.S. Micro Cap Index. Small cap companies also contributed to the positive performance with the Russell 2000® Index, which consists of the smallest 2,000 U.S. companies, returning 25.45%. International stocks over the past twelve months saw mixed performance. The MSCI EAFE Small Cap Index, which captures small cap companies across Developed Market countries, returned 7.46%, while international large cap companies, as represented by the MSCI EAFE Index, returned 4.39%. Dragging down the performance of the Free Market International Fund was the emerging markets allocation of the portfolio, which returned -0.68% over the last twelve months as measured by the MSCI Emerging Markets Index. The bond markets also had mixed returns over the last twelve months with shorter duration holdings doing better than extended maturity. The FTSE World Government Bond Index 1-5 Years Currency Hedged U.S. Dollar posted a gain of 0.50% while on the flip side, the Bloomberg Barclays U.S. Government/Credit Intermediate Bond Index posted a loss of -1.01%.

Matson Money, Inc. (“Matson Money”) strives to deliver the performance of capital markets and add value through Free Market Investment strategies and Structured Market Portfolios. Grounded in the conviction that Free Markets work, Matson Money avoids the cost-generating activity of stock picking and market timing. Instead, we focus on the dimensions of capital markets that we believe reward investors as intelligently and effectively as possible. Our disciplined approach to life-long investing aims to provide both the individual investor and the financial professional with the academic foundation upon which to help achieve investment goals.

In the landmark study done by Eugene Fama and Kenneth French and published in “The Cross-Section of Expected Stock Returns”1 it is documented that, over the long term, investors could have received a premium for investing in small cap stocks and value stocks. These returns seem to be compensation for risk. In fixed income, risk as measured by volatility can be well described by bond maturity and credit quality. Matson Money’s vehicles deliberately seek to target specific risk and return tradeoffs. The Funds are broadly diversified and designed to work together in your total investment plan.

We invite you to contact your financial professional or explore our website, www.MatsonMoney.com, to learn more about the concepts and strategies of Matson Money’s investing.

We appreciate your support and confidence in our firm’s investment philosophy, process and people.

Sean T. Babin
Portfolio Manager
Matson Money, Inc.

1	Fama, E.F. and K. R. French. 1992. “The Cross-section of Expected Stock Returns”. The Journal of Finance. 47: 427–465.

1

FREE MARKET FUNDS

Annual Investment Adviser’s Report (CONTINUED)

August 31, 2018 (Unaudited)

The CRSP U.S. Micro Cap Index includes the smallest U.S. companies, with a target of including the bottom 2% of investable market capitalization.

The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.

The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the US and Canada. With 2,356 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country.

The MSCI EAFE Index captures large and mid-cap securities across 21 developed markets in Europe, Australasia, and Far East, excluding the U.S. and Canada. With 900 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets (EM) countries. With 830 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The FTSE World Government Bond Index 1-5 Year Currency Hedged U.S. Dollar (WGBI) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating.

The Bloomberg Barclays U.S. Government/Credit Intermediate Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

One cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk Principal loss is possible. Investing in micro-cap or small cap companies involve additional risks such as limited liquidity and greater volatility than large companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Shares of the Funds are distributed by Quasar Distributors, LLC.

2

FREE MARKET FUNDS

Annual Investment Adviser’s Report (CONTINUED)

August 31, 2018 (Unaudited)

Free Market U.S. Equity Fund—Investment Review

The twelve-month period ended August 31, 2018, saw some short periods of noticeable volatility in domestic equity markets while on their way to reaching record highs. The late part of 2017 saw domestic stocks hit all-time highs but as the new year started, they began to reverse course. In the early months of 2018, the Trump administration vocalized their intention on levying trading tariffs on China. The market quickly saw this as a negative and U.S. stocks slid hard and fast during the month of January and into early February. The possible implementation of tariffs on China and other countries kept the markets nervous. Whenever there was new detail released on the size of possible tariffs, this news would send the markets into a tumble. Then the next day the tariffs weren’t as bad as expected and the markets would push higher. After continuous back and forth on whether tariffs would be implemented, the market pushed these dialogs to the back burner and investors watched as U.S. indexes pushed their way to all-time highs again.

For the twelve months ended August 31, 2018, the Free Market U.S. Equity Fund provided a total return of 20.10% at net asset value. This compares with a return of 23.33% for the Fund’s benchmark, the Russell 2500 Index, which consist of the smallest 2,500 companies in a group of 3,000 U.S. companies.

As a result of the Free Market U.S. Equity Fund’s diversified investment approach, performance principally was determined by broad structural trends in equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Free Market U.S. Equity Fund, are company size and company value/growth characteristics of the underlying fund holdings. Size is measured by market capitalization and “value” classification is a function of stock price relative to one or more fundamental characteristics.

U.S. Small Company Stocks performed better than that of U.S. Large Company Stocks. The Russell 2000 Index, which consists of the smallest, 2,000 companies in a group of 3,000 U.S. companies, has returned 25.44% while the S&P 500 Index, which consist of the largest 500 U.S. companies by market cap, was up 19.66% for the year ended August 31. Furthermore, for the same time-period, the Russell 2000 Value Index, which consist of the smallest 2,000 companies in a group of 3,000 U.S. and ranked by market capitalization, with relatively low price-to-book rations, returned 20.05% and the Russell 1000 Value Index, which consist of the largest 1,000 companies in a group of 3,000 and ranked by market capitalization, with relatively low price-to-book rations, returned 12.47%.

In summary, U.S. small cap stocks performed better than large cap ones and U.S. growth stocks outperformed U.S. value stocks, which also contributed to returns of the Fund.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

3

FREE MARKET FUNDS

Annual Investment Adviser’s Report (CONTINUED)

August 31, 2018 (Unaudited)

Free Market International Equity Fund—Investment Review

The global markets experienced a roller coaster ride during the twelve-month period ended August 31, 2018. 2017 ended with international equity markets making and incredible comeback and outpacing the performance of the U.S. markets. However, once the Trump administration’s tariff talks began hitting the news cycle in the early months of 2018, along with a strengthening U.S. dollar, international stocks started a massive sell off. Emerging markets, which were one of the top performing asset classes in 2017, have been hit the hardest thus far in 2018.

For the twelve months ended August 31, 2018, the Free Market International Equity Fund was up 0.97%. This compares with a return of 4.51% for the Fund’s benchmark, the MSCI World (ex USA) Index, which captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries excluding the United States.

As a result of the Free Market International Equity Fund’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified international equity funds, like the Free Market International Equity Fund, are company size and company value/growth characteristics of the underlying fund holdings and broad exposure to emerging market equities.

International Small Company Stocks fared better than International Large Company Stocks. The MSCI EAFE Small Cap Index (net of dividends), which captures small cap representation across Developed Markets countries* around the world, excluding the US and Canada, returned 7.46% from September 1, 2017 through August 31, 2018, while the MSCI EAFE Index, which captures large and mid-cap representation across Developed Markets countries around the world, excluding the US and Canada, was up 4.39% for the same period. Furthermore, for the same time period, the MSCI EAFE Value Index (net of dividends), which captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada, increased by 0.63% while the MSCI EAFE Small Cap Value Index, which captures small cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada, was up 4.01% and the MSCI Emerging Markets Index (net of dividends), which captures large and mid-cap representation across 24 Emerging Markets (EM) countries was down -0.68%.

In summary, factors that contributed to the Fund’s underperformance compared to its benchmark can largely be explained by its exposure in emerging markets, as well as its tilt toward large cap value and small cap value stocks.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

4

FREE MARKET FUNDS

Annual Investment Adviser’s Report (CONtinued)

August 31, 2018 (Unaudited)

Free Market Fixed Income Fund—Investment Review

The U.S. economy grew modestly during the past twelve-months ended August 31, 2018. Total unemployment continued its decline, after reaching 2009 highs of 10%, it has now dipped all the way down to 3.9% as of August 2018, which many economists consider at or near full employment. Monetary policy remains accommodative, and while the Fed made a few small rate hikes, they did not make any drastic changes or indications that they would sway from their policy of keeping the target for the federal funds rate very low. While rates did rise slightly over the previous twelve months, overall, they remained low which in turn has kept the return of fixed income low relative to historic norms on both domestic and foreign issues. The broad proxy for the U.S. bond market, the Barclays Capital U.S. Aggregate Bond Index, which is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, lost 1.05%, while the Barclays Global Aggregate Bond Index (hedged), which is a a flagship measure of global investment grade debt from twenty-four local currency markets, returned 0.74% for the twelve-month period ended August 31, 2018. As a result of the increase in interest rates, short-term bonds outperformed ones with a longer maturity. The Bloomberg Barclays U.S Gov/Credit index 1-3 Years, which includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued, returned 0.59% while Long-Term Government bonds, which is defined as U.S. government issued debt with 10+ year maturity, lost 3.58%.

The Free Market Fixed Income Fund focuses on mutual funds that invest in global high quality and shorter-term Government and Corporate fixed income assets. For the twelve-months ended August 31, 2018, The Free Market Fixed Income Fund lost 0.35%. This compares with a return of 0.50% for the fund’s benchmark, the FTSE World Government Bond 1 - 5 Year Currency Hedged US Dollar Index, which measures the performance of fixed-rate, local currency, investment-grade sovereign bonds.

The Free Market Fixed Income Fund performed as expected, and slightly underperformed its benchmark for the period. A contributing factor to the performance of the Fund compared to its benchmark was the Fund’s slightly lower exposure to certain global markets but additional corporate exposure within the U.S.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk Principal loss is possible. Investing in micro-cap or small cap companies involve additional risks such as limited liquidity and greater volatility than large companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Diversification does not assure a profit nor protect against loss in a declining market.

One cannot invest directly in an index.

Shares of the Funds are distributed by Quasar Distributors, LLC.

The Russell 2500® Index consists of the smallest 2,500 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.

The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.

Russell 2000® Value Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000®Index, as ranked by market capitalization, with relatively low price-to-book ratios and lower forecasted growth values.

Russell 1000® Value Index consists of the largest 1,000 companies in a group of 3,000 U.S. companies in the Russell 3000®Index, as ranked by market capitalization, with relatively low price-to-book ratios and lower forecasted growth values.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

5

FREE MARKET FUNDS

Annual Investment Adviser’s Report (CONCLUDED)

August 31, 2018 (Unaudited)

The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets (EM) countries*. With 842 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

*

EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries*--excluding the United States. With 1,018 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

*

DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

MSCI EAFE Index is an equity index which captures large and mid cap representation across Developed Markets countries* around the world, excluding the US and Canada. With 926 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

*

Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

MSCI EAFE Small Cap Index is an equity index which captures small caprepresentation across Developed Markets countries* around the world, excluding the US and Canada. With 2,252 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country.

*

Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

MSCI EAFE Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the US and Canada. * Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the US and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. * Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets.

Bloomberg Barclay US Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index.

6

FREE MARKET FUNDS

PERFORMANCE DATA

August 31, 2018 (Unaudited)

Free Market U.S. Equity Fund

Comparison of Change in Value of $10,000 Investment in
Free Market U.S. Equity Fund vs. Russell 2500® Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2500® Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2018
	Average Annual
	1 Year	3 Years	5 Years	Since Inception*
Free Market U.S. Equity Fund	20.11%	14.31%	12.03%	9.88%
Russell 2500® Index	23.33%	14.96%	12.96%	9.79%
Composite Index**	19.43%	15.17%	12.72%	8.61%

*	The Fund commenced operations on December 31, 2007.
**	The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus, is 0.85% (included in the ratio is 0.29% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $20.37 per share on August 31, 2018.

Portfolio composition is subject to change.

The Free Market U.S. Equity Fund’s underlying funds invest in small-cap and micro-cap stocks, large-cap stocks and other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund’s expenses.

7

FREE MARKET FUNDS

PERFORMANCE DATA (CONTINUED)

August 31, 2018 (Unaudited)

Free Market International Equity Fund

Comparison of Change in Value of $10,000 Investment in
Free Market International Equity Fund vs. MSCI World (excluding U.S.) Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the MSCI World (excluding U.S.) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2018
	Average Annual
	1 Year	3 Years	5 Years	Since Inception*
Free Market International Equity Fund	0.98%	8.45%	6.41%	3.36%
MSCI World (excluding U.S.) Index	4.51%	7.17%	5.51%	1.53%
Composite Index**	2.97%	8.81%	6.35%	2.19%

*	The Fund commenced operations on December 31, 2007.
**	The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index and MSCI Emerging Markets Free Index, weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus, is 1.01% (included in the ratio is 0.43% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $10.72 per share on August 31, 2018.

Portfolio composition is subject to change.

The Free Market International Equity Fund’s underlying funds invest in common stock, preferred stock, securities convertible into stocks and other equity securities issued by foreign companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund’s expenses.

8

FREE MARKET FUNDS

PERFORMANCE DATA (CONCLUDED)

August 31, 2018 (Unaudited)

Free Market Fixed Income Fund

Comparison of Change in Value of $10,000 Investment in
Free Market Fixed Income Fund vs. FTSE World Government Bond Index 1-5 Years and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the FTSE World Government Bond Index 1-5 Years and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2018
	Average Annual
	1 Year	3 Years	5 Years	Since Inception*
Free Market Fixed Income Fund	-0.35%	0.76%	0.79%	1.45%
FTSE World Government Bond Index 1-5 Years	-0.35%	0.75%	0.79%	1.45%
Composite Index**	-0.14%	1.01%	1.27%	2.11%

*	The Fund commenced operations on December 31, 2007.
**

The Composite Index is comprised of the Three-Month Treasury Bill Index, Bloomberg Barclays Intermediate Government/Credit Bond Index, BofA Merrill Lynch 1-3 Year US Government/Corporate Index and Barclays Capital Aggregate Bond Index, weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus, is 0.74% (included in the ratio is 0.18% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $10.22 per share on August 31, 2018.

Portfolio composition is subject to change.

The Free Market Fixed Income Fund’s underlying funds invest in fixed income securities. The underlying funds may invest their assets in bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. An investor in the Fund will incur expenses of the underlying funds in addition to the Fund’s expenses.

9

FREE MARKET FUNDS

Fund Expense Example

August 31, 2018 (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2018 through August 31, 2018, and held for the entire period.

Actual Expenses

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical ExampleS for Comparison Purposes

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Free Market U.S. Equity Fund
	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Actual Six-Month Total Investment Return for the Fund
Actual	$ 1,000.00	$ 1,099.90	$ 2.91	0.55%	9.99%
Hypothetical (5% return before expenses)	1,000.00	1,022.43	2.80	0.55	N/A

	Free Market International Equity Fund
	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Actual Six-Month Total Investment Return for the Fund
Actual	$ 1,000.00	$ 940.40	$ 2.79	0.57%	-5.96%
Hypothetical (5% return before expenses)	1,000.00	1,022.33	2.91	0.57	N/A

10

FREE MARKET FUNDS

Fund Expense Example (Concluded)

August 31, 2018 (Unaudited)

	Free Market Fixed Income Fund
	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Actual Six-Month Total Investment Return for the Fund
Actual	$ 1,000.00	$ 1,009.10	$ 2.79	0.55%	0.91%
Hypothetical (5% return before expenses)	1,000.00	1,022.43	2.80	0.55	N/A

*

Expenses are equal to each Fund’s annualized six-month expense ratio for the period March 1, 2018 to August 31, 2018, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. Each Fund’s ending account values on the first line in the tables is based on the actual six-month total investment return for each Fund for the period March 1, 2018 through August 31, 2018. The range of weighted expense ratios of the underlying funds held by the Funds, as stated in the underlying funds’ current prospectuses, were as follows:

Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
0.00%-0.13%	0.00%-0.27%	0.01%-0.07%

11

FREE MARKET FUNDS

FREE MARKET U.S. EQUITY FUND

Portfolio of Investments

August 31, 2018

	Number of Shares	Value
DOMESTIC EQUITY FUNDS — 99.9%
iShares Core S&P 500 ETF	136,881	$40,029,480
U.S. Large Cap Value Portfolio III (a)	36,069,212	999,117,168
U.S. Large Cap Value Series (b)	92,449	4,755,575
U.S. Large Company Portfolio (a)	21,177,969	478,410,328
U.S. Micro Cap Portfolio (c)	20,753,517	520,290,671
U.S. Small Cap Portfolio (c)	12,926,302	516,276,486
U.S. Small Cap Value Portfolio (c)	20,470,627	851,782,796
TOTAL DOMESTIC EQUITY FUNDS
(Cost $2,283,131,828)		3,410,662,504

SHORT-TERM INVESTMENTS — 0.1%
STIT-Government & Agency Portfolio, 1.85%*	2,669,151	2,669,151
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,669,151)		2,669,151
TOTAL INVESTMENTS — 100.0%
(Cost $2,285,800,979)		3,413,331,655
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		227,532
NET ASSETS — 100.0%		$3,413,559,187

Portfolio Holdings Summary Table

	% of Net Assets	Value
Domestic Equity Funds	99.9%	$3,410,662,504
Short-Term Investments	0.1	2,669,151
Other Assets In Excess Of Liabilities	0.0	227,532
NET ASSETS	100.0%	$3,413,559,187

*	Seven-day yield as of August 31, 2018.
(a)	A portfolio of Dimensional Investment Group Inc.
(b)	A portfolio of DFA Investment Trust Company.
(c)	A portfolio of DFA Investment Dimensions Group Inc.

ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

FREE MARKET FUNDS

FREE MARKET INTERNATIONAL EQUITY FUND

Portfolio of Investments

August 31, 2018

	Number of Shares/ Beneficial Interest	Value
INTERNATIONAL EQUITY FUNDS — 99.9%
Asia Pacific Small Company Portfolio (a)	1,309,892	$29,931,037
Canadian Small Company Series (b)	2,609,326	29,028,127
Continental Small Company Portfolio (a)	1,120,343	31,011,097
Continental Small Company Series (b)	462,465	44,063,770
DFA International Small Cap Value Portfolio (a)	43,290,875	924,693,097
DFA International Value Portfolio III (c)	32,500,315	526,505,102
DFA International Value Series (b)	6,586,197	161,032,527
Emerging Markets Portfolio (a)	4,310,168	122,408,771
Emerging Markets Small Cap Portfolio (a)	5,281,836	113,876,391
Emerging Markets Value Portfolio (a)	3,889,613	115,093,660
Japanese Small Company Portfolio (a)	1,908,141	53,370,703
Large Cap International Portfolio (a)	4,988,036	115,423,162
United Kingdom Small Company Portfolio (a)	139,396	4,215,332
United Kingdom Small Company Series (b)	546,843	39,276,091
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $2,012,405,462)		2,309,928,867

SHORT-TERM INVESTMENTS — 0.1%
STIT-Government & Agency Portfolio, 1.85%*	2,350,592	2,350,592
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,350,592)		2,350,592
TOTAL INVESTMENTS — 100.0%
(Cost $2,014,756,054)		2,312,279,459
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		583,424
NET ASSETS — 100.0%		$2,312,862,883

Portfolio Holdings Summary Table

	% of Net Assets	Value
International Equity Funds	99.9%	$2,309,928,867
Short-Term Investments	0.1	2,350,592
Other Assets In Excess Of Liabilities	0.0	583,424
NET ASSETS	100.0%	$2,312,862,883

*	Seven-day yield as of August 31, 2018.
(a)	A portfolio of DFA Investment Dimensions Group Inc.
(b)	A portfolio of DFA Investment Trust Company.
(c)	A portfolio of Dimensional Investment Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

13

FREE MARKET FUNDS

FREE MARKET FIXED INCOME FUND

Portfolio of Investments

August 31, 2018

	Number of Shares	Value
FIXED INCOME FUNDS — 99.3%
DFA Five-Year Global Fixed Income Portfolio (a)	65,450,544	$716,683,460
DFA Inflation-Protected Securities Portfolio (a)	12,332,295	143,177,948
DFA Intermediate Government Fixed Income Portfolio (a)	14,233,155	171,936,515
DFA One-Year Fixed Income Portfolio (a)	40,400,785	414,512,057
DFA Short-Term Government Portfolio (a)	10,986,955	114,703,808
DFA Two-Year Global Fixed Income Portfolio (a)	43,136,698	429,210,147
iShares Short-Term Corporate Bond ETF	13,220,954	687,357,399
iShares Intermediate-Term Corporate Bond ETF	3,216,055	171,865,979
TOTAL FIXED INCOME FUNDS
(Cost $2,877,032,412)		2,849,447,313

SHORT-TERM INVESTMENTS — 0.6%
STIT-Government & Agency Portfolio, 1.85%*	16,504,845	16,504,845
TOTAL SHORT-TERM INVESTMENTS
(Cost $16,504,845)		16,504,845
TOTAL INVESTMENTS — 99.9%
(Cost $2,893,537,257)		2,865,952,158
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		1,669,185
NET ASSETS — 100.0%		$2,867,621,343

Portfolio Holdings Summary Table

	% of Net Assets	Value
Fixed Income Funds	99.3%	$2,849,447,313
Short-Term Investments	0.6	16,504,845
Other Assets In Excess Of Liabilities	0.1	1,669,185
NET ASSETS	100.0%	$2,867,621,343

*	Seven-day yield as of August 31, 2018.
(a)	A portfolio of DFA Investment Dimensions Group Inc.

ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

14

FREE MARKET FUNDS

Statements of Assets and Liabilities

August 31, 2018

	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
ASSETS
Investments in non-affiliated funds, at value *	$3,410,662,504	$2,309,928,867	$2,849,447,313
Short-term investments, at value *	2,669,151	2,350,592	16,504,845
Receivables
Receivable for capital shares sold	2,900,707	2,349,197	5,090,662
Dividends receivable	4,091	3,767	23,316
Prepaid expenses and other assets	29,210	20,714	25,042
Total assets	3,416,265,663	2,314,653,137	2,871,091,178
LIABILITIES
Payables
Advisory fees	1,402,414	968,558	1,195,007
Capital shares redeemed	1,083,039	631,057	554,036
Administration and accounting fees	138,067	99,622	119,219
Transfer agent fees	18,782	15,477	13,663
Investments purchased	—	—	1,499,915
Other accrued expenses and liabilities	64,174	75,540	87,995
Total liabilities	2,706,476	1,790,254	3,469,835
Net assets	$3,413,559,187	$2,312,862,883	$2,867,621,343

NET ASSETS CONSIST OF:
Par value	$167,595	$215,802	$280,615
Paid-in capital	2,161,979,267	1,978,063,868	2,888,469,856
Undistributed/accumulated net investment income/(loss)	6,007,061	8,072,040	6,289,498
Accumulated net realized gain/(loss) from investments	117,874,588	28,987,768	166,473
Net unrealized appreciation/(depreciation) on investments	1,127,530,676	297,523,405	(27,585,099)
Net assets	$3,413,559,187	$2,312,862,883	$2,867,621,343
Shares outstanding ($0.001 par value, 700,000,000 shares authorized)	167,594,724	215,801,886	280,615,006
Net asset value, offering and redemption price per share	$20.37	$10.72	$10.22
*Identified Cost:
Investments in non-affiliated funds, at cost	$2,283,131,828	$2,012,405,462	$2,877,032,412
Short-term investments, at cost	2,669,151	2,350,592	16,504,845

The accompanying notes are an integral part of the financial statements.

15

FREE MARKET FUNDS

Statements of Operations

For the YEAR Ended August 31, 2018

	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
INVESTMENT INCOME
Dividends from non-affiliated funds	$40,596,024	$58,173,741	$42,169,721
Total investment income	40,596,024	58,173,741	42,169,721

EXPENSES
Advisory fees (Note 2)	15,280,222	11,506,137	13,306,555
Administration and accounting fees (Note 2)	782,581	596,966	683,041
Legal fees	167,718	135,047	146,129
Director's fees	152,883	118,120	133,588
Printing and shareholder reporting fees	106,115	102,667	93,140
Transfer agent fees (Note 2)	98,029	76,743	87,499
Officer's fees	80,002	69,446	75,835
Custodian fees (Note 2)	79,078	64,458	76,951
Audit fees	34,586	36,568	35,688
Registration expense	23,223	16,109	37,034
Other expenses	115,311	493,723	118,149
Total expenses	16,919,748	13,215,984	14,793,609
Net investment income/(loss)	23,676,276	44,957,757	27,376,112

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Non-affiliated funds	3,432,519	10,532,142	(77,550)
Capital gain distributions from non-affiliated fund investments	128,381,141	32,041,601	591,205
Net change in unrealized appreciation/(depreciation) on:
Non-affiliated funds	405,839,915	(67,682,280)	(36,113,722)
Net realized and unrealized gain/(loss) on investments	537,653,575	(25,108,537)	(35,600,067)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$561,329,851	$19,849,220	$(8,223,955)

The accompanying notes are an integral part of the financial statements.

16

FREE MARKET U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$23,676,276	$18,308,432
Net realized gain/(loss) from investments	131,813,660	79,067,501
Net change in unrealized appreciation/(depreciation) on investments	405,839,915	224,766,196
Net increase/(decrease) in net assets resulting from operations	561,329,851	322,142,129

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(30,989,004)	(21,140,849)
Net realized capital gains	(80,730,468)	(96,166,053)
Net decrease in net assets from dividends and distributions to shareholders	(111,719,472)	(117,306,902)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	601,886,011	558,348,603
Reinvestment of distributions	111,642,406	117,302,124
Shares redeemed	(474,574,738)	(458,532,319)
Net increase/(decrease) in net assets from capital shares	238,953,679	217,118,408
Total increase/(decrease) in net assets	688,564,058	421,953,635

NET ASSETS:
Beginning of period	2,724,995,129	2,303,041,494
End of period	$3,413,559,187	$2,724,995,129
Undistributed/accumulated net investment income/(loss), end of period	$6,007,061	$6,546,513

SHARES TRANSACTIONS:
Shares sold	31,610,207	32,332,187
Dividends and distributions reinvested	5,913,263	6,792,248
Shares redeemed	(24,797,240)	(26,556,984)
Net increase/(decrease) in shares outstanding	12,726,230	12,567,451

The accompanying notes are an integral part of the financial statements.

17

FREE MARKET INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$44,957,757	$27,075,677
Net realized gain/(loss) from investments	42,573,743	24,654,989
Net change in unrealized appreciation/(depreciation) on investments	(67,682,280)	342,963,709
Net increase/(decrease) in net assets resulting from operations	19,849,220	394,694,375

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(52,597,992)	(34,715,335)
Net realized capital gains	(22,848,638)	(19,714,628)
Net decrease in net assets from dividends and distributions to shareholders	(75,446,630)	(54,429,963)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	490,778,322	425,920,465
Reinvestment of distributions	75,430,897	54,427,744
Shares redeemed	(387,816,762)	(302,997,096)
Net increase/(decrease) in net assets from capital shares	178,392,457	177,351,113
Total increase/(decrease) in net assets	122,795,047	517,615,525

NET ASSETS:
Beginning of period	2,190,067,836	1,672,452,311
End of period	$2,312,862,883	$2,190,067,836
Undistributed/accumulated net investment income/(loss), end of period	$8,072,040	$13,415,211

SHARES TRANSACTIONS:
Shares sold	43,547,885	42,918,842
Dividends and distributions reinvested	6,687,136	5,909,636
Shares redeemed	(34,040,963)	(30,251,372)
Net increase/(decrease) in shares outstanding	16,194,058	18,577,106

The accompanying notes are an integral part of the financial statements.

18

FREE MARKET FIXED INCOME FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$27,376,112	$21,480,464
Net realized gain/(loss) from investments	513,655	2,877,926
Net change in unrealized appreciation/(depreciation) on investments	(36,113,722)	(11,573,635)
Net increase/(decrease) in net assets resulting from operations	(8,223,955)	12,784,755

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(23,965,853)	(23,810,742)
Net realized capital gains	(2,540,339)	—
Net decrease in net assets from dividends and distributions to shareholders	(26,506,192)	(23,810,742)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	738,587,984	670,140,283
Reinvestment of distributions	26,506,000	23,810,100
Shares redeemed	(365,774,582)	(306,349,610)
Net increase/(decrease) in net assets from capital shares	399,319,402	387,600,773
Total increase/(decrease) in net assets	364,589,255	376,574,786

NET ASSETS:
Beginning of period	2,503,032,088	2,126,457,302
End of period	$2,867,621,343	$2,503,032,088
Undistributed/accumulated net investment income/(loss), end of period	$6,289,498	$2,879,239

SHARES TRANSACTIONS:
Shares sold	72,300,803	65,004,040
Dividends and distributions reinvested	2,596,009	2,313,401
Shares redeemed	(35,849,154)	(29,673,279)
Net increase/(decrease) in shares outstanding	39,047,658	37,644,162

The accompanying notes are an integral part of the financial statements.

19

FREE MARKET FUNDS

FREE MARKET U.S. EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$17.60	$16.18	$16.08	$17.37	$14.66
Net investment income/(loss)(1)	0.15	0.12	0.18	0.13	0.09
Net realized and unrealized gain/(loss) on investments	3.34	2.13	1.18	(0.71)	3.18
Net increase/(decrease) in net assets resulting from operations	3.49	2.25	1.36	(0.58)	3.27
Dividends and distributions to shareholders from:
Net investment income	(0.20)	(0.15)	(0.15)	(0.11)	(0.10)
Net realized capital gains	(0.52)	(0.68)	(1.11)	(0.60)	(0.46)
Total dividends and distributions to shareholders	(0.72)	(0.83)	(1.26)	(0.71)	(0.56)
Net asset value, end of period	$20.37	$17.60	$16.18	$16.08	$17.37
Total investment return(2)	20.11%	13.97%	9.10%	(3.55)%	22.49%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$3,413,559	$2,724,995	$2,303,041	$1,971,430	$1,943,442
Ratio of expenses to average net assets(3)	0.55%	0.56%	0.59%	0.60%	0.60%
Ratio of net investment income/(loss) to average net assets(3)	0.76%	0.72%	1.15%	0.74%	0.54%
Portfolio turnover rate	2%	5%	1%	6%	3%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

20

FREE MARKET FUNDS

FREE MARKET INTERNATIONAL EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$10.97	$9.24	$9.28	$10.92	$9.36
Net investment income/(loss)(1)	0.22	0.14	0.23	0.17	0.19
Net realized and unrealized gain/(loss) on investments	(0.10)	1.89	0.05	(1.39)	1.71
Net increase/(decrease) in net assets resulting from operations	0.12	2.03	0.28	(1.22)	1.90
Dividends and distributions to shareholders from:
Net investment income	(0.26)	(0.19)	(0.16)	(0.22)	(0.19)
Net realized capital gains	(0.11)	(0.11)	(0.16)	(0.20)	(0.15)
Total dividends and distributions to shareholders	(0.37)	(0.30)	(0.32)	(0.42)	(0.34)
Net asset value, end of period	$10.72	$10.97	$9.24	$9.28	$10.92
Total investment return(2)	0.98%	22.50%	3.13%	(11.25)%	20.49%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$2,312,863	$2,190,068	$1,672,452	$1,443,094	$1,414,618
Ratio of expenses to average net assets(3)	0.57%	0.58%	0.63%	0.64%	0.62%
Ratio of net investment income/(loss) to average net assets(3)	1.93%	1.42%	2.60%	1.72%	1.84%
Portfolio turnover rate	3%	2%	1%	3%	2%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

21

FREE MARKET FUNDS

FREE MARKET FIXED INCOME FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$10.36	$10.43	$10.25	$10.31	$10.24
Net investment income/(loss)(1)	0.10	0.10	0.06	0.06	0.04
Net realized and unrealized gain/(loss) on investments	(0.14)	(0.06)	0.17	(0.02)	0.09
Net increase/(decrease) in net assets resulting from operations	(0.04)	0.04	0.23	0.04	0.13
Dividends and distributions to shareholders from:
Net investment income	(0.09)	(0.11)	(0.03)	(0.07)	(0.04)
Net realized capital gains	(0.01)	—	(0.02)	(0.03)	(0.02)
Total dividends and distributions to shareholders	(0.10)	(0.11)	(0.05)	(0.10)	(0.06)
Net asset value, end of period	$10.22	$10.36	$10.43	$10.25	$10.31
Total investment return(2)	(0.35)%	0.39%	2.26%	0.37%	1.34%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$2,867,621	$2,503,032	$2,126,457	$2,004,504	$1,824,633
Ratio of expenses to average net assets(3)	0.55%	0.56%	0.59%	0.60%	0.61%
Ratio of net investment income/(loss) to average net assets(3)	1.02%	0.94%	0.54%	0.55%	0.37%
Portfolio turnover rate	0%	0%	31%	2%	0%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

22

FREE MARKET FUNDS

Notes to Financial Statements

August 31, 2018

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty active investment portfolios, including the Free Market U.S. Equity Fund, the Free Market International Equity Fund and the Free Market Fixed Income Fund (each a “Fund,” collectively the “Funds”). Each Fund operates as a “fund of funds” and commenced investment operations on December 31, 2007.

RBB has authorized capital of one hundred billion shares of common stock of which 87.023 billion shares are currently classified into one hundred and eighty-one classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Free Market U.S. Equity and Free Market International Equity’s investment objective is to seek long-term capital appreciation. Free Market Fixed Income’s investment objective is to seek total return (consisting of current income and capital appreciation).

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Funds is August 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2018 (the “current fiscal period”).

PORTFOLIO VALUATION — Investments in the underlying funds are valued at each Fund’s net asset value (“NAV”) determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). As required, some securities and assets may be valued at fair value as determined in good faith by the Company’s Board of Directors (the “Board”). Direct investments in fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 —	Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

23

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2018

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

FREE MARKET U.S. EQUITY FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Domestic Equity Funds	$3,410,662,504	$3,405,906,929	$—	$—	$4,755,575
Short-Term Investments	2,669,151	2,669,151	—	—	—
Total Investments**	$3,413,331,655	$3,408,576,080	$—	$—	$4,755,575

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

FREE MARKET INTERNATIONAL EQUITY FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
International Equity Funds	$2,309,928,867	$2,036,528,352	$—	$—	$273,400,515
Short-Term Investments	2,350,592	2,350,592	—	—	—
Total Investments**	$2,312,279,459	$2,038,878,944	$—	$—	$273,400,515

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

FREE MARKET FIXED INCOME FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Fixed Income Funds	$2,849,447,313	$2,849,447,313	$—	$—	$—
Short-Term Investments	16,504,845	16,504,845	—	—	—
Total Investments**	$2,865,952,158	$2,865,952,158	$—	$—	$—

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

24

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2018

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Funds to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when a Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Funds had no transfers between Levels 1, 2 and 3.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Each Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds. In addition to the net annual operating expenses that the Funds bear directly, the shareholders indirectly bear the Funds’ pro-rata expenses of the underlying mutual funds in which each Fund invests.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date for each Fund with the exception of the Free Market Fixed Income Fund which declares and pays quarterly dividends from net investment income. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

25

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2018

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.	Investment Adviser and Other Services

Matson Money, Inc. (“Matson Money” or the “Adviser”), serves as the investment adviser to each Fund. Each Fund compensates the Adviser for its services at an annual rate based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following tables.

For the period September 1, 2017 through February 28, 2018:

average daily net assets	advisory fee
For the first $1 billion	0.50%
Over $1 billion to $5 billion	0.49
Over $5 billion	0.47

For the period March 1, 2018 through the end of the reporting period:

AVERAGE DAILY NET ASSETS	ADVISORY FEE
For the first $1 billion	0.50%
Over $1 billion to $3 billion	0.49
Over $3 billion to $5 billion	0.48
Over $5 billion	0.47

The Adviser has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses exceed the rates (“Expense Caps”) shown in the following table annually of each Fund’s average daily net assets. The Adviser may not recoup waived advisory fees or reimbursed expenses. The Adviser may discontinue these arrangements at any time.

FUND	EXPENSE CAPS
Free Market U.S. Equity Fund	1.13%
Free Market International Equity Fund	1.35
Free Market Fixed Income Fund	1.00

During the current fiscal period, investment advisory fees accrued were as follows:

FUND	ADVISORY FEES
Free Market U.S. Equity Fund	$15,280,222
Free Market International Equity Fund	11,506,137
Free Market Fixed Income Fund	13,306,555

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

26

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2018

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

3.	Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. For Director’s and Officer’s compensation amounts, please refer to the Statement of Operations.

4.	Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Free Market U.S. Equity Fund	$330,598,581	$49,400,000
Free Market International Equity Fund	255,322,706	79,527,508
Free Market Fixed Income Fund	400,838,328	3,999,936

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5.	Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2018, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Free Market U.S. Equity Fund	$2,292,056,658	$1,127,546,706	$(6,271,709)	$1,121,274,997
Free Market International Equity Fund	2,014,246,817	363,712,750	(65,680,108)	298,032,642
Free Market Fixed Income Fund	2,893,959,472	3,290,124	(31,297,438)	(28,007,314)

27

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2018

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2018, primarily attributable to redesignation of dividends paid and reclassifications of short-term capital gain distributions, were reclassified to the following accounts:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Free Market U.S. Equity Fund	$6,773,276	$(6,773,276)	$—
Free Market International Equity Fund	2,297,064	(2,297,064)	—
Free Market Fixed Income Fund	—	—	—

As of August 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Free Market U.S. Equity Fund	$6,056,454	$124,080,874	$1,121,274,997
Free Market International Equity Fund	4,133,163	32,417,408	298,032,642
Free Market Fixed Income Fund	6,289,498	588,688	(28,007,314)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of distributions paid during the fiscal years ended August 31, 2018 and 2017, were as follows:

		Ordinary Income	Long-Term Gains	Total
Free Market U.S. Equity Fund	2018	$30,989,004	$80,730,468	$111,719,472
	2017	21,140,849	96,166,053	117,306,902
Free Market International Equity Fund	2018	53,071,580	22,375,050	75,446,630
	2017	34,715,335	19,714,628	54,429,963
Free Market Fixed Income Fund	2018	23,965,853	2,540,339	26,506,192
	2017	23,810,742	—	23,810,742

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of the fiscal year ended August 31, 2018, the Funds did not have any capital loss carryforwards.

28

FREE MARKET FUNDS

Notes to Financial Statements (Concluded)

August 31, 2018

6.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

7.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

29

FREE MARKET FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Free Market U.S. Equity Fund, Free Market International Equity Fund, and Free Market Fixed Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Free Market U.S. Equity Fund, Free Market International Equity Fund, and Free Market Fixed Income Fund (the “Funds”), three separately managed portfolios of The RBB Fund, Inc., as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Philadelphia, Pennsylvania
October 25, 2018

We have served as the auditor of one or more Matson Money, Inc. investment companies since 2008.

30

FREE MARKET FUNDS

SHAREHOLDER TAX INFORMATION

(UNAUDITED)

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2018 were as follows:

	Ordinary Income	Long-Term Gains	Total
Free Market U.S. Equity Fund	$23,965,853	$2,540,339	$26,506,192
Free Market International Equity Fund	53,071,580	22,375,050	75,446,630
Free Market Fixed Income Fund	30,989,004	—	30,989,004

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) is 0.89% for the Free Market International Equity Fund.

The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 100% for the Free Market U.S. Equity Fund and 81.65% for the Free Market International Equity Fund.

The percentage of total ordinary dividends qualifying for the corporate dividends received deduction is 100% for the Free Market U.S. Equity Fund.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 36.32% for the Free Market Fixed Income Fund. A total of 22.01% of the dividend distributed during the fiscal year was derived from U.S. Government securities, which is generally exempt from state income tax for the Free Market Fixed Income Fund.

Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2019.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any. The Free Market International Equity Fund passed through foreign tax credits of $3,040,494 and earned $640,155,066 of gross foreign source income during the fiscal year.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

31

FREE MARKET FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling Free Market Funds at (866) 780-0357, ext. 3863 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreements between Matson Money and the Company (the “Investment Advisory Agreements”) on behalf of the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund (each a “Fund” and collectively the “Funds”), at a meeting of the Board held on May 9-10, 2018 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangements. In approving the Investment Advisory Agreements, the Board considered information provided by Matson Money with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements between the Company and Matson Money with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Matson Money’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Matson Money’s personnel providing those services; (iii) Matson Money’s investment philosophies and processes; (iv) Matson Money’s assets under management and client descriptions; (v) Matson Money’s current advisory fee arrangements with the Company and other similarly managed clients; (vi) Matson Money’s compliance procedures; (vii) Matson Money’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (viii) the extent to which economies of scale are relevant to the Funds; (ix) a report prepared by Broadridge/Lipper comparing each Fund’s management fees and total expense ratio to those of its respective Lipper Group and comparing the performance of each Fund to the performance of its respective Lipper Group; and (x) a report comparing the performance of each Fund to the performance of its primary and composite benchmarks.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Matson Money. The Directors concluded that Matson Money had substantial resources to provide services to the Funds and that Matson Money’s services had been acceptable.

The Directors also considered the investment performance of the Funds and Matson Money. Information on the Funds’ investment performance was provided for the since inception and for one, three- and five-year periods, and for the quarter ended March 31, 2018. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable.

32

FREE MARKET FUNDS

Other Information (CONCLUDED)

(Unaudited)

In reaching this conclusion, the Directors observed that the Free Market U.S. Equity Fund had underperformed its benchmark for the year-to-date and one-year periods ended March 31, 2018. The Directors also noted that the Free Market U.S. Equity Fund ranked in the 1st quintile in its Performance Universe and Performance Group for the two-year period ended December 31, 2017.

The Directors noted the Free Market International Equity Fund had outperformed its benchmark for the one-year period ended March 31, 2018. The Directors also noted that the Free Market International Equity Fund ranked in the 1st quintile in its Performance Universe for the one-, two-, three-, four- and five-year periods ended December 31, 2017.

The Directors noted the Free Market Fixed Income Fund had underperformed its benchmark for the year-to-date and one-year periods ended March 31, 2018. The Directors also noted that the Free Market Fixed Income Fund ranked in the 5th quintile in both its Performance Universe and Performance Group for the one-, two-, three-, four- and five-year periods ended December 31, 2017.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that Matson Money had recently implemented a new breakpoint for the Funds, under which it was entitled to an advisory fee at the annual rate of 0.50% of the first $1 billion of each Fund’s average daily net assets, 0.49% of each Fund’s average daily net assets over $1 billion to $3 billion, 0.48% of each Fund’s average daily net assets over $3 billion to $5 billion, and 0.47% of each Fund’s average daily net assets over $5 billion. The Directors noted that the contractual advisor fee of the Free Market International Equity Fund ranked in the 1st quintile of its Lipper Expense Group, and the contractual advisor fee of each of the Free Market U.S. Equity Fund and Free Market Fixed Income Fund ranked in the 2nd quintile of each Fund’s respective Lipper Expense Group. In addition, the Directors took note that Matson Money had voluntarily agreed to waive its advisory fee and reimburse expenses in order to limit total annual Fund operating expenses to 1.13%, 1.35% and 1.00% of the average daily net assets of the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund, respectively.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Matson Money’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreements should be approved and continued for an additional one year period ending August 16, 2019.

33

FREE MARKET FUNDS

COMPANY MANAGEMENT

(UNAUDITED)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 866-780-0357, ext. 3863.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	30	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	30	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003-2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	30	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Director	2006 to present	Since 1997, Consultant, financial services organizations.	30	Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

34

FREE MARKET FUNDS

COMPANY MANAGEMENT (CONTINUED)

(UNAUDITED)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 70	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	30	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	30	WisdomTree Investments, Inc. (asset management company); Fidelity National Information Services, Inc. (financial services technology company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	30	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	30	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 55	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A

35

FREE MARKET FUNDS

COMPANY MANAGEMENT (CONTINUED)

(UNAUDITED)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 65	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 47	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 39	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 30 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

36

FREE MARKET FUNDS

COMPANY MANAGEMENT (CONCLUDED)

(UNAUDITED)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment services industry.

37

FREE MARKET FUNDS

PRIVACY NOTICE

(UNAUDITED)

FACTS	WHAT DO THE FREE MARKET FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number

●    account balances

●    account transactions

●    transaction history

●    wire transfer instructions

●    checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Free Market Funds choose to share; and whether you can limit this sharing.

Reasons we can share your information	Do the Free Market Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (866) 573-2152 or go to www.MatsonMoney.com

38

FREE MARKET FUNDS

PRIVACY NOTICE (CONCLUDED)

(UNAUDITED)

What we do
How does the Free Market Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Free Market Funds collect my personal information?

We collect your personal information, for example, when you

●    open an account

●    provide account information

●    give us your contact information

●    make a wire transfer

●    tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes — information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include McGriff Video Productions and Matson Money, Inc.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●    The Free Market Funds don’t share with nonaffiliates so they can market to you. The Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

●   The Free Market Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

39

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Investment Adviser

Matson Money, Inc.
5955 Deerfield Blvd.
Mason, OH 45040

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter

Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Legal Counsel

Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

FMFI-AR18

MATSON MONEY U.S. EQUITY VI PORTFOLIO
MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO
MATSON MONEY FIXED INCOME VI PORTFOLIO

of

The RBB Fund, Inc.

Annual Report

August 31, 2018

This report is submitted for the general information of the shareholders of the Portfolios. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Portfolios.

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report

August 31, 2018 (Unaudited)

Dear Shareholder,

The Matson Money VI Portfolios (the “Portfolios”) have continued to gain assets since their launch in February 2014 and have surpassed $74 million mark. We would like to extend a warm and grateful thank you to all investors who have embraced our Free Market Portfolio Strategies.

Over the past twelve months ended August 31st, 2018, investors experienced assorted positive returns in the equity markets. The Matson Money U.S. Equity VI Portfolio (FMVUX) returned 19.56%, while the Matson Money International Equity VI Portfolio (FMVIX) returned 1.13%. On the fixed income side, the Matson Money Fixed Income VI Portfolio (FMVFX) returned -0.50%.

FMVUX was buoyed by the strength of Micro Cap stocks which led the way with a return of 30.25% as measured by the CRSP U.S. Micro Cap Index. Small cap companies also contributed to the positive performance with the Russell 2000® Index, which consists of the smallest 2,000 U.S. companies, returning 25.45%. International stocks over the past twelve months saw mixed performance. The MSCI EAFE Small Cap Index, which captures small cap companies across Developed Market countries, returned 7.46%, while international large cap companies, as represented by the MSCI EAFE Index, returned 4.39%. Dragging down the performance of the Matson Money International VI Portfolio was the emerging markets allocation of the portfolio, which returned -0.68% over the last twelve months as measured by the MSCI Emerging Markets Index. The bond markets also had mixed returns over the last twelve months with shorter duration holdings doing better than extended maturity. The FTSE World Government Bond Index 1-5 Years Currency Hedged U.S. Dollar posted a gain of 0.50% while on the flip side, the Bloomberg Barclays U.S. Government/Credit Intermediate Bond Index posted a loss of -1.01%.

Matson Money, Inc. (“Matson Money”) strives to deliver the performance of capital markets and add value through Free Market Investment strategies and Structured Market Portfolios. Grounded in the conviction that Free Markets work, Matson Money avoids the cost-generating activity of stock picking and market timing. Instead, we focus on the dimensions of capital markets that we believe reward investors as intelligently and effectively as possible. Our disciplined approach to life-long investing aims to provide both the individual investor and the financial professional with the academic foundation upon which to help achieve investment goals.

In the landmark study done by Eugene Fama and Kenneth French and published in “The Cross-Section of Expected Stock Returns”1 it is documented that, over the long term, investors could have received a premium for investing in small cap stocks and value stocks. These returns seem to be compensation for risk. In fixed income, risk as measured by volatility can be well described by bond maturity and credit quality. Matson Money’s vehicles deliberately seek to target specific risk and return tradeoffs. The Funds are broadly diversified and designed to work together in your total investment plan.

We invite you to contact your financial professional or explore our website, www.MatsonMoney.com, to learn more about the concepts and strategies of Matson Money’s investing.

We appreciate your support and confidence in our firm’s investment philosophy, process and people.

Sean T. Babin
Portfolio Manager
Matson Money, Inc.

1	Fama, E.F. and K. R. French. 1992. “The Cross-section of Expected Stock Returns”. The Journal of Finance. 47: 427–465.

1

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2018 (Unaudited)

The CRSP U.S. Micro Cap Index includes the smallest U.S. companies, with a target of including the bottom 2% of investable market capitalization.

The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.

The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the US and Canada. With 2,356 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country.

The MSCI EAFE Index captures large and mid-cap securities across 21 developed markets in Europe, Australasia, and Far East, excluding the U.S. and Canada. With 900 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets (EM) countries. With 830 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The FTSE World Government Bond Index 1-5 Year Currency Hedged U.S. Dollar (WGBI) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating.

The Bloomberg Barclays U.S. Government/Credit Intermediate Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

One cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk Principal loss is possible. Investing in micro-cap or small cap companies involve additional risks such as limited liquidity and greater volatility than large companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Shares of the Funds are distributed by Quasar Distributors, LLC.

2

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2018 (Unaudited)

Matson Money U.S. Equity VI Portfolio—Investment Review

The twelve-month period ended August 31, 2018, saw some short periods of noticeable volatility in domestic equity markets while on their way to reaching record highs. The late part of 2017 saw domestic stocks hit all-time highs but as the new year started, they began to reverse course. In the early months of 2018, the Trump administration vocalized their intention on levying trading tariffs on China. The market quickly saw this as a negative and U.S. stocks slid hard and fast during the month of January and into early February. The possible implementation of tariffs on China and other countries kept the markets nervous. Whenever there was new detail released on the size of possible tariffs, this news would send the markets into a tumble. Then the next day the tariffs weren’t as bad as expected and the markets would push higher. After continuous back and forth on whether tariffs would be implemented, the market pushed these dialogs to the back burner and investors watched as U.S. indexes pushed their way to all-time highs again.

For the twelve months ended August 31, 2018, the Matson Money U.S. Equity VI Portfolio provided a total return of 19.60% at net asset value. This compares with a return of 23.33% for the Fund’s benchmark, the Russell 2500 Index , which consist of the smallest 2,500 companies in a group of 3,000 U.S. companies.

As a result of the Matson Money U.S. Equity VI Portfolio’s diversified investment approach, performance principally was determined by broad structural trends in equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Matson Money U.S. Equity VI Portfolio, are company size and company value/growth characteristics of the underlying fund holdings. Size is measured by market capitalization and “value” classification is a function of stock price relative to one or more fundamental characteristics.

U.S. Small Company Stocks performed better than that of U.S. Large Company Stocks. The Russell 2000 Index, which consists of the smallest, 2,000 companies in a group of 3,000 U.S. companies, has returned 25.44% while the S&P 500 Index, which consist of the largest 500 U.S. companies by market cap, was up 19.66% for the year ended August 31. Furthermore, for the same time-period, the Russell 2000 Value Index, which consist of the smallest 2,000 companies in a group of 3,000 U.S. and ranked by market capitalization, with relatively low price-to-book rations, returned 20.05% and the Russell 1000 Value Index , which consist of the largest 1,000 companies in a group of 3,000 and ranked by market capitalization, with relatively low price-to-book rations, returned 12.47%.

In summary, U.S. small cap stocks performed better than large cap ones and U.S. growth stocks outperformed U.S. value stocks, which also contributed to returns of the Fund.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

The Russell 2500® Index consists of the smallest 2,500 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.

Russell 2000® Value Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000®Index, as ranked by market capitalization, with relatively low price-to-book ratios and lower forecasted growth values.

Russell 1000® Value Index consists of the largest 1,000 companies in a group of 3,000 U.S. companies in the Russell 3000®Index, as ranked by market capitalization, with relatively low price-to-book ratios and lower forecasted growth values.

3

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2018 (Unaudited)

Matson Money International Equity VI Portfolio—Investment Review

The global markets experienced a roller coaster ride during the twelve-month period ended August 31, 2018. 2017 ended with international equity markets making and incredible comeback and outpacing the performance of the U.S. markets. However, once the Trump administration’s tariff talks began hitting the news cycle in the early months of 2018, along with a strengthening U.S. dollar, international stocks started a massive sell off. Emerging markets, which were one of the top performing asset classes in 2017, have been hit the hardest thus far in 2018.

For the twelve months ended August 31, 2018, the Matson Money International Equity VI Portfolio was up 1.13%. This compares with a return of 4.51% for the Fund’s benchmark, the MSCI World (ex USA) Index , which captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries excluding the United States.

As a result of the Matson Money International Equity VI Portfolio’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified international equity funds, like the Matson Money International Equity VI Portfolio, are company size and company value/growth characteristics of the underlying fund holdings and broad exposure to emerging market equities.

International Small Company Stocks fared better than International Large Company Stocks. The MSCI EAFE Small Cap Index (net of dividends), which captures small cap representation across Developed Markets countries* around the world, excluding the US and Canada, returned 7.46% from September 1, 2017 through August 31, 2018, while the MSCI EAFE Index, which captures large and mid-cap representation across Developed Markets countries around the world, excluding the US and Canada, was up 4.39% for the same period. Furthermore, for the same time period, the MSCI EAFE Value Index (net of dividends) , which captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada, increased by 0.63% while the MSCI EAFE Small Cap Value Index, which captures small cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada, was up 4.01% and the MSCI Emerging Markets Index (net of dividends), which captures large and mid-cap representation across 24 Emerging Markets (EM) countries was down -0.68%.

In summary, factors that contributed to the Fund’s underperformance compared to its benchmark can largely be explained by its exposure in emerging markets, as well as its tilt toward large cap value and small cap value stocks.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

MSCI EAFE Index is an equity index which captures large and mid-cap representation across Developed Markets countries* around the world, excluding the US and Canada. With 926 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

* Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries* around the world, excluding the US and Canada. With 2,252 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country.

* Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

4

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2018 (Unaudited)

MSCI EAFE Small Cap Value Index is captures small cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the US and Canada. * Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

MSCI EAFE Value Index is captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the US and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. * Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

5

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Concluded)

August 31, 2018 (Unaudited)

Matson Money Fixed Income VI Portfolio—Investment Review

The U.S. economy grew modestly during the past twelve-months ended August 31, 2018. Total unemployment continued its decline, after reaching 2009 highs of 10%, it has now dipped all the way down to 3.9% as of August 2018, which many economists consider at or near full employment. Monetary policy remains accommodative, and while the Fed made a few small rate hikes, they did not make any drastic changes or indications that they would sway from their policy of keeping the target for the federal funds rate very low. While rates did rise slightly over the previous twelve months, overall, they remained low which in turn has kept the return of fixed income low relative to historic norms on both domestic and foreign issues. The broad proxy for the U.S. bond market, the Barclays Capital U.S. Aggregate Bond Index , which is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, lost 1.05%, while the Barclays Global Aggregate Bond Index (hedged), which is a a flagship measure of global investment grade debt from twenty-four local currency markets, returned 0.74% for the twelve-month period ended August 31, 2018. As a result of the increase in interest rates, short-term bonds outperformed ones with a longer maturity. The Bloomberg Barclays U.S Gov/Credit index 1-3 Years , which includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued, returned 0.59% while Long-Term Government bonds, which is defined as U.S. government issued debt with 10+ year maturity, lost 3.58%.

The Matson Money Fixed Income VI Portfolio focuses on mutual funds that invest in global high quality and shorter-term Government and Corporate fixed income assets. For the twelve-months ended August 31, 2018, The Free Market Fixed Income Fund lost 0.50%. This compares with a return of 0.50% for the fund’s benchmark, the FTSE World Government Bond 1 - 5 Year Currency Hedged US Dollar Index , which measures the performance of fixed-rate, local currency, investment-grade sovereign bonds.

The Matson Money Fixed Income VI Portfolio performed as expected, and slightly underperformed its benchmark for the period. A contributing factor to the performance of the Fund compared to its benchmark was the Fund’s slightly lower exposure to certain global markets but additional corporate exposure within the U.S.

Bloomberg Barclays US Aggregate Bond Index a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Bloomberg Barclays Global Aggregate Bond Index a flagship measure of global investment grade debt from twenty-four local currency markets.

Bloomberg Barclay US Government/Credit Bond Index a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk Principal loss is possible. Investing in micro-cap or small cap companies involve additional risks such as limited liquidity and greater volatility than large companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Diversification does not assure a profit nor protect against loss in a declining market.

One cannot invest directly in an index.

Shares of the Funds are distributed by Quasar Distributors, LLC.

6

MATSON MONEY VI PORTFOLIOS

Performance Data

August 31, 2018 (Unaudited)

Matson Money U.S. Equity VI Portfolio

Comparison of Change in Value of $10,000 Investment in
Matson Money U.S. Equity VI Portfolio vs. Russell 2500® Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the Russell 2500® Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2018
	Average Annual
	1 Year	3 Year	Since Inception
Matson Money U.S. Equity VI Portfolio	19.56%	13.80%	9.64%*
Russell 2500® Index	23.33%	14.96%	10.73%***
Composite Index**	19.43%	15.17%	11.47%***

*	The Portfolio commenced operations on February 18, 2014.
**	The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, weighted 25%, 25%, 25% and 25%, respectively.
***

Index information is not available as of the date of the inception of the Portfolio. The average annual returns for the Russell 2500® Index and the Composite Index are presented as of March 1, 2014. If the Portfolio had commenced operations on March 1, 2014, its average annual return since inception would have been 9.44%.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus is 1.08% (included in the ratio is 0.27% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on an increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $33.12 per share on August 31, 2018.

Portfolio composition is subject to change.

The Matson Money U.S. Equity VI Portfolio’s underlying funds invest in small-cap and micro-cap stocks, large-cap stocks and other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies tend to have more risk than large companies. An investor in the Portfolio will incur the expenses of the underlying funds in addition to the Portfolio’s expenses.

7

MATSON MONEY VI PORTFOLIOS

Performance Data (Continued)

August 31, 2018 (Unaudited)

Matson Money International Equity VI Portfolio

Comparison of Change in Value of $10,000 Investment in
Matson Money International Equity VI Portfolio vs. MSCI World (excluding U.S.) Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the MSCI World (excluding U.S.) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2018
	Average Annual
	1 Year	3 Year	Since Inception
Matson Money International Equity VI Portfolio	1.13%	8.10%	3.16%*
MSCI World (excluding U.S.) Index	4.51%	7.17%	3.19%***
Composite Index**	2.97%	8.81%	5.05%***

*	The Portfolio commenced operations on February 18, 2014.
**	The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index, and MSCI Emerging Markets Index, weighted 25%, 25%, 25% and 25%, respectively.
***

Index information is not available as of the date of the inception of the Portfolio. The average annual returns for the MSCI World (excluding U.S.) Index and the Composite Index are presented as of March 1, 2014. If the Portfolio had commenced operations on March 1, 2014, its average annual return since inception would have been 3.41%.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus is 1.32% (included in the ratio is 0.44% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on an increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $26.16 per share on August 31, 2018.

Portfolio composition is subject to change.

The Matson Money International Equity VI Portfolio’s underlying funds invest in common stock, preferred stock, securities convertible into stocks and other equity securities issued by foreign companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies tend to have more risk than large companies. An investor in the Portfolio will incur the expenses of the underlying funds in addition to the Portfolio’s expenses.

8

MATSON MONEY VI PORTFOLIOS

Performance Data (Concluded)

August 31, 2018 (Unaudited)

Matson Money Fixed Income VI Portfolio

Comparison of Change in Value of $10,000 Investment in
Matson Money Fixed Income VI Portfolio vs. FTSE World Government Bond Index 1-5 Years and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the FTSE World Government Bond Index 1-5 years and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2018
	Average Annual
	1 Year	3 Year	Since Inception
Matson Money Fixed Income VI Portfolio	-0.50%	0.44%	0.35%*
FTSE World Government Bond Index 1-5 Years	-0.50%	0.44%	0.32%***
Composite Index**	-0.14%	1.01%	1.16%***

*	The Portfolio commenced operations on February 18, 2014.
**

The Composite Index is comprised of the Three-Month Treasury Bill Index, Barclays Capital Intermediate Government Bond Index, BofA Merrill Lynch 1-3 Year US Government/Corporate Index and Bloomberg Barclays Aggregate Bond Index, weighted 25%, 25%, 25% and 25%, respectively.

***

Index information is not available as of the date of the inception of the Portfolio. The average annual returns for the FTSE World Government Bond Index 1-5 Years (formerly known as the Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index), and the Composite Index are presented as of March 1, 2014. If the Portfolio had commenced operations on March 1, 2014, its average annual return since inception would have been 0.32%.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus is 0.95% (included in the ratio is 0.18% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on a decrease in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $24.74 per share on August 31, 2018.

Portfolio composition is subject to change.

The Matson Money Fixed Income VI Portfolio’s underlying funds invest in fixed income securities. The underlying funds may invest their assets in bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. An investor in the Portfolio will incur expenses of the underlying funds in addition to the Portfolio’s expenses.

9

MATSON MONEY VI PORTFOLIOS

Fund Expense ExampleS

August 31, 2018 (Unaudited)

As a shareholder of the Portfolio(s), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2018 through August 31, 2018, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Matson Money U.S. Equity VI Portfolio
	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period *	Annualized Expense Ratio*	Actual Six-Month Total Investment Return for the Portfolio
Actual	$ 1,000.00	$ 1,094.90	$3.70	0.70%	9.49%
Hypothetical (5% return before expenses)	1,000.00	1,021.68	3.57	0.70	N/A

	Matson Money International Equity VI Portfolio
	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period *	Annualized Expense Ratio*	Actual Six-Month Total Investment Return for the Portfolio
Actual	$ 1,000.00	$ 941.30	$3.57	0.73%	-5.87%
Hypothetical (5% return before expenses)	1,000.00	1,021.53	3.72	0.73	N/A

10

MATSON MONEY VI PORTFOLIOS

Fund Expense ExampleS (Concluded)

August 31, 2018 (Unaudited)

	Matson Money Fixed Income VI Portfolio
	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period *	Annualized Expense Ratio*	Actual Six-Month Total Investment Return for the Portfolio
Actual	$ 1,000.00	$ 1,009.00	$3.39	0.67%	0.90%
Hypothetical (5% return before expenses)	1,000.00	1,021.83	3.41	0.67	N/A

*

Expenses are equal to each Portfolio’s annualized six-month expense ratio for the period March 1, 2018 to August 31, 2018, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. Each Portfolio’s ending account values on the first line in the tables is based on the actual six-month total investment return for each Portfolio. The range of weighted expense ratios of the underlying funds held by the Portfolios, as stated in the underlying funds’ current prospectuses, were as follows:

Matson Money U.S. Equity VI Portfolio	Matson Money International Equity VI Portfolio	Matson Money Fixed Income VI Portfolio
0.01%-0.07%	0.01%-0.11%	0.01%-0.04%

11

MATSON MONEY VI PORTFOLIOS

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Portfolio of Investments

August 31, 2018

	Number of Shares	Value
DOMESTIC EQUITY FUNDS — 99.3%
U.S. Large Cap Value Portfolio III (a)	245,518	$6,800,845
U.S. Large Company Portfolio (a)	159,231	3,597,027
U.S. Micro Cap Portfolio (b)	158,453	3,972,409
U.S. Small Cap Portfolio (b)	99,481	3,973,280
U.S. Small Cap Value Portfolio (b)	63,751	2,652,687
VA U.S. Large Value Portfolio (b)	38,238	1,063,018
VA U.S. Targeted Value Portfolio (b)	184,448	3,941,654
TOTAL DOMESTIC EQUITY FUNDS
(Cost $21,782,421)		26,000,920

SHORT-TERM INVESTMENTS — 0.9%
STIT-Government & Agency Portfolio, 1.85%*	234,592	234,592
TOTAL SHORT-TERM INVESTMENTS
(Cost $234,592)		234,592
TOTAL INVESTMENTS — 100.2%
(Cost $22,017,013)		26,235,512
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(54,846)
NET ASSETS — 100.0%		$26,180,666

Portfolio Holdings Summary Table
	% of Net Assets	Value
Domestic Equity Funds	99.3%	$26,000,920
Short-Term Investments	0.9	234,592
Liabilities In Excess Of Other Assets	(0.2)	(54,846)
NET ASSETS	100.0%	$26,180,666

*	Seven-day yield as of August 31, 2018.
(a)	A portfolio of Dimensional Investment Group Inc.
(b)	A portfolio of DFA Investment Dimensions Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

MATSON MONEY VI PORTFOLIOS

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Portfolio of Investments

August 31, 2018

	Number of Shares	Value
INTERNATIONAL EQUITY FUNDS — 99.2%
DFA International Small Cap Value Portfolio (a)	235,793	$5,036,529
DFA International Value Portfolio III (b)	332,139	5,380,651
Emerging Markets Portfolio (a)	33,401	948,594
Emerging Markets Small Cap Portfolio (a)	40,990	883,740
Emerging Markets Value Portfolio (a)	29,993	887,493
Large Cap International Portfolio (a)	30,947	716,111
VA International Small Portfolio (a)	225,980	3,068,807
VA International Value Portfolio (a)	68,836	895,557
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $16,538,744)		17,817,482

SHORT-TERM INVESTMENTS — 1.0%
STIT-Government & Agency Portfolio, 1.85%*	176,889	176,889
TOTAL SHORT-TERM INVESTMENTS
(Cost $176,889)		176,889
TOTAL INVESTMENTS — 100.2%
(Cost $16,715,633)		17,994,371
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(43,998)
NET ASSETS — 100.0%		$17,950,373

Portfolio Holdings Summary Table
	% of Net Assets	Value
International Equity Funds	99.2%	$17,817,482
Short-Term Investments	1.0	176,889
Liabilities In Excess Of Other Assets	(0.2)	(43,998)
NET ASSETS	100.0%	$17,950,373

*	Seven-day yield as of August 31, 2018.
(a)	A portfolio of DFA Investment Dimensions Group Inc.
(b)	A portfolio of Dimensional Investment Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

13

MATSON MONEY VI PORTFOLIOS

MATSON MONEY FIXED INCOME VI PORTFOLIO

Portfolio of Investments

August 31, 2018

	Number of Shares	Value
FIXED INCOME FUNDS — 99.1%
DFA Five-Year Global Fixed Income Portfolio (a)	279,487	$3,060,382
DFA Inflation Protected Securities Portfolio (a)	131,615	1,528,045
DFA Intermediate Government Fixed Income Portfolio (a)	151,060	1,824,800
DFA One-Year Fixed Income Portfolio (a)	341,401	3,502,769
DFA Short-Term Government Portfolio (a)	117,522	1,226,930
DFA Two-Year Global Fixed Income Portfolio (a)	458,351	4,560,589
iShares 1-3 Year Credit Bond ETF	142,074	7,386,427
iShares Intermediate Credit Bond ETF	34,394	1,838,015
VA Global Bond Portfolio (a)	428,411	4,588,279
VA Short-Term Fixed Income Portfolio (a)	59,510	610,575
TOTAL FIXED INCOME FUNDS
(Cost $30,473,188)		30,126,811

SHORT-TERM INVESTMENTS — 1.1%
STIT-Government & Agency Portfolio, 1.85%*	335,387	335,387
TOTAL SHORT-TERM INVESTMENTS
(Cost $335,387)		335,387
TOTAL INVESTMENTS — 100.2%
(Cost $30,808,575)		30,462,198
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(56,992)
NET ASSETS — 100.0%		$30,405,206

Portfolio Holdings Summary Table
	% of Net Assets	Value
Fixed Income Funds	99.1%	$30,126,811
Short-Term Investments	1.1	335,387
Liabilities In Excess Of Other Assets	(0.2)	(56,992)
NET ASSETS	100.0%	$30,405,206

*	Seven-day yield as of August 31, 2018.
(a)	A portfolio of DFA Investment Dimensions Group Inc.
ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

14

MATSON MONEY VI PORTFOLIOS

Statements of Assets and Liabilities

August 31, 2018

	Matson Money U.S. Equity VI Portfolio	Matson Money International Equity VI Portfolio	Matson Money Fixed Income VI Portfolio
ASSETS
Investments in non-affiliated funds, at value *	$26,000,920	$17,817,482	$30,126,811
Short-term investments, at value *	234,592	176,889	335,387
Receivables
Dividends receivable	331	272	646
Prepaid expenses and other assets	60	45	79
Total assets	26,235,903	17,994,688	30,462,923

LIABILITIES
Payables
Advisory fees	10,892	7,562	12,812
Capital shares redeemed	3,952	2,610	6,413
Transfer agent fees	3,485	95	146
Administration and accounting fees	1,216	1,409	1,430
Other accrued expenses and liabilities	35,692	32,639	36,916
Total liabilities	55,237	44,315	57,717
Net assets	$26,180,666	$17,950,373	$30,405,206

NET ASSETS CONSIST OF:
Par Value	$790	$686	$1,229
Paid-in capital	20,920,443	16,645,287	30,684,319
Undistributed/accumulated net investment income/(loss)	2,903	24,686	81,787
Accumulated net realized gain/(loss) from investments	1,038,031	976	(15,752)
Net unrealized appreciation/(depreciation) on investments	4,218,499	1,278,738	(346,377)
Net assets	$26,180,666	$17,950,373	$30,405,206
Shares outstanding ($0.001 par value, 300,000,000 shares authorized)	790,490	686,249	1,229,159
	$33.12	$26.16	$24.74
*Identified Cost:
Investments in non-affiliated funds, at cost	21,782,421	16,538,744	30,473,188
Short-term investments, at cost	$234,592	$176,889	$335,387

The accompanying notes are an integral part of the financial statements.

15

MATSON MONEY VI PORTFOLIOS

Statements of Operations

For the year ended August 31, 2018

	Matson Money U.S. Equity VI Portfolio	Matson Money International Equity VI Portfolio	Matson Money Fixed Income VI Portfolio
INVESTMENT INCOME
Dividends from non-affiliated funds	$302,447	$409,208	$461,766
Total investment income	302,447	409,208	461,766

EXPENSES:
Advisory fees (Note 2)	115,317	82,214	140,316
Audit fees	30,189	26,940	29,948
Administration and accounting fees (Note 2)	8,178	7,146	9,640
Printing and shareholder reporting fees	5,251	3,170	7,098
Custodian fees (Note 2)	3,984	3,736	4,260
Legal fees	1,276	802	1,594
Officer’s fees	287	270	437
Director’s fees	256	724	1,390
Transfer agent fees (Note 2)	158	691	849
Other expenses	4,087	3,841	4,515
Total expenses	168,983	129,534	200,047
Net investment income/(loss)	133,464	279,674	261,719

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Non-affiliated funds	357,667	101,466	(3,277)
Capital gain distributions from non-affiliated fund investments	964,245	225,081	5,387
Net change in unrealized appreciation/(depreciation) on:
Non-affiliated funds	2,620,038	(522,361)	(387,918)
Net realized and unrealized gain/(loss) on investments	3,941,950	(195,814)	(385,808)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,075,414	$83,860	$(124,089)

The accompanying notes are an integral part of the financial statements.

16

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Statements of Changes in Net Assets

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$133,464	$93,335
Net realized gain/(loss) on investments	1,321,912	789,365
Net change in unrealized appreciation/(depreciation) on investments	2,620,038	1,460,177
Net increase/(decrease) in net assets resulting from operations	4,075,414	2,342,877

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(231,177)	(135,895)
Net realized capital gains	(885,944)	(659,715)
Net decrease in net assets from dividends and distributions to shareholders	(1,117,121)	(795,610)

CAPTIAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,389,578	4,474,773
Reinvestment of distributions	1,117,121	795,610
Shares redeemed	(3,377,340)	(4,215,874)
Net increase/(decrease) in net assets from capital shares	3,129,359	1,054,509
Total increase/(decrease) in net assets	6,087,652	2,601,776

NET ASSETS:
Beginning of period	20,093,014	17,491,238
End of period	$26,180,666	$20,093,014
Undistributed/accumulated net investment income/(loss), end of period	$2,903	$(5,639)

SHARES TRANSACTIONS:
Shares sold	173,254	154,697
Dividends and distributions reinvested	36,235	27,789
Shares redeemed	(108,191)	(146,000)
Net increase/(decrease) in shares outstanding	101,298	36,486

The accompanying notes are an integral part of the financial statements.

17

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Statements of Changes in Net Assets

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$279,674	$167,928
Net realized gain/(loss) on investments	326,547	(14,898)
Net change in unrealized appreciation/(depreciation) on investments	(522,361)	2,625,450
Net increase/(decrease) in net assets resulting from operations	83,860	2,778,480

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(308,131)	(247,347)
Net realized capital gains	(135,929)	(166,208)
Net decrease in net assets from dividends and distributions to shareholders	(444,060)	(413,555)

CAPTIAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,595,893	2,990,019
Reinvestment of distributions	444,060	413,555
Shares redeemed	(1,748,286)	(3,317,091)
Net increase/(decrease) in net assets from capital shares	3,291,667	86,483
Total increase/(decrease) in net assets	2,931,467	2,451,408

NET ASSETS:
Beginning of period	15,018,906	12,567,498
End of period	$17,950,373	$15,018,906
Undistributed/accumulated net investment income/(loss), end of period	$24,686	$32,429

SHARES TRANSACTIONS:
Shares sold	168,646	122,875
Dividends and distributions reinvested	16,147	18,446
Shares redeemed	(63,221)	(134,269)
Net increase/(decrease) in shares outstanding	121,572	7,052

The accompanying notes are an integral part of the financial statements.

18

MATSON MONEY FIXED INCOME VI PORTFOLIO

Statements of Changes in Net Assets

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$261,719	$168,173
Net realized gain/(loss) on investments	2,110	31,054
Net change in unrealized appreciation/(depreciation) on investments	(387,918)	(115,652)
Net increase/(decrease) in net assets resulting from operations	(124,089)	83,575

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(240,545)	(107,491)
Net realized capital gains	(35,480)	(106,213)
Net decrease in net assets from dividends and distributions to shareholders	(276,025)	(213,704)

CAPTIAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,535,549	6,706,632
Reinvestment of distributions	276,025	213,703
Shares redeemed	(2,023,015)	(2,700,382)
Net increase/(decrease) in net assets from capital shares	4,788,559	4,219,953
Total increase/(decrease) in net assets	4,388,445	4,089,824

NET ASSETS:
Beginning of period	26,016,761	21,926,937
End of period	$30,405,206	$26,016,761
Undistributed/accumulated net investment income/(loss), end of period	$81,787	$60,613

SHARES TRANSACTIONS:
Shares sold	264,067	268,602
Dividends and distributions reinvested	11,180	8,634
Shares redeemed	(81,618)	(108,026)
Net increase/(decrease) in shares outstanding	193,629	169,210

The accompanying notes are an integral part of the financial statements.

19

MATSON MONEY VI PORTFOLIOS

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period February 18, 2014(1) through August 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$29.15	$26.80	$25.65	$26.79	$25.00
Net investment income/(loss)(2)	0.18	0.14	0.19	0.03	(0.06)
Net realized and unrealized gain/(loss) on investments	5.40	3.44	1.96	(1.07)	1.85
Net increase/(decrease) in net assets resulting from operations	5.58	3.58	2.15	(1.04)	1.79
Dividends and distributions to shareholders from:
Net investment income	(0.33)	(0.21)	(0.15)	(0.10)	—
Net realized capital gains	(1.28)	(1.02)	(0.85)	—	—
Total dividends and distributions to shareholders	(1.61)	(1.23)	(1.00)	(0.10)	—
Net asset value, end of period	$33.12	$29.15	$26.80	$25.65	$26.79
Total investment return(3)	19.56%	13.42%	8.68%	(3.92)%	7.16	%(4)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$26,181	$20,093	$17,491	$13,598	$7,816
Ratio of expenses to average net assets with waivers, if any(5)	0.73%	0.81%	0.93%	1.13%	1.13	%(6)
Ratio of expenses to average net assets without waivers, if any(5)	0.73%	0.81%	0.93%	1.44%	4.07	%(6)
Ratio of net investment income/(loss) to average net assets with waivers(5)	0.58%	0.49%	0.74%	0.12%	(0.47	)%(6)
Portfolio turnover rate	12%	21%	7%	14%	1	%(4)

(1)	Commencement of operations.
(2)	The selected per share data is calculated using the average shares outstanding method for the period.
(3)

Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

20

MATSON MONEY VI PORTFOLIOS

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period February 18, 2014(1) through August 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$26.60	$22.54	$22.48	$25.82	$25.00
Net investment income/(loss)(2)	0.47	0.29	0.44	0.22	0.07
Net realized and unrealized gain/(loss) on investments	(0.13)	4.51	0.10	(3.26)	0.75
Net increase/(decrease) in net assets resulting from operations	0.34	4.80	0.54	(3.04)	0.82
Dividends and distributions to shareholders from:
Net investment income	(0.54)	(0.44)	(0.24)	(0.30)	—
Net realized capital gains	(0.24)	(0.30)	(0.24)	— (3)	—
Total dividends and distributions to shareholders	(0.78)	(0.74)	(0.48)	(0.30)	—
Net asset value, end of period	$26.16	$26.60	$22.54	$22.48	$25.82
Total investment return(4)	1.13%	21.90%	2.47%	(11.77)%	3.28	%(5)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted	$17,950	$15,019	$12,567	$9,641	$5,408
Ratio of expenses to average net assets with waivers, if any(6)	0.79%	0.88%	1.02%	1.35%	1.35	%(7)
Ratio of expenses to average net assets without waivers, if any(6)	0.79%	0.88%	1.02%	1.67%	5.07	%(7)
Ratio of net investment income to average net assets with waivers(6)	1.70%	1.22%	2.03%	0.91%	0.49	%(7)
Portfolio turnover rate	8%	21%	5%	15%	2	%(5)

(1)	Commencement of operations.
(2)	The selected per share data is calculated using the average shares outstanding method for the period.
(3)	Amount less than $(0.005) per share.
(4)

Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.
(6)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(7)	Annualized.

The accompanying notes are an integral part of the financial statements.

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MATSON MONEY VI PORTFOLIOS

MATSON MONEY FIXED INCOME VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period February 18, 2014(1) through August 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$25.12	$25.31	$24.93	$25.08	$25.00
Net investment income/(loss)(2)	0.23	0.18	0.05	0.03	(0.05)
Net realized and unrealized gain/(loss) on investments	(0.36)	(0.13)	0.36	(0.04)	0.13
Net increase/(decrease) in net assets resulting from operations	(0.13)	0.05	0.41	(0.01)	0.08
Dividends and distributions to shareholders from:
Net investment income	(0.22)	(0.12)	—	(0.14)	—
Net realized capital gains	(0.03)	(0.12)	(0.03)	—	—
Total dividends and distributions to shareholders	(0.25)	(0.24)	(0.03)	(0.14)	—
Net asset value, end of period	$24.74	$25.12	$25.31	$24.93	$25.08
Total investment return(3)	(0.50)%	0.19%	1.66%	(0.06)%	0.32	%(4)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$30,405	$26,017	$21,927	$18,098	$9,927
Ratio of expenses to average net assets with waivers, if any(5)	0.71%	0.77%	0.85%	1.00%	1.00	%(6)
Ratio of expenses to average net assets without waivers, if any(5)	0.71%	0.77%	0.85%	1.37%	3.40	%(6)
Ratio of net investment income/(loss) to average net assets with waivers(5)	0.93%	0.70%	0.21%	0.10%	(0.40	)%(6)
Portfolio turnover rate	2%	11%	40%	11%	1	%(4)

(1)	Commencement of operations.
(2)	The selected per share data is calculated using the average shares outstanding method for the period.
(3)

Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

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MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements

August 31, 2018

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty active investment portfolios, including the Matson Money U.S. Equity VI Portfolio, the Matson Money International Equity VI Portfolio and the Matson Money Fixed Income VI Portfolio (each a “Portfolio,” collectively the “Portfolios”). Each Portfolio operates as a “fund of funds” and commenced investment operations on February 18, 2014. Shares of the Portfolios are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

RBB has authorized capital of one hundred billion shares of common stock of which 87.023 billion shares are currently classified into one hundred and eighty-one classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Matson Money U.S. Equity VI Portfolio and Matson Money International Equity VI Portfolio’s investment objective is to seek long-term capital appreciation. Matson Money Fixed Income VI Portfolio’s investment objective is to seek total return (consisting of current income and capital appreciation).

The Portfolios are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Portfolios is August 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2018 (the “current fiscal period”).

PORTFOLIO VALUATION — Investments in the underlying funds are valued at each Portfolio’s net asset value (“NAV”) determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). As required, some securities and assets may be valued at fair value as determined in good faith by the Company’s Board of Directors (the “Board”). Direct investments in fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Portfolios’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 —	Prices are determined using significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2018

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Portfolios’ investments carried at fair value:

MATSON MONEY U.S. EQUITY VI PORTFOLIO

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Domestic Equity Funds	$26,000,920	$26,000,920	$—	$—
Short-Term Investments	234,592	234,592	—	—
Total Investments*	$26,235,512	$26,235,512	$—	$—

*	Please refer to the Portfolio of Investments for further details.

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
International Equity Funds	$17,817,482	$17,817,482	$—	$—
Short-Term Investments	176,889	176,889	—	—
Total Investments*	$17,994,371	$17,994,371	$—	$—

*	Please refer to the Portfolio of Investments for further details.

MATSON MONEY FIXED INCOME VI PORTFOLIO

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Fixed Income Funds	$30,126,811	$30,126,811	$—	$—
Short-Term Investments	335,387	335,387	—	—
Total Investments*	$30,462,198	$30,462,198	$—	$—

*	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolios’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolios may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Portfolio to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Portfolios to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Portfolio had an amount of Level 3 investments at the end of the

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MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2018

reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when a Portfolio had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Portfolios had no transfers between Levels 1, 2 and 3.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Portfolios record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Portfolios estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Each Portfolio’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Portfolios. In addition to the net annual operating expenses that the Portfolios bear directly, the shareholders indirectly bear the Portfolios’ pro-rata expenses of the underlying mutual funds in which each Portfolio invests.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date for each Portfolio. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Portfolio’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Portfolios may enter into contracts that provide general indemnifications. Each Portfolio’s maximum exposure under these arrangements is dependent on claims that may be made against the Portfolios in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.	Investment Adviser and Other Services

Matson Money, Inc. (“Matson Money” or the “Adviser”), serves as the investment adviser to each Portfolio. Each Portfolio compensates the Adviser for its services at an annual rate based on each Portfolio’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

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MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2018

AVERAGE DAILY NET ASSETS	ADVISORY FEE
For the first $1 billion	0.50%
Over $1 billion to $5 billion	0.49
Over $5 billion	0.47

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Portfolio operating expenses (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Portfolio’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and certain of these expenses could cause total annual Portfolio operating expenses to exceed the Expense Caps: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The Adviser may not recoup waived management fees or reimbursed expenses. This contractual limitation is in effect until December 31, 2018 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2018.

PORTFOLIO	EXPENSE CAPS
Matson Money U.S. Equity VI Portfolio	1.13%
Matson Money International Equity VI Portfolio	1.35
Matson Money Fixed Income VI Portfolio	1.00

During the current fiscal period, investment advisory fees accrued were as follows:

PORTFOLIO	ADVISORY FEES
Matson Money U.S. Equity VI Portfolio	$115,317
Matson Money International Equity VI Portfolio	82,214
Matson Money Fixed Income VI Portfolio	140,316

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services serves as administrator for the Portfolios. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Portfolios’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Portfolios. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC serves as the principal underwriter and distributor of the Portfolios’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

3.	Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Portfolios or the Company. For Director’s and Officer’s compensation amounts, please refer to the Statement of Operations.

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MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2018

4.	Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Portfolios were as follows:

	PURCHASES	SALES
Matson Money U.S. Equity VI Portfolio	$5,834,270	$2,646,995
Matson Money International Equity VI Portfolio	4,832,621	1,365,622
Matson Money Fixed Income VI Portfolio	5,481,098	598,585

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5.	Federal Income Tax Information

The Portfolios have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Portfolios to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Portfolios have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Portfolios are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2018, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Portfolio were as follows:

	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Matson Money U.S. Equity VI Portfolio	$22,086,913	$4,219,049	$(70,450)	$4,148,599
Matson Money International Equity VI Portfolio	17,003,555	1,488,286	(497,470)	990,816
Matson Money Fixed Income VI Portfolio	30,829,706	30,964	(398,472)	(367,508)

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2018, primarily attributable to reclassifications of short-term capital gain distributions, were reclassified among the following accounts:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN/(LOSS)	PAID-IN CAPITAL
Matson Money U.S. Equity VI Portfolio	$106,255	$(106,255)	$—
Matson Money International Equity VI Portfolio	20,714	(20,714)	—
Matson Money Fixed Income VI Portfolio	—	—	—

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MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (concluded)

August 31, 2018

As of August 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
Matson Money U.S. Equity VI Portfolio	$2,903	$1,107,931	$4,148,599	$—
Matson Money International Equity VI Portfolio	24,686	288,898	990,816	—
Matson Money Fixed Income VI Portfolio	81,787	5,379	(367,508)	—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of distributions paid during the fiscal years ended August 31, 2018 and 2017 were as follows:

		ORDINARY INCOME	LONG-TERM GAINS	TOTAL
Matson Money U.S. Equity VI Portfolio	2018	$231,177	$885,944	$1,117,121
	2017	135,895	659,715	795,610
Matson Money International Equity VI Portfolio	2018	308,131	135,929	444,060
	2017	247,347	166,208	413,555
Matson Money Fixed Income VI Portfolio	2018	240,545	35,480	276,025
	2017	107,491	106,213	213,704

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of the fiscal year ended August 31, 2018, the Portfolios did not have any capital loss carryforwards.

6.	New Accounting Pronouncements

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

7.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

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MATSON MONEY VI PORTFOLIOS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio (the “Portfolios”), three separately managed portfolios of The RBB Fund, Inc., as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

Philadelphia, Pennsylvania
October 25, 2018

We have served as the auditor of one or more Matson Money, Inc. investment companies since 2008.

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MATSON MONEY VI PORTFOLIOS

Shareholder Tax Information

(Unaudited)

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2018 were as follows:

	Ordinary Income	Long-Term Gains	Total
Matson Money U.S. Equity VI Portfolio	$231,177	$885,944	$1,117,121
Matson Money International Equity VI Portfolio	308,131	135,929	444,060
Matson Money Fixed Income VI Portfolio	240,545	35,480	276,025

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 100% for the Matson Money U.S. Equity VI Portfolio and 74.06% for the Matson Money International Equity VI Portfolio.

The percentage of total ordinary dividends qualifying for the corporate dividends received deduction is 100% for the Matson Money U.S. Equity VI Portfolio and 3.84% for Matson Money International Equity VI Portfolio.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 40.92% for the Matson Money Fixed Income VI Portfolio.

Because each Portfolio’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2017. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2019.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolios, if any. The Matson Money International Equity VI Portfolio passed through foreign tax credits of $20,373 and earned $376,202 of gross foreign source income during the fiscal year.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolios.

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MATSON MONEY VI PORTFOLIOS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling Matson Money VI Portfolios at (866) 780-0357, ext. 3863 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement

Matson Money, Inc. –VI Portfolio Funds

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreements between Matson Money and the Company (the “Investment Advisory Agreements”) on behalf of the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio (each a “Fund” and collectively the “Funds”), at a meeting of the Board held on May 9-10, 2018 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangements. In approving the Investment Advisory Agreements, the Board considered information provided by Matson Money with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements between the Company and Matson Money with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Matson Money’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Matson Money’s personnel providing those services; (iii) Matson Money’s investment philosophies and processes; (iv) Matson Money’s assets under management and client descriptions; (v) Matson Money’s current advisory fee arrangements with the Company and other similarly managed clients; (vi) Matson Money’s compliance procedures; (vii) Matson Money’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (viii) the extent to which economies of scale are relevant to the Funds; (ix) a report prepared by Broadridge/Lipper comparing each Fund’s management fees and total expense ratio to those of its respective Lipper Group and comparing the performance of each Fund to the performance of its respective Lipper Group; and (x) a report comparing the performance of each Fund to the performance of its primary and composite benchmarks.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Matson Money. The Directors concluded that Matson Money had substantial resources to provide services to the Funds and that Matson Money’s services had been acceptable.

31

MATSON MONEY VI PORTFOLIOS

Other Information (Concluded)

(Unaudited)

The Directors also considered the investment performance of the Funds and Matson Money. Information on the Funds’ investment performance was provided for the since inception and for one, three- and five-year periods, and for the quarter ended March 31, 2018. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable.

The Directors considered that the Matson Money International Equity VI Portfolio had outperformed its benchmark for the year-to-date and one-year periods ended March 31, 2018. The Directors also noted that the Matson Money International Equity VI Portfolio ranked in the 1st quintile in its Performance Universe for the one-year, two-year, three-year and since inception periods ended December 31, 2017.

The Directors noted the Matson Money Fixed Income VI Portfolio had underperformed its benchmark for the year-to-date and one-year periods ended March 31, 2018. The Directors also noted that the Matson Money Fixed Income VI Portfolio ranked in the 5th quintile in its Performance Group for the one-year, two-year, three-year and since inception periods ended December 31, 2017.

The Directors noted the Matson Money U.S. Equity VI Portfolio had underperformed its benchmark for the year-to-date and one-year periods ended March 31, 2018. The Directors also noted that the Matson Money U.S. Equity VI Portfolio ranked in the 1st quintile in its Performance Group for the two-year period ended December 31, 2017, and the 2nd quintile in its Performance Universe for the two- and three-year periods ended December 31, 2017.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the contractual advisor fee of each of the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio ranked in the 1st quintile of its Lipper Expense Group. In addition, the Directors noted that Matson Money had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2018 to the extent that total annual Fund operating expenses exceed 1.13%, 1.35% and 1.00% for the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio, respectively.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Matson Money’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreements should be approved and continued for an additional one year period ending August 16, 2019.

32

MATSON MONEY VI PORTFOLIOS

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 866-780-0357, ext. 3863.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	30	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	30	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003-2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	30	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Director	2006 to present	Since 1997, Consultant, financial services organizations.	30	Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios)_(registered investment company); Independence Blue Cross (healthcare insurance).

33

MATSON MONEY VI PORTFOLIOS

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 70	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	30	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	30	WisdomTree Investments, Inc. (asset management company); Fidelity National Information Services, Inc. (financial services technology company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	30	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	30	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 55	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A

34

MATSON MONEY VI PORTFOLIOS

Company Management (CONTINUED)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 65	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 47	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 39	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 30 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered

35

MATSON MONEY VI PORTFOLIOS

Company Management (Concluded)

(Unaudited)

investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment services industry.

36

MATSON MONEY VI PORTFOLIOS

Privacy Notice

(Unaudited)

FACTS	WHAT DO THE MATSON MONEY VI PORTFOLIOS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social Security number

●     account balances

●     account transactions

●     transaction history

●     wire transfer instructions

●     checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Matson Money VI Portfolios choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Matson Money VI Portfolios share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (866) 573-2152 or go to www.MatsonMoney.com

37

MATSON MONEY VI PORTFOLIOS

Privacy Notice (Concluded)

(Unaudited)

What we do

How do the Matson Money VI Portfolios protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Matson Money VI Portfolios collect my personal information?

We collect your personal information, for example, when you

●     open an account

●     provide account information

●     give us your contact information

●     make a wire transfer

●     tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●  sharing for affiliates' everyday business purposes – information about your  creditworthiness

●     affiliates from using your information to market to you

●     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include McGriff Video Productions and Matson Money, Inc.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●   The Matson Money VI Portfolios don’t share with nonaffiliates so they can   market to you. The Portfolios may share information with nonaffiliates that   perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

●   The Matson Money VI Portfolios may share your information with other     financial institutions with whom we have joint marketing arrangements who     may suggest additional fund services or other investment products which may     be of interest to you.

38

Investment Adviser

Matson Money, Inc.
5955 Deerfield Blvd.
Mason, OH 45040

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter

Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Legal Counsel

Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

MMFI-AR18

Motley Fool Global Opportunities Fund (FOOLX)

This past year went very well for the Global Opportunities Fund. Of the 40 companies we held throughout the entire year, 9 gained more than 50% (including 3 that doubled).

We began the year with 48 companies in the portfolio and ended with 50. This includes new investments in Atlassian, GrubHub, Gentera, and Yum China.

We still own all the companies that were in our Top 10 largest holdings a year ago. But a few have fallen off that list, replaced by high-growth companies that had a great year. Joining our Top 10 are Align Technology, Paycom Software, SoftBank Group, and Splunk, which have leapfrogged Bank of Georgia, Douzone Bizon, Starbucks, and Tencent.

Motley Fool Small-Mid Cap Growth Fund (TMFGX)

This year was extraordinary for our companies. Four investments in the Fund more than doubled, and another nine returned between 50% and 99%. We think that’s a pretty good success rate given that we started and ended the year with 43 holdings.

Although we began and ended the year with the same number of companies in the Fund, we said goodbye to nine companies and welcomed nine new ones.

Every company currently among the Top 10 largest holdings was in the Fund a year ago. But four of those companies began the year outside the Top 10 and grew into their current positions. GrubHub, Paycom Software, ResMed, and Splunk are new to the Top 10, replacing IPG Photonics, Markel, SBA Communications, and Thor Industries.

Motley Fool Emerging Markets Fund (TMFEX)

Emerging markets generally were largely flat the past 12 months, with our Fund losing 1.61%. We had a few nice winners like Top Glove (+110%), Douzone Bizon (+75%), and NMC Health (+46%), but they couldn’t overcome the broad weakness in practically every market outside the United States.

The silver lining is that we didn’t need to make many changes to the portfolio. We sold out of one company (Almarai), added two new (Vodacom and Yum China), and gained one new position through a spin-out (we now hold Georgia Capital in addition to our investment in Bank of Georgia).

The 32 companies held in the Emerging Markets Fund are headquartered in 18 different countries.

Letter from the President	1
Letter to Shareholders	2
Portfolio Characteristics	5
Fund Expense Examples	14
Schedules of Investments	16
Financial Statements	26
Notes to Financial Statements	39
Report of Independent Registered Public Accounting Firm	52
Shareholder Tax Information	53
Notice to Shareholders	54

MOTLEY FOOL FUNDS

Letter FROM THE PRESIDENT

August 31, 2018 (Unaudited)

President
Denise H. Coursey

Dear Fellow Shareholders,

We have a big announcement. Are you sitting down?

Motley Fool Funds is now Motley Fool Asset Management.

You may be thinking, “Hmm, is that really a change?”

Truth be told, we have always been Motley Fool Asset Management, LLC. That’s our legal name… and we’re taking it back.

Why? Because our mission is to help the world invest better — effortlessly. It turns out mutual funds are just one way to invest better and effortlessly — and the world requires more. In January, we expanded our offerings with the launch of our first ETF, The Motley Fool 100 Index ETF (CBOE: TMFC). It was met with great excitement. Based on your reaction and the demand for the product, we realized we could, and should, do more to fulfill our mission — and that our name should reflect that.

So we’re going back to our roots. We’re re-christening ourselves Motley Fool Asset Management (MFAM, for short) because we aspire to be more than a mutual fund company. In fact, we hope that in the minds of our longtime shareholders we already are. But we will be actively looking at more ways — new products and strategies, new investment vehicles, new insights — to help you invest better.

You’ll soon see our not-so-new name roll out everywhere, including:

●	In our spiffy new logo.

●	On your brokerage statements. (We’ll be MFAM — because there’s only so much room on those statements.)

●	In our regular email updates with monthly performance numbers, market commentary, and team insights. (If you don’t receive these yet, email us at help@mfamfunds.com.)

●

On our brand-new website! Check it out at www.mfamfunds.com. We’ve spent the past few months upgrading our look and our content. We’re pretty proud of what we’ve created and would love for you to look it over and give us your feedback.

While we’re doubling down on our efforts to fulfill our mission, we want you to know that our commitment to delivering great returns for our shareholders and our commitment to our mutual funds hasn’t changed. In fact, it’s only gotten stronger.

Thank you, as always, for the trust you place in us. My team and I at Motley Fool Asset Management will continue to work hard every day to earn your trust — and to help you invest better.

Foolish best,

Denise H. Coursey
President, Motley Fool Asset Management

1

MOTLEY FOOL FUNDS

Letter to Shareholders

August 31, 2018 (Unaudited)

The Quest for Investing Nirvana

“Today’s headlines and history’s judgment are rarely the same.”

— Condoleezza Rice

Dear Fellow Shareholder,

That quote is a nice reminder that we shouldn’t get wrapped up in the spicy headlines of the day. Seen in the proper context, they often prove shortsighted, insignificant, or simply wrong. Our headline for fiscal 2018, the 12 months ended Aug. 31, is that our investing performance was excellent, and our long-term performance remains very good. But although we’re proud of our one-year performance, our focus remains on healthy performance over longer periods.

During the fiscal year, our flagship strategy, the Global Opportunities Fund, returned 22.32%, versus 11.87% for its benchmark. Our Small-Mid Cap Growth Fund returned 30.88%, against 30.18% for its benchmark. And our Emerging Markets Fund returned -1.54%, which was still better than a -2.66% loss for its benchmark. Outperforming our benchmarks is satisfying, but what we really want is for your and your clients’ accounts to continue achieving your and their financial goals.

You probably noticed the disparity in our returns. Over the past year, U.S. stocks strongly outperformed foreign ones. Our U.S.-only fund, the Small-Mid Cap Growth Fund, was our strongest performer, while our Global Opportunities Fund lagged a bit, since nearly half of its assets are invested in foreign companies. Meanwhile, our Emerging Markets Fund clung to slightly positive returns as emerging-market stock returns lagged behind those from developed foreign markets. Still, in our two funds with investments in foreign companies, we did well to outperform our benchmarks.

Our strong results came from growth stocks’ outperformance of value stocks and from good stock selection. We look to invest in the highest-quality growth businesses on the planet, because we believe that’s the most reliable way to compound capital at healthy rates over the long term. Our focus on long-term ownership of great businesses points us toward companies that can sustain healthy growth rates while helping solve meaningful problems. It also means we tend to own growth stocks instead of value stocks, even though the distinction we make is to own businesses that adeptly pursue profitable growth for the balanced benefit of stakeholders.

Regarding stock selection, we encourage you to visit www.mfamfunds.com and read our quarterly updates, where we outline stock-specific contributions and the reasons behind our investments. You can also find our investments detailed later in this annual report. You’ll see many of the same businesses you’ve seen in past years. That’s by design, and it suggests our research process is working. Once we find high-quality growth businesses, we hold on to them tenaciously.

Headlines du Jour

Coming into the year, not many people expected strong U.S. stock market returns. A common refrain was that the bull market was long in the tooth and due for a correction. Whether you believed it or not, there were enough cautionary headlines heading into 2018 to give anyone pause. September 2017 brought the destruction of hurricanes Irma and Maria, and October gave us the tragic Las Vegas concert shooting. With terrorism and safety on everyone’s mind, January arrived with a false missile alert in Hawaii. Then came talk of a government shutdown and the firing of Secretary of State Rex Tillerson in March. As for the nation’s financial health, it seemed not a week went by without a few articles declaring that rising interest rates would knock the economy off course and stall an improving employment picture. Even with the passage of the tax reform bill, stocks sold off in February, and they did so with a daily volatility that investors haven’t seen in a while. In short, the year was off to an inauspicious start.

In the face of those headlines, your investment in our funds sprinted forward anyway. We benefited by not reacting to the headlines and allowing the high-quality growth businesses in which we were already invested to play out their strategies and grow business value. But don’t be fooled: Doing little isn’t as easy as it sounds. You probably had a visceral reaction to at least one of those headlines. The ability to not react results from ongoing effort, not unlike the Buddhist pursuit of nirvana.

2

The Journey to Clarity

The Sanskrit word samsara refers to the swirl of life. This cycle is endless, filled with noise and temptation, and constantly challenges one’s ability to find a state of peace, awareness, and the absence of distraction. It keeps us from achieving the peace of nirvana.

Likewise in investing, the constant swirl of noise that comes from news headlines, daily price swings, market commentators, and latent fear are obstacles to the peace and focus we need to make consistently good investing decisions. The samsara of an investor’s life is a recipe for bad decisions and poor outcomes.

Our team’s path to investing nirvana begins with a philosophy that clearly defines what matters — and, therefore, what doesn’t. That philosophy states that independent thinking with a long-term mindset is the key to winning investing. Independent thought pays homage to the unique definition of business quality that guides our research process. A long-term mindset provides the right lens through which to filter information and reduces the need for constant activity. The combination, provided we stay true, helps the noise and temptation of modern-day samsara fall away. What is left, ideally, is a peaceful stillness in which our assessment of business quality can come into clearer focus.

Put the Headline in Context

History is a better gauge than today’s headlines, so let’s take a look back. Since inception, our funds have grown nicely in value while taking an acceptable level of risk. Our Global Opportunities Fund, which has been around since 2009, has achieved a compound annual growth rate of 14%. Our Small-Mid Cap Growth Fund has grown at 15% per year since it began in 2010, and our Emerging Markets Fund has grown at 6% per year since its inception in 2011. That puts two of our three funds ahead of their respective benchmarks. We continue to judge ourselves on this longer-term performance and encourage you to do the same with all of your investments.

Our goal remains to focus on what we can control: to search for high quality businesses — which we define as having special management teams, attractive business economics, durable competitive advantages, and sustainable growth — that we can patiently own for years, and to monitor the businesses we already own with a long-term, business owner’s mindset.

Thank you for your continued trust.

Onward,

Bryan Hinmon
Chief Investment Officer, Motley Fool Asset Management

3

Past performance does not guarantee future results. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. Securities in a Fund may not match those in an index and performance of the Fund will be different. You cannot invest directly into an index.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by the annual report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time, and may no longer be held by the Funds. The opinions of the Adviser with respect to those securities may change at any time.

New to investing? Reading your first mutual fund annual report?

Welcome! Here are some important things you need to know. Mutual fund investing offers many potential benefits. But there also are risks. Financial gain is not guaranteed when it comes to investing in equity securities. It’s possible to lose money, including your principal — especially during the short term.

We focus on the stocks of high quality businesses. Even the best businesses in the world fall in price — and sometimes a lot. Over the longer term, stock prices usually reflect business values, but the relationship is much more tenuous in the short term.

We also construct focused portfolios. This means we’re likely to own far fewer securities than are in the “market” or our benchmark. This could result in higher volatility or performance that is worse from the market and benchmark. To be fair, it could also result in lower volatility and performance that is better.

Our funds may invest in foreign companies and in companies with small market capitalization. There are certain risks associated with these types of investments. The risks are described on pages 5, 8 and 11 of this report. Additional risk information is provided in section 2 of the Notes to Financial Statements.

4

Motley Fool Global Opportunities Fund
Portfolio Characteristics
(Unaudited)

The Motley Fool Global Opportunities Fund operated as a series of The Motley Fool Funds Trust (the “Predecessor Fund”) prior to December 21, 2016, at which time the Predecessor Fund was reorganized into the Fund. The performance shown for periods prior to December 21, 2016 represents the performance of the Predecessor Fund.

At August 31, 2018, the Motley Fool Global Opportunities Fund Investor Shares had an audited net asset value of $25.91 per share attributed to 15,178,397 shares outstanding, and the Institutional Shares had an audited net asset value of $25.97 per share attributed to 3,041,446 shares outstanding. This compares with an unaudited net asset value as of June 16, 2009 for the Investor Shares of $10.00 per share attributed to 100,000 shares outstanding and as of June 17, 2014 for the Institutional Shares of $20.36 per share attributed to 1 share outstanding. From the Investor Shares launch on June 16, 2009 to August 31, 2018, the Investor Shares had an average annual total return of 13.73% versus a return of 11.62% over the same period for its benchmark, FTSE Global All Cap Net Tax Index. From the Institutional Shares launch on June 17, 2014 to August 31, 2018, the Institutional Shares returned 10.71% versus a return of 7.58% over the same period for the FTSE Global All Cap Net Tax Index.

The graph below shows the performance of $10,000 invested in the Investor Shares at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns for the periods ended AUGUST 31, 2018
	One Year	Five Year	Since Inception	Inception Date
Investor Shares*	22.32%	12.26%	13.73%	6/16/2009
Institutional Shares*	22.48%	N/A	10.71%	6/17/2014
FTSE Global All Cap Net Tax Index**	11.87%	10.18%	—(1)	—
Fund Expense Ratios(2): Investor Shares: Gross 1.15% and Net 1.15%; Institutional Shares: Gross 1.17% and Net 0.95%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.mfamfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)	The index returned 11.62% from the inception date of the Investor Shares and 7.58% from the inception date of the Institutional Shares.

(2)

The expense ratios of the Fund are set forth according to the December 31, 2017 Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

5

Motley Fool Global Opportunities Fund
Portfolio Characteristics (Continued)
(Unaudited)

**

The FTSE Global All Cap Net Tax Index is a market-capitalization weighted index representing the performance of large, mid and small cap companies in Developed and Emerging markets. The index is comprised of approximately 7,600 securities from 47 countries and captures 98% of the world’s investable market capitalization. Fair value prices and foreign exchange as of 4 pm ET are used in the calculation of this index, and returns are adjusted for withholding taxes applicable to dividends received by a U.S. Regulated Investment Company domiciled in the United States. The index is unmanaged and not available for direct investments. Its performance does not reflect deductions for fees, expenses or taxes.

The investment objective of the Global Opportunities Fund is to achieve long-term capital appreciation, and it pursues this objective by investing primarily in common stocks of companies located anywhere in the world. The Fund seeks long-term growth by identifying and acquiring securities of companies that are, in the view of Motley Fool Asset Management, LLC (the “Adviser”), high quality. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and the durability of its competitive advantage period. The Adviser’s approach prizes a long-term mindset and a balance of qualitative and quantitative factors.

The Fund will invest in areas of the market, that, in the view of the Adviser, offer the greatest potential for long-term capital appreciation, and it does not attempt to match the allocations of its benchmark. As such, significant deviation from the benchmark is expected from time to time, especially over shorter time frames.

The allocations to various sectors, countries, or any other macro-economic designation, are the byproduct of rigorous bottom-up analysis rather than an intentional top-down opinion of asset classes. While market conditions are constantly changing, exposure to equity market risk is needed to consistently achieve equity-like returns.

The following tables show the top ten holdings, sector allocations, and top ten countries in which the Fund was invested in as of August 31, 2018. Portfolio holdings are subject to change without notice.

Top Ten Holdings	% OF NET Assets
Amazon.com, Inc.	6.4%
NMC Health, PLC	4.7
Align Technology, Inc.	4.3
Mastercard, Inc., Class A	4.3
XPO Logistics, Inc.	4.2
Medtronic, PLC	4.2
SoftBank Group Corp.	3.1
Paycom Software, Inc.	3.1
IPG Photonics Corp.	2.7
Splunk, Inc.	2.5
39.5%

6

Motley Fool Global Opportunities Fund
Portfolio Characteristics (Concluded)
(Unaudited)

The Motley Fool Global Opportunities Fund uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”).We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% OF Net Assets
Information Technology	32.7%
Consumer Discretionary	17.1
Health Care	16.9
Industrials	10.5
Financials	7.0
Consumer Staples	5.4
Real Estate	5.0
Telecommunication Services	3.1
97.7%

Top ten Countries	% OF Net Assets
United States *	53.4%
United Kingdom	9.7
United Arab Emirates	5.7
Panama	4.6
China	4.1
Belgium	3.8
Mexico	3.5
India	2.7
Sweden	1.7
Switzerland	1.5
90.7%

*	As of the date of this report, the Fund had a holding of 2.2% in the U.S. Bank Money Market Deposit Account.

7

Motley Fool Small-Mid Cap Growth Fund
Portfolio Characteristics
(Unaudited)

The Motley Fool Small-Mid Cap Growth Fund operated as a series of The Motley Fool Funds Trust (the “Predecessor Fund”) prior to December 21, 2016, at which time the Predecessor Fund was reorganized into the Fund. The performance shown for periods prior to December 21, 2016 represents performance of the Predecessor Fund.

At August 31, 2018, the Motley Fool Small-Mid Cap Growth Fund Investor Shares had an audited net asset value of $27.32 per share attributed to 11,116,961 shares outstanding and the Institutional Shares had an audited net asset value of $27.50 per share attributed to 1,111,393 shares outstanding. This compares with an unaudited net asset value as of November 1, 2010 for the Investor Shares of $10.00 per share attributed to 102,000 shares outstanding and as of June 17, 2014 for the Institutional Shares of $17.94 per share attributed to 1 share outstanding. From the Investor Shares launch on November 1, 2010 to August 31, 2018, the Investor Shares had an average annual total return of 14.81% versus a return of 15.50% over the same period for its benchmark, the Russell 2500 Growth Index. From the Institutional Shares launch on June 17, 2014 to August 31, 2018, the Institutional Shares returned 12.28% versus a return of 13.05% over the same period for the Russell 2500 Growth Index.

The graph below shows the performance of $10,000 invested in the Investor Shares at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns for the periods ended AUGUST 31, 2018
	One Year	Five Year	Since Inception	Inception Date
Investor Shares*	30.88%	13.37%	14.81%	11/1/2010
Institutional Shares*	31.10%	N/A	12.28%	6/17/2014
Russell 2500 Growth Index**	30.18%	14.63%	—(1)	—
Fund Expense Ratios(2): Investor Shares: Gross 1.16% and Net 1.15%; Institutional Shares: Gross 1.47% and Net 0.95%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.mfamfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)	The index returned 15.50% from the inception date of the Investor Shares and 13.05% from the inception date of the Institutional Shares.

(2)

The expense ratios of the Fund are set forth according to the December 31, 2017 Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**

The Russell 2500 Growth Index is an unmanaged, free float-adjusted, market capitalization weighted index that is designed to measure the performance of the small and mid-cap growth segment of the U.S. stock market. The Russell 2500 Growth Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The

8

Motley Fool Small-Mid Cap Growth Fund
Portfolio Characteristics (Continued)
(Unaudited)

Fund may invest in companies that are not included within the Russell 2500 Growth Index and its investment portfolio is not weighted in terms of issuers the same as the Russell 2500 Growth Index. For this reason, the Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell 2500 Growth Index. The index is unmanaged and not available for direct investment. Its performance does not reflect deductions for fees, expenses or taxes.

The investment objective of the Small-Mid Cap Growth Fund is to achieve long-term capital appreciation, and it pursues this objective by investing primarily in common stocks of companies organized in the United States. The Fund seeks long-term growth by identifying and acquiring securities of companies that are, in the view of Motley Fool Asset Management, LLC (the “Adviser”), high quality. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and the durability of its competitive advantage period. The Adviser’s approach prizes a long-term mindset and a balance of qualitative and quantitative factors.

The Fund will invest in areas of the market, that, in the view of the Adviser, offer the greatest potential for long-term capital appreciation, and it does not attempt to match the allocations of its benchmark. As such, significant deviation from the benchmark is expected from time to time, especially over shorter time frames.

The allocations to various sectors, or any other macro-economic designation, are the byproduct of rigorous bottom-up analysis rather than an intentional top-down opinion of asset classes. While market conditions are constantly changing, exposure to equity market risk is needed to consistently achieve equity-like returns. The Adviser views its time as best spent focused on evaluating businesses and seeking to minimize company-specific risk in order to pursue its objective of long-term capital appreciation.

Although the Small-Mid Cap Growth Fund may invest in companies with any market capitalization, the Adviser expects that investments in the securities of companies having smaller- and mid-market capitalizations will be important components of the Fund’s investment program. Investments in securities of these companies may involve greater risk than do investments in larger, more established companies. Small- and mid-cap stocks tend to be more volatile and less liquid than their large-cap counterparts.

9

Motley Fool Small-Mid Cap Growth Fund
Portfolio Characteristics (concluded)
(Unaudited)

The following tables show the top ten holdings, and sector allocations in which the Fund was invested in as of August 31, 2018. Portfolio holdings are subject to change without notice.

Top ten Holdings	% OF Net Assets
XPO Logistics, Inc.	6.9%
Align Technology, Inc.	4.7
Paycom Software, Inc.	4.0
GrubHub, Inc.	3.9
Texas Roadhouse, Inc.	3.8
Cooper Companies, Inc. (The)	3.6
LCI Industries	3.5
Splunk, Inc.	3.3
Jones Lang LaSalle, Inc.	3.3
ResMed, Inc.	3.3
40.3%

The Motley Fool Small-Mid Cap Growth Fund uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”).We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% OF Net Assets
Information Technology	25.7%
Health Care	18.8
Consumer Discretionary	16.6
Industrials	14.9
Real Estate	9.4
Financials	9.4
Consumer Staples	3.7
Materials	1.2
99.7%

10

Motley Fool Emerging Markets Fund
Portfolio Characteristics
(Unaudited)

The Motley Fool Emerging Markets Fund operated as a series of The Motley Fool Funds Trust (the “Predecessor Fund”) prior to December 21, 2016, at which time the Predecessor Fund was reorganized into the Fund. The performance shown for periods prior to December 21, 2016 represents the performance of the Predecessor Fund.

At August 31, 2018, the Motley Fool Emerging Markets Fund Investor Shares had an audited net asset value of $14.01 per share attributed to 2,663,640 shares outstanding. This compares with an unaudited net asset value as of November 1, 2011 for the Investor Shares of $10.00 per share attributed to 106,350 shares outstanding. From the Investor Shares launch on November 1, 2011 to August 31, 2018, the Investor Shares had an average annual total return of 6.05% versus a return of 3.80% over the same period for its benchmark, the FTSE Emerging Markets All Cap China A Inclusion Net Tax Index.

The graph below shows the performance of $10,000 invested in the Investor Shares at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns for periods ended AUGUST 31, 2018
	One Year	Five Year	SINCE Inception	Inception Date
Investor Shares*	-1.54%	4.74%	6.05%	11/1/2011
FTSE Emerging Markets All Cap China A Inclusion Net Tax Index**	-2.66%	5.14%	3.80%(1)	—
Fund Expense Ratios(2): Investor Shares: Gross 2.00% and Net 1.15%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.mfamfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Investor Shares only and is not the inception date of the benchmark itself.

(2)

The expense ratios of the Fund are set forth according to the December 31, 2017 Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights table in this report. See the Financial Highlights for more current expense ratios.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**

The FTSE Emerging Markets All Cap China A Inclusion Net Tax Index is a market-capitalization weighted index representing the performance of large, mid and small cap companies in Emerging markets. The index is comprised of approximately 3,350 securities from 22 countries, and is part of the FTSE China A Inclusion Indexes which contain FTSE China A All Cap Index securities adjusted for the aggregate approved QFII and RQFII quotas available to international investors. Fair value prices and foreign exchange as of 4 pm EST are used in the calculation of this index, and returns are adjusted for withholding taxes applicable to dividends received by a U.S. Regulated Investment Company domiciled in the United States.

11

Motley Fool Emerging Markets Fund
Portfolio Characteristics (Continued)
(Unaudited)

The investment objective of the Emerging Markets Fund is to achieve long-term capital appreciation, and it pursues this objective by investing primarily in common stocks of companies organized in emerging market foreign countries. In prior years, the Fund’s strategy included investments in both developed and emerging markets countries. Along with a name change effective August 31, 2017, the Fund has been focused on emerging economies.

The Fund seeks long-term growth by identifying and acquiring securities of companies that are, in the view of Motley Fool Asset Management, LLC (the “Adviser”), high quality. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and the durability of its competitive advantage period. The Adviser’s approach prizes a long-term mindset and a balance of qualitative and quantitative factors.

The Fund will invest in areas of the market, that, in the view of the Adviser, offer the greatest potential for long-term capital appreciation, and it does not attempt to match the allocations of its benchmark. As such, significant deviation from the benchmark is expected from time to time, especially over shorter time frames.

The allocations to various sectors, countries, or any other macro-economic designation, are the byproduct of rigorous bottom-up analysis rather than an intentional top-down opinion of asset classes. While market conditions are constantly changing, exposure to equity market risk is needed to consistently achieve equity-like returns. The Adviser views its time as best spent focused on evaluating businesses and seeking to minimize company-specific risk in order to pursue its objective of long-term capital appreciation.

Because the Emerging Markets Fund is free to invest in companies of any size around the world, investments in companies with smaller market capitalizations will be an important component of the Fund’s investment program. Small-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. In addition to company risk, fluctuations in currency exchange rates can cause losses when investing in foreign securities, with emerging markets presenting additional risks of illiquidity, political instability, and lax regulation. Please refer to the prospectus for a more detailed discussion of the Fund’s strategies and risks.

While investing in a particular sector is not a principal investment strategy of the Emerging Markets Fund, the portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy.

The following tables show the top ten holdings, sector allocations, and top ten countries in which the Fund was invested in as of August 31, 2018. Portfolio holdings are subject to change without notice.

Top ten Holdings	% OF Net Assets
NMC Health PLC	6.8%
Top Glove Corp., Bhd	5.8
Tencent Holdings Ltd.	5.3
Douzone Bizon Co., Ltd.	5.2
MercadoLibre, Inc.	4.6
Yum China Holdings, Inc.	4.5
Credicorp Ltd.	4.4
Alibaba Group Holding Ltd., SP ADR	3.8
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	3.8
Gentera SAB de CV	3.7
47.9%

12

Motley Fool Emerging Markets Fund
Portfolio Characteristics (Concluded)
(Unaudited)

The Motley Fool Emerging Markets Fund uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”).We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% OF Net Assets
Information Technology	22.1%
Financials	17.0
Consumer Discretionary	16.4
Health Care	16.3
Industrials	13.1
Telecommunication Services	5.1
Consumer Staples	3.7
Real Estate	0.6
94.3%

Top ten Countries	% OF Net Assets
China	20.3%
Mexico	10.1
United Arab Emirates	9.2
Indonesia	6.0
Malaysia	5.8
South Korea	5.2
Argentina	4.6
Peru	4.4
Brazil	4.0
Taiwain	3.8
73.4%

13

Motley Fool Funds
Fund Expense Examples
AUGUST 31, 2018 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you to understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2018 to August 31, 2018, and held for the entire period.

Actual Expenses

The first section of the accompanying tables provide information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical EXAMPLES for Comparison Purposes

The second section of the accompanying tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value March 1, 2018	Ending Account Value august 31, 2018	Expenses Paid During Period(1)	Annualized Expense Ratio(2)	Actual Six-Month Total Investment Returns for the Funds
Global Opportunities Fund - Investor Shares
Actual	$1,000.00	$1,051.10	$5.43	1.05%	5.11%
Hypothetical (5% return before expenses)	1,000.00	1,019.91	5.35	1.05	N/A
Global Opportunities Fund - Institutional Shares
Actual	$1,000.00	$1,051.80	$4.91	0.95%	5.18%
Hypothetical (5% return before expenses)	1,000.00	1,020.42	4.84	0.95	N/A

14

Motley Fool Funds
Fund Expense Examples (Concluded)
AUGUST 31, 2018 (Unaudited)

	Beginning Account Value March 1, 2018	Ending Account Value august 31, 2018	Expenses Paid During Period(1)	Annualized Expense Ratio(2)	Actual Six-Month Total Investment Returns for the Funds
Small-Mid Cap Growth Fund - Investor Shares
Actual	$1,000.00	$1,083.30	$5.78	1.10%	8.33%
Hypothetical (5% return before expenses)	1,000.00	1,019.66	5.60	1.10	N/A
Small-Mid Cap Growth Fund - Institutional Shares
Actual	$1,000.00	$1,084.40	$4.99	0.95%	8.44%
Hypothetical (5% return before expenses)	1,000.00	1,020.42	4.84	0.95	N/A
Emerging Markets Fund - Investor Shares
Actual	$1,000.00	$909.70	$5.54	1.15%	-9.03%
Hypothetical (5% return before expenses)	1,000.00	1,019.41	5.85	1.15	N/A

(1)

Expenses are equal to each Fund’s annualized expense ratio for the period March 1, 2018 to August 31, 2018, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

(2)	These ratios reflect expenses waived by the Funds’ investment adviser. Without these waivers, the Funds’ expenses would have been higher and the ending account values would have been lower.

15

Motley Fool Global Opportunities Fund
Schedule of Investments
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Common Stocks — 96.9%
Air Freight & Logistics — 4.2%
XPO Logistics, Inc. (United States)*	186,000	$19,809,000
Auto Components — 1.0%
Gentex Corp. (United States)	200,000	4,676,000
Banks — 4.8%
Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	343,129	7,092,476
Bank of Georgia Group PLC (Georgia)	263,132	5,638,982
HDFC Bank Ltd., ADR (India)	100,000	10,127,000
		22,858,458
Beverages — 1.4%
Anheuser-Busch InBev SA/NV, SP ADR (Belgium) (a)	70,500	6,572,715
Capital Markets — 0.7%
Georgia Capital PLC (Georgia)*	263,132	3,502,787
Commercial Services & Supplies — 1.6%
KAR Auction Services, Inc. (United States)	117,708	7,379,114
Communications Equipment — 1.3%
Infinera Corp. (United States)*	661,100	5,916,845
Consumer Finance — 1.5%
Gentera SAB de CV (Mexico)	7,200,000	7,307,311
Electronic Equipment, Instruments & Components — 2.7%
IPG Photonics Corp. (United States)*	72,000	12,634,560
Lagercrantz Group AB, Class B (Sweden)	19,591	194,160
		12,828,720
Equity Real Estate Investment Trusts — 4.0%
American Tower Corp. (United States)	64,000	9,543,680
SBA Communications Corp. (United States)*	60,000	9,313,800
		18,857,480
Food & Staples Retailing — 2.0%
Costco Wholesale Corp. (United States)	40,000	9,325,200
Food Products — 2.0%
Nestle SA (Switzerland)	68,694	5,758,422
Nippon Indosari Corpindo Tbk PT (Indonesia)	54,234,800	3,589,940
		9,348,362

See Notes to Financial Statements.

16

Motley Fool Global Opportunities Fund
Schedule of Investments (continued)
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Health Care Equipment & Supplies — 10.9%
Align Technology, Inc. (United States)*	53,000	$20,483,970
Medtronic PLC (Ireland)	205,272	19,790,273
ResMed, Inc. (United States)	102,000	11,363,820
		51,638,063
Health Care Providers & Services — 4.7%
NMC Health PLC (United Arab Emirates)	435,482	22,204,581
Hotels, Restaurants & Leisure — 3.6%
Starbucks Corp. (United States)	195,000	10,422,750
Yum China Holdings, Inc. (China)	171,251	6,623,989
		17,046,739
Household Durables — 0.8%
Tupperware Brands Corp. (United States)	120,000	3,902,400
Internet & Direct Marketing Retail — 9.3%
Amazon.com, Inc. (United States)*	15,100	30,391,921
Ctrip.com International Ltd., ADR (China)*	200,752	7,859,441
Zooplus AG (Germany)*	33,200	5,456,832
		43,708,194
Internet Software & Services — 7.2%
Alphabet, Inc., Class C (United States)*	9,024	10,992,947
GrubHub, Inc. (United States) (a)*	50,000	7,205,500
MercadoLibre, Inc. (Argentina)	23,287	7,973,702
Tencent Holdings Ltd. (China)	180,000	7,737,691
		33,909,840
IT Services — 6.1%
Mastercard, Inc., Class A (United States)	93,300	20,111,748
PayPal Holdings, Inc. (United States)*	94,900	8,762,117
		28,873,865
Life Sciences Tools & Services — 1.3%
Horizon Discovery Group PLC (United Kingdom)*	2,135,499	5,993,927
Machinery — 0.6%
Fanuc Corp. (Japan)	16,000	3,137,356

See Notes to Financial Statements.

17

Motley Fool Global Opportunities Fund
Schedule of Investments (continued)
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Media — 0.8%
Multiplus SA (Brazil)	278,600	$1,664,172
System1 Group PLC (United Kingdom)	700,000	2,132,652
		3,796,824
Multiline Retail — 1.5%
Mitra Adiperkasa Tbk PT (Indonesia)	123,010,000	6,976,581
Real Estate Management & Development — 1.0%
Jones Lang LaSalle, Inc. (United States)	30,000	4,575,600
Semiconductors & Semiconductor Equipment — 2.0%
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR (Taiwan)	215,000	9,374,000
Software — 11.3%
Atlassian Corp., PLC, Class A (Australia)*	132,000	11,881,320
Douzone Bizon Co., Ltd. (South Korea)	149,798	7,668,953
Paycom Software, Inc. (United States)*	93,230	14,461,838
Splunk, Inc. (United States)*	93,300	11,956,395
Ultimate Software Group, Inc. (The) (United States)*	24,450	7,571,431
		53,539,937
Technology Hardware, Storage & Peripherals — 2.2%
Apple, Inc. (United States)	45,000	10,243,350
Trading Companies & Distributors — 1.9%
Watsco, Inc. (United States)	50,000	8,749,500
Transportation Infrastructure — 1.4%
International Container Terminal Services, Inc. (Philippines)	3,750,000	6,568,181
Wireless Telecommunication Services — 3.1%
SoftBank Group Corp. (Japan)	160,000	14,813,974
Total Common Stocks (Cost $270,737,184)		457,434,904

Participatory Notes — 0.8%
Air Freight & Logistics — 0.8%
Aramex PJSC (United Arab Emirates) (b)*	3,134,000	3,754,162
Total Participatory Notes (Cost $2,790,802)		3,754,162

See Notes to Financial Statements.

18

Motley Fool Global Opportunities Fund
Schedule of Investments (concluded)
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Investment Purchased with Proceeds From Securities Lending Collateral — 1.5%
Mount Vernon Liquid Assets Portfolio, LLC, 2.15%	7,205,183	$7,205,183
Total Investment Purchased with Proceeds From Securities Lending Collateral (Cost $7,205,183)		7,205,183

Short-Term Investments — 2.2%
U.S. Bank Money Market Deposit Account, 1.92% (United States) (c)	10,459,861	10,459,861
Total Short-Term Investments (Cost $10,459,861)		10,459,861

Total Investments (Cost $291,193,030) — 101.4%		478,854,110
Liabilities in Excess of Other Assets — (1.4)%		(6,669,395)
NET ASSETS — 100.0%
(Applicable to 18,219,843 shares outstanding)		$472,184,715

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

SP ADR — Sponsored ADR

(a)	All or a portion of the security is on loan. At August 31, 2018, the market value of securities on loan was $7,136,242.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of August 31, 2018, the total market value of Rule 144A securities was $3,754,162 and represents 0.8% of net assets.

(c)	Seven-day yield as of August 31, 2018.

See Notes to Financial Statements.

19

Motley Fool Small-Mid Cap Growth Fund
Schedule of Investments
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Common Stocks — 97.7%
Air Freight & Logistics — 8.2%
CH Robinson Worldwide, Inc. (United States)	46,000	$4,419,680
XPO Logistics, Inc. (United States)*	215,000	22,897,500
		27,317,180
Auto Components — 5.6%
Gentex Corp. (United States)	300,000	7,014,000
LCI Industries (United States)	124,670	11,588,077
		18,602,077
Automobiles — 3.3%
Thor Industries, Inc. (United States) (a)	115,000	10,975,600
Banks — 3.9%
Access National Corp. (United States)	124,832	3,387,940
Carter Bank & Trust (United States)*	199,600	3,493,000
Lakeland Financial Corp. (United States)	60,000	2,956,200
SVB Financial Group (United States)*	10,000	3,227,500
		13,064,640
Biotechnology — 1.2%
Ionis Pharmaceuticals, Inc. (United States)*	89,100	4,070,979
Capital Markets — 2.5%
Diamond Hill Investment Group, Inc. (United States)	43,959	8,202,310
Commercial Services & Supplies — 1.6%
KAR Auction Services, Inc. (United States)	85,000	5,328,650
Electronic Equipment, Instruments & Components — 4.8%
IPG Photonics Corp. (United States)*	49,500	8,686,260
NLight, Inc. (United States) (a)*	235,000	7,240,350
		15,926,610
Equity Real Estate Investment Trusts — 4.2%
SBA Communications Corp. (United States)*	55,000	8,537,650
STAG Industrial, Inc. (United States)	195,000	5,629,650
		14,167,300
Food Products — 1.3%
McCormick & Co., Inc. (United States) (a)	34,000	4,245,920

See Notes to Financial Statements.

20

Motley Fool Small-Mid Cap Growth Fund
Schedule of Investments (continued)
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Health Care Equipment & Supplies — 15.6%
Align Technology, Inc. (United States)*	41,000	$15,846,090
Cooper Companies, Inc. (The) (United States)	46,400	11,868,192
NuVasive, Inc. (United States)*	81,549	5,723,924
ResMed, Inc. (United States)	99,000	11,029,590
Varian Medical Systems, Inc. (United States)*	67,000	7,505,340
		51,973,136
Health Care Technology — 1.7%
Teladoc, Inc. (United States) (a)*	75,000	5,816,250
Hotels, Restaurants & Leisure — 3.8%
Texas Roadhouse, Inc. (United States)	184,929	12,750,855
Household Durables — 0.4%
TRI Pointe Group, Inc. (United States)*	120,000	1,738,800
Household Products — 2.4%
Church & Dwight Co., Inc. (United States)	141,600	8,011,728
Insurance — 2.9%
Markel Corp. (United States)*	7,900	9,549,520
Internet Software & Services — 5.2%
Alarm.com Holdings, Inc. (United States)*	80,000	4,503,200
GrubHub, Inc. (United States) (a)*	90,000	12,969,900
		17,473,100
IT Services — 1.6%
Broadridge Financial Solutions, Inc. (United States)	40,000	5,405,600
Leisure Products — 2.0%
Hasbro, Inc. (United States)	68,615	6,814,156
Machinery — 1.9%
Proto Labs, Inc. (United States)*	40,000	6,218,000
Paper & Forest Products — 1.1%
KapStone Paper and Packaging Corp. (United States)	110,400	3,792,240
Real Estate Management & Development — 5.0%
Jones Lang LaSalle, Inc. (United States)	72,500	11,057,700
Newmark Group, Inc., Class A (United States)	437,237	5,618,495
		16,676,195

See Notes to Financial Statements.

21

Motley Fool Small-Mid Cap Growth Fund
Schedule of Investments (concluded)
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Software — 13.4%
Everbridge, Inc. (United States)*	60,000	$3,612,600
Paycom Software, Inc. (United States)*	85,000	13,185,200
Paylocity Holding Corp. (United States)*	131,000	10,406,640
Splunk, Inc. (United States)*	87,000	11,149,050
Ultimate Software Group, Inc. (The) (United States)*	21,000	6,503,070
		44,856,560
Specialty Retail — 1.2%
Tractor Supply Co. (United States)	44,800	3,954,944
Trading Companies & Distributors — 2.9%
Fastenal Co. (United States) (a)	76,750	4,479,130
Watsco, Inc. (United States)	30,250	5,293,447
		9,772,577
Total Common Stocks (Cost $185,194,988)		326,704,927

Investments Purchased with Proceeds From Securities Lending Collateral — 7.2%
Mount Vernon Liquid Assets Portfolio, LLC, 2.15%	24,035,200	24,035,200
Total Investment Purchased with Proceeds From Securities Lending Collateral (Cost $24,035,200)		24,035,200

Short-Term Investments — 2.1%
U.S. Bank Money Market Deposit Account, 1.92% (United States) (b)	6,993,504	6,993,504
Total Short-Term Investments (Cost $6,993,504)		6,993,504

Total Investments (Cost $216,223,692) — 107.0%		357,733,631
Liabilities in Excess of Other Assets — (7.0)%		(23,502,867)
NET ASSETS — 100.0%
(Applicable to 12,228,354 shares outstanding)		$334,230,764

*	Non-income producing security.

(a)	All or a portion of the security is on loan. At August 31, 2018, the market value of securities on loan was $24,073,751.
(b)	Seven-day yield as of August 31, 2018.

See Notes to Financial Statements.

22

Motley Fool Emerging Markets Fund
Schedule of Investments
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Common Stocks — 94.3%
Banks — 12.2%
Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	45,000	$930,150
Bank of Georgia Group PLC (Georgia)	30,000	642,907
Credicorp Ltd. (Peru)	7,500	1,635,150
HDFC Bank Ltd., ADR (India)	13,350	1,351,955
		4,560,162
Beverages — 0.9%
Coca-Cola Icecek AS (Turkey)	75,000	326,943
Capital Markets — 1.1%
Georgia Capital PLC (Georgia)*	30,000	399,357
Consumer Finance — 3.7%
Gentera SAB de CV (Mexico)	1,350,000	1,370,121
Diversified Telecommunication Services — 0.9%
Telkom SA SOC Ltd. (South Africa)	100,000	342,168
Food & Staples Retailing — 1.0%
CP ALL PCL, NVDR (Thailand)	190,000	391,899
Food Products — 1.8%
Nippon Indosari Corpindo Tbk PT (Indonesia)	10,022,700	663,428
Health Care Equipment & Supplies — 5.8%
Top Glove Corp., Bhd (Malaysia)	800,000	2,167,564
Health Care Providers & Services — 10.5%
Georgia Healthcare Group PLC (Georgia) (a)*	90,000	267,441
NMC Health, PLC (United Arab Emirates)	50,000	2,549,426
Odontoprev SA (Brazil)	350,000	1,118,804
		3,935,671
Hotels, Restaurants & Leisure — 4.5%
Yum China Holdings, Inc. (China)	43,500	1,682,580
Internet & Direct Marketing Retail — 3.5%
Ctrip.com International Ltd., ADR (China)*	33,300	1,303,695

See Notes to Financial Statements.

23

Motley Fool Emerging Markets Fund
Schedule of Investments (continued)
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Internet Software & Services — 16.9%
Alibaba Group Holding Ltd., SP ADR (China)*	8,200	$1,435,082
Baidu, Inc., SP ADR (China)*	5,250	1,189,020
MercadoLibre, Inc. (Argentina)	5,000	1,712,050
Tencent Holdings Ltd. (China)	45,600	1,960,215
		6,296,367
Media — 1.0%
Multiplus SA (Brazil)	60,000	358,400
Multiline Retail — 3.6%
Mitra Adiperkasa Tbk PT (Indonesia)	23,420,000	1,328,278
Real Estate Management & Development — 0.6%
Lippo Karawaci Tbk PT (Indonesia)	10,000,000	241,553
Semiconductors & Semiconductor Equipment — 3.8%
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR (Taiwan)	32,500	1,417,000
Software — 5.2%
Douzone Bizon Co., Ltd. (South Korea)	38,000	1,945,421
Transportation Infrastructure — 13.1%
DP World Ltd. (United Arab Emirates)	42,000	898,800
Grupo Aeroportuario del Pacifico SAB de CV, ADR (Mexico)	11,500	1,188,065
Grupo Aeroportuario del Sureste SAB de CV, ADR (Mexico)	6,400	1,200,576
International Container Terminal Services, Inc. (Philippines)	645,000	1,129,727
TAV Havalimanlari Holding AS (Turkey)	95,000	477,979
		4,895,147
Wireless Telecommunication Services — 4.2%
Safaricom Ltd. (Kenya)	4,000,000	1,122,583
Vodacom Group Ltd. (South Africa)	50,000	430,013
		1,552,596
Total Common Stocks (Cost $27,987,159)		35,178,350

See Notes to Financial Statements.

24

Motley Fool Emerging Markets Fund
Schedule of Investments (concluded)
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Short-Term Investments — 2.4%
U.S. Bank Money Market Deposit Account, 1.92% (United States) (b)	913,233	$913,233
Total Short-Term Investments (Cost $913,233)		913,233

Total Investments (Cost $28,900,392) — 96.7%		36,091,583
Other Assets in Excess of Liabilities — 3.3%		1,238,813
NET ASSETS — 100.0%
(Applicable to 2,663,640 shares outstanding)		$37,330,396

*	Non-income producing security.

ADR — American Depositary Receipt

NVDR — Non-Voting Depository Receipt

PLC — Public Limited Company

SP ADR — Sponsored ADR

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of August 31, 2018, the total market value of Rule 144A securities was $267,441 and represents 0.7% of net assets.

(b)	Seven-day yield as of August 31, 2018.

See Notes to Financial Statements.

25

Motley Fool Funds
STATEMENTS of Assets and Liabilities
AUGUST 31, 2018

	Motley Fool Global Opportunities Fund	Motley Fool Small-Mid Cap Growth Fund	Motley Fool Emerging Markets Fund
ASSETS
Investments in securities of unaffiliated issuers, at value (cost $273,527,986, $185,194,988 and $27,987,159, respectively)	$461,189,066	$326,704,927	$35,178,350
Investments purchased with proceeds from securities lending collateral (cost $7,205,183, $24,035,200 and $0, respectively)	7,205,183	24,035,200	—
Short-term investments, at value (cost $10,459,861, $6,993,504 and $913,233, respectively)	10,459,861	6,993,504	913,233
Foreign currency, at value (cost $392,573, $0 and $32,189, respectively)	390,242	—	31,889
Receivables for:
Dividends and tax reclaims	406,666	232,266	39,776
Shares of beneficial interest sold	314,228	671,394	1,329,083
Prepaid expenses and other assets	28,362	18,941	9,898
Total assets	479,993,608	358,656,232	37,502,229

LIABILITIES
Payables for:
Securities lending collateral	7,205,183	24,035,200	—
Advisory fees	321,131	227,175	25,522
Shares of beneficial interest redeemed	113,128	39,397	103,272
Audit and tax service fees	21,000	21,000	21,000
Other accrued expenses and liabilities	148,451	102,696	22,039
Total liabilities	7,808,893	24,425,468	171,833
Net assets	$472,184,715	$334,230,764	$37,330,396

NET ASSETS CONSIST OF:
Par value	$18,220	$12,228	$2,664
Paid-in-capital	259,252,863	182,064,131	30,411,939
Undistributed/(accumulated) net investment income/(loss)	—	(438,175)	177,371
Accumulated net realized gain/(loss) from investments and foreign currency transactions	25,262,838	11,082,641	(450,746)
Net unrealized appreciation/(depreciation) on investments, foreign currencies, and assets and liabilities denominated in foreign currencies	187,650,794	141,509,939	7,189,168
Net assets	$472,184,715	$334,230,764	$37,330,396

NET ASSET VALUE:
Investor Shares:
Net assets applicable to capital shares outstanding	$393,197,341	$303,668,741	$37,330,396
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	15,178,397	11,116,961	2,663,640
Net asset value, offering and redemption price per share	$25.91	$27.32	$14.01

Institutional Shares:
Net assets applicable to capital shares outstanding	$78,987,374	$30,562,023	N/A
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	3,041,446	1,111,393	N/A
Net asset value, offering and redemption price per share	$25.97	$27.50	N/A

The accompanying notes are an integral part of these financial statements.

26

Motley Fool Funds
Statements of Operations
AUGUST 31, 2018

	Motley Fool Global Opportunities Fund	Motley Fool Small-Mid Cap Growth Fund	Motley Fool Emerging Markets Fund
INVESTMENT INCOME
Dividends	$4,631,488	$2,571,528	$688,686
Less foreign taxes withheld	(209,616)	—	(56,964)
Securities lending income	36	514	—
Total investment income	4,421,908	2,572,042	631,722

EXPENSES
Advisory fees	3,746,542	2,426,207	316,375
Transfer agent fees and shareholder service fees- Investor Shares	400,507	243,365	80,038
Transfer agent fees and shareholder service fees - Institutional Shares	64,829	51,267	N/A
Administration and accounting services fees	194,399	123,848	9,033
Custodian fees	45,249	10,770	26,225
Registration and filing fees - Investor Shares	40,527	42,707	31,231
Registration and filing fees - Institutional Shares	13,877	12,589	N/A
Legal fees	38,952	29,767	3,889
Printing and shareholder reporting fees - Investor Shares	38,348	30,168	6,692
Printing and shareholder reporting fees - Institutional Shares	4,746	2,037	N/A
Director’s fees	35,206	25,975	1,499
Officer’s fees	21,798	17,729	2,208
Audit and tax service fees	21,000	21,000	21,000
Other expenses	17,093	26,200	2,409
Total expenses	4,683,073	3,063,629	500,599
Expense fees waived/reimbursed net of amount recaptured - Investor Shares	—	146,709	(72,562)
Expense fees waived/reimbursed net of amount recaptured - Institutional Shares	(80,089)	(56,058)	N/A
Net expenses after waivers/reimbursements	4,602,984	3,154,280	428,037
Net investment income/(loss)	(181,076)	(582,238)	203,685

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	28,058,262	13,478,362	1,095,168
Foreign currency transactions	(23,121)	—	3,937
Net change in unrealized appreciation/(depreciation) on:
Investments	59,951,499	60,454,237	(2,149,169)
Foreign currency translation	(7,270)	—	(1,261)
Net realized and unrealized gain/(loss)	87,979,370	73,932,599	(1,051,325)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$87,798,294	$73,350,361	$(847,640)

The accompanying notes are an integral part of these financial statements.

27

Motley Fool Global Opportunities Fund
Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2018	For the Fiscal Period Ended August 31, 2017 (1)	For the Year Ended October 31, 2016
OPERATIONS
Net investment income/(loss)	$(181,076)	$657,803	$747,966
Net realized gain/(loss) from investments and foreign currency transactions	28,035,141	47,847,421	9,546,196
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translation, and assets and liabilities denominated in foreign currencies	59,944,229	24,608,203	(10,795,721)
Net increase/(decrease) in net assets resulting from operations	87,798,294	73,113,427	(501,559)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income
Investor Shares	(740,296)	(604,493)	(34,910)
Institutional Shares	(84,137)	(186,098)	(13,802)
Distributions from net realized capital gains
Investor Shares	(42,375,430)	(8,485,045)	(166,111)
Institutional Shares	(7,912,272)	(1,167,344)	(3,300)
Total dividends and distributions to shareholders	(51,112,135)	(10,442,980)	(218,123)
CAPITAL SHARE TRANSACTIONS:
Investor Shares
Proceeds from shares sold	42,484,213	22,119,265	32,544,953
Reinvestment of dividends	42,328,884	8,937,049	197,667
Shares redeemed	(60,158,888)	(100,374,196)	(72,564,161)
Redemption fees (2)	8,008	33,388	38,069
Total from Investor Shares	24,662,217	(69,284,494)	(39,783,472)
Institutional Shares
Proceeds from shares sold	11,443,903	46,460,601	876,179
Reinvestment of dividends	7,910,044	1,333,174	16,889
Shares redeemed	(6,961,572)	(3,097,677)	(1,365,672)
Redemption fees (2)	262	519	20
Total from Institutional Shares	12,392,637	44,696,617	(472,584)
Net increase/(decrease) in net assets from capital share transactions	37,054,854	(24,587,877)	(40,256,056)
Total increase/(decrease) in net assets	73,741,013	38,082,570	(40,975,738)
NET ASSETS:
Beginning of period	$398,443,702	360,361,132	401,336,870
End of period (3)	$472,184,715	$398,443,702	$360,361,132
Undistributed/accumulated net investment income/(loss)	$—	$814,529	$(760,546)

(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)	Effective December 31, 2017, the Fund eliminated the redemption fee.
(3)	Including undistributed/accumulated net investment income/(loss).

The accompanying notes are an integral part of these financial statements.

28

Motley Fool Global Opportunities Fund
Statements of Changes in Net Assets (CONCLUDED)

	FOR THE YEAR ENDED AUGUST 31, 2018	For the Fiscal Period Ended August 31, 2017 (1)	For the Year Ended October 31, 2016
SHARE TRANSACTIONS:
Investor Shares
Shares sold	1,726,902	1,001,231	1,642,369
Shares reinvested	1,874,618	449,511	9,795
Shares redeemed	(2,447,827)	(4,767,676)	(3,682,983)
Net increase/(decrease) in shares	1,153,693	(3,316,934)	(2,030,819)

Institutional Shares
Shares sold	458,054	2,235,895	44,003
Shares reinvested	349,692	66,891	837
Shares redeemed	(282,356)	(141,726)	(69,455)
Net increase/(decrease) in shares	525,390	2,161,060	(24,615)

(1)	The Fund changed its fiscal year end to August 31 during the period.

The accompanying notes are an integral part of these financial statements.

29

Motley Fool Small-Mid Cap Growth Fund
Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2018	For the Fiscal Period Ended August 31, 2017 (1)	For the Year Ended October 31, 2016
OPERATIONS
Net investment income/(loss)	$(582,238)	$(537,448)	$(653,431)
Net realized gain/(loss) from investments and foreign currency transactions	13,478,362	15,186,364	(2,484,075)
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translation, and assets and liabilities denominated in foreign currencies	60,454,237	26,696,119	(1,992,860)
Net increase/(decrease) in net assets resulting from operations	73,350,361	41,345,035	(5,130,366)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income
Investor Shares	—	—	(349,750)
Institutional Shares	—	—	(20,359)
Distributions from net realized capital gains
Investor Shares	(12,858,211)	—	—
Institutional Shares	(1,293,569)	—	—
Total dividends and distributions to shareholders	(14,151,780)	—	(370,109)
CAPITAL SHARE TRANSACTIONS:
Investor Shares
Proceeds from shares sold	69,130,104	18,375,235	21,811,467
Reinvestment of dividends	12,578,509	—	343,728
Shares redeemed	(42,324,699)	(52,151,022)	(50,140,829)
Redemption fees (2)	3,475	22,135	24,628
Total from Investor Shares	39,387,389	(33,753,652)	(27,961,006)
Institutional Shares
Proceeds from shares sold	5,927,695	16,606,797	1,388,492
Reinvestment of dividends	1,293,568	—	20,358
Shares redeemed	(2,345,507)	(4,083,956)	(2,787,636)
Redemption fees (2)	—	3,350	175
Total from Institutional Shares	4,875,756	12,526,191	(1,378,611)
Net increase/(decrease) in net assets from capital share transactions	44,263,145	(21,227,461)	(29,339,617)
Total increase/(decrease) in net assets	103,461,726	20,117,574	(34,840,092)
NET ASSETS:
Beginning of period	$230,769,038	210,651,464	245,491,556
End of period (3)	$334,230,764	$230,769,038	$210,651,464
Undistributed/accumulated net investment income/(loss)	$(438,175)	$(544,611)	$(639,202)

(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)	Effective December 31, 2017, the Fund eliminated the redemption fee.
(3)	Including undistributed/accumulated net investment income/(loss).

The accompanying notes are an integral part of these financial statements.

30

Motley Fool Small-Mid Cap Growth Fund
Statements of Changes in Net Assets (CONCLUDED)

	FOR THE YEAR ENDED AUGUST 31, 2018	For the Fiscal Period Ended August 31, 2017 (1)	For the Year Ended October 31, 2016
SHARE TRANSACTIONS:
Investor Shares
Shares sold	2,730,967	894,155	1,202,801
Shares reinvested	520,849	—	18,293
Shares redeemed	(1,683,331)	(2,559,950)	(2,748,791)
Net increase/(decrease) in shares	1,568,485	(1,665,795)	(1,527,697)

Institutional Shares
Shares sold	230,304	818,234	77,879
Shares reinvested	53,255	—	1,083
Shares redeemed	(92,122)	(198,206)	(152,821)
Net increase/(decrease) in shares	191,437	620,028	(73,859)

(1)	The Fund changed its fiscal year end to August 31 during the period.

The accompanying notes are an integral part of these financial statements.

31

Motley Fool Emerging Markets Fund
Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2018	For the Fiscal Period Ended August 31, 2017 (1)	For the Year Ended October 31, 2016
OPERATIONS
Net investment income/(loss)	$203,685	$310,507	$200,032
Net realized gain/(loss) from investments and foreign currency transactions	1,099,105	(1,181,087)	638,236
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translation, and assets and liabilities denominated in foreign currencies	(2,150,430)	6,836,590	2,234,424
Net increase/(decrease) in net assets resulting from operations	(847,640)	5,966,010	3,072,692
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income
Investor Shares	(314,358)	(150,543)	(300,972)
Institutional Shares	—	(27,959)	(18,444)
Total dividends and distributions to shareholders	(314,358)	(178,502)	(319,416)
CAPITAL SHARE TRANSACTIONS:
Investor Shares
Proceeds from shares sold	11,167,842	6,665,378	2,517,000
Reinvestment of dividends	313,688	150,020	300,095
Shares redeemed	(7,446,112)	(6,442,570)	(7,766,303)
Redemption fees (2)	1,145	1,728	3,403
Total from Investor Shares	4,036,563	374,556	(4,945,805)
Institutional Shares
Proceeds from shares sold (3)	—	1,528,574	147,950
Reinvestment of dividends (3)	—	27,959	18,444
Shares redeemed (3)	—	(4,132,249)	(4,349)
Redemption fees (2)	—	61	—
Total from Institutional Shares	—	(2,575,655)	162,045
Net increase/(decrease) in net assets from capital share transactions	4,036,563	(2,201,099)	(4,783,760)
Total increase/(decrease) in net assets	2,874,565	3,586,409	(2,030,484)
NET ASSETS:
Beginning of period	$34,455,831	30,869,422	32,899,906
End of period (3)	$37,330,396	$34,455,831	$30,869,422
Undistributed/accumulated net investment income/(loss)	$177,371	$284,107	$178,488

(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)	Effective December 31, 2017, the Fund eliminated the redemption fee.
(3)

Effective on May 2, 2017, the Institutional Shares closed to all new and existing shareholders. Any Institutional Shares that were not exchanged for Investor Shares, or redeemed, by June 30, 2017, were liquidated and the proceeds returned to the shareholder.

(4)	Including undistributed/accumulated net investment income/(loss).

The accompanying notes are an integral part of these financial statements.

32

Motley Fool Emerging Markets Fund
Statements of Changes in Net Assets (CONCLUDED)

	FOR THE YEAR ENDED AUGUST 31, 2018	For the Fiscal Period Ended August 31, 2017 (1)	For the Year Ended October 31, 2016
SHARE TRANSACTIONS:
Investor Shares
Shares sold	756,831	508,484	228,294
Shares reinvested	22,185	13,160	27,787
Shares redeemed	(514,436)	(534,316)	(709,020)
Net increase/(decrease) in shares	264,580	(12,672)	(452,939)
Institutional Shares
Shares sold	—	132,224	13,740
Shares reinvested	—	2,448	1,705
Shares redeemed	—	(309,403)	(387)
Net increase/(decrease) in shares	—	(174,731)	15,058

(1)	The Fund changed its fiscal year end to August 31 during the period.

The accompanying notes are an integral part of these financial statements.

33

Motley Fool Global Opportunities Fund
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEAR ENDED AUGUST 31,	Fiscal Period Ended August 31,		Years Ended October 31,
Investor Shares	2018	2017(1)(2)		2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$24.09	$20.36		$20.32	$21.00	$19.24	$15.48
Net investment income/(loss)(3)	(0.02)	0.03		0.04	0.05	0.11	0.07
Net realized and unrealized gain/(loss) from investments	4.94	4.30		0.01	(0.29)	1.87	3.79
Net increase/(decrease) in net assets resulting from operations	4.92	4.33		0.05	(0.24)	1.98	3.86
Dividends and distributions to shareholders from:
Net investment income	(0.05)	(0.04)		— *	(0.11)	(0.04)	(0.11)
Net realized capital gains	(3.05)	(0.56)		(0.01)	(0.33)	(0.18)	—
Total dividends and distributions to shareholders	(3.10)	(0.60)		(0.01)	(0.44)	(0.22)	(0.11)
Redemption and small-balance account fees	— *	—	*	— *	— *	— *	0.01
Net asset value, end of period	$25.91	$24.09		$20.36	$20.32	$21.00	$19.24
Total investment return(4)	22.32%	21.91	%(5)	0.25%	(1.13)%	10.43%	25.14%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$393,197	$337,821		$353,118	$393,611	$413,624	$354,081
Ratio of expenses to average net assets	1.06%	1.15	%(6)	1.14%	1.15%	1.26%	1.36%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	1.06%	1.15	%(6)	1.14%	1.13%	1.23%	1.37%
Ratio of net investment income/(loss) to average net assets	(0.06)%	0.18	%(6)	0.20%	0.23%	0.55%	0.44%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.06)%	0.18	%(6)	0.20%	0.25%	0.59%	0.43%
Portfolio turnover rate	15%	38	%(5)	26%	21%	24%	22%

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Global Opportunities Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Per share data calculated using average shares outstanding method.
(4)

Total investment return reflects the rate an investor would have earned on an investment in the Fund during the period. During the year ended October 31, 2013, 0.06% of the Fund’s total investment return was attributable to redemption and small-balance account fees received. Excluding this item, the total return would have been 25.08%. For the year ended August 31, 2018, the fiscal period ended August 31, 2017 and the years ended October 31, 2016, October 31, 2015 and October 31, 2014, redemption and small-balance account fees received had no effect on the Fund’s Investor Shares total investment return.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

34

Motley Fool Global Opportunities Fund
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEAR ENDED AUGUST 31,	Fiscal Period Ended August 31,		Years Ended October 31,		Period Ended October 31,
Institutional Shares	2018	2017(1)(2)		2016	2015	2014(3)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$24.09	$20.40		$20.35	$21.01	$20.36
Net investment income/(loss)(4)	0.02	0.09		0.08	0.10	0.03
Net realized and unrealized gain/(loss) from investments	4.94	4.25		0.02	(0.31)	0.62
Net increase/(decrease) in net assets resulting from operations	4.96	4.34		0.10	(0.21)	0.65
Dividends and distributions to shareholders from:
Net investment income	(0.03)	(0.09)		(0.04)	(0.12)	—
Net realized capital gains	(3.05)	(0.56)		(0.01)	(0.33)	—
Total dividends and distributions to shareholders	(3.08)	(0.65)		(0.05)	(0.45)	—
Redemption and small-balance account fees	— *	—	*	— *	— *	—	*
Net asset value, end of period	$25.97	$24.09		$20.40	$20.35	$21.01
Total investment return(5)	22.48%	21.97	%(6)	(0.47)%	(0.97)%	3.19	%(6)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$78,987	$60,623		$7,243	$7,726	$4,038
Ratio of expenses to average net assets	0.95%	0.95	%(7)	0.95%	0.95%	0.95	%(7)
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	1.06%	1.17	%(7)	2.12%	2.14%	3.78	%(7)
Ratio of net investment income/(loss) to average net assets	0.07%	0.48	%(7)	0.39%	0.46%	0.39	%(7)
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.04)%	0.26	%(7)	(0.78)%	0.73%	(2.43	)%(7)
Portfolio turnover rate	15%	38	%(6)	26%	21%	24	%(6)

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Global Opportunities Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Commenced operations on June 17, 2014. Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(4)	Per share data calculated using average shares outstanding method.
(5)

Total investment return reflects the rate an investor would have earned on an investment in the Fund during the period. Redemption and small-balance account fees received had no effect on the Fund’s Institutional Shares total investment return.

(6)	Not annualized.
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

35

Motley Fool Small-Mid Cap Growth Fund
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEAR ENDED AUGUST 31,	Fiscal Period Ended August 31,		Years Ended October 31,
Investor Shares	2018	2017(1)(2)		2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$22.04	$18.29		$18.72	$18.59	$17.25	$12.58
Net investment income/ (loss)(3)	(0.06)	(0.05)		(0.05)	0.03	0.07	— *
Net realized and unrealized gain/(loss) from investments	6.69	3.80		(0.35)	0.14	1.51	4.69
Net increase/(decrease) in net assets resulting from operations	6.63	3.75		(0.40)	0.17	1.58	4.69
Dividends and distributions to shareholders from:
Net investment income	—	—		(0.03)	(0.04)	(0.03)	(0.03)
Net realized capital gains	(1.35)	—		—	—	(0.22)	—
Total dividends and distributions to shareholders	(1.35)	—		(0.03)	(0.04)	(0.25)	(0.03)
Redemption and small-balance account fees	— *	—	*	— *	— *	0.01	0.01
Net asset value, end of period	$27.32	$22.04		$18.29	$18.72	$18.59	$17.25
Total investment return(4)	30.88%	20.50	%(5)	(2.15)%	0.91%	9.35%	37.44%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$303,669	$210,404		$205,149	$238,482	$231,600	$162,336
Ratio of expenses to average net assets	1.12%	1.15	%(6)	1.15%	1.15%	1.27%	1.38%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	1.06%	1.16	%(6)	1.17%	1.16%	1.30%	1.54%
Ratio of net investment income/(loss) to average net assets	(0.22)%	(0.30	)%(6)	(0.29)%	0.17%	0.38%	0.03%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.16)%	(0.31	)%(6)	(0.31)%	0.17%	0.36%	(0.13)%
Portfolio turnover rate	19%	24	%(5)	21%	30%	18%	24%

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Small-Mid Cap Growth Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Per share data calculated using average shares outstanding method.
(4)

Total investment return reflects the rate an investor would have earned on an investment in the Fund during the period. For the years ended October 31, 2014 and October 31, 2013, 0.06% and 0.08%, respectively, of the Fund’s Investor Shares total investment return was attributable to redemption and small-balance account fees received. Excluding this item, the total investment return would have been 9.29% and 37.36%, respectively. For the year ended August 31, 2018, the fiscal period ended August 31, 2017 and years ended October 31, 2016 and October 31, 2015, redemption and small-balance account fees received had no effect on the Fund’s Investor Shares total investment return.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

36

Motley Fool Small-Mid Cap Growth Fund
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEAR ENDED AUGUST 31,	Fiscal Period Ended August 31,		Years Ended October 31,		Period Ended October 31,
Institutional Shares	2018	2017(1)(2)		2016	2015	2014(3)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$22.14	$18.34		$18.75	$18.61	$17.94
Net investment income/(loss)(4)	(0.01)	(0.03)		(0.02)	0.07	0.02
Net realized and unrealized gain/(loss) from investments	6.72	3.83		(0.33)	0.13	0.65
Net increase/(decrease) in net assets resulting from operations	6.71	3.80		(0.35)	0.20	0.67
Dividends and distributions to shareholders from:
Net investment income	—	—		(0.06)	(0.06)	—
Net realized capital gains	(1.35)	—		—	—	—
Total dividends and distributions to shareholders	(1.35)	—		(0.06)	(0.06)	—
Redemption and small-balance account fees	— *	—	*	— *	— *	—	*
Net asset value, end of period	$27.50	$22.14		$18.34	$18.75	$18.61
Total investment return(5)	31.10%	20.72	%(6)	(1.89)%	1.04%	3.73	%(6)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$30,562	$20,365		$5,502	$7,010	$2,798
Ratio of expenses to average net assets	0.95%	0.95	%(7)	0.95%	0.95%	0.95	%(7)
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	1.17%	1.47	%(7)	2.40%	2.45%	4.93	%(7)
Ratio of net investment income/(loss) to average net assets	(0.05)%	(0.15	)%(7)	(0.08)%	0.35%	0.27	%(7)
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.26)%	(0.67	)%(7)	(1.53)%	(1.15)%	(3.71	)%(7)
Portfolio turnover rate	19%	24	%(6)	21%	30%	18	%(6)

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Small-Mid Cap Growth Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Commenced operations on June 17, 2014. Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(4)	Per share data calculated using average shares outstanding method.
(5)

Total investment return reflects the rate an investor would have earned on an investment in the Fund during the period. Redemption and small-balance account fees received had no effect on the Fund’s Institutional Shares total investment return.

(6)	Not annualized.
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

37

Motley Fool Emerging Markets Fund

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEAR ENDED AUGUST 31,	Fiscal Period Ended August 31,		Years Ended October 31,
Investor Shares	2018	2017(1)(2)		2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$14.36	$11.93		$10.88	$12.61	$12.66	$10.94
Net investment income/ (loss)(3)	0.08	0.12		0.07	0.09	0.16	0.13
Net realized and unrealized gain/(loss) from investments	(0.30)	2.38		1.09	(1.63)	(0.12)	1.73
Net increase/(decrease) in net assets resulting from operations	(0.22)	2.50		1.16	(1.54)	0.04	1.86
Dividends and distributions to shareholders from:
Net investment income	(0.13)	(0.07)		(0.11)	(0.19)	(0.08)	(0.15)
Net realized capital gains	—	—		—	—	(0.02)	—
Total dividends and distributions to shareholders	(0.13)	(0.07)		(0.11)	(0.19)	(0.10)	(0.15)
Redemption and small-balance account fees	— *	—	*	— *	— *	0.01	0.01
Net asset value, end of period	$14.01	$14.36		$11.93	$10.88	$12.61	$12.66
Total investment return(4)	(1.54)%	21.06	%(5)	(10.76)%	(12.33)%	0.47%	17.32%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$37,330	$34,456		$28,776	$31,160	$47,566	$40,119
Ratio of expenses to average net assets	1.15%	1.15	%(6)	1.15%	1.13%	1.24%	1.35%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	1.34%	2.00	%(6)	2.09%	1.84%	1.88%	2.60%
Ratio of net investment income (loss) to average net assets	0.54%	1.17	%(6)	0.64%	0.80%	1.29%	1.15%
Ratio of net investment income/ (loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	0.35%	0.32	%(6)	(0.30)%	0.09%	0.66%	(0.10)%
Portfolio turnover rate	7%	21	%(5)	54%	20%	25%	26%

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Emerging Markets Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Per share data calculated using average shares outstanding method.
(4)

Total investment return reflects the rate an investor would have earned on an investment in the Fund during the period. During the years ended October 31, 2014 and October 31, 2013, 0.08% and 0.09%, respectively of the Fund’s Investor Shares total investment return was attributable to redemption and small-balance account fees received as reference in Note 3. Excluding this item, total investment return would have been 0.39% and 17.23%, respectively. For the year ended August 31, 2018, the fiscal period ended August 31, 2017, years ended October 31, 2016 and October 31, 2015, redemption and small-balance account fees received had no effect on the Fund’s Investor Shares total investment return.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

38

MOTLEY FOOL FUNDS

Notes to Financial Statements

AUGUST 31, 2018

1. Organization AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty active investment portfolios, including the Motley Fool Global Opportunities Fund (“Global Opportunities Fund”) (formerly known as Motley Fool Independence Fund), Motley Fool Small-Mid Cap Growth Fund (“Small-Mid Cap Growth Fund”) (formerly known as Motley Fool Great America Fund) and Motley Fool Emerging Markets Fund (“Emerging Markets Fund”) (formerly known as Motley Fool Epic Voyage Fund) (each a “Fund” and together the “Funds”), which became series of RBB at the close of business on December 21, 2016. As of August 31, 2018, Global Opportunities Fund and Small-Mid Cap Growth Fund each offer two classes of shares, Investor and Institutional. Emerging Markets Fund offered one class of shares, Investor.

RBB has authorized capital of one hundred billion shares of common stock of which 87.023 billion shares are currently classified into one hundred and eighty-one classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Prior to December 21, 2016, the Funds were diversified series (the “Predecessor Funds”) of The Motley Fool Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on November 7, 2008, as a statutory trust under the laws of the State of Delaware. Each of the Predecessor Funds was reorganized into a corresponding Fund on December 21, 2016 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of each Predecessor Fund was assumed by its corresponding Fund. Performance and accounting information prior to December 21, 2016 included herein is that of the relevant Predecessor Fund.

The investment objective of each Fund is to achieve long-term capital appreciation. The Global Opportunities Fund pursues its objective by investing primarily in common stocks of United States companies and of companies that are organized under the laws of other countries around the world. The Small-Mid Cap Growth Fund pursues its objective by investing primarily in common stocks of companies that are organized in the United States and that are engaged in a broad range of industries. The Emerging Markets Fund pursues its objective by investing primarily in common stocks of companies organized in emerging market foreign countries.

Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Funds is August 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2018 (the “current fiscal period”).

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by a Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be

39

MOTLEY FOOL FUNDS

Notes to Financial Statements (continued)

AUGUST 31, 2018

established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

You’d think that it would be easy to determine what a share of the Fund is worth – just add up the value of everything it holds, and then divide by the number of shares. It’s not that simple, though. Some foreign markets have different operating hours (when it’s daytime in Chicago, for example, it is night in Shanghai). That means that when we calculate a Fund’s value at the end of the day, the market quotations for some of the securities held by the Fund could be several hours old, and intervening events may have affected what the stocks are worth. In addition, characteristics of the relevant markets and stocks might, in some cases, cast doubt on a particular valuation. For these reasons, we may rely on a pricing service to determine the value of particular securities. It is possible that when a Fund buys or sells the securities, the price on the real market will be different from the value used for the fair-value pricing.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

GLOBAL OPPORTUNITIES FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENT MEASURED AT NET ASSET VALUE^
Common Stocks	$457,434,904	$379,896,413	$77,538,491	$—	$—
Participatory Notes	3,754,162	3,754,162	—	—	—
Investments Purchased with Proceeds From Securities Lending Collateral	7,205,183	7,205,183	—	—	—
Short-Term Investments	10,459,861	10,459,861	—	—	—
Total Investments*	$478,854,110	$401,315,619	$77,538,491	$—	$—

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SMALL-MID CAP GROWTH FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENT MEASURED AT NET ASSET VALUE^
Common Stocks	$326,704,927	$326,704,927	$—	$—	$—
Investments Purchased with Proceeds From Securities Lending Collateral	24,035,200	24,035,200	—	—	—
Short-Term Investments	6,993,504	6,993,504	—	—	—
Total Investments*	$357,733,631	$357,733,631	$—	$—	$—

EMERGING MARKETS FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENT MEASURED AT NET ASSET VALUE^
Common Stocks	$35,178,350	$20,963,439	$14,214,911	$—	$—
Short-Term Investments	913,233	913,233	—	—	—
Total Investments*	$36,091,583	$21,876,672	$14,214,911	$—	$—

*	Please refer to the Schedule of Investments for further details.
^

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires each Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when a Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

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The Global Opportunities Fund and the Emerging Markets Fund had significant transfers between Level 1 to Level 2 of $10,566,521 and $5,624,021 respectively, during the current fiscal period due to fair value pricing.

The Small-Mid Cap Growth Fund did not have any transfers between Level 1 and Level 2 during the current fiscal period.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year and as required to comply with federal excise tax requirements. Distributions to shareholders are determined in accordance with tax regulations and recorded on ex dividend date. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses either to (1) receive dividends in cash, while reinvesting capital gains distributions in additional Fund shares; or (2) receive all distributions in cash. Additionally, each Fund reports details of distribution-related transactions on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

When a Fund pays a dividend or other distribution, its net asset value (NAV) per share will decline by the per-share amount of the distribution. Investors are no poorer for this “distribution drop,” however. As this section explains, investors may elect to reinvest their dividend and distribution payments. Doing so would allow them to acquire additional shares at the post-distribution NAV per share. They may also choose to receive a check in the amount of their portion of the dividend or distribution.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

FOREIGN CURRENCY TRANSLATION — The books and records of the Funds are maintained in U.S. dollars as follows: (1) the values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the

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respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Funds do not isolate the portion of gains and losses on investments.

2. Investment Policies and Practices

The sections below describe some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage.

When we say that the Funds may invest in other types of securities and in other asset classes, the “may” is well worth emphasizing, as the Funds’ primary focus is the common stocks of companies that the Adviser believes are both high-quality and available at a reasonable price.

FOREIGN SECURITIES — The Global Opportunities Fund and Emerging Markets Fund invest, and the Small-Mid Cap Growth Fund may invest, in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)) that represent indirect interests in securities of foreign issuers. A significant portion of a Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as are U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less-developed countries.

If a Fund holds a foreign stock, and the stock is traded on a foreign exchange, with its price denominated in that foreign currency, the value of the stock will change, for the Fund, whenever the relative value of the U.S. dollar and that foreign currency change. To take an imaginary example, if the Fund holds shares in Ruritania Telecom, traded on the Ruritanian Stock Exchange, those shares will be worth more to the Fund if the value of the Ruritanian ploof increases against the U.S. dollar, and vice versa, all other things being equal.

The purchase of securities denominated in foreign currencies will subject the value of the Funds’ investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Funds may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Funds will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that a Fund plans to purchase or to sell. In certain limited cases, it may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Funds against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Funds will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of a Fund’s total assets. For hedging purposes, the Funds may also use options on foreign currencies, which expose the Funds to certain risks.

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or company evidencing ownership of the underlying securities of foreign issuers. EDRs and GDRs are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying

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AUGUST 31, 2018

securities into which they may be converted. Depositary receipts generally involve the same risks as other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

TYPES OF FIXED-INCOME SECURITIES — A Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by a Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by Standard & Poor’s® Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of a Fund. Subsequent to the purchase of a fixed-income security by a Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by a Fund would not require a Fund to sell the security.

PARTICIPATORY NOTES — A participatory note, as used by a Fund, is an instrument used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted (or is impractical.) In countries where direct ownership by a foreign investor, such as a Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to the market through a participatory note, which derives its value from a group of underlying equity securities. A participatory note is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to providing access to otherwise closed markets, participatory notes can also provide a less expensive option to direct investment (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. The Funds’ investment manager also believes that participatory notes can offer greater liquidity in markets that restrict the ability of the Funds to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

The purchase of participatory notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note, also known as counterparty risk.

While the holder of a participatory note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights.

Participatory notes may not be traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

REAL ESTATE INVESTMENT TRUSTS — Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain

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AUGUST 31, 2018

tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent. During the current fiscal period, the Global Opportunities Fund, Small-Mid Cap Growth Fund and Emerging Markets Fund invested in REITs.

TEMPORARY INVESTMENTS — During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for US. Government Securities. In lieu of purchasing money market instruments, a Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of the money market fund. These indirect fees and expenses will be in addition to the fees and expenses of the Funds. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

3. INVESTMENT adviser and other services

Each Fund pays all of its expenses other than those expressly assumed by Motley Fool Asset Management (the “Adviser”). Expenses of each Fund are deducted from the Funds’ total income before dividends are paid. Subject to the supervision of the Board, the Adviser manages the overall investment operations of the Funds in accordance with the Funds’ investment objective and policies and formulates a continuing investment strategy for the Funds pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Company on behalf of the Funds. The Adviser is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders. Each Fund compensates the Adviser for its services at an annual rate based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

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The Adviser has contractually agreed to pay, waive or absorb a portion of the operating expenses of each Fund’s share classes to the extent that total annual Fund operating expenses of the Investor and Institutional Shares of each Fund (as applicable) (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes. This contractual limitation is in effect until December 31, 2019 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2019.

		EXPENSE CAPS
FUND	ADVISORY FEE	INVESTOR CLASS	INSTITUTIONAL CLASS
Global Opportunities Fund	0.85%	1.15%	0.95%
Small-Mid Cap Growth Fund	0.85%	1.15%	0.95%
Emerging Markets Fund	0.85%	1.15%	N/A

During the current fiscal period, investment advisory fees accrued and waived were as follows:

FUND	GROSS ADVISORY FEES	RECOUPMENT/ WAIVERS	NET ADVISORY FEES
Global Opportunities Fund	$3,746,542	$—	$3,746,542
Small-Mid Cap Growth Fund	2,426,207	—	2,426,207
Emerging Markets Fund	316,375	(72,562)	243,813

The Adviser may recover from the Investor and Institutional Shares of each Fund fees and expenses previously paid, waived, or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Funds’ operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed the expense limits of the Investor and Institutional Class, respectively, of each Fund that were in effect at the time the fees and expenses were paid, waived, or absorbed by the Adviser, as well as the expense limits that are currently in effect, if different. The Motley Fool Global Opportunities Fund Institutional Class had expense fees waived in the amount of $80,089. The Motley Fool Small-Mid Cap Growth Fund Institutional Class had expense fees waived in the amount of $56,058, and the Motley Fool Small-Mid Cap Growth Fund Investor Class had expense fees reimbursed in the amount of $146,709. Previously waived fees subject to future recovery by the Adviser are as follows:

	EXPIRATION
FUND	OCTOBER 31, 2018*	OCTOBER 31, 2019	AUGUST 31, 2020	AUGUST 31, 2021	TOTAL
Global Opportunities Fund - Investor Class	$—	$—	$—	$—	$—
Global Opportunities Fund - Institutional Class	16,108	85,311	83,548	80,089	265,056
Small-Mid Cap Growth Fund - Investor Class	—	—	—	—	—
Small-Mid Cap Growth Fund - Institutional Class	17,968	88,812	73,109	56,058	235,947
Emerging Markets Fund - Investor Class	26,921	271,449	202,227	72,562	573,159

*	September 1, 2018 to October 31, 2018

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MOTLEY FOOL FUNDS

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AUGUST 31, 2018

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) served as administrator for the Funds through December 3, 2017. Effective December 4, 2017, U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

In addition, BNY Mellon served as the Funds’ transfer and dividend disbursing agent through December 3, 2017. Effective December 4, 2017, Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

The Bank of New York Mellon provided certain custodial services to the Funds through December 3, 2017. Effective December 4, 2017, U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Foreside Funds Distributors, LLC served as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services, BNY Mellon, and the Custodian, please refer to the Statements of Operations.

DIRECTOR’S AND OFFICER’S COMPENSATION — The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for these services provided to the Company. An employee of RBB serves as Treasurer and Secretary, and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. The same individual serves as President and Chief Compliance Officer of the Company and also serves as the Chief Compliance Officer of the Adviser. Neither the Funds nor the Company compensate him or Vigilant Compliance, LLC for services provided to Motley Fool Asset Management. For Director’s and Officer’s compensation amounts, please refer to the Statement of Operations.

SHAREHOLDER ACCOUNT-RELATED SERVICES — The Company’s Board has authorized it to pay fees to financial intermediaries, including securities dealers, that provide shareholder account-related services to their customers who own shares of the Company’s Funds, or to reimburse the Adviser for such expenses it paid on the Company’s behalf. These financial intermediaries generally have omnibus accounts with the Company’s Transfer Agent and provide shareholder services or sub-transfer agent services to the shareholders who are their customers. The fees paid by the Funds for these services will not exceed the fees they would have incurred if customers of the financial intermediaries maintained their accounts directly with the Company.

During the current fiscal period, the amounts paid by the Funds for third-party shareholder account-related services were as follows:

FUND	INVESTOR CLASS	INSTITUTIONAL CLASS	TOTAL
Global Opportunities Fund	$138,353	$2,025	$140,378
Small-Mid Cap Growth Fund	80,913	1,911	82,824
Emerging Markets Fund	18,086	N/A	18,086

REDEMPTION FEE — Prior to January 1, 2018, the Funds imposed a redemption fee of 2.00% on redemptions/exchanges of Fund shares held less than 90 days. The redemption fee is calculated as a percentage of the net asset value of the total redemption proceeds and is retained by the Funds and accounted for as additional paid-in capital. Certain exceptions to the imposition of the redemption fee exist. Effective January 1, 2018, the Funds have eliminated their redemption fees. Please see the Funds’ prospectus for more information.

SMALL-BALANCE ACCOUNT FEE — The Funds charge a small-balance account fee of $24 annually if the value of an account is less than $10,000. The fee is assessed by redeeming shares from that account. Certain exceptions to the imposition of the small-balance account fee exist. Please see the Funds’ prospectus for more information.

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MOTLEY FOOL FUNDS

Notes to Financial Statements (continued)

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TRANSACTIONS WITH AFFILIATES — Advisers to investment companies, including Motley Fool Funds, are permitted under 17a-7 of the 1940 Act to purchase or sell securities directly between affiliated clients. When affecting these “cross” transactions, Rule 17a-7 imposes restrictions on how the trades are processed and reported. The specified conditions within Rule 17a-7 are outlined in procedures established by or under the direction of the Board of Directors. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another Fund complies with Rule 17a-7 under the 1940 Act.

During the current fiscal period, the Funds did not engage in any security transactions with affiliates.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales and maturities of investment securities of the Funds were as follows:

FUND	PURCHASES	SALES
Global Opportunities Fund	$61,998,271	$76,547,771
Small-Mid Cap Growth Fund	86,741,478	52,282,728
Emerging Markets Fund	5,798,515	2,510,479

There were no purchases or sales of long-term U.S. Government Securities during the current fiscal period.

5. Federal Income tax information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2018, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

FUND	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Global Opportunities Fund	$291,350,893	$199,808,596	$(12,315,665)	$187,492,931
Small-Mid Cap Growth Fund	216,223,692	142,977,535	(1,467,596)	141,509,939
Emerging Markets Fund	28,900,392	10,898,044	(3,708,876)	7,189,168

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

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AUGUST 31, 2018

The following permanent differences as of August 31, 2018, primarily attributable to net operating loss adjustments, foreign currency transactions, and investments in partnerships and PFICs, were reclassified among the following accounts:

FUND	UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	ACCUMULATED NET REALIZED GAIN/(LOSS)	PAID-IN CAPITAL
Global Opportunities Fund	$190,980	$13,219	$(204,199)
Small-Mid Cap Growth Fund	688,674	(144,613)	(544,061)
Emerging Markets Fund	3,937	(3,937)	—

As of August 31, 2018, the components of distributable earnings on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYOVER	QUALIFIED LATE-YEAR LOSS DEFERRAL	UNREALIZED APPRECIATION/ (DEPRECIATION)
Global Opportunities Fund	$—	$25,420,701	$—	$—	$187,492,931
Small-Mid Cap Growth Fund	—	11,082,641	—	(438,175)	141,509,939
Emerging Markets Fund	177,371	—	450,746	—	7,189,168

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal period ended August 31, 2018 and 2017 were as follows:

FUND	TAX YEAR END	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL
Global Opportunities Fund	2018	$2,302,285	$48,809,850	$51,112,135
Global Opportunities Fund	2017	799,221	9,643,760	10,442,981
Small-Mid Cap Growth Fund	2018	—	14,151,780	14,151,780
Small-Mid Cap Growth Fund	2017	—	—	—
Emerging Markets Fund	2018	314,358	—	314,358
Emerging Markets Fund	2017	178,502	—	178,502

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2018, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2018. The Small-Mid Cap Growth Fund deferred qualified late-year losses of $438,175 which will be treated as arising on the first business day of the following fiscal year.

49

MOTLEY FOOL FUNDS

Notes to Financial Statements (continued)

AUGUST 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2018, the Emerging Markets Fund had unexpiring short-term losses of $450,746.

6. SECURITIES LENDING

The Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive cash collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the NAV of the Funds are determined. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Funds will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Funds will bear the risk of loss of the invested collateral. Investments purchased with proceeds from securities lending are overnight and continuous. Securities lending will expose the Funds to the risk of loss should a borrower default on its obligation to return the borrowed securities. The market value of the securities on loan and collateral as of the end of the reporting period and the income generated from the program during the current fiscal period with respect to such secured loans were as follows:

FUND	MARKET VALUE OF SECURITIES LOANED	MARKET VALUE OF COLLATERAL	INCOME RECEIVED FROM SECURITIES LENDING
Motley Fool Global Opportunities Fund	$7,136,242	$7,205,183	$36
Motley Fool Small-Mid Cap Growth Fund	24,073,751	24,035,200	514

Securities lending transactions are entered into by the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of the Funds open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

		GROSS AMOUNTS OFFSET IN	NET AMOUNT OF ASSETS PRESENTED IN	GROSS AMOUNT NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	GROSS AMOUNTS OF RECOGNIZED ASSETS	THE STATEMENT OF ASSETS AND LIABILITIES	THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS[1]	CASH COLLATERAL RECEIVED	NET AMOUNT[2]
Motley Fool Global Opportunities Fund	$7,136,242	$—	$7,136,242	$(7,136,242)	$—	$—
Motley Fool Small-Mid Cap Growth Fund	24,073,751	—	24,073,751	(24,073,751)	—	—

1	Amount disclosed is limited to the amount of assets presented in the Statement of Assets and Liabilities. Actual collateral received may be more than the amount shown.
2	Net amount represents the net amount receivable from the counterparty in the event of default.

50

MOTLEY FOOL FUNDS

Notes to Financial Statements (CONCLUDED)

AUGUST 31, 2018

7. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

51

MOTLEY FOOL FUNDS

Report of Independent Registered
Public Accounting Firm

To the Board of Directors of
The RBB Fund, Inc.
and the Shareholders of the Motley Fool Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Motley Fool Global Opportunities Fund, Motley Fool Small-Mid Cap Growth Fund, and Motley Fool Emerging Markets Fund (the “Funds”), each a series of The RBB Fund, Inc. (the “Trust”), including the schedules of investments, as of August 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period ended August 31, 2017, and for the year ended October 31, 2016, financial highlights for the year then ended, for the period ended August 31, 2017 and for each of the four years in the period ended October 31, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2018, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 26, 2018

52

MOTLEY FOOL FUNDS

SHAREHOLDER TAX INFORMATION (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable period ended August 31, 2018. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. During the fiscal year ended August 31, 2018, the following dividends and distributions were paid by the Funds:

FUND	ORDINARY INCOME	LONG-TERM GAINS
Motley Fool Global Opportunities Fund	$2,273,455	$48,838,670
Motley Fool Small-Mid Cap Growth Fund	—	11,082,641
Motley Fool Emerging Markets Fund	314,358	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2018 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

Motley Fool Global Opportunities Fund	100.00%
Motley Fool Small-Mid Cap Growth Fund	0.00%
Motley Fool Emerging Markets Fund	100.00%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for the Funds are as follows:

Motley Fool Global Opportunities Fund	2.00%
Motley Fool Small-Mid Cap Growth Fund	0.00%
Motley Fool Emerging Markets Fund	6.30%

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2019.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

53

MOTLEY FOOL FUNDS

Notice to Shareholders (Unaudited)

Information on Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (888) 863-8803; and (ii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Schedule of Investments

The Company files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders can obtain the Form N-Q (i) without charge, upon request, by calling(888) 863-8803; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on the Funds website at http://www.mfamfunds.com. The Form N-Q may be reviewed or copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreements between the Adviser and the Company (the “Investment Advisory Agreements”) on behalf of the Motley Fool Global Opportunities Fund, the Motley Fool Small-Mid Cap Growth Fund, and the Motley Fool Emerging Markets Fund (each a “Fund” and together the “Funds”), at a meeting of the Board held on May 9-10, 2018 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangements. In approving the Investment Advisory Agreements, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements between the Company and the Adviser with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of the Adviser’s services provided to the Funds; (ii) descriptions of the experience and qualifications of the Adviser’s personnel providing those services; (iii) the Adviser’s investment philosophies and processes; (iv) the Adviser’s assets under management and client descriptions; (v) the Adviser’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Adviser’s advisory fee arrangement with the Company and other similarly managed clients; (vii) the Adviser’s compliance policies and procedures; (viii) the Adviser’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Broadridge/Lipper comparing each Fund’s management fees and total expense ratio to those of its Lipper peer group; and (xi) a report comparing the performance of the Funds to the performance of their respective benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by the Adviser. The Directors concluded that the Adviser had substantial resources to provide services to the Funds and that the Adviser’s services had been acceptable.

The Directors also considered the investment performance of the Funds and the Adviser The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable.

In reaching this conclusion, the Directors observed that the Motley Fool Global Opportunities Fund had outperformed its benchmark for the year-to-date and one-year periods ended March 31, 2018. The Directors also noted that the Motley Fool Global Opportunities Fund ranked in the 2nd quintile in its Performance Universe and Performance Group for the one- and two-year periods ended December 31, 2017.

54

MOTLEY FOOL FUNDS

Notice to Shareholders (Concluded) (Unaudited)

The Directors noted the Motley Fool Small-Mid Cap Growth Fund had outperformed its benchmark for the year-to-date and one-year periods ended March 31, 2018. The Directors also noted that the Motley Fool Small-Mid Cap Growth Fund ranked in the 1st quintile in its Performance Group for the one-, two-, three-, four- and five-year periods ended December 31, 2017.

The Directors noted the Motley Fool Emerging Markets Fund had outperformed its benchmark for the year-to-date and one-year periods ended March 31, 2018. The Directors also noted that the Motley Fool Emerging Markets Fund ranked in the 4th quintile in its Performance Group for the one- and two-year periods ended December 31, 2017, and in the 5th quintile in its Performance Universe for the one- and two-year periods ended December 31, 2017.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the Adviser had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2018 to the extent that total annual Fund operating expenses exceed 1.15% and 0.95% for Investor Shares and Institutional Shares, respectively, of the Funds.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering the Adviser’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreements should be approved and continued for an additional one year period ending August 16, 2019.

55

MOTLEY FOOL FUNDS

PRIVACY NOTICE (Unaudited)

What Does Motley Fool Funds Do With Your Personal Information?

Why?: Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.

Please read this notice carefully to understand what we do.

What?: The type of personal information we collect and share depend on the product or service you have with us. This information can include:

●	Social Security number and transaction history
●	Account balances and checking account information
●	Account transactions and wire transfer instructions

When you are no longer a customer, we continue to share your information as described in this notice.

How?: All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Motley Fool Asset Management chooses to share; and whether you can limit this sharing.

Reasons we share your personal information	Does Motley Fool Asset Management share?	Can you limit this sharing?

For our everyday business purposes —
such as to process your transaction, maintain your account(s), provide you with necessary information, respond to court orders and legal investigation, or report to credit bureaus

	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

Visit us online: http://www.mfamfunds.com/website-privacy-policy/

Please note:

●

If you are a new customer, we can begin sharing your information 30 days from the days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

56

MOTLEY FOOL FUNDS

PRIVACY NOTICE (Continued) (Unaudited)

However, you can contact us at any time to limit our sharing.

Questions: Call 1-888-863-8803 or go to www.mfamfunds.com

What we do:

How does Motley Fool Asset Management protect my personal information?

We collect your personal information, for example, when you:

●	Open an account or provide account information
●	Make deposits or withdrawals from your account
●	Make a wire transfer or tell us where to send the money

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●	Sharing for affiliates everyday business purposes – information about your creditworthiness
●	Make deposits or withdrawals from your account
●	Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?

Your choices will apply to everyone on your account.

EUROPEAN UNION’S GENERAL DATA PROTECTION REGULATION

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

●	Check whether we hold personal information about you and to access such data (in accordance with our policy)
●	Request the correction of personal information about you that is inaccurate
●	Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible
●	Request the erasure of your personal information
●	Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-888-863-8803.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

The Motley Fool Funds shall retain your personal data for as long as you are an investor in the Funds and thereafter as long as necessary to comply with applicable laws that require the Funds to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Funds may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Funds do take the security of your personal data seriously.

Definitions:

Affiliates - Companies related by common ownership or control. They can be financial and nonfinancial companies.

Our affiliates include companies with a Motley Fool name; financial companies such as Motley Fool Asset Management, LLC; and nonfinancial companies such as The Motley Fool, LLC and The Motley Fool Holdings, Inc.

57

MOTLEY FOOL FUNDS

PRIVACY NOTICE (Concluded) (Unaudited)

Nonaffiliates - Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Motley Fool Asset Management does not share with nonaffiliates so they can market to you.

Joint marketing - A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Motley Fool Asset Management doesn’t jointly market.

Controller - “Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

58

MOTLEY FOOL FUNDS

DIRECTORS AND OFFICERS (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (888) 863-8803.

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of TIME Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(*)	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	30	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	30	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003-2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	30	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Director	2006 to present	Since 1997, Consultant, financial services organizations.	30	Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 70	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	30	Independent Trustee of EIP Investment Trust (registered investment company).

59

MOTLEY FOOL FUNDS

DIRECTORS AND OFFICERS (CONTINUED) (Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of TIME Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(*)	Other Directorships Held by Director in the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	30	WisdomTree Investments, Inc. (asset management company); Fidelity National Information Services, Inc. (financial services technology company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	30	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	30	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 55	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 65	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A

60

MOTLEY FOOL FUNDS

DIRECTORS AND OFFICERS (CONCLUDED) (Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of TIME Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(*)	Other Directorships Held by Director in the Past 5 Years
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 47	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 39	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 30 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2 .

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment services industry.

61

Investment Adviser

Motley Fool Asset Management, LLC
2000 Duke Street
Suite 275
Alexandria, VA 22314

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Distributor

Foreside Funds Distributors LLC
899 Cassatt Road
400 Berwyn Park, Suite 110
Berwyn, PA 19312

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel

Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

62

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(This Page Intentionally Left Blank.)

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Motley Fool 100 Index ETF (TMFC)

Welcome to the very first Annual Report for the Motley Fool 100 Index ETF! This report only covers a partial year, from our January 29 inception through our fiscal year end of August 31. Next year’s report will cover a full 12 months.

As you may have surmised from the name (or from dutifully reading the prospectus), the ETF is normally invested in 100 different companies. But since it’s weighted by market capitalization – and businesses like Apple and Amazon.com continue to be awesome – the Top Ten largest holdings in the Fund as of its year-ended accounted for more than 50% of net assets.

The Motley Fool’s approach to stock picking has historically identified a lot of technology and consumer-focused companies. It should come as no surprise that the Information Technology and Consumer Discretionary sectors are by far the most represented sectors in the Fund.

Several individual companies had high-flying returns since inception: 14 companies have gained at least 30% for us, led by a remarkable increase of 95% by the plucky little payments company Square.

Did you know that we publish the full list of holdings of the Motley Fool 100 Index ETF every day?
You can always see that full list at www.fool100etf.com.

Letter from the President	3
Letter to Shareholders	4
Portfolio Characteristics	6
Fund Expense Example	8
Schedule of Investments	9
Financial Statements	15
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	27
Notice to Shareholders	28
Directors and Officers	32

Motley Fool 100 Index ETF
Letter FROM THE PRESIDENT
AUGUST 31, 2018 (Unaudited)

  President
Denise H. Coursey

Dear Fellow Shareholders,

We have a big announcement. Are you sitting down?

Motley Fool Funds is now Motley Fool Asset Management.

You may be thinking, “Hmm, is that really a change?”

Truth be told, we have always been Motley Fool Asset Management, LLC. That’s our legal name... and we’re taking it back.

Why? Because our mission is to help the world invest better – effortlessly. Until very recently, we provided only mutual funds as a way to achieve that mission. As you know — because you’re among our very first investors - we launched our first ETF, The Motley Fool 100 ETF (CBOE: TMFC), in January. It was met with great excitement. Based on your reaction and the demand for the product, we realized we could, and should, do more to fulfill our mission — and that our name should reflect that.

So we’re going back to our roots. We’re re-christening ourselves Motley Fool Asset Management (MFAM, for short) because we aspire to be more than a mutual fund company. In fact, we hope that in the minds of our longtime shareholders we already are. But we will be actively looking at more ways — new products and strategies, new investment vehicles, new insights — to help you invest better.

You’ll soon see our not-so-new name roll out everywhere, including:

●	In our spiffy new logo.

●	On your brokerage statements. (We’ll be MFAM — because there’s only so much room on those statements.)

●	In our regular email updates with monthly performance numbers, market commentary, and team insights. (If you don’t receive these yet, email us at help@mfamfunds.com.)

●

On our brand-new website! Check it out at www.mfamfunds.com. We’ve spent the past few months upgrading our look and our content. We’re pretty proud of what we’ve created and would love for you to look it over and give us your feedback.

While we’re doubling down on our efforts to fulfill our mission, we want you to know that our commitment to delivering great returns for our shareholders hasn’t changed. In fact, it’s only gotten stronger. Thank you, as always, for the trust you place in us. My team and I at Motley Fool Asset Management will continue to work hard every day to earn and deserve your trust.

Foolish best,

Denise Coursey
President, Motley Fool Asset Management

3

Motley Fool 100 Index ETF
Letter to Shareholders
AUGUST 31, 2018 (Unaudited)

“Simple can be harder than complex. You have to work hard to get your thinking clean to make it simple. But it’s worth it in the end, because once you get there, you can move mountains.”

— Steve Jobs

Our sister company, The Motley Fool, LLC had existed for nearly 25 years before it published its first index, the Fool 100. In getting there, the company’s crack Investing Intelligence unit wrestled with the same tension Steve Jobs talked about. Getting to “simple” was a challenging task. It took a while.

One of the creators of the index, Tim Hanson, set out the principles to guide its construction. Any index would need to be proven, include only the stocks that anaylsts at The Motley Fool truly like, reflect the historical preference for technology and consumer companies that’s synonymous with the company’s recommendations, embrace the core investing tenets of diversification and low turnover, and be simple.

On January 29, 2018, our company, Motley Fool Asset Management, rolled out the Fool 100 ETF, an investable product based on the Fool 100 Index. The timing, at first, seemed poor. The S&P 500 and the Fool 100 ETF both tumbled over the next month. From there, however, the Fool 100 Index hasn’t looked back. From launch, on January 29 through August 31, the net asset value of the ETF increased 10.49% (the market price of the ETF increased 10.65%), while the S&P 500 has returned 2.91%.

Returns of the Fool 100 ETF got a boost from the relative outperformance of the technology sector, where the Fool 100 Index is heavily overweight. A look at the top holdings proves it: Apple, Amazon.com, Google parent Alphabet, and Facebook are four of the top five holdings and make up around 35% of total assets. Three of those four securities outperformed the S&P 500, with Apple and Amazon rising in value more than 35%.

Also contributing to results from Jan. 29 to Aug. 31 was the outperformance of growth stocks over value stocks. The S&P 500 Growth Index returned 8%, while the S&P 500 Value Index lost nearly 3%. The stocks that made up the Fool 100 Index over that period skewed toward the growth side and benefited from the tailwind.

With only seven months under its belt, the Fool 100 ETF is still young. However, the 25-year foundation on which the index methodology pulls from is a proven one. We’d like to thank the analysts at The Motley Fool for providing the investing insights used to construct the index. We’d also like to thank you for your support of our first ETF. We hope you find this ETF a simple investing solution, like we do. And most of all, we hope it helps simplify your financial plan so you achieve the freedom and resources you need to move the investing mountains in your life.

Onward,

Bryan Hinmon
Chief Investment Officer, Motley Fool Asset Management

4

Motley Fool 100 Index ETF
Letter to Shareholders (concluded)
AUGUST 31, 2018 (Unaudited)

Past performance does not guarantee future results.

This report is submitted for general information to the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The value of the Fund’s investments may decrease, which will cause the value of the Fund’s shares to decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. Investing involves risk. Principal loss is possible. The Fund is non-diversified, which means its NAV, market price and total returns may fluctuate or fall more than a diversified fund. Gains or losses on a single stock may have a greater impact on the Fund. The Fund is not actively managed and the Adviser does not attempt to take defensive positions in any market conditions, including adverse markets. The Index is comprised of the 100 largest U.S. companies that are either active recommendations of The Motley Fool LLC’s newsletter or are among the 150 highest rated U.S. companies in The Motley Fool LLC’s analyst opinion database, and are weighted based on their market value relative to the total market value of other companies in the Index. Changes in The Motley Fool LLC’s recommendations or rankings methodologies may have an adverse effect on the Fund. Factors that affect a security’s value can change over time, and these changes may not be reflected in the Index methodology. The Fund is recently organized, with no operating history. As a result, prospective investors have a limited track record on which to base their investment decision. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size.

As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. Shares are not individually redeeming from the Fund and brokerage commissions will reduce returns.

Fund holdings and/or security allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the schedule of investments in this report for a full list of Fund holdings.

Diversification does not assure a profit nor protect against loss in a declining market.

The Motley Fool 100 Index was established by The Motley Fool in 2017 and is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by The Motley Fool’s analysts and newsletters.

The S&P 500 is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. The S&P 500 index components and their weightings are determined by S&P Dow Jones Indices. It is not possible to invest directly in an index.

The S&P 500 Growth consists of stocks within the S&P 500 Index that exhibit strong growth characteristics. It is not possible to invest directly in an index.

The S&P 500 Value consists of stocks within the S&P 500 Index that exhibit strong value characteristics. It is not possible to invest directly in an index.

The Motley Fool 100 Index ETF is distributed by Quasar Distributors, LLC.

Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

5

Motley Fool 100 Index ETF
Portfolio Characteristics
(Unaudited)

At August 31, 2018, the Fund had an unaudited net asset value of $22.10 per share attributed to 6,325,000 shares outstanding. This compares with an unaudited net asset value as of January 29, 2018 of $20.00 per share attributed to 100,000 shares outstanding. From the Fund launch on January 29, 2018 to August 31, 2018, the Fund had an average annual total return of 10.49% versus a return of 10.72% over the same period for its benchmark, the Motley Fool 100 Index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2018
	Since Inception	Inception Date
Motley Fool 100 Index ETF	10.49%	1/29/18
Motley Fool 100 Index*	10.72%(1)
S&P 500® Total Return Index**	2.91%(1)
Fund Expense Ratio(2)	0.50%

The graph below shows the performance of $10,000 invested in the Fund at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Fund returns are based on the net asset value and do not include brokerage commissions that may be payable on secondary market transactions.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratios of the Fund are set forth according to the January 22, 2018 Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*

The Motley Fool 100 Index was developed by The Motley Fool, LLC (“The Motley Fool”), an affiliate of the Adviser, in 2017 and is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by The Motley Fool’s analysts and newsletters or the highest-rated stocks in Fool IQ, the company’s analyst opinion database. Every company included in the Index is incorporated and listed in the U.S. The Index is calculated and administered by Solactive AG (the “Index Calculation Agent”), which is not affiliated with the Fund, the Adviser or The Motley Fool. Additional information regarding the Index, including its value, is available on the websites of the Fund at www.mfamfunds.com and the Index Calculation Agent, at www.solactive.com. You cannot invest directly in an index.

**

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date. The S&P 500® Index is a market-capitalization-weighted index of 500 US stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on the 1st of January, 1923, though expanded to 500 stocks on March 4, 1957.

6

Motley Fool 100 Index ETF
Portfolio Characteristics (Continued)
(Unaudited)

The investment objective of the Fund is to seek investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool 100 Index.

The following tables show the top ten holdings and sector allocations, in which the Fund was invested in as of August 31, 2018. Portfolio holdings are subject to change without notice.

Top TEN Holdings	% of Net Assets
Apple, Inc.	9.6%
Amazon.com, Inc.	8.3
Alphabet, Inc., Class C	7.5
Microsoft Corp.	7.4
Berkshire Hathaway, Inc., Class B	4.4
Facebook, Inc., Class A	4.4
JPMorgan Chase & Co.	3.4
Johnson & Johnson	3.1
Visa, Inc., Class A	2.8
Bank of America Corp.	2.7
53.6%

The Fund uses the Global Industry Classification StandardSM (“GICSSM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% of Net Assets
Information Technology	46.3%
Consumer Discretionary	20.1
Financials	13.2
Health Care	11.1
Industrials	4.3
Consumer Staples	1.9
Real Estate	1.2
Materials	0.9
Telecommunication Services	0.5
Energy	0.3
99.8%

7

Motley Fool 100 Index ETF
fund expense example
AUGUST 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2018 through August 31, 2018, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain,etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value MARCH 1, 2018	Ending Account Value AUGUST 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio	ACTUAL SIX-MONTH TOTAL INVESTMENT RETURN FOR THE FUND
Actual	$ 1,000.00	$ 1,133.90	$2.69	0.50%	13.39%
Hypothetical (5% return before expenses)	1,000.00	1,022.68	2.55	0.50	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio for the period March 1, 2018 through August 31, 2018, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund.

8

Motley Fool 100 Index ETF
Schedule of Investments
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Common Stocks — 99.9%
Aerospace & Defense — 0.3%
Textron, Inc. (United States)	3,145	$217,099
TransDigm Group, Inc. (United States)	625	218,750
		435,849
Air Freight & Logistics — 0.8%
FedEx Corp. (United States)	3,665	894,077
XPO Logistics, Inc. (United States)*	1,620	172,530
		1,066,607
Airlines — 1.1%
American Airlines Group, Inc. (United States)	6,180	250,166
Delta Air Lines, Inc. (United States)	9,123	533,513
Southwest Airlines Co. (United States)	7,089	434,556
United Continental Holdings, Inc. (United States) (a)*	3,415	298,539
		1,516,774
Automobiles — 0.8%
Ford Motor Co. (United States) (a)	51,069	484,134
Tesla, Inc. (United States) (a)*	2,150	648,569
		1,132,703
Banks — 6.3%
Bank of America Corp. (United States)	125,059	3,868,075
JPMorgan Chase & Co. (United States)	42,029	4,815,683
SVB Financial Group (United States)*	672	216,888
		8,900,646
Beverages — 0.3%
Monster Beverage Corp. (United States)*	6,506	396,150
Biotechnology — 2.5%
Biogen, Inc. (United States)*	2,493	881,251
BioMarin Pharmaceutical, Inc. (United States)*	2,129	212,857
Celgene Corp. (United States)*	8,380	791,491
Gilead Sciences, Inc. (United States)	14,982	1,134,587
Vertex Pharmaceuticals, Inc. (United States)*	2,675	493,270
		3,513,456

The accompanying notes are an integral part of these financial statements.

9

Motley Fool 100 Index ETF
Schedule of Investments (continued)
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Capital Markets — 1.3%
CME Group, Inc. (United States) (a)	4,185	$731,245
Intercontinental Exchange, Inc. (United States) (a)	6,990	532,848
Moody's Corp. (United States)	2,328	414,430
Nasdaq, Inc. (United States)	1,999	190,785
		1,869,308
Chemicals — 0.7%
Ecolab, Inc. (United States) (a)	3,514	528,787
Sherwin-Williams Co. (The) (United States)	1,070	487,470
		1,016,257
Commercial Services & Supplies — 0.2%
Cintas Corp. (United States)	1,302	277,808
Communications Equipment — 0.4%
Arista Networks, Inc. (United States)*	924	276,257
Palo Alto Networks, Inc. (United States)*	1,117	258,195
		534,452
Consumer Finance — 0.8%
American Express Co. (United States)	10,264	1,087,779
Diversified Financial Services — 4.4%
Berkshire Hathaway, Inc., Class B (United States)*	29,943	6,249,703
Electronic Equipment, Instruments & Components — 0.2%
Corning, Inc. (United States)	10,306	345,354
Equity Real Estate Investment Trusts — 1.2%
American Tower Corp. (United States)	4,992	744,407
Crown Castle International Corp. (United States) (a)	4,597	524,196
Equinix, Inc. (United States)	865	377,252
		1,645,855
Food & Staples Retailing — 1.5%
Costco Wholesale Corp. (United States)	5,119	1,193,392
CVS Health Corp. (United States)	12,757	959,837
		2,153,229
Food Products — 0.1%
McCormick & Co., Inc. (United States)	1,400	174,832

The accompanying notes are an integral part of these financial statements.

10

Motley Fool 100 Index ETF
Schedule of Investments (continued)
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Health Care Equipment & Supplies — 1.9%
ABIOMED, Inc. (United States)*	567	$230,531
Align Technology, Inc. (United States)*	1,023	395,379
Becton Dickinson and Co. (United States)	3,021	791,109
IDEXX Laboratories, Inc. (United States)*	1,066	270,807
Intuitive Surgical, Inc. (United States)*	1,372	768,320
ResMed, Inc. (United States)	1,708	190,288
		2,646,434
Health Care Providers & Services — 2.9%
HCA Healthcare, Inc. (United States)	4,216	565,408
McKesson Corp. (United States) (a)	2,607	335,651
UnitedHealth Group, Inc. (United States)	11,805	3,169,170
		4,070,229
Health Care Technology — 0.2%
Cerner Corp. (United States)*	3,998	260,310
Hotels, Restaurants & Leisure — 1.1%
Marriott International, Inc., Class A (United States)	4,551	575,565
Starbucks Corp. (United States)	19,251	1,028,966
		1,604,531
Industrial Conglomerates — 1.4%
3M Co. (United States)	7,335	1,547,098
Roper Technologies, Inc. (United States)	1,221	364,310
		1,911,408
Insurance — 0.5%
Aflac, Inc. (United States) (a)	9,460	437,430
Markel Corp. (United States)*	167	201,870
		639,300
Internet & Direct Marketing Retail — 10.6%
Amazon.com, Inc. (United States)*	5,816	11,705,922
Booking Holdings, Inc. (United States)*	598	1,167,027
Expedia, Inc. (United States)	1,848	241,164
Netflix, Inc. (United States)*	5,124	1,883,992
		14,998,105

The accompanying notes are an integral part of these financial statements.

11

Motley Fool 100 Index ETF
Schedule of Investments (continued)
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Internet Software & Services — 12.9%
Alphabet, Inc., Class C (United States)*	8,682	$10,576,326
Altaba, Inc. (United States)*	10,547	733,544
eBay, Inc. (United States)*	12,595	435,913
Facebook, Inc., Class A (United States)*	34,962	6,143,872
Twitter, Inc. (United States)*	9,289	326,787
		18,216,442
IT Services — 6.4%
Cognizant Technology Solutions Corp., Class A (United States)	7,014	550,108
Mastercard, Inc., Class A (United States)	12,651	2,727,050
PayPal Holdings, Inc. (United States)*	14,538	1,342,293
Square, Inc., Class A (United States)*	5,079	450,203
Visa, Inc., Class A (United States) (a)	27,236	4,000,696
		9,070,350
Life Sciences Tools & Services — 0.5%
Illumina, Inc. (United States)*	1,799	638,339
Machinery — 0.2%
Cummins, Inc. (United States)	2,080	294,944
Media — 3.0%
Comcast Corp., Class A (United States)	54,386	2,011,738
Discovery, Inc., Class A (United States)*	8,019	223,169
Walt Disney Co. (The) (United States)	18,112	2,028,906
		4,263,813
Metals & Mining — 0.2%
Nucor Corp. (United States)	4,015	250,938
Oil, Gas & Consumable Fuels — 0.3%
Kinder Morgan, Inc. (United States)	25,348	448,660
Pharmaceuticals — 3.1%
Johnson & Johnson (United States)	31,924	4,299,844
Professional Services — 0.3%
CoStar Group, Inc. (United States)*	439	194,108
Verisk Analytics, Inc. (United States) (a)*	1,990	236,989
		431,097

The accompanying notes are an integral part of these financial statements.

12

Motley Fool 100 Index ETF
Schedule of Investments (continued)
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Semiconductors & Semiconductor Equipment — 2.8%
Broadcom, Inc. (United States)	5,555	$1,216,712
Lam Research Corp. (United States)	1,972	341,333
NVIDIA Corp. (United States)	8,023	2,251,896
Skyworks Solutions, Inc. (United States)	2,187	199,673
		4,009,614
Software — 14.0%
Activision Blizzard, Inc. (United States)	9,220	664,762
Adobe Systems, Inc. (United States)*	6,086	1,603,722
Electronic Arts, Inc. (United States)*	3,720	421,885
Intuit, Inc. (United States)	3,077	675,309
Microsoft Corp. (United States)	93,308	10,481,288
Oracle Corp. (United States) (a)	51,182	2,486,421
Red Hat, Inc. (United States)*	2,746	405,667
Salesforce.com, Inc. (United States)*	8,988	1,372,288
Splunk, Inc. (United States)*	1,967	252,071
Take-Two Interactive Software, Inc. (United States)*	1,402	187,251
VMware, Inc., Class A (United States)*	4,940	757,104
Workday, Inc., Class A (United States)*	2,744	424,058
		19,731,826
Specialty Retail — 3.5%
Home Depot, Inc. (The) (United States)	14,104	2,831,660
Lowe's Cos, Inc. (United States)	9,953	1,082,389
TJX Cos, Inc. (The) (United States)	7,452	819,496
Ulta Beauty, Inc. (United States) (a)*	749	194,740
		4,928,285
Technology Hardware, Storage & Peripherals — 9.6%
Apple, Inc. (United States)	59,487	13,541,026
Textiles, Apparel & Luxury Goods — 1.1%
NIKE, Inc., Class B (United States)	18,072	1,485,518
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. (United States) (a)*	10,230	675,589
Total Common Stocks (Cost $124,790,261)		140,733,364

The accompanying notes are an integral part of these financial statements.

13

Motley Fool 100 Index ETF
Schedule of Investments (concluded)
AUGUST 31, 2018

	Number of Shares	Value (Note 2)

Investments Purchased with Proceeds from Securities Lending Collateral — 8.5%
Mount Vernon Liquid Assets Portfolio, LLC, 2.15%	11,914,270	$11,914,270
Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $11,914,270)		11,914,270

Short-Term Investments — 0.1%
First American Treasury Obligations Fund Class X, 1.87% (United States) (b)	124,175	124,175
Total Short-Term Investments (Cost $124,175)		124,175

Total Investments (Cost $136,828,706) — 108.5%		152,771,809
Liabilities in Excess of Other Assets — (8.5)%		(11,892,412)
NET ASSETS — 100.0%
(Applicable to 6,375,000 shares outstanding)		$140,879,397

*	Non-income producing security.

(a)	All or a portion of the security is on loan. At August 31, 2018, the market value of securities on loan was $11,679,186

(b)	Seven-day yield as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.

14

Motley Fool 100 Index ETF
Statement of Assets and Liabilities
AUGUST 31, 2018

ASSETS
Investments in securities, at value (cost $124,790,261)	$140,733,364
Investments purchased with proceeds from securities lending collateral, at value (cost $11,914,270)	11,914,270
Short-term investments, at value (cost $124,175)	124,175
Receivables for:
Capital shares sold	1,104,935
Dividends	130,971
Total assets	154,007,715

LIABILITIES
Payables for:
Securities lending collateral	11,914,270
Investments purchased	1,157,917
Advisory fees	56,131
Total liabilities	13,128,318
Net assets	$140,879,397

NET ASSETS CONSIST OF:
Par value	$6,375
Paid-in capital	124,877,158
Undistributed/accumulated net investment income/(loss)	408,899
Accumulated net realized gain/(loss) from investments	(356,138)
Net unrealized appreciation/(depreciation) on investments	15,943,103
Net assets	$140,879,397

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	6,375,000
Net asset value, price per share	$22.10

The accompanying notes are an integral part of these financial statements.

15

Motley Fool 100 Index ETF
Statement of Operations
for the PERIOD ended AUGUST 31, 2018*

INVESTMENT INCOME
Dividends	$712,358
Securities lending income	115
Total investment income	712,473

EXPENSES
Advisory fees (Note 3)	301,147
Total expenses	301,147
Net investment income/(loss)	411,326

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	(364,453)
Net realized gain from redemption in-kind	561,538
Net change in unrealized appreciation/(depreciation) on investments	15,943,103
Net realized and unrealized gain/(loss) on investments	16,140,188
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,551,514

*	Inception date of the Fund was January 29, 2018.

The accompanying notes are an integral part of these financial statements.

16

Motley Fool 100 Index ETF
Statement of Changes in Net Assets

For the PERIOD Ended august 31, 2018*
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$411,326
Net realized gain/(loss) from investments	197,085
Net change in unrealized appreciation/(depreciation) on investments	15,943,103
Net increase/(decrease) in net assets resulting from operations	16,551,514

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	131,864,333
Shares redeemed	(7,536,450)
Net increase/(decrease) in net assets from capital share transactions	124,327,883
Total increase/(decrease) in net assets	140,879,397

NET ASSETS:
Beginning of period	—
End of period	$140,879,397
Undistributed/accumulated net investment income/(loss), end of period	$408,899

SHARES TRANSACTIONS:
Shares sold	6,750,000
Shares redeemed	(375,000)
Net increase/(decrease) in shares outstanding	6,375,000

*	Inception date of the Fund was January 29, 2018.

The accompanying notes are an integral part of these financial statements.

17

Motley Fool 100 Index ETF
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. This information has been derived from information provided in the financial statements.

	for the Period Ended august 31,
	2018(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$20.00
Net investment income/(loss) (2)	0.08
Net realized and unrealized gain/(loss) from investments	2.02
Net increase/(decrease) in net assets resulting from operations	2.10
Net asset value, end of period	$22.10
Market value, end of period	$22.13
Total investment return on net asset value(3)	10.49	%(4)
Total investment return on market price (6)	10.65	%(4)
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$140,879
Ratio of expenses to average net assets	0.50	%(5)
Ratio of net investment income/(loss) to average net assets	0.68	%(5)
Portfolio turnover rate	10	%(4)

(1)	Inception date of the Fund was January 29, 2018.

(2)	Calculated based on average shares outstanding for the period.

(3)

Total investment return on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.

(5)	Annualized.

(6)

Total investment return on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period, and redemption at market price on the last day of the period.

The accompanying notes are an integral part of these financial statements.

18

Motley Fool 100 Index ETF
Notes to Financial Statements

AUGUST 31, 2018

1. Organization AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty active investment portfolios, including the Motley Fool 100 Index ETF (the “Fund”), which commenced investment operations on January 29, 2018.

RBB has authorized capital of one hundred billion shares of common stock of which 87.023 billion shares are currently classified into one hundred and eighty-one classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of the Fund is to achieve investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool 100 Index (the “Index”). The Index was developed by The Motley Fool, LLC (“The Motley Fool”), an affiliate of the Adviser, in 2017 and is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by The Motley Fool’s analysts and newsletters or the highest-rated stocks in Fool IQ, the company’s analyst opinion database. Every company include in the Index is incorporated and listed in the U.S.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Fund is August 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal period January 29, 2018 through August 31, 2018 (the “current fiscal period”).

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

19

Motley Fool 100 Index ETF
Notes to Financial Statements (continued)

AUGUST 31, 2018

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$140,733,364	$140,733,364	$—	$—	$—
Investments Purchased with Proceeds from Securities Lending Collateral	11,914,270	11,914,270	—	—	—
Short-Term Investments	124,175	124,175	—	—	—
Total Investments*	$152,771,809	$152,771,809	$—	$—	$—

*	Please refer to the Schedule of Investments for further details.

^

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no transfers between Levels 1, 2 and 3.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest

20

Motley Fool 100 Index ETF
Notes to Financial Statements (continued)

AUGUST 31, 2018

income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Expenses and fees, including investment advisory fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year and as required to comply with federal excise tax requirements. Distributions to shareholders are determined in accordance with tax regulations and recorded on ex dividend date. Additionally, each Fund reports details of distribution-related transactions on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Investment Policies and Practices

The sections below describe some of the different types of investments that may be made by the Fund and the investment practices in which the Fund may engage.

When we say that the Fund may invest in other types of securities and in other asset classes, the “may” is well worth emphasizing, as the Fund’s primary focus is to track the makeup and returns of the Motley Fool 100 Index.

TYPES OF FIXED-INCOME SECURITIES — The Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by the Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by Standard & Poor’s® Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of the Fund. Subsequent to the purchase of a fixed-income security by the Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by the Fund would not require the Fund to sell the security.

REAL ESTATE INVESTMENT TRUSTS — Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain

21

Motley Fool 100 Index ETF
Notes to Financial Statements (continued)

AUGUST 31, 2018

tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for the Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent.

TEMPORARY INVESTMENTS — The Fund may hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. The Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of the money market fund. These indirect fees and expenses will be in addition to the fees and expenses of the Fund. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

3. INVESTMENT adviser and other services

The Fund pays all of its expenses other than those expressly assumed by Motley Fool Asset Management (the “Adviser”). Expenses of the Fund are deducted from the Fund’s total income before dividends are paid. Subject to the supervision of the Board, the Adviser manages the overall investment operations of the Fund in accordance with the Fund’s investment objective and policies and formulates a continuing investment strategy for the Fund pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Company on behalf of the Fund. The Adviser is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders. The Fund compensates the Adviser a unitary management fee for its services at an annual rate of 0.50% based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears. From the Advisory Fee, the Adviser pays most of the expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, fees and expenses of independent directors and their independent counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

22

Motley Fool 100 Index ETF
Notes to Financial Statements (continued)

AUGUST 31, 2018

During the current fiscal period, investment advisory fees accrued were as follows:

ADVISORY FEES
$ 301,147

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

Under the Fund’s unitary fee, the Adviser compensates Fund Services and the Custodian for its services provided.

DIRECTOR’S AND OFFICER’S COMPENSATION — The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for these services provided to the Company. An employee of RBB serves as Treasurer and Secretary, and is compensated for services provided. Under the Fund’s unitary fee, the Adviser compensates the Directors and Officers for their services. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. The same individual serves as President and Chief Compliance Officer of the Company and also serves as Chief Compliance Officer of the Adviser. Neither the Fund nor the Company compensate him or Vigilant Compliance, LLC for the services provided to Motley Fool Asset Management.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales and maturities of investment securities (excluding in-kind transactions and short-term investments) of the Fund were as follows:

PURCHASES	SALES
$ 13,069,781	$ 9,782,748

There were no purchases or sales of long-term U.S. Government Securities during the current fiscal period.

During the current fiscal period, aggregate purchases and sales and maturities of in-kind transactions of the Fund were as follows:

PURCHASES	SALES
$ 129,042,568	$ 7,309,184

5. Federal Income tax information

The Fund follows the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no

23

Motley Fool 100 Index ETF
Notes to Financial Statements (continued)

AUGUST 31, 2018

effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2018, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund is as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
$ 137,030,382	$ 17,486,173	$ (1,744,766)	$ 15,741,427

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2018, primarily attributable to foreign currency transactions and in-kind redemptions gains, were reclassified among the following accounts:

UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	ACCUMULATED NET REALIZED GAIN/(LOSS)	PAID-IN CAPITAL
$ (2,427)	$ (553,223)	$ 555,650

As of August 31, 2018, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYOVER	OTHER	UNREALIZED APPRECIATION/ (DEPRECIATION)
$ 408,899	$ —	$ (154,462)	$ —	$ 15,741,427

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal period ended August 31, 2018, were as follows:

TAX YEAR END	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL
2018	$—	$—	$—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

24

Motley Fool 100 Index ETF
Notes to Financial Statements (continued)

AUGUST 31, 2018

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2018, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2018.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2018, the Fund had unexpiring short-term losses of $154,462.

6. SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the Cboe BZX Exchange, Inc. (the “Exchange”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250, payable to the custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are displayed in the capital shares transactions section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with $0.001 par value per share. Shares of the Fund have equal rights and privileges.

7. SECURITIES LENDING

The Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive cash collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the NAV of the Fund is determined. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Fund will bear the risk of loss of the invested collateral. Investments purchased with proceeds from securities lending are overnight and continuous. Securities lending will expose the Fund to the risk of loss should a borrower default on its obligation to return the borrowed securities. The market value of the securities on loan and collateral as of the end of the reporting period and the income generated from the program during the current fiscal period with respect to such secured loans were as follows:

MARKET VALUE OF SECURITIES LOANED	MARKET VALUE OF COLLATERAL	INCOME RECEIVED FROM SECURITIES LENDING
$11,679,186	$11,914,270	$115

25

Motley Fool 100 Index ETF
Notes to Financial Statements (concluded)

AUGUST 31, 2018

Securities lending transactions are entered into by the Fund under a Master Securities Lending Agreement (“MSLA”) which permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. The following table is a summary of the Fund’s open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

GROSS AMOUNT NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNT OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS[1]	CASH COLLATERAL RECEIVED	NET AMOUNT[2]
$ 11,679,186	$ —	$ 11,679,186	$ (11,679,186)	$ —	$ —

[1]	Amount disclosed is limited to the amount of assets presented in the Statement of Assets and Liabilities. Actual collateral received may be more than the amount shown.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

8. New accounting pronouncements

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

26

Motley Fool 100 Index ETF
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Directors of
The RBB Fund, Inc.
and the Shareholders of the Motley Fool 100 Index ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Motley Fool 100 Index ETF (the “Fund”), a series of The RBB Fund, Inc., including the schedule of investments, as of August 31, 2018, the related statement of operations, the statements of changes in net assets, financial highlights for the period January 29, 2018 (commencement of operations) through August 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 26, 2018

27

Motley Fool 100 Index ETF
Notice to Shareholders
(Unaudited)

Information on Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (888) 863-8803; and (ii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Schedule of Investments

The Company files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. Shareholders can obtain the Form N-Q (i) without charge, upon request, by calling (888) 863-8803; and (ii) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed or copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distributions of Premiums and Discounts

Premium - The amount the Fund is trading above the reported NAV expressed as a percentage of the NAV. Discount - The amount the Fund is trading below the reported NAV expressed as a percentage of NAV.

Shares of the Fund trade based on market prices rather than the Fund’s net asset value per share (“NAV”). Consequently, shares of the Fund may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. The below chart presents information for the period indicated about how often the most recent market closing price for shares of the Fund reflected a premium or discount to the Fund’s NAV for each trading day and the amount of each such premium or discount, expressed as a percentage of that day’s NAV.

Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares, because shares are bought and sold at current market prices. The data presented represents past performance and cannot be used to predict future results.

Motley Fool 100 Index ETF

Period Covered January 29, 2018 through August 31, 2018

Premium/ Discount Range	Number of Trading Days	% of Total Trade Days
1.00% or more	0	0.00%
0.75% to 0.999%	0	0.00%
0.50% to 0.749%	1	0.66%
0.25% to 0.499%	22	14.57%
0.00% to 0.249%	100	66.23%
-0.001% to -0.249%	26	17.22%
-0.25% to -0.499%	2	1.32%
-0.50% to -0.749%	0	0.00%
-0.75% to -0.999%	0	0.00%
-1.00% or more	0	0.00%
	151	100.00%

28

Motley Fool 100 Index ETF

PRIVACY NOTICE (Unaudited)

What Does Motley Fool Funds Do With Your Personal Information?

Why?: Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.

Please read this notice carefully to understand what we do.

What?: The type of personal information we collect and share depend on the product or service you have with us. This information can include:

●	Social Security number and transaction history
●	Account balances and checking account information
●	Account transactions and wire transfer instructions

When you are no longer a customer, we continue to share your information as described in this notice.

How?: All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Motley Fool Asset Management chooses to share; and whether you can limit this sharing.

Reasons we share your personal information	Does Motley Fool Asset Management share?	Can you limit this sharing?

For our everyday business purposes —
such as to process your transaction, maintain your account(s), provide you with necessary information, respond to court orders and legal investigation, or report to credit bureaus

	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

Visit us online: https://www.mfamfunds.com/website-privacy-policy/

Please note:

●

If you are a new customer, we can begin sharing your information 30 days from the days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

29

Motley Fool 100 Index ETF

PRIVACY NOTICE (Continued) (Unaudited)

However, you can contact us at any time to limit our sharing.

Questions: Call 1-888-863-8803 or go to www.mfamfunds.com

What we do:

How does Motley Fool Asset Management protect my personal information?

We collect your personal information, for example, when you:

●	Open an account or provide account information
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●	Make a wire transfer or tell us where to send the money

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●	Sharing for affiliates everyday business purposes – information about your creditworthiness
●	Make deposits or withdrawals from your account
●	Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?

Your choices will apply to everyone on your account.

EUROPEAN UNION’S GENERAL DATA PROTECTION REGULATION

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

●	Check whether we hold personal information about you and to access such data (in accordance with our policy)
●	Request the correction of personal information about you that is inaccurate
●	Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible
●	Request the erasure of your personal information
●	Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-888-863-8803.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

The Motley Fool Funds shall retain your personal data for as long as you are an investor in the Funds and thereafter as long as necessary to comply with applicable laws that require the Funds to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Funds may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Funds do take the security of your personal data seriously.

Definitions:

Affiliates - Companies related by common ownership or control. They can be financial and nonfinancial companies.

Our affiliates include companies with a Motley Fool name; financial companies such as Motley Fool Asset Management, LLC; and nonfinancial companies such as The Motley Fool, LLC and The Motley Fool Holdings, Inc.

30

Motley Fool 100 Index ETF

PRIVACY NOTICE (Concluded) (Unaudited)

Nonaffiliates - Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Motley Fool Asset Management does not share with nonaffiliates so they can market to you.

Joint marketing - A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Motley Fool Asset Management doesn’t jointly market.

Controller - “Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

31

Motley Fool 100 Index ETF
Directors AND OFFICERS
(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (888) 863-8803.

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	30	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	30	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003-2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	30	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Director	2006 to present	Since 1997, Consultant, financial services organizations.	30	Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 70	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	30	Independent Trustee of EIP Investment Trust (registered investment company).

32

Motley Fool 100 Index ETF
Directors AND OFFICERS (CONTINUED)
(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	30	WisdomTree Investments, Inc. (asset management company); Fidelity National Information Services, Inc. (financial services technology company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	30	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	30	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 55	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 65	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A

33

Motley Fool 100 Index ETF
Directors AND OFFICERS (concluded)
(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 47	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 39	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 30 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment services industry.

34

Investment Adviser

Motley Fool Asset Management, LLC
2000 Duke Street
Suite 275
Alexandria, VA 22314

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Principal Underwriter

Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel

Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

35

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ORINDA FUNDS

Annual Report

AUGUST 31, 2018

Orinda Income Opportunities Fund

of

the RBB Fund, Inc.

Class I Shares – OIOIX

Class A Shares – OIOAX

Class D Shares – OIODX

Commentary	1
Performance Data	5
Fund Expense Examples	8
Allocation of Portfolio Assets	9
Schedule of Investments	10
Schedule of Securities Sold Short	15
Schedule of Options Written	16
Financial Statements	17
Statement of Assets and Liabilities	17
Statement of Operations	19
Statements of Changes in Net Assets	20
Statement of Cash Flows	22
Financial Highlights	24
Notes to the Financial Statements	27
Report of Independent Registered Public Accounting Firm	39
Notice to Shareholders	40
Management	42
Privacy Notice	46

Orinda Income Opportunities Fund COMMENTARY

Dear Shareholder,

During another year of rising 10-year Treasury yields, the Orinda Income Opportunities Fund (the “Fund”) delivered, in our view, another year of very respectable returns. For the fiscal year ended August 31, 2018, the Fund outperformed the broader bond market, which generated negative returns, while the 10-year Treasury yield rate rose from 2.12% at August 31, 2017 to 2.86% at fiscal year-end. Our preferred and fixed income securities generated positive gross returns and contributed 6.51% to gross performance of the Fund during the fiscal year. Our common stock securities contributed -1.07% to gross performance and our hedging positions contributed 0.43% to gross performance during the period.

Average net exposure during the fiscal year was 100%, which is on the higher end of the long-term range for the Fund. The Fund started the year with higher-than-average net exposure of 98%. Following a spike in interest rates in January 2018, the Fund’s net exposure was reduced to about 75% by the end of January. Net exposure was brought back up to about 107% by the end of February and mostly remained at or above 100% for the duration of the fiscal year. At fiscal year-end, net exposure was 102%, just above the average for the year. We anticipate net exposure will generally be between 80%-100% over the coming fiscal year as the Federal Reserve (“Fed”) continues to raise the federal funds rate, but changing market conditions may warrant otherwise.

Shown below is the Fund’s performance for the fiscal year ended August 31, 2018, as well as the performance for the Bloomberg Barclays Capital U.S. Aggregate Bond Index.

ORINDA INCOME OPPORTUNITIES FUND
Annualized Returns as of 8/31/18	1 year	3 years	Since Inception (6/28/13)[1]	Since Inception (9/27/13)[2]
PERFORMANCE AT NAV without sales charge
A share	2.94%	5.44%	4.11%	N/A
I share	3.24%	5.75%	4.42%	N/A
D share (commenced 9/27/13)	2.23%	4.73%	N/A	3.61%

Bloomberg Barclays Capital U.S. Aggregate Bond Index	-1.05%	1.76%	2.33%	2.33%
PERFORMANCE AT MOP includes maximum sales charge
A share	-2.21%	3.66%	3.08%	N/A

1.	The Orinda Income Opportunities Fund, a series of Advisor Series Trust (the “Predecessor Fund”) reorganized into the Fund following the close of business on April 28, 2017. The Predecessor Fund’s Class I and Class A shares commenced operations on June 28, 2013.

2.	The Predecessor Fund’s Class D shares commenced operations on September 27, 2013.

Total Annual Fund Operating Expenses (what an investor would pay as of 12/31/17):
A share 2.14%; I share 1.84%; D share 2.81%.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-903-1313 or visiting www.orindafunds.com. Performance data shown at MOP (Maximum Offering Price) reflects the Class A maximum sales charge of 5.00%. Performance data shown at NAV does not reflect the deduction of the sales load. If reflected, the load would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers total return would be reduced.

Until December 31, 2019, Orinda Asset Management, LLC (the “Adviser”) has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class I, Class A and Class D shareholders of average daily net assets of 1.40%, 1.70%, and 2.40%, respectively (excluding acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes). There can be no assurance that the Adviser will continue such waiver for the Fund after December 31, 2019. For more detailed review of fund expenses, please refer to the prospectus by visiting www.orindafunds.com.

1

Orinda Income Opportunities Fund COMMENTARY (Continued)

YIELD as of 6/30/2018

Dividend yield is calculated by dividing the regular distribution paid for the quarter (annualized at a quarterly rate) by the NAV at 6/30/18. The 30-Day SEC yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

Market Outlook

The first half of calendar year 2018 is in the books and the hopes and fears that animated markets at the beginning of the year are as resonant as they were on January 1. Far from taking a summer vacation, the differential impact across sectors of corporate tax reform, central bank policy normalization, and trade wars is being debated more hotly and portfolio rotations are accelerating.

At halftime, calendar year 2018’s dominant market themes look largely intact: reflation (short rates up and equities higher), elevated volatility, credit outperformance, tight housing inventory fueling giddy price rises, elevated debt service costs for corporates and households, etc. But cracks are appearing beneath the surface of consensus. Economic data releases out of China and Europe have lately caused a fading of the “global synchronized growth” theme and a resumption of the “U.S. leadership” narrative.

Trade is largely an unknown variable, naturally, and the outcome from multi-national trade discussions is difficult to ascertain. We intend to focus, instead, on two more durable trends that always bear watching for fixed income investors: leverage and the yield curve’s shape.

Earnings are growing. Debt for companies, households, and the government is growing faster.

First, leverage. Standard & Poor’s (S&P) sounded concerns in February 2018 that excessive corporate debt, coupled with rising refinance costs, could trigger the next recession. Since then, there has been a steady drumbeat of commentary warning about the corporate sector’s debt load. In April, Bloomberg reported on a number of asset managers’ taking underweight positions in the sector, with the always-oratorical sage of Santa Monica, Jeffrey Gundlach, announcing, “Trouble is here, people.” In June, the Washington Post published an editorial titled “Beware the ‘mother of all credit bubbles,’” which pointed out that the big beneficiaries of the tax break Congress provided in December have been shareholders, who have benefited from elevated stock buybacks. The article quoted Goldman Sachs strategists’ estimate that buybacks would surge 50% in 2018 to $1.2 trillion, an all-time high. In late June, U.S. nonfinancial corporate debt reached a record $6.3 trillion, which is also a record 31% of GDP. That earnings used to service this debt are also at record highs offers some comfort, but much of this debt is at below-market rates. Accordingly, refinancing options are often out-of-the-money. Prolonged low rates have had the intended effect of causing corporate borrowers to gorge on debt, but investors will watch nervously for another confirmation of the Minsky hypothesis that complacency is a necessary prelude to crisis.

2

Orinda Income Opportunities Fund COMMENTARY (Continued)

The International Monetary Fund (IMF) weighed in, in its April Global Financial Stability report: “A period of high credit growth is more likely to be followed by a severe downturn or financial sector stress over the medium term if it is accompanied by an increase in the riskiness of credit allocation.”

Perhaps the performance of high-grade bonds will serve as a canary in the coal mine. Corroborating the IMF’s worries about riskier allocations, the share of the IG index that is rated BBB, e.g. the lowest tier, has increased from 25% in the 1990s to 48% today. Net leverage for BBB companies has risen from 1.7x to 2.9x in the same period, according to PIMCO. When investment conditions turn south, trouble tends to accumulate in the junkiest part of bond indices. Interestingly, the Bloomberg Barclays Investment Grade Corporate Index was down 1.25% in the calendar quarter ended June 30, 2018, underperforming the high yield index by over 200 basis points, with the latter benefitting from the technical tailwind of light supply.

The yield curve is flattening, sending worrying signals.

The most interesting tension in the bond market is between short-term rates, an indicator of monetary tightness and financial conditions, and long-term rates, an indicator of the long-term outlook for inflation and real growth—in other words, the yield curve. The Fed hiked the Funds rate again in June to 2%, and much attention was paid to relatively hawkish language in the statement about future hikes this year (the futures market continues to assign better than 70% odds that four hikes will occur in calendar year 2018). The European Central Bank also offered hints of a taper in its bond-buying program by December 2018.

The Fed’s favored inflation measure, core personal consumption expenditure, firmed to 1.96% year-over-year in May, and real GDP in the first quarter of 2018 clocked a healthy 2.8%. The U.S. unemployment rate held steady at 3.8% and average hourly earnings ticked up to 2.7% year-over-year in May. The big question is, where does this put us on the Phillips Curve? With most of the Fed’s board agreeing that the U.S. is now at full employment, will we begin to see sustained above-target inflation? Evidently the Fed is playing it safe with the simultaneous removal of asset purchases and a quarterly, 25-basis-points-at-a-time crawl toward “neutral.” Yet 10-year yields fell from a high of 3.11% on May 17, 2018 to 2.86% at fiscal year-end. The spread between the yields on two- and ten-year Treasury notes, a measure of term premium or yield curve steepness, hit a cyclical low of 32.15 basis points on June 27, 2018. This means that the market’s expectation of the likelihood of an inflation pick-up over intermediate horizons is lower than policymakers’.

Many of these metrics hinge on where the neutral rate really is. “R-star” or the “natural” short-term rate of interest at which an economy will rest in equilibrium, has clearly fallen over many years or policy accommodation would have resulted in higher inflation. Now the Fed estimates that it’s likely positive for the first time since the depths of the crisis, and rising. Unfortunately, observers only know R-star once the economy has already passed it, never in real time. A positive real rate, with inflation hovering around 2%, means that the Fed is not quite yet at neutral and inflationary pressures will likely continue to rise. Below 2% inflation may have become so psychologically anchored among market participants that the idea of the Fed allowing an overshoot seems vanishingly unlikely, which might explain the decline in term premium. In this view, the long end almost “dares” the Fed to hike past neutral, causing the yield curve to invert, a much-discussed harbinger of recession.

We continue to believe the Fund is well positioned for the coming year by concentrating on higher-yielding REIT preferred shares and maintaining some exposure to REIT common stock with an emphasis on small- and mid-cap companies. We continue to manage the Fund with a view that the 10-year Treasury yield will top out at around 3.5% during the current rate cycle sometime over the next 12-18 months.

The Fund has a flexible strategy, which allows us to use a variety of risk management tools such as hedging, selective leverage, and writing covered calls as we endeavor to navigate a changing rate environment and look for the potential to enhance portfolio yield. The Fund’s broad investment charter allows it to invest in many securities and industries should we find compelling return opportunities.

Paul Gray
Portfolio Manager

3

Orinda Income Opportunities Fund COMMENTARY (Continued)

The information provided herein represents the opinions of Orinda Asset Management, LLC and is not intended to be a forecast of future events, a guarantee of future results, investment advice or a recommendation to buy or sell any security.

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

The Fund can make short sales of securities, which involves the risk that losses in securities may exceed the original amount invested. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the set asset value of the Fund, and money borrowed will be subject to interest costs. Investments in smaller and medium companies involve greater risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may use certain types of investment derivatives such as futures, forwards, and swaps. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. To the extent that a master limited partnership’s (“MLP’s”) interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. Exchange-traded funds (“ETFs”) are typically open-end investment companies that are bought and sold on a national securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Rule 144A securities carry the risk that the trading market may not continue and the Fund might be unable to dispose of these securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. The risk exists that the market value of initial public offering (“IPO”) shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. The Fund is non-diversified, which means that there is no restriction on how much the Fund may invest in the securities of an issuer under the Investment Company Act of 1940. Some of the risks involved in investing in REITs include a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increased operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete listing of Fund holdings.

INDICES / DEFINITIONS

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds. The index is representative of intermediate duration U.S. investment grade debt securities. One cannot invest directly in an index.

The Bloomberg Barclays Investment Grade Corporate Index is an unmanaged index that measures the investment grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers. One cannot invest directly in an index.

The IG Index refers to the U.S. investment grade (IG) nonfinancial bond market. Bonds that are rated BBB have the lowest credit rating that are still considered investment grade.

The Phillips Curve is an econometric model which describes the historical inverse relationship between rates of unemployment and corresponding rates of rises in wages that result within an economy.

The federal funds rate is the interest rate at which depository institutions (banks and credit unions) lend reserve balances to other depository institutions overnight, on an uncollateralized basis. Yield is the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.

Orinda Asset Management, LLC is the investment adviser to the Orinda Income Opportunities Fund, which is distributed by Quasar Distributors, LLC.

4

Orinda Income Opportunities Fund Performance Data august 31, 2018 (Unaudited)

Comparison of the change in value of a $100,000 investment in the
Orinda Income Opportunities Fund – Class I and
the Bloomberg Barclays Capital U.S. Aggregate Bond Index

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund on June 28, 2013, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

Average Annual Total Returns for the Periods ended AUGUST 31, 2018
	One Year	Three Years	Five Years	Since Inception†
Class I Shares (No Load)	3.24%	5.75%	4.70%	4.42%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	(1.05)%	1.76%	2.48%	2.33%

†	Inception date of Class I Shares of the Fund was June 28, 2013.

Until December 31, 2019, the Adviser has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class I Shares of average daily net assets of 1.40% (excluding certain items discussed below). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that the Adviser will continue such waiver for the Fund after December 31, 2019. The Fund’s expense ratio for the Class I Shares, as stated in the current prospectus, is 1.84%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds. The index is representative of intermediate duration US investment grade debt securities. It is not possible to invest directily in an index.

5

Orinda Income Opportunities Fund Performance Data (Continued) august 31, 2018 (Unaudited)

Comparison of the change in value of a $10,000 investment in the
Orinda Income Opportunities Fund – Class A and
the Bloomberg Barclays Capital U.S. Aggregate Bond Index

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on June 28, 2013, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

Average Annual Total Returns for the Periods ended AUGUST 31, 2018
	One Year	Three Years	Five Years	Since Inception†
Class A Shares (No Load)	2.94%	5.44%	4.38%	4.11%
Class A Shares (Load)	(2.21)%	3.66%	3.32%	3.08%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	(1.05)%	1.76%	2.48%	2.33%

†	Inception date of Class A Shares of the Fund was June 28, 2013.

Until December 31, 2019, the Adviser has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class A Shares of average daily net assets of 1.70% (excluding certain items discussed below). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that the Adviser will continue such waiver for the Fund after December 31, 2019. The Fund’s expense ratio for the Class A Shares, as stated in the current prospectus, is 2.14%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds. The index is representative of intermediate duration US investment grade debt securities. It is not possible to invest directily in an index.

6

Orinda Income Opportunities Fund Performance Data (Continued) august 31, 2018 (Unaudited)

Comparison of the change in value of a $10,000 investment in the
Orinda Income Opportunities Fund – Class D and
the Bloomberg Barclays Capital U.S. Aggregate Bond Index

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on September 27, 2013, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

Average Annual Total Returns for the Periods ended AUGUST 31, 2018
	One Year	Three Years	Since Inception†
Class D Shares (No Load)	2.23%	4.73%	3.61%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	(1.05)%	1.76%	2.33%

†	Inception date of Class D Shares of the Fund was September 27, 2013.

Until December 31, 2019, the Adviser has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class D Shares of average daily net assets of 2.40% (excluding certain items discussed below). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that the Adviser will continue such waiver for the Fund after December 31, 2019. The Fund’s expense ratio for the Class D Shares, as stated in the current prospectus, is 2.81%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds. The index is representative of intermediate duration US investment grade debt securities.It is not possible to invest directily in an index.

7

Orinda Income Opportunities Fund Fund Expense ExampleS august 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2018 to August 31, 2018.

ACTUAL EXPENSES

The first line in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value march 1, 2018	Ending Account VALUE august 31, 2018	Expenses Paid During Period*	ANNUALIZED EXPENSE RATIO	ACTUAL SIX-MONTH TOTAL INVESTMENT RETURN FOR THE FUND
Actual
Class I Shares	$1,000.00	$1,069.60	$7.15	1.37%	6.96%
Class A Shares	1,000.00	1,068.30	8.71	1.67	6.83
Class D Shares	1,000.00	1,052.55	10.26	2.37	6.45

Hypothetical (5% return before expenses)
Class I Shares	$1,000.00	$1,018.30	$6.97	1.37%	N/A
Class A Shares	1,000.00	1,016.79	8.49	1.67	N/A
Class D Shares	1,000.00	1,009.15	10.05	2.37	N/A

*

Expenses are equal to the Funds’ Class I Shares, Class A Shares and Class D Shares annualized six-month expense ratios for the period March 1, 2018 to August 31, 2018, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The Funds’ ending account values on the first line in the table is based on the actual six-month total investment return for the Funds’ respective share classes.

8

Orinda Income Opportunities Fund Allocation Of Portfolio AssetS august 31, 2018 (Unaudited)

Percentages represent market value as a percentage of net assets.

9

Orinda Income Opportunities Fund Schedule Of Investments august 31, 2018

COMMON STOCKS - 1.2%	Number of Shares	Value
Energy - 0.2%
Energy Transfer Partners LP	21,450	$483,698

Real Estate - 1.0%
Landmark Infrastructure Partners LP	187,764	2,431,544
Summit Industrial Income REIT (a)	50,000	336,015
		2,767,559
TOTAL COMMON STOCKS (Cost $3,395,842)		3,251,257

REITS - 68.4%
Financials - 22.2%
AGNC Investment Corp. - Series C, 7.00% (3 Month LIBOR USD + 5.11%) (b)(c)	64,617	1,696,842
Annaly Capital Management, Inc. - Series F, 6.95% (3 Month LIBOR USD + 4.99%) (b)(c)	164,481	4,218,938
Annaly Capital Management, Inc. - Series G, 6.50% (3 Month LIBOR USD + 4.17%) (b)	34,270	837,216
Apollo Commercial Real Estate Finance, Inc.	94,240	1,831,083
Arbor Realty Trust, Inc. (c)	202,494	2,482,576
ARMOUR Residential REIT, Inc. - Series B, 7.88%	98,120	2,461,831
Chimera Investment Corp. - Series A, 8.00% (c)	130,625	3,375,350
Chimera Investment Corp. - Series B, 8.00% (3 Month LIBOR USD + 5.79%) (b)(c)	214,512	5,581,602
Exantas Capital Corp., 8.63% (3 Month LIBOR USD + 5.93%) (b)(c)	190,912	4,933,166
Great Ajax Corp., 7.25%	24,350	623,489
Invesco Mortgage Capital, Inc.	69,800	1,132,854
Invesco Mortgage Capital, Inc. - Series C, 7.50% (3 Month LIBOR USD + 5.29%) (b)(c)	143,016	3,588,271
New Residential Investment Corp.	160,394	2,978,517
New York Mortgage Trust, Inc. - Series D, 8.00% (3 Month LIBOR USD + 5.70%) (b)	8,625	209,329
PennyMac Mortgage Investment Trust - Series A, 8.13% (3 Month LIBOR USD + 5.83%) (b)(c)	88,379	2,220,964
PennyMac Mortgage Investment Trust - Series B, 8.00% (3 Month LIBOR USD + 5.99%) (b)(c)	164,395	4,114,807
Redwood Trust, Inc.	83,076	1,410,630
Starwood Property Trust, Inc.	50,650	1,115,820
Sutherland Asset Management Corp., 7.00%	49,941	1,308,454
TPG RE Finance Trust, Inc.	73,351	1,514,698
Two Harbors Investment Corp.	50,000	781,000
Two Harbors Investment Corp. - Series A, 8.13% (3 Month LIBOR USD + 5.66%) (b)(c)	84,000	2,304,960
Two Harbors Investment Corp. - Series C, 7.25% (3 Month LIBOR USD + 5.01%) (b)(c)	130,240	3,287,258
Two Harbors Investment Corp. - Series E, 7.50% (c)	89,017	2,219,194
		56,228,849
Real Estate - 46.2%
Ashford Hospitality Trust, Inc. - Series D, 8.45% (c)	99,644	2,596,723
Ashford Hospitality Trust, Inc. - Series F, 7.38% (c)	176,356	4,269,579
Ashford Hospitality Trust, Inc. - Series H, 7.50%	180,000	4,413,600
Ashford Hospitality Trust, Inc. - Series I, 7.50% (c)	231,254	5,633,347
Bluerock Residential Growth REIT, Inc. (c)	208,876	2,065,784
Bluerock Residential Growth REIT, Inc. - Series C, 7.63% (c)	161,553	4,087,291
Bluerock Residential Growth REIT, Inc. - Series D, 7.13% (c)	77,899	1,885,156
CBL & Associates Properties, Inc.	81,679	364,288

The accompanying notes are an integral part of these financial statements.

10

Orinda Income Opportunities Fund Schedule Of Investments (Continued) august 31, 2018

REITS - 68.4% (CONTINUED)	Number of Shares	Value
Real Estate - 46.2% (Continued)
CBL & Associates Properties, Inc. - Series D, 7.38% (c)	327,165	$5,987,119
City Office REIT, Inc. (c)	163,600	2,112,076
City Office REIT, Inc. - Series A, 6.63%	52,444	1,300,611
Colony Capital, Inc. - Series B, 8.25%	60,349	1,543,124
Colony Capital, Inc. - Series E, 8.75% (c)	433,587	11,299,277
Colony Capital, Inc. - Series G, 7.50%	77,495	1,888,166
Colony Capital, Inc. - Series H, 7.13% (c)	380,309	9,070,370
Colony Capital, Inc. - Series I, 7.15% (c)	247,000	5,873,660
Colony Capital, Inc. - Series J, 7.13%	223,254	5,340,236
Essex Property Trust, Inc. (c)	5,000	1,231,400
Global Medical REIT, Inc. - Series A, 7.50% (c)	101,381	2,572,036
Global Net Lease, Inc.	45,000	976,050
Global Net Lease, Inc. - Series A, 7.25% (c)	132,594	3,347,998
Independence Realty Trust, Inc. (c)	167,500	1,730,275
iStar Financial, Inc.	114,557	1,281,893
iStar, Inc. - Series D, 8.00% (c)	177,796	4,503,573
iStar, Inc. - Series I, 7.50% (c)	194,785	4,834,564
Jernigan Capital, Inc. - Series B, 7.00% (c)	155,693	3,876,756
Lexington Realty Trust	194,931	1,820,656
National Storage Affiliates Trust	20,000	567,200
QTS Realty Trust, Inc. - Series A, 7.13%	80,000	2,067,200
QTS Realty Trust, Inc. - Series B, 6.50%	25,000	2,761,250
RAIT Financial Trust, 7.63% (c)	15,011	292,189
RAIT Financial Trust, 7.13%	1,941	44,303
RLJ Lodging Trust - Series A, 1.95% (c)	426,168	11,336,069
Sabra Health Care REIT, Inc.	47,344	1,116,371
Seritage Growth Properties - Series A, 7.00% (c)	71,082	1,766,388
UMH Properties, Inc. - Series C, 6.75%	54,100	1,397,944
UMH Properties, Inc. - Series D, 6.38% (c)	79,125	1,906,912
Washington Prime Group, Inc. - Series H, 7.50% (c)	82,420	1,922,034
WPT Industrial Real Estate Investment Trust (a)	12,300	171,093
		121,254,561
TOTAL REITS (Cost $170,568,011)		177,483,410

PREFERRED STOCKS - 28.9%
Energy - 7.2%
DCP Midstream LP - Series B, 7.88% (3 Month LIBOR USD + 4.92%) (b)	95,000	2,447,200
Energy Transfer Partners LP - Series C, 7.38% (3 Month LIBOR USD + 4.53%) (b)	105,000	2,686,950
Energy Transfer Partners LP - Series D, 7.63% (3 Month LIBOR USD + 4.74%) (b)	45,000	1,181,250
GasLog Partners LP - Series A, 8.63% (3 Month LIBOR USD + 6.31%) (a)(b)(c)	43,500	1,157,970
GasLog Partners LP - Series B, 8.20% (3 Month LIBOR USD + 5.84%) (a)(b)(c)	48,500	1,264,880

The accompanying notes are an integral part of these financial statements.

11

Orinda Income Opportunities Fund Schedule Of Investments (Continued) august 31, 2018

PREFERRED STOCKS - 28.9% (CONTINUED)	Number of Shares	Value
Energy - 7.2% (Continued)
NGL Energy Partners LP - Series B, 9.00% (3 Month LIBOR USD + 7.21%) (b)	74,000	$1,838,160
NuStar Energy LP - Series A, 8.50% (3 Month LIBOR USD + 6.77%) (b)(c)	60,000	1,440,000
NuStar Energy LP - Series B, 7.63% (3 Month LIBOR USD + 5.64%) (b)(c)	25,000	582,000
NuStar Energy LP - Series C, 9.00% (3 Month LIBOR USD + 6.88%) (b)(c)	50,000	1,248,500
Teekay LNG Partners LP - Series B, 8.50% (3 Month LIBOR USD + 6.24%) (a)(b)(c)	107,500	2,645,575
Tsakos Energy Navigation Ltd. - Series E, 9.25% (3 Month LIBOR USD + 6.88%) (a)(b)	24,300	606,042
Tsakos Energy Navigation Ltd. - Series F, 9.50% (T-BILL 1MO + 6.54%) (a)(b)	59,256	1,496,214
		18,594,741
Financials - 12.9%
AG Mortgage Investment Trust, Inc. - Series A, 8.25%	11,000	281,600
AG Mortgage Investment Trust, Inc. - Series B, 8.00%	40,819	1,036,803
AGNC Investment Corp. - Series B, 7.75% (c)	119,083	3,079,486
Annaly Capital Management, Inc. - Series C, 7.63%	12,425	316,216
Annaly Capital Management, Inc. - Series D, 7.50% (c)	30,984	786,374
Apollo Commercial Real Estate Finance, Inc. - Series C, 8.00% (c)	338,419	8,721,058
Arbor Realty Trust, Inc. - Series A, 8.25%	46,261	1,197,929
Arbor Realty Trust, Inc. - Series B, 7.75%	18,323	466,870
Arbor Realty Trust, Inc. - Series C, 8.50% (c)	78,873	2,063,318
Capstead Mortgage Corp. - Series E, 7.50%	50,393	1,272,423
Compass Diversified Holdings - Series A, 7.25%	37,400	858,704
Cowen, Inc., 7.35% (c)	64,900	1,644,566
GMAC Capital Trust I - Series 2, 8.10% (3 Month LIBOR USD + 5.79%) (b)	67,500	1,809,000
Invesco Mortgage Capital, Inc. - Series A, 7.75% (c)	80,553	2,042,018
Invesco Mortgage Capital, Inc. - Series B, 7.75% (3 Month LIBOR USD + 5.18%) (b)(c)	165,097	4,380,023
MFA Financial, Inc. - Series B, 7.50% (c)	62,681	1,603,380
Oaktree Capital Group LLC - Series A, 6.63%	25,000	632,500
Oaktree Capital Group LLC - Series B, 6.55%	50,000	1,251,000
		33,443,268
Industrials - 0.4%
Seaspan Corp. - Series H, 7.88% (a)	46,500	1,181,333

Real Estate - 8.4%
Ashford Hospitality Trust, Inc. - Series G, 7.38% (c)	236,514	5,747,290
Bluerock Residential Growth REIT, Inc. - Series A, 8.25% (c)	200,120	5,143,084
Hersha Hospitality Trust - Series D, 6.50% (c)	140,555	3,300,231
iStar, Inc. - Series G, 7.65%	60,046	1,502,351
Landmark Infrastructure Partners LP - Series B, 7.90% (c)	76,800	1,862,400
STAG Industrial, Inc. - Series C, 6.88% (c)	10,700	280,447
Summit Hotel Properties, Inc. - Series D, 6.45%	15,785	394,625
UMH Properties, Inc. - Series B, 8.00% (c)	33,751	892,377
VEREIT, Inc. - Series F, 6.70% (c)	101,651	2,571,770
		21,694,575
TOTAL PREFERRED STOCKS (Cost $70,571,666)		74,913,917

The accompanying notes are an integral part of these financial statements.

12

Orinda Income Opportunities Fund Schedule Of Investments (Continued) august 31, 2018

CONVERTIBLE PREFERRED STOCKS - 5.5%	Number of Shares	Value
Real Estate - 5.5%
CorEnergy Infrastructure Trust, Inc. - Series A, 7.38%	212,948	$5,364,160
Wheeler Real Estate Investment Trust, Inc. - Series B, 9.00% (c)	160,906	3,033,078
Wheeler Real Estate Investment Trust, Inc. - Series D, 8.75% (c)	277,607	6,049,057
		14,446,295
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $15,255,753)		14,446,295

CONVERTIBLE BONDS - 1.4%	PRINCIPAL AMOUNT
Financials - 1.4%
Western Asset Mortgage Capital Corp., 6.750%, 10/01/2022 (c)	$3,500,000	3,625,657
TOTAL CONVERTIBLE BONDS (Cost $3,500,000)		3,625,657

CORPORATE BONDS - 0.7%
Financials - 0.4%
Uniti Group LP / Uniti Fiber Holdings Inc. / CSL Capital LLC, 7.13%, 12/15/2024 (d)	1,000,000	908,440

Real Estate - 0.3%
CBL & Associates Properties, Inc., 5.25%, 12/01/2023	1,000,000	847,600
TOTAL CORPORATE BONDS (Cost $1,844,563)		1,756,040

EXCHANGE TRADED FUNDS - 1.1%
Direxion Daily 20+ Year Treasury Bear 3x Shares	149,369	2,869,378
TOTAL EXCHANGE TRADED FUNDS (Cost $2,934,668)		2,869,378

MUTUAL FUNDS - 0.8%
Brookfield Real Assets Income Fund, Inc.	4,800	112,128
Nuveen Preferred Income Opportunities Fund	97,167	912,398
Oaktree Specialty Lending Corp.	190,927	969,909
TOTAL MUTUAL FUNDS (Cost $1,952,618)		1,994,435

The accompanying notes are an integral part of these financial statements.

13

Orinda Income Opportunities Fund Schedule Of Investments (Continued) august 31, 2018

SHORT-TERM INVESTMENTS - 3.5%	Number of Shares	Value
STIT-Treasury Obligations Portfolio, 1.85% (e)	8,990,230	$8,990,230
TOTAL SHORT-TERM INVESTMENTS (Cost $8,990,230)		8,990,230

TOTAL INVESTMENTS (Cost $279,013,351) - 111.5%		289,330,619
LIABILITIES IN EXCESS OF OTHER ASSETS - (11.5%)		(29,867,020)
TOTAL NET ASSETS — 100.0%		$259,463,599

Percentages are stated as a percent of net assets.

(a)	U.S. traded security of a foreign issuer or corporation.

(b)	Variable rate security. The rate shown represents the rate at August 31, 2018.

(c)	All or a portion of the security has been segregated for open short positions.

(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of August 31, 2018 the total market value of Rule 144A securities was $908,440 and represents 0.4% of net assets.

(e)	Seven-day yield as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.

14

Orinda Income Opportunities Fund Schedule Of Securities Sold Short august 31, 2018

EXCHANGE TRADED FUNDS - (5.8%)	NUMBER OF SHARES	VALUE
Real Estate - (4.9%)
Invesco KBW Premium Yield Equity REIT ETF	(29,260)	$(1,047,801)
Vanguard REIT ETF	(140,722)	(11,827,684)
		(12,875,485)
Finance and Insurance - (0.9%)
iShares Mortgage Real Estate ETF	(50,000)	(2,257,000)
TOTAL EXCHANGE TRADED FUNDS (Proceeds $14,790,431)		(15,132,485)

REITS - (1.2%)
Real Estate - (1.2%)
CBL & Associates Properties, Inc.	(206,553)	(921,226)
Clipper Realty, Inc.	(35,006)	(427,073)
Seritage Growth Properties	(32,823)	(1,689,728)
		(3,038,027)
TOTAL REITS (Proceeds $2,810,615)		(3,038,027)

TOTAL SECURITIES SOLD SHORT (Proceeds $17,601,046) - (7.0%)		$(18,170,512)

The accompanying notes are an integral part of these financial statements.

15

Orinda Income Opportunities Fund Schedule Of Options Written august 31, 2018

CALL OPTIONS - (0.0%)	COUNTER- PARTY	CONTRACTS	NOTIONAL COST	VALUE
ESSEX PROPERTY TRUST, INC.
Expiration: September 2018, Exercise Price: $240.00	N/A	(50)	$(1,231,400)	$(35,150)
TOTAL CALL OPTIONS				(35,150)

TOTAL OPTIONS WRITTEN (Premiums received $26,348) - (0.0%)				$(35,150)

The accompanying notes are an integral part of these financial statements.

16

Orinda Income Opportunities Fund Statement Of Assets And Liabilities august 31, 2018

ASSETS
Investments in securities, at value (cost $270,023,121)	$280,340,389
Short-term investments, at value (cost $8,990,230)	8,990,230
Receivables for:
Deposit at brokers	23,773,820
Dividends and interest	1,034,734
Capital shares sold	750,236
Investments sold	130,147
Return of capital	31,875
Prepaid expenses and other assets	37,773
Total assets	315,089,204

LIABILITIES
Securities sold short, at fair value (proceeds $17,601,046)	18,170,512
Options written, at value (premiums received $26,348)	35,150
Payables for:
Loans payable	36,669,568
Advisory fees	218,285
Capital shares redeemed	191,323
Distribution and service fees	158,679
Investments purchased	59,184
Administration and accounting fees	28,882
Transfer agent fees	12,271
Custodian fees	7,350
Other accrued expenses and liabilities	74,401
Total liabilities	55,625,605
Net assets	$259,463,599

NET ASSETS CONSIST OF:
Par value	$11,546
Paid-in capital	271,381,269
Undistributed/accumulated net investment income/(loss)	(68,353)
Accumulated net realized gain/(loss) from investments	(21,599,862)
Net unrealized appreciation/(depreciation) on:
Investments	10,317,267
Securities sold short	(569,466)
Written options	(8,802)
Net assets	$259,463,599

The accompanying notes are an integral part of these financial statements.

17

Orinda Income Opportunities Fund Statement Of Assets And Liabilities (Continued) august 31, 2018

CLASS I SHARES:
Net assets	$193,183,727
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	8,585,376
Net asset value and redemption price per share	$22.50

CLASS A SHARES:
Net assets	$45,782,558
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	2,038,407
Net asset value and redemption price per share	$22.46
Maximum offering price per share (net asset value divided by 95.00%)	$23.64

CLASS D SHARES:
Net assets	$20,497,314
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	922,088
Net asset value and redemption price per share	$22.23

The accompanying notes are an integral part of these financial statements.

18

Orinda Income Opportunities Fund Statement Of Operations For the year Ended august 31, 2018

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $9,916)	$15,292,963
Interest income	682,385
Total investment income	15,975,348

EXPENSES
Advisory fees (Note 2)	2,809,810
Interest expense	1,374,465
Dividend expense on securities sold-short	308,176
Shareholder service fees - Class I Shares	188,438
Shareholder service fees - Class A Shares	107,523
Shareholder services fee - Class D Shares	20,861
Distribution fees - Class D Shares	208,610
Distribution fees - Class A Shares	179,205
Administration and accounting fees (Note 2)	131,985
Printing and shareholder reporting fees	106,805
Registration and filing fees	73,970
Custodian fees (Note 2)	70,493
Transfer agent fees (Note 2)	69,376
Legal fees	24,493
Audit and tax service fees	24,333
Officer's fees	10,448
Director's fees	3,655
Other expenses	5,484
Total expenses	5,718,130
Net investment income/(loss)	$10,257,218

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	$238,930
Foreign currency	13
Securities sold short	(305,849)
Written options	433,286
Net change in unrealized appreciation/(depreciation) on:
Investments	(6,210,189)
Securities sold short	(595,668)
Written options	(26,264)
Net realized and unrealized gain/(loss) from investments	(6,465,741)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,791,477

The accompanying notes are an integral part of these financial statements.

19

Orinda Income Opportunities Fund Statements Of Changes In Net Assets

	year ended August 31, 2018	Six Months Ended August 31, 2017[1]	Year Ended February 28, 2017
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$10,257,218	$8,222,962	$11,718,936
Net realized gain/(loss) from investments	366,380	22,483	1,682,886
Net change in unrealized appreciation/(depreciation) on investments	(6,832,121)	(276,109)	28,284,505
Net increase/(decrease) in net assets resulting from operations	3,791,477	7,969,336	41,686,327

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Class I Shares	(9,743,270)	(4,918,367)	(7,030,088)
Class A Shares	(3,521,733)	(2,691,376)	(3,854,794)
Class D Shares	(901,477)	(570,380)	(896,541)
Return of Capital
Class I Shares	(3,841,630)	(1,724,314)	(3,874,004)
Class A Shares	(1,512,445)	(979,164)	(2,243,473)
Class D Shares	(429,227)	(216,399)	(601,099)
Net decrease in net assets from dividends and distributions to shareholders	(19,949,782)	(11,100,000)	(18,499,999)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	87,993,743	25,888,542	73,403,073
Reinvestment of distributions	11,829,623	5,748,698	9,427,050
Shares redeemed	(91,103,369)	(16,854,591)	(36,841,939)
Total from Class I Shares	8,719,997	14,782,649	45,988,184

Class A Shares
Proceeds from shares sold	38,525,832	28,088,135	66,186,938
Reinvestment of distributions	4,713,495	3,469,660	5,759,197
Shares redeemed	(103,727,248)	(19,230,071)	(45,028,436)
Total from Class A Shares	(60,487,921)	12,327,724	26,917,699

Class D Shares
Proceeds from shares sold	2,988,921	1,194,705	3,202,125
Reinvestment of distributions	1,049,718	632,721	1,214,008
Shares redeemed	(4,832,896)	(3,215,608)	(4,095,955)
Total from Class D Shares	(794,257)	(1,388,182)	320,178
Net increase/(decrease) in net assets from capital share transactions	(52,562,181)	25,722,191	73,226,061
Total increase/(decrease) in net assets	(68,720,486)	22,591,527	96,412,389

NET ASSETS:
Beginning of period	328,184,085	305,592,558	209,180,169
End of period	$259,463,599	$328,184,085	$305,592,558
Undistributed/accumulated net investment income/(loss), end of period	$(68,353)	$(28,234)	$—

[1]	The Fund changed its fiscal year end to August 31.

The accompanying notes are an integral part of these financial statements.

20

Orinda Income Opportunities Fund Statements Of Changes In Net Assets (Continued)

	year ended August 31, 2018	Six Months Ended August 31, 2017[1]	Year Ended February 28, 2017
SHARES TRANSACTIONS:
Class I Shares
Shares sold	3,923,521	1,103,910	3,146,019
Dividends and distributions reinvested	531,446	246,931	412,892
Shares redeemed	(4,124,638)	(720,196)	(1,617,828)
Net increase/(decrease)	330,329	630,645	1,941,083

Class A Shares
Shares sold	1,709,837	1,203,199	2,870,331
Dividends and distributions reinvested	209,201	149,547	252,826
Shares redeemed	(4,704,402)	(823,696)	(1,943,378)
Net increase/(decrease)	(2,785,364)	529,050	1,179,779

Class D Shares
Shares sold	135,346	51,429	137,483
Dividends and distributions reinvested	47,747	27,400	53,651
Shares redeemed	(221,741)	(138,260)	(178,258)
Net increase/(decrease)	(38,648)	(59,431)	12,876

Net increase/(decrease) in shares outstanding	(2,493,683)	1,100,264	3,133,738

[1]	The Fund changed its fiscal year end to August 31.

The accompanying notes are an integral part of these financial statements.

21

Orinda Income Opportunities Fund Statement Of Cash Flows

	year ended August 31, 2018	Six Months Ended August 31, 2017[1]	Year Ended February 28, 2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets resulting from operations	$3,791,477	$7,969,336	$41,686,327
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used in operating activities:
Purchases of investments	(321,370,461)	(176,970,133)	(460,896,484)
Purchases to cover securities sold short	(650,366,400)	(396,366,088)	(712,621,042)
Written options closed or exercised	(18,408)	145,057	(126,541)
Proceeds from sales of long-term investments	383,122,964	166,998,533	345,693,593
Proceeds from securities sold short	631,793,102	401,469,096	715,718,570
Premiums received on written options	510,947	—	445,827
Purchases of short-term investments, net	11,032,876	(12,152,954)	(4,529,586)
Return of capital and capital gain distributions received from underlying investments	11,438,744	296,072	1,865,810
Amortization and accretion of premium and discount	(67,288)	(17,909)	(111,764)
Net realized gain/(loss) on investments	(238,930)	(1,020,744)	3,070,328
Net realized gain/(loss) on short transactions	305,849	1,113,507	2,052,465
Net realized gain/(loss) on written options	(433,286)	(118,156)	(319,286)
Net realized gain/(loss) on foreign currency translation	(13)	2,058	—
Change in unrealized appreciation/(depreciation) on investments	6,210,189	1,214,933	(28,623,187)
Change in unrealized appreciation/(depreciation) on short transactions	595,668	(921,362)	338,518
Change in unrealized appreciation/(depreciation) on written options	26,264	(17,462)	164
Increases (decreases) in operating assets:
Increase/(decrease) in dividends and interest receivable	504,171	(143,410)	(422,605)
Increase/(decrease) in deposits at broker for short sales	17,830,752	(3,988,577)	(9,923,208)
Increase/(decrease) in receivable for investment securities sold	1,873,215	(491,417)	1,013,887
Increase/(decrease) in prepaid expenses and other assets	10,727	(42,580)	3,717
Increases (decreases) in operating liabilities:
Increase/(decrease) in payable for investment securities purchased	(4,588,439)	(7,885,590)	2,819,372
Increase/(decrease) in dividends payable on short positions	—	—	(1,500)
Increase/(decrease) in payable to advisor	(59,698)	46,346	82,924
Increase/(decrease) in payable for distribution and service fees	(132,392)	141,969	72,798
Increase/(decrease) in other accrued expenses	65,896	(101,521)	60,071
Net cash used in operating activities	91,837,526	(20,840,996)	(102,650,832)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	129,515,596	55,515,634	160,716,798
Payment on shares redeemed	(200,118,485)	(39,024,147)	(85,937,492)
Cash distributions paid to shareholders	(2,356,946)	(1,248,921)	(2,099,744)
Increase/(decrease) in loan payable	(18,877,691)	5,316,131	30,241,508
Net cash provided by financing activities	(91,837,526)	20,558,697	102,921,070
Net change in cash	—	(282,299)	270,238

CASH:
Beginning balance	—	282,299	12,061
Ending balance	$—	$—	$282,299

[1]	The Fund changed its fiscal year to August 31.

The accompanying notes are an integral part of these financial statements.

22

Orinda Income Opportunities Fund Statement Of Cash Flows (continued)

	year ended August 31, 2018	Six Months Ended August 31, 2017[1]	Year Ended February 28, 2017
SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	$1,374,465	$695,913	$913,288
Non-cash financing activities - distributions reinvested	17,592,836	9,851,079	16,400,255
Non-cash financing activities - increase/(decrease) in receivable for Fund shares sold	(7,100)	344,252	—
Non-cash financing activities - increase/(decrease) in payable for Fund shares redeemed	(454,972)	276,123	—

[1]	The Fund changed its fiscal year to August 31.

The accompanying notes are an integral part of these financial statements.

23

Orinda Income Opportunities Fund Financial Highlights

For a capital share outstanding throughout the period

	CLASS I SHARES
	Year Ended August 31, 2018	Six Months Ended August 31, 2017 [2,3]	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2015	June 28, 2013 through February 28, 2014 [4]
Net asset value – Beginning of period	$23.42	$23.66	$21.36	$25.29	$25.60	$25.00
Income from Investment Operations:
Net investment income/(loss)[1]	0.86	0.63	1.10	0.99	1.15	0.59
Net realized and unrealized gain/(loss) on investments	(0.17)	(0.02)	2.90	(3.36)	0.12	0.50
Total from investment operations	0.69	0.61	4.00	(2.37)	1.27	1.09
Less Distributions:
Dividends from net investment income	(1.15)	(0.63)	(1.10)	(1.02)	(1.39)	(0.45)
Distributions from net realized gains	—	—	—	—	(0.01)	(0.04)
Return of capital	(0.46)	(0.22)	(0.60)	(0.54)	(0.18)	—
Total distributions	(1.61)	(0.85)	(1.70)	(1.56)	(1.58)	(0.49)
Net asset value – End of period	$22.50	$23.42	$23.66	$21.36	$25.29	$25.60
Total return	3.24%	2.62%[5]	19.29%	(9.81)%	5.08%	4.44%[5]

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$193,184	$193,361	$180,360	$121,400	$151,017	$72,370
Ratio of operating expenses to average net assets:
Before Recoupments/Reimbursements	1.92%	1.82%[6]	2.01%	1.85%	1.64%	1.96%[6]
After Recoupments/Reimbursements	1.92%	1.82%[6]	2.01%	1.84%	1.70%	1.62%[6]
Ratio of interest expense and dividends on short positions to average net assets	0.63%	0.55%[6]	0.68%	0.49%	0.27%	0.02%[6]
Ratio of net investment income/(loss) to average net assets:
Before Recoupments/Reimbursements	3.83%	5.33%[6]	4.68%	4.21%	4.71%	6.75%[6]
After Recoupments/Reimbursements	3.83%	5.33%[6]	4.68%	4.22%	4.65%	7.09%[6]
Portfolio turnover rate	102%	46%[5]	121%	127%	185%	119%[5]

[1]	Calculated based on average shares outstanding during the period.

[2]

Effective as of the close of business on April 28, 2017, the Fund acquired all the assets and liabilities of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.

[3]	The Fund changed its fiscal year end to August 31.

[4]	Commencement of operations for Class I shares was June 28, 2013.

[5]	Not Annualized.

[6]	Annualized.

The accompanying notes are an integral part of these financial statements.

24

Orinda Income Opportunities Fund Financial Highlights (Continued)

For a capital share outstanding throughout the period

	CLASS A SHARES
	Year Ended August 31, 2018	Six Months Ended August 31, 2017 [2,3]	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2015	June 28, 2013 through February 28, 2014 [4]
Net asset value – Beginning of period	$23.33	$23.58	$21.31	$25.25	$25.57	$25.00
Income from Investment Operations:
Net investment income/(loss)[1]	0.77	0.59	1.03	0.93	0.97	0.65
Net realized and unrealized gain/(loss) on investments	(0.14)	(0.02)	2.88	(3.37)	0.22	0.39
Total from investment operations	0.63	0.57	3.91	(2.44)	1.19	1.04
Less Distributions:
Dividends from net investment income	(1.04)	(0.60)	(1.04)	(0.96)	(1.32)	(0.43)
Distributions from net realized gains	—	—	—	—	(0.01)	(0.04)
Return of capital	(0.46)	(0.22)	(0.60)	(0.54)	(0.18)	—
Total distributions	(1.50)	(0.82)	(1.64)	(1.50)	(1.51)	(0.47)
Net asset value – End of period	$22.46	$23.33	$23.58	$21.31	$25.25	$25.57
Total return	2.94%	2.49%[5]	18.90%	(10.09)%	4.79%	4.22%[5]

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$45,783	$112,549	$101,270	$66,375	$74,834	$14,421
Ratio of operating expenses to average net assets:
Before Recoupments/Reimbursements	2.07%	2.12%[6]	2.29%	2.15%	1.96%	2.55%[6]
After Recoupments/Reimbursements	2.07%	2.12%[6]	2.29%	2.15%	2.00%	1.92%[6]
Ratio of interest expense and dividends on short positions to average net assets	0.51%	0.55%[6]	0.66%	0.48%	0.28%	0.02%[6]
Ratio of net investment income/(loss) to average net assets:
Before Recoupments/Reimbursements	3.37%	5.03%[6]	4.34%	3.97%	4.53%	5.45%[6]
After Recoupments/Reimbursements	3.37%	5.03%[6]	4.34%	3.97%	4.49%	6.08%[6]
Portfolio turnover rate	102%	46%[5]	121%	127%	185%	119%[5]

[1]	Calculated based on average shares outstanding during the period.

[2]

Effective as of the close of business on April 28, 2017, the Fund acquired all the assets and liabilities of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.

[3]	The Fund changed its fiscal year end to August 31.

[4]	Commencement of operations for Class A shares was June 28, 2013.

[5]	Not Annualized.

[6]	Annualized.

The accompanying notes are an integral part of these financial statements.

25

Orinda Income Opportunities Fund Financial Highlights (Continued)

For a capital share outstanding throughout the period

	CLASS D SHARES
	Year Ended August 31, 2018	Six Months Ended August 31, 2017 [2,3]	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2015	September 27, 2013 through February 28, 2014 [4]
Net asset value – Beginning of period	$23.18	$23.49	$21.25	$25.17	$25.51	$25.01
Income from Investment Operations:
Net investment income/(loss)[1]	0.63	0.51	0.87	0.82	0.92	0.53
Net realized and unrealized gain/(loss) on investments	(0.16)	(0.02)	2.88	(3.37)	0.07	0.44
Total from investment operations	0.47	0.49	3.75	(2.55)	0.99	0.97
Less Distributions:
Dividends from net investment income	(0.96)	(0.58)	(0.90)	(0.83)	(1.14)	(0.43)
Distributions from net realized gains	—	—	—	—	(0.01)	(0.04)
Return of capital	(0.46)	(0.22)	(0.61)	(0.54)	(0.18)	—
Total distributions	(1.42)	(0.80)	(1.51)	(1.37)	(1.33)	(0.47)
Net asset value – End of period	$22.23	$23.18	$23.49	$21.25	$25.17	$25.51
Total return	2.23%	2.13%[5]	18.10%	(10.56)%	3.97%	3.95%[5]

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$20,497	$22,274	$23,963	$21,405	$23,336	$12,450
Ratio of operating expenses to average net assets:
Before Recoupments/Reimbursements	2.93%	2.79%[6]	2.98%	2.81%	2.70%	2.77%[6]
After Recoupments/Reimbursements	2.93%	2.79%[6]	2.98%	2.67%	2.76%	2.67%[6]
Ratio of interest expense and dividends on short positions to average net assets	0.64%	0.55%[6]	0.67%	0.49%	0.27%	0.02%[6]
Ratio of net investment income/(loss) to average net assets:
Before Recoupments/Reimbursements	2.90%	4.36%[6]	3.76%	3.32%	3.75%	7.62%[6]
After Recoupments/Reimbursements	2.90%	4.36%[6]	3.76%	3.46%	3.69%	7.72%[6]
Portfolio turnover rate	102%	46%[5]	121%	127%	185%	119%[5]

[1]	Calculated based on average shares outstanding during the period.

[2]

Effective as of the close of business on April 28, 2017, the Fund acquired all the assets and liabilities of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.

[3]	The Fund changed its fiscal year end to August 31.

[4]	Commencement of operations for Class D shares was September 27, 2013.

[5]	Not Annualized.

[6]	Annualized.

The accompanying notes are an integral part of these financial statements.

26

Orinda Income Opportunities Fund Notes To Financial Statements august 31, 2018

1. ORGANIZATION AND SIGNIFICANT ACCOUNTing POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty active investment portfolios, including the Orinda Income Opportunities Fund (the “Fund”), which became a series of RBB as of the close of business on April 28, 2017. The Fund is authorized to offer three classes of shares, Class I Shares, Class A Shares and Class D Shares. Class A Shares are sold subject to a front-end maximum sales charge of 5.00%. Front-end sales charges may be reduced or waived under certain circumstances. Class I Shares, Class A Shares and Class D Shares commenced investment operations on June 28, 2013, June 28, 2013 and September 27, 2013, respectively.

Prior to April 28, 2017, the Fund was a non-diversified series (the “Predecessor Fund”) of Advisors Series Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on October 3, 1996, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund on April 28, 2017 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to April 28, 2017 included herein is that of the Predecessor Fund.

RBB has authorized capital of one hundred billion shares of common stock of which 87.023 billion shares are currently classified into one hundred and eighty-one classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective is to maximize current income with potential for modest growth of capital.

The Fund is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies.”

The end of the reporting period for the Fund is August 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2018 (the “current fiscal period”).

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as disclosed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to

27

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) august 31, 2018 the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 —	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Assets
Common Stocks
Energy	$483,698	$483,698	$—	$—
Real Estate	2,767,559	2,767,559	—	—
Total Common Stocks	3,251,257	3,251,257	—	—
REITs
Financials	56,228,849	53,300,400	2,928,449	—
Real Estate	121,254,561	119,029,903	2,224,658	—
Total REITs	177,483,410	172,330,303	5,153,107	—
Preferred Stocks
Energy	18,594,741	18,594,741	—	—
Financials	33,443,268	30,182,021	3,261,247	—
Industrials	1,181,333	1,181,333	—	—
Real Estate	21,694,575	21,694,575	—	—
Total Preferred Stocks	74,913,917	71,652,670	3,261,247	—
Convertible Preferred Stocks
Real Estate	14,446,295	14,446,295	—	—
Total Convertible Preferred Stocks	14,446,295	14,446,295	—	—
Convertible Bonds
Financials	3,625,657	—	3,625,657	—
Total Convertible Bonds	3,625,657	—	3,625,657	—
Corporate Bonds
Financials	908,440	—	908,440	—
Real Estate	847,600	—	847,600	—
Total Corporate Bonds	1,756,040	—	1,756,040	—
Exchanged Traded Funds	2,869,378	2,869,378	—	—
Mutual Funds	1,994,435	1,994,435	—	—
Short-Term Investments	8,990,230	8,990,230	—	—
Total Investments in Securities	$289,330,619	$275,534,568	$13,796,051	$—
Total Assets	$289,330,619	$275,534,568	$13,796,051	$—

28

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) august 31, 2018

FAIR VALUE MEASUREMENTS (continued)

	Total	Level 1	Level 2	Level 3
Liabilities
Securities Sold Short	$18,170,512	$18,170,512	$—	$—
Written Options	35,150	35,150	—	—
Total Liabilities	$18,205,662	$18,205,662	$—	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

Foreign securities that utilize international fair pricing are categorized as Level 2 in the hierarchy.

Transfers between levels are recognized at the end of the reporting period. The Fund transferred $747,317 from level 2 to level 1 at August 31, 2018 because these securities were now being priced at the official market close. The Fund transferred $3,839,381 from level 1 to level 2 at August 31, 2018 because the securities were priced at the mean of the last bid and ask prices prior to the market close.

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Fund may use are options, futures, swaps, and forward foreign currency contracts, among others. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

The Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for

29

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) august 31, 2018 hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

The following table lists the fair values of the Fund’s derivative holdings as of the end of the reporting period, grouped by contract type and risk exposure category.

Derivative Type	Statement of Assets and Liabilities Location	Equity Contracts
Asset Derivatives
Written Options	N/A	$—
Total Value- Assets		$—

Derivative Type	Statement of Assets and Liabilities Location	Equity Contracts
Liability Derivatives
Written Options	Options written, at value	$(35,150)
Total Value- Liabilities		$(35,150)

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

Derivative Type	Statement of Operations Location	Equity Contracts
Realized Gain/(Loss)
Purchased Options	Net realized gain/(loss) from investments	$(1,695,369)
Written Options	Net realized gain/(loss) from written options	$433,286
Total Realized Gain/(Loss)		$(1,262,083)

30

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) august 31, 2018

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

Derivative Type	Statement of Operations Location	Equity Contracts
Change in Unrealized Appreciation/(Depreciation)
Purchased Options	Net change in unrealized appreciation/(depreciation) on investments	$—
Written Options	Net change in unrealized appreciation/(depreciation) on written options	(26,264)
Total Change in Unrealized Appreciation/(Depreciation)		$(26,264)

Average Balance Information

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

Purchased Options (Cost)	Written Options (Proceeds)
$137,634	$(40,460)

OPTIONS — The Fund may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Adviser and consistent with each Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS — The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund uses futures contracts and options on such futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an

31

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) august 31, 2018 initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.

LEVERAGE AND SHORT SALES — The Fund may use leverage in connection with its investment activities and may effect short sales of securities. Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

MUTUAL FUND AND ETF TRADING RISK — The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as ETFs. ETFs are investment companies that are bought and sold on a national securities exchange. Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios. Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds. Also, both mutual funds and ETFs have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of the costs.

REITS — The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s

32

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) august 31, 2018 investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund distributes substantially all of its net investment income, if any, quarterly, and net realized capital gains, if any, annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

MARKET RISK — The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or the value of the individual securities held by the Fund, and you could lose money.

MASTER LIMITED PARTNERSHIP RISK — Investments in securities (units) of MLPs involve risks that differ from an investment in common stock. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additionally, holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

FOREIGN AND EMERGING MARKET SECURITIES RISK — Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets.

CURRENCY RISK — Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

SMALL AND MEDIUM COMPANIES RISK — Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

DERIVATIVES RISK — The Fund’s use of derivatives (which may include options, futures and swaps, among others) may reduce the Fund’s returns and/or increase volatility. Derivatives involve the risk of improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security.

33

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) august 31, 2018

Derivatives are also subject to market risk, interest rate risk, credit risk, counterparty risk and liquidity risk. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

OPTIONS RISK — Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities.

INTEREST RATE RISK — Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

FIXED INCOME SECURITIES RISK — Fixed income securities are subject to interest rate risk and credit risk. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

REAL ESTATE AND REIT CONCENTRATION RISK — The Fund is vulnerable to the risks of the real estate industry, such as the risk that a decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties, or poor management. The value and performance of REITs depends on how well the underlying properties owned by the REIT are managed. In addition, the value of an individual REIT’s securities can decline if the REIT fails to continue qualifying for special tax treatment.

CONVERTIBLE BOND RISK — Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk. Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

PREFERRED STOCK RISK — Preferred stocks may be more volatile than fixed income securities and are more correlated with the issuer’s underlying common stock than fixed income securities. Additionally, the dividend on a preferred stock may be changed or omitted by the issuer.

INITIAL PUBLIC OFFERING RISK — The Fund may purchase securities of companies that are offered pursuant to an IPO. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

PORTFOLIO TURNOVER RISK — A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

REDEMPTION FEES — The Fund does not charge redemption fees to shareholders.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

34

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) august 31, 2018

2. INVESTMENT ADVISer AND OTHER services

Orinda Asset Management, LLC (the “Adviser”) serves as the investment adviser to the Fund. The Adviser furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that the total annual Fund operating expenses (excluding certain items discussed below) exceed the rate (“Expense Cap”) shown in the following table of the average daily net assets for each class of shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Cap as applicable: acquired fund fees and expenses, brokerage commissions, dividends on securities sold short, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2019 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2019.

Advisory	Expense Caps
Fee	Class I	Class A	Class D
1.00%	1.40%	1.70%	2.40%

During the current fiscal period, investment advisory fees accrued were as follows:

Advisory Fees
$2,809,810

If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes) for a year are less than the relevant share class’s Expense Cap, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed the relevant share class’s Expense cap that was in effect at the time of the waiver or reimbursement. As of August 31, 2018, the Adviser had no fees left to recoup. During the period ended August 31, 2017 and February 28, 2017, the Adviser reimbursed the Fund for shareholder servicing fees in the amount of $8,402 and $35,183, respectively that was a result of the Fund not fully utilizing the fees that had been earned in fiscal year 2017. This amount will not be subject to recoup in the future.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

The Board has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares and up to 1.00% for the Fund’s Class D shares. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation

35

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) august 31, 2018 to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.

3. SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Adviser will provide, or arrange for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, the Fund may pay servicing fees at an annual rate of 0.15% of the average daily net assets of the Class A shares and 0.10% of the average daily net assets of the Class D and Class I shares. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. During the current fiscal period, the Fund incurred shareholder servicing fees as follows:

Shareholder servicing fees
Class I	$188,438
Class A	107,523
Class D	20,861

4. Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary, and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director’s and Officer’s compensation amounts, please refer to the Statement of Operations.

5. purchases and sales of investment securities

During the current fiscal period, aggregate purchases and sales of investment securities, (excluding short-term investments) of the Fund were as follows:

Purchases	Sales
$318,112,138	$382,631,686

There were no purchases or sales of long-term U.S. Government securities, during the current fiscal period.

6. LEVERAGE & LINE OF CREDIT

The Fund may purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Fund may borrow amounts up to one-third of the value of its assets after giving effect to such borrowing. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

36

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) august 31, 2018

The Fund may also utilize the line of credit for short term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Fund maintains a separate line of credit with BNP Paribas (acting through its New York Branch). The Fund is charged interest of 1.20% above the one-month London Interbank Offered Rate (“LIBOR”) for borrowings under this agreement. The Fund can borrow up to a maximum of 50% of the market value of assets pledged as collateral. However, depending on the liquidity of the collateral, issuer concentration, debt ratings of fixed income investments, and the share price of equity holdings, the amount eligible to be borrowed can also be less than 50% of the market value of the assets pledged as collateral.

The Fund has pledged a portion of its investment securities as the collateral for their line of credit. As of the end of the reporting period, the value of the investment securities pledged as collateral was $187,495,197. The Fund had an outstanding average daily balance and a weighted average interest rate of $45.8 million and 2.95%, respectively. The maximum amount outstanding for the Fund during the reporting period was $79,195,619.

7. Federal income tax information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2018, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

Federal tax cost	Unrealized appreciation	Unrealized Depreciation	Net unrealized Appreciation (depreciation)
$263,758,368	$15,154,017	$(7,787,429)	$7,366,588

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2018, were reclassified to the following accounts:

Undistributed Net Investment Income/(Loss)	accumulated net realized gain/(loss)	paid-in capital
$3,869,143	$(441,589)	$(3,427,554)

As of August 31, 2018, the components of distributable earnings on a tax basis were as follows:

undistributed ordinary income	undistributed long-term capital gains	net UNrealized appreciation/ (depreciation)	capital loss carryforwards	Other Differences	Total
$—	$—	$7,366,588	$(19,262,005)	$(33,799)	$(11,929,216)

37

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) august 31, 2018

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal period ended August 31, 2018, the six months ended August 31, 2017 and year ended February 28, 2017 were as follows:

	ordinary income	Long-term capital gains	return of capital
Year Ended August 31, 2018	$14,166,480	$—	$5,783,302
Six Months Ended August 31, 2017	8,180,121	—	2,919,879
Year Ended February 28, 2017	11,781,423	—	6,718,576

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

8. OTHER TAX INFORMATION (UNAUDITED)

For the fiscal period ended August 31, 2018, 50.48% of dividends paid from net investment income qualify for the dividends received deduction available to corporate shareholders of the Fund. For shareholders of the Fund, 56.23% of the dividend income distributed for the period ended August 31, 2018 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

38

Orinda Income Opportunities Fund REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
The RBB Fund, Inc.
and the Shareholders of the Orinda Income Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Orinda Income Opportunities Fund (the “Fund”), a series of The RBB Fund, Inc., including the schedule of investments, as of August 31, 2018, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for the year then ended, for the six month period ended August 31, 2017, and for the year ended February 28, 2017, financial highlights for the year then ended, for the six month period ended August 31, 2017, and for each of the three years in the period ended February 28, 2017 and for the period June 28, 2013 (commencement of operations) to February 28, 2014, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations, cash flows, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 26, 2018

39

Orinda Income Opportunities Fund Notice To Shareholders august 31, 2018 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-467-4632 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2017

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-467-4632. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-467-4632.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-467-4632 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between the Adviser and the Company (the “Investment Advisory Agreement”) on behalf of the Fund, at a meeting of the Board held on May 9-10, 2018 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and the Adviser with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of the Adviser’s services provided to the Fund; (ii) descriptions of the experience and qualifications of the Adviser’s personnel providing those services; (iii) the Adviser’s investment philosophies and processes; (iv) the Adviser’s assets under management and client descriptions; (v) the Adviser’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Adviser’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) the Adviser’s compliance procedures; (viii) the Adviser’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Adviser; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

40

Orinda Income Opportunities Fund Notice To Shareholders (CONTINUED) august 31, 2018 (Unaudited)

As part of their review, the Directors considered the nature, extent and quality of the services provided by the Adviser. The Directors concluded that the Adviser had substantial resources to provide services to the Fund and that the Adviser’s services had been acceptable.

The Directors also considered the investment performance of the Fund and the Adviser. The Directors noted that the Fund had underperformed the Fund’s primary benchmark for the year-to-date and one-year periods ended March 31, 2018. The Directors also considered the Fund’s 2nd quintile ranking within its Lipper Performance Group and Lipper Performance Universe for the three-year, four-year and since-inception periods ended December 31, 2017.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) was compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the contractual advisory fees of the Fund were above the peer group median, and the actual advisory fees of the Fund were at the same level as the peer group median. In addition, the Directors noted that the Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2018 to the extent that total annual Fund operating expenses exceed 1.40%, 1.70% and 2.40% for Class I, Class A and Class D shares of the Fund, respectively.

After reviewing the information regarding the Fund’s costs, profitability and economies of scale, and after considering the Adviser’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2019.

41

Orinda Income Opportunities Fund management (Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844)-261-6488.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	30	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	30	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003-2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	30	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Director	2006 to present	Since 1997, Consultant, financial services organizations.	30	Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 70	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	30	Independent Trustee of EIP Investment Trust (registered investment company).

42

Orinda Income Opportunities Fund management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	30	WisdomTree Investments, Inc. (asset management company); Fidelity National Information Services, Inc. (financial services technology company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	30	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	30	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 55	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A

43

Orinda Income Opportunities Fund management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 65	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 47	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

44

Orinda Income Opportunities Fund management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 39	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 30 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment services industry.

45

Orinda Income Opportunities Fund privacy notice (Unaudited)

FACTS	WHAT DOES THE ORINDA INCOME OPPORTUNITIES Fund DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Orinda Income Opportunities Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Orinda Income Opportunities Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (855)-467-4632 or go to www.orindafunds.com

46

Orinda Income Opportunities Fund privacy notice (continued) (Unaudited)

What we do
How does the Orinda Income Opportunities Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Orinda Income Opportunities Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Orinda Investment Partners, LLC (“OIP”) and Orinda Asset Management, LLC (“OAM”).

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Orinda Income Opportunities Fund doesn’t share with nonaffiliates so they can market to you. The Fund may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Orinda Income Opportunities Fund does not jointly market.

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Investment Adviser

Orinda Asset Management LLC

3390 Mt. Diablo Boulevard, Suite 250

Lafayette, CA 94549

Distributor

Quasar Distributors, LLC

777 East Wisconsin Avenue, 6th Floor

Milwaukee, WI 53202

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103-6996

OR-AR18

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Schneider Small Cap Value Fund

of The RBB Fund, Inc.

Annual Report August 31, 2018

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

SCHNEIDER SMALL CAP VALUE FUND

Annual Investment Adviser’s Report
August 31, 2018 (Unaudited)

Dear Fellow Shareholders:

We outperformed our index in both the 6-month and one-year period ended August 31, 2018 led by our energy holdings. Our Fund reached its 20th anniversary with since inception total returns of 1129.80% versus 586.77% of our benchmark index, the Russell 2000® Value Index.

The world has changed dramatically in the last 2 decades. Wireline phones, newspapers, photographic film, video rental stores and numerous other industries have been eviscerated by technological change for better or worse.

AVERAGE ANNUAL TOTAL RETURN* PERIODS ENDING AUGUST 31, 2018
	One Years	Five Years*	Ten Years*	Since Inception 9/02/1998*	Cumulative Since Inception 9/02/1998
Schneider Small Cap Value Fund	24.86%	8.95%	8.63%	13.37%	1129.80%
Russell 2000® Value Index	20.05%	11.72%	9.27%	10.12%	586.77%

*	Periods greater than one year are annualized.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares upon redemption may be worth more or less than their original cost. The Fund’s performance assumes reinvestment of all dividends and distributions. Performance reflects fee waivers and expense reimbursements in effect. The Advisor has contractually agreed to waive management fees and reimburse expenses through December 31, 2018, to the extent that Total annual Fund operating expenses exceed 1.15%. If fee waivers were not in place, the Fund’s performance would be reduced. Current performance may be lower or higher than the performance data quoted. Please call 1-888-520-3277 to obtain performance current to the most recent month-end.

The Fund’s gross annual operating expenses as stated in the prospectus is 1.58%. Shares of the Fund not purchased through reinvested dividends or capital gains and held less than 30 days are subject to a 1.00% redemption fee.

It has been a turbulent period for macroeconomics as well. The European Central Bank and the Euro were established 20 years ago, surely questionable ideas then and now. Why would countries who have little in common, except geography, want to impede their financial flexibility by giving up control of their interest rates and currency? Grexit (the 3 separate Greek crises) was a direct result of these decisions, by enabling the Greek fiscal profligacy that led to the debt crisis and limiting its options afterward.

Domestically, we had an unusual frequency of credit crises over the two decades; the 2002 high yield bond implosion (Enron, Worldcom etc.) and the 2008 financial crisis where housing prices fell 30 percent. While these events are even harder to stomach while owning unloved companies, the aftermath creates great opportunities for disciplined value investors like ourselves. Banks, in particular, were priced as if they were all going bankrupt in 2009. We were hugely overweight for most of the last nine years as the KBW Regional Banking Index more than quadrupled from the March 2009 bottom.

Value investing, particularly our deep value style, has been left for dead again after a 10 year period of growth style outperformance, similar to the 2000 tech bubble. The CFA Institute recently had a panel discussion called “The Death of Value Investing.” This is typical behavior during late bull markets. It is often at these out of favor times that value investing is the most compelling.

Turning to the present, the U.S. economy is easily the strongest in 12 years, growing at a 3% annualized pace. Small business confidence has been soaring recently to an all-time high as federal overreach in regulations is diminishing. Wages and capital spending are accelerating. The U.S. is in the process of becoming net energy independent as our net exports of gasoline, natural gas and natural gas liquids offset the quickly shrinking net imports of oil.

1

SCHNEIDER SMALL CAP VALUE FUND

Annual Investment Adviser’s Report
August 31, 2018 (Unaudited)

We continue to be overweight in oil. While prices have risen, they are not high. Oil averaged over $100/barrel from 2011 to 2014. After four years of global underinvestment, U.S. shale is the only large area of consistent production growth available in the intermediate term. There is a near all-time low amount of spare capacity in the world. We continue to like the potential upside in our portfolio, even in a highly valued equity market.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Value investing involves the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Portfolio Manager and are subject to change, are not guaranteed and should not be considered investment advice.

The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. One may not directly invest in an index.

The KBW Regional Banking Index is an equal-weighted index that seeks to reflect the performance of publicly traded companies that do business as regional banks or thrifts.

2

SCHNEIDER SMALL CAP VALUE FUND

Annual Investment Adviser’s Report
August 31, 2018 (Unaudited)

Comparison of Change in Value of $20,000 Invested in
Schneider Small Cap Value Fund vs. Russell 2000® Value Index

The chart assumes a hypothetical $20,000 minimum initial investment in the Fund made on September 2, 1998 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2000® Value Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.

TOTAL RETURNS FOR THE PERIODS ENDED AUGUST 31, 2018
	1 Year	5 Years	10 Years	Since Inception*
Schneider Small Cap Value Fund	24.86%	8.95%	8.63%	13.37%
Russell 2000® Value Index	20.05%	11.72%	9.27%	10.12%**

*	The Fund commenced operations on September 2, 1998.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Schneider Capital Management, the Fund’s investment adviser, has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2019, to the extent that total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) exceed 1.15%. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver or reimbursement of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-888-520-3277. The Fund’s gross and net annual operating expenses, as stated in the current prospectus, are 1.58% and 1.16%, respectively. Shares of the Fund not purchased through reinvested dividends or capital gains and held less than 30 days are subject to a 1.00% redemption fee.

Portfolio holdings are subject to change at any time.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

Value investing involves the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

3

SCHNEIDER SMALL CAP VALUE FUND

Fund Expense Example

August 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2018 through August 31, 2018, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual	$ 1,000.00	$ 1,177.30	$ 6.31	1.15%	17.73%
Hypothetical (5% return before expenses)	1,000.00	1,019.41	5.85	1.15%	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio for the period March 1, 2018 to August 31, 2018, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Company's ending account values on the first line in the tables is based on the actual six-month total investment return for each Portfolio.

4

SCHNEIDER SMALL CAP VALUE FUND

Portfolio Holdings Summary Table

August 31, 2018 (Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Oil & Gas	29.6%	$13,996,199
Insurance	8.4	3,987,535
Telecommunications	7.7	3,634,470
Real Estate Investment Trust	6.9	3,245,891
Oil & Gas Services	6.4	3,011,092
Banks	6.3	2,964,313
Machinery - Diversified	5.3	2,515,781
Commercial Services	4.5	2,128,551
Auto Parts & Equipment	4.3	2,024,673
Transportation	3.8	1,793,904
Manufacturing	2.8	1,309,957
Plastics Product Manufacturing	1.6	759,614
Retail	1.6	732,460
Pharmaceuticals	1.2	583,615
Semiconductors	1.2	574,620
Chemicals	0.8	390,462
Mining	0.3	130,396
Savings & Loans	0.2	104,768
Investments Purchased with Proceeds from Securities Lending Collateral	7.7	3,644,397
Short-Term Investments	7.3	3,462,127
Liabilities In Excess Of Other Assets	(7.9)	(3,733,155)
NET ASSETS	100.0%	$47,261,670

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

5

SCHNEIDER SMALL CAP VALUE FUND

Portfolio of Investments

August 31, 2018

	Number of Shares	Value
COMMON STOCKS — 92.9%
Auto Parts & Equipment — 4.3%
Adient PLC	46,770	$2,024,673
Banks — 6.3%
Dundee Corp., Class A*	2,333	2,590
HomeStreet, Inc.*	81,350	2,395,758
KeyCorp	26,861	565,965
		2,964,313
Chemicals — 0.8%
Venator Materials PLC*	32,323	390,462
Commercial Services — 4.5%
Herc Holdings, Inc.*	31,777	1,670,835
Hudson Global, Inc.*	264,576	457,716
		2,128,551
Insurance — 8.4%
Assured Guaranty Ltd.(a)	59,698	2,432,096
Brighthouse Financial, Inc.*	36,845	1,529,436
Crawford & Co.	2,982	26,003
		3,987,535
Machinery - Diversified — 5.3%
Intevac, Inc.*	435,633	2,515,781
Manufacturing — 2.8%
Arconic, Inc.	15,531	347,584
Intrepid Potash, Inc.*	100,000	340,000
Manitowoc Company, Inc., (The)*	26,838	622,373
		1,309,957
Mining — 0.3%
Cameco Corp.	12,526	130,396
Oil & Gas — 29.6%
Chesapeake Energy Corp.*(a)	1,082,039	4,793,433
Halcon Resources Corp.*(a)	607,723	2,783,371
MRC Global, Inc.*	28,323	583,737
NOW, Inc.*	68,287	1,173,853
Oasis Petroleum, Inc.*	19,525	262,806
QEP Resources, Inc.*	240,315	2,395,941
SM Energy Co.	25,000	752,250
Whiting Petroleum Corp.*	24,569	1,250,808
		13,996,199
Oil & Gas Services — 6.4%
Weatherford International PLC*(a)	1,244,253	3,011,092
Pharmaceuticals — 1.2%
Mallinckrodt PLC*	16,936	583,615
Plastics Product Manufacturing — 1.6%
Newell Brands, Inc.	34,973	759,614
Real Estate Investment Trust — 6.9%
Alexander & Baldwin, Inc.	35,562	834,640
Boardwalk Real Estate Investment Trust(a)	50,991	1,934,181
Forest City Realty Trust, Inc.	18,969	477,070
		3,245,891
Retail — 1.6%
Tuesday Morning Corp.*(a)	240,151	732,460
Savings & Loans — 0.2%
Flagstar Bancorp, Inc.*	3,170	104,768
Semiconductors — 1.2%
Veeco Instruments, Inc.*	47,885	574,620
Telecommunications — 7.7%
Aviat Networks, Inc.*	183,442	3,265,262
UTStarcom Holdings Corp.*	97,160	369,208
		3,634,470
Transportation — 3.8%
Aegean Marine Petroleum Network, Inc.(a)	7,978	14,201
Ardmore Shipping Corp.*	71,196	498,372
Bristow Group, Inc.*	16,000	175,360
Scorpio Tankers, Inc.	451,061	866,037
Stolt-Nielsen Ltd	14,875	239,934
		1,793,904
TOTAL COMMON STOCKS
(Cost $41,784,469)		43,888,301

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL — 7.7%
Mount Vernon Liquid Assets Portfolio, LLC, 2.15%	3,644,397	3,644,397
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL
(Cost $3,644,397)		3,644,397

The accompanying notes are an integral part of the financial statements.

6

SCHNEIDER SMALL CAP VALUE FUND

Portfolio of Investments (Concluded)

August 31, 2018

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 7.3%
First American Government Obligations Fund, 1.84%	3,462,127	$3,462,127
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,462,127)		3,462,127
TOTAL INVESTMENTS — 107.9%
(Cost $48,890,993)		50,994,825
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.9)%		(3,733,155)
NET ASSETS — 100.0%		$47,261,670

*	Non-income producing security.
PLC	Public Limited Company
(a)	All or a portion of the security is on loan. At August 31, 2018, the market value of securities on loan was $3,483,455.

The accompanying notes are an integral part of the financial statements.

7

SCHNEIDER SMALL CAP VALUE FUND

Statement of Assets and Liabilities

August 31, 2018

ASSETS
Investments, at value^ (cost $41,784,469)	$43,888,301
Investments purchased with proceeds from securities lending collateral, at value (cost $3,644,397)	3,644,397
Short-term investments, at value (cost $3,462,127)	3,462,127
Receivables for:
Dividends	31,193
Prepaid expenses	21,972
Total assets	51,047,990

LIABILITIES
Payables for:
Securities lending collateral	3,644,397
Investments purchased	47,279
Advisory fees	25,116
Capital shares redeemed	11,168
Other accrued expenses and liabilities	58,360
Total liabilities	3,786,320
Net assets	$47,261,670

NET ASSETS CONSIST OF:
Par value	$2,918
Paid-in capital	41,184,009
Undistributed/(accumulated) net investment income/(loss)	—
Accumulated net realized gain/(loss) from investments	3,970,911
Net unrealized appreciation/(depreciation) on investments	2,103,832
Net assets	$47,261,670

CAPITAL SHARES:
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	2,917,711
Net asset value, offering and redemption price per share)	16.20
^Includes market value of securities on loan	$3,483,455

The accompanying notes are an integral part of the financial statements.

8

SCHNEIDER SMALL CAP VALUE FUND

Statement of Operations

For the year Ended August 31, 2018

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $9,368)	$447,416
Securities lending income	161,571
Total investment income	608,987

EXPENSES
Advisory fees (Note 2)	451,981
Transfer agent fees (Note 2)	41,801
Administration and accounting services fees (Note 2)	39,224
Audit and tax services fees	35,279
Legal fees	27,438
Registration and filing fees	23,495
Printing and shareholder reporting fees	17,464
Officer's fees	16,636
Custodian fees (Note 2)	10,161
Director's fees	9,599
Other expenses	10,677
Total expenses	683,755
Less: waivers	(163,977)
Net expenses after waivers	519,778
Net investment income/(loss)	89,209

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	6,075,346
Net change in unrealized appreciation (depreciation) on investments	3,706,524
Net realized and unrealized gain/(loss) on investments	9,781,870
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,871,079

The accompanying notes are an integral part of the financial statements.

9

SCHNEIDER SMALL CAP VALUE FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$89,209	$(164,197)
Net realized gain/(loss) from investments	6,075,346	11,057,111
Net change in unrealized appreciation/(depreciation) on investments	3,706,524	(2,927,020)
Net increase/(decrease) in net assets resulting from operations	9,871,079	7,965,894

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(188,429)	—
Net realized capital gains	(8,787,560)	—
Net decrease in net assets from dividends and distributions to shareholders	(8,975,989)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	620,859	6,471,850
Reinvestment of distributions	7,194,872	—
Redemption fees*	6,043	86,813
Shares redeemed	(3,126,057)	(9,728,036)
Net increase/(decrease) in net assets from capital shares	4,695,717	(3,169,373)
Total increase/(decrease) in net assets	5,590,807	4,796,521

NET ASSETS:
Beginning of period	41,670,863	36,874,342
End of period	$47,261,670	$41,670,863
Undistributed/accumulated net investment income/(loss), end of period	$—	$—

SHARES TRANSACTIONS:
Shares sold	40,988	401,314
Dividends and distributions reinvested	497,227	—
Shares redeemed	(204,987)	(598,006)
Net increase/(decrease) in shares outstanding	333,228	(196,692)

*

Prior to December 31, 2017, there was a 1.75% redemption fee on shares redeemed which have been held less than one year. Effective December 31, 2017, the Fund has changed its redemption fees to 1.00% on redemptions of Fund shares held less than 30 days. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

The accompanying notes are an integral part of the financial statements.

10

SCHNEIDER SMALL CAP VALUE FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Years Ended August 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of period	$16.12	$13.26	$11.00	$20.16	$21.07
Net investment income/(loss) (1)	0.03	(0.06)	0.03	(0.01)	(0.09)
Net realized and unrealized gain/(loss) on investments	3.55	2.89	2.29	(4.53)	2.63
Net increase/(decrease) in net assets resulting from operations	3.58	2.83	2.32	(4.54)	2.54
Dividends and distributions to shareholders from:
Net investment income	(0.07)	—	(0.03)	—	—
Net realized capital gain	(3.43)	—	(0.03)	(4.58)	(3.45)
Tax return of capital	—	—	—	(0.04)	—
Total dividends and distributions to shareholders	(3.50)	—	(0.06)	(4.62)	(3.45)
Redemption fees	— (2)	0.03	— (2)	— (2)	— (2)
Net asset value, end of period	$16.20	$16.12	$13.26	$11.00	$20.16
Total investment return (3)	24.86%	21.57%	21.15%	(25.88)%	12.59%

Ratios/Supplemental Data
Net assets, end of period (000's)	$47,262	$41,671	$36,874	$30,387	$61,240
Ratios of expenses to average net assets (4)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets without waivers and reimbursements	1.51%	1.57%	2.13%	1.82%	1.52%
Ratio of net investment income/(loss) to average net assets (4)	0.22%	(0.37)%	0.23%	(0.05)%	(0.44)%
Portfolio turnover rate	84%	138%	114%	89%	72%

(1)	Calculated based on average shares outstanding for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Reflects waivers and reimbursements.

The accompanying notes are an integral part of the financial statements.

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SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements

August 31, 2018

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty active investment portfolios, including the Schneider Small Cap Value Fund (the “Fund”), which commenced investment operations on September 2, 1998. As of the date hereof, the Fund offers one class of shares.

RBB has authorized capital of one hundred billion shares of common stock of which 87.023 billion shares are currently classified into one hundred and eighty-one classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective seeks long-term capital growth.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Fund is August 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2018 (the “current fiscal period”).

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company's Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 —	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements (Continued)

August 31, 2018

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value*
Common Stocks	$43,888,301	$43,888,301	$—	$—	$—
Investments Purchased with Proceeds from Securities Lending Collateral	3,644,397	—	—	—	3,644,397
Short-Term Investments	3,462,127	3,462,127	—	—	—
Total**	$50,994,825	$47,350,428	$—	$—	$3,644,397

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

At the end of each period, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had an active market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no transfers between Levels 1, 2 and 3.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest

13

SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements (Continued)

August 31, 2018

income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, and paid at least annually to shareholders recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

REDEMPTION FEES — Prior to December 31, 2017, the Fund imposed a redemption fee of 1.75% on redemptions of Fund shares held less than one year. Effective December 31, 2017, the Fund has changed its redemption fees to 1.00% on redemptions of Fund shares held less than 30 days. The fees are reflected on the Statement of Changes in Net Assets. The Fund reserves the right to modify or eliminate the redemption fee or any waivers of such fee at any time.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.	Investment Adviser and Other Services

Schneider Capital Management Company (“SCM” or the “Adviser”) serves as the investment adviser to the Fund. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed the rate (“Expense Cap”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the Expense Cap as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes.

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SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements (Continued)

August 31, 2018

This contractual limitation is in effect until December 31, 2019 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2019. The Fund will not pay the Adviser at a later time for any amounts it may waive or any amounts that the Adviser has assumed.

Advisory Fee	Expense Cap Institutional Class
1.00%	1.15%

During the current fiscal period, investment advisory fees accrued and waived were as follows:

Gross Advisory Fees	Waivers	Net Advisory Fees
$451,981	$(163,977)	$288,004

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

3.	Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director’s and Officer’s compensation amounts, please refer to the Statement of Operations.

4.	Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

Purchases	Sales
$35,636,506	$39,729,397

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

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SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements (Continued)

August 31, 2018

5.	Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2018, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$49,781,265	$6,889,101	$(5,675,541)	$1,213,560

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2018, primarily attributable to short-term capital gains being netted against net operating loss, were reclassified among the following accounts:

Undistributed Net Investment Income/(loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
$99,220	$(99,220)	$—

As of August 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income/(loss)	Undistributed Long-Term capital Gains/(loss)	Net Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
$4,141,093	$720,090	$1,213,560	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reportable as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2018 and 2017 were as follows:

	Ordinary Income	Long-Term Gains	Return of Capital	Total
2018	$7,656,035	$1,319,954	$—	$8,975,989
2017	—	—	—	—

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SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements (Continued)

August 31, 2018

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Accumulated capital losses represent net capital loss carryforwards as of August 31, 2017 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2018, the Fund had no tax basis capital loss carryovers to offset future capital gains.

6.	Securities Lending

The Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive cash collateral equal to at least 102% of the current market value of the loaned securities, as marked to market each day that the NAV of the Fund is determined. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Fund will bear the risk of loss of the invested collateral. Investments purchased with proceeds from securities lending are overnight and continuous. Securities lending will expose the Fund to the risk of loss should a borrower default on its obligation to return the borrowed securities. The market value of the securities on loan and collateral as of the end of the reporting period and the income generated from the program during the current fiscal period with respect to such secured loans were as follows:

Fair Value of Securities Loaned	Fair Value of Collateral	Income Received from Securities Lending
$3,483,455	$3,644,397	$161,571

Securities lending transactions are entered into by the Fund under a Master Securities Lending Agreement (“MSLA”) which permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. The following table is a summary of the Fund’s open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

			Gross Amount Not Offset in the Statement of Assets and Liabilities
GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNT OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS[1]	CASH COLLATERAL RECEIVED	NET AMOUNT[2]
$3,483,455	$—	$3,483,455	$(3,483,455)	$—	$—

[1]	Amount disclosed is limited to the amount of assets presented in the Statement of Assets and Liabilities. Actual collateral received may be more than the amount shown.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

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SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements (Concluded)

August 31, 2018

7.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund's financial statements and disclosures.

8.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

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SCHNEIDER SMALL CAP VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Schneider Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Schneider Small Cap Value Fund (the "Fund"), a separately managed portfolio of The RBB Fund, Inc., as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
October 25, 2018

We have served as the auditor of one or more Schneider Capital Management Company investment companies since 1999.

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SCHNEIDER SMALL CAP VALUE FUND

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2018. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2018. During the fiscal year ended August 31, 2018, the Fund did not make any distributions of ordinary income or capital gains to shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend tax rate is 3.61%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 2.19%.

The Fund designates 98.78% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2019.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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SCHNEIDER SMALL CAP VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (888) 520-3277 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between SCM and the Company (the “Investment Advisory Agreement”) on behalf of the Fund, at a meeting of the Board held on May 9-10, 2018 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by SCM with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and SCM with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of SCM’s services provided to the Fund; (ii) descriptions of the experience and qualifications of SCM’s personnel providing those services; (iii) SCM’s investment philosophies and processes; (iv) SCM’s assets under management and client descriptions; (v) SCM’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) SCM’s current advisory fee arrangements with the Company and other similarly managed clients; (vii) SCM’s compliance procedures; (viii) SCM’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by SCM. The Directors concluded that SCM had substantial resources to provide services to the Fund and that SCM’s services had been acceptable.

The Directors also considered the investment performance of the Fund and SCM. The Directors noted that the Fund had underperformed its benchmark, the Russell 2000 Value Index, for the year-to-date and one-year periods ended March 31, 2018. The Directors noted that for the two- and three-year periods ended December 31, 2017, the investment performance of the Fund ranked in the 1st quintile within both of its Lipper Performance Group and Lipper Performance Universe.

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SCHNEIDER SMALL CAP VALUE FUND

Other Information (CONCLUDED)

(Unaudited)

The Board also considered the advisory fee rates payable by the Fund under the Investment Advisory Agreements. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratios (before and after fee waivers and expense reimbursements) was compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the advisory fee, after waivers, and actual total expenses of the Fund were all lower than the Fund’s Lipper Expense Group medians. In addition, the Directors noted that SCM had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2018 to the extent that total annual Fund operating expenses exceed 1.15% for the Fund.

After reviewing the information regarding SCM’s costs, profitability and economies of scale, and after considering SCM’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2019.

22

SCHNEIDER SMALL CAP VALUE FUND

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive offi cers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (888) 520-3277.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	30	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	30	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003-2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	30	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Director	2006 to present	Since 1997, Consultant, financial services organizations.	30	Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

23

SCHNEIDER SMALL CAP VALUE FUND

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 70	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	30	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	30	WisdomTree Investments, Inc. (asset management company); Fidelity National Information Services, Inc. (financial services technology company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	30	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	30	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 55	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A

24

SCHNEIDER SMALL CAP VALUE FUND

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 65	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 47	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 39	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 30 portfolios of the Company.
[1]

Subject to the Company's Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

25

SCHNEIDER SMALL CAP VALUE FUND

Company Management (Concluded)

(Unaudited)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment services industry.

26

SCHNEIDER SMALL CAP VALUE FUND

Privacy Notice

(Unaudited)

FACTS	WHAT DOES THE SCHNEIDER SMALL CAP VALUE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Schneider Small Cap Value Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Schneider Small Cap Value Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For our affiliates to market to you	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Questions?	Call (888) 520-3277 or go to www.schneidercap.com

27

SCHNEIDER SMALL CAP VALUE FUND

Privacy Notice (Concluded)

(Unaudited)

What we do

How does the Schneider Small Cap Value Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Schneider Small Cap Value Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●    Our affiliates include Schneider Capital Management, the investment adviser to the Schneider Small Cap Value Fund.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●    The Schneider Small Cap Value Fund doesn’t share with nonaffiliates so they can market to you. The Schneider Small Cap Value Fund may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Schneider Small Cap Value Fund does not jointly market.

28

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Adviser

Schneider Capital Management
460 E. Swedesford Road
Suite 1080
Wayne, PA 19087

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter

Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Legal Counsel

Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

SCH-AR18

SUMMIT GLOBAL INVESTMENTS
U.S. LOW VOLATILITY EQUITY FUND

SUMMIT GLOBAL INVESTMENTS
SMALL CAP LOW VOLATILITY FUND

SUMMIT GLOBAL INVESTMENTS
GLOBAL LOW VOLATILITY FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2018

This report is submitted for the general information of the shareholders of the Funds.
It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Annual Investment Adviser’s Report
august 31, 2018 (Unaudited)

Dear Shareholders:

We are grateful for the trust you’ve placed in Summit Global Investments ("SGI"). SGI equity strategies focus on managing risk while generating strong equity returns. This emphasis has historically allowed investors to enjoy competitive equity performance while taking significantly less risk. For example, historically, our large cap strategy averaged a beta of 0.75 versus the S&P 500 Index® implying a much lower risk level.

The Fund returned an outstanding 24.98% (Class I Shares), 24.68% (Class A Shares without sales charge), 18.16% (Class A Shares with sales charge) and 23.80% (Class C Shares) for the twelve months ended August 31, 2018. The performance of the S&P 500 Index was 19.66% in the same period.

Over the past twelve months, the top sector contributors were Information Technology and Industrials where our stock selection and sector weights both benefitted returns. The top five contributing stocks were Intuit, Robert Half International, Valero Energy, TJX Companies, and Cisco.

Over the past twelve months, the top sector detractors were Communications Services and Materials where neither our stock selection nor sector weights helped returns. The top five detracting stocks were Henry Schein, Biogen, Expedia, Merck, and Walgreens Boots Alliance.

The Fund is managed using our quantitative and fundamental disciplines. Our multi-factor quantitative process continues to identify stocks with excellent risk/reward characteristics while our fundamental process allows us to identify and analyze risks that a purely quantitative process may miss.

During the past twelve months, equity markets were mixed. U.S. stock markets performed well while international markets were weak and volatile. The key drivers for U.S. market outperformance were a healthy economy, strong corporate earnings growth, strong dollar, and increasing trade/tariff rhetoric which is viewed as worse for trading partners. Strong earnings growth in the U.S. was driven by both record stock buybacks, exceeding $750 billion year-to-date, and record corporate profit margins.

Recently, stocks set a record, becoming the longest bull market in history, surpassing 3,453 days without a major correction. Growth stocks, as a style, continued their outperformance versus value stocks across all market capitalization ranges.

Stock market volatility (CBOE VIX Index®), although elevated for a few months in early 2018, fell back to near-historic lows like in 2017. Stock fundamentals remain strong with Wall Street analysts estimates for sales growth for the S&P 500 Index® companies up 8.6% from a year ago. Earnings and cash flows are also expected to increase from a year ago, up 23.2% and 6.3%, respectively.

Oil prices defined by the WTI Cushing Crude Oil Index rose dramatically over 50% from a year ago. The rebound in oil prices was driven by supply disruption from new sanctions on Iran and stronger than expected global demand.

The U.S. economy continued to grow modestly at a Real GDP growth rate of 2.9% from a year ago. The Atlanta Fed GDP Now Forecast Index for the United States, which estimates six-month forward economic growth, forecasts 4.1% annualized growth. Inflation expectations, measured by the 10-Year Breakeven Inflation Rate, rose slightly to 2.14% during the year. New housing starts increased to an annualized rate of 1.28 million units and remained strong at more than double the rate of the recession lows in 2009. Total vehicle sales were an annualized rate of 17.0 million units but remain down from a peak of 18.5 million units in September of 2017. Retail sales and industrial production increased 6.0% and 4.0%, respectively, from a year ago. Total construction spending increased 6.0% year-over-year. Finally, the unemployment rate dropped to 3.9% in August 2018 from 4.4% in August of 2017. Overall, economic conditions were modest and steady. We do not see significant signs of a recession in the near term.

During the year, the Federal Reserve bank increased the Fed Funds rate several times by 0.25% to an upper-bound target of 2.25%. This is the eighth such increase since December 2015. Fed Chairman Powell has already signaled further gradual rate increases during the next several quarters. The futures market is pricing in the implied probability of another rate increase by the end of the year as 73%. In addition to rate increases, the Federal Reserve has accelerated its balance sheet reduction. Currently, Fed balance sheet reduction has grown to $50 billion per month. Increases in the

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Annual Investment Adviser’s Report (Continued)
august 31, 2018 (Unaudited)

Fed balance sheet came to be known as “quantitative easing”, likewise reductions in the Fed balance sheet should be known as “quantitative tightening”. Fed funds rate increases along with quantitative tightening at a rate of $600 billion per year will limit monetary accommodation for the remainder of 2018 and early 2019.

We remain optimistic that the current US economic expansion grows at 2-3% real GDP. We expect the Federal Reserve to continue increasing interest rates while reducing its balance sheet. It is likely that highly indebted companies may experience earnings difficulty with these higher interest rates. Finally, in our view, ongoing trade war and tariff rhetoric is unlikely to seriously damage the global economy.

SGI continues to grow with AUM now over $800 million. This growth led to the addition of two new employees this past year. Mr. Spencer Nielsen will add to improving our technological capabilities as a highly experienced software engineer. Mr. David Roll, CFA will significantly increase our institutional sales efforts. He comes to SGI with over 20 years of institutional sales, consultant relations, and client portfolio management expertise. Please contact David at David.Roll@sgi-mail.com or 801-797-1101.

We continue to adhere to our disciplined, managed-risk, multi-factor investment process. Over a full market cycle, this approach has historically limited downside risks and allowed for participation in market rallies. While equity investors enjoy the longest bull market in history without a correction, we believe it is time for investors to be proactively prudent lowering equity market risk by using our risk managed approach. We are grateful for the opportunity to help steward your investments.

Sincerely,
Summit Global Investments, LLC

This material represents the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Mutual fund investing involves risk. Loss of principle is possible. A portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks’ price levels. Investing in low volatility stocks may limit the Fund’s gains in rising markets. International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than the U.S. dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing, and other financial practices.

Beta is a measure of the volatility of a portfolio in comparison to the benchmark. A beta of 1 indicates that the price fluctuation of a specific portfolio correlated directly with the market. A beta of less than one, means the portfolio fluctuated less than the related benchmark. Beta does not necessarily directly correlate with the portfolios risk.

Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

The CBOE Volatility Index (“CBOE VIX Index®”), is an index constructed using the implied volatilities on S&P 500 index options. The CBOE VIX Index® shows the market's expectation of 30-day volatility, and is a widely used measure of market risk.

WTI Cushing Crude Oil Index – WTI is an abbreviation for West Texas Intermediate crude oil which is used as a benchmark for oil prices. Cushing, Oklahoma is a major trading hub for crude oil and has been the delivery point for crude futures contracts and therefore the price settlement point for contracts on the New York Mercantile Exchange for over three decades.

The Atlanta Fed GDP Now Forecast Index (“GDPNow”) forecasting model provides a prediction of the present real gross domestic product (GDP) prior to its release. The GDPNow forecast is constructed by aggregating statistical model forecasts of 13 subcomponents that comprise GDP. GDPNow is not an official forecast of the Federal Reserve Bank of Atlanta, its president, the Federal Reserve System, or the FOMC.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Annual Investment Adviser’s Report (Continued)
august 31, 2018 (Unaudited)

Dear Shareholders:

We are grateful for the trust you’ve placed in Summit Global Investments ("SGI"). SGI equity strategies focus on managing risk while generating strong equity returns. This emphasis has historically allowed investors to enjoy competitive equity performance while taking significantly less risk. For example, historically, our small cap strategy averaged a beta lower than 0.75 versus the Russell 2000 Index® implying a much lower risk level.

The Fund returned 22.26% (Class I Shares), 21.90% (Class A Shares without sales charge), 15.46% (Class A Shares with sales charge) and 21.05% (Class C Shares) for the twelve months ended August 31, 2018. Russell 2000 Index was 25.45% in the same period.

Over the past twelve months, the top sector contributor was Communications Services where our stock selection and sector weights both benefitted returns. The next largest contributor was Healthcare where stock selection was strong. The top five contributing stocks were Tandem Diabetes Care, World Wrestling Entertainment, Inogen, CareDx, and Korn/Ferry International.

Over the past twelve months, the top sector detractors were Financials and Consumer Discretionary where neither our stock selection nor sector weights helped returns. The top five detracting stocks were Ampio Pharmaceuticals, Innovate Biopharmaceuticals, Lannett Co., Maiden Holdings, and Endologix.

The Fund is managed using our quantitative and fundamental disciplines. Our multi-factor quantitative process continues to identify stocks with excellent risk/reward characteristics while our fundamental process allows us to identify and analyze risks that a purely quantitative process may miss.

During the past twelve months, equity markets were mixed. U.S. stock markets performed well while international markets were weak and volatile. The key drivers for U.S. market outperformance were a healthy economy, strong corporate earnings growth, strong dollar, and increasing trade/tariff rhetoric which is viewed as worse for trading partners. Strong earnings growth in the U.S. was driven by both record stock buybacks, exceeding $750 billion year-to-date, and record corporate profit margins.

Recently, stocks set a record, becoming the longest bull market in history, surpassing 3,453 days without a major correction. Growth stocks, as a style, continued their outperformance versus value stocks across all market capitalization ranges.

Stock market volatility (CBOE VIX Index®), although elevated for a few months in early 2018, fell back to near-historic lows like in 2017. Stock fundamentals remain strong with Wall Street analysts estimates for sales growth for the S&P 500 Index® companies up 8.6% from a year ago. Earnings and cash flows are also expected to increase from a year ago, up 23.2% and 6.3%, respectively.

Oil prices defined by the WTI Cushing Crude Oil Index rose dramatically over 50% from a year ago. The rebound in oil prices was driven by supply disruption from new sanctions on Iran and stronger than expected global demand.

The U.S. economy continued to grow modestly at a Real GDP growth rate of 2.9% from a year ago. The Atlanta Fed GDP Now Forecast Index for the United States, which estimates six-month forward economic growth, forecasts 4.1% annualized growth. Inflation expectations, measured by the 10-Year Breakeven Inflation Rate, rose slightly to 2.14% during the year. New housing starts increased to an annualized rate of 1.28 million units and remained strong at more than double the rate of the recession lows in 2009. Total vehicle sales were an annualized rate of 17.0 million units but remain down from a peak of 18.5 million units in September of 2017. Retail sales and industrial production increased 6.0% and 4.0%, respectively, from a year ago. Total construction spending increased 6.0% year-over-year. Finally, the unemployment rate dropped to 3.9% in August 2018 from 4.4% in August of 2017. Overall, economic conditions were modest and steady. We do not see significant signs of a recession in the near term.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Annual Investment Adviser’s Report (Continued)
august 31, 2018 (Unaudited)

During the year, the Federal Reserve bank increased the Fed Funds rate several times by 0.25% to an upper-bound target of 2.25%. This is the eighth such increase since December 2015. Fed Chairman Powell has already signaled further gradual rate increases during the next several quarters. The futures market is pricing in the implied probability of another rate increase by the end of the year as 73%. In addition to rate increases, the Federal Reserve has accelerated its balance sheet reduction. Currently, Fed balance sheet reduction has grown to $50 billion per month. Increases in the Fed balance sheet came to be known as “quantitative easing”, likewise reductions in the Fed balance sheet should be known as “quantitative tightening”. Fed funds rate increases along with quantitative tightening at a rate of $600 billion per year will limit monetary accommodation for the remainder of 2018 and early 2019.

We remain optimistic that the current US economic expansion grows at 2-3% real GDP. We expect the Federal Reserve to continue increasing interest rates while reducing its balance sheet. It is likely that highly indebted companies may experience earnings difficulty with these higher interest rates. Finally, in our view, ongoing trade war and tariff rhetoric is unlikely to seriously damage the global economy.

SGI continues to grow with AUM now over $800 million. This growth led to the addition of two new employees this past year. Mr. Spencer Nielsen will add to improving our technological capabilities as a highly experienced software engineer. Mr. David Roll, CFA will significantly increase our institutional sales efforts. He comes to SGI with over 20 years of institutional sales, consultant relations, and client portfolio management expertise. Please contact David at David.Roll@sgi-mail.com or 801-797-1101.

We continue to adhere to our disciplined, managed-risk, multi-factor investment process. Over a full market cycle, this approach has historically limited downside risks and allowed for participation in market rallies. While equity investors enjoy the longest bull market in history without a correction, we believe it is time for investors to be proactively prudent lowering equity market risk by using our risk managed approach. We are grateful for the opportunity to help steward your investments.

Sincerely,
Summit Global Investments, LLC

This material represents the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Mutual fund investing involves risk. Loss of principle is possible. A portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks’ price levels. Investing in low volatility stocks may limit the Fund’s gains in rising markets. International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than the U.S. dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing, and other financial practices.

Beta is a measure of the volatility of a portfolio in comparison to the benchmark. A beta of 1 indicates that the price fluctuation of a specific portfolio correlated directly with the market. A beta of less than one, means the portfolio fluctuated less than the related benchmark. Beta does not necessarily directly correlate with the portfolios risk.

The Russell 2000® Index (“Russell 2000®”) is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies.

The CBOE Volatility Index (“CBOE VIX Index®”), is an index constructed using the implied volatilities on S&P 500 index options. The CBOE VIX Index® shows the market's expectation of 30-day volatility, and is a widely used measure of market risk.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Annual Investment Adviser’s Report (Continued)
august 31, 2018 (Unaudited)

Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

WTI Cushing Crude Oil Index – WTI is an abbreviation for West Texas Intermediate crude oil which is used as a benchmark for oil prices. Cushing, Oklahoma is a major trading hub for crude oil and has been the delivery point for crude futures contracts and therefore the price settlement point for contracts on the New York Mercantile Exchange for over three decades.

The Atlanta Fed GDP Now Forecast Index (“GDPNow”) forecasting model provides a prediction of the present real gross domestic product (GDP) prior to its release. The GDPNow forecast is constructed by aggregating statistical model forecasts of 13 subcomponents that comprise GDP. GDPNow is not an official forecast of the Federal Reserve Bank of Atlanta, its president, the Federal Reserve System, or the FOMC.

SUMMIT GLOBAL INVESTMENTS

GLOBAL LOW VOLATILITY FUND

Annual Investment Adviser’s Report (Continued)
august 31, 2018 (Unaudited)

Dear Shareholders:

We are grateful for the trust you’ve placed in Summit Global Investments ("SGI"). SGI equity strategies focus on managing risk while generating strong equity returns. This emphasis has historically allowed investors to enjoy competitive equity performance while taking significantly less risk. For example, historically, our global strategy averaged a beta lower than 0.75 versus the MSCI ACWI Index® implying a much lower risk level.

The Fund returned 11.36% (Class I Shares) for the twelve months ended August 31, 2018. The performance of the MSCI ACWI Index was 11.99% in the same period.

Over the past twelve months, the top sector contributor was Consumer Staples and Information Technology where both our stock selection and sector weights benefitted returns. The top five contributing stocks were Adobe, Mastercard, TJX Companies, Microsoft, and Union Pacific.

Over the past twelve months, the top sector detractors were Communications Services and Energy where neither our stock selection nor sector weights helped returns. The top five detracting stocks were Telekomunik Indonesia, Fanuc Corp., Bayer, Tencent, and Merck.

The Fund is managed using our quantitative and fundamental disciplines. Our multi-factor quantitative process continues to identify stocks with excellent risk/reward characteristics while our fundamental process allows us to identify and analyze risks that a purely quantitative process may miss.

During the past twelve months, equity markets were mixed. U.S. stock markets performed well while international markets were weak and volatile. The key drivers for U.S. market outperformance were a healthy economy, strong corporate earnings growth, strong dollar, and increasing trade/tariff rhetoric which is viewed as worse for trading partners. Strong earnings growth in the U.S. was driven by both record stock buybacks, exceeding $750 billion year-to-date, and record corporate profit margins.

Recently, stocks set a record, becoming the longest bull market in history, surpassing 3,453 days without a major correction. Growth stocks, as a style, continued their outperformance versus value stocks across all market capitalization ranges.

Stock market volatility (CBOE VIX Index®), although elevated for a few months in early 2018, fell back to near-historic lows like in 2017. Stock fundamentals remain strong with Wall Street analysts estimates for sales growth for the S&P 500 Index® companies up 8.6% from a year ago. Earnings and cash flows are also expected to increase from a year ago, up 23.2% and 6.3%, respectively.

Oil prices defined by the WTI Cushing Crude Oil Index rose dramatically over 50% from a year ago. The rebound in oil prices was driven by supply disruption from new sanctions on Iran and stronger than expected global demand.

The U.S. economy continued to grow modestly at a Real GDP growth rate of 2.9% from a year ago. The Atlanta Fed GDP Now Forecast Index for the United States, which estimates six-month forward economic growth, forecasts 4.1% annualized growth. Inflation expectations, measured by the 10-Year Breakeven Inflation Rate, rose slightly to 2.14% during the year. New housing starts increased to an annualized rate of 1.28 million units and remained strong at more than double the rate of the recession lows in 2009. Total vehicle sales were an annualized rate of 17.0 million units but remain down from a peak of 18.5 million units in September of 2017. Retail sales and industrial production increased 6.0% and 4.0%, respectively, from a year ago. Total construction spending increased 6.0% year-over-year. Finally, the unemployment rate dropped to 3.9% in August 2018 from 4.4% in August of 2017. Overall, economic conditions were modest and steady. We do not see significant signs of a recession in the near term.

During the year, the Federal Reserve bank increased the Fed Funds rate several times by 0.25% to an upper-bound target of 2.25%. This is the eighth such increase since December 2015. Fed Chairman Powell has already signaled further gradual rate increases during the next several quarters. The futures market is pricing in the implied probability of another rate increase by the end of the year as 73%. In addition to rate increases, the Federal Reserve has accelerated

SUMMIT GLOBAL INVESTMENTS

GLOBAL LOW VOLATILITY FUND

Annual Investment Adviser’s Report (CONtinued)
august 31, 2018 (Unaudited)

its balance sheet reduction. Currently, Fed balance sheet reduction has grown to $50 billion per month. Increases in the Fed balance sheet came to be known as “quantitative easing”, likewise reductions in the Fed balance sheet should be known as “quantitative tightening”. Fed funds rate increases along with quantitative tightening at a rate of $600 billion per year will limit monetary accommodation for the remainder of 2018 and early 2019.

We remain optimistic that the current US economic expansion grows at 2-3% real GDP. We expect the Federal Reserve to continue increasing interest rates while reducing its balance sheet. It is likely that highly indebted companies may experience earnings difficulty with these higher interest rates. Finally, in our view, ongoing trade war and tariff rhetoric is unlikely to seriously damage the global economy.

SGI continues to grow with AUM now over $800 million. This growth led to the addition of two new employees this past year. Mr. Spencer Nielsen will add to improving our technological capabilities as a highly experienced software engineer. Mr. David Roll, CFA will significantly increase our institutional sales efforts. He comes to SGI with over 20 years of institutional sales, consultant relations, and client portfolio management expertise. Please contact David at David.Roll@sgi-mail.com or 801-797-1101.

We continue to adhere to our disciplined, managed-risk, multi-factor investment process. Over a full market cycle, this approach has historically limited downside risks and allowed for participation in market rallies. While equity investors enjoy the longest bull market in history without a correction, we believe it is time for investors to be proactively prudent lowering equity market risk by using our risk managed approach. We are grateful for the opportunity to help steward your investments.

Sincerely,
Summit Global Investments, LLC

This material represents the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Mutual fund investing involves risk. Loss of principle is possible. A portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks’ price levels. Investing in low volatility stocks may limit the Fund’s gains in rising markets. International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than the U.S. dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing, and other financial practices.

Beta is a measure of the volatility of a portfolio in comparison to the benchmark. A beta of 1 indicates that the price fluctuation of a specific portfolio correlated directly with the market. A beta of less than one, means the portfolio fluctuated less than the related benchmark. Beta does not necessarily directly correlate with the portfolios risk.

The MSCI ACWI Index captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With more than 2, 700 constituents, the index covers approximately 85% of the global investable equity opportunity set.

The CBOE Volatility Index (“CBOE VIX Index®”), is an index constructed using the implied volatilities on S&P 500 index options. The CBOE VIX Index® shows the market's expectation of 30-day volatility, and is a widely used measure of market risk.

Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

SUMMIT GLOBAL INVESTMENTS

GLOBAL LOW VOLATILITY FUND

Annual Investment Adviser’s Report (CONCLUDED)
august 31, 2018 (Unaudited)

WTI Cushing Crude Oil Index – WTI is an abbreviation for West Texas Intermediate crude oil which is used as a benchmark for oil prices. Cushing, Oklahoma is a major trading hub for crude oil and has been the delivery point for crude futures contracts and therefore the price settlement point for contracts on the New York Mercantile Exchange for over three decades.

The Atlanta Fed GDP Now Forecast Index (“GDPNow”) forecasting model provides a prediction of the present real gross domestic product (GDP) prior to its release. The GDPNow forecast is constructed by aggregating statistical model forecasts of 13 subcomponents that comprise GDP. GDPNow is not an official forecast of the Federal Reserve Bank of Atlanta, its president, the Federal Reserve System, or the FOMC.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND - CLASS I SHARES

Performance Data

AUGUST 31, 2018 (Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Summit Global Investments U.S. Low Volatility Equity
Fund - Class I Shares
vs. S&P 500® Index

This chart assumes a hypothetical $1,000,000 initial investment in the Fund’s Class I Shares made on February 29, 2012 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2018
	One Year	Three Year	Five Year	Since Inception*
Class I Shares	24.98%	15.35%	13.78%	13.56%
S&P 500® Index**	19.66%	16.11%	14.52%	14.67%

*	Class I Shares of the Fund commenced operations on February 29, 2012.

**	Benchmark performance is from inception date of the Class I Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (855) 744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated March 19, 2018, are 1.14% and 0.98%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2019 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 0.98% of the Fund’s average daily net assets attributable to Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.98%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before December 31, 2019 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 0.98% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND - CLASS I SHARES

Performance Data (CONTINUED)

AUGUST 31, 2018 (Unaudited)

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND - CLASS A SHARES

Performance Data (continued)

AUGUST 31, 2018 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Summit Global Investments U.S. Low Volatility Equity
Fund - Class A Shares
vs. S&P 500® Index

This chart assumes a hypothetical $10,000 initial investment, adjusted for the Class A Shares maximum sales charge of 5.25% to a net initial investment of $9,475, in the Fund’s Class A Shares made on October 29, 2015 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2018
	One Year	Since Inception*
Class A Shares (without sales charge)	24.68%	13.43%
Class A Shares (with sales charge)	18.16%	11.30%
S&P 500® Index**	19.66%	14.61%

*	Class A Shares of the Fund commenced operations on October 29, 2015.

**	Benchmark performance is from inception date of the Class A Shares only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.25% maximum sales charge.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (855) 744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated March 19, 2018, are 1.39% and 1.23%, respectively, of average daily net assets for Class A Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2019 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.23% of the Fund’s average daily net assets attributable to Class A Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse certain expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before December 31, 2019 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND - CLASS A SHARES

Performance Data (continued)

AUGUST 31, 2018 (Unaudited)

expenses for a year are less than 1.23% of the Fund’s average daily net assets attributable to Class A Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND - CLASS C SHARES

Performance Data (Continued)

AUGUST 31, 2018 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Summit Global Investments U.S. Low Volatility Equity
Fund - Class C Shares
vs. S&P 500® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund’s Class C Shares made on December 31, 2015 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2018
	One Year	Since Inception*
Class C Shares	23.80%	13.83%
S&P 500® Index**	19.66%	16.40%

*	Class C Shares of the Fund commenced operations on December 31, 2015.

**	Benchmark performance is from inception date of the Class C Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (855) 744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated March 19, 2018, are 2.14% and 1.98%, respectively, of average daily net assets for Class C Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2019 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.98% of the Fund’s average daily net assets attributable to Class C Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.98%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before December 31, 2019 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.98% of the Fund’s average daily net assets attributable to Class C Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND - CLASS C SHARES

Performance Data (Continued)

AUGUST 31, 2018 (Unaudited)

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND - CLASS I SHARES

Performance Data (Continued)

AUGUST 31, 2018 (Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Summit Global Investments Small Cap Low Volatility
Fund - Class I Shares
vs. Russell 2000® Index

This chart assumes a hypothetical $1,000,000 initial investment in the Fund’s Class I Shares made on March 31, 2016 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2018
	One Year	Since Inception*
Class I Shares	22.26%	18.92%
Russell 2000® Index**	25.45%	21.87%

*	Class I Shares of the Fund commenced operations on March 31, 2016.

**	Benchmark performance is from inception date of the Class I Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (855) 744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated March 19, 2018, are 2.40% and 1.42%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2019 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.23% of the Fund’s average daily net assets attributable to Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2019 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.23% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND - CLASS I SHARES

Performance Data (Continued)

AUGUST 31, 2018 (Unaudited)

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND - CLASS A SHARES (FORMERLY RETAIL CLASS SHARES)

Performance Data (Continued)

AUGUST 31, 2018 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Summit Global Investments Small Cap Low Volatility
Fund - Class A Shares
vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund’s Class A Shares made on March 31, 2016 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2018
	One Year	Since Inception*
Class A Shares (without sales charge)	21.90%	18.68%
Class A Shares (with sales charge)	15.46%	16.08%
Russell 2000® Index**	25.45%	21.87%

*	Class A Shares of the Fund commenced operations on March 31, 2016.

**	Benchmark performance is from inception date of the Class A Shares only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.25% maximum sales charge.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (855) 744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated March 19, 2018, are 2.65% and 1.67%, respectively, of average daily net assets for Class A Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2019 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.48% of the Fund’s average daily net assets attributable to Class A Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.48%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2019 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.48% of the Fund’s average daily net assets attributable to Class A Shares, the Adviser is entitled to

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND - CLASS A SHARES

Performance Data (Continued)

AUGUST 31, 2018 (Unaudited)

reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND - CLASS C SHARES

Performance Data (Continued)

AUGUST 31, 2018 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Summit Global Investments Small Cap Low Volatility
Fund - Class C Shares
vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund’s Class C Shares made on March 31, 2016 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2018
	One Year	Since Inception*
Class C Shares	21.05%	17.77%
Russell 2000® Index**	25.45%	21.87%

*	Class C Shares of the Fund commenced operations on March 31, 2016.

**	Benchmark performance is from inception date of the Class C Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (855) 744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated March 19, 2018, are 3.40% and 2.42%, respectively, of average daily net assets for Class C Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2019 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 2.23% of the Fund’s average daily net assets attributable to Class C Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 2.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2019 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 2.23% of the Fund’s average daily net assets attributable to Class C Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND - CLASS C SHARES

Performance Data (Continued)

AUGUST 31, 2018 (Unaudited)

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SUMMIT GLOBAL INVESTMENTS

GLOBAL LOW VOLATILITY FUND

Performance Data (CONTINUED)

AUGUST 31, 2018 (Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Summit Global Investments Global Low Volatility
Fund - Class I Shares
vs. MSCI ACWI Index

This chart assumes a hypothetical $1,000,000 minimum initial investment, in the Fund’s Class I Shares made on April 1, 2009 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI ACWI Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2018*
	One Year	Three Year	Five Year	Since Inception
Class I Shares**	11.36%	4.75%	9.03%	17.48%
MSCI ACWI Index***	11.99%	12.46%	10.26%	13.58%

*	Returns for periods prior to January 3, 2017 were generated under the Management of the Fund’s former investment adviser and reflect a previous investment strategy.

**

The Fund operated as a series of Scotia Institutional Funds prior to the close of business on March 21, 2014 (the “Predecessor Fund”), at which time the Predecessor Fund was reorganized into the Scotia Dynamic U.S. Growth Fund a newly created series of The RBB Fund, Inc. The fiscal year end of the Predecessor Fund was September 30. The performance shown for periods prior to March 21, 2014 represents the performance for the Predecessor Fund. While the Predecessor Fund commenced operations on March 31, 2009, the Predecessor Fund began investing consistent with its investment objective on April 1, 2009. Effective January 3, 2017, the Scotia Dynamic U.S. Growth Fund changed its name to the Summit Global Investments Global Low Volatility Fund (the “Fund”).

***	Benchmark performance is from inception date of the Predecessor Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated March 19, 2018, are 1.32% and 0.84%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2019 to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) do not exceed 0.84% (on an annual basis) of Class I’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall

SUMMIT GLOBAL INVESTMENTS

GLOBAL LOW VOLATILITY FUND

Performance Data (Concluded)

AUGUST 31, 2018 (Unaudited)

remain in effect until December 31, 2019, unless the Board of Directors of The RBB Fund, Inc. approves its earlier termination. If at any time the Fund’s total annual Fund operating expenses for a year are less than 0.84% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than the U.S. dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing, and other financial practices.

The MSCI ACWI Index (the “Index”) captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With more than 2,700 constituents, the index covers approximately 85% of the global investable equity opportunity set. It is not possible to invest directly with an index.

SUMMIT GLOBAL INVESTMENTS

Fund Expense Examples

AUGUST 31, 2018 (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (if applicable); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2018 through August 31, 2018 and held for the entire period.

Actual Expenses

The first line of the accompanying tables provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Summit Global Investments U.S. Low Volatility Equity Fund
	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period *	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Class I Shares
Actual	$ 1,000.00	$ 1,130.90	$ 5.26	0.98%	13.09%
Hypothetical (5% return before expenses)	1,000.00	1,020.27	4.99	0.98%	N/A
Class A Shares
Actual	$ 1,000.00	$ 1,129.30	$ 6.60	1.23%	12.93%
Hypothetical (5% return before expenses)	1,000.00	1,019.00	6.26	1.23%	N/A
Class C Shares
Actual	$ 1,000.00	$ 1,125.40	$ 10.61	1.98%	12.54%
Hypothetical (5% return before expenses)	1,000.00	1,015.22	10.06	1.98%	N/A

SUMMIT GLOBAL INVESTMENTS

Fund Expense Examples (Concluded)

AUGUST 31, 2018 (Unaudited)

	Summit Global Investments Small Cap Low Volatility Fund
	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period *	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Class I Shares
Actual	$ 1,000.00	$ 1,190.40	$ 6.79	1.23%	19.04%
Hypothetical (5% return before expenses)	1,000.00	1,019.00	6.26	1.23%	N/A
Class A Shares
Actual	$ 1,000.00	$ 1,188.60	$ 8.16	1.48%	18.86%
Hypothetical (5% return before expenses)	1,000.00	1,017.74	7.53	1.48%	N/A
Class C Shares
Actual	$ 1,000.00	$ 1,184.80	$ 12.28	2.23%	18.48%
Hypothetical (5% return before expenses)	1,000.00	1,013.96	11.32	2.23%	N/A

	Summit Global Investments Global Low Volatility
	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period *	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Class I Shares
Actual	$ 1,000.00	$ 1,050.30	$ 4.34	0.84%	5.03%
Hypothetical (5% return before expenses)	1,000.00	1,020.97	4.28	0.84%	N/A

*

Expenses are equal to each Fund's annualized six-month expense ratio for the period March 1, 2018 to August 31, 2018, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. Each Fund's ending account values on the first line in the tables is based on the actual six-month total investment return for each Fund.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Portfolio Holdings Summary Table

AUGUST 31, 2018 (UNAUDITED)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Software	12.5%	$56,080,274
Retail	12.4	55,555,824
Commercial Services	10.0	44,810,327
Oil & Gas	7.3	32,676,977
Healthcare Products	5.7	25,693,509
Pharmaceuticals	5.0	22,447,819
Computers	3.6	16,313,788
REITS	3.6	16,196,906
Internet	3.6	16,122,972
Food	2.9	13,147,990
Telecommunications	2.7	12,280,083
Entertainment	2.6	11,785,920
Cosmetics & Personal Care	2.5	11,296,641
Healthcare Services	2.4	10,912,624
Electric	2.1	9,523,371
Beverages	2.0	8,994,403
Insurance	1.9	8,417,878
Diversified Financial Services	1.8	8,215,306
Electronics	1.7	7,781,961
Machinery-Diversified	1.2	5,490,008
Apparel	1.1	4,744,695
Banks	1.0	4,352,050
Aerospace & Defense	0.9	3,948,395
Chemicals	0.9	3,852,798
Lodging	0.8	3,762,010
Semiconductors	0.8	3,608,040
Environmental Control	0.7	2,983,654
Water	0.5	2,188,250
Hand & Machine Tools	0.4	1,714,766
Biotechnology	0.3	1,272,564
Iron & Steel	0.3	1,193,750
Distribution & Wholesale	0.2	992,120
Transportation	0.2	922,368
Media	0.2	884,958
EXCHANGE TRADED FUNDS	1.6	6,918,152
SHORT-TERM INVESTMENTS	2.3	10,300,321
OTHER ASSETS IN EXCESS OF LIABILITIES	0.3	1,486,273
NET ASSETS	100%	$448,869,745

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Portfolio of Investments

AUGUST 31, 2018

	Number of Shares	Value
COMMON STOCKS - 95.8%
Aerospace & Defense — 0.9%
HEICO Corp.	25,875	$2,346,345
Lockheed Martin Corp.	5,000	1,602,050
		3,948,395
Apparel — 1.1%
VF Corp.	51,500	4,744,695
Banks — 1.0%
BB&T Corp.	14,300	738,738
Northern Trust Corp.	26,200	2,815,452
Regions Financial Corp.	41,000	797,860
		4,352,050
Beverages — 2.0%
PepsiCo, Inc.	80,300	8,994,403
Biotechnology — 0.3%
Biogen, Inc.*	3,600	1,272,564
Chemicals — 0.9%
Air Products & Chemicals, Inc.	12,200	2,028,738
International Flavors & Fragrances, Inc.	14,000	1,824,060
		3,852,798
Commercial Services — 10.0%
Ecolab, Inc.	33,800	5,086,224
Equifax, Inc.	25,200	3,376,044
Moody's Corp.	26,500	4,717,530
Robert Half International, Inc.	192,300	15,034,014
S&P Global, Inc.	75,700	15,673,685
Total System Services, Inc.	9,500	922,830
		44,810,327
Computers — 3.6%
Accenture PLC, Class A, (Ireland)	20,200	3,415,214
Apple, Inc.	21,800	4,962,334
Cognizant Technology Solutions Corp.	90,000	7,058,700
HP, Inc.	35,600	877,540
		16,313,788
Cosmetics & Personal Care — 2.5%
Colgate-Palmolive Co.	47,100	3,127,911
Estee Lauder Cos, Inc., (The)	34,500	4,834,140
Procter & Gamble Co., (The)	40,200	3,334,590
		11,296,641
Distribution & Wholesale — 0.2%
Fastenal Co.	17,000	992,120
Diversified Financial Services — 1.8%
Mastercard, Inc.	20,800	4,483,648
T Rowe Price Group, Inc.	32,200	3,731,658
		8,215,306
Electric — 2.1%
AES Corp.	80,000	$1,076,800
Consolidated Edison, Inc.	10,900	860,337
Edison International	34,000	2,234,820
Pinnacle West Capital Corp.	10,600	832,630
Sempra Energy	7,800	905,424
Xcel Energy, Inc.	75,200	3,613,360
		9,523,371
Electronics — 1.7%
Agilent Technologies, Inc.	46,400	3,133,856
Corning, Inc.	27,700	928,227
Garmin Ltd., (Switzerland)	13,000	885,820
Mettler-Toledo International, Inc.*	3,500	2,045,610
TE Connectivity Ltd., (Switzerland)	8,600	788,448
		7,781,961
Entertainment — 2.6%
Madison Square Garden Co., (The)*	24,000	7,246,560
Six Flags Entertainment Corp.	67,200	4,539,360
		11,785,920
Environmental Control — 0.7%
Republic Services, Inc.	28,900	2,120,104
Waste Management, Inc.	9,500	863,550
		2,983,654
Food — 2.9%
Hershey Co., (The)	30,800	3,096,016
Ingredion, Inc.	10,400	1,051,128
Sysco Corp.	120,300	9,000,846
		13,147,990
Hand & Machine Tools — 0.4%
Snap-on, Inc.	9,700	1,714,766
Healthcare Products — 5.7%
Baxter International, Inc.	79,700	5,927,289
Bio-Techne Corp.	34,800	6,687,516
Edwards Lifesciences Corp.*	15,200	2,192,448
IDEXX Laboratories, Inc.*	16,400	4,166,256
Intuitive Surgical, Inc.*	12,000	6,720,000
		25,693,509
Healthcare Services — 2.4%
Humana, Inc.	2,600	866,476
Quest Diagnostics, Inc.	29,100	3,200,418
UnitedHealth Group, Inc.	25,500	6,845,730
		10,912,624
Insurance — 1.9%
Allstate Corp., (The)	8,500	854,845
Aon PLC	8,100	1,179,036
Marsh & McLennan Cos, Inc.	49,900	4,223,037

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Portfolio of Investments (CONTINUED)

AUGUST 31, 2018

	Number of Shares	Value
Insurance — 1.9% (Continued)
Progressive Corp., (The)	32,000	$2,160,960
		8,417,878
Internet — 3.6%
Alphabet, Inc.*	7,700	9,484,860
F5 Networks, Inc.*	35,100	6,638,112
		16,122,972
Iron & Steel — 0.3%
Nucor Corp.	19,100	1,193,750
Lodging — 0.8%
Choice Hotels International, Inc.	48,200	3,762,010
Machinery-Diversified — 1.2%
Roper Technologies, Inc.	18,400	5,490,008
Media — 0.2%
Walt Disney Co., (The)	7,900	884,958
Oil & Gas — 7.3%
EOG Resources, Inc.	25,700	3,038,511
Exxon Mobil Corp.	36,700	2,942,239
HollyFrontier Corp.	34,600	2,578,392
Phillips 66	92,900	11,009,579
Valero Energy Corp.	111,200	13,108,256
		32,676,977
Pharmaceuticals — 5.0%
Bristol-Myers Squibb Co.	15,500	938,525
Eli Lilly & Co.	87,300	9,223,245
Johnson & Johnson	48,100	6,478,589
Zoetis, Inc.	64,100	5,807,460
		22,447,819
REITS — 3.6%
American Tower Corp.	37,300	5,562,176
Duke Realty Corp.	159,200	4,535,608
Iron Mountain, Inc.	115,300	4,162,330
Public Storage	5,200	1,105,416
UDR, Inc.	20,800	831,376
		16,196,906
Retail — 12.4%
Costco Wholesale Corp.	15,300	3,566,889
Dollar General Corp.	8,200	883,386
Home Depot, Inc., (The)	30,800	6,183,716
Kohl's Corp.	18,800	1,487,268
Lowe's Cos, Inc.	9,600	1,044,000
Lululemon Athletica, Inc.*	39,100	6,057,763
Ross Stores, Inc.	9,800	938,644
Retail — 12.4% (Continued)
Starbucks Corp.	42,600	$2,276,970
Tapestry, Inc.	84,000	4,257,960
Tiffany & Co.	14,800	1,815,220
TJX Cos, Inc., (The)	103,400	11,370,898
Wal-Mart Stores, Inc.	163,500	15,673,110
		55,555,824
Semiconductors — 0.8%
Texas Instruments, Inc.	32,100	3,608,040
Software — 12.5%
Adobe Systems, Inc.*	3,500	922,285
Cadence Design Systems, Inc.*	19,800	931,392
Citrix Systems, Inc.*	79,000	9,007,580
Fidelity National Information Services, Inc.	63,800	6,901,246
Fiserv, Inc.*	21,800	1,745,526
Intuit, Inc.	71,500	15,692,105
Microsoft Corp.	31,300	3,515,929
Paychex, Inc.	30,100	2,204,825
Salesforce.com, Inc.*	6,400	977,152
Synopsys, Inc.*	67,300	6,874,022
Ultimate Software Group, Inc., (The)*	23,600	7,308,212
		56,080,274
Telecommunications — 2.7%
AT&T, Inc.	181,100	5,784,334
Cisco Systems, Inc.	117,200	5,598,644
Verizon Communications, Inc.	16,500	897,105
		12,280,083
Transportation — 0.2%
CH Robinson Worldwide, Inc.	9,600	922,368
Water — 0.5%
American Water Works Co, Inc.	25,000	2,188,250

TOTAL COMMON STOCKS
(Cost $366,873,265)		430,164,999

EXCHANGE TRADED FUNDS - 1.6%
iShares Core S&P 500 ETF	11,800	3,450,792
Vanguard S&P 500 ETF	13,000	3,467,360
		6,918,152
TOTAL EXCHANGE TRADED FUNDS
(Cost $6,563,788)		6,918,152

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Portfolio of Investments (Concluded)

AUGUST 31, 2018

	Number of Shares	Value
SHORT-TERM INVESTMENTS - 2.3%
Fidelity Investments Money Market Funds - Government Portfolio, 1.82% (a)	10,300,321	$10,300,321
TOTAL SHORT-TERM INVESTMENTS
(Cost $10,300,321)		10,300,321
TOTAL INVESTMENTS - 99.7%
(Cost $383,737,374)		447,383,472
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%		1,486,273
NET ASSETS - 100.0%		$448,869,745

*	Non-income producing security.

(a)	Seven-day yield as of August 31, 2018.

PLC Public Limited Company.

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Portfolio Holdings Summary Table

AUGUST 31, 2018 (UNAUDITED)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Banks	10.5%	$3,717,360
Software	8.2	2,891,068
Retail	7.7	2,713,789
Internet	6.6	2,337,726
Healthcare-Products	6.1	2,163,093
Leisure Time	5.2	1,840,074
Commercial Services	4.9	1,712,222
Chemicals	3.8	1,326,051
Healthcare-Services	3.2	1,143,234
Biotechnology	3.2	1,123,629
Building Materials	3.0	1,054,450
Telecommunications	2.9	1,006,868
Machinery-Diversified	2.8	995,807
Electronics	2.0	726,726
Food	2.0	692,994
Apparel	2.0	689,839
Semiconductors	1.9	680,696
REITS	1.9	678,912
Real Estate	1.9	662,591
Pharmaceuticals	1.8	618,267
Oil & Gas Services	1.6	572,633
Media	1.1	384,604
Engineering & Construction	1.0	367,360
Insurance	1.0	364,224
Household Products & Wares	1.0	356,850
Auto Parts & Equipment	1.0	353,058
Airlines	1.0	352,750
Gas	1.0	352,600
Advertising	1.0	349,320
Computers	1.0	347,261
Transportation	1.0	334,152
Textiles	0.9	333,360
Miscellaneous Manufacturing	0.9	329,565
Electric	0.9	328,474
Agriculture	0.8	292,640
EXCHANGE TRADED FUNDS	1.5	523,820
SHORT-TERM INVESTMENTS	2.8	990,607
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.1)	(390,495)
NET ASSETS	100%	$35,318,179

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Portfolio of Investments

AUGUST 31, 2018

	Number of Shares	Value
COMMON STOCKS - 96.8%
Advertising — 1.0%
Forrester Research, Inc.	7,100	$349,320
Agriculture — 0.8%
Phibro Animal Health Corp., Class A	6,200	292,640
Airlines — 1.0%
Hawaiian Holdings, Inc.	8,500	352,750
Apparel — 2.0%
Oxford Industries, Inc.	3,600	335,124
Steven Madden Ltd.	6,100	354,715
		689,839
Auto Parts & Equipment — 1.0%
Meritor, Inc.*	16,300	353,058
Banks — 10.5%
Bryn Mawr Bank Corp.	7,100	346,480
Carolina Financial Corp.	8,600	353,890
CenterState Bank Corp.	11,500	352,130
FCB Financial Holdings, Inc.*	6,300	326,340
First Bancshares, Inc., (The)	8,100	332,505
Great Southern Bancorp, Inc.	5,100	302,430
Heritage Commerce Corp.	22,000	348,480
National Commerce Corp.*	8,000	352,000
Opus Bank	12,000	340,200
Preferred Bank	5,500	336,655
QCR Holdings, Inc.	7,500	326,250
		3,717,360
Biotechnology — 3.2%
Emergent BioSolutions, Inc.*	5,400	334,800
Ligand Pharmaceuticals, Inc.*	1,500	389,535
Retrophin, Inc.*	12,600	399,294
		1,123,629
Building Materials — 3.0%
Boise Cascade Co.	7,400	323,380
PGT Innovations, Inc.*	14,400	349,920
Trex Co, Inc.*	4,500	381,150
		1,054,450
Chemicals — 3.8%
AdvanSix, Inc.*	9,600	324,864
Ingevity Corp.*	3,500	353,535
Quaker Chemical Corp.	1,900	342,266
Sensient Technologies Corp.	4,300	305,386
		1,326,051
Commercial Services — 4.9%
ICF International, Inc.	4,000	326,600
Korn/Ferry International	5,200	349,076
SP Plus Corp.*	9,000	350,100
Tarena International, Inc.	40,900	347,650
Commercial Services — 4.9% (Continued)
Willdan Group, Inc.*	10,800	$338,796
		1,712,222
Computers — 1.0%
WNS Holdings Ltd., (India) ADR*	6,700	347,261
Electric — 0.9%
Unitil Corp.	6,498	328,474
Electronics — 2.0%
Alarm.com Holdings, Inc.*	7,000	394,030
Orbotech Ltd., (Israel)*	5,200	332,696
		726,726
Engineering & Construction — 1.0%
Comfort Systems USA, Inc.	6,400	367,360
Food — 2.0%
J&J Snack Foods Corp.	2,400	349,200
Lancaster Colony Corp.	2,200	343,794
		692,994
Gas — 1.0%
Chesapeake Utilities Corp.	4,100	352,600
Healthcare-Products — 6.1%
CONMED Corp.	4,100	329,763
Inogen, Inc.*	1,600	423,856
LeMaitre Vascular, Inc.	9,460	354,845
NuVasive, Inc.*	5,800	407,102
OraSure Technologies, Inc.*	18,700	299,387
Orthofix Medical, Inc.*	6,500	348,140
		2,163,093
Healthcare-Services — 3.2%
Amedisys, Inc.*	3,500	437,535
Ensign Group, Inc., (The)	9,200	359,444
LHC Group, Inc.*	3,500	346,255
		1,143,234
Household Products & Wares — 1.0%
Helen of Troy Ltd., (Bermuda)*	3,000	356,850
Insurance — 1.0%
Essent Group Ltd.*	8,400	364,224
Internet — 6.6%
Despegar.com Corp.*	20,600	347,316
ePlus, Inc.*	3,010	311,986
Imperva, Inc.*	7,000	330,050
Mimecast Ltd.*	8,000	332,720
Wix.com Ltd.*	3,000	333,300
XO Group, Inc.*	11,100	333,666
Yelp, Inc.*	7,400	348,688
		2,337,726
Leisure Time — 5.2%
Callaway Golf Co.	16,100	367,241
Fox Factory Holding Corp.*	6,700	442,535

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Portfolio of Investments (Concluded)

AUGUST 31, 2018

	Number of Shares	Value
Leisure Time — 5.2% (Continued)
LCI Industries	3,600	$334,620
MCBC Holdings, Inc.*	12,799	352,868
Nautilus, Inc.*	23,400	342,810
		1,840,074
Machinery-Diversified — 2.8%
Applied Industrial Technologies, Inc.	4,200	323,610
Cactus, Inc.*	10,100	345,218
Manitowoc Co Inc/The*	14,100	326,979
		995,807
Media — 1.1%
World Wrestling Entertainment, Inc.	4,400	384,604
Miscellaneous Manufacturing — 0.9%
GP Strategies Corp.*	17,300	329,565
Oil & Gas Services — 1.6%
C&J Energy Services, Inc.*	13,500	282,825
Keane Group, Inc.*	23,600	289,808
		572,633
Pharmaceuticals — 1.8%
Enanta Pharmaceuticals, Inc.*	3,100	281,883
Neogen Corp.*	3,600	336,384
		618,267
Real Estate — 1.9%
Marcus & Millichap, Inc.*	8,600	313,126
RMR Group Inc., Class A, (The)	3,700	349,465
		662,591
REITS — 1.9%
Cherry Hill Mortgage Investment Corp.	18,700	347,820
First Industrial Realty Trust, Inc.	10,200	331,092
		678,912
Retail — 7.7%
America's Car-Mart Inc/TX*	4,800	400,560
BMC Stock Holdings, Inc.*	15,900	357,750
Carrols Restaurant Group, Inc.*	21,800	344,440
Foundation Building Materials, Inc.*	24,500	338,345
Genesco, Inc.*	7,700	391,545
Lumber Liquidators Holdings, Inc.*	17,500	305,025
Michaels Cos, Inc., (The)*	15,600	265,044
Ruth's Hospitality Group, Inc.	10,100	311,080
		2,713,789
Semiconductors — 1.9%
Advanced Energy Industries, Inc.*	5,600	333,648
Rambus, Inc.*	28,400	347,048
		680,696
Software — 8.2%
Appfolio, Inc.*	4,700	$401,380
Five9, Inc.*	8,700	418,035
InnerWorkings, Inc.*	42,400	331,568
Instructure, Inc.*	8,100	331,695
Manhattan Associates, Inc.*	6,100	353,739
MicroStrategy, Inc.*	2,300	342,700
SPS Commerce, Inc.*	3,800	373,426
Talend SA*	5,500	338,525
		2,891,068
Telecommunications — 2.9%
InterDigital, Inc.	3,700	305,620
Quantenna Communications, Inc.*	19,600	358,092
Vonage Holdings Corp.*	24,200	343,156
		1,006,868
Textiles — 0.9%
UniFirst Corp.	1,800	333,360
Transportation — 1.0%
Forward Air Corp.	5,200	334,152

TOTAL COMMON STOCKS
(Cost $29,409,904)		34,194,247

EXCHANGE TRADED FUNDS - 1.5%
iShares Russell 2000 ETF	1,500	259,530
Vanguard Russell 2000 ETF	1,900	264,290
		523,820
TOTAL EXCHANGE TRADED FUNDS
(Cost $500,346)		523,820

SHORT-TERM INVESTMENTS - 2.8%
Fidelity Investments Money Market Funds - Government Portfolio, 1.82% (a)	990,607	990,607
TOTAL SHORT-TERM INVESTMENTS
(Cost $990,607)		990,607
TOTAL INVESTMENTS - 101.1%
(Cost $30,900,857)		35,708,674
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.1)%		(390,495)
NET ASSETS - 100.0%		$35,318,179

*	Non-income producing security.

(a)	Seven-day yield as of August 31, 2018.

ADR American Depository Receipt

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

GLOBAL LOW VOLATILITY FUND

Portfolio Holdings Summary Table

AUGUST 31, 2018 (UNAUDITED)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Retail	8.5%	$1,667,533
Pharmaceuticals	8.5	1,653,828
Cosmetics & Personal Care	8.4	1,631,544
Transportation	6.8	1,324,822
Software	6.5	1,261,365
Diversified Financial Services	6.4	1,245,089
Healthcare Products	6.2	1,217,241
Aerospace & Defense	6.1	1,184,806
Telecommunications	5.8	1,136,342
REITS	4.5	880,847
Banks	4.4	856,088
Insurance	4.3	846,737
Computers	2.2	428,741
Beverages	2.1	418,958
Media	2.1	414,474
Chemicals	2.1	413,399
Pipelines	2.1	413,220
Food	2.1	412,132
Household Products & Wares	2.1	405,944
Internet	2.0	385,022
Leisure Time	1.9	371,612
Machinery-Diversified	1.6	323,400
EXCHANGE TRADED FUNDS	1.5	295,240
SHORT-TERM INVESTMENTS	1.7	327,627
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1	13,847
NET ASSETS	100%	$19,529,858

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

GLOBAL LOW VOLATILITY FUND

Portfolio of Investments

AUGUST 31, 2018

	Number of Shares	Value
COMMON STOCKS - 96.7%
Aerospace & Defense — 6.1%
General Dynamics Corp.	1,950	$377,130
Raytheon Co.	1,930	384,919
United Technologies Corp.	3,210	422,757
		1,184,806
Banks — 4.4%
Bank of Montreal, (Canada)	5,400	442,584
Royal Bank of Canada, (Canada)	5,200	413,504
		856,088
Beverages — 2.1%
Coca-Cola Co., (The)	9,400	418,958
Chemicals — 2.1%
Nutrien Ltd., (Canada)	7,300	413,399
Computers — 2.2%
Check Point Software Technologies Ltd., (Israel)*	3,690	428,741
Cosmetics & Personal Care — 8.4%
Colgate-Palmolive Co.	5,800	385,178
Estee Lauder Cos, Inc., (The)	2,770	388,132
Procter & Gamble Co., (The)	5,080	421,386
Unilever, (Netherlands)	7,600	436,848
		1,631,544
Diversified Financial Services — 6.4%
Mastercard, Inc.	2,000	431,120
T Rowe Price Group, Inc.	3,500	405,615
Visa, Inc.	2,780	408,354
		1,245,089
Food — 2.1%
Hershey Co., (The)	4,100	412,132
Healthcare Products — 6.2%
ResMed, Inc.	3,740	416,673
Smith & Nephew PLC, (United Kingdom)	10,900	390,547
Stryker Corp.	2,420	410,021
		1,217,241
Household Products & Wares — 2.1%
Clorox Co., (The)	2,800	405,944
Insurance — 4.3%
Berkshire Hathaway, Inc.*	2,100	438,312
Chubb Ltd.	3,020	408,425
		846,737
Internet — 2.0%
Alibaba Group Holding Ltd. (China)*	2,200	385,022
Leisure Time — 1.9%
Carnival PLC, (United Kingdom) ADR	6,100	$371,612
Machinery-Diversified — 1.6%
FANUC Corp., (Japan)*	16,500	323,400
Media — 2.1%
Walt Disney Co., (The)	3,700	414,474
Pharmaceuticals — 8.5%
Eli Lilly & Co.	3,870	408,865
Novo Nordisk, (Denmark)	8,300	408,111
Roche Holding AG, (Switzerland) ADR	14,200	439,632
Sanofi, (France) ADR	9,270	397,220
		1,653,828
Pipelines — 2.1%
TransCanada Corp., (Canada)	9,700	413,220
REITS — 4.5%
Crown Castle International Corp.	3,900	444,717
Equinix, Inc.	1,000	436,130
		880,847
Retail — 8.5%
McDonald's Corp.	2,520	408,820
Starbucks Corp.	7,400	395,530
TJX Cos, Inc., (The)	3,700	406,889
Wal-Mart Stores, Inc.	4,760	456,294
		1,667,533
Software — 6.5%
Adobe Systems, Inc.*	1,710	450,602
Microsoft Corp.	3,700	415,621
SAP SE, (Germany)	3,300	395,142
		1,261,365
Telecommunications — 5.8%
BCE, Inc., (Canada)	9,180	374,268
Telekomunikasi Indonesia Persero Tbk PT, (Indonesia)	14,200	336,114
TELUS Corp.	11,500	425,960
		1,136,342
Transportation — 6.8%
Canadian National Railway Co., (Canada)	5,000	444,550
CH Robinson Worldwide, Inc.	4,600	441,968
Union Pacific Corp.	2,910	438,304
		1,324,822
TOTAL COMMON STOCKS
(Cost $16,311,996)		18,893,144

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

GLOBAL LOW VOLATILITY FUND

Portfolio of Investments (Concluded)

AUGUST 31, 2018

	Number of Shares	Value
EXCHANGE TRADED FUNDS - 1.5%
iShares MSCI ACWI ETF	4,000	$295,240
TOTAL EXCHANGE TRADED FUNDS
(Cost $295,067)		295,240

SHORT-TERM INVESTMENTS - 1.7%
Fidelity Investments Money Market Funds - Government Portfolio, 1.82% (a)	327,627	327,627
TOTAL SHORT-TERM INVESTMENTS
(Cost $327,627)		327,627
TOTAL INVESTMENTS - 99.9%
(Cost $16,934,690)		19,516,011
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%		13,847
NET ASSETS - 100.0%		$19,529,858

*	Non-income producing security.

(a)	Seven-day yield as of August 31, 2018.

ADR American Depository Receipt

PLC Public Limited Company

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Assets and Liabilities

AUGUST 31, 2018

	Summit Global Investments U.S. Low Volatility Equity Fund	Summit Global Investments Small Cap Low Volatility Fund	Summit Global Investments Global Low Volatility Fund
ASSETS
Investments, at value (cost $373,437,053, $29,910,250 and $16,607,063, respectively)	$437,083,151	$34,718,067	$19,188,384
Short-term investments, at value (cost $10,300,321, $990,607 and $327,627, respectively)	10,300,321	990,607	327,627
Receivables for:
Investments sold	—	—	340,996
Capital shares sold	1,407,396	252,941	1,315
Dividends	759,152	17,136	41,751
Prepaid expenses and other assets	41,123	21,192	12,949
Total assets	$449,591,143	$35,999,943	$19,913,022

LIABILITIES
Payables for:
Advisory fees	$295,657	$21,430	$10,152
Capital shares redeemed	311,823	80,305	38,655
Investments purchased	568	539,913	295,067
Other accrued expenses and liabilities	113,350	40,116	39,290
Total liabilities	721,398	681,764	383,164
Net assets	$448,869,745	$35,318,179	$19,529,858

NET ASSETS CONSIST OF:
Par value	$24,986	$2,556	$645
Paid-in capital	374,872,167	29,557,092	18,675,715
Undistributed/accumulated net investment income/(loss)	1,541,322	—	258,784
Accumulated net realized gain/(loss) from investments	8,785,172	950,714	(1,986,607)
Net unrealized appreciation/(depreciation) on investments	63,646,098	4,807,817	2,581,321
Net assets	$448,869,745	$35,318,179	$19,529,858

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Assets and Liabilities (Concluded)

AUGUST 31, 2018

	Summit Global Investments U.S. Low Volatility Equity Fund	Summit Global Investments Small Cap Low Volatility Fund	Summit Global Investments Global Low Volatility Fund
CLASS I SHARES:
Net assets applicable to Class I Shares	$437,424,048	$31,558,732	$19,529,858
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	24,346,986	2,283,398	644,647
Net asset value, offering and redemption price per share	$17.97	$13.82	$30.30

CLASS A SHARES:
Net assets applicable to Class A Shares	$9,529,518	$3,559,616	$—
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	529,746	257,852	—
Net asset value and redemption price per share	$17.99	$13.80	$—
Maximum offering price per share (100/94.75 of $17.99 and $13.80, respectively)	$18.99	$14.56	$—

CLASS C SHARES:
Net assets applicable to Class C Shares	$1,916,179	$199,831	$—
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	108,958	14,699	—
Net asset value, offering and redemption price per share	$17.59	$13.59	$—

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Operations

FOR THE YEAR ENDED AUGUST 31, 2018

	Summit Global Investments U.S. Low Volatility Equity Fund	Summit Global Investments Small Cap Low Volatility Fund	Summit Global Investments Global Low Volatility Fund
INVESTMENT INCOME
Dividends (net of foreign withholdings taxes of $568, $1,008 and $29,780, respectively)	$3,941,691	$280,296	$437,164
Total investment income	3,941,691	280,296	437,164

EXPENSES
Advisory fees (Note 2)	1,492,806	224,340	148,818
Administration and accounting fees (Note 2)	106,412	20,528	18,460
Transfer agent fees (Note 2)	105,408	18,983	13,458
Legal fees	60,977	11,035	11,826
Registration and filing fees	47,457	44,324	24,606
Officer's fees	37,397	5,844	5,619
Audit and tax service fees	33,654	31,820	23,279
Director's fees	31,358	3,347	2,931
Distribution fees - Class A Shares	29,707	8,418	—
Printing and shareholder reporting fees	28,859	4,130	6,353
Distribution fees - Class C Shares	11,280	1,485	—
Custodian fees (Note 2)	9,197	4,726	2,102
Other expenses	55,785	8,933	8,720
Total expenses before waivers and/or reimbursements	2,050,297	387,913	266,172
Less: waivers and/or reimbursements net of amounts recouped (Note 2)	84,379	(87,054)	(87,592)
Net expenses after waivers and/or reimbursements net of amounts recouped	2,134,676	300,859	178,580
Net investment income/(loss)	1,807,015	(20,563)	258,584

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	14,021,158	1,553,299	1,074,746
Net change in unrealized appreciation/(depreciation) on investments	44,648,194	3,523,659	960,140
Net realized and unrealized gain/(loss) on investments	58,669,352	5,076,958	2,034,886
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$60,476,367	$5,056,395	$2,293,470

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income/(loss)	$1,807,015	$1,455,100
Net realized gain/(loss) from investments	14,021,158	1,060,318
Net change in unrealized appreciation/(depreciation) on investments	44,648,194	5,777,761
Net increase/(decrease) in net assets resulting from operations	60,476,367	8,293,179
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Class I Shares	(1,036,799)	(1,016,757)
Class A Shares	(51,814)	(180,710)
Class C Shares	(5,498)	(5,671)
Total net investment income	(1,094,111)	(1,203,138)
Net realized capital gains
Class I Shares	(5,396,669)	(1,371,748)
Class A Shares	(521,669)	(292,535)
Class C Shares	(85,402)	(11,450)
Total net realized capital gains	(6,003,740)	(1,675,733)
Net decrease in net assets from dividends and distributions to shareholders	(7,097,851)	(2,878,871)
INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	331,945,492	20,225,596
Reinvestment of distributions	6,276,150	2,279,346
Shares redeemed	(44,108,500)	(40,980,435)
Redemption fees*	1,616	6,643
Total from Class I Shares	294,114,758	(18,468,850)
Class A Shares
Proceeds from shares sold	3,830,562	6,325,586
Reinvestment of distributions	571,954	466,338
Shares redeemed	(18,872,102)	(4,908,192)
Redemption fees*	3,451	520
Total from Class A Shares	(14,466,135)	1,884,252
Class C Shares
Proceeds from shares sold	593,933	1,031,081
Reinvestment of distributions	90,900	17,121
Shares redeemed	(239,527)	(251,350)
Redemption fees*	162	8
Total from Class C Shares	445,468	796,860
Net increase/(decrease) in net assets from capital share transactions	280,094,091	(15,787,738)
Total increase/(decrease) in net assets	333,472,607	(10,373,430)
NET ASSETS:
Beginning of period	115,397,138	125,770,568
End of period	$448,869,745	$115,397,138
Undistributed/accumulated net investment income/(loss), end of period	$1,541,322	$830,711

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Statements of Changes in Net Assets (Concluded)

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
SHARES TRANSACTIONS:
Class I Shares
Shares sold	20,675,668	1,369,045
Shares reinvested	400,265	155,799
Shares redeemed	(2,688,563)	(2,786,555)
Total Class I Shares	18,387,370	(1,261,711)
Class A Shares
Shares sold	235,589	428,066
Shares reinvested	36,384	31,897
Shares redeemed	(1,183,389)	(333,270)
Total Class A Shares	(911,416)	126,693
Class C Shares
Shares sold	37,316	70,954
Shares reinvested	5,883	1,185
Shares redeemed	(15,118)	(16,932)
Total Class C Shares	28,081	55,207
Net increase/(decrease) in shares outstanding	17,504,035	(1,079,811)

*

Prior to December 31, 2017, there was a 1.50% redemption fee to the value of shares redeemed or exchanged within 60 days of purchase. The redemption fees were retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital. Effective December 31, 2017, the Fund eliminated its redemption fee.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(20,563)	$37,507
Net realized gain/(loss) from investments	1,553,299	1,255,269
Net change in unrealized appreciation/(depreciation) on investments	3,523,659	570,119
Net increase/(decrease) in net assets resulting from operations	5,056,395	1,862,895
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Class I Shares	(65,165)	(44,499)
Class A Shares*	(4,708)	(6,975)
Class C Shares	—	—
Total net investment income	(69,873)	(51,474)
Net realized capital gains
Class I Shares	(1,486,849)	(2,053)
Class A Shares*	(273,868)	(471)
Class C Shares	(19,328)	(10)
Total net realized capital gains	(1,780,045)	(2,534)
Net decrease in net assets from dividends and distributions to shareholders	(1,849,918)	(54,008)
INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	20,187,254	3,687,970
Reinvestment of distributions	1,175,459	46,552
Shares redeemed	(5,501,102)	(2,395,742)
Redemption fees**	197	54
Total from Class I Shares.	15,861,808	1,338,834
Class A Shares*
Proceeds from shares sold	1,101,638	1,213,017
Reinvestment of distributions	278,576	7,444
Shares redeemed	(1,365,801)	(412,426)
Redemption fees**	101	81
Total from Class A Shares	14,514	808,116
Class C Shares
Proceeds from shares sold	64,169	203,995
Reinvestment of distributions	19,328	10
Shares redeemed	(67,513)	(70,906)
Redemption fees**	2	—
Total from Class C Shares	15,986	133,099
Net increase/(decrease) in net assets from capital share transactions	15,892,308	2,280,049
Total increase/(decrease) in net assets	19,098,785	4,088,936
NET ASSETS:
Beginning of period	16,219,394	12,130,458
End of period	$35,318,179	$16,219,394
Undistributed/accumulated net investment income/(loss), end of period	$—	$14,812

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Statements of Changes in Net Assets (Concluded)

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
SHARES TRANSACTIONS:
Class I Shares
Shares sold	1,580,236	306,838
Shares reinvested	96,507	3,825
Shares redeemed	(436,132)	(199,853)
Total Class I Shares	1,240,611	110,810
Class A Shares*
Shares sold	345,519	101,225
Shares reinvested	22,853	611
Shares redeemed	(363,573)	(34,308)
Total Class A Shares	4,799	67,528
Class C Shares
Shares sold	5,058	17,060
Shares reinvested	1,601	1
Shares redeemed	(5,634)	(5,775)
Total Class C Shares	1,025	11,286
Net increase/(decrease) in shares outstanding	1,246,435	189,624

*	Formerly Retail Class Shares.
**

Prior to December 31, 2017, there was a 1.50% redemption fee to the value of shares redeemed or exchanged within 60 days of purchase. The redemption fees were retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital. Effective December 31, 2017, the Fund eliminated its redemption fee.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

GLOBAL LOW VOLATILITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$258,584	$92,781
Net realized gain/(loss) from investments	1,074,746	5,612,229
Net change in unrealized appreciation/(depreciation) on investments	960,140	(5,601,962)
Net increase/(decrease) in net assets resulting from operations	2,293,470	103,048

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	896,436	25,430,511
Shares redeemed	(6,424,982)	(67,148,680)
Redemption fees*	6	2,495
Net increase/(decrease) in net assets from capital share transactions	(5,528,540)	(41,715,674)
Total increase/(decrease) in net assets	(3,235,070)	(41,612,626)

NET ASSETS:
Beginning of period	22,764,928	64,377,554
End of period	$19,529,858	$22,764,928
Undistributed/accumulated net investment income/(loss), end of period	$258,784	$—

SHARE TRANSACTIONS:
Class I Shares
Shares sold	30,761	965,782
Shares reinvested	—	—
Shares redeemed	(223,043)	(2,711,424)
Net increase/(decrease) in shares outstanding	(192,282)	(1,745,642)

*

Prior to December 31, 2017, there was a 2.00% redemption fee to the value of shares redeemed or exchanged within 60 days of purchase. The redemption fees were retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital. Effective December 31, 2017, the Fund eliminated its redemption fee.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$15.43	$14.69	$13.78	$13.72	$11.85
Net investment income/(loss)(1)	0.16	0.22	0.21	0.21	0.16
Net realized and unrealized gain/(loss) on investments(2)	3.52	0.90	1.66	0.44	2.01
Net increase/(decrease) in net assets resulting from operations	3.68	1.12	1.87	0.65	2.17
Dividends and distributions to shareholders from:
Net investment income	(0.18)	(0.16)	(0.21)	(0.16)	(0.08)
Net realized capital gains	(0.96)	(0.22)	(0.75)	(0.43)	(0.22)
Total dividends and distributions to shareholders	(1.14)	(0.38)	(0.96)	(0.59)	(0.30)
Net asset value, end of period	$17.97	$15.43	$14.69	$13.78	$13.72
Total investment return(3)	24.98%	7.73%	13.99%	4.82%	18.57%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$437,424	$91,977	$106,110	$72,850	$60,266
Ratio of expenses to average net assets with waivers and/or reimbursements net of amounts recouped	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets without waivers and/or reimbursements net of amounts recouped	0.94%	1.14%	1.14%	1.20%	1.35%
Ratio of net investment income/(loss) to average net assets	0.87%	1.32%	1.49%	1.47%	1.25%
Portfolio turnover rate	85%	31%	41%	42%	110%

(1)	The selected per share data is calculated based on average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	Class A Shares
	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period October 29, 2015(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$15.40	$14.67	$14.69
Net investment income/(loss)(2)	0.10	0.16	0.14
Net realized and unrealized gain/(loss) on investments(3)	3.55	0.92	0.79
Net increase/(decrease) in net assets resulting from operations	3.65	1.08	0.93
Dividends and distributions to shareholders from:
Net investment income	(0.10)	(0.13)	(0.20)
Net realized capital gains	(0.96)	(0.22)	(0.75)
Total dividends and distributions to shareholders	(1.06)	(0.35)	(0.95)
Net asset value, end of period	$17.99	$15.40	$14.67
Total investment return(4)	24.68%	7.48%	6.74	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,530	$22,195	$19,288
Ratio of expenses to average net assets with waivers and/or reimbursements net of amounts recouped	1.23%	1.23%	1.23	%(6)
Ratio of expenses to average net assets without waivers and/or reimbursements net of amounts recouped	1.27%	1.39%	1.38	%(6)
Ratio of net investment income/(loss) to average net assets	0.62%	1.07%	1.15	%(6)
Portfolio turnover rate	85%	31%	41	%(7)

(1)	Commencement of operations.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.

(5)	Not annualized.
(6)	Annualized.
(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class C Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	Class C Shares
	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period December 31, 2015(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$15.15	$14.51	$13.57
Net investment income/(loss)(2)	(0.02)	0.04	0.03
Net realized and unrealized gain/(loss) on investments(3)	3.48	0.93	0.91
Net increase/(decrease) in net assets resulting from operations	3.46	0.97	0.94
Dividends and distributions to shareholders from:
Net investment income	(0.06)	(0.11)	—
Net realized capital gains	(0.96)	(0.22)	—
Total dividends and distributions to shareholders	(1.02)	(0.33)	—
Net asset value, end of period	$17.59	$15.15	$14.51
Total investment return(4)	23.80%	6.74%	6.93	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,916	$1,226	$373
Ratio of expenses to average net assets with waivers and/or reimbursements net of amounts recouped	1.98%	1.98%	1.99	%(6)
Ratio of expenses to average net assets without waivers and/or reimbursements net of amounts recouped	2.00%	2.15%	2.16	%(6)
Ratio of net investment income/(loss) to average net assets	(0.11)%	0.30%	0.32	%(6)
Portfolio turnover rate	85%	31%	41	%(7)

(1)	Commencement of operations.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.
(6)	Annualized.
(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period March 31, 2016(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$12.39	$10.83	$10.00
Net investment income/(loss)(2)	(0.01)	0.04	0.02
Net realized and unrealized gain/(loss) on investments(3)	2.61	1.57	0.81
Net increase/(decrease) in net assets resulting from operations	2.60	1.61	0.83
Dividends and distributions to shareholders from:
Net investment income	(0.05)	(0.05)	—
Net realized capital gains	(1.12)	— (7)	—
Total dividends and distributions to shareholders	(1.17)	(0.05)	—
Net asset value, end of period	$13.82	$12.39	$10.83
Total investment return(4)	22.26%	14.86%	8.30	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,559	$12,919	$10,095
Ratio of expenses to average net assets with waivers and reimbursements	1.23%	1.23%	1.23	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	1.60%	2.21%	4.43	%(6)
Ratio of net investment income/(loss) to average net assets	(0.05)%	0.31%	0.53	%(6)
Portfolio turnover rate	122%	95%	0.01	%(5)

(1)	Commencement of operations.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.
(6)	Annualized.
(7)	Amount represents less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	Class A Shares (Formerly Retail Class Shares)
	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period March 31, 2016(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$12.38	$10.83	$10.00
Net investment income/(loss)(2)	(0.03)	0.01	0.01
Net realized and unrealized gain/(loss) on investments(3)	2.59	1.57	0.82
Net increase/(decrease) in net assets resulting from operations	2.56	1.58	0.83
Dividends and distributions to shareholders from:
Net investment income	(0.02)	(0.03)	—
Net realized capital gains	(1.12)	— (7)	—
Total dividends and distributions to shareholders	(1.14)	(0.03)	—
Net asset value, end of period	$13.80	$12.38	$10.83
Total investment return(4)	21.90%	14.63%	8.30	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,560	$3,132	$2,010
Ratio of expenses to average net assets with waivers and reimbursements	1.48%	1.48%	1.48	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	1.86%	2.44%	4.68	%(6)
Ratio of net investment income/(loss) to average net assets	(0.23)%	0.06%	0.28	%(6)
Portfolio turnover rate	122%	95%	0.01	%(5)

(1)	Commencement of operations.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.

(5)	Not annualized.
(6)	Annualized.
(7)	Amount represents less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

SMALL CAP LOW VOLATILITY FUND

Financial Highlights

Contained below is per share operating performance data for Class C Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	Class C Shares
	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period March 31, 2016(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$12.27	$10.80	$10.00
Net investment income/(loss)(2)	(0.12)	(0.08)	(0.02)
Net realized and unrealized gain/(loss) on investments(3)	2.56	1.55	0.82
Net increase/(decrease) in net assets resulting from operations	2.44	1.47	0.80
Dividends and distributions to shareholders from:
Net realized capital gains	(1.12)	— (7)	—
Net asset value, end of period	$13.59	$12.27	$10.80
Total investment return(4)	21.05%	13.63%	8.00	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$200	$168	$26
Ratio of expenses to average net assets with waivers and reimbursements	2.23%	2.23%	2.23	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	2.61%	2.89%	5.43	%(6)
Ratio of net investment income/(loss) to average net assets	(0.95)%	(0.67)%	(0.47	)%(6)
Portfolio turnover rate	122%	95%	0.01	%(5)

(1)	Commencement of operations.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.
(6)	Annualized.
(7)	Amount represents less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

GLOBAL LOW VOLATILITY FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Eleven Months Ended August 31, 2014(1)(2)		For the Year Ended Sept. 30, 2013
Per Share Operating Performance
Net asset value, beginning of period	$27.20	$24.93	$28.29	$27.64	$27.45		$22.45
Net investment income/(loss)(3)	0.35	0.06	(0.19)	(0.21)	(0.20)		(0.14)
Net realized and unrealized gain/(loss) on investments	2.75	2.21	(1.25)	3.04	2.96		5.14
Net increase/(decrease) in net assets resulting from operations	3.10	2.27	(1.44)	2.83	2.76		5.00
Dividends and distributions to shareholders from:
Net realized capital gains	—	—	(1.93)	(2.18)	(2.57)		—
Total dividends and distributions to shareholders	—	—	(1.93)	(2.18)	(2.57)		—
Redemption fees added to paid-in capital(3)	— (4)	— (4)	0.01	— (4)	—		—
Net asset value, end of period	$30.30	$27.20	$24.93	$28.29	$27.64		$27.45
Total investment return(5)	11.36%	9.15%	(5.44)%	11.49%	10.62	%(6)(8)	22.27%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,530	$22,765	$64,378	$71,523	$59,924		$55,737
Ratio of expenses to average net assets with waivers and reimbursements	0.84%	0.84%	0.84%	0.84%	0.84	%(8)(7)	0.86%
Ratio of expenses to average net assets without waivers and reimbursements	1.25%	1.32%	1.13%	1.20%	1.13	%(8)(7)	1.13%
Ratio of net investment income/(loss) to average net assets	1.19%	0.26%	(0.76)%	(0.77)%	(0.80	)%(8)(7)	(0.63)%
Portfolio turnover rate	44%	247%	375%	297%	277	%(6)	345%

(1)	The Fund changed its fiscal year end to August 31.
(2)

Effective as of the close of business on March 21, 2014, the Fund acquired all the assets and liabilities of the Dynamic U.S. Growth Fund (“Predecessor Fund”), a series of Scotia Institutional Funds. The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.

(3)	The selected per share data was calculated based on average shares outstanding method for the period.
(4)	Amount represents less than $0.005 per share.
(5)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(6)	Not annualized.
(7)	Annualized.
(8)

Includes adjustments in accordance with U.S. generally accepted accounting principles and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for the shareholder transactions.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS FUNDS

Notes to Financial Statements

AUGUST 31, 2018

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty active investment portfolios, including the Summit Global Investments U.S. Low Volatility Equity Fund, Summit Global Investments Small Cap Low Volatility Fund and Summit Global Investments Global Low Volatility Fund (each a “Fund” and, collectively, the “Funds”). The Summit Global Investments U.S. Low Volatility Equity Fund and Summit Global Investments Small Cap Low Volatility Fund commenced investment operations on February 29, 2012 and March 31, 2016, respectively.

The Dynamic U.S. Growth Fund (the “Predecessor Fund”), a series of Scotia Institutional Funds, transferred all of its assets and liabilities to the Summit Global Investments Global Low Volatility Fund (formerly, the Scotia Dynamic U.S. Growth Fund) in a tax-free reorganization (the “Reorganization”). The Reorganization occurred at the close of business on March 21, 2014. The Predecessor Fund commenced operations on March 31, 2009. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to the close of business on March 21, 2014 included herein is that of the Predecessor Fund. Effective January 3, 2017, the Fund changed its name from the Scotia Dynamic U.S. Growth Fund to the Summit Global Investments Global Low Volatility Fund and Summit Global Investments, LLC (“Summit” or the “Adviser”) took over management of the Fund from its predecessor investment manager.

As of the end of the reporting period, the Summit Global Investments U.S. Low Volatility Equity Fund offers three classes of shares: Class I Shares, Class A Shares and Class C Shares; the Summit Global Investments Small Cap Low Volatility Fund offers three classes of shares: Class I Shares, Class A Shares (formerly Retail Class Shares) and Class C Shares and the Summit Global Investments Global Low Volatility Fund offers three classes of shares: Class I Shares, Class A Shares and Class C Shares. As of the end of the reporting period, Class A Shares and Class C Shares of the Summit Global Investments Global Low Volatility Fund were not yet operational.

RBB has authorized capital of one hundred billion shares of common stock of which 87.023 billion shares are currently classified into one hundred and eighty-one classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of the Summit Global Investments U.S. Low Volatility Equity Fund is to outperform the S&P 500® Index over a market cycle while reducing overall volatility. The investment objective of the Summit Global Investments Small Cap Low Volatility Fund is to outperform the Russell 2000® Index over a market cycle while reducing overall volatility. The investment objective of the Summit Global Investments Global Low Volatility Fund is to seek long-term capital appreciation.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

The end of the reporting period for the Funds is August 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2018 (the “current fiscal period”).

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings,

SUMMIT GLOBAL INVESTMENTS FUNDS

Notes to Financial Statements (Continued)

AUGUST 31, 2018

and are deemed representative of market values at the close of the market. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

● Level 1	—	Prices are determined using quoted prices in active markets for identical securities.

● Level 2	—	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3	—	Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Summit Global Investments U.S Low Volatility Equity Fund
Common Stocks	$430,164,999	$430,164,999	$—	$—
Exchange Traded Funds	6,918,152	6,918,152
Short-Term Investments	10,300,321	10,300,321	—	—
Total Investments*	$447,383,472	$447,383,472	$—	$—

Summit Global Investments Small Cap Low Volatility Fund
Common Stocks	$34,194,247	$34,194,247	$—	$—
Exchange Traded Funds	523,820	523,820
Short-Term Investments	990,607	990,607	—	—
Total Investments*	$35,708,674	$35,708,674	$—	$—

Summit Global Investments global Low Volatility Fund
Common Stocks	$18,893,144	$18,893,144	$—	$—
Exchange Traded Funds	295,240	295,240
Short-Term Investments	327,627	327,627	—	—
Total Investments*	$19,516,011	$19,516,011	$—	$—

*	Please refer to the Portfolio of Investments for further details.

SUMMIT GLOBAL INVESTMENTS FUNDS

Notes to Financial Statements (Continued)

AUGUST 31, 2018

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires the Funds to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when a Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Funds had no transfers between Levels 1, 2 and 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

SUMMIT GLOBAL INVESTMENTS FUNDS

Notes to Financial Statements (Continued)

AUGUST 31, 2018

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

REDEMPTION/EXCHANGE FEES — Prior to December 31, 2017, the Summit Global Investments U.S. Low Volatility Equity Fund, Summit Global Investments Small Cap Low Volatility Fund and Summit Global Investments Global Low Volatility Fund imposed a redemption/exchange fee of 1.50%, 1.50% and 2.00%, respectively, on redemptions/exchanges of Fund shares held less than 60 days. The fees are reflected on the Statement of Changes in Net Assets. Effective December 31, 2017, the Funds have eliminated their redemption/exchange fees.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Investment Adviser and Other Services

Summit serves as the investment adviser to each Fund. Each Fund compensates the Adviser for its services at an annual rate based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2019 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2019.

FUND	ADVISORY FEE	EXPENSE CAPS
		CLASS I	CLASS A	CLASS C
Summit Global Investments U.S. Low Volatility Equity Fund	0.70%	0.98%	1.23%	1.98%
Summit Global Investments Small Cap Low Volatility Fund	0.95	1.23	1.48	2.23
Summit Global Investments Global Low Volatility Fund	0.70	0.84	1.09	1.84

If at any time a Fund’s total annual Fund operating expenses for a year are less than the relevant share class’ Expense Cap, the Adviser is entitled to recoup from the Fund the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such recoupment does not cause the Fund to exceed the relevant share class' Expense Cap that was in effect at the time of the waiver or reimbursement.

SUMMIT GLOBAL INVESTMENTS FUNDS

Notes to Financial Statements (Continued)

AUGUST 31, 2018

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed and recoupments were as follows:

FUND	Gross Advisory Fees	Waivers AND/OR Reimbursements	RECOUPMENTS	Net Advisory Fees
Summit Global Investments U.S. Low Volatility Equity Fund	$1,492,806	$(86,805)	$171,184	$1,577,185
Summit Global Investments Small Cap Low Volatility Fund	224,340	(87,054)	—	137,286
Summit Global Investments Global Low Volatility Fund	148,818	(87,592)	—	61,226

As of the end of the reporting period, the Funds had amounts available for recoupment by the Adviser as follows:

	EXPIRATION
FUND	August 31, 2019	August 31, 2020	August 31, 2021
Summit Global Investments U.S. Low Volatility Equity Fund	$37,571	$180,221	$86,805
Summit Global Investments Small Cap Low Volatility Fund	108,075	140,932	87,054
Summit Global Investments Global Low Volatility Fund	—	98,278	87,592

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the "Distributor") serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

The Board has adopted a Plan of Distribution (the “Plan”) for the Class A Shares and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and and up to 1.00% of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in each Fund’s 12b-1 Plan.

SUMMIT GLOBAL INVESTMENTS FUNDS

Notes to Financial Statements (Continued)

AUGUST 31, 2018

3. SHAREHOLDER SERVICING PLAN

The Summit Global Investments Global Low Volatility Fund had adopted a Shareholder Services Plan for the Class I Shares. Under the Shareholder Services Plan, the Fund could pay service fees to firms that provide shareholder services, such as responding to shareholder inquiries and assisting shareholders with their accounts, not exceeding ten basis points (0.10%) of the Fund’s average daily net assets attributable to Class I Shares. Effective December 31, 2017, the Fund has eliminated its Shareholder Services Plan.

4. Director’s and Officer’s Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. For Director’s and Officer’s compensation amounts, please refer to the Statements of Operations.

5. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

FUND	Purchases	Sales
Summit Global Investments U.S. Low Volatility Equity Fund	$444,644,893	$178,567,267
Summit Global Investments Small Cap Low Volatility Fund	41,900,478	28,108,054
Summit Global Investments Global Low Volatility Fund	9,237,723	14,683,847

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

6. Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2018, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Fund were as follows:

FUND	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Summit Global Investments U.S. Low Volatility Equity Fund	$384,117,131	$65,860,021	$(2,593,681)	$63,266,340
Summit Global Investments Small Cap Low Volatility Fund	30,923,575	5,679,578	(894,479)	4,785,099
Summit Global Investments Global Low Volatility Fund	16,934,690	3,033,544	(452,223)	2,581,321

SUMMIT GLOBAL INVESTMENTS FUNDS

Notes to Financial Statements (Continued)

AUGUST 31, 2018

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2018, were reclassified among the following accounts. They are primarily attributable to gains and losses on foreign currency transactions, tax reclassification of distributions received and investments in publicly traded partnerships.

FUND	Undistributed Net Investments Income/(LOSS)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Summit Global Investments U.S. Low Volatility Equity Fund	$(2,293)	$2,293	$—
Summit Global Investments Small Cap Low Volatility Fund	75,624	(75,624)	—
Summit Global Investments Global Low Volatility Fund	200	102	(302)

As of August 31, 2018, the components of distributable earnings on a tax basis were as follows:

FUND	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital loss carry forwards	Unrealized Appreciation/ (Depreciation)
Summit Global Investments U.S. Low Volatility Equity Fund	$4,024,581	$6,681,671	$—	$63,266,340
Summit Global Investments Small Cap Low Volatility Fund	23,727	949,705	—	4,785,099
Summit Global Investments Global Low Volatility Fund	258,784	—	1,986,607	2,581,321

The differences between the book and tax basis components of distributable earnings relate primarily to wash sales.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2018 and 2017 were as follows:

FUND		Ordinary Income	Long-Term Gains	Total
Summit Global Investments U.S. Low Volatility Equity Fund	2018	$1,094,111	$6,003,740	$7,097,851
	2017	1,244,977	1,633,894	2,878,871
Summit Global Investments Small Cap Low Volatility Fund	2018	1,276,795	573,123	1,849,918
	2017	53,019	989	54,008
Summit Global Investments Global Low Volatility Fund	2018	—	—	—
	2017	—	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

SUMMIT GLOBAL INVESTMENTS FUNDS

Notes to Financial Statements (concluded)

AUGUST 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

During the period ended August 31, 2018 the Summit Global Investments Global Low Volatility Fund utilized $1,074,158 of total capital loss carryforwards. As of August 31, 2018, the Summit Global Investments Global Low Volatility Fund had short-term post-enactment capital losses of $1,986,607. The capital losses can be carried forward for an unlimited period.

7. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds' financial statements and disclosures.

8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued and has determined there were no significant events requiring recognition or disclosure in the financial statements.

SUMMIT GLOBAL INVESTMENTS FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and
Shareholders of Summit Global Investments U.S. Low Volatility Equity Fund, Summit Global Investments Small Cap Low Volatility Fund and Summit Global Investments Global Low Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Summit Global Investments U.S. Low Volatility Equity Fund, Summit Global Investments Small Cap Low Volatility Fund and Summit Global Investments Global Low Volatility Fund (collectively referred to as the “Funds”) (three of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the portfolios of investments, as of August 31, 2018, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the portfolios constituting The RBB Fund, Inc.) at August 31, 2018, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual portfolio constituting The RBB Fund, Inc.	Statements of operations	Statements of changes in net assets	Financial highlights
Summit Global Investments U.S. Low Volatility Equity Fund	For the year ended August 31, 2018	For each of the two years in the period ended August 31, 2018	For each of the five years in the period ended August 31, 2018
Summit Global Investments Small Cap Low Volatility Fund	For the year ended August 31, 2018	For each of the two years in the period ended August 31, 2018	For each of the two years in the period ended August 31, 2018 and the period March 31, 2016 (commencement of operations) to August 31, 2016
Summit Global Investments Global Low Volatility Fund	For the year ended August 31, 2018	For the year ended August 31, 2018	For the year ended August 31, 2018

The financial statements and financial highlights of Summit Global Investments Global Low Volatility Fund, for each of the periods presented through August 31, 2017, were audited by other auditors whose reports dated October 27, 2017 and November 25, 2013, expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

SUMMIT GLOBAL INVESTMENTS FUNDS

Report of Independent Registered Public Accounting Firm (concluded)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Summit Global Investments investment companies since 2012.

Philadelphia, Pennsylvania
October 30, 2018

SUMMIT GLOBAL INVESTMENTS FUNDS

Shareholder Tax Information (Unaudited)

Certain tax information is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2018. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. During the fiscal year ended August 31, 2018, the tax character of distributions paid by the Fund’s were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividends
Summit Global Investments U.S. Low Volatility Equity Fund	$1,094,111	$6,003,740
Summit Global Investments Small Cap Low Volatility Fund	1,276,795	573,123
Summit Global Investments Global Low Volatility Fund	—	—

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purporses.

Under the Jobs and Growth Tax relieft Reconciliation Act of 2003, the following percertages of ordinary dividends paid during the fiscal year ended August 31, 2018 are designated as "qualified dividend income," as defined in the Act, and are subject to reduced tax rates:

Summit Global Investments U.S. Low Volatility Equity Fund	95.16%
Summit Global Investments Small Cap Low Volatility Fund	28.81%
Summit Global Investments Global Low Volatility Fund	0.00%

The percentage of total ordinary income dividends paid qualifying for corporate dividends received deduction for each Fund is as follows:

Summit Global Investments U.S. Low Volatility Equity Fund	96.32%
Summit Global Investments Small Cap Low Volatility Fund	20.88%
Summit Global Investments Global Low Volatility Fund	0.00%

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

Summit Global Investments U.S. Low Volatility Equity Fund	0%
Summit Global Investments Small Cap Low Volatility Fund	0%
Summit Global Investments Global Low Volatility Fund	0%

SUMMIT GLOBAL INVESTMENTS FUNDS

Shareholder Tax Information (Unaudited) (concluded)

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

Summit Global Investments U.S. Low Volatility Equity Fund	0%
Summit Global Investments Small Cap Low Volatility Fund	98.66%
Summit Global Investments Global Low Volatility Fund	0%

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2019.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

SUMMIT GLOBAL INVESTMENTS FUNDS

Other Information (Unaudited)

Change in Independent Registered Public Accounting Firm

BBD, LLP ("BBD") was replaced as the independent registered public accounting firm for Summit Global Investments Global Low Volatility Fund (the "Fund") of RBB effective upon the completion of services related to the audit for the Fund's 2017 fiscal year. During the Fund's two most recent fiscal years ended August 31, 2016 and 2017, BBD's reports on the Fund's financial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund's two most recent fiscal years ended August 31, 2016 and 2017 and the interim period commencing August 31, 2017 and ended September 19, 2017, there were no disagreements with BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years. During the Fund's two most recent fiscal years and the subsequent interim period commencing August 31, 2017 and ended September 19, 2017, there were no events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

On September 19, 2017, RBB, by actions of its Audit Committee and Board of Directors, including a majority of the members of the Board of Directors who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940, as amended), selected Ernst & Young LLP ("EY") as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ended August 31, 2018. During the Fund's two most recent fiscal years ended August 31, 2016 and 2017 and the subsequent interim period commencing August 31, 2017 and ended September 19, 2017, neither the Fund nor anyone on its behalf consulted EY on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (855) 744-8500 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreements

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreements between Summit and the Company (the “Investment Advisory Agreements”) on behalf of the Summit Global Investments U.S. Low Volatility Equity Fund, the Summit Global Investments Small Cap Low Volatility Fund, and the Summit Global Investments Global Low Volatility Fund (each a “Fund” and together the “Funds”), at a meeting of the Board held on May 9-10, 2018 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangements. In approving the Investment Advisory Agreements, the Board considered information provided by Summit with the assistance and advice of counsel to the Independent Directors and the Company.

SUMMIT GLOBAL INVESTMENTS FUNDS

Other Information (Unaudited) (concluded)

In considering the renewal and approval of the Investment Advisory Agreements between the Company and Summit with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Summit’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Summit’s personnel providing those services; (iii) Summit’s investment philosophies and processes; (iv) Summit’s assets under management and client descriptions; (v) Summit’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Summit’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) Summit’s compliance procedures; (viii) Summit’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Broadridge/Lipper comparing the Funds’ management fees and total expense ratio to those of its respective Lipper Group and comparing the performance of the Funds to the performance of its Lipper Group; and (xi) a report comparing the performance of the Funds to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Summit. The Directors concluded that Summit had substantial resources to provide services to the Funds and that Summit’s services had been acceptable.

The Directors also considered the investment performance of the Funds and Summit. The Directors considered each Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the Summit Global Investments U.S. Low Volatility Equity Fund outperformed its benchmark, the S&P 500 Index, for the year-to-date, one-year, and since-inception periods ended March 31, 2018. The Directors also noted that the Summit Global Investments U.S. Low Volatility Equity Fund ranked in the 2nd quintile in its Lipper Performance Group and Lipper Performance Universe for the four-year period ended December 31, 2017.

Next, the Directors noted that the Summit Global Investments Small Cap Low Volatility Fund’s investment performance underperformed its benchmark, the Russell 2000 Index, for the year-to-date and one-year periods ended March 31, 2018. The Directors also noted that the Summit Global Investments Small Cap Low Volatility Fund ranked in the 4th quintile in both its Lipper Performance Group and its Lipper Performance Universe for the since-inception periods ended December 31, 2017.

Finally, the Directors noted that the Summit Global Investments Global Low Volatility Fund’s investment performance underperformed its benchmark, the MSCI ACWI Index, for the year ended March 31, 2018. The Directors also noted that the Summit Global Investments Global Low Volatility Fund ranked in the 3rd quintile in its Lipper Performance Group and the 4th quintile in its Lipper Performance Universe for the one-year periods ended December 31, 2017.

The Board also considered the advisory fee rate payable by the Funds under the Investment Advisory Agreement. In this regard, information on the fees paid by the Funds and each Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the actual advisory fee of the Summit Global Investments U.S. Low Volatility Equity Fund ranked in the 5th quintile of the Fund’s Lipper Expense Group, and the both Summit Global Investments Small Cap Low Volatility Equity Fund’s and Summit Global Investments Global Low Volatility Fund’s actual advisory fee ranked in the 1st quintile of each respective Fund’s Lipper Expense Group. The Directors noted that Summit had contractually agreed to waive management fees and reimburse expenses through March 31, 2019 to limit total annual operating expenses to agreed upon levels for each Fund.

After reviewing the information regarding each Fund’s costs, profitability and economies of scale, and after considering Summit’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2019.

SUMMIT GLOBAL INVESTMENTS FUNDS

Company Management (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (855) 744-8500.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	30	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	30	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003-2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	30	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Director	2006 to present	Since 1997, Consultant, financial services organizations.	30	Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 70	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	30	Independent Trustee of EIP Investment Trust (registered investment company).

SUMMIT GLOBAL INVESTMENTS FUNDS

Company Management (Unaudited) (continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	30	WisdomTree Investments, Inc. (asset management company); Fidelity National Information Services, Inc. (financial services technology company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	30	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	30	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 55	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A

SUMMIT GLOBAL INVESTMENTS FUNDS

Company Management (Unaudited) (continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 65	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 47	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 39	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 30 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

SUMMIT GLOBAL INVESTMENTS FUNDS

Company Management (Unaudited) (CONCLUDED)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment services industry.

SUMMIT GLOBAL INVESTMENTS FUNDS

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES THE SUMMIT GLOBAL INVESTMENTS FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Summit Global Investments Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Do the Summit Global Investments Funds share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

SUMMIT GLOBAL INVESTMENTS FUNDS

PRIVACY NOTICE (Unaudited) (concluded)

Questions?	Call 1-888-251-4847 or go to www.summitglobalinvestments.com

What we do
How do the Summit Global Investments Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Summit Global Investments Funds collect my personal information?

We collect your personal information, for example, when you

●  open an account

●  provide account information

●  give us your contact information

●  make a wire transfer

●  tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●  sharing for affiliates’ everyday business purposes — information about your creditworthiness

●  affiliates from using your information to market to you

●  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●   Our affiliates include Summit Global Investments, LLC, the investment adviser to the Summit Global Investments U.S. Low Volatility Equity Fund, Small Cap Low Volatility Fund and Summit Global Investments Global Low Volatility Fund.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●   Summit Global Investments U.S. Low Volatility Equity Fund, Small Cap Low Volatility Fund and Global Low Volatility Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

●   Summit Global Investments U.S. Low Volatility Equity Fund, Small Cap Low Volatility Fund and Global Low Volatility Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

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Investment Adviser

Summit Global Investments, LLC
620 South Main Street
Bountiful, UT 84010

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter

Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel

Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

SGI-AR18

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Julian A. Brodsky, Gregory P. Chandler and Nicholas A. Giordano are the registrant’s audit committee financial experts and each of them is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2018	Fiscal Year 2017
Ernst & Young LLP	$503,650	$475,825
PricewaterhouseCoopers LLP	$255,514	$229,142
Tait, Weller & Baker	$88,300	$73,300
BBD LLP	$0	$15,000
Aggregate Fees	$847,464	$793,267

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were:

	Fiscal Year 2018	Fiscal Year 2017
Ernst & Young LLP	$0	$0
PricewaterhouseCoopers LLP	$0	$0
Tait, Weller & Baker	$0	$0
BBD LLP	$0	$0
Aggregate Fees	$0	$0

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

	Fiscal Year 2018	Fiscal Year 2017
Ernst & Young LLP	$128,320	$152,100
PricewaterhouseCoopers LLP	$48,610	$41,717
Tait, Weller & Baker	$17,000	$14,000
BBD LLP	$0	$2,000
Aggregate Fees	$193,930	$209,817

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

	Fiscal Year 2018	Fiscal Year 2017
Ernst & Young LLP	$0	$0
PricewaterhouseCoopers LLP	$0	$0
Tait, Weller & Baker	$0	$0
BBD LLP	$0	$0
Aggregate Fees	$0	$0

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Permitted Non-Audit Services

1.	Pre-Approval Requirements of the Company. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees associated with those services.

2.	Pre-Approval Requirements of Affiliates. Additionally, the Committee shall pre-approve any engagement of the Auditor to provide non-audit services to an investment adviser of a Portfolio or to any affiliate of such investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company.

3.	Delegation. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

4.	Prohibited Services. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Company’s audit any prohibited non-audit services for the Company, any investment adviser of a Portfolio, or any affiliates of the Company or such investment advisers. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

	Fiscal Year 2018	Fiscal Year 2017
Ernst & Young LLP	$128,320	$152,100
PricewaterhouseCoopers LLP	$324,610	$343,130
Tait	$17,000	$14,000
BBD LLP	$0	$2,000
Aggregate Fees	$469,930	$511,230

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive and Principal Financial Officers have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Senior Officer Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the 1940 Act is attached hereto.

(a)(3) Not applicable to open-end investment companies.

(a)(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The RBB Fund, Inc.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date	11/5/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date	11/5/2018

By (Signature and Title)*	/s/ James Shaw
James Shaw, Treasurer
(principal financial officer)

Date	11/5/2018

*	Print the name and title of each signing officer under his or her signature.